UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07803

Name of Registrant:	Vanguard Scottsdale Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: August 31

Date of reporting period: September 1, 2021—August 31, 2022

Item 1: Reports to Shareholders

Annual Report   |   August 31, 2022
Vanguard Explorer Value™ Fund

Contents
Your Fund’s Performance at a Glance	1
Advisors' Report	2
About Your Fund’s Expenses	7
Performance Summary	9
Financial Statements	11
Liquidity Risk Management	25
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	The 12 months ended August 31, 2022, were a very challenging period for financial markets. Vanguard Explorer Value Fund returned –10.05% for the period, lagging the –8.34% return of its benchmark, the Russell 2500 Value Index.
•	Early on, pent-up demand helped spur global growth and push unemployment rates down. The economic backdrop deteriorated, however, as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia’s invasion of Ukraine. The Federal Reserve reacted by raising interest rates, which pushed borrowing costs higher and sparked fears of recession.
•	Negative double-digit returns in a handful of industry sectors, including consumer discretionary and health care, contributed to the poor return for the benchmark index.
•	Security selection in a number of sectors, including communication services and industrials, helped the fund’s performance compared with the benchmark. However, the fund’s underweight to the best-performing sector, energy, hurt performance, as did security selection in financials.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-12.96%	12.14%	11.61%
Russell 2000 Index (Small-caps)	-17.88	8.59	6.95
Russell 3000 Index (Broad U.S. market)	-13.28	11.90	11.29
FTSE All-World ex US Index (International)	-19.00	3.48	2.12
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-11.65%	-2.01%	0.54%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.63	-0.83	1.28
FTSE Three-Month U.S. Treasury Bill Index	0.44	0.56	1.10
CPI
Consumer Price Index	8.26%	4.90%	3.82%
1

Advisors’ Report
For the fiscal year ended August 31, 2022, Vanguard Explorer Value Fund returned –10.05%, underperforming the –8.34% return of its benchmark, the Russell 2500 Value Index. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table on page 6. The advisors have also prepared a discussion of the investment environment that existed during the period under review and of how their portfolio positioning reflects this assessment. (Please note that Ariel Investments, LLC, only began managing a portion of the fund in January 2022 and that the Frontier discussion refers to industry sectors as defined by ICB classifications rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on September 8, 2022.
Frontier Capital Management Co., LLC
Portfolio Managers:
William A. Teichner, CFA,
Managing Partner
Rushan Jiang, CFA,
Vice President
Stock selection in the Frontier portion of the fund was strong, especially in industrials, health care, and technology. Sector allocation was a modest detractor.
The portfolio’s 10 best-contributing stocks were spread over four sectors and included four companies each from energy and industrials and one position each from technology and health care. The energy holdings included three oil and natural gas producers and one renewable energy equipment manufacturer. Energy producers benefited as West Texas Intermediate benchmark crude oil spot prices appreciated from $69 to $90 per barrel. The industrials included a crude oil tanker company, a manufacturer of electrical wire, a producer of heat transfer products, and a maker of cables and connectors.
The top contributor was PDC Energy, an oil producer with operations in the Wattenberg Field in Colorado and the Delaware Basin in Texas. That stock added approximately 90 basis points to performance. For each of the past four quarters, PDC has grown its production at a robust year-over-year rate and posted higher-than-expected discretionary cash flow. Management expects to generate $1.6 billion in free cash flow during 2022, which should fund $1 billion in total capital returns to shareholders through dividends and share repurchases.
The portfolio’s 10 largest detractors were spread over five sectors and included three consumer discretionary companies, two holdings each from financials, technology, and industrials, and one real

2

estate position. The consumer discretionary holdings were an online clothing retailer, a seller of women’s intimate apparel and beauty products, and a designer of branded jeans. Like many other businesses, these companies have faced headwinds such as labor and input cost inflation, supply chain disruptions, and shifting consumer spending patterns.
The largest detractor was Argo Group International Holdings, a property and casualty insurance company. The company took a $122 million charge related to construction defects claims on U.S. policies written in 2017 and prior years and entered into a loss portfolio transfer (LPT) reinsurance agreement with Enstar Group Limited. The LPT agreement will cost Argo $100 million and cover its U.S. casualty reserves between 2011 and 2019. We reduced our weighting in the stock significantly but retain a small position given its attractive valuation and our belief that much has been done over the past several years to improve the company’s underwriting.
During the period, we bought eight new stocks and exited 10 holdings. The purchases were spread across four sectors: consumer discretionary, health care, industrials, and technology. The sales were across five sectors: basic materials, consumer discretionary, industrials, real estate, and technology. As is usual for the portfolio, the changes were made for company-specific reasons rather than sector positioning.
One purchase was Diversey Holdings, a leading global provider of commercial cleaning and hygiene products. We initiated a small allocation at an average price of $9, well below its $15 initial public offering price in March 2021. We were attracted to Diversey’s objective of taking market share in a fragmented industry as well as management’s plans to improve profitability through optimizing prices, reducing procurement costs, and enhancing logistics and manufacturing. The stock is compelling based on our projected long-term earnings potential of a dollar per share.
One of our sales was Quanta Services, an engineering and construction company that restores and replaces electric and gas lines and also builds new infrastructure. We initially acquired the stock in March 2020 at an average price of $30 per share. Quanta executed well to capture increasing customer spending on infrastructure and expanded further into renewable energy by acquiring Blattner Holding Company. As Quanta’s market capitalization approached $20 billion, we sold the stock at $134 per share at a valuation that was no longer inexpensive.
Cardinal Capital Management, L.L.C.
Portfolio Managers:
Eugene Fox III, Managing Partner
Robert B. Kirkpatrick, CFA,
Managing Partner
Rachel D. Matthews, Partner
Robert Fields, Partner
3

For the 12 months ended August 31, 2022, the Russell 2500 Value Index fell –8.34%, though it was rangebound for the first eight months. We added value through early 2022 until Russia’s invasion of Ukraine and the associated commodity-driven rally caused the portfolio to lag.
Investors’ concerns during the period rapidly shifted from the effects of the Omicron variant to Russia’s war against Ukraine and the Federal Reserve’s response to rising inflation. After recognizing that higher inflation was not transitory, the Fed moved aggressively to reduce monetary stimulus and increase benchmark interest rates to slow rapidly rising consumer prices. The central bank’s change in approach led to significant concerns about economic growth; as a result, the Russell 2000 Index had its worst first-half-of-year performance since 1973. Corporate earnings, which rebounded to record levels as the economy emerged from the pandemic, are now under pressure as companies grapple with higher costs and a strong U.S. dollar in the face of moderating demand.
Until there is evidence that inflation is under control and recession risks are receding, equity market volatility is likely to remain elevated and macroeconomic factors the driver of absolute and relative performance. Given the growing economic uncertainty over the period, it is not surprising that investors favored large-cap and value stocks and that the portfolio benefited from its lower exposure to the most volatile stocks and higher exposure to companies with higher earnings yield. However, the portfolio’s lower beta and its focus on quality businesses were also noticeable headwinds as those stocks broadly lagged.
We made modest changes to the portfolio, as the team believes the market is overly focused on short-term fundamentals. We reduced positions where we had less conviction in the long-term fundamentals and where valuations had fully reflected their attractive prospects. We added to investments where near-term expectations were low but long-term fundamentals remain sound.
Investments in the financials, industrials, health care, and energy sectors were the primary relative detractors. In financials, PacWest Bancorp lagged peers despite strong loan growth and higher margins, as interest rate-driven unrealized losses in its investment portfolio led to a decline in tangible book value. In industrials, the stock prices of GXO Logistics and XPO Logistics declined amid broad weakness in transportation stocks on increased recession concerns. In health care, the share price of Enovis Corporation lagged its peers as the orthopedics provider dealt with foreign exchange headwinds, supply chain constraints, and inflation pressures. The share prices of the portfolio’s holdings in the energy sector rose over 50% during the period; even so, they failed to keep pace with the sector’s 84% return. The largest detractor here was DT Midstream,
4

as the interstate pipeline owner and operator lagged the sector because investors favored companies with more direct exposure to rising crude oil prices over those that benefit primarily from increasing domestic natural gas volumes.
The main contributors to relative performance were investments in the materials and communication services sectors, specifically FMC Corporation and Nexstar Media Group.
Cardinal’s near-term outlook for equities is cautious. The outlook for growth later this year continues to moderate, given the fallout from the war in Ukraine as well as rising inflation and interest rates. Although inflation will certainly remain well above the Federal Reserve’s 2% target, it should begin to ease as supply constraints lessen and demand pressures ebb. Labor has been a significant limitation for many businesses, and a loosening of the labor market should help ease supply chains. Nonetheless, the risk of recession has increased, and stock prices clearly reflect that higher probability. While short-term and long-term interest rates have risen significantly from their pandemic lows, they are still relatively low from a historical perspective and credit remains broadly available. The mergers and acquisitions market appears resilient, and lower public market valuations should allow for continued transactions once financial markets stabilize. Regardless, Cardinal continues to prefer investments whose success depends on company-specific drivers, with as many as possible under management control rather than solely relying on near-term economic growth to produce sustainable growth in free cash flow.
Ariel Investments, LLC
Portfolio Managers:
John W. Rogers, Jr.,
Chairman, Co-CEO & Chief Investment Officer
Ken E. Kuhrt, CPA,
Executive Vice President
As the global economy moves beyond the pandemic, Russia’s invasion of Ukraine introduced new shocks as markets were already looking to process the effects of soaring inflation and a hawkish pivot by the Federal Reserve. Ripple effects from higher energy prices have extended to other commodities, increasing food prices and further disrupting supply chains. We believe prices have moved beyond fundamentals, with the market pricing in risks of a recession as investors fear a Fed-induced hard landing. Although uncertainty is high and volatility will likely remain elevated, we view these near-term risks as noise within the context of our long-term investment horizon.
After a volatile start to the year, stocks continued their descent through August. Other than energy, no sector has been spared in this market downturn. As bottom-up stock pickers, we select investments based on the strength of the underlying fundamentals of each portfolio company. We seek holdings possessing unique business models with sustainable competitive advantages and strong
5

balance sheets, led by skilled management teams. The result is a distinct yet diversified collection of businesses that offer a high-quality product or service supported by a well promoted brand, whose strength provides the company the ability to pass through, maintain, and enhance pricing and market share over time.
For the period under review, stock selection within consumer discretionary contributed most to returns for our portion of the fund. An underweight allocation to energy was the largest detractor. Although disappointing, this performance is consistent with what we have seen during broad-based market volatility driven by geopolitical events.
While we expect the issues outlined above will have negative implications for some of the companies in our portfolio in the near term, we can see past today’s turbulence to tomorrow’s possibilities. In our view, the balance sheets of U.S. financial institutions and households are generally in good shape, and we are cautiously optimistic this will protect against a severe downturn. Meanwhile, our portfolio’s stocks are trading at a significant discount to our internal estimate of private market value.
Knowing that today’s decisions will drive years of future returns, we remain laser-focused on following our philosophy and are doubling down on names that we know, like, and already own. We firmly believe that the patient investor who stays the course and owns differentiated businesses at reasonable prices will deliver superior returns over the long run.
Vanguard Explorer Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Frontier Capital Management Co., LLC	44	475	The advisor selects stocks by identifying companies it believes are underpriced relative to their long-term value. These companies are generally inexpensive and have low price-to-book and price-to-earnings ratios.
Cardinal Capital Management, L.L.C.	41	442	The advisor seeks stocks that are able to generate excess cash flow and reinvest the cash to increase shareholder value.
Ariel Investments, LLC	13	142	The advisor seeks to take advantage of the market’s short-term view to drive long-term results for shareholders. It favors companies with strong brands and franchises that produce or deliver high-quality products or services.
Cash Investments	2	24	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.
6

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
7

Six Months Ended August 31, 2022
Explorer Value Fund	Beginning Account Value 2/28/2022	Ending Account Value 8/31/2022	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$891.30	$2.34
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.74	2.50
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.49%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
8

Explorer Value Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2012, Through August 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Explorer Value Fund	-10.05%	6.90%	10.09%	$26,156
Russell 2500 Value Index	-8.34	7.03	9.88	25,662
Dow Jones U.S. Total Stock Market Float Adjusted Index	-13.73	11.16	12.66	32,942
See Financial Highlights for dividend and capital gains information.
9

Explorer Value Fund
Fund Allocation
As of August 31, 2022
Communication Services	7.2%
Consumer Discretionary	12.2
Consumer Staples	1.2
Energy	5.4
Financials	18.9
Health Care	6.8
Industrials	17.4
Information Technology	10.3
Materials	9.3
Real Estate	9.6
Utilities	1.7
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
10

Explorer Value Fund
Financial Statements
Schedule of Investments
As of August 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (94.6%)
Communication Services (6.8%)
	Nexstar Media Group Inc. Class A	136,122	26,043
*	Ziff Davis Inc.	202,166	15,624
	John Wiley & Sons Inc. Class A	257,285	11,843
	Madison Square Garden Entertainment Corp.	104,754	5,820
	Paramount Global Inc. Class B	187,272	4,380
	Interpublic Group of Cos. Inc.	150,917	4,171
	Manchester United plc Class A	239,263	3,216
	Madison Square Garden Sports Corp.	17,346	2,780
			73,877
Consumer Discretionary (11.5%)
	Lithia Motors Inc. Class A	54,737	14,529
*	Victoria's Secret & Co.	419,138	14,016
*	Adtalem Global Education Inc.	275,758	10,393
*	Modine Manufacturing Co.	568,772	8,520
	Cheesecake Factory Inc.	229,143	7,016
	Kontoor Brands Inc.	186,437	6,941
*	Leslie's Inc.	484,098	6,865
	Mattel Inc.	273,639	6,053
	Royal Caribbean Cruises Ltd.	143,354	5,856
	OneSpaWorld Holdings Ltd.	659,627	5,811
*	Helen of Troy Ltd.	38,006	4,699
	LCI Industries	35,517	4,115
	ADT Inc.	549,536	4,006
	Boyd Gaming Corp.	70,401	3,832
	Gentex Corp.	135,786	3,706
*	Perdoceo Education Corp.	315,950	3,659
*	Stoneridge Inc.	181,552	3,450
	Mohawk Industries Inc.	30,661	3,384
*	Lands' End Inc.	236,324	3,266
*	Under Armour Inc. Class A	300,573	2,531
*	LGI Homes Inc.	22,151	2,102
			124,750
Consumer Staples (1.2%)
	Spectrum Brands Holdings Inc.	174,011	10,961
	J M Smucker Co.	9,574	1,340
			12,301
		Shares	Market Value• ($000)
Energy (5.1%)
	DTE Midstream LLC	218,568	12,067
	Magnolia Oil & Gas Corp. Class A	476,659	11,378
	PDC Energy Inc.	134,639	9,143
	Viper Energy Partners LP	264,280	8,066
	Coterra Energy Inc.	257,626	7,963
	Core Laboratories NV	146,091	2,359
	Diamondback Energy Inc.	17,411	2,321
	International Seaways Inc.	75,710	2,236
			55,533
Financials (17.9%)
	PacWest Bancorp	593,323	15,622
	Starwood Property Trust Inc.	637,770	14,624
	Popular Inc.	138,712	10,711
	Wintrust Financial Corp.	116,934	9,862
	Columbia Banking System Inc.	320,739	9,606
	First Merchants Corp.	232,474	9,257
	Pinnacle Financial Partners Inc.	114,261	9,222
	First BanCorp. (XNYS)	644,682	9,219
*	Bancorp Inc.	375,072	8,897
	BGC Partners Inc. Class A	2,013,165	8,093
	BankUnited Inc.	208,857	7,738
	Flushing Financial Corp.	359,572	7,425
	Washington Federal Inc.	220,199	7,049
	Pacific Premier Bancorp Inc.	205,908	6,746
	Webster Financial Corp.	130,746	6,152
	WSFS Financial Corp.	120,253	5,814
*	NMI Holdings Inc. Class A	265,828	5,457
	Renasant Corp.	163,581	5,454
	Northern Trust Corp.	51,274	4,876
	KKR & Co. Inc.	95,575	4,832
	PJT Partners Inc. Class A	57,272	3,964
	Evercore Inc. Class A	40,951	3,837
	BOK Financial Corp.	41,768	3,712
	Lazard Ltd. Class A	96,057	3,492
	First American Financial Corp.	61,239	3,276
	Affiliated Managers Group Inc.	24,093	3,069
	Argo Group International Holdings Ltd.	123,955	2,433
*	Green Dot Corp. Class A	92,025	1,867
	Janus Henderson Group plc	50,771	1,188
			193,494
11

Explorer Value Fund
		Shares	Market Value• ($000)
Health Care (6.4%)
*	Syneos Health Inc.	211,510	12,714
*	Enovis Corp.	161,886	8,199
*	Envista Holdings Corp.	218,115	8,090
*	Varex Imaging Corp.	298,941	6,305
*	Acadia Healthcare Co. Inc.	67,824	5,557
*	Pacira BioSciences Inc.	99,711	5,233
*	LivaNova plc	86,583	4,870
*	NuVasive Inc.	95,970	4,080
	Laboratory Corp. of America Holdings	17,507	3,944
*	Merit Medical Systems Inc.	59,045	3,497
	Charles River Laboratories International Inc.	14,974	3,073
	Bio-Rad Laboratories Inc. Class A	3,966	1,924
	Prestige Consumer Healthcare Inc.	36,032	1,822
			69,308
Industrials (16.5%)
*	KAR Auction Services Inc.	869,736	12,698
	BWX Technologies Inc.	224,408	11,698
*	Beacon Roofing Supply Inc.	168,717	9,264
*	GXO Logistics Inc.	208,356	9,247
	MDU Resources Group Inc.	306,336	9,236
*	WESCO International Inc.	68,128	8,971
	KBR Inc.	183,557	8,866
	Applied Industrial Technologies Inc.	80,626	8,548
*	Univar Solutions Inc.	287,555	7,252
*	Array Technologies Inc.	332,450	6,948
*	IAA Inc.	181,309	6,756
*	Stericycle Inc.	131,660	6,595
	Esab Corp.	153,641	6,313
	Interface Inc. Class A	544,484	6,082
*	XPO Logistics Inc.	110,430	5,789
	EnerSys	81,479	5,082
*	Builders FirstSource Inc.	82,883	4,858
	Kaman Corp.	141,342	4,483
	HNI Corp.	139,112	4,452
*	MRC Global Inc.	437,002	4,252
	Resideo Technologies Inc.	202,631	4,219
	nVent Electric plc	124,764	4,112
	Kennametal Inc.	168,561	3,951
	Masco Corp.	72,931	3,710
	Altra Industrial Motion Corp.	74,937	2,844
	Brink's Co.	51,264	2,834
*	Triumph Group Inc.	202,896	2,636
	Snap-on Inc.	11,307	2,463
	Steelcase Inc. Class A	164,883	1,843
	Greenbrier Cos. Inc.	62,731	1,788
	Simpson Manufacturing Co. Inc.	12,121	1,123
			178,913
Information Technology (9.7%)
*	Verint Systems Inc.	302,430	14,665
*	ACI Worldwide Inc.	457,703	10,848
	Jabil Inc.	156,477	9,436
	Belden Inc.	141,446	9,262
*	Insight Enterprises Inc.	97,526	8,887
	Concentrix Corp.	58,820	7,398
*	Fabrinet	70,575	7,258
	Silicon Motion Technology Corp. ADR	90,526	6,980
	TD SYNNEX Corp.	72,164	6,948
*	Euronet Worldwide Inc.	71,051	6,299
		Shares	Market Value• ($000)
*	Teledyne Technologies Inc.	14,545	5,358
	Zebra Technologies Corp. Class A	14,345	4,327
	Keysight Technologies Inc.	18,124	2,970
	MKS Instruments Inc.	26,544	2,644
*	MACOM Technology Solutions Holdings Inc. Class H	35,054	1,933
			105,213
Materials (8.8%)
	Silgan Holdings Inc.	646,199	29,434
*	Axalta Coating Systems Ltd.	614,059	15,812
	Ashland Inc.	136,413	13,881
	FMC Corp.	85,866	9,280
	Eagle Materials Inc.	66,093	7,906
	Pactiv Evergreen Inc.	478,100	5,307
	Graphic Packaging Holding Co.	224,094	4,991
	Carpenter Technology Corp.	133,991	4,552
*	Diversey Holdings Ltd.	637,847	3,910
			95,073
Real Estate (9.1%)
	Gaming and Leisure Properties Inc.	394,554	19,045
	Medical Properties Trust Inc.	849,450	12,410
	Agree Realty Corp.	122,463	9,224
	Corporate Office Properties Trust	312,790	8,083
	Spirit Realty Capital Inc.	188,985	7,720
	SITE Centers Corp.	594,384	7,703
	STAG Industrial Inc.	226,539	6,977
	Newmark Group Inc. Class A	620,491	6,360
*	Sunstone Hotel Investors Inc.	466,526	5,081
*	Howard Hughes Corp.	76,767	4,885
	RPT Realty	428,741	4,129
	Jones Lang LaSalle Inc.	19,079	3,301
	CBRE Group Inc. Class A	41,453	3,273
			98,191
Utilities (1.6%)
	Portland General Electric Co.	171,380	8,855
	ALLETE Inc.	90,744	5,370
	Unitil Corp.	66,836	3,482
			17,707
Total Common Stocks (Cost $922,209)			1,024,360

12

Explorer Value Fund
		Shares	Market Value• ($000)
Temporary Cash Investments (5.3%)
Money Market Fund (5.3%)
[1]	Vanguard Market Liquidity Fund, 2.284% (Cost $57,072)	570,956	57,078
Total Investments (99.9%) (Cost $979,281)			1,081,438
Other Assets and Liabilities—Net (0.1%)			1,097
Net Assets (100%)			1,082,535
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	September 2022	253	23,334	1,336

See accompanying Notes, which are an integral part of the Financial Statements.
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Explorer Value Fund
Statement of Assets and Liabilities
As of August 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $922,209)	1,024,360
Affiliated Issuers (Cost $57,072)	57,078
Total Investments in Securities	1,081,438
Investment in Vanguard	41
Cash Collateral Pledged—Futures Contracts	1,393
Receivables for Investment Securities Sold	995
Receivables for Accrued Income	1,004
Receivables for Capital Shares Issued	144
Total Assets	1,085,015
Liabilities
Payables for Investment Securities Purchased	1,306
Payables to Investment Advisor	645
Payables for Capital Shares Redeemed	271
Payables to Vanguard	110
Variation Margin Payable—Futures Contracts	148
Total Liabilities	2,480
Net Assets	1,082,535
At August 31, 2022, net assets consisted of:

Paid-in Capital	955,425
Total Distributable Earnings (Loss)	127,110
Net Assets	1,082,535

Net Assets
Applicable to 27,112,406 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,082,535
Net Asset Value Per Share	$39.93

See accompanying Notes, which are an integral part of the Financial Statements.
14

Explorer Value Fund
Statement of Operations

Year Ended August 31, 2022
($000)
Investment Income
Income
Dividends[1]	17,818
Interest[2]	414
Securities Lending—Net	1
Total Income	18,233
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,363
Performance Adjustment	246
The Vanguard Group—Note C
Management and Administrative	2,274
Marketing and Distribution	123
Custodian Fees	16
Auditing Fees	40
Shareholders’ Reports	63
Trustees’ Fees and Expenses	—
Other Expenses	14
Total Expenses	6,139
Expenses Paid Indirectly	(3)
Net Expenses	6,136
Net Investment Income	12,097
Realized Net Gain (Loss)
Investment Securities Sold[2]	38,593
Futures Contracts	(12,980)
Realized Net Gain (Loss)	25,613
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(160,790)
Futures Contracts	1,110
Change in Unrealized Appreciation (Depreciation)	(159,680)
Net Increase (Decrease) in Net Assets Resulting from Operations	(121,970)
1	Dividends are net of foreign withholding taxes of $58,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $404,000, ($23,000), $2,000, and ($2,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
15

Explorer Value Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,097	7,595
Realized Net Gain (Loss)	25,613	65,789
Change in Unrealized Appreciation (Depreciation)	(159,680)	230,573
Net Increase (Decrease) in Net Assets Resulting from Operations	(121,970)	303,957
Distributions
Total Distributions	(47,190)	(5,943)
Capital Share Transactions
Issued	260,809	672,371
Issued in Lieu of Cash Distributions	44,561	5,616
Redeemed	(218,148)	(374,152)
Net Increase (Decrease) from Capital Share Transactions	87,222	303,835
Total Increase (Decrease)	(81,938)	601,849
Net Assets
Beginning of Period	1,164,473	562,624
End of Period	1,082,535	1,164,473

See accompanying Notes, which are an integral part of the Financial Statements.
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Explorer Value Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$46.26	$30.32	$33.49	$40.53	$34.45
Investment Operations
Net Investment Income[1]	.461	.351	.400	.494	.355
Net Realized and Unrealized Gain (Loss) on Investments	(4.910)	15.911	(3.032)	(4.921)	7.112
Total from Investment Operations	(4.449)	16.262	(2.632)	(4.427)	7.467
Distributions
Dividends from Net Investment Income	(.352)	(.322)	(.538)	(.366)	(.288)
Distributions from Realized Capital Gains	(1.529)	—	—	(2.247)	(1.099)
Total Distributions	(1.881)	(.322)	(.538)	(2.613)	(1.387)
Net Asset Value, End of Period	$39.93	$46.26	$30.32	$33.49	$40.53
Total Return[2]	-10.05%	53.90%	-8.12%	-10.10%	22.10%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,083	$1,164	$563	$655	$768
Ratio of Total Expenses to Average Net Assets[3]	0.53%[4]	0.52%	0.64%	0.55%	0.56%
Ratio of Net Investment Income to Average Net Assets	1.05%	0.85%	1.28%	1.45%	0.95%
Portfolio Turnover Rate	31%	41%	42%	27%	31%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.01%, 0.09%, 0.01%, and 0.03%.
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.53%.

See accompanying Notes, which are an integral part of the Financial Statements.
17

Explorer Value Fund
Notes to Financial Statements
Vanguard Explorer Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2022, the fund’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations,
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Explorer Value Fund
which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread.  However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and
19

Explorer Value Fund
borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	The investment advisory firms Frontier Capital Management Co., LLC, Cardinal Capital Management, L.L.C., and, beginning January 2022, Ariel Investments, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Frontier Capital Management Co., LLC, is subject to quarterly adjustments based on performance relative to the Russell 2000 Value Index for the preceding three years. The basic fee of Cardinal Capital Management, L.L.C., is subject to quarterly adjustments based on performance relative to the Russell 3000 Value Custom Index for periods prior to June 23, 2022, and to the new Russell 2500 Value Index, beginning June 23, 2022, for the preceding three years. The benchmark change will be fully phased in by August 2025. In accordance with the advisory contract entered into with Ariel Investments, LLC, beginning March 1, 2023, the investment advisory fee will be subject to quarterly adjustments based on performance relative to the Russell 2500 Value Index since February 28, 2022.
Vanguard manages the cash reserves of the fund as described below.
For the year ended August 31, 2022, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.29% of the fund’s average net assets, before a net increase of $246,000 (0.02%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2022, the fund had contributed to Vanguard capital in the amount of $41,000, representing less than 0.01% of the fund’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended August 31, 2022, these arrangements reduced the fund’s expenses by $3,000 (an annual rate of less than 0.01% of average net assets).
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Explorer Value Fund
E.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At August 31, 2022, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	2,206
Total Distributable Earnings (Loss)	(2,206)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	8,833
Undistributed Long-Term Gains	18,772
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	99,505
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Explorer Value Fund
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	12,337	5,943
Long-Term Capital Gains	34,853	—
Total	47,190	5,943
*	Includes short-term capital gains, if any.
As of August 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	981,933
Gross Unrealized Appreciation	209,794
Gross Unrealized Depreciation	(110,289)
Net Unrealized Appreciation (Depreciation)	99,505
G.	During the year ended August 31, 2022, the fund purchased $364,932,000 of investment securities and sold $309,145,000 of investment securities, other than temporary cash investments.
H.	Capital shares issued and redeemed were:

	Year Ended August 31,
	2022 Shares (000)	2021 Shares (000)

Issued	5,932	15,359
Issued in Lieu of Cash Distributions	997	152
Redeemed	(4,988)	(8,893)
Net Increase (Decrease) in Shares Outstanding	1,941	6,618
At August 31, 2022, one shareholder was a record or beneficial owner of 27% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
I.	Management has determined that no events or transactions occurred subsequent to August 31, 2022, that would require recognition or disclosure in these financial statements.
22

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Explorer Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Explorer Value Fund (one of the funds constituting Vanguard Scottsdale Funds, referred to hereafter as the "Fund") as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 20, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
23

Tax information (unaudited)
For corporate shareholders, 68.9%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $10,734,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $36,048,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund hereby designates $145,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
24

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard Scottsdale Funds approved the appointment of liquidity risk management program administrators responsible for administering Vanguard Explorer Value Fund’s Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2021, through December 31, 2021 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

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All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
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© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q16900 102022

Annual Report   |   August 31, 2022
Vanguard Russell 1000 Index Funds
Vanguard Russell 1000 Index Fund
Vanguard Russell 1000 Value Index Fund
Vanguard Russell 1000 Growth Index Fund

Contents
Your Fund’s Performance at a Glance	1
About Your Fund’s Expenses	2
Russell 1000 Index Fund	4
Russell 1000 Value Index Fund	29
Russell 1000 Growth Index Fund	54
Trustees Approve Advisory Arrangements	75
Liquidity Risk Management	77
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Returns for the three Vanguard Russell 1000 Index Funds for the 12 months ended August 31, 2022, ranged from about –19% for Vanguard Russell 1000 Growth Index Fund to about –6% for Vanguard Russell 1000 Value Index Fund. Vanguard Russell 1000 Index Fund returned about –13%. Each fund closely tracked its target index.
•	The investment outlook grew more challenging as the period progressed. Sentiment deteriorated as inflation rose, propelled in part by higher energy and food prices after Russia’s invasion of Ukraine. The Federal Reserve reacted by raising interest rates, which pushed borrowing costs higher and sparked fears of recession.
•	Large-capitalization stocks declined less than their mid- and small-cap counterparts, and value stocks held up better than growth.
•	Returns fell by double digits across most industry sectors for all three funds. The energy sector was a notable exception amid heightened demand for oil and gas and supply constraints related to the conflict in Ukraine. Technology, consumer discretionary, and industrial stocks detracted the most from both the Index Fund and the Growth Index Fund, while financial and technology stocks took the biggest bite from the Value Index Fund.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-12.96%	12.14%	11.61%
Russell 2000 Index (Small-caps)	-17.88	8.59	6.95
Russell 3000 Index (Broad U.S. market)	-13.28	11.90	11.29
FTSE All-World ex US Index (International)	-19.00	3.48	2.12
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-11.65%	-2.01%	0.54%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.63	-0.83	1.28
FTSE Three-Month U.S. Treasury Bill Index	0.44	0.56	1.10
CPI
Consumer Price Index	8.26%	4.90%	3.82%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended August 31, 2022
	Beginning Account Value 2/28/2022	Ending Account Value 8/31/2022	Expenses Paid During Period
Based on Actual Fund Return
Russell 1000 Index Fund
ETF Shares	$1,000.00	$905.10	$0.38
Institutional Shares	1,000.00	905.20	0.34
Russell 1000 Value Index Fund
ETF Shares	$1,000.00	$933.40	$0.39
Institutional Shares	1,000.00	933.50	0.34
Russell 1000 Growth Index Fund
ETF Shares	$1,000.00	$877.00	$0.38
Institutional Shares	1,000.00	877.10	0.33
Based on Hypothetical 5% Yearly Return
Russell 1000 Index Fund
ETF Shares	$1,000.00	$1,024.80	$0.41
Institutional Shares	1,000.00	1,024.85	0.36
Russell 1000 Value Index Fund
ETF Shares	$1,000.00	$1,024.80	$0.41
Institutional Shares	1,000.00	1,024.85	0.36
Russell 1000 Growth Index Fund
ETF Shares	$1,000.00	$1,024.80	$0.41
Institutional Shares	1,000.00	1,024.85	0.36
The calculations are based on expenses incurred in the most recent six-month period. The funds' annualized six-month expense ratios for that period are: for the Russell 1000 Index Fund, 0.08% for ETF Shares and 0.07% for Institutional Shares; for the Russell 1000 Value Index Fund, 0.08% for ETF Shares and 0.07% for Institutional Shares; and for the Russell 1000 Growth Index Fund, 0.08% for ETF Shares and 0.07% for Institutional Shares. The dollar amounts shown as “Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

Russell 1000 Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2012, Through August 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Russell 1000 Index Fund ETF Shares Net Asset Value	-13.02%	11.52%	12.85%	$33,498
Russell 1000 Index Fund ETF Shares Market Price	-13.04	11.52	12.84	33,482
Russell 1000 Index	-12.96	11.61	12.98	33,883
Dow Jones U.S. Total Stock Market Float Adjusted Index	-13.73	11.16	12.66	32,942

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Russell 1000 Index Fund Institutional Shares	-13.01%	11.54%	12.89%	$16,804,076
Russell 1000 Index	-12.96	11.61	12.98	16,941,527
Dow Jones U.S. Total Stock Market Float Adjusted Index	-13.73	11.16	12.66	16,470,991
See Financial Highlights for dividend and capital gains information.
4

Russell 1000 Index Fund
Cumulative Returns of ETF Shares: August 31, 2012, Through August 31, 2022
	One Year	Five Years	Ten Years
Russell 1000 Index Fund ETF Shares Market Price	-13.04%	72.49%	234.82%
Russell 1000 Index Fund ETF Shares Net Asset Value	-13.02	72.47	234.98
Russell 1000 Index	-12.96	73.16	238.83
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
5

Russell 1000 Index Fund
Fund Allocation
As of August 31, 2022
Basic Materials	2.0%
Consumer Discretionary	14.9
Consumer Staples	5.7
Energy	4.9
Financials	10.9
Health Care	13.0
Industrials	12.7
Real Estate	3.4
Technology	26.6
Telecommunications	2.5
Utilities	3.4
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
6

Russell 1000 Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.8%)
Basic Materials (2.0%)
	Linde plc	66,261	18,743
	Air Products and Chemicals Inc.	29,208	7,374
	Freeport-McMoRan Inc.	190,288	5,633
	Ecolab Inc.	32,698	5,357
	Dow Inc.	95,950	4,893
	Nucor Corp.	34,994	4,652
	Newmont Corp.	104,600	4,326
	Albemarle Corp.	15,371	4,119
	Fastenal Co.	76,047	3,827
	International Flavors & Fragrances Inc.	33,525	3,704
	CF Industries Holdings Inc.	27,533	2,849
	LyondellBasell Industries NV Class A	33,821	2,807
	Mosaic Co.	47,841	2,577
	International Paper Co.	49,057	2,042
	Avery Dennison Corp.	10,779	1,979
	Steel Dynamics Inc.	23,668	1,910
	FMC Corp.	16,652	1,800
	Celanese Corp. Class A	14,337	1,589
	Eastman Chemical Co.	16,962	1,544
	Reliance Steel & Aluminum Co.	8,132	1,529
	Alcoa Corp.	24,397	1,207
*	Cleveland-Cliffs Inc.	68,674	1,186
	Olin Corp.	18,579	1,016
	US Steel Corp.	34,365	786
	Royal Gold Inc.	8,525	783
	Huntsman Corp.	26,086	731
	Chemours Co.	20,221	682
	Valvoline Inc.	23,451	682
	Ashland Inc.	6,632	675
	Hexcel Corp.	11,107	652
	Element Solutions Inc.	29,829	557
*	Univar Solutions Inc.	22,020	555
	Southern Copper Corp.	11,331	533
	Timken Co.	8,147	513
	Westlake Corp.	4,391	433
*	MP Materials Corp.	11,870	415
	SSR Mining Inc. (XTSE)	27,660	373
	Scotts Miracle-Gro Co.	5,264	352
	NewMarket Corp.	784	225
	SSR Mining Inc.	52	1
			95,611
		Shares	Market Value• ($000)
Consumer Discretionary (14.9%)
*	Amazon.com Inc.	1,172,477	148,635
*	Tesla Inc.	335,560	92,484
	Home Depot Inc.	136,272	39,304
	Costco Wholesale Corp.	58,402	30,492
*	Walt Disney Co.	240,263	26,929
	Walmart Inc.	190,162	25,206
	McDonald's Corp.	97,472	24,590
	NIKE Inc. Class B	161,700	17,213
	Lowe's Cos. Inc.	87,247	16,938
*	Netflix Inc.	57,739	12,908
	Starbucks Corp.	151,291	12,719
*	Booking Holdings Inc.	5,357	10,049
	Target Corp.	61,133	9,802
	TJX Cos. Inc.	154,923	9,659
	Activision Blizzard Inc.	102,477	8,043
	Ford Motor Co.	519,388	7,915
	Estee Lauder Cos. Inc. Class A	30,297	7,707
	General Motors Co.	191,594	7,321
*	Uber Technologies Inc.	249,251	7,168
	Dollar General Corp.	30,140	7,156
*	O'Reilly Automotive Inc.	8,608	6,001
*	Chipotle Mexican Grill Inc. Class A	3,664	5,851
*	Airbnb Inc. Class A	49,338	5,581
	Marriott International Inc. Class A	36,097	5,550
*	AutoZone Inc.	2,607	5,525
	Electronic Arts Inc.	36,883	4,679
	Hilton Worldwide Holdings Inc.	36,044	4,591
*	Lululemon Athletica Inc.	14,699	4,409
	Yum! Brands Inc.	37,625	4,185
*	Warner Bros Discovery Inc.	310,800	4,115
	Ross Stores Inc.	45,349	3,912
*	Dollar Tree Inc.	28,087	3,811
*	Trade Desk Inc. Class A	57,834	3,626
*	Copart Inc.	28,240	3,379
*	Aptiv plc	35,671	3,333
	eBay Inc.	73,653	3,250
	DR Horton Inc.	42,492	3,023
*	Southwest Airlines Co.	78,248	2,872
	Genuine Parts Co.	18,330	2,860
*	Ulta Beauty Inc.	6,794	2,853
	Tractor Supply Co.	14,700	2,722
*	Delta Air Lines Inc.	84,211	2,616
	Lennar Corp. Class A	33,765	2,615
7

Russell 1000 Index Fund
		Shares	Market Value• ($000)
*	Take-Two Interactive Software Inc.	20,750	2,543
*	Roblox Corp. Class A	58,149	2,274
*	Expedia Group Inc.	20,043	2,057
	Darden Restaurants Inc.	16,506	2,042
*	Spotify Technology SA	18,379	1,988
	VF Corp.	46,192	1,915
	Best Buy Co. Inc.	26,662	1,885
*	CarMax Inc.	21,227	1,877
	LKQ Corp.	35,047	1,865
*	Live Nation Entertainment Inc.	20,396	1,843
	Paramount Global Inc. Class B	77,819	1,820
	Garmin Ltd.	20,351	1,801
	Omnicom Group Inc.	26,872	1,798
	Domino's Pizza Inc.	4,754	1,768
*	Etsy Inc.	16,535	1,746
	Pool Corp.	5,081	1,723
*	Liberty Media Corp.-Liberty Formula One Class C	26,780	1,705
*	Las Vegas Sands Corp.	43,815	1,649
*	NVR Inc.	396	1,639
	MGM Resorts International	47,265	1,543
*	United Airlines Holdings Inc.	43,055	1,507
	Interpublic Group of Cos. Inc.	52,101	1,440
	Williams-Sonoma Inc.	9,222	1,372
	Fox Corp. Class A	39,923	1,365
	Advance Auto Parts Inc.	8,075	1,362
	Hasbro Inc.	17,276	1,362
	Nielsen Holdings plc	47,482	1,322
*	BJ's Wholesale Club Holdings Inc.	17,724	1,320
	PulteGroup Inc.	31,410	1,277
	Service Corp. International	20,353	1,256
*	Burlington Stores Inc.	8,726	1,223
	Tapestry Inc.	34,569	1,201
	BorgWarner Inc. (XNYS)	31,818	1,200
	Vail Resorts Inc.	5,334	1,198
*	Carnival Corp.	126,401	1,196
*	Royal Caribbean Cruises Ltd.	29,162	1,191
	Bath & Body Works Inc.	31,729	1,184
*	Caesars Entertainment Inc.	27,309	1,178
*	Deckers Outdoor Corp.	3,582	1,152
	Whirlpool Corp.	7,290	1,142
*	Floor & Decor Holdings Inc. Class A	13,684	1,113
*	American Airlines Group Inc.	85,388	1,109
	Aramark	30,490	1,089
	Lear Corp.	7,840	1,087
*,1	Lucid Group Inc.	70,297	1,078
*	Mattel Inc.	46,685	1,033
	Rollins Inc.	30,163	1,018
*,1	GameStop Corp. Class A	35,519	1,017
	Lithia Motors Inc. Class A	3,765	999
	Nexstar Media Group Inc. Class A	5,147	985
	H&R Block Inc.	21,344	961
	Churchill Downs Inc.	4,790	944
*	Five Below Inc.	7,100	908
*	Capri Holdings Ltd.	18,893	891
	Newell Brands Inc.	49,879	890
	Polaris Inc.	7,529	853
	News Corp. Class A	50,302	851
		Shares	Market Value• ($000)
*	Liberty Media Corp.- Liberty SiriusXM Class C	20,389	843
	Gentex Corp.	30,477	832
*	Wynn Resorts Ltd.	13,690	829
*	DraftKings Inc. Class A	49,630	797
	Wyndham Hotels & Resorts Inc.	11,971	782
	Dick's Sporting Goods Inc.	7,279	774
	Marriott Vacations Worldwide Corp.	5,403	770
*	Rivian Automotive Inc. Class A	23,347	764
*	Planet Fitness Inc. Class A	11,171	757
*	SiteOne Landscape Supply Inc.	5,872	735
*	Norwegian Cruise Line Holdings Ltd.	54,779	717
*	Alaska Air Group Inc.	15,950	695
*	Terminix Global Holdings Inc.	16,139	688
	Harley-Davidson Inc.	17,616	679
*	Penn Entertainment Inc.	21,526	672
*	IAA Inc.	18,015	671
	New York Times Co. Class A	21,962	670
	Leggett & Platt Inc.	17,447	667
*	Skechers USA Inc. Class A	17,314	654
*	Avis Budget Group Inc.	3,897	652
*	AutoNation Inc.	5,199	648
	Macy's Inc.	37,301	646
	AMERCO	1,196	629
	Fox Corp. Class B	19,769	625
*,1	AMC Entertainment Holdings Inc. Class A	67,681	617
	Toll Brothers Inc.	14,078	616
*	Hyatt Hotels Corp. Class A	6,716	602
*	Lyft Inc. Class A	40,700	600
*	RH	2,318	593
[1]	Sirius XM Holdings Inc.	93,464	569
	Thor Industries Inc.	7,019	569
	Boyd Gaming Corp.	10,429	568
*	Hertz Global Holdings Inc.	30,494	563
	Tempur Sealy International Inc.	22,461	562
	Ralph Lauren Corp. Class A	5,945	543
*	Wayfair Inc. Class A	10,282	542
*	Bright Horizons Family Solutions Inc.	7,724	527
	Choice Hotels International Inc.	4,378	502
	PVH Corp.	8,715	490
	Travel + Leisure Co.	11,362	482
	Kohl's Corp.	16,765	476
*	Ollie's Bargain Outlet Holdings Inc.	8,225	455
*	Carvana Co. Class A	13,679	451
	Wendy's Co.	22,496	431
	Penske Automotive Group Inc.	3,529	416
*	YETI Holdings Inc.	11,122	410
*	Peloton Interactive Inc. Class A	40,181	409
	Hanesbrands Inc.	46,358	404
*	Madison Square Garden Sports Corp.	2,492	399
	Carter's Inc.	5,329	394
*	Liberty Media Corp.- Liberty SiriusXM Class A	9,415	391

8

Russell 1000 Index Fund
		Shares	Market Value• ($000)
	World Wrestling Entertainment Inc. Class A	5,745	391
*	Victoria's Secret & Co.	10,835	362
*,1	QuantumScape Corp. Class A	32,770	361
	Columbia Sportswear Co.	4,810	343
*	Coty Inc. Class A	45,594	342
*	Grand Canyon Education Inc.	4,135	337
*	JetBlue Airways Corp.	42,646	332
*	TripAdvisor Inc.	13,481	321
*	Leslie's Inc.	21,428	304
*	Copa Holdings SA Class A	4,117	293
*	Under Armour Inc. Class A	34,660	292
	News Corp. Class B	16,416	283
	Nordstrom Inc.	14,826	254
	Gap Inc.	25,329	232
*	Six Flags Entertainment Corp.	10,083	223
*	Driven Brands Holdings Inc.	6,776	213
*	Petco Health & Wellness Co. Inc. Class A	10,546	157
*	Playtika Holding Corp.	13,766	145
*	Liberty Media Corp.- Liberty Formula One Class A	2,434	142
*	Under Armour Inc. Class C	16,818	128
*	Mister Car Wash Inc.	10,835	107
	Lennar Corp. Class B	1,616	100
			729,791
Consumer Staples (5.7%)
	Procter & Gamble Co.	315,316	43,495
	Coca-Cola Co.	515,186	31,792
	PepsiCo Inc.	182,415	31,425
	Philip Morris International Inc.	204,447	19,523
	CVS Health Corp.	172,931	16,973
	Mondelez International Inc. Class A	182,456	11,287
	Altria Group Inc.	238,410	10,757
	Colgate-Palmolive Co.	109,153	8,537
	McKesson Corp.	19,187	7,042
	Archer-Daniels-Midland Co.	73,728	6,480
	General Mills Inc.	79,296	6,090
	Corteva Inc.	95,797	5,885
	Kimberly-Clark Corp.	44,282	5,647
	Sysco Corp.	67,132	5,520
	Constellation Brands Inc. Class A	20,357	5,009
*	Monster Beverage Corp.	48,999	4,353
	Hershey Co.	19,276	4,331
	Keurig Dr Pepper Inc.	112,688	4,296
	Kroger Co.	86,284	4,136
	Kraft Heinz Co.	91,882	3,436
	Walgreens Boots Alliance Inc.	94,220	3,303
	AmerisourceBergen Corp. Class A	19,704	2,888
	Tyson Foods Inc. Class A	37,636	2,837
	McCormick & Co. Inc.	33,130	2,785
	Church & Dwight Co. Inc.	32,019	2,680
	Kellogg Co.	33,314	2,423
	Clorox Co.	16,118	2,326
	Conagra Brands Inc.	62,156	2,137
	J M Smucker Co.	13,882	1,943
		Shares	Market Value• ($000)
	Hormel Foods Corp.	37,873	1,904
	Bunge Ltd.	18,508	1,835
	Brown-Forman Corp. Class B	24,351	1,770
*	Darling Ingredients Inc.	21,156	1,609
	Lamb Weston Holdings Inc.	19,029	1,513
	Campbell Soup Co.	25,245	1,272
	Molson Coors Beverage Co. Class B	23,183	1,198
	Casey's General Stores Inc.	4,924	1,053
*	Performance Food Group Co.	19,909	995
*	US Foods Holding Corp	29,432	901
	Ingredion Inc.	8,801	766
	Flowers Foods Inc.	24,497	669
*	Post Holdings Inc.	7,340	651
	Albertsons Cos. Inc. Class A	21,050	579
*	Grocery Outlet Holding Corp.	11,512	462
	Brown-Forman Corp. Class A	5,897	416
*	Boston Beer Co. Inc. Class A	1,216	410
	Spectrum Brands Holdings Inc.	5,330	336
*	Freshpet Inc.	6,137	267
*	Olaplex Holdings Inc.	16,276	217
	Reynolds Consumer Products Inc.	6,936	194
*	Pilgrim's Pride Corp.	6,020	171
	Seaboard Corp.	36	139
			278,663
Energy (4.9%)
	Exxon Mobil Corp.	556,127	53,160
	Chevron Corp.	259,245	40,976
	ConocoPhillips	170,678	18,681
	EOG Resources Inc.	77,134	9,356
	Pioneer Natural Resources Co.	31,774	8,046
	Occidental Petroleum Corp.	107,837	7,656
	Marathon Petroleum Corp.	71,155	7,169
	Schlumberger NV	185,972	7,095
	Valero Energy Corp.	53,620	6,280
	Devon Energy Corp.	86,780	6,128
	Phillips 66	63,432	5,675
	Williams Cos. Inc.	160,381	5,458
	Cheniere Energy Inc.	33,322	5,337
*	Enphase Energy Inc.	17,217	4,932
	Kinder Morgan Inc.	261,726	4,795
	Hess Corp.	36,974	4,466
	ONEOK Inc.	58,702	3,594
	Halliburton Co.	118,562	3,572
	Coterra Energy Inc.	104,267	3,223
	Diamondback Energy Inc.	23,390	3,117
	Baker Hughes Co. Class A	122,366	3,091
	Marathon Oil Corp.	93,129	2,383
	EQT Corp.	48,715	2,329
	Targa Resources Corp.	29,795	2,033
*	Plug Power Inc.	68,894	1,932
	Ovintiv Inc. (XNYS)	34,170	1,816
*	First Solar Inc.	14,054	1,793
	APA Corp.	44,439	1,738
	Chesapeake Energy Corp.	16,875	1,696
*	Antero Resources Corp.	38,816	1,556
	Texas Pacific Land Corp.	757	1,393

9

Russell 1000 Index Fund
		Shares	Market Value• ($000)
*	Range Resources Corp.	34,440	1,132
*	Southwestern Energy Co.	147,184	1,102
	HF Sinclair Corp.	19,841	1,044
	NOV Inc.	51,985	919
	PDC Energy Inc.	12,383	841
	DTE Midstream LLC	12,910	713
	Antero Midstream Corp.	44,612	449
*	ChargePoint Holdings Inc.	26,054	424
	New Fortress Energy Inc. Class A	6,309	362
	Continental Resources Inc.	4,687	327
	Enviva Inc.	4,004	278
			238,067
Financials (10.9%)
*	Berkshire Hathaway Inc. Class B	238,031	66,839
	JPMorgan Chase & Co.	384,747	43,757
	Bank of America Corp.	926,382	31,136
	Wells Fargo & Co.	500,328	21,869
	S&P Global Inc.	44,818	15,784
	Goldman Sachs Group Inc.	43,873	14,595
	Morgan Stanley	168,338	14,346
	Charles Schwab Corp.	200,633	14,235
	BlackRock Inc.	19,797	13,193
	Citigroup Inc.	259,914	12,686
	Marsh & McLennan Cos. Inc.	66,078	10,663
	Chubb Ltd.	55,626	10,516
	Progressive Corp.	77,116	9,458
	CME Group Inc.	47,253	9,243
	Blackstone Inc.	92,182	8,660
	PNC Financial Services Group Inc.	54,398	8,595
	Truist Financial Corp.	175,576	8,224
	US Bancorp	176,782	8,063
	Aon plc Class A (XNYS)	27,774	7,756
	Intercontinental Exchange Inc.	72,842	7,346
	Moody's Corp.	21,094	6,002
	MetLife Inc.	90,393	5,815
	American International Group Inc.	104,510	5,408
	Travelers Cos. Inc.	31,583	5,105
	Aflac Inc.	84,043	4,994
	Arthur J Gallagher & Co.	27,377	4,971
	Prudential Financial Inc.	49,299	4,720
	MSCI Inc. Class A	10,354	4,651
	Allstate Corp.	36,149	4,356
	M&T Bank Corp.	23,626	4,295
	Bank of New York Mellon Corp.	96,694	4,016
	Ameriprise Financial Inc.	14,504	3,887
	KKR & Co. Inc.	75,130	3,799
	Discover Financial Services	36,832	3,701
	First Republic Bank	23,453	3,561
	T Rowe Price Group Inc.	29,486	3,538
	Apollo Global Management Inc.	60,735	3,376
	State Street Corp.	48,193	3,294
*	SVB Financial Group	7,689	3,126
	Fifth Third Bancorp	90,175	3,079
	Willis Towers Watson plc	14,586	3,017
	Hartford Financial Services Group Inc.	43,082	2,771
	Nasdaq Inc.	45,447	2,705
	Raymond James Financial Inc.	25,717	2,684
		Shares	Market Value• ($000)
	Regions Financial Corp.	123,014	2,666
	Broadridge Financial Solutions Inc.	15,338	2,625
	Northern Trust Corp.	27,170	2,584
	Huntington Bancshares Inc.	189,822	2,544
	Principal Financial Group Inc.	33,049	2,471
	Citizens Financial Group Inc.	64,798	2,377
	LPL Financial Holdings Inc.	10,519	2,328
*	Arch Capital Group Ltd.	47,669	2,179
	KeyCorp	123,049	2,177
	FactSet Research Systems Inc.	5,011	2,171
*	Markel Corp.	1,768	2,111
	Cincinnati Financial Corp.	20,696	2,007
	Brown & Brown Inc.	30,856	1,945
	W R Berkley Corp.	27,109	1,757
	Cboe Global Markets Inc.	13,974	1,649
	First Horizon Corp.	69,843	1,580
	Equitable Holdings Inc.	50,620	1,506
	Loews Corp.	26,864	1,486
	Ares Management Corp. Class A	19,916	1,477
*	Alleghany Corp.	1,730	1,455
	Signature Bank	8,225	1,434
	Ally Financial Inc.	43,031	1,429
	Annaly Capital Management Inc.	218,278	1,408
	Fidelity National Financial Inc.	35,549	1,390
	Everest Re Group Ltd.	5,157	1,387
*,1	Coinbase Global Inc. Class A	20,564	1,374
	Comerica Inc.	17,094	1,373
	East West Bancorp Inc.	18,681	1,348
	First Citizens BancShares Inc. Class A	1,610	1,307
	MarketAxess Holdings Inc.	4,925	1,224
	Globe Life Inc.	11,966	1,163
	Assurant Inc.	7,146	1,133
	American Financial Group Inc.	8,852	1,130
	Webster Financial Corp.	23,272	1,095
	Reinsurance Group of America Inc.	8,701	1,091
	Zions Bancorp NA	19,763	1,088
	Western Alliance Bancorp	14,022	1,076
	Lincoln National Corp.	22,795	1,050
	Unum Group	26,451	1,001
	Cullen/Frost Bankers Inc.	7,640	993
	Tradeweb Markets Inc. Class A	14,242	991
	Commerce Bancshares Inc.	14,307	984
	Franklin Resources Inc.	37,534	979
	Jefferies Financial Group Inc.	27,899	895
	Starwood Property Trust Inc.	38,643	886
	Carlyle Group Inc.	27,129	883
	AGNC Investment Corp.	70,243	839
	Prosperity Bancshares Inc.	11,564	820
	Old Republic International Corp.	37,078	810
	Voya Financial Inc.	13,152	809

10

Russell 1000 Index Fund
		Shares	Market Value• ($000)
	Pinnacle Financial Partners Inc.	9,998	807
	Invesco Ltd.	48,896	805
	Stifel Financial Corp.	13,463	798
	RenaissanceRe Holdings Ltd.	5,787	783
	Synovus Financial Corp.	18,991	763
	Popular Inc.	9,808	757
	Interactive Brokers Group Inc. Class A	12,144	748
	SEI Investments Co.	13,598	744
	Morningstar Inc.	3,256	742
	Erie Indemnity Co. Class A	3,375	725
	First American Financial Corp.	13,436	719
*	Robinhood Markets Inc. Class A	72,805	695
	Wintrust Financial Corp.	7,809	659
	Affiliated Managers Group Inc.	5,020	639
	Primerica Inc.	5,008	635
	Bank OZK	15,480	627
*	SoFi Technologies Inc.	104,169	617
	Hanover Insurance Group Inc.	4,610	596
	New York Community Bancorp Inc.	60,770	595
	Blue Owl Capital Inc. Class A	52,790	586
	MGIC Investment Corp.	39,585	566
	Axis Capital Holdings Ltd.	10,192	542
	FNB Corp.	45,296	540
	OneMain Holdings Inc.	15,435	539
	SLM Corp.	35,153	537
	Rithm Capital Corp.	54,596	515
	White Mountains Insurance Group Ltd.	376	515
	Umpqua Holdings Corp.	27,868	494
*	Credit Acceptance Corp.	901	479
*	Brighthouse Financial Inc.	9,810	466
	Evercore Inc. Class A	4,956	464
*	Ryan Specialty Holdings Inc.	10,787	457
	Lazard Ltd. Class A	12,326	448
	First Hawaiian Inc.	17,130	440
	Janus Henderson Group plc	18,025	422
	Assured Guaranty Ltd.	8,009	409
	Bank of Hawaii Corp.	5,200	406
	PacWest Bancorp	15,315	403
	Kemper Corp.	8,491	391
	BOK Financial Corp.	3,930	349
	Virtu Financial Inc. Class A	13,057	300
*,1	Upstart Holdings Inc.	9,614	249
	CNA Financial Corp.	3,512	135
[1]	Rocket Cos. Inc. Class A	15,438	122
	TFS Financial Corp.	6,357	91
	UWM Holdings Corp.	10,253	37
			532,676
Health Care (13.0%)
	UnitedHealth Group Inc.	123,400	64,085
	Johnson & Johnson	347,157	56,010
	Pfizer Inc.	745,510	33,719
	Eli Lilly & Co.	111,150	33,482
	AbbVie Inc.	233,178	31,353
	Merck & Co. Inc.	333,681	28,483
		Shares	Market Value• ($000)
	Thermo Fisher Scientific Inc.	51,620	28,149
	Abbott Laboratories	226,271	23,227
	Danaher Corp.	85,399	23,050
	Bristol-Myers Squibb Co.	280,874	18,934
	Amgen Inc.	70,453	16,930
	Medtronic plc	176,359	15,506
	Elevance Health Inc.	31,823	15,438
	Cigna Corp.	41,152	11,665
	Gilead Sciences Inc.	165,700	10,517
	Zoetis Inc.	62,130	9,725
*	Intuitive Surgical Inc.	47,227	9,717
	Stryker Corp.	46,352	9,511
*	Vertex Pharmaceuticals Inc.	33,743	9,507
	Becton Dickinson and Co.	37,480	9,461
	Humana Inc.	16,689	8,040
*	Regeneron Pharmaceuticals Inc.	13,682	7,950
*	Boston Scientific Corp.	188,231	7,588
*	Edwards Lifesciences Corp.	81,409	7,335
*	Centene Corp.	76,682	6,881
*	Moderna Inc.	45,356	5,999
	HCA Healthcare Inc.	29,699	5,877
*	IQVIA Holdings Inc.	24,805	5,275
	Agilent Technologies Inc.	39,485	5,064
*	DexCom Inc.	51,448	4,230
	ResMed Inc.	18,995	4,177
*	Illumina Inc.	20,659	4,166
*	IDEXX Laboratories Inc.	10,958	3,809
	Baxter International Inc.	66,095	3,798
*	Biogen Inc.	19,143	3,740
*	Veeva Systems Inc. Class A	18,338	3,655
*	Alnylam Pharmaceuticals Inc.	15,830	3,272
	Zimmer Biomet Holdings Inc.	27,739	2,949
	West Pharmaceutical Services Inc.	9,730	2,887
*	Seagen Inc.	17,838	2,752
	Laboratory Corp. of America Holdings	12,157	2,739
*	Molina Healthcare Inc.	7,640	2,578
	Cardinal Health Inc.	35,975	2,544
*	Align Technology Inc.	10,290	2,508
*	Insulet Corp.	9,102	2,325
	STERIS plc	11,221	2,260
	PerkinElmer Inc.	16,670	2,251
*	Hologic Inc.	32,461	2,193
*	BioMarin Pharmaceutical Inc.	24,365	2,173
	Royalty Pharma plc Class A	48,452	2,026
*	Avantor Inc.	80,628	2,008
*	Catalent Inc.	22,561	1,985
	Quest Diagnostics Inc.	15,464	1,938
	Cooper Cos. Inc.	6,407	1,842
*	Horizon Therapeutics plc	29,682	1,757
	Bio-Techne Corp.	5,159	1,712
*	Incyte Corp.	24,093	1,697
*	Repligen Corp.	7,326	1,607
*	ABIOMED Inc.	5,910	1,532
	Viatris Inc.	160,048	1,528
	Teleflex Inc.	6,202	1,403
*	Bio-Rad Laboratories Inc. Class A	2,839	1,377
*	Charles River Laboratories International Inc.	6,685	1,372

11

Russell 1000 Index Fund
		Shares	Market Value• ($000)
*	QIAGEN NV	29,912	1,359
*	United Therapeutics Corp.	5,883	1,333
*	Henry Schein Inc.	18,099	1,329
*	Neurocrine Biosciences Inc.	12,596	1,318
*	Jazz Pharmaceuticals plc	8,068	1,252
*	Sarepta Therapeutics Inc.	11,015	1,205
*	Novocure Ltd.	13,664	1,122
*	Masimo Corp.	6,659	978
*	Acadia Healthcare Co. Inc.	11,603	951
	Organon & Co.	33,208	947
	DENTSPLY SIRONA Inc.	28,475	933
	Chemed Corp.	1,948	928
*	Elanco Animal Health Inc. (XNYS)	59,257	897
	Universal Health Services Inc. Class B	8,481	830
*	Exact Sciences Corp.	23,230	826
*	Syneos Health Inc.	13,613	818
	Bruker Corp.	14,240	797
*	Tenet Healthcare Corp.	13,930	787
*	Envista Holdings Corp.	21,163	785
*	Ionis Pharmaceuticals Inc.	18,372	781
*	Penumbra Inc.	4,739	778
*	Exelixis Inc.	41,638	739
	Perrigo Co. plc	17,789	666
*	Teladoc Health Inc.	21,061	654
*	DaVita Inc.	7,652	653
*	Guardant Health Inc.	12,766	639
	Encompass Health Corp.	12,707	617
*	Globus Medical Inc. Class A	10,233	606
*	Natera Inc.	11,168	550
	Premier Inc. Class A	15,175	535
*	agilon health Inc.	24,521	510
*	QuidelOrtho Corp.	6,426	509
*	Amedisys Inc.	4,236	502
*	Mirati Therapeutics Inc.	5,578	452
*	Integra LifeSciences Holdings Corp.	9,340	446
*	Ultragenyx Pharmaceutical Inc.	8,889	424
*	Doximity Inc. Class A	12,568	417
*	ICU Medical Inc.	2,615	416
*	Oak Street Health Inc.	15,278	400
*	10X Genomics Inc. Class A	12,099	399
*	Tandem Diabetes Care Inc.	8,405	384
*	Enovis Corp.	6,804	345
*	Novavax Inc.	10,162	336
*	Maravai LifeSciences Holdings Inc. Class A	14,759	308
*	Ginkgo Bioworks Holdings Inc.	107,560	289
*	Signify Health Inc. Class A	9,963	278
*	Certara Inc.	15,816	248
*	Sotera Health Co.	12,912	218
*	Enhabit Inc.	6,347	105
			636,867
Industrials (12.6%)
	Visa Inc. Class A	217,170	43,154
	Mastercard Inc. Class A	113,555	36,834
	Accenture plc Class A	83,577	24,109
	United Parcel Service Inc. Class B	96,992	18,866
	Union Pacific Corp.	82,827	18,595
	Raytheon Technologies Corp.	196,115	17,601
		Shares	Market Value• ($000)
	Honeywell International Inc.	89,759	16,996
*	PayPal Holdings Inc.	152,658	14,264
	Deere & Co.	36,944	13,494
	Automatic Data Processing Inc.	55,091	13,465
	Lockheed Martin Corp.	31,310	13,154
	Caterpillar Inc.	70,305	12,986
	American Express Co.	79,478	12,081
*	Boeing Co.	72,314	11,588
	General Electric Co.	144,498	10,612
[1]	3M Co.	74,750	9,295
	Northrop Grumman Corp.	19,329	9,239
	CSX Corp.	286,650	9,072
	Illinois Tool Works Inc.	40,912	7,971
*	Fiserv Inc.	78,402	7,933
	Norfolk Southern Corp.	31,361	7,625
	General Dynamics Corp.	32,459	7,431
	Fidelity National Information Services Inc.	80,384	7,345
	Sherwin-Williams Co.	31,574	7,328
	Eaton Corp. plc	52,631	7,192
	FedEx Corp.	31,658	6,674
	Emerson Electric Co.	77,765	6,357
	L3Harris Technologies Inc.	25,342	5,783
	Capital One Financial Corp.	52,246	5,529
	Paychex Inc.	42,545	5,248
	Johnson Controls International plc	91,978	4,980
	Trane Technologies plc	30,847	4,753
*	Block Inc. (XNYS)	68,188	4,699
	Cintas Corp.	11,526	4,689
	Global Payments Inc.	36,824	4,575
	Parker-Hannifin Corp.	16,829	4,460
	Carrier Global Corp.	112,074	4,384
	TransDigm Group Inc.	6,914	4,151
	Otis Worldwide Corp.	55,672	4,021
	Cummins Inc.	18,533	3,991
	PACCAR Inc.	45,127	3,949
	PPG Industries Inc.	30,952	3,930
*	Keysight Technologies Inc.	23,859	3,910
	Verisk Analytics Inc. Class A	20,462	3,830
	DuPont de Nemours Inc.	66,992	3,727
	AMETEK Inc.	30,414	3,655
	Old Dominion Freight Line Inc.	13,400	3,637
	Rockwell Automation Inc.	15,289	3,623
*	Mettler-Toledo International Inc.	2,942	3,567
	WW Grainger Inc.	6,012	3,336
	Equifax Inc.	15,994	3,019
	Fortive Corp.	47,099	2,983
	Vulcan Materials Co.	17,361	2,890
	Martin Marietta Materials Inc.	8,218	2,857
*	United Rentals Inc.	9,460	2,763
	Quanta Services Inc.	18,787	2,655
	Ingersoll Rand Inc.	53,619	2,540
	Amcor plc	198,197	2,380
	Dover Corp.	19,036	2,379
*	Waters Corp.	7,857	2,346
	Ball Corp.	41,224	2,301
	Expeditors International of Washington Inc.	21,889	2,252
*	Teledyne Technologies Inc.	6,081	2,240
	Synchrony Financial	65,711	2,152

12

Russell 1000 Index Fund
		Shares	Market Value• ($000)
	Xylem Inc.	23,406	2,132
*	FleetCor Technologies Inc.	9,982	2,121
	Jacobs Solutions Inc.	16,897	2,105
	Westinghouse Air Brake Technologies Corp.	23,921	2,097
*	Bill.com Holdings Inc.	12,931	2,093
*	Zebra Technologies Corp. Class A	6,873	2,073
*	Trimble Inc.	32,707	2,069
	IDEX Corp.	10,051	2,022
	Carlisle Cos. Inc.	6,745	1,994
	JB Hunt Transport Services Inc.	11,000	1,914
	CH Robinson Worldwide Inc.	16,614	1,896
	TransUnion	25,167	1,859
	Jack Henry & Associates Inc.	9,513	1,828
*	Generac Holdings Inc.	8,260	1,821
	Textron Inc.	28,374	1,770
	Stanley Black & Decker Inc.	19,999	1,762
	Howmet Aerospace Inc.	49,408	1,751
	Nordson Corp.	7,641	1,736
	Packaging Corp. of America	12,227	1,674
	Booz Allen Hamilton Holding Corp. Class A	17,389	1,664
	Masco Corp.	31,088	1,581
	RPM International Inc.	16,855	1,570
	Snap-on Inc.	6,932	1,510
*	Fair Isaac Corp.	3,329	1,496
	Hubbell Inc. Class B	7,043	1,453
	Crown Holdings Inc.	15,631	1,416
	Graco Inc.	21,983	1,403
	Westrock Co.	33,142	1,345
*	Builders FirstSource Inc.	22,723	1,332
	AECOM	17,594	1,287
	HEICO Corp. Class A	10,344	1,268
*	Paylocity Holding Corp.	5,258	1,267
	Regal Rexnord Corp.	8,723	1,200
	Huntington Ingalls Industries Inc.	5,207	1,199
	Watsco Inc.	4,367	1,188
	Toro Co.	13,815	1,146
*	WillScot Mobile Mini Holdings Corp.	28,338	1,137
	Genpact Ltd.	24,042	1,129
	Advanced Drainage Systems Inc.	8,124	1,102
	Robert Half International Inc.	14,293	1,100
	Allegion plc	11,474	1,091
	Knight-Swift Transportation Holdings Inc.	20,978	1,060
*	Axon Enterprise Inc.	8,969	1,047
	Owens Corning	12,788	1,045
	Fortune Brands Home & Security Inc.	16,983	1,043
	Sealed Air Corp.	19,017	1,023
	Lennox International Inc.	4,238	1,018
*	Middleby Corp.	7,054	1,015
	Lincoln Electric Holdings Inc.	7,323	1,001
	Pentair plc	21,883	974
	Cognex Corp.	22,628	953
	Tetra Tech Inc.	6,979	948
	A O Smith Corp.	16,765	946
		Shares	Market Value• ($000)
*	Berry Global Group Inc.	17,319	941
*	WEX Inc.	5,967	920
	HEICO Corp.	5,984	911
	AGCO Corp.	8,252	897
	AptarGroup Inc.	8,718	896
	Graphic Packaging Holding Co.	40,137	894
	Donaldson Co. Inc.	16,328	838
	Sensata Technologies Holding plc	20,634	831
	MDU Resources Group Inc.	26,852	810
	Sonoco Products Co.	12,703	801
*	TopBuild Corp.	4,345	798
	ITT Inc.	10,921	792
*	WESCO International Inc.	5,845	770
	Valmont Industries Inc.	2,767	766
*	Mohawk Industries Inc.	6,887	760
	Brunswick Corp.	10,140	758
	Acuity Brands Inc.	4,579	751
	MKS Instruments Inc.	7,543	751
	Curtiss-Wright Corp.	5,080	748
*	Axalta Coating Systems Ltd.	28,915	745
	Littelfuse Inc.	3,134	743
	Western Union Co.	50,147	743
	nVent Electric plc	21,921	723
*	FTI Consulting Inc.	4,457	716
	Woodward Inc.	7,694	716
	Landstar System Inc.	4,797	703
*	XPO Logistics Inc.	13,373	701
*	Trex Co. Inc.	14,958	700
	Oshkosh Corp.	8,713	695
	Eagle Materials Inc.	5,235	626
*	MasTec Inc.	7,781	626
	BWX Technologies Inc.	11,943	623
*	GXO Logistics Inc.	13,889	616
	MSA Safety Inc.	4,899	582
	Crane Holdings Co.	6,157	581
	Louisiana-Pacific Corp.	10,683	579
*	Euronet Worldwide Inc.	6,302	559
*	Affirm Holdings Inc.	22,998	539
	Flowserve Corp.	17,558	535
	Armstrong World Industries Inc.	6,147	516
*	Kirby Corp.	7,698	516
	Silgan Holdings Inc.	11,329	516
	Air Lease Corp. Class A	13,914	506
	ManpowerGroup Inc.	6,860	503
	Ryder System Inc.	6,443	493
	MSC Industrial Direct Co. Inc. Class A	5,928	470
	Vontier Corp.	21,048	461
	Allison Transmission Holdings Inc.	12,646	459
	Spirit AeroSystems Holdings Inc. Class A	13,922	419
*	Mercury Systems Inc.	7,317	352
*	Shift4 Payments Inc. Class A	6,943	314
*	AZEK Co. Inc. Class A	15,663	286
	Esab Corp.	6,929	285
	ADT Inc.	27,103	198
*	Core & Main Inc. Class A	7,842	185
	Schneider National Inc. Class B	7,466	171
*	Gates Industrial Corp. plc	14,363	154

13

Russell 1000 Index Fund
		Shares	Market Value• ($000)
	Ardagh Metal Packaging SA	19,585	120
*	Hayward Holdings Inc.	9,583	101
	Ardagh Group SA	2,011	28
			618,856
Real Estate (3.4%)
	American Tower Corp.	61,219	15,553
	Prologis Inc.	97,436	12,132
	Crown Castle Inc.	56,988	9,735
	Equinix Inc.	11,992	7,883
	Public Storage	20,617	6,821
	Realty Income Corp.	79,232	5,410
	Digital Realty Trust Inc.	37,331	4,615
	Welltower Inc.	59,868	4,589
	SBA Communications Corp. Class A	14,034	4,565
	Simon Property Group Inc.	42,924	4,377
	VICI Properties Inc.	126,576	4,176
	AvalonBay Communities Inc.	18,424	3,702
*	CoStar Group Inc.	51,578	3,592
	Equity Residential	48,635	3,559
	Extra Space Storage Inc.	17,497	3,477
*	CBRE Group Inc. Class A	43,444	3,430
	Weyerhaeuser Co.	98,514	3,365
	Alexandria Real Estate Equities Inc.	21,372	3,278
	Duke Realty Corp.	50,743	2,986
	Invitation Homes Inc.	80,588	2,924
	Ventas Inc.	52,908	2,532
	Mid-America Apartment Communities Inc.	15,182	2,515
	Sun Communities Inc.	15,836	2,434
	Essex Property Trust Inc.	8,491	2,251
	WP Carey Inc.	24,847	2,088
	Iron Mountain Inc.	38,100	2,004
	UDR Inc.	42,030	1,886
	Healthpeak Properties Inc.	70,278	1,845
	Camden Property Trust	13,529	1,739
	Kimco Realty Corp.	79,850	1,683
	Host Hotels & Resorts Inc.	93,697	1,665
	Boston Properties Inc.	20,712	1,645
	Equity LifeStyle Properties Inc.	23,464	1,645
	Gaming and Leisure Properties Inc.	31,014	1,497
	American Homes 4 Rent Class A	40,179	1,429
	Life Storage Inc.	11,103	1,413
	Regency Centers Corp.	22,659	1,379
	CubeSmart	29,544	1,360
	Rexford Industrial Realty Inc.	21,804	1,356
	Healthcare Realty Trust Inc. Class A Blank	50,015	1,216
	Medical Properties Trust Inc.	79,053	1,155
*	Jones Lang LaSalle Inc.	6,581	1,138
	Lamar Advertising Co. Class A	11,249	1,056
	Federal Realty Investment Trust	10,371	1,050
	Americold Realty Trust Inc.	35,612	1,048
	National Retail Properties Inc.	22,954	1,031
	Omega Healthcare Investors Inc.	30,680	1,002
		Shares	Market Value• ($000)
	STORE Capital Corp.	33,544	905
	EastGroup Properties Inc.	5,393	890
	First Industrial Realty Trust Inc.	17,513	888
	Brixmor Property Group Inc.	38,962	837
	Apartment Income REIT Corp.	20,388	833
	Kilroy Realty Corp.	15,370	750
	Spirit Realty Capital Inc.	17,522	716
	Rayonier Inc.	19,137	680
*	Zillow Group Inc. Class C	18,606	623
	Vornado Realty Trust	23,290	611
	National Storage Affiliates Trust	11,142	563
	Cousins Properties Inc.	19,771	531
	Douglas Emmett Inc.	22,651	442
	Park Hotels & Resorts Inc.	31,319	438
	EPR Properties	9,689	421
	Highwoods Properties Inc.	13,718	417
	SL Green Realty Corp.	8,244	364
*	Zillow Group Inc. Class A	10,228	342
	JBG SMITH Properties	15,070	331
*	Howard Hughes Corp.	5,060	322
*	Opendoor Technologies Inc.	60,598	262
	Hudson Pacific Properties Inc.	17,903	236
*	WeWork Inc. Class A	17,099	70
			165,703
Technology (26.6%)
	Apple Inc.	2,017,170	317,139
	Microsoft Corp.	987,046	258,083
*	Alphabet Inc. Class A	779,655	84,374
*	Alphabet Inc. Class C	738,515	80,609
*	Meta Platforms Inc. Class A	302,461	49,280
	NVIDIA Corp.	317,666	47,949
	Broadcom Inc.	52,687	26,297
*	Adobe Inc.	62,240	23,243
	Texas Instruments Inc.	121,660	20,099
*	Salesforce Inc.	126,932	19,817
	QUALCOMM Inc.	147,823	19,553
*	Advanced Micro Devices Inc.	213,024	18,079
	Intel Corp.	539,780	17,230
	Intuit Inc.	36,342	15,692
	International Business Machines Corp.	118,802	15,260
	Oracle Corp.	199,560	14,797
*	ServiceNow Inc.	26,368	11,460
	Applied Materials Inc.	116,377	10,948
	Analog Devices Inc.	68,928	10,445
	Micron Technology Inc.	146,908	8,305
	Lam Research Corp.	18,273	8,002
*	Palo Alto Networks Inc.	12,756	7,103
*	Synopsys Inc.	20,056	6,940
	KLA Corp.	19,653	6,763
*	Cadence Design Systems Inc.	35,876	6,234
*	Autodesk Inc.	28,680	5,786
	Amphenol Corp. Class A	77,220	5,678
	Roper Technologies Inc.	13,915	5,602
	Marvell Technology Inc.	111,902	5,239
*	Crowdstrike Holdings Inc. Class A	27,631	5,046
*	Snowflake Inc. Class A	25,756	4,661
	Microchip Technology Inc.	70,984	4,632

14

Russell 1000 Index Fund
		Shares	Market Value• ($000)
*	Atlassian Corp. plc Class A	18,024	4,464
	Cognizant Technology Solutions Corp. Class A	68,635	4,336
*	Workday Inc. Class A	25,621	4,216
*	Fortinet Inc.	86,215	4,198
	HP Inc.	138,459	3,975
*	ON Semiconductor Corp.	57,260	3,938
*	Twitter Inc.	98,358	3,811
*	Datadog Inc. Class A	33,913	3,559
	Corning Inc.	99,343	3,409
	VMware Inc. Class A	27,405	3,180
*	EPAM Systems Inc.	7,206	3,073
	CDW Corp.	17,883	3,053
*	Gartner Inc.	10,313	2,943
*	ANSYS Inc.	11,346	2,817
	Monolithic Power Systems Inc.	6,002	2,720
*	MongoDB Inc. Class A	8,294	2,678
*	Zoom Video Communications Inc. Class A	33,249	2,673
*	Paycom Software Inc.	6,786	2,383
	Hewlett Packard Enterprise Co.	171,207	2,328
*	Cloudflare Inc. Class A	36,899	2,309
*	VeriSign Inc.	12,602	2,296
*	Match Group Inc.	37,490	2,119
	NetApp Inc.	29,270	2,111
	Skyworks Solutions Inc.	21,092	2,079
*	HubSpot Inc.	6,040	2,036
*	Tyler Technologies Inc.	5,447	2,024
*	DoorDash Inc. Class A	32,772	1,963
*	Splunk Inc.	21,297	1,917
*	Akamai Technologies Inc.	20,834	1,881
	Entegris Inc.	19,613	1,861
*	Palantir Technologies Inc. Class A	239,594	1,850
	Teradyne Inc.	20,950	1,773
*	Zscaler Inc.	11,029	1,756
*	Western Digital Corp.	41,430	1,751
*	Wolfspeed Inc.	15,329	1,739
*	Pinterest Inc. Class A	75,418	1,738
	Leidos Holdings Inc.	18,028	1,714
	Citrix Systems Inc.	16,614	1,707
	NortonLifeLock Inc.	74,545	1,684
	SS&C Technologies Holdings Inc.	29,622	1,652
*	ZoomInfo Technologies Inc. Class A	36,017	1,636
*	GoDaddy Inc. Class A	21,504	1,630
*	PTC Inc.	13,948	1,602
*	Twilio Inc. Class A	22,820	1,588
*	DocuSign Inc. Class A	26,235	1,527
*	Okta Inc.	16,492	1,507
	Amdocs Ltd.	16,251	1,389
*	Black Knight Inc.	20,452	1,353
	Dell Technologies Inc. Class C	35,327	1,353
*	Qorvo Inc.	14,340	1,287
*	F5 Inc.	8,014	1,259
*	Zendesk Inc.	16,170	1,241
*	Unity Software Inc.	27,593	1,179
*	Manhattan Associates Inc.	8,311	1,174
*	Globant SA	5,425	1,143
	Jabil Inc.	18,233	1,099
*	Pure Storage Inc. Class A	37,085	1,074
*	Ceridian HCM Holding Inc.	17,690	1,055
		Shares	Market Value• ($000)
*	Avalara Inc.	11,326	1,037
*	Dynatrace Inc.	26,401	1,008
*	Lattice Semiconductor Corp.	17,776	958
*	Arrow Electronics Inc.	8,735	916
*	Five9 Inc.	9,162	899
	KBR Inc.	18,174	878
*	CACI International Inc. Class A	3,079	865
*	Elastic NV	10,196	856
*	UiPath Inc. Class A	49,476	814
	Bentley Systems Inc. Class B	22,085	812
*	DXC Technology Co.	32,463	804
*	Guidewire Software Inc.	11,160	800
*	Change Healthcare Inc.	32,456	797
*	II-VI Inc.	16,628	785
*	Dropbox Inc. Class A	36,475	780
*	Aspen Technology Inc.	3,634	765
*	Clarivate plc	63,651	743
*	AppLovin Corp. Class A	29,780	733
	Concentrix Corp.	5,671	713
*	Mandiant Inc.	30,528	698
	National Instruments Corp.	17,434	693
	Science Applications International Corp.	7,293	664
*	IAC Inc.	10,168	654
	Universal Display Corp.	5,768	644
	Switch Inc. Class A	18,950	643
	Dolby Laboratories Inc. Class A	8,549	626
*	SentinelOne Inc. Class A	22,464	614
*	Coupa Software Inc.	10,074	588
*	Cirrus Logic Inc.	7,552	579
*	Toast Inc. Class A	29,609	561
	Avnet Inc.	12,570	552
*	Smartsheet Inc. Class A	16,566	551
	TD SYNNEX Corp.	5,557	535
*	NCR Corp.	17,129	532
	Azenta Inc.	9,663	509
*	Alteryx Inc. Class A	8,062	502
*	Procore Technologies Inc.	9,149	500
*	Nutanix Inc. Class A	28,304	490
*,1	GLOBALFOUNDRIES Inc.	8,189	490
*	RingCentral Inc. Class A	11,175	481
	Dun & Bradstreet Holdings Inc.	32,930	469
	Vertiv Holdings Co. Class A	39,691	458
*	Teradata Corp.	13,871	456
*	Wix.com Ltd.	7,089	449
*	Confluent Inc. Class A	16,273	445
*	New Relic Inc.	6,857	416
*	IPG Photonics Corp.	4,524	410
*	Kyndryl Holdings Inc.	23,584	246
*	nCino Inc.	7,573	239
*	DoubleVerify Holdings Inc.	8,267	214
*	CCC Intelligent Solutions Holdings Inc.	22,137	212
*	Jamf Holding Corp.	8,534	204
	Pegasystems Inc.	5,351	196
*	Paycor HCM Inc.	5,760	171
*	Thoughtworks Holding Inc.	11,144	147
*	Allegro MicroSystems Inc.	6,198	145
*	Informatica Inc. Class A	4,566	101
*	Definitive Healthcare Corp. Class A	4,347	87
			1,301,289

15

Russell 1000 Index Fund
		Shares	Market Value• ($000)
Telecommunications (2.5%)
	Cisco Systems Inc.	548,524	24,530
	Verizon Communications Inc.	554,440	23,181
	Comcast Corp. Class A	586,658	21,231
	AT&T Inc.	944,880	16,573
*	T-Mobile US Inc.	78,493	11,300
*	Charter Communications Inc. Class A	15,243	6,290
	Motorola Solutions Inc.	21,761	5,297
*	Arista Networks Inc.	32,762	3,928
*	Liberty Broadband Corp. Class C	17,524	1,782
	Lumen Technologies Inc.	135,785	1,352
	Juniper Networks Inc.	42,333	1,203
*	Roku Inc.	15,907	1,082
*	Ciena Corp.	19,737	1,001
	Cable One Inc.	785	891
*	Frontier Communications Parent Inc.	32,046	826
*	Lumentum Holdings Inc.	9,021	754
*	DISH Network Corp. Class A	33,416	580
*	ViaSat Inc.	9,423	358
*	Altice USA Inc. Class A	28,539	285
	Ubiquiti Inc.	809	251
*	Liberty Broadband Corp. Class A	2,106	212
			122,907
Utilities (3.3%)
	NextEra Energy Inc.	259,012	22,032
	Duke Energy Corp.	101,671	10,870
	Southern Co.	140,184	10,804
	Waste Management Inc.	54,753	9,255
	Dominion Energy Inc.	107,083	8,759
	Sempra Energy (XNYS)	41,464	6,840
	American Electric Power Co. Inc.	67,665	6,780
	Exelon Corp.	129,064	5,667
	Xcel Energy Inc.	71,639	5,319
	Consolidated Edison Inc.	46,874	4,581
	WEC Energy Group Inc.	41,486	4,279
	Public Service Enterprise Group Inc.	65,460	4,213
	Eversource Energy	45,386	4,071
	Republic Services Inc. Class A	27,196	3,881
	American Water Works Co. Inc.	23,951	3,556
	Constellation Energy Corp.	42,867	3,498
	Edison International	49,648	3,365
	DTE Energy Co.	25,416	3,313
	Ameren Corp.	33,857	3,136
	Entergy Corp.	26,843	3,095
		Shares	Market Value• ($000)
	FirstEnergy Corp.	71,674	2,835
	PPL Corp.	96,662	2,811
	CenterPoint Energy Inc.	83,290	2,626
	CMS Energy Corp.	38,153	2,577
*	PG&E Corp.	204,386	2,520
	AES Corp.	88,299	2,247
	Atmos Energy Corp.	18,134	2,056
	Alliant Energy Corp.	33,241	2,029
	Evergy Inc.	29,267	2,006
	NiSource Inc.	53,423	1,576
	Essential Utilities Inc.	30,422	1,495
	Vistra Corp.	56,388	1,396
	NRG Energy Inc.	31,371	1,295
	Pinnacle West Capital Corp.	15,041	1,133
	UGI Corp.	27,900	1,102
	OGE Energy Corp.	26,201	1,062
*	Sunrun Inc.	26,768	884
	National Fuel Gas Co.	11,429	815
*	Clean Harbors Inc.	6,703	787
	IDACORP Inc.	6,703	732
	Brookfield Renewable Corp. Class A	16,419	630
*	Stericycle Inc.	12,295	616
	Hawaiian Electric Industries Inc.	14,425	564
	Avangrid Inc.	9,248	457
			163,565
Total Common Stocks (Cost $3,564,796)			4,883,995
Temporary Cash Investments (0.3%)
Money Market Fund (0.3%)
[2,3]	Vanguard Market Liquidity Fund, 2.284% (Cost $16,475)	164,803	16,475
Total Investments (100.1%) (Cost $3,581,271)			4,900,470
Other Assets and Liabilities—Net (-0.1%)			(5,980)
Net Assets (100%)			4,894,490
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $13,650,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $14,224,000 was received for securities on loan.
REIT—Real Estate Investment Trust.

16

Russell 1000 Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2022	53	10,485	(697)

See accompanying Notes, which are an integral part of the Financial Statements.
17

Russell 1000 Index Fund
Statement of Assets and Liabilities
As of August 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $3,564,796)	4,883,995
Affiliated Issuers (Cost $16,475)	16,475
Total Investments in Securities	4,900,470
Investment in Vanguard	183
Cash Collateral Pledged—Futures Contracts	450
Receivables for Investment Securities Sold	107
Receivables for Accrued Income	7,521
Receivables for Capital Shares Issued	508
Total Assets	4,909,239
Liabilities
Due to Custodian	168
Payables for Investment Securities Purchased	4
Collateral for Securities on Loan	14,224
Payables for Capital Shares Redeemed	115
Payables to Vanguard	169
Variation Margin Payable—Futures Contracts	69
Total Liabilities	14,749
Net Assets	4,894,490
1 Includes $13,650 of securities on loan.
At August 31, 2022, net assets consisted of:

Paid-in Capital	3,756,810
Total Distributable Earnings (Loss)	1,137,680
Net Assets	4,894,490

ETF Shares—Net Assets
Applicable to 15,075,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,720,622
Net Asset Value Per Share—ETF Shares	$180.47

Institutional Shares—Net Assets
Applicable to 6,217,768 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,173,868
Net Asset Value Per Share—Institutional Shares	$349.62

See accompanying Notes, which are an integral part of the Financial Statements.
18

Russell 1000 Index Fund
Statement of Operations

Year Ended August 31, 2022
($000)
Investment Income
Income
Dividends[1]	77,297
Interest[2]	22
Securities Lending—Net	203
Total Income	77,522
Expenses
The Vanguard Group—Note B
Investment Advisory Services	636
Management and Administrative—ETF Shares	1,507
Management and Administrative—Institutional Shares	1,230
Marketing and Distribution—ETF Shares	149
Marketing and Distribution—Institutional Shares	81
Custodian Fees	291
Auditing Fees	27
Shareholders’ Reports—ETF Shares	52
Shareholders’ Reports—Institutional Shares	1
Trustees’ Fees and Expenses	2
Other Expenses	14
Total Expenses	3,990
Net Investment Income	73,532
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	159,080
Futures Contracts	(436)
Realized Net Gain (Loss)	158,644
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(955,746)
Futures Contracts	(762)
Change in Unrealized Appreciation (Depreciation)	(956,508)
Net Increase (Decrease) in Net Assets Resulting from Operations	(724,332)
1	Dividends are net of foreign withholding taxes of $24,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $21,000, ($13,000), less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $258,184,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
19

Russell 1000 Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	73,532	62,518
Realized Net Gain (Loss)	158,644	422,041
Change in Unrealized Appreciation (Depreciation)	(956,508)	811,144
Net Increase (Decrease) in Net Assets Resulting from Operations	(724,332)	1,295,703
Distributions
ETF Shares	(37,346)	(28,487)
Institutional Shares	(34,230)	(33,459)
Total Distributions	(71,576)	(61,946)
Capital Share Transactions
ETF Shares	455,983	414,276
Institutional Shares	(268,964)	(346,204)
Net Increase (Decrease) from Capital Share Transactions	187,019	68,072
Total Increase (Decrease)	(608,889)	1,301,829
Net Assets
Beginning of Period	5,503,379	4,201,550
End of Period	4,894,490	5,503,379

See accompanying Notes, which are an integral part of the Financial Statements.
20

Russell 1000 Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$210.32	$161.36	$134.37	$133.57	$113.60
Investment Operations
Net Investment Income[1]	2.757	2.459	2.525	2.395	2.209
Net Realized and Unrealized Gain (Loss) on Investments	(29.909)	48.925	27.028	.759	19.896
Total from Investment Operations	(27.152)	51.384	29.553	3.154	22.105
Distributions
Dividends from Net Investment Income	(2.698)	(2.424)	(2.563)	(2.354)	(2.135)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.698)	(2.424)	(2.563)	(2.354)	(2.135)
Net Asset Value, End of Period	$180.47	$210.32	$161.36	$134.37	$133.57
Total Return	-13.02%	32.14%	22.39%	2.45%	19.68%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,721	$2,682	$1,678	$1,196	$1,008
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.12%
Ratio of Net Investment Income to Average Net Assets	1.39%	1.34%	1.79%	1.85%	1.78%
Portfolio Turnover Rate[2]	10%	6%	9%	6%	9%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
21

Russell 1000 Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$407.44	$312.59	$260.26	$258.75	$220.06
Investment Operations
Net Investment Income[1]	5.354	4.807	4.927	4.645	4.345
Net Realized and Unrealized Gain (Loss) on Investments	(57.922)	94.766	52.362	1.483	38.573
Total from Investment Operations	(52.568)	99.573	57.289	6.128	42.918
Distributions
Dividends from Net Investment Income	(5.252)	(4.723)	(4.959)	(4.618)	(4.228)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(5.252)	(4.723)	(4.959)	(4.618)	(4.228)
Net Asset Value, End of Period	$349.62	$407.44	$312.59	$260.26	$258.75
Total Return	-13.01%	32.16%	22.45%	2.45%	19.72%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,174	$2,822	$2,523	$2,323	$2,134
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.08%
Ratio of Net Investment Income to Average Net Assets	1.39%	1.36%	1.81%	1.86%	1.82%
Portfolio Turnover Rate[2]	10%	6%	9%	6%	9%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
22

Russell 1000 Index Fund
Notes to Financial Statements
Vanguard Russell 1000 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
23

Russell 1000 Index Fund
During the year ended August 31, 2022, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple
24

Russell 1000 Index Fund
Secured Overnight Financing Rate inclusive of an additional agreed-upon spread.  However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2022, the fund had contributed to Vanguard capital in the amount of $183,000, representing less than 0.01% of the fund’s net assets and 0.07% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
25

Russell 1000 Index Fund
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	4,883,967	28	—	4,883,995
Temporary Cash Investments	16,475	—	—	16,475
Total	4,900,442	28	—	4,900,470
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	697	—	—	697
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and passive foreign investment companies were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	258,184
Total Distributable Earnings (Loss)	(258,184)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of unrealized gains from passive foreign investment companies; and the classification of securities for tax purposes.
26

Russell 1000 Index Fund
As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	15,053
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(153,032)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	1,275,661
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	71,576	61,946
Long-Term Capital Gains	—	—
Total	71,576	61,946
*	Includes short-term capital gains, if any.
As of August 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	3,624,808
Gross Unrealized Appreciation	1,601,971
Gross Unrealized Depreciation	(326,310)
Net Unrealized Appreciation (Depreciation)	1,275,661
E.	During the year ended August 31, 2022, the fund purchased $1,165,962,000 of investment securities and sold $983,317,000 of investment securities, other than temporary cash investments. Purchases and sales include $630,685,000 and $444,494,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2022, such purchases were $40,211,000 and sales were $30,086,000, resulting in net realized loss of $9,776,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
27

Russell 1000 Index Fund
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	905,986	4,600	1,203,957	6,875
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(450,003)	(2,275)	(789,681)	(4,525)
Net Increase (Decrease)—ETF Shares	455,983	2,325	414,276	2,350
Institutional Shares
Issued	475,942	1,253	416,311	1,158
Issued in Lieu of Cash Distributions	32,013	83	31,627	93
Redeemed	(776,919)	(2,044)	(794,142)	(2,397)
Net Increase (Decrease)—Institutional Shares	(268,964)	(708)	(346,204)	(1,146)
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2022, that would require recognition or disclosure in these financial statements.
28

Russell 1000 Value Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2012, Through August 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Russell 1000 Value Index Fund ETF Shares Net Asset Value	-6.32%	7.78%	10.40%	$26,888
Russell 1000 Value Index Fund ETF Shares Market Price	-6.34	7.77	10.39	26,870
Russell 1000 Value Index	-6.23	7.86	10.52	27,199
Dow Jones U.S. Total Stock Market Float Adjusted Index	-13.73	11.16	12.66	32,942

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Russell 1000 Value Index Fund Institutional Shares	-6.30%	7.81%	10.44%	$13,497,948
Russell 1000 Value Index	-6.23	7.86	10.52	13,599,298
Dow Jones U.S. Total Stock Market Float Adjusted Index	-13.73	11.16	12.66	16,470,991
See Financial Highlights for dividend and capital gains information.
29

Russell 1000 Value Index Fund
Cumulative Returns of ETF Shares: August 31, 2012, Through August 31, 2022
	One Year	Five Years	Ten Years
Russell 1000 Value Index Fund ETF Shares Market Price	-6.34%	45.40%	168.70%
Russell 1000 Value Index Fund ETF Shares Net Asset Value	-6.32	45.44	168.88
Russell 1000 Value Index	-6.23	46.01	171.99
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
30

Russell 1000 Value Index Fund
Fund Allocation
As of August 31, 2022
Basic Materials	3.1%
Consumer Discretionary	10.0
Consumer Staples	7.3
Energy	8.0
Financials	19.1
Health Care	15.3
Industrials	12.6
Real Estate	5.1
Technology	8.5
Telecommunications	4.6
Utilities	6.4
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
31

Russell 1000 Value Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.8%)
Basic Materials (3.1%)
	Linde plc	165,109	46,703
	Air Products and Chemicals Inc.	92,147	23,263
	Freeport-McMoRan Inc.	600,733	17,782
	Dow Inc.	302,796	15,443
	Nucor Corp.	110,358	14,671
	Newmont Corp.	330,340	13,663
	International Flavors & Fragrances Inc.	106,019	11,713
	LyondellBasell Industries NV Class A	106,857	8,869
	Mosaic Co.	131,259	7,071
	International Paper Co.	154,332	6,423
	Albemarle Corp.	23,486	6,293
	Steel Dynamics Inc.	74,469	6,011
	Celanese Corp. Class A	45,018	4,991
	Eastman Chemical Co.	53,272	4,848
	Reliance Steel & Aluminum Co.	25,683	4,828
	Alcoa Corp.	77,220	3,821
*	Cleveland-Cliffs Inc.	217,147	3,750
	FMC Corp.	34,671	3,747
	Olin Corp.	58,613	3,204
	US Steel Corp.	108,129	2,473
	Avery Dennison Corp.	13,018	2,390
	Royal Gold Inc.	25,609	2,354
	Huntsman Corp.	83,230	2,332
	Ashland Inc.	20,924	2,129
	Hexcel Corp.	34,635	2,032
	Ecolab Inc.	12,087	1,980
	Element Solutions Inc.	95,620	1,785
*	Univar Solutions Inc.	69,052	1,742
	Timken Co.	25,247	1,590
	Westlake Corp.	13,822	1,363
	SSR Mining Inc. (XTSE)	88,020	1,187
	Chemours Co.	25,433	858
	Scotts Miracle-Gro Co.	10,940	732
	NewMarket Corp.	2,399	689
	Southern Copper Corp.	11,968	563
			233,293
Consumer Discretionary (10.0%)
	Walmart Inc.	600,223	79,560
*	Walt Disney Co.	707,689	79,318
	McDonald's Corp.	232,815	58,735
	Home Depot Inc.	180,506	52,062
	Starbucks Corp.	305,904	25,717
		Shares	Market Value• ($000)
	Activision Blizzard Inc.	323,316	25,377
	Ford Motor Co.	1,644,264	25,059
	General Motors Co.	606,136	23,160
*	Netflix Inc.	100,009	22,358
	Electronic Arts Inc.	109,442	13,885
	Target Corp.	86,552	13,878
	Yum! Brands Inc.	105,429	11,728
*	O'Reilly Automotive Inc.	16,076	11,207
*	Southwest Airlines Co.	246,890	9,061
	eBay Inc.	201,818	8,906
	Genuine Parts Co.	53,345	8,322
*	Dollar Tree Inc.	61,000	8,276
	Lennar Corp. Class A	101,882	7,891
*	Aptiv plc	83,957	7,844
	Lowe's Cos. Inc.	37,435	7,268
	Ross Stores Inc.	82,697	7,134
	VF Corp.	144,909	6,006
	LKQ Corp.	110,304	5,870
	Garmin Ltd.	64,184	5,680
	Omnicom Group Inc.	84,541	5,656
	Paramount Global Inc. Class B	230,853	5,400
*	CarMax Inc.	59,170	5,233
*	Liberty Media Corp.-Liberty Formula One Class C	80,837	5,148
	MGM Resorts International	148,274	4,840
*	United Airlines Holdings Inc.	135,365	4,739
	DR Horton Inc.	63,808	4,540
	Interpublic Group of Cos. Inc.	162,780	4,499
	Hasbro Inc.	54,684	4,310
	Fox Corp. Class A	125,124	4,277
	Nielsen Holdings plc	149,856	4,172
	Best Buy Co. Inc.	57,616	4,073
	Hilton Worldwide Holdings Inc.	31,306	3,987
	Service Corp. International	64,147	3,959
	Advance Auto Parts Inc.	23,429	3,951
*	Carnival Corp.	398,315	3,768
	BorgWarner Inc. (XNYS)	99,590	3,755
*	Royal Caribbean Cruises Ltd.	91,574	3,741
	Bath & Body Works Inc.	99,495	3,714
	Whirlpool Corp.	22,832	3,575
*	Warner Bros Discovery Inc.	262,920	3,481
*	American Airlines Group Inc.	266,547	3,462
	Lear Corp.	24,830	3,442
	Aramark	95,587	3,413
32

Russell 1000 Value Index Fund
		Shares	Market Value• ($000)
	Tapestry Inc.	94,866	3,295
*	Las Vegas Sands Corp.	86,166	3,242
*,1	GameStop Corp. Class A	112,060	3,209
	Lithia Motors Inc. Class A	11,885	3,155
*	Uber Technologies Inc.	105,712	3,040
*	Live Nation Entertainment Inc.	31,899	2,882
*	Capri Holdings Ltd.	59,831	2,823
	Newell Brands Inc.	156,893	2,801
*	Liberty Media Corp.- Liberty SiriusXM Class C	67,654	2,798
	Nexstar Media Group Inc. Class A	14,535	2,781
	Gentex Corp.	98,141	2,678
	News Corp. Class A	157,097	2,658
	Dick's Sporting Goods Inc.	23,047	2,452
*	Rivian Automotive Inc. Class A	74,317	2,431
	PulteGroup Inc.	59,744	2,429
	Marriott Vacations Worldwide Corp.	16,700	2,378
*	Wynn Resorts Ltd.	38,495	2,332
*	Alaska Air Group Inc.	51,047	2,224
*	Penn Entertainment Inc.	69,854	2,182
	Harley-Davidson Inc.	56,108	2,164
	Leggett & Platt Inc.	56,378	2,155
*	Terminix Global Holdings Inc.	49,815	2,125
*	Norwegian Cruise Line Holdings Ltd.	160,835	2,104
*	Avis Budget Group Inc.	12,393	2,074
*	AutoNation Inc.	16,509	2,057
	New York Times Co. Class A	67,417	2,056
	Macy's Inc.	118,562	2,053
	Fox Corp. Class B	63,351	2,003
*	AMERCO	3,779	1,986
*,1	AMC Entertainment Holdings Inc. Class A	215,374	1,964
*	Hyatt Hotels Corp. Class A	21,370	1,915
[1]	Sirius XM Holdings Inc.	299,902	1,826
	Boyd Gaming Corp.	33,010	1,797
*	Hertz Global Holdings Inc.	96,964	1,790
	Thor Industries Inc.	21,994	1,782
	Ralph Lauren Corp. Class A	19,399	1,772
	Tempur Sealy International Inc.	70,376	1,760
*	Skechers USA Inc. Class A	46,347	1,752
	Darden Restaurants Inc.	13,972	1,728
*	Mattel Inc.	75,319	1,666
*	AutoZone Inc.	740	1,568
	PVH Corp.	27,609	1,553
*	BJ's Wholesale Club Holdings Inc.	20,575	1,533
	Domino's Pizza Inc.	4,086	1,519
	Kohl's Corp.	53,436	1,519
*	NVR Inc.	343	1,420
*	Take-Two Interactive Software Inc.	11,519	1,412
*	Ollie's Bargain Outlet Holdings Inc.	24,488	1,354
	Penske Automotive Group Inc.	11,282	1,330
*	Peloton Interactive Inc. Class A	123,432	1,258
	Carter's Inc.	16,920	1,250
	Hanesbrands Inc.	142,097	1,238
		Shares	Market Value• ($000)
*	Bright Horizons Family Solutions Inc.	17,439	1,189
*	RH	4,524	1,158
*	Caesars Entertainment Inc.	26,375	1,137
	Columbia Sportswear Co.	15,926	1,135
*,1	QuantumScape Corp. Class A	101,253	1,117
*	JetBlue Airways Corp.	137,283	1,069
*	Coty Inc. Class A	141,566	1,063
*	Grand Canyon Education Inc.	12,783	1,040
	Toll Brothers Inc.	23,320	1,021
*	TripAdvisor Inc.	38,555	918
	News Corp. Class B	52,308	902
	Williams-Sonoma Inc.	5,990	891
*	Copa Holdings SA Class A	12,501	890
*	SiteOne Landscape Supply Inc.	6,997	876
*	Driven Brands Holdings Inc.	23,161	728
	Gap Inc.	79,164	724
	Wyndham Hotels & Resorts Inc.	11,047	722
	Lennar Corp. Class B	11,165	689
*	Under Armour Inc. Class C	90,726	689
*	Under Armour Inc. Class A	79,878	673
	Polaris Inc.	5,914	670
*	Madison Square Garden Sports Corp.	4,039	647
*	Wayfair Inc. Class A	11,684	616
*	Planet Fitness Inc. Class A	9,014	611
	H&R Block Inc.	12,899	580
*	Petco Health & Wellness Co. Inc. Class A	31,756	474
*	Deckers Outdoor Corp.	1,251	402
	Travel + Leisure Co.	9,089	385
*	Lyft Inc. Class A	24,461	360
*	Six Flags Entertainment Corp.	15,347	340
*	IAA Inc.	8,825	329
	Paramount Global Class A	12,336	326
*	Victoria's Secret & Co.	9,550	319
*	Burlington Stores Inc.	1,776	249
	Rollins Inc.	7,233	244
*,1	Lucid Group Inc.	13,246	203
	Vail Resorts Inc.	804	181
*	Liberty Media Corp.- Liberty SiriusXM Class A	3,877	161
	Nordstrom Inc.	7,505	128
*	Mister Car Wash Inc.	12,848	127
*	Leslie's Inc.	7,962	113
*	Playtika Holding Corp.	5,515	58
*	Liberty Media Corp.- Liberty Formula One Class A	602	35
			760,899
Consumer Staples (7.3%)
	Procter & Gamble Co.	570,873	78,746
	Philip Morris International Inc.	644,764	61,568
	CVS Health Corp.	545,535	53,544
	Mondelez International Inc. Class A	575,314	35,589
	Altria Group Inc.	753,905	34,016
	Coca-Cola Co.	406,393	25,078
	Archer-Daniels-Midland Co.	233,394	20,513
	General Mills Inc.	250,246	19,219

33

Russell 1000 Value Index Fund
		Shares	Market Value• ($000)
	Corteva Inc.	300,840	18,481
	McKesson Corp.	48,427	17,773
	Constellation Brands Inc. Class A	64,466	15,862
	PepsiCo Inc.	89,132	15,355
	Keurig Dr Pepper Inc.	357,439	13,626
	Kroger Co.	272,855	13,081
	Kraft Heinz Co.	290,415	10,861
	Walgreens Boots Alliance Inc.	298,654	10,471
	Colgate-Palmolive Co.	132,612	10,372
	Tyson Foods Inc. Class A	118,215	8,911
	McCormick & Co. Inc.	104,681	8,801
	Kimberly-Clark Corp.	57,070	7,278
	Conagra Brands Inc.	196,615	6,760
	J M Smucker Co.	43,849	6,138
	Hormel Foods Corp.	119,371	6,002
	Bunge Ltd.	57,873	5,739
*	Darling Ingredients Inc.	62,313	4,739
	Church & Dwight Co. Inc.	54,753	4,583
	Campbell Soup Co.	81,073	4,084
	Molson Coors Beverage Co. Class B	72,710	3,757
	Kellogg Co.	47,724	3,471
	Casey's General Stores Inc.	15,414	3,295
*	US Foods Holding Corp	92,451	2,831
	Brown-Forman Corp. Class B	38,501	2,799
	Ingredion Inc.	27,400	2,386
*	Performance Food Group Co.	43,563	2,177
	Flowers Foods Inc.	77,315	2,111
*	Post Holdings Inc.	22,868	2,030
	Albertsons Cos. Inc. Class A	67,157	1,847
	Hershey Co.	8,172	1,836
*	Grocery Outlet Holding Corp.	33,802	1,356
	Clorox Co.	8,568	1,237
	Spectrum Brands Holdings Inc.	16,383	1,032
*	Monster Beverage Corp.	11,592	1,030
	Reynolds Consumer Products Inc.	23,517	657
	Seaboard Corp.	110	425
*	Freshpet Inc.	8,103	353
*	Pilgrim's Pride Corp.	9,867	281
*	Boston Beer Co. Inc. Class A	237	80
	Brown-Forman Corp. Class A	602	42
			552,223
Energy (8.0%)
	Exxon Mobil Corp.	1,754,781	167,739
	Chevron Corp.	818,121	129,312
	ConocoPhillips	539,306	59,027
	Marathon Petroleum Corp.	225,002	22,669
	Schlumberger NV	589,170	22,477
	Valero Energy Corp.	169,822	19,890
	Phillips 66	200,238	17,913
	Williams Cos. Inc.	506,160	17,225
	Kinder Morgan Inc.	825,604	15,125
	Pioneer Natural Resources Co.	45,020	11,400
	ONEOK Inc.	164,419	10,067
	Devon Energy Corp.	139,531	9,854
		Shares	Market Value• ($000)
	Baker Hughes Co. Class A	384,943	9,724
	Coterra Energy Inc.	275,774	8,524
	EOG Resources Inc.	65,588	7,956
	Marathon Oil Corp.	292,024	7,473
	EQT Corp.	152,486	7,289
	Cheniere Energy Inc.	44,834	7,181
	Halliburton Co.	203,827	6,141
*	First Solar Inc.	44,343	5,656
	APA Corp.	139,050	5,438
	Chesapeake Energy Corp.	53,192	5,345
	Diamondback Energy Inc.	31,669	4,221
	Occidental Petroleum Corp.	59,049	4,192
	HF Sinclair Corp.	62,576	3,293
*	Southwestern Energy Co.	430,654	3,226
	Hess Corp.	25,579	3,089
*	Plug Power Inc.	108,685	3,048
	NOV Inc.	162,722	2,875
*	DTE Midstream LLC	39,586	2,186
*	Antero Resources Corp.	42,682	1,711
	Ovintiv Inc. (XNYS)	30,836	1,639
	Antero Midstream Corp.	137,671	1,386
	PDC Energy Inc.	18,095	1,229
*	Range Resources Corp.	37,023	1,217
	Continental Resources Inc.	3,523	246
			606,983
Financials (19.0%)
*	Berkshire Hathaway Inc. Class B	750,829	210,833
	JPMorgan Chase & Co.	1,214,320	138,105
	Bank of America Corp.	2,925,078	98,312
	Wells Fargo & Co.	1,577,958	68,973
	S&P Global Inc.	141,457	49,818
	Goldman Sachs Group Inc.	138,447	46,057
	Morgan Stanley	531,263	45,274
	BlackRock Inc.	62,716	41,793
	Citigroup Inc.	820,208	40,034
	Chubb Ltd.	175,568	33,191
	CME Group Inc.	149,405	29,225
	PNC Financial Services Group Inc.	171,894	27,159
	Truist Financial Corp.	554,428	25,969
	US Bancorp	558,859	25,490
	Intercontinental Exchange Inc.	229,923	23,188
	Charles Schwab Corp.	282,259	20,026
	MetLife Inc.	284,792	18,321
	American International Group Inc.	329,742	17,064
	Travelers Cos. Inc.	99,580	16,096
	Aflac Inc.	265,905	15,800
	Prudential Financial Inc.	156,008	14,938
	Arthur J Gallagher & Co.	76,684	13,924
	Allstate Corp.	113,992	13,736
	M&T Bank Corp.	74,313	13,509
	Bank of New York Mellon Corp.	305,558	12,690
	KKR & Co. Inc.	237,701	12,018
	Discover Financial Services	116,364	11,693
	First Republic Bank	74,203	11,266
	T Rowe Price Group Inc.	93,123	11,175
	State Street Corp.	152,283	10,409
	Fifth Third Bancorp	283,675	9,687
	Willis Towers Watson plc	46,054	9,525
	Hartford Financial Services Group Inc.	135,998	8,746
	Nasdaq Inc.	142,441	8,480
	Regions Financial Corp.	388,956	8,429

34

Russell 1000 Value Index Fund
		Shares	Market Value• ($000)
	Northern Trust Corp.	85,095	8,092
	Huntington Bancshares Inc.	594,654	7,968
	Principal Financial Group Inc.	104,249	7,794
	Raymond James Financial Inc.	74,205	7,745
	Citizens Financial Group Inc.	202,617	7,432
	KeyCorp	385,091	6,812
	Cincinnati Financial Corp.	65,072	6,309
	Brown & Brown Inc.	91,215	5,750
	W R Berkley Corp.	85,202	5,521
	Cboe Global Markets Inc.	43,723	5,158
*	Markel Corp.	4,251	5,076
	First Horizon Corp.	221,569	5,012
	Equitable Holdings Inc.	159,278	4,739
	Loews Corp.	85,067	4,705
*	Arch Capital Group Ltd.	100,335	4,587
	Ameriprise Financial Inc.	16,627	4,456
	Ally Financial Inc.	134,155	4,454
	Annaly Capital Management Inc.	687,613	4,435
	Fidelity National Financial Inc.	111,813	4,372
	Comerica Inc.	54,377	4,366
*,1	Coinbase Global Inc. Class A	64,706	4,322
	Signature Bank	24,562	4,283
	East West Bancorp Inc.	58,589	4,228
*	Alleghany Corp.	4,682	3,938
	Progressive Corp.	31,577	3,873
	Globe Life Inc.	37,623	3,657
	MSCI Inc. Class A	8,140	3,657
	Marsh & McLennan Cos. Inc.	22,509	3,632
*	SVB Financial Group	8,887	3,613
	American Financial Group Inc.	28,093	3,587
	Reinsurance Group of America Inc.	27,789	3,484
	Webster Financial Corp.	73,500	3,458
	Zions Bancorp NA	61,682	3,394
	Assurant Inc.	21,235	3,366
	Unum Group	83,214	3,150
	Cullen/Frost Bankers Inc.	24,193	3,144
	First Citizens BancShares Inc. Class A	3,836	3,115
	Franklin Resources Inc.	118,885	3,099
	Commerce Bancshares Inc.	44,939	3,090
	Everest Re Group Ltd.	11,232	3,022
	Carlyle Group Inc.	86,277	2,807
	Starwood Property Trust Inc.	121,124	2,777
	Jefferies Financial Group Inc.	86,452	2,774
	AGNC Investment Corp.	220,348	2,633
	Prosperity Bancshares Inc.	36,941	2,618
	Lincoln National Corp.	56,275	2,592
	Voya Financial Inc.	41,912	2,579
	Invesco Ltd.	154,004	2,536
	Stifel Financial Corp.	42,746	2,535
	Old Republic International Corp.	115,964	2,533
	Apollo Global Management Inc.	45,319	2,519
		Shares	Market Value• ($000)
	Pinnacle Financial Partners Inc.	30,848	2,490
	Synovus Financial Corp.	60,342	2,423
	Interactive Brokers Group Inc. Class A	38,694	2,383
	Popular Inc.	30,701	2,371
	SEI Investments Co.	43,351	2,371
	First American Financial Corp.	43,082	2,305
*	Robinhood Markets Inc. Class A	230,883	2,205
	Wintrust Financial Corp.	25,419	2,144
	Affiliated Managers Group Inc.	15,854	2,019
	Bank OZK	49,765	2,017
	Primerica Inc.	15,709	1,991
*	SoFi Technologies Inc.	330,603	1,957
	New York Community Bancorp Inc.	194,392	1,903
	Hanover Insurance Group Inc.	14,507	1,877
	MGIC Investment Corp.	128,207	1,832
	FNB Corp.	150,003	1,788
	OneMain Holdings Inc.	49,379	1,725
	Axis Capital Holdings Ltd.	32,395	1,722
	SLM Corp.	111,422	1,703
	White Mountains Insurance Group Ltd.	1,227	1,681
	Rithm Capital Corp.	170,574	1,609
	Umpqua Holdings Corp.	89,432	1,587
*	Brighthouse Financial Inc.	31,916	1,518
	Evercore Inc. Class A	15,801	1,480
	Aon plc Class A (XNYS)	4,995	1,395
	Lazard Ltd. Class A	38,339	1,394
*	Credit Acceptance Corp.	2,576	1,371
	First Hawaiian Inc.	51,971	1,336
	Assured Guaranty Ltd.	25,972	1,326
	Janus Henderson Group plc	56,543	1,323
	PacWest Bancorp	49,158	1,294
	Western Alliance Bancorp	16,658	1,278
	Bank of Hawaii Corp.	16,132	1,259
	Kemper Corp.	26,184	1,204
	Tradeweb Markets Inc. Class A	16,464	1,146
	Moody's Corp.	3,888	1,106
	RenaissanceRe Holdings Ltd.	8,085	1,094
	BOK Financial Corp.	12,057	1,071
	Virtu Financial Inc. Class A	41,411	951
	Broadridge Financial Solutions Inc.	4,595	787
*,1	Upstart Holdings Inc.	24,734	641
	Erie Indemnity Co. Class A	2,606	560
	CNA Financial Corp.	12,176	468
	TFS Financial Corp.	21,565	308
	Morningstar Inc.	991	226
[1]	Rocket Cos. Inc. Class A	18,771	148
			1,444,538
Health Care (15.2%)
	Johnson & Johnson	1,094,954	176,660
	Pfizer Inc.	2,352,631	106,409
	Thermo Fisher Scientific Inc.	142,963	77,961
	Danaher Corp.	251,069	67,766
	Abbott Laboratories	619,575	63,599
	Bristol-Myers Squibb Co.	886,269	59,743

35

Russell 1000 Value Index Fund
		Shares	Market Value• ($000)
	Merck & Co. Inc.	611,677	52,213
	Medtronic plc	556,331	48,913
	Elevance Health Inc.	69,898	33,908
	Gilead Sciences Inc.	522,945	33,191
	Cigna Corp.	109,458	31,026
	Becton Dickinson and Co.	118,213	29,839
*	Boston Scientific Corp.	595,354	23,999
*	Centene Corp.	242,435	21,756
*	Regeneron Pharmaceuticals Inc.	36,900	21,441
	Eli Lilly & Co.	65,306	19,672
	UnitedHealth Group Inc.	34,991	18,172
*	Moderna Inc.	134,559	17,798
	HCA Healthcare Inc.	88,231	17,458
	Stryker Corp.	68,456	14,047
*	Illumina Inc.	65,260	13,159
*	Biogen Inc.	60,527	11,826
	Baxter International Inc.	176,877	10,163
	Zimmer Biomet Holdings Inc.	86,916	9,241
	Laboratory Corp. of America Holdings	38,475	8,667
	Amgen Inc.	35,473	8,524
	Cardinal Health Inc.	112,735	7,973
	Humana Inc.	15,526	7,480
	STERIS plc	35,505	7,150
	PerkinElmer Inc.	52,747	7,124
*	Hologic Inc.	102,008	6,892
*	BioMarin Pharmaceutical Inc.	76,902	6,860
	Royalty Pharma plc Class A	152,538	6,378
	Quest Diagnostics Inc.	48,403	6,065
	Cooper Cos. Inc.	20,238	5,817
	Viatris Inc.	503,935	4,813
	Teleflex Inc.	19,577	4,429
*	Bio-Rad Laboratories Inc. Class A	8,916	4,325
*	QIAGEN NV	94,580	4,297
*	Catalent Inc.	48,479	4,266
*	United Therapeutics Corp.	18,607	4,217
*	Henry Schein Inc.	57,259	4,203
*	Jazz Pharmaceuticals plc	25,341	3,933
*	Acadia Healthcare Co. Inc.	36,978	3,030
	Organon & Co.	105,849	3,020
	DENTSPLY SIRONA Inc.	89,305	2,926
*	Elanco Animal Health Inc. (XNYS)	184,874	2,797
	Universal Health Services Inc. Class B	26,991	2,641
*	Tenet Healthcare Corp.	44,213	2,498
*	Envista Holdings Corp.	67,104	2,489
*	Intuitive Surgical Inc.	11,729	2,413
*	Syneos Health Inc.	35,048	2,107
*	Exact Sciences Corp.	59,182	2,104
	Perrigo Co. plc	55,396	2,073
*	Align Technology Inc.	8,119	1,979
	Encompass Health Corp.	40,533	1,969
	Chemed Corp.	3,908	1,861
*	Teladoc Health Inc.	59,602	1,851
*	Molina Healthcare Inc.	5,423	1,830
*	Globus Medical Inc. Class A	30,234	1,790
	Premier Inc. Class A	49,784	1,754
*	Vertex Pharmaceuticals Inc.	5,852	1,649
*	QuidelOrtho Corp.	20,630	1,635
	Agilent Technologies Inc.	12,703	1,629
*	Amedisys Inc.	13,205	1,564
		Shares	Market Value• ($000)
*	Repligen Corp.	6,589	1,445
*	Integra LifeSciences Holdings Corp.	30,000	1,431
*	Mirati Therapeutics Inc.	17,560	1,423
*	Oak Street Health Inc.	47,925	1,256
*	Enovis Corp.	21,453	1,087
*	ICU Medical Inc.	6,749	1,073
*	Signify Health Inc. Class A	27,680	772
*,1	Ginkgo Bioworks Holdings Inc.	270,282	727
*	Masimo Corp.	4,832	710
*	Doximity Inc. Class A	21,168	703
*	Incyte Corp.	9,927	699
*	Avantor Inc.	17,707	441
*	Horizon Therapeutics plc	6,347	376
*	Enhabit Inc.	20,281	337
*	Exelixis Inc.	18,518	328
*	Ultragenyx Pharmaceutical Inc.	6,740	321
*	Charles River Laboratories International Inc.	1,441	296
*	Certara Inc.	15,571	244
*	Ionis Pharmaceuticals Inc.	4,487	191
*	10X Genomics Inc. Class A	3,673	121
*	Natera Inc.	2,324	114
*	agilon health Inc.	4,517	94
*	Tandem Diabetes Care Inc.	1,730	79
			1,155,250
Industrials (12.6%)
	Raytheon Technologies Corp.	619,290	55,581
	Honeywell International Inc.	200,008	37,872
	American Express Co.	234,948	35,712
	General Electric Co.	430,867	31,643
*	PayPal Holdings Inc.	334,692	31,274
[1]	3M Co.	235,945	29,340
	Northrop Grumman Corp.	53,900	25,764
*	Boeing Co.	157,756	25,280
	Norfolk Southern Corp.	98,902	24,046
	General Dynamics Corp.	102,529	23,472
	Fidelity National Information Services Inc.	254,338	23,239
*	Fiserv Inc.	225,146	22,783
	Eaton Corp. plc	166,093	22,695
	CSX Corp.	676,459	21,410
	FedEx Corp.	99,965	21,074
	Capital One Financial Corp.	164,549	17,413
	Johnson Controls International plc	289,288	15,662
*	Block Inc. (XNYS)	214,637	14,791
	Global Payments Inc.	116,364	14,456
	Carrier Global Corp.	352,292	13,782
	Emerson Electric Co.	167,154	13,663
	Cummins Inc.	58,611	12,623
	PACCAR Inc.	141,909	12,418
	DuPont de Nemours Inc.	211,453	11,765
	AMETEK Inc.	95,624	11,490
	Otis Worldwide Corp.	154,507	11,158
	L3Harris Technologies Inc.	47,945	10,941
	Parker-Hannifin Corp.	41,046	10,877
	Fortive Corp.	148,646	9,414
	Martin Marietta Materials Inc.	23,615	8,211
	TransDigm Group Inc.	13,367	8,025
	Ingersoll Rand Inc.	168,891	8,000
	Amcor plc	621,299	7,462

36

Russell 1000 Value Index Fund
		Shares	Market Value• ($000)
	Dover Corp.	59,527	7,438
*	Teledyne Technologies Inc.	19,346	7,126
	Synchrony Financial	208,550	6,830
	Jacobs Solutions Inc.	53,291	6,639
*	Trimble Inc.	104,045	6,581
*	Bill.com Holdings Inc.	40,644	6,579
	Westinghouse Air Brake Technologies Corp.	74,815	6,558
	United Parcel Service Inc. Class B	33,091	6,437
	Trane Technologies plc	40,811	6,288
	PPG Industries Inc.	46,172	5,863
	Xylem Inc.	64,238	5,852
	Textron Inc.	89,440	5,579
	Stanley Black & Decker Inc.	62,404	5,498
	Packaging Corp. of America	38,648	5,292
	Caterpillar Inc.	28,567	5,277
	IDEX Corp.	26,115	5,255
	Howmet Aerospace Inc.	140,774	4,988
	Expeditors International of Washington Inc.	47,939	4,932
	Snap-on Inc.	21,988	4,790
	Equifax Inc.	25,365	4,788
	Masco Corp.	93,419	4,752
	Vulcan Materials Co.	28,307	4,713
	RPM International Inc.	50,447	4,700
*	United Rentals Inc.	16,091	4,699
	Hubbell Inc. Class B	22,372	4,615
	Ball Corp.	78,935	4,405
	CH Robinson Worldwide Inc.	38,324	4,375
	Westrock Co.	105,720	4,291
*	Builders FirstSource Inc.	72,011	4,221
	Nordson Corp.	18,497	4,202
*	Zebra Technologies Corp. Class A	12,818	3,866
	Quanta Services Inc.	27,238	3,849
	Regal Rexnord Corp.	27,890	3,837
	AECOM	51,950	3,800
	Rockwell Automation Inc.	15,809	3,746
	Automatic Data Processing Inc.	14,300	3,495
	Knight-Swift Transportation Holdings Inc.	65,678	3,317
	Owens Corning	40,386	3,301
	Lennox International Inc.	13,509	3,244
	Pentair plc	68,522	3,049
*	Middleby Corp.	21,091	3,033
	Huntington Ingalls Industries Inc.	12,740	2,934
	AptarGroup Inc.	26,971	2,773
	Sensata Technologies Holding plc	64,591	2,602
	Illinois Tool Works Inc.	13,067	2,546
	MDU Resources Group Inc.	83,603	2,521
	Sonoco Products Co.	39,880	2,513
	ITT Inc.	34,385	2,494
	AGCO Corp.	22,510	2,447
*	Mohawk Industries Inc.	21,739	2,399
	MKS Instruments Inc.	23,820	2,373
	Littelfuse Inc.	9,988	2,369
	Acuity Brands Inc.	14,377	2,357
	Curtiss-Wright Corp.	15,783	2,323
	A O Smith Corp.	40,476	2,285
	Woodward Inc.	24,295	2,261
		Shares	Market Value• ($000)
	nVent Electric plc	68,299	2,251
	Fortune Brands Home & Security Inc.	35,410	2,175
	Oshkosh Corp.	27,223	2,171
	Donaldson Co. Inc.	42,165	2,165
	Valmont Industries Inc.	7,444	2,061
*	XPO Logistics Inc.	38,905	2,039
*	MasTec Inc.	24,931	2,007
	Brunswick Corp.	25,851	1,931
	Crane Holdings Co.	19,348	1,826
*	Axalta Coating Systems Ltd.	69,166	1,781
	Watsco Inc.	6,448	1,754
	Tetra Tech Inc.	12,855	1,746
*	GXO Logistics Inc.	38,897	1,726
*	Affirm Holdings Inc.	73,036	1,711
*	WillScot Mobile Mini Holdings Corp.	41,885	1,681
*	Kirby Corp.	25,044	1,679
	Louisiana-Pacific Corp.	30,781	1,669
	Genpact Ltd.	35,023	1,645
	Flowserve Corp.	53,193	1,621
	ManpowerGroup Inc.	21,648	1,587
	Western Union Co.	106,270	1,575
	TransUnion	21,187	1,565
	Silgan Holdings Inc.	34,241	1,560
	Ryder System Inc.	20,169	1,542
	MSC Industrial Direct Co. Inc. Class A	19,456	1,541
	Air Lease Corp. Class A	42,257	1,536
*	Berry Global Group Inc.	27,755	1,508
	Graco Inc.	21,686	1,384
*	FTI Consulting Inc.	8,057	1,294
	BWX Technologies Inc.	22,736	1,185
*	WESCO International Inc.	8,479	1,117
	MSA Safety Inc.	9,310	1,107
*	Mercury Systems Inc.	22,644	1,090
	Carlisle Cos. Inc.	3,401	1,006
	Cintas Corp.	2,461	1,001
	Esab Corp.	21,816	896
*	Keysight Technologies Inc.	5,460	895
*	AZEK Co. Inc. Class A	45,696	834
*	WEX Inc.	5,069	782
*	Axon Enterprise Inc.	6,146	717
	Allegion plc	7,487	712
	Armstrong World Industries Inc.	8,424	708
	JB Hunt Transport Services Inc.	3,989	694
	ADT Inc.	91,130	664
	Graphic Packaging Holding Co.	28,132	626
	Crown Holdings Inc.	5,949	539
	Vontier Corp.	24,391	535
*	Gates Industrial Corp. plc	48,444	519
	Schneider National Inc. Class B	21,896	501
	Robert Half International Inc.	5,678	437
*	Euronet Worldwide Inc.	4,890	434
	HEICO Corp.	2,634	401
*	Core & Main Inc. Class A	15,485	365
*	TopBuild Corp.	1,960	360
	Allison Transmission Holdings Inc.	9,069	329
	Eagle Materials Inc.	2,711	324
*	Hayward Holdings Inc.	29,926	315

37

Russell 1000 Value Index Fund
		Shares	Market Value• ($000)
	Ardagh Metal Packaging SA	48,034	295
	Landstar System Inc.	1,581	232
	Cognex Corp.	4,688	197
*	Ardagh Group SA	8,833	122
	Spirit AeroSystems Holdings Inc. Class A	1,520	46
	HEICO Corp. Class A	65	8
			953,357
Real Estate (5.1%)
	Prologis Inc.	307,806	38,325
	Realty Income Corp.	251,135	17,147
	Digital Realty Trust Inc.	118,380	14,635
	Welltower Inc.	189,310	14,511
	VICI Properties Inc.	399,633	13,184
	AvalonBay Communities Inc.	58,103	11,673
	American Tower Corp.	44,936	11,416
	Equity Residential	154,825	11,330
	SBA Communications Corp. Class A	34,287	11,152
	Weyerhaeuser Co.	309,387	10,569
	Alexandria Real Estate Equities Inc.	67,372	10,335
*	CoStar Group Inc.	140,567	9,789
	Extra Space Storage Inc.	48,330	9,605
	Duke Realty Corp.	159,063	9,361
	Invitation Homes Inc.	253,969	9,214
	Mid-America Apartment Communities Inc.	47,790	7,917
	Ventas Inc.	165,212	7,907
	Sun Communities Inc.	49,498	7,608
	Essex Property Trust Inc.	26,951	7,144
	Simon Property Group Inc.	70,018	7,140
	WP Carey Inc.	77,990	6,554
	Equinix Inc.	9,250	6,081
	UDR Inc.	132,275	5,935
	Healthpeak Properties Inc.	225,011	5,907
*	CBRE Group Inc. Class A	70,118	5,537
	Kimco Realty Corp.	252,616	5,325
	Host Hotels & Resorts Inc.	296,355	5,266
	Boston Properties Inc.	65,191	5,178
	Camden Property Trust	39,623	5,092
	Gaming and Leisure Properties Inc.	98,233	4,742
	American Homes 4 Rent Class A	126,936	4,514
	Life Storage Inc.	35,178	4,476
	Public Storage	13,268	4,389
	Regency Centers Corp.	71,042	4,322
	Rexford Industrial Realty Inc.	68,982	4,291
	CubeSmart	93,009	4,283
	Healthcare Realty Trust Inc. Class A Blank	157,648	3,834
	Medical Properties Trust Inc.	246,886	3,607
*	Jones Lang LaSalle Inc.	20,673	3,576
	Federal Realty Investment Trust	33,171	3,359
	Americold Realty Trust Inc.	111,729	3,287
	National Retail Properties Inc.	73,014	3,278
	Omega Healthcare Investors Inc.	97,581	3,187
	STORE Capital Corp.	106,400	2,871
		Shares	Market Value• ($000)
	First Industrial Realty Trust Inc.	55,491	2,812
	EastGroup Properties Inc.	16,954	2,798
	Brixmor Property Group Inc.	125,992	2,706
	Apartment Income REIT Corp.	59,244	2,420
	Kilroy Realty Corp.	47,869	2,335
	Spirit Realty Capital Inc.	55,132	2,252
*	Zillow Group Inc. Class A	65,231	2,179
	Rayonier Inc.	59,341	2,108
	Equity LifeStyle Properties Inc.	28,335	1,986
	Vornado Realty Trust	74,030	1,941
	National Storage Affiliates Trust	34,828	1,760
	Cousins Properties Inc.	60,973	1,637
	Iron Mountain Inc.	30,046	1,581
	Douglas Emmett Inc.	71,649	1,399
	EPR Properties	31,222	1,358
	Park Hotels & Resorts Inc.	94,692	1,326
	Highwoods Properties Inc.	42,329	1,287
	SL Green Realty Corp.	26,843	1,186
*	Howard Hughes Corp.	16,690	1,062
	JBG SMITH Properties	47,838	1,051
	Hudson Pacific Properties Inc.	60,280	796
*	Zillow Group Inc. Class C	23,391	783
*	Opendoor Technologies Inc.	137,667	596
	Lamar Advertising Co. Class A	4,609	433
*,1	WeWork Inc. Class A	52,714	216
			388,861
Technology (8.5%)
*	Meta Platforms Inc. Class A	750,918	122,347
	Intel Corp.	1,702,587	54,347
*	Salesforce Inc.	315,200	49,209
*	Alphabet Inc. Class C	310,036	33,840
*	Alphabet Inc. Class A	312,644	33,834
	Analog Devices Inc.	173,658	26,314
	Micron Technology Inc.	376,760	21,298
	Texas Instruments Inc.	120,929	19,979
	Roper Technologies Inc.	43,933	17,687
	Marvell Technology Inc.	355,683	16,653
	International Business Machines Corp.	124,357	15,974
	Oracle Corp.	197,291	14,629
	Cognizant Technology Solutions Corp. Class A	216,357	13,667
*	Advanced Micro Devices Inc.	142,514	12,095
	Corning Inc.	294,783	10,117
	Hewlett Packard Enterprise Co.	541,950	7,370
	HP Inc.	237,019	6,805
	Skyworks Solutions Inc.	67,137	6,616
*	VeriSign Inc.	35,681	6,502
*	Akamai Technologies Inc.	66,230	5,979
*	Western Digital Corp.	129,577	5,476
*	Wolfspeed Inc.	48,158	5,464
	Leidos Holdings Inc.	56,266	5,348
	SS&C Technologies Holdings Inc.	93,036	5,188
	VMware Inc. Class A	44,201	5,129
*	ON Semiconductor Corp.	68,253	4,694
*	GoDaddy Inc. Class A	58,294	4,420

38

Russell 1000 Value Index Fund
		Shares	Market Value• ($000)
	Amphenol Corp. Class A	59,842	4,400
	Amdocs Ltd.	51,095	4,367
*	Pinterest Inc. Class A	188,315	4,339
*	ANSYS Inc.	17,006	4,223
*	Zoom Video Communications Inc. Class A	52,262	4,202
*	Okta Inc.	44,655	4,081
*	Qorvo Inc.	45,110	4,050
*	F5 Inc.	25,207	3,959
*	Black Knight Inc.	58,610	3,878
	Dell Technologies Inc. Class C	93,342	3,574
	NortonLifeLock Inc.	151,754	3,428
*	Twilio Inc. Class A	44,439	3,092
	Citrix Systems Inc.	27,978	2,875
*	Ceridian HCM Holding Inc.	45,728	2,727
*	Arrow Electronics Inc.	25,988	2,724
*	CACI International Inc. Class A	9,623	2,703
*	DXC Technology Co.	102,027	2,528
*	Guidewire Software Inc.	34,350	2,463
*	Change Healthcare Inc.	95,877	2,356
*	UiPath Inc. Class A	140,933	2,318
*	Clarivate plc	197,242	2,302
	Concentrix Corp.	17,696	2,226
*	Mandiant Inc.	95,758	2,189
	Microchip Technology Inc.	32,587	2,126
*	II-VI Inc.	44,611	2,107
	Science Applications International Corp.	23,011	2,096
*	IAC Inc.	32,282	2,075
	Dolby Laboratories Inc. Class A	26,584	1,947
	National Instruments Corp.	46,803	1,861
*	Cirrus Logic Inc.	23,255	1,783
	Avnet Inc.	39,707	1,743
	TD SYNNEX Corp.	17,974	1,731
	Azenta Inc.	30,625	1,614
*	NCR Corp.	50,133	1,557
	Dun & Bradstreet Holdings Inc.	103,449	1,474
*	Manhattan Associates Inc.	9,792	1,383
*	IPG Photonics Corp.	14,530	1,316
	Vertiv Holdings Co. Class A	105,136	1,212
*	Unity Software Inc.	28,161	1,203
*,1	GLOBALFOUNDRIES Inc.	19,624	1,174
	KBR Inc.	20,145	973
*	Snowflake Inc. Class A	5,199	941
*	Twitter Inc.	23,635	916
	Switch Inc. Class A	24,651	837
*	Tyler Technologies Inc.	2,220	825
*	Coupa Software Inc.	13,668	798
*	Kyndryl Holdings Inc.	74,307	774
*	DoorDash Inc. Class A	11,864	711
*	Nutanix Inc. Class A	40,282	697
*	Teradata Corp.	19,412	639
	Jabil Inc.	10,274	619
*	nCino Inc.	18,171	573
*	SentinelOne Inc. Class A	20,692	565
*	Paycor HCM Inc.	18,763	556
	Teradyne Inc.	6,096	516
*	Procore Technologies Inc.	8,837	482
*	Match Group Inc.	7,050	399
*	CCC Intelligent Solutions Holdings Inc.	40,822	390
*	Wix.com Ltd.	4,689	297
		Shares	Market Value• ($000)
*	Informatica Inc. Class A	11,660	257
*	Dropbox Inc. Class A	7,302	156
*	Definitive Healthcare Corp. Class A	5,467	110
*	Jamf Holding Corp.	4,165	100
*	DoubleVerify Holdings Inc.	3,282	85
			647,603
Telecommunications (4.6%)
	Cisco Systems Inc.	1,731,426	77,429
	Verizon Communications Inc.	1,748,752	73,115
	Comcast Corp. Class A	1,850,281	66,962
	AT&T Inc.	2,979,257	52,256
*	T-Mobile US Inc.	248,122	35,720
	Motorola Solutions Inc.	68,496	16,673
	Lumen Technologies Inc.	428,725	4,270
	Juniper Networks Inc.	133,290	3,788
*	Liberty Broadband Corp. Class C	32,991	3,355
*	Ciena Corp.	62,789	3,186
*	Frontier Communications Parent Inc.	101,487	2,614
*	Roku Inc.	35,711	2,428
*	Lumentum Holdings Inc.	28,659	2,394
*	DISH Network Corp. Class A	103,716	1,799
*	ViaSat Inc.	30,223	1,148
	Cable One Inc.	938	1,065
*	Altice USA Inc. Class A	85,251	853
	Ubiquiti Inc.	1,719	534
*	Liberty Broadband Corp. Class A	138	14
			349,603
Utilities (6.4%)
	NextEra Energy Inc.	817,076	69,501
	Duke Energy Corp.	320,536	34,269
	Southern Co.	441,984	34,064
	Dominion Energy Inc.	337,836	27,635
	Sempra Energy (XNYS)	131,138	21,634
	American Electric Power Co. Inc.	213,720	21,415
	Exelon Corp.	407,433	17,890
	Xcel Energy Inc.	226,564	16,822
	Consolidated Edison Inc.	147,725	14,439
	WEC Energy Group Inc.	131,149	13,527
	Public Service Enterprise Group Inc.	207,088	13,328
	Eversource Energy	143,117	12,836
	Republic Services Inc. Class A	80,523	11,492
	American Water Works Co. Inc.	75,665	11,233
	Constellation Energy Corp.	135,449	11,051
	Edison International	156,281	10,591
	DTE Energy Co.	79,939	10,419
	Ameren Corp.	107,211	9,930
	Entergy Corp.	84,164	9,704
	FirstEnergy Corp.	225,360	8,913
	PPL Corp.	305,377	8,880
	CenterPoint Energy Inc.	261,709	8,252
	CMS Energy Corp.	120,700	8,152
*	PG&E Corp.	642,137	7,918
	Atmos Energy Corp.	56,979	6,460
	Alliant Energy Corp.	103,720	6,331
	Evergy Inc.	91,780	6,290
	AES Corp.	228,783	5,823
	NiSource Inc.	169,481	5,001

39

Russell 1000 Value Index Fund
		Shares	Market Value• ($000)
	Essential Utilities Inc.	96,790	4,757
	NRG Energy Inc.	98,897	4,082
	Pinnacle West Capital Corp.	46,871	3,532
	UGI Corp.	87,106	3,441
	OGE Energy Corp.	82,837	3,358
*	Sunrun Inc.	86,042	2,842
*	Clean Harbors Inc.	21,209	2,490
	National Fuel Gas Co.	33,510	2,388
	IDACORP Inc.	21,216	2,318
	Brookfield Renewable Corp. Class A	52,543	2,017
	Vistra Corp.	75,802	1,876
*	Stericycle Inc.	37,372	1,872
	Waste Management Inc.	10,699	1,808
	Hawaiian Electric Industries Inc.	45,811	1,792
	Avangrid Inc.	30,294	1,497
			483,870
Total Common Stocks (Cost $7,458,665)			7,576,480
Temporary Cash Investments (0.6%)
Money Market Fund (0.6%)
[2,3]	Vanguard Market Liquidity Fund, 2.284% (Cost $43,058)	430,721	43,059
Total Investments (100.4%) (Cost $7,501,723)			7,619,539
Other Assets and Liabilities—Net (-0.4%)			(31,143)
Net Assets (100%)			7,588,396
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $41,281,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $43,051,000 was received for securities on loan, of which $43,050,000 is held in Vanguard Market Liquidity Fund and $1,000 is held in cash.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2022	23	4,550	(116)

40

Russell 1000 Value Index Fund
Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
L3Harris Technologies Inc.	8/31/23	BANA	7,302	(0.023)	—	—
1	Based on 1M USD Overnight Bank Funding Rate as of the most recent payment date. Floating interest payment received/paid monthly.
1M—1-month.
BANA—Bank of America, N.A.

See accompanying Notes, which are an integral part of the Financial Statements.
41

Russell 1000 Value Index Fund
Statement of Assets and Liabilities
As of August 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $7,458,665)	7,576,480
Affiliated Issuers (Cost $43,058)	43,059
Total Investments in Securities	7,619,539
Investment in Vanguard	280
Cash	25,642
Cash Collateral Pledged—Futures Contracts	70
Cash Collateral Pledged—Over-the-Counter Swap Contracts	70
Receivables for Accrued Income	16,806
Receivables for Capital Shares Issued	407
Total Assets	7,662,814
Liabilities
Payables for Investment Securities Purchased	30,788
Collateral for Securities on Loan	43,051
Payables for Capital Shares Redeemed	298
Payables to Vanguard	270
Variation Margin Payable—Futures Contracts	11
Unrealized Depreciation—Over-the-Counter Swap Contracts	—
Total Liabilities	74,418
Net Assets	7,588,396
1 Includes $41,281 of securities on loan.
At August 31, 2022, net assets consisted of:

Paid-in Capital	8,040,657
Total Distributable Earnings (Loss)	(452,261)
Net Assets	7,588,396

ETF Shares—Net Assets
Applicable to 91,027,615 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,980,450
Net Asset Value Per Share—ETF Shares	$65.70

Institutional Shares—Net Assets
Applicable to 6,266,108 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,607,946
Net Asset Value Per Share—Institutional Shares	$256.61

See accompanying Notes, which are an integral part of the Financial Statements.
42

Russell 1000 Value Index Fund
Statement of Operations

Year Ended August 31, 2022
($000)
Investment Income
Income
Dividends[1]	178,204
Interest[2]	47
Securities Lending—Net	269
Total Income	178,520
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,051
Management and Administrative—ETF Shares	3,781
Management and Administrative—Institutional Shares	842
Marketing and Distribution—ETF Shares	363
Marketing and Distribution—Institutional Shares	72
Custodian Fees	377
Auditing Fees	27
Shareholders’ Reports—ETF Shares	106
Shareholders’ Reports—Institutional Shares	3
Trustees’ Fees and Expenses	3
Other Expenses	14
Total Expenses	6,639
Net Investment Income	171,881
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	542,652
Futures Contracts	(240)
Swap Contracts	76
Realized Net Gain (Loss)	542,488
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(1,251,560)
Futures Contracts	(465)
Swap Contracts	(25)
Change in Unrealized Appreciation (Depreciation)	(1,252,050)
Net Increase (Decrease) in Net Assets Resulting from Operations	(537,681)
1	Dividends are net of foreign withholding taxes of $58,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $45,000, $3,000, less than $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $737,861,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
43

Russell 1000 Value Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	171,881	113,681
Realized Net Gain (Loss)	542,488	347,876
Change in Unrealized Appreciation (Depreciation)	(1,252,050)	1,158,191
Net Increase (Decrease) in Net Assets Resulting from Operations	(537,681)	1,619,748
Distributions
ETF Shares	(132,812)	(75,646)
Institutional Shares	(34,153)	(27,447)
Total Distributions	(166,965)	(103,093)
Capital Share Transactions
ETF Shares	(28,099)	2,819,628
Institutional Shares	(20,655)	152,685
Net Increase (Decrease) from Capital Share Transactions	(48,754)	2,972,313
Total Increase (Decrease)	(753,400)	4,488,968
Net Assets
Beginning of Period	8,341,796	3,852,828
End of Period	7,588,396	8,341,796

See accompanying Notes, which are an integral part of the Financial Statements.
44

Russell 1000 Value Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021[1]	2020[1]	2019[1]	2018[1]
Net Asset Value, Beginning of Period	$71.54	$53.52	$54.61	$55.60	$50.66
Investment Operations
Net Investment Income[2]	1.415	1.282	1.408	1.357	1.261
Net Realized and Unrealized Gain (Loss) on Investments	(5.875)	17.932	(1.056)	(1.054)	4.918
Total from Investment Operations	(4.460)	19.214	.352	.303	6.179
Distributions
Dividends from Net Investment Income	(1.380)	(1.194)	(1.442)	(1.293)	(1.239)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.380)	(1.194)	(1.442)	(1.293)	(1.239)
Net Asset Value, End of Period	$65.70	$71.54	$53.52	$54.61	$55.60
Total Return	-6.32%	36.32%	0.75%	0.60%	12.36%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,980	$6,569	$2,646	$1,914	$1,487
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.12%
Ratio of Net Investment Income to Average Net Assets	2.02%	1.99%	2.65%	2.51%	2.35%
Portfolio Turnover Rate[3]	14%	19%	24%	17%	16%
1	Adjusted to reflect a 2-for-1 share split effective at the beginning of trading on April 20, 2021.
2	Calculated based on average shares outstanding.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
45

Russell 1000 Value Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$279.40	$209.00	$213.25	$217.14	$197.85
Investment Operations
Net Investment Income[1]	5.555	5.002	5.594	5.294	4.978
Net Realized and Unrealized Gain (Loss) on Investments	(22.930)	70.071	(4.226)	(4.087)	19.227
Total from Investment Operations	(17.375)	75.073	1.368	1.207	24.205
Distributions
Dividends from Net Investment Income	(5.415)	(4.673)	(5.618)	(5.097)	(4.915)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(5.415)	(4.673)	(5.618)	(5.097)	(4.915)
Net Asset Value, End of Period	$256.61	$279.40	$209.00	$213.25	$217.14
Total Return	-6.30%	36.35%	0.81%	0.61%	12.39%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,608	$1,773	$1,207	$1,889	$1,603
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.08%
Ratio of Net Investment Income to Average Net Assets	2.03%	2.01%	2.64%	2.52%	2.39%
Portfolio Turnover Rate[2]	14%	19%	24%	17%	16%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
46

Russell 1000 Value Index Fund
Notes to Financial Statements
Vanguard Russell 1000 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
47

Russell 1000 Value Index Fund
During the year ended August 31, 2022, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2022, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations,
48

Russell 1000 Value Index Fund
which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread.  However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and
49

Russell 1000 Value Index Fund
borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2022, the fund had contributed to Vanguard capital in the amount of $280,000, representing less than 0.01% of the fund’s net assets and 0.11% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
50

Russell 1000 Value Index Fund
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	7,576,358	122	—	7,576,480
Temporary Cash Investments	43,059	—	—	43,059
Total	7,619,417	122	—	7,619,539
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	116	—	—	116
Swap Contracts	—	—	—	—
Total	116	—	—	116
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions, passive foreign investment companies, and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	737,790
Total Distributable Earnings (Loss)	(737,790)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of unrealized gains from passive foreign investment companies; and the classification of securities for tax purposes. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	34,908
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(588,895)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	101,726
51

Russell 1000 Value Index Fund
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	166,965	103,093
Long-Term Capital Gains	—	—
Total	166,965	103,093
*	Includes short-term capital gains, if any.
As of August 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	7,517,813
Gross Unrealized Appreciation	797,528
Gross Unrealized Depreciation	(695,802)
Net Unrealized Appreciation (Depreciation)	101,726
E.	During the year ended August 31, 2022, the fund purchased $3,616,082,000 of investment securities and sold $3,637,903,000 of investment securities, other than temporary cash investments. Purchases and sales include $2,280,175,000 and $2,476,280,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2022, such purchases were $650,641,000 and sales were $445,316,000, resulting in net realized loss of $91,390,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	During the year ended August 31, 2021, the fund’s ETF Shares underwent a 2-for-1 share split. Each shareholder of record as of the close of business on April 19, 2021, received 2 shares for every 1 ETF Share held on that date. The split had no effect on net assets or total return. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares[1]
Issued	2,456,832	35,376	3,870,717	58,327
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(2,484,931)	(36,175)	(1,051,089)	(15,950)
Net Increase (Decrease)—ETF Shares	(28,099)	(799)	2,819,628	42,377
52

Russell 1000 Value Index Fund
	Year Ended August 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Institutional Shares
Issued	344,309	1,268	565,635	2,234
Issued in Lieu of Cash Distributions	29,650	110	24,296	102
Redeemed	(394,614)	(1,457)	(437,246)	(1,764)
Net Increase (Decrease)—Institutional Shares	(20,655)	(79)	152,685	572
1	Shares adjusted to reflect a 2-for-1 share split effective at the beginning of trading on April 20, 2021.
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2022, that would require recognition or disclosure in these financial statements.
53

Russell 1000 Growth Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2012, Through August 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Russell 1000 Growth Index Fund ETF Shares Net Asset Value	-19.11%	14.68%	14.97%	$40,355
Russell 1000 Growth Index Fund ETF Shares Market Price	-19.13	14.68	15.03	40,562
Russell 1000 Growth Index	-19.06	14.78	15.09	40,783
Dow Jones U.S. Total Stock Market Float Adjusted Index	-13.73	11.16	12.66	32,942

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Russell 1000 Growth Index Fund Institutional Shares	-19.09%	14.70%	15.01%	$20,250,280
Russell 1000 Growth Index	-19.06	14.78	15.09	20,391,545
Dow Jones U.S. Total Stock Market Float Adjusted Index	-13.73	11.16	12.66	16,470,991
See Financial Highlights for dividend and capital gains information.
54

Russell 1000 Growth Index Fund
Cumulative Returns of ETF Shares: August 31, 2012, Through August 31, 2022
	One Year	Five Years	Ten Years
Russell 1000 Growth Index Fund ETF Shares Market Price	-19.13%	98.32%	305.62%
Russell 1000 Growth Index Fund ETF Shares Net Asset Value	-19.11	98.33	303.55
Russell 1000 Growth Index	-19.06	99.21	307.83
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
55

Russell 1000 Growth Index Fund
Fund Allocation
As of August 31, 2022
Basic Materials	0.9%
Consumer Discretionary	19.7
Consumer Staples	4.2
Energy	1.8
Financials	3.0
Health Care	10.9
Industrials	12.7
Real Estate	1.7
Technology	44.2
Telecommunications	0.5
Utilities	0.4
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
56

Russell 1000 Growth Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (100.0%)
Basic Materials (0.9%)
	Ecolab Inc.	117,371	19,229
	Linde plc	56,602	16,010
	Fastenal Co.	308,085	15,506
	CF Industries Holdings Inc.	111,840	11,571
	Albemarle Corp.	32,085	8,597
	Avery Dennison Corp.	26,642	4,892
	Valvoline Inc.	95,077	2,764
	FMC Corp.	22,783	2,462
*	MP Materials Corp.	48,117	1,684
	Chemours Co.	49,907	1,683
	Southern Copper Corp.	29,724	1,399
	Mosaic Co.	23,789	1,282
	Scotts Miracle-Gro Co.	7,317	490
	Royal Gold Inc.	2,160	199
			87,768
Consumer Discretionary (19.7%)
*	Amazon.com Inc.	4,755,681	602,878
*	Tesla Inc.	1,361,133	375,142
	Costco Wholesale Corp.	236,857	123,663
	Home Depot Inc.	320,855	92,541
	NIKE Inc. Class B	655,292	69,756
	Lowe's Cos. Inc.	305,320	59,275
*	Booking Holdings Inc.	21,689	40,684
	TJX Cos. Inc.	629,142	39,227
	Estee Lauder Cos. Inc. Class A	122,700	31,212
	Dollar General Corp.	122,502	29,084
*	Uber Technologies Inc.	876,413	25,206
	McDonald's Corp.	96,276	24,288
*	Chipotle Mexican Grill Inc. Class A	14,882	23,764
*	Netflix Inc.	105,436	23,571
*	Airbnb Inc. Class A	200,469	22,677
	Marriott International Inc. Class A	146,903	22,585
	Target Corp.	136,399	21,870
*	AutoZone Inc.	9,601	20,347
	Starbucks Corp.	220,521	18,539
*	Lululemon Athletica Inc.	59,791	17,935
*	Trade Desk Inc. Class A	235,599	14,772
*	Copart Inc.	113,586	13,591
	Hilton Worldwide Holdings Inc.	105,559	13,444
*	Warner Bros Discovery Inc.	928,516	12,294
*	Ulta Beauty Inc.	27,589	11,584
		Shares	Market Value• ($000)
	Tractor Supply Co.	60,049	11,118
*	Delta Air Lines Inc.	340,479	10,579
*	O'Reilly Automotive Inc.	14,307	9,974
*	Roblox Corp. Class A	236,458	9,248
*	Take-Two Interactive Software Inc.	70,284	8,614
*	Expedia Group Inc.	80,424	8,256
*	Spotify Technology SA	74,211	8,026
*	Walt Disney Co.	65,983	7,395
*	Etsy Inc.	67,242	7,101
	Pool Corp.	20,715	7,026
	Ross Stores Inc.	78,185	6,745
	DR Horton Inc.	91,625	6,519
	Darden Restaurants Inc.	48,648	6,018
	Domino's Pizza Inc.	14,015	5,212
*	NVR Inc.	1,148	4,753
*	Dollar Tree Inc.	34,951	4,742
*	Burlington Stores Inc.	32,849	4,605
	Vail Resorts Inc.	20,218	4,543
*	Floor & Decor Holdings Inc. Class A	54,848	4,462
	Williams-Sonoma Inc.	29,151	4,336
*	Deckers Outdoor Corp.	12,712	4,088
*,1	Lucid Group Inc.	265,153	4,067
	Rollins Inc.	114,016	3,849
	Churchill Downs Inc.	19,317	3,807
*	Five Below Inc.	28,936	3,700
*	Live Nation Entertainment Inc.	40,889	3,695
*	Aptiv plc	35,934	3,357
*	BJ's Wholesale Club Holdings Inc.	45,001	3,352
	H&R Block Inc.	74,111	3,335
*	DraftKings Inc. Class A	201,455	3,235
*	Caesars Entertainment Inc.	74,765	3,224
	Polaris Inc.	22,347	2,531
*	Las Vegas Sands Corp.	65,849	2,478
	Best Buy Co. Inc.	33,454	2,365
	Wyndham Hotels & Resorts Inc.	35,193	2,300
*	Planet Fitness Inc. Class A	32,769	2,220
*	IAA Inc.	59,043	2,200
	Choice Hotels International Inc.	17,988	2,063
*	Mattel Inc.	90,386	1,999
	PulteGroup Inc.	49,036	1,994
	Yum! Brands Inc.	17,617	1,960
*	Lyft Inc. Class A	130,648	1,924
57

Russell 1000 Growth Index Fund
		Shares	Market Value• ($000)
*,1	Carvana Co. Class A	55,369	1,827
*	SiteOne Landscape Supply Inc.	14,341	1,795
	Wendy's Co.	91,791	1,761
	eBay Inc.	39,272	1,733
*	YETI Holdings Inc.	46,325	1,709
	World Wrestling Entertainment Inc. Class A	22,488	1,529
*	Wayfair Inc. Class A	26,336	1,388
	Travel + Leisure Co.	32,318	1,370
	Toll Brothers Inc.	30,424	1,332
*	Liberty Media Corp.- Liberty SiriusXM Class C	30,252	1,251
	Electronic Arts Inc.	9,112	1,156
*	Victoria's Secret & Co.	31,548	1,055
*	Leslie's Inc.	73,598	1,044
	Nordstrom Inc.	53,453	915
	Genuine Parts Co.	5,704	890
*	Madison Square Garden Sports Corp.	5,469	877
*	CarMax Inc.	9,749	862
*	RH	3,300	844
*	Liberty Media Corp.-Liberty Formula One Class C	13,051	831
	Tapestry Inc.	18,990	660
*	Bright Horizons Family Solutions Inc.	8,762	598
*	Playtika Holding Corp.	50,402	531
*	Six Flags Entertainment Corp.	20,696	458
*	Wynn Resorts Ltd.	7,170	434
*	Skechers USA Inc. Class A	10,926	413
	Advance Auto Parts Inc.	2,444	412
	Nexstar Media Group Inc. Class A	1,885	361
*	Mister Car Wash Inc.	34,242	339
*	Norwegian Cruise Line Holdings Ltd.	16,282	213
*	Liberty Media Corp.- Liberty SiriusXM Class A	3,771	157
*	Driven Brands Holdings Inc.	3,239	102
*	TripAdvisor Inc.	4,199	100
*	Ollie's Bargain Outlet Holdings Inc.	1,638	91
			1,981,982
Consumer Staples (4.2%)
	PepsiCo Inc.	625,064	107,680
	Coca-Cola Co.	1,568,292	96,779
	Procter & Gamble Co.	544,477	75,105
	Sysco Corp.	271,637	22,334
	Colgate-Palmolive Co.	272,276	21,295
*	Monster Beverage Corp.	184,578	16,396
	Hershey Co.	67,709	15,212
	Kimberly-Clark Corp.	106,874	13,629
	AmerisourceBergen Corp. Class A	79,915	11,712
	Clorox Co.	54,951	7,932
	Lamb Weston Holdings Inc.	76,734	6,103
	McKesson Corp.	15,062	5,528
	Kellogg Co.	73,470	5,344
		Shares	Market Value• ($000)
	Church & Dwight Co. Inc.	58,506	4,897
	Brown-Forman Corp. Class B	58,275	4,237
*	Boston Beer Co. Inc. Class A	4,804	1,619
*	Performance Food Group Co.	25,042	1,252
	Brown-Forman Corp. Class A	13,377	944
*	Olaplex Holdings Inc.	66,023	879
*	Freshpet Inc.	13,512	588
*	Darling Ingredients Inc.	5,574	424
*	Pilgrim's Pride Corp.	14,147	403
*	Grocery Outlet Holding Corp.	3,303	132
			420,424
Energy (1.8%)
	EOG Resources Inc.	228,828	27,757
	Occidental Petroleum Corp.	360,978	25,629
*	Enphase Energy Inc.	69,983	20,046
	Pioneer Natural Resources Co.	71,069	17,996
	Hess Corp.	118,198	14,276
	Cheniere Energy Inc.	77,708	12,447
	Devon Energy Corp.	172,709	12,197
	Targa Resources Corp.	121,598	8,297
	Diamondback Energy Inc.	53,769	7,166
	Halliburton Co.	220,219	6,635
	Texas Pacific Land Corp.	3,027	5,571
	Ovintiv Inc. (XNYS)	97,823	5,198
*	Antero Resources Corp.	101,588	4,072
*	Plug Power Inc.	137,731	3,862
	Range Resources Corp.	92,243	3,031
	Coterra Energy Inc.	68,884	2,129
	PDC Energy Inc.	26,925	1,828
*,1	ChargePoint Holdings Inc.	105,527	1,717
	ONEOK Inc.	26,584	1,628
	New Fortress Energy Inc. Class A	25,658	1,472
	Enviva Inc.	16,108	1,120
	Continental Resources Inc.	14,358	1,003
*	Southwestern Energy Co.	41,941	314
			185,391
Financials (3.0%)
	Marsh & McLennan Cos. Inc.	239,536	38,654
	Blackstone Inc.	373,728	35,108
	Progressive Corp.	271,482	33,297
	Charles Schwab Corp.	450,950	31,995
	Aon plc Class A (XNYS)	105,958	29,590
	Moody's Corp.	80,578	22,926
	MSCI Inc. Class A	31,701	14,241
	Apollo Global Management Inc.	186,097	10,343
	Ameriprise Financial Inc.	37,792	10,129
	Broadridge Financial Solutions Inc.	56,900	9,740
	LPL Financial Holdings Inc.	42,254	9,352
	FactSet Research Systems Inc.	20,188	8,748

58

Russell 1000 Growth Index Fund
		Shares	Market Value• ($000)
*	SVB Financial Group	20,137	8,186
	Ares Management Corp. Class A	80,623	5,977
	MarketAxess Holdings Inc.	19,771	4,915
*	Arch Capital Group Ltd.	62,170	2,843
	Morningstar Inc.	12,357	2,817
	Western Alliance Bancorp	34,293	2,631
	Tradeweb Markets Inc. Class A	35,996	2,505
	Blue Owl Capital Inc. Class A	213,962	2,375
	Arthur J Gallagher & Co.	12,608	2,289
	Erie Indemnity Co. Class A	9,851	2,117
*	Markel Corp.	1,647	1,967
*	Ryan Specialty Holdings Inc.	43,816	1,856
	Everest Re Group Ltd.	6,464	1,739
	RenaissanceRe Holdings Ltd.	12,692	1,717
	First Citizens BancShares Inc. Class A	1,645	1,336
*	Alleghany Corp.	1,115	938
	Lincoln National Corp.	18,822	867
	Raymond James Financial Inc.	8,212	857
	Brown & Brown Inc.	9,512	600
	Signature Bank	1,584	276
[1]	Rocket Cos. Inc. Class A	34,711	274
	Assurant Inc.	1,661	263
[1]	UWM Holdings Corp.	57,449	208
*,1	Upstart Holdings Inc.	7,450	193
*	Credit Acceptance Corp.	334	178
			304,047
Health Care (10.9%)
	UnitedHealth Group Inc.	455,532	236,571
	AbbVie Inc.	945,193	127,091
	Eli Lilly & Co.	366,839	110,503
	Amgen Inc.	239,911	57,651
	Merck & Co. Inc.	566,782	48,381
	Zoetis Inc.	251,773	39,410
*	Vertex Pharmaceuticals Inc.	128,906	36,321
*	Intuitive Surgical Inc.	176,186	36,248
*	Edwards Lifesciences Corp.	330,038	29,736
	Humana Inc.	47,676	22,969
*	IQVIA Holdings Inc.	100,539	21,381
	Stryker Corp.	100,540	20,631
	Elevance Health Inc.	39,222	19,027
	Agilent Technologies Inc.	144,420	18,522
*	DexCom Inc.	208,612	17,150
	ResMed Inc.	77,480	17,039
*	IDEXX Laboratories Inc.	44,546	15,485
*	Veeva Systems Inc. Class A	74,074	14,764
	Thermo Fisher Scientific Inc.	25,484	13,897
*	Alnylam Pharmaceuticals Inc.	64,981	13,430
	Abbott Laboratories	121,174	12,438
	West Pharmaceutical Services Inc.	39,738	11,790
*	Seagen Inc.	72,902	11,248
*	Insulet Corp.	36,801	9,402
		Shares	Market Value• ($000)
*	Molina Healthcare Inc.	23,992	8,094
*	Align Technology Inc.	31,438	7,661
	Cigna Corp.	26,770	7,588
*	Avantor Inc.	301,454	7,509
	Bio-Techne Corp.	20,660	6,855
*	Horizon Therapeutics plc	112,205	6,644
	Danaher Corp.	23,606	6,371
*	ABIOMED Inc.	23,923	6,203
*	Incyte Corp.	84,167	5,928
*	Neurocrine Biosciences Inc.	50,589	5,293
*	Charles River Laboratories International Inc.	25,113	5,154
*	Sarepta Therapeutics Inc.	44,881	4,909
*	Regeneron Pharmaceuticals Inc.	7,983	4,639
*	Repligen Corp.	20,915	4,588
*	Novocure Ltd.	54,897	4,509
	Bruker Corp.	58,293	3,264
*	Penumbra Inc.	19,032	3,124
*	Masimo Corp.	20,563	3,020
*	Ionis Pharmaceuticals Inc.	68,968	2,933
*	DaVita Inc.	31,166	2,658
*	Guardant Health Inc.	52,409	2,624
*	Exelixis Inc.	145,711	2,585
*	Catalent Inc.	28,847	2,539
	Baxter International Inc.	41,695	2,396
*	Natera Inc.	43,113	2,124
*	agilon health Inc.	93,345	1,940
*	Moderna Inc.	11,384	1,506
*	Tandem Diabetes Care Inc.	32,853	1,503
	HCA Healthcare Inc.	7,497	1,483
*	10X Genomics Inc. Class A	43,505	1,435
*	Novavax Inc.	42,238	1,396
	Chemed Corp.	2,848	1,356
*	Ultragenyx Pharmaceutical Inc.	27,204	1,297
*	Maravai LifeSciences Holdings Inc. Class A	58,495	1,221
*	Sotera Health Co.	55,806	944
*	Doximity Inc. Class A	23,873	792
*	Certara Inc.	39,890	625
*	Exact Sciences Corp.	17,121	609
*	Syneos Health Inc.	9,407	565
*	ICU Medical Inc.	1,910	304
*	Teladoc Health Inc.	8,099	252
*	Ginkgo Bioworks Holdings Inc.	87,920	236
*	Globus Medical Inc. Class A	3,908	231
			1,097,992
Industrials (12.7%)
	Visa Inc. Class A	880,912	175,046
	Mastercard Inc. Class A	460,644	149,419
	Accenture plc Class A	339,186	97,842
	Union Pacific Corp.	335,839	75,399
	United Parcel Service Inc. Class B	351,227	68,317
	Deere & Co.	150,057	54,808
	Lockheed Martin Corp.	126,922	53,321
	Automatic Data Processing Inc.	205,001	50,104
	Caterpillar Inc.	248,476	45,896

59

Russell 1000 Growth Index Fund
		Shares	Market Value• ($000)
	Sherwin-Williams Co.	127,806	29,664
	Illinois Tool Works Inc.	149,002	29,030
	Paychex Inc.	172,495	21,276
	Honeywell International Inc.	107,098	20,279
	Cintas Corp.	43,855	17,842
*	PayPal Holdings Inc.	190,833	17,831
	Verisk Analytics Inc. Class A	82,984	15,531
	Old Dominion Freight Line Inc.	54,546	14,804
*	Keysight Technologies Inc.	89,496	14,667
*	Boeing Co.	91,473	14,659
*	Mettler-Toledo International Inc.	11,984	14,530
	WW Grainger Inc.	24,564	13,632
	Trane Technologies plc	72,421	11,158
	Rockwell Automation Inc.	42,141	9,985
*	Waters Corp.	31,956	9,542
	CSX Corp.	294,285	9,314
*	FleetCor Technologies Inc.	40,427	8,592
	PPG Industries Inc.	66,809	8,483
	Emerson Electric Co.	101,277	8,278
	Jack Henry & Associates Inc.	38,654	7,429
*	Generac Holdings Inc.	33,152	7,307
	JB Hunt Transport Services Inc.	39,566	6,885
	Carlisle Cos. Inc.	23,258	6,876
	Booz Allen Hamilton Holding Corp. Class A	69,947	6,694
	TransDigm Group Inc.	10,929	6,562
	Equifax Inc.	32,355	6,107
*	Fair Isaac Corp.	13,409	6,026
	Quanta Services Inc.	42,031	5,939
	Vulcan Materials Co.	34,263	5,704
	TransUnion	75,464	5,575
*	United Rentals Inc.	17,571	5,131
	Crown Holdings Inc.	56,244	5,095
*	Paylocity Holding Corp.	21,061	5,076
	HEICO Corp. Class A	40,272	4,937
	Toro Co.	56,142	4,656
	Advanced Drainage Systems Inc.	32,672	4,434
	Northrop Grumman Corp.	9,226	4,410
	Sealed Air Corp.	77,630	4,177
	Lincoln Electric Holdings Inc.	30,401	4,156
	Parker-Hannifin Corp.	15,345	4,066
	Graco Inc.	62,730	4,005
	Robert Half International Inc.	50,622	3,896
	Ball Corp.	66,433	3,708
	Cognex Corp.	86,105	3,626
	Allegion plc	37,075	3,526
*	Zebra Technologies Corp. Class A	11,535	3,479
	HEICO Corp.	22,236	3,387
*	Axon Enterprise Inc.	27,757	3,239
	American Express Co.	20,501	3,116
*	Fiserv Inc.	28,734	2,908
*	Trex Co. Inc.	60,743	2,842
	Expeditors International of Washington Inc.	27,471	2,826
		Shares	Market Value• ($000)
	Graphic Packaging Holding Co.	125,502	2,795
*	WEX Inc.	17,434	2,689
*	TopBuild Corp.	14,619	2,686
	Landstar System Inc.	17,602	2,581
	Watsco Inc.	9,131	2,484
*	WillScot Mobile Mini Holdings Corp.	61,183	2,456
	General Electric Co.	32,651	2,398
	Genpact Ltd.	50,788	2,386
	Eagle Materials Inc.	17,412	2,083
	CH Robinson Worldwide Inc.	18,048	2,060
	Otis Worldwide Corp.	27,377	1,977
*	Berry Global Group Inc.	33,461	1,818
*	Euronet Worldwide Inc.	19,304	1,711
*	WESCO International Inc.	12,570	1,655
	Nordson Corp.	7,172	1,629
	Tetra Tech Inc.	11,697	1,589
	Spirit AeroSystems Holdings Inc. Class A	52,647	1,585
	Allison Transmission Holdings Inc.	40,995	1,486
	Fortune Brands Home & Security Inc.	24,077	1,479
	IDEX Corp.	7,156	1,440
*	Shift4 Payments Inc. Class A	28,104	1,273
	Xylem Inc.	13,414	1,222
	Armstrong World Industries Inc.	14,331	1,204
*	FTI Consulting Inc.	7,469	1,200
	Vontier Corp.	52,402	1,149
	Western Union Co.	68,578	1,016
	Huntington Ingalls Industries Inc.	4,371	1,006
	BWX Technologies Inc.	19,004	991
	Martin Marietta Materials Inc.	2,769	963
	A O Smith Corp.	16,250	917
	MSA Safety Inc.	7,482	889
*	Axalta Coating Systems Ltd.	28,497	734
	Howmet Aerospace Inc.	19,562	693
	Donaldson Co. Inc.	11,079	569
	Brunswick Corp.	7,000	523
	AGCO Corp.	4,146	451
	Valmont Industries Inc.	1,470	407
	Masco Corp.	6,207	316
	AECOM	4,082	299
	RPM International Inc.	3,145	293
	Louisiana-Pacific Corp.	5,346	290
*	Middleby Corp.	1,911	275
*	GXO Logistics Inc.	5,899	262
*	Core & Main Inc. Class A	11,086	261
*	XPO Logistics Inc.	3,999	210
	Ardagh Metal Packaging SA	25,684	158
			1,275,607
Real Estate (1.7%)
	American Tower Corp.	190,366	48,363
	Crown Castle Inc.	230,707	39,412
	Equinix Inc.	36,658	24,098
	Public Storage	66,391	21,964
	Simon Property Group Inc.	84,401	8,607

60

Russell 1000 Growth Index Fund
		Shares	Market Value• ($000)
*	CBRE Group Inc. Class A	86,746	6,849
	Iron Mountain Inc.	116,834	6,147
	SBA Communications Corp. Class A	12,961	4,216
	Equity LifeStyle Properties Inc.	58,020	4,067
	Lamar Advertising Co. Class A	40,445	3,797
*	CoStar Group Inc.	29,949	2,086
	Extra Space Storage Inc.	8,287	1,647
	Camden Property Trust	4,430	569
*	Opendoor Technologies Inc.	70,409	305
	Apartment Income REIT Corp.	6,670	272
*	Zillow Group Inc. Class A	6,713	224
			172,623
Technology (44.2%)
	Apple Inc.	8,181,584	1,286,309
	Microsoft Corp.	4,003,515	1,046,799
*	Alphabet Inc. Class A	2,805,242	303,583
*	Alphabet Inc. Class C	2,552,148	278,567
	NVIDIA Corp.	1,288,708	194,518
	Broadcom Inc.	213,613	106,616
*	Adobe Inc.	252,497	94,292
	QUALCOMM Inc.	599,295	79,269
	Intuit Inc.	147,435	63,659
*	Advanced Micro Devices Inc.	680,202	57,729
	Texas Instruments Inc.	338,454	55,916
*	ServiceNow Inc.	107,105	46,550
	Applied Materials Inc.	471,329	44,338
*	Meta Platforms Inc. Class A	261,422	42,593
	International Business Machines Corp.	321,438	41,289
	Oracle Corp.	555,324	41,177
	Lam Research Corp.	73,996	32,404
*	Palo Alto Networks Inc.	51,879	28,887
*	Synopsys Inc.	81,489	28,197
	KLA Corp.	79,865	27,484
*	Cadence Design Systems Inc.	146,029	25,375
*	Autodesk Inc.	116,337	23,470
*	Crowdstrike Holdings Inc. Class A	112,520	20,547
*	Atlassian Corp. plc Class A	73,173	18,122
*	Snowflake Inc. Class A	98,570	17,836
	Amphenol Corp. Class A	236,251	17,372
*	Workday Inc. Class A	104,555	17,206
*	Salesforce Inc.	110,181	17,201
*	Fortinet Inc.	350,559	17,069
	Microchip Technology Inc.	246,219	16,066
*	Datadog Inc. Class A	138,717	14,558
*	Twitter Inc.	369,360	14,313
*	EPAM Systems Inc.	29,384	12,532
	CDW Corp.	72,122	12,311
*	Gartner Inc.	41,904	11,956
	Monolithic Power Systems Inc.	24,221	10,976
*	MongoDB Inc. Class A	33,766	10,902
*	ON Semiconductor Corp.	144,177	9,915
*	Paycom Software Inc.	27,527	9,667
*	Cloudflare Inc. Class A	148,551	9,295
	NetApp Inc.	119,953	8,652
		Shares	Market Value• ($000)
	Analog Devices Inc.	56,501	8,562
*	HubSpot Inc.	24,641	8,305
*	Match Group Inc.	141,955	8,025
*	Splunk Inc.	86,672	7,803
	Entegris Inc.	79,443	7,538
*	Palantir Technologies Inc. Class A	972,382	7,507
	HP Inc.	260,106	7,468
*	Tyler Technologies Inc.	19,429	7,218
*	Zscaler Inc.	44,909	7,151
*	DoorDash Inc. Class A	119,050	7,131
*	ZoomInfo Technologies Inc. Class A	148,649	6,752
	Teradyne Inc.	78,385	6,634
*	PTC Inc.	55,912	6,424
	Micron Technology Inc.	112,255	6,346
	VMware Inc. Class A	54,085	6,275
*	DocuSign Inc. Class A	106,665	6,210
*	ANSYS Inc.	24,073	5,977
*	Zoom Video Communications Inc. Class A	67,753	5,447
*	Zendesk Inc.	64,770	4,972
*	Globant SA	21,576	4,548
*	Pure Storage Inc. Class A	149,841	4,341
*	Avalara Inc.	46,122	4,224
*	Dynatrace Inc.	106,049	4,049
*	Lattice Semiconductor Corp.	72,126	3,888
*	Five9 Inc.	36,904	3,621
	Jabil Inc.	59,896	3,612
*	Elastic NV	40,470	3,396
	Bentley Systems Inc. Class B	89,493	3,291
	Citrix Systems Inc.	31,592	3,247
*	Unity Software Inc.	74,531	3,184
*	Aspen Technology Inc.	14,781	3,113
*	Dropbox Inc. Class A	139,078	2,975
*	AppLovin Corp. Class A	119,485	2,943
*	Manhattan Associates Inc.	20,561	2,904
	Universal Display Corp.	22,953	2,565
	NortonLifeLock Inc.	107,444	2,427
*	Twilio Inc. Class A	34,421	2,395
	KBR Inc.	47,643	2,301
*	Toast Inc. Class A	120,044	2,272
*	Smartsheet Inc. Class A	68,155	2,267
*	Alteryx Inc. Class A	31,625	1,971
*	RingCentral Inc. Class A	44,874	1,931
*	Confluent Inc. Class A	65,981	1,805
*	SentinelOne Inc. Class A	64,122	1,751
*	New Relic Inc.	27,406	1,664
	Switch Inc. Class A	47,114	1,599
*	Pinterest Inc. Class A	64,948	1,496
*	Procore Technologies Inc.	26,729	1,459
*	Wix.com Ltd.	22,119	1,400
*	Coupa Software Inc.	22,167	1,295
*	Nutanix Inc. Class A	58,530	1,013
*	Teradata Corp.	30,247	995
*	VeriSign Inc.	5,189	946
*	GoDaddy Inc. Class A	11,962	907
	Dell Technologies Inc. Class C	21,771	834
	Corning Inc.	24,039	825
*	Ceridian HCM Holding Inc.	13,769	821
*	Okta Inc.	8,978	821

61

Russell 1000 Growth Index Fund
		Shares	Market Value• ($000)
	Pegasystems Inc.	21,320	780
*	DoubleVerify Holdings Inc.	29,139	753
*	Jamf Holding Corp.	29,583	708
*	Allegro MicroSystems Inc.	26,597	620
*	Thoughtworks Holding Inc.	45,272	596
*	II-VI Inc.	10,848	512
*	Black Knight Inc.	7,589	502
*,1	GLOBALFOUNDRIES Inc.	7,984	478
	National Instruments Corp.	8,913	354
*	CCC Intelligent Solutions Holdings Inc.	34,727	332
*	UiPath Inc. Class A	18,303	301
	Vertiv Holdings Co. Class A	25,823	298
*	Change Healthcare Inc.	10,770	265
*	nCino Inc.	5,661	179
*	Arrow Electronics Inc.	1,702	178
*	Definitive Healthcare Corp. Class A	8,711	175
*	NCR Corp.	3,387	105
*	Informatica Inc. Class A	3,153	70
			4,445,564
Telecommunications (0.5%)
*	Charter Communications Inc. Class A	61,908	25,545
*	Arista Networks Inc.	133,652	16,022
*	Liberty Broadband Corp. Class C	33,395	3,396
	Cable One Inc.	1,943	2,205
*	Roku Inc.	18,197	1,238
*	Liberty Broadband Corp. Class A	3,338	337
		Shares	Market Value• ($000)
	Ubiquiti Inc.	870	270
			49,013
Utilities (0.4%)
	Waste Management Inc.	207,991	35,157
	Vistra Corp.	130,792	3,237
	AES Corp.	63,860	1,625
	Republic Services Inc. Class A	6,942	991
	National Fuel Gas Co.	3,570	254
			41,264
Total Common Stocks (Cost $7,413,848)			10,061,675
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[2,3]	Vanguard Market Liquidity Fund, 2.284% (Cost $5,810)	58,129	5,811
Total Investments (100.0%) (Cost $7,419,658)			10,067,486
Other Assets and Liabilities—Net (0.0%)			(2,573)
Net Assets (100%)			10,064,913
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $5,620,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $5,796,000 was received for securities on loan.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2022	21	4,154	(193)

See accompanying Notes, which are an integral part of the Financial Statements.
62

Russell 1000 Growth Index Fund
Statement of Assets and Liabilities
As of August 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $7,413,848)	10,061,675
Affiliated Issuers (Cost $5,810)	5,811
Total Investments in Securities	10,067,486
Investment in Vanguard	368
Cash Collateral Pledged—Futures Contracts	120
Receivables for Investment Securities Sold	306
Receivables for Accrued Income	8,790
Receivables for Capital Shares Issued	232
Total Assets	10,077,302
Liabilities
Due to Custodian	5,118
Payables for Investment Securities Purchased	11
Collateral for Securities on Loan	5,796
Payables for Capital Shares Redeemed	1,085
Payables to Vanguard	361
Variation Margin Payable—Futures Contracts	18
Total Liabilities	12,389
Net Assets	10,064,913
1 Includes $5,620 of securities on loan.
At August 31, 2022, net assets consisted of:

Paid-in Capital	8,099,505
Total Distributable Earnings (Loss)	1,965,408
Net Assets	10,064,913

ETF Shares—Net Assets
Applicable to 121,731,844 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	7,310,574
Net Asset Value Per Share—ETF Shares	$60.05

Institutional Shares—Net Assets
Applicable to 5,962,648 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,754,339
Net Asset Value Per Share—Institutional Shares	$461.93

See accompanying Notes, which are an integral part of the Financial Statements.
63

Russell 1000 Growth Index Fund
Statement of Operations

Year Ended August 31, 2022
($000)
Investment Income
Income
Dividends[1]	88,805
Interest[2]	42
Securities Lending—Net	494
Total Income	89,341
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,235
Management and Administrative—ETF Shares	4,317
Management and Administrative—Institutional Shares	1,689
Marketing and Distribution—ETF Shares	378
Marketing and Distribution—Institutional Shares	95
Custodian Fees	220
Auditing Fees	27
Shareholders’ Reports—ETF Shares	179
Shareholders’ Reports—Institutional Shares	5
Trustees’ Fees and Expenses	4
Other Expenses	14
Total Expenses	8,163
Net Investment Income	81,178
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	54,471
Futures Contracts	8
Realized Net Gain (Loss)	54,479
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(2,333,289)
Futures Contracts	(499)
Change in Unrealized Appreciation (Depreciation)	(2,333,788)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,198,131)
1	Dividends are net of foreign withholding taxes of $22,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $41,000, $1,000, less than $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $490,381,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
64

Russell 1000 Growth Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	81,178	66,590
Realized Net Gain (Loss)	54,479	968,397
Change in Unrealized Appreciation (Depreciation)	(2,333,788)	1,372,233
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,198,131)	2,407,220
Distributions
ETF Shares	(52,400)	(40,214)
Institutional Shares	(23,165)	(24,518)
Total Distributions	(75,565)	(64,732)
Capital Share Transactions
ETF Shares	1,452,751	978,964
Institutional Shares	(142,339)	(786,014)
Net Increase (Decrease) from Capital Share Transactions	1,310,412	192,950
Total Increase (Decrease)	(963,284)	2,535,438
Net Assets
Beginning of Period	11,028,197	8,492,759
End of Period	10,064,913	11,028,197

See accompanying Notes, which are an integral part of the Financial Statements.
65

Russell 1000 Growth Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021[1]	2020[1]	2019[1]	2018[1]
Net Asset Value, Beginning of Period	$74.77	$58.66	$41.14	$39.89	$31.77
Investment Operations
Net Investment Income[2]	.523	.460	.475	.481	.441
Net Realized and Unrealized Gain (Loss) on Investments	(14.754)	16.099	17.530	1.177	8.096
Total from Investment Operations	(14.231)	16.559	18.005	1.658	8.537
Distributions
Dividends from Net Investment Income	(.489)	(.449)	(.485)	(.408)	(.417)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.489)	(.449)	(.485)	(.408)	(.417)
Net Asset Value, End of Period	$60.05	$74.77	$58.66	$41.14	$39.89
Total Return	-19.11%	28.40%	44.18%	4.20%	27.09%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,311	$7,455	$4,951	$2,872	$2,083
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.12%
Ratio of Net Investment Income to Average Net Assets	0.77%	0.72%	1.04%	1.25%	1.24%
Portfolio Turnover Rate[3]	13%	14%	14%	17%	15%
1	Adjusted to reflect a 4-for-1 share split effective at the beginning of trading on April 20, 2021.
2	Calculated based on average shares outstanding.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
66

Russell 1000 Growth Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$575.10	$451.15	$316.39	$306.82	$244.34
Investment Operations
Net Investment Income[1]	4.036	3.573	3.695	3.711	3.485
Net Realized and Unrealized Gain (Loss) on Investments	(113.399)	123.861	134.792	9.061	62.293
Total from Investment Operations	(109.363)	127.434	138.487	12.772	65.778
Distributions
Dividends from Net Investment Income	(3.807)	(3.484)	(3.727)	(3.202)	(3.298)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.807)	(3.484)	(3.727)	(3.202)	(3.298)
Net Asset Value, End of Period	$461.93	$575.10	$451.15	$316.39	$306.82
Total Return	-19.09%	28.42%	44.24%	4.21%	27.14%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,754	$3,573	$3,542	$3,076	$3,182
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.08%
Ratio of Net Investment Income to Average Net Assets	0.77%	0.74%	1.06%	1.26%	1.28%
Portfolio Turnover Rate[2]	13%	14%	14%	17%	15%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
67

Russell 1000 Growth Index Fund
Notes to Financial Statements
Vanguard Russell 1000 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
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Russell 1000 Growth Index Fund
During the year ended August 31, 2022, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple
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Russell 1000 Growth Index Fund
Secured Overnight Financing Rate inclusive of an additional agreed-upon spread.  However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2022, the fund had contributed to Vanguard capital in the amount of $368,000, representing less than 0.01% of the fund’s net assets and 0.15% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
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Russell 1000 Growth Index Fund
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At August 31, 2022, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and passive foreign investment companies were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	490,365
Total Distributable Earnings (Loss)	(490,365)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	18,879
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(692,034)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	2,638,563
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	75,565	64,732
Long-Term Capital Gains	—	—
Total	75,565	64,732
*	Includes short-term capital gains, if any.
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Russell 1000 Growth Index Fund
As of August 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	7,428,923
Gross Unrealized Appreciation	3,098,495
Gross Unrealized Depreciation	(459,932)
Net Unrealized Appreciation (Depreciation)	2,638,563
E.	During the year ended August 31, 2022, the fund purchased $3,630,791,000 of investment securities and sold $2,297,023,000 of investment securities, other than temporary cash investments. Purchases and sales include $2,200,784,000 and $862,424,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2022, such purchases were $463,798,000 and sales were $566,761,000, resulting in net realized loss of $215,162,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	During the year ended August 31, 2021, the fund’s ETF Shares underwent a 4-for-1 share split. Each shareholder of record as of the close of business on April 19, 2021, received 4 shares for every 1 ETF Share held on that date. The split had no effect on net assets or total return. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares[1]
Issued	2,316,585	34,850	2,657,661	41,175
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(863,834)	(12,825)	(1,678,697)	(25,875)
Net Increase (Decrease)—ETF Shares	1,452,751	22,025	978,964	15,300
Institutional Shares
Issued	370,624	724	382,523	806
Issued in Lieu of Cash Distributions	21,117	40	21,838	47
Redeemed	(534,080)	(1,014)	(1,190,375)	(2,491)
Net Increase (Decrease)—Institutional Shares	(142,339)	(250)	(786,014)	(1,638)
1	Adjusted to reflect a 4-for-1 share split effective at the beginning of trading on April 20, 2021.
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2022, that would require recognition or disclosure in these financial statements.
72

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund and Vanguard Russell 1000 Growth Index Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund and Vanguard Russell 1000 Growth Index Fund (three of the funds constituting Vanguard Scottsdale Funds, hereafter collectively referred to as the "Funds") as of August 31, 2022, the related statements of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2022 and each of the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 20, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
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Tax information (unaudited)
The following percentages, or if subsequently determined to be different, the maximum percentages allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction for corporate shareholders:
Fund	Percentage
Russell 1000 Index Fund	95.6%
Russell 1000 Value Index Fund	93.3
Russell 1000 Growth Index Fund	100.0
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as qualified dividend income for individual shareholders for the fiscal year.
Fund	($000)
Russell 1000 Index Fund	70,843
Russell 1000 Value Index Fund	164,008
Russell 1000 Growth Index Fund	75,564
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as qualified business income for individual shareholders for the fiscal year.
Fund	($000)
Russell 1000 Index Fund	734
Russell 1000 Value Index Fund	2,958
Russell 1000 Growth Index Fund	—
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as interest earned from obligations of the U.S. government which is generally exempt from state income tax.
Fund	($000)
Russell 1000 Index Fund	8
Russell 1000 Value Index Fund	17
Russell 1000 Growth Index Fund	15
74

Trustees Approve Advisory Arrangements
The board of trustees of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund, and Vanguard Russell 1000 Growth Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decisions upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about each fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.
Nature, extent, and quality of services
The board reviewed each fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.
Investment performance
The board considered the short-and long-term performance of each fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue.
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Cost
The board concluded that each fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also below the peer-group average.
The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that each fund’s arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.
The board will consider whether to renew the advisory arrangements again after a one-year period.
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Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard Scottsdale Funds approved the appointment of liquidity risk management program administrators responsible for administering the Program for Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund, and Vanguard Russell 1000 Growth Index Fund, and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2021, through December 31, 2021 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the funds' liquidity risk.
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The Products are not sponsored, endorsed, sold or promoted by Frank Russell Company (“Russell”). Russell makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Russell 1000, Russell 1000 Value, and Russell 1000 Growth Indexes to track general stock market performance or a segment of the same. Russell’s publication of the Russell 1000, Russell 1000 Value, and Russell 1000 Growth Indexes in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell 1000, Russell 1000 Value, and Russell 1000 Growth Indexes are based. Russell’s only relationship to The Vanguard Group, Inc. is the licensing of certain trademarks and trade names of Russell and of the Russell 1000, Russell 1000 Value, and Russell 1000 Growth Indexes which are determined, composed and calculated by Russell without regard to The Vanguard Group, Inc. or the Products. Russell is not responsible for and has not reviewed the Products nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell has no obligation or liability in connection with the administration, marketing or trading of the Products.
Russell makes no representation, warranty or guarantee as to the accuracy, completeness, reliability or otherwise of the Russell Indexes or any data included in the Russell Indexes. Russell does not guarantee the accuracy and/or the completeness of the Russell 1000, Russell 1000 Value, and Russell 1000 Growth Indexes or any data included therein and Russell shall have no liability for any errors, omissions, or interruptions therein. Russell makes no warranty, express or implied, as to the use of or results to be obtained by The Vanguard Group, Inc., investors, owners of the Products, or any other person or entity from the use of the Russell 1000, Russell 1000 Value, and Russell 1000 Growth Indexes or any data included therein. Russell makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell 1000, Russell 1000 Value, and Russell 1000 Growth Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Russell have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
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Q18480 102022

Annual Report   |   August 31, 2022
Vanguard Russell 2000 Index Funds
Vanguard Russell 2000 Index Fund
Vanguard Russell 2000 Value Index Fund
Vanguard Russell 2000 Growth Index Fund

Contents
Your Fund’s Performance at a Glance	1
About Your Fund’s Expenses	2
Russell 2000 Index Fund	4
Russell 2000 Value Index Fund	39
Russell 2000 Growth Index Fund	67
Trustees Approve Advisory Arrangements	95
Liquidity Risk Management	97
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Returns for the three Vanguard Russell 2000 Index Funds for the 12 months ended August 31, 2022, ranged from about –25% for Vanguard Russell 2000 Growth Index Fund to about –10% for Vanguard Russell 2000 Value Index Fund. Vanguard Russell 2000 Index Fund returned about –18%. Each fund closely tracked its target index.
•	The investment outlook grew more challenging as the period progressed. Sentiment deteriorated as inflation rose, propelled in part by higher energy and food prices after Russia’s invasion of Ukraine. The Federal Reserve reacted by raising interest rates, which pushed borrowing costs higher and sparked fears of recession.
•	Large-capitalization stocks declined less than their mid- and small-cap counterparts, and value stocks held up better than growth.
•	Returns fell by double digits across most industry sectors for all three funds. The energy sector was a notable exception amid heightened demand for oil and gas and supply constraints related to the conflict in Ukraine. Health care stocks were the biggest detractor for both the Index Fund and the Growth Fund, while consumer discretionary stocks detracted the most from the Value Fund.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-12.96%	12.14%	11.61%
Russell 2000 Index (Small-caps)	-17.88	8.59	6.95
Russell 3000 Index (Broad U.S. market)	-13.28	11.90	11.29
FTSE All-World ex US Index (International)	-19.00	3.48	2.12
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-11.65%	-2.01%	0.54%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.63	-0.83	1.28
FTSE Three-Month U.S. Treasury Bill Index	0.44	0.56	1.10
CPI
Consumer Price Index	8.26%	4.90%	3.82%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended August 31, 2022
	Beginning Account Value 2/28/2022	Ending Account Value 8/31/2022	Expenses Paid During Period
Based on Actual Fund Return
Russell 2000 Index Fund
ETF Shares	$1,000.00	$907.20	$0.48
Institutional Shares	1,000.00	907.20	0.38
Russell 2000 Value Index Fund
ETF Shares	$1,000.00	$917.20	$0.72
Institutional Shares	1,000.00	917.50	0.39
Russell 2000 Growth Index Fund
ETF Shares	$1,000.00	$893.50	$0.72
Institutional Shares	1,000.00	893.80	0.38
Based on Hypothetical 5% Yearly Return
Russell 2000 Index Fund
ETF Shares	$1,000.00	$1,024.70	$0.51
Institutional Shares	1,000.00	1,024.80	0.41
Russell 2000 Value Index Fund
ETF Shares	$1,000.00	$1,024.45	$0.77
Institutional Shares	1,000.00	1,024.80	0.41
Russell 2000 Growth Index Fund
ETF Shares	$1,000.00	$1,024.45	$0.77
Institutional Shares	1,000.00	1,024.80	0.41
The calculations are based on expenses incurred in the most recent six-month period. The funds' annualized six-month expense ratios for that period are: for the Russell 2000 Index Fund, 0.10% for ETF Shares and 0.08% for Institutional Shares; for the Russell 2000 Value Index Fund, 0.15% for ETF Shares and 0.08% for Institutional Shares; and for the Russell 2000 Growth Index Fund, 0.15% for ETF Shares and 0.08% for Institutional Shares. The dollar amounts shown as “Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

Russell 2000 Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2012, Through August 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Russell 2000 Index Fund ETF Shares Net Asset Value	-17.88%	7.00%	10.04%	$26,026
Russell 2000 Index Fund ETF Shares Market Price	-17.84	7.00	10.04	26,022
Russell 2000 Index	-17.88	6.95	10.01	25,954
Dow Jones U.S. Total Stock Market Float Adjusted Index	-13.73	11.16	12.66	32,942

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Russell 2000 Index Fund Institutional Shares	-17.88%	7.03%	10.09%	$13,078,984
Russell 2000 Index	-17.88	6.95	10.01	12,976,814
Dow Jones U.S. Total Stock Market Float Adjusted Index	-13.73	11.16	12.66	16,470,991
See Financial Highlights for dividend and capital gains information.
4

Russell 2000 Index Fund
Cumulative Returns of ETF Shares: August 31, 2012, Through August 31, 2022
	One Year	Five Years	Ten Years
Russell 2000 Index Fund ETF Shares Market Price	-17.84%	40.28%	160.22%
Russell 2000 Index Fund ETF Shares Net Asset Value	-17.88	40.27	160.26
Russell 2000 Index	-17.88	39.92	159.54
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
5

Russell 2000 Index Fund
Fund Allocation
As of August 31, 2022
Basic Materials	4.1%
Consumer Discretionary	12.6
Consumer Staples	3.3
Energy	6.8
Financials	16.8
Health Care	17.1
Industrials	16.2
Real Estate	6.8
Technology	10.8
Telecommunications	1.7
Utilities	3.8
Other	0.0
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
6

Russell 2000 Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.6%)
Basic Materials (4.1%)
*	RBC Bearings Inc.	67,504	16,247
*	Livent Corp.	383,980	12,357
	Commercial Metals Co.	286,533	11,607
	UFP Industries Inc.	144,117	11,441
	Balchem Corp.	75,523	9,955
	Cabot Corp.	131,665	9,476
	Avient Corp.	215,567	9,448
	Mueller Industries Inc.	132,554	8,373
	Sensient Technologies Corp.	99,397	7,919
*	Ingevity Corp.	92,219	6,468
*	Arconic Corp.	250,836	6,324
	Boise Cascade Co.	93,479	5,827
	Quaker Chemical Corp.	32,097	5,595
	Innospec Inc.	58,573	5,474
	Stepan Co.	50,573	5,271
	Hecla Mining Co.	1,264,834	4,983
	Minerals Technologies Inc.	77,538	4,517
	Materion Corp.	48,236	4,163
	Tronox Holdings plc Class A	276,659	4,048
*	Constellium SE Class A	293,648	3,911
	Worthington Industries Inc.	75,529	3,851
	Carpenter Technology Corp.	113,082	3,841
	Sylvamo Corp.	84,090	3,737
*	GCP Applied Technologies Inc.	118,054	3,709
*,1	Uranium Energy Corp.	760,354	3,437
	Compass Minerals International Inc.	81,293	3,292
	Mativ Holdings Inc.	129,151	3,051
*,1	Energy Fuels Inc.	370,628	3,010
*,1	Perimeter Solutions SA	289,227	2,820
	GrafTech International Ltd.	464,602	2,732
	Kaiser Aluminum Corp.	37,576	2,696
*,1	Piedmont Lithium Inc. ADR	41,087	2,513
*	Novagold Resources Inc.	565,995	2,507
*	US Silica Holdings Inc.	175,926	2,468
	Orion Engineered Carbons SA	143,600	2,421
	AdvanSix Inc.	64,619	2,343
*	Resolute Forest Products Inc.	108,515	2,199
		Shares	Market Value• ($000)
	Schnitzer Steel Industries Inc. Class A	61,264	2,024
*	Coeur Mining Inc.	657,881	1,816
	Hawkins Inc.	45,922	1,760
*	TimkenSteel Corp.	109,420	1,679
*	Clearwater Paper Corp.	39,405	1,676
*	Origin Materials Inc.	253,046	1,582
*	Ecovyst Inc.	151,156	1,397
*,1	Amyris Inc.	467,018	1,373
	American Vanguard Corp.	68,820	1,372
*	Intrepid Potash Inc.	26,388	1,233
*	LSB Industries Inc.	75,243	1,187
	Haynes International Inc.	29,126	1,156
*,1	5e Advanced Materials Inc.	76,535	1,148
	Koppers Holdings Inc.	48,818	1,115
	Ryerson Holding Corp.	39,003	1,112
*	Century Aluminum Co.	124,013	957
	Omega Flex Inc.	7,741	782
*	Alto Ingredients Inc.	170,538	737
*	Northwest Pipe Co.	23,162	733
*	Ur-Energy Inc.	497,128	686
*	Rayonier Advanced Materials Inc.	147,005	664
	Tredegar Corp.	64,284	656
	Olympic Steel Inc.	22,779	600
	Glatfelter Corp.	104,105	507
	FutureFuel Corp.	61,832	451
*,1	Dakota Gold Corp.	121,027	413
*	Unifi Inc.	33,520	381
*	Hycroft Mining Holding Corp.	360,695	289
*	Polymet Mining Corp.	66,779	208
	Valhi Inc.	5,526	193
			233,918
Consumer Discretionary (12.5%)
	Murphy USA Inc.	53,064	15,398
	Texas Roadhouse Inc. Class A	161,924	14,372
*	Scientific Games Corp. Class A	231,700	11,407
	TEGNA Inc.	527,623	11,291
*	Crocs Inc.	143,754	10,595
*	Fox Factory Holding Corp.	100,630	9,380
*	Goodyear Tire & Rubber Co.	664,462	9,322
*	Asbury Automotive Group Inc.	52,482	9,157
7

Russell 2000 Index Fund
		Shares	Market Value• ($000)
*	Hilton Grand Vacations Inc.	212,389	8,661
	Academy Sports & Outdoors Inc.	198,743	8,562
	Wingstop Inc.	71,008	8,085
*	Visteon Corp.	65,963	7,904
*	Adient plc	224,991	7,470
*	Callaway Golf Co.	331,503	7,336
	Foot Locker Inc.	196,997	7,257
	Signet Jewelers Ltd.	110,555	7,227
*	Skyline Champion Corp.	126,400	7,163
*	Helen of Troy Ltd.	56,374	6,970
*	Taylor Morrison Home Corp. Class A	273,883	6,877
	LCI Industries	58,892	6,824
	Group 1 Automotive Inc.	38,074	6,800
*	Meritage Homes Corp.	86,049	6,742
*	National Vision Holdings Inc.	192,391	6,393
	Papa John's International Inc.	78,321	6,331
	Cracker Barrel Old Country Store Inc.	54,816	5,917
*	Spirit Airlines Inc.	258,620	5,865
*	Chegg Inc.	294,207	5,790
*	Dorman Products Inc.	62,517	5,667
*	Sabre Corp.	773,217	5,559
	KB Home	189,741	5,436
	Steven Madden Ltd.	186,716	5,435
*	SeaWorld Entertainment Inc.	107,146	5,384
*	Duolingo Inc.	55,674	5,234
*	Cavco Industries Inc.	21,714	5,081
	Graham Holdings Co. Class B	8,886	5,024
	MillerKnoll Inc.	179,789	4,977
	Kontoor Brands Inc.	133,400	4,966
*,1	Luminar Technologies Inc. Class A	564,587	4,867
	Red Rock Resorts Inc. Class A	126,243	4,825
	Rush Enterprises Inc. Class A	100,743	4,741
	Dana Inc.	305,297	4,723
*	Gentherm Inc.	78,410	4,697
*	LGI Homes Inc.	49,346	4,683
	John Wiley & Sons Inc. Class A	101,604	4,677
*	Boot Barn Holdings Inc.	69,790	4,649
*	frontdoor Inc.	195,797	4,597
*	Sonos Inc.	301,751	4,538
*	elf Beauty Inc.	114,493	4,366
	Winnebago Industries Inc.	75,807	4,365
	International Game Technology plc	235,723	4,229
*	Shake Shack Inc. Class A	88,657	4,225
	Bloomin' Brands Inc.	208,801	4,222
*	Tri Pointe Homes Inc.	243,020	4,212
	MDC Holdings Inc.	135,200	4,202
*	Dave & Buster's Entertainment Inc.	101,540	4,198
*	KAR Auction Services Inc.	285,169	4,163
	American Eagle Outfitters Inc.	364,853	4,108
*	Adtalem Global Education Inc.	106,287	4,006
	Jack in the Box Inc.	50,113	4,002
	Oxford Industries Inc.	36,739	3,921
		Shares	Market Value• ($000)
	Acushnet Holdings Corp.	81,045	3,862
*	Everi Holdings Inc.	208,147	3,851
	Gray Television Inc.	200,370	3,827
*	Sally Beauty Holdings Inc.	253,571	3,773
*	iRobot Corp.	63,417	3,734
*	Vista Outdoor Inc.	132,226	3,718
	Wolverine World Wide Inc.	189,340	3,700
	PriceSmart Inc.	58,268	3,687
*	Tenneco Inc. Class A	195,170	3,681
*	Stride Inc.	96,144	3,667
*	Central Garden & Pet Co. Class A	96,830	3,656
	Monro Inc.	78,883	3,653
*	ODP Corp.	101,767	3,638
*	Cinemark Holdings Inc.	257,909	3,631
	Cheesecake Factory Inc.	118,066	3,615
*	Allegiant Travel Co.	36,655	3,537
	Strategic Education Inc.	54,467	3,524
*	XPEL Inc.	51,093	3,501
*,1	Fisker Inc.	387,531	3,499
*	Figs Inc. Class A	301,551	3,486
*	Madison Square Garden Entertainment Corp.	60,944	3,386
	Inter Parfums Inc.	42,546	3,341
	Rent-A-Center Inc.	125,906	3,253
	Century Communities Inc.	69,266	3,234
*	Knowles Corp.	211,979	3,211
	HNI Corp.	100,115	3,204
*	Urban Outfitters Inc.	156,307	3,146
*	Coursera Inc.	268,277	3,085
	Dillard's Inc. Class A	10,260	3,039
	Scholastic Corp.	65,486	3,006
	Laureate Education Inc. Class A	267,893	2,952
*	Malibu Boats Inc. Class A	49,146	2,950
*	M/I Homes Inc.	65,148	2,817
*	American Axle & Manufacturing Holdings Inc.	267,901	2,773
[1]	Camping World Holdings Inc. Class A	91,351	2,751
*	Clean Energy Fuels Corp.	401,960	2,701
	La-Z-Boy Inc.	101,659	2,683
*	Overstock.com Inc.	101,115	2,639
*	Lions Gate Entertainment Corp. Class B	279,621	2,609
	Qurate Retail Inc. Series A	828,585	2,569
	Sonic Automotive Inc. Class A	47,760	2,540
*	iHeartMedia Inc. Class A	286,636	2,537
*	Udemy Inc.	170,367	2,532
*	Brinker International Inc.	102,807	2,520
*	SkyWest Inc.	118,134	2,515
	Dine Brands Global Inc.	37,372	2,489
*	Liberty Media Corp.- Liberty Braves Class C	90,640	2,478
*	PROG Holdings Inc.	128,337	2,379
	Designer Brands Inc. Class A	136,771	2,333
	Buckle Inc.	71,751	2,316
	Steelcase Inc. Class A	203,369	2,274
*	Revolve Group Inc.	96,448	2,266
*	ACV Auctions Inc. Class A	266,219	2,266
*,1	Bally's Corp.	94,036	2,228
	Franchise Group Inc.	65,375	2,216
	Caleres Inc.	86,457	2,206

8

Russell 2000 Index Fund
		Shares	Market Value• ($000)
*	G-III Apparel Group Ltd.	103,584	2,183
	Sinclair Broadcast Group Inc. Class A	98,414	2,174
	Sturm Ruger & Co. Inc.	40,830	2,133
*	Sleep Number Corp.	51,014	2,113
*	Cars.com Inc.	164,094	2,092
*	EW Scripps Co. Class A	138,470	2,070
	Krispy Kreme Inc.	170,320	2,001
*	PowerSchool Holdings Inc. Class A	108,173	1,947
*	AMC Networks Inc. Class A	71,915	1,927
	Arko Corp.	201,250	1,918
*	Monarch Casino & Resort Inc.	31,525	1,904
*	GoPro Inc. Class A	309,686	1,886
*,1	Blink Charging Co.	87,563	1,871
*	Perdoceo Education Corp.	161,360	1,869
*	Golden Entertainment Inc.	48,368	1,851
*	Viad Corp.	47,994	1,832
*	Imax Corp.	115,964	1,818
*	MarineMax Inc.	49,987	1,817
	Matthews International Corp. Class A	72,298	1,808
*	Bed Bath & Beyond Inc.	188,487	1,796
*	Hawaiian Holdings Inc.	119,631	1,793
	Standard Motor Products Inc.	48,547	1,782
	Hibbett Inc.	30,262	1,773
*	Genesco Inc.	31,052	1,757
*	ContextLogic Inc. Class A	1,344,532	1,748
*	Vizio Holding Corp. Class A	160,033	1,716
*	Abercrombie & Fitch Co. Class A	117,280	1,688
*	Funko Inc. Class A	75,549	1,682
*	Chico's FAS Inc.	290,765	1,652
*	Green Brick Partners Inc.	67,364	1,641
*	TravelCenters of America Inc.	29,897	1,617
*	Sun Country Airlines Holdings Inc.	78,880	1,571
	Interface Inc. Class A	138,820	1,551
*	Thryv Holdings Inc.	60,484	1,547
*	QuinStreet Inc.	122,727	1,474
	Smith & Wesson Brands Inc.	107,081	1,424
	Guess? Inc.	81,055	1,416
	Ruth's Hospitality Group Inc.	77,123	1,405
	Winmark Corp.	6,758	1,395
*	Corsair Gaming Inc.	90,563	1,394
*	Clear Channel Outdoor Holdings Inc.	865,593	1,385
*,1	OneSpaWorld Holdings Ltd.	157,019	1,383
	Big Lots Inc.	66,238	1,363
	RCI Hospitality Holdings Inc.	20,901	1,363
*	BJ's Restaurants Inc.	53,733	1,348
*	Denny's Corp.	142,059	1,342
*	Lions Gate Entertainment Corp. Class A	134,692	1,327
	A-Mark Precious Metals Inc.	42,657	1,319
*	Accel Entertainment Inc. Class A	139,964	1,317
*	Children's Place Inc.	31,053	1,310
		Shares	Market Value• ($000)
*	Boston Omaha Corp. Class A	48,273	1,295
	Ethan Allen Interiors Inc.	53,627	1,275
*	2U Inc.	177,213	1,262
*	Stagwell Inc.	185,396	1,257
*	Arlo Technologies Inc.	201,507	1,227
*	Tupperware Brands Corp.	107,226	1,205
*	Stoneridge Inc.	62,390	1,185
	Movado Group Inc.	36,998	1,180
*	Life Time Group Holdings Inc.	99,205	1,176
*	Poshmark Inc. Class A	108,426	1,173
[1]	Ermenegildo Zegna NV	111,681	1,144
*	Frontier Group Holdings Inc.	88,330	1,139
*	America's Car-Mart Inc.	14,078	1,135
	Carriage Services Inc. Class A	31,914	1,130
*,1	Bowlero Corp.	92,382	1,092
	European Wax Center Inc. Class A	50,331	1,089
*,1	Vuzix Corp.	140,700	1,057
*	Master Craft Boat Holdings Inc.	43,459	1,047
*	Portillo's Inc. Class A	47,390	1,044
*	OneWater Marine Inc. Class A	26,082	1,039
*	Cardlytics Inc.	78,234	1,036
	Clarus Corp.	68,069	1,033
*	Liquidity Services Inc.	58,866	1,030
*	Lovesac Co.	33,057	1,020
	Shoe Carnival Inc.	42,079	1,001
*	Beazer Homes USA Inc.	69,990	997
*	Chuy's Holdings Inc.	44,366	991
*	Stitch Fix Inc. Class A	192,836	968
*	Zumiez Inc.	37,236	967
	Haverty Furniture Cos. Inc.	35,455	951
*	Instructure Holdings Inc.	41,249	938
	Global Industrial Co.	30,921	930
*	Allbirds Inc. Class A	224,317	922
*	Central Garden & Pet Co.	22,935	916
	Marcus Corp.	56,084	902
*,1	Canoo Inc.	271,434	866
	Aaron's Co. Inc.	72,028	857
*	Rover Group Inc. Class A	221,109	842
*	Sportsman's Warehouse Holdings Inc.	103,398	823
*	Kura Sushi USA Inc. Class A	10,922	817
*,1	Lordstown Motors Corp. Class A	375,841	804
*	Gannett Co. Inc.	345,189	801
	Rush Enterprises Inc. Class B	15,801	800
*	Daily Journal Corp.	3,050	797
*	AMMO Inc.	207,626	791
*	CarParts.com Inc.	121,298	786
*	Destination XL Group Inc.	141,000	777
	Johnson Outdoors Inc. Class A	12,535	766
*	Integral Ad Science Holding Corp.	91,709	746
*	Xponential Fitness Inc. Class A	40,138	736
*	Eastman Kodak Co.	134,681	729

9

Russell 2000 Index Fund
		Shares	Market Value• ($000)
	Entravision Communications Corp. Class A	140,205	712
*	Wheels Up Experience Inc.	379,774	710
*	Rush Street Interactive Inc.	142,778	691
*	Holley Inc.	121,008	686
*	Playstudios Inc.	185,742	672
*	WW International Inc.	127,311	665
*	Motorcar Parts of America Inc.	44,137	656
	Kimball International Inc. Class B	85,304	653
*	Universal Electronics Inc.	28,576	635
*	Liberty Media Corp.- Liberty Braves Class A	22,457	631
	Bluegreen Vacations Holding Class A	30,105	627
[1]	Big 5 Sporting Goods Corp.	50,775	621
*,1	Dream Finders Homes Inc. Class A	49,495	611
*	Latham Group Inc.	103,794	593
*	Lindblad Expeditions Holdings Inc.	76,276	590
	Alta Equipment Group Inc.	49,763	586
*,1	Cenntro Electric Group Ltd.	432,946	571
*	LL Flooring Holdings Inc.	69,001	562
*	1-800-Flowers.com Inc. Class A	63,444	551
*	Inspired Entertainment Inc.	52,611	551
*	Sweetgreen Inc. Class A	32,315	546
*	RumbleON Inc. Class B	24,630	538
*	Full House Resorts Inc.	78,280	528
*	Universal Technical Institute Inc.	76,561	525
*	Container Store Group Inc.	77,128	523
*	Party City Holdco Inc.	263,863	520
	Build-A-Bear Workshop Inc.	33,474	513
*	Neogames SA	31,282	500
*	Lands' End Inc.	35,650	493
*,1	Rent the Runway Inc. Class A	110,869	493
*	Hovnanian Enterprises Inc. Class A	12,239	491
*	Snap One Holdings Corp.	42,772	479
*	Century Casinos Inc.	64,767	477
	Cato Corp. Class A	43,604	471
*	Fossil Group Inc.	109,981	465
*	Noodles & Co. Class A	97,307	462
[1]	Weber Inc. Class A	64,354	462
*	American Public Education Inc.	44,209	457
*,1	Focus Universal Inc.	41,805	449
*	RealReal Inc.	203,010	434
	Rocky Brands Inc.	16,369	428
*	El Pollo Loco Holdings Inc.	46,510	421
*	Outbrain Inc.	94,673	417
*	Cumulus Media Inc. Class A	44,459	414
	Tilly's Inc. Class A	55,169	414
		Shares	Market Value• ($000)
*	First Watch Restaurant Group Inc.	23,847	400
*	Citi Trends Inc.	19,660	397
*	Nerdy Inc.	129,687	397
*	Quotient Technology Inc.	211,088	393
*	Vacasa Inc.	97,653	391
*	ONE Group Hospitality Inc.	53,971	385
*	Ondas Holdings Inc.	81,520	385
*	Purple Innovation Inc. Class A	130,696	374
	Weyco Group Inc.	14,139	362
*	Legacy Housing Corp.	21,116	361
*	Selectquote Inc.	316,401	351
	Tile Shop Holdings Inc.	87,915	345
*	Turtle Beach Corp.	36,794	345
*	ThredUP Inc. Class A	140,280	338
*,1	Aterian Inc.	145,850	333
*	Reservoir Media Inc.	47,178	309
	Superior Group of Cos. Inc.	27,742	308
*	Conn's Inc.	31,567	303
*	BARK Inc.	118,550	275
*	Duluth Holdings Inc. Class B	30,682	272
	Lifetime Brands Inc.	29,517	263
*,1	Faraday Future Intelligent Electric Inc.	232,656	261
*	Biglari Holdings Inc. Class B	1,824	246
*	Express Inc.	155,591	236
*	StoneMor Inc.	62,893	216
*	Solo Brands Inc. Class A	50,648	210
*	F45 Training Holdings Inc.	83,619	209
*	Traeger Inc.	77,724	205
	Marine Products Corp.	19,689	196
*,1	Torrid Holdings Inc.	34,458	193
[1]	JOANN Inc.	26,774	190
*,1	Sonder Holdings Inc.	100,625	187
	NL Industries Inc.	19,954	176
*,1	Bird Global Inc.	395,024	168
*	Landsea Homes Corp.	23,752	159
*	Gambling.com Group Ltd.	19,890	157
*	Audacy Inc. Class A	275,381	152
*	Urban One Inc. (XNCM)	21,981	120
*	Urban One Inc.	26,531	111
	CompX International Inc.	3,944	95
*	Lulu's Fashion Lounge Holdings Inc.	13,409	86
*	Inspirato Inc.	23,584	66
*,1	Owlet Inc.	37,984	62
*	aka Brands Holding Corp.	27,305	57
*,1	Mullen Automotive Inc.	34,974	23
*	Eros Media World PLC	43,959	4
			720,309
Consumer Staples (3.3%)
*	Celsius Holdings Inc.	129,563	13,408
	Lancaster Colony Corp.	45,977	7,749
*	Hostess Brands Inc. Class A	326,615	7,571
*	Sprouts Farmers Market Inc.	260,131	7,518
*	BellRing Brands Inc.	312,612	7,406
*	Simply Good Foods Co.	213,502	6,523
	WD-40 Co.	32,471	6,142
*	Herbalife Nutrition Ltd.	234,300	6,113
*	United Natural Foods Inc.	137,725	6,071

10

Russell 2000 Index Fund
		Shares	Market Value• ($000)
*	TreeHouse Foods Inc.	120,317	5,607
	J & J Snack Foods Corp.	35,914	5,352
	Coca-Cola Consolidated Inc.	11,076	5,254
	Edgewell Personal Care Co.	127,182	4,955
	Primo Water Corp.	372,622	4,896
	Nu Skin Enterprises Inc. Class A	118,177	4,838
	Cal-Maine Foods Inc.	89,695	4,809
	Energizer Holdings Inc.	157,765	4,433
	MGP Ingredients Inc.	33,253	3,640
*	Hain Celestial Group Inc.	177,798	3,602
*,1	Beyond Meat Inc.	145,230	3,544
[1]	B&G Foods Inc.	161,029	3,488
	Medifast Inc.	26,918	3,378
	Vector Group Ltd.	340,704	3,339
	National Beverage Corp.	56,006	3,106
	Weis Markets Inc.	38,737	3,010
	Ingles Markets Inc. Class A	33,623	2,943
	Universal Corp.	57,178	2,918
	Andersons Inc.	75,735	2,804
*	Beauty Health Co.	236,377	2,742
*	Chefs' Warehouse Inc.	80,867	2,696
	Utz Brands Inc.	155,874	2,597
	SpartanNash Co.	84,413	2,569
*,1	Veru Inc.	153,502	2,349
*	SunOpta Inc.	231,561	2,299
	Fresh Del Monte Produce Inc.	72,616	1,985
	Calavo Growers Inc.	40,941	1,721
*	USANA Health Sciences Inc.	26,649	1,719
	John B Sanfilippo & Son Inc.	21,226	1,714
*	Duckhorn Portfolio Inc.	87,683	1,599
*	Mission Produce Inc.	94,643	1,524
*,1	Benson Hill Inc.	404,569	1,436
	ACCO Brands Corp.	225,399	1,337
	Tootsie Roll Industries Inc.	36,084	1,293
*	Sovos Brands Inc.	67,894	1,037
	PetMed Express Inc.	48,095	989
*	Vita Coco Co. Inc.	65,589	983
*	Rite Aid Corp.	129,705	931
*	Vital Farms Inc.	70,646	915
	Turning Point Brands Inc.	35,926	838
*,1	Tattooed Chef Inc.	115,766	771
*	Seneca Foods Corp. Class A	13,874	733
*	Landec Corp.	61,872	650
*,1	GrowGeneration Corp.	135,531	644
*,1	BRC Inc. Class A	60,759	592
*	Honest Co. Inc.	153,982	556
*	22nd Century Group Inc.	381,496	511
	Alico Inc.	14,783	502
*	Whole Earth Brands Inc.	95,246	487
*,1	AppHarvest Inc.	168,321	485
*	Vintage Wine Estates Inc.	76,508	452
	Village Super Market Inc. Class A	20,382	448
*	HF Foods Group Inc.	86,272	439
*	PLBY Group Inc.	73,493	331
	Natural Grocers by Vitamin Cottage Inc.	22,521	323
*	Nature's Sunshine Products Inc.	33,068	321
*,1	Local Bounti Corp.	43,247	161
		Shares	Market Value• ($000)
*	Boxed Inc.	26,531	28
			188,124
Energy (6.7%)
	Matador Resources Co.	266,485	15,882
	Chord Energy Corp.	100,406	14,212
	Murphy Oil Corp.	348,959	13,599
	SM Energy Co.	286,786	12,639
	Civitas Resources Inc.	174,721	11,739
*	Denbury Inc.	120,223	10,691
	ChampionX Corp.	484,254	10,562
	Helmerich & Payne Inc.	243,476	10,409
	Magnolia Oil & Gas Corp. Class A	395,162	9,433
	California Resources Corp.	185,337	9,259
	Equitrans Midstream Corp.	974,191	9,031
*	CNX Resources Corp.	456,597	8,068
*	PBF Energy Inc. Class A	229,457	7,838
	Patterson-UTI Energy Inc.	508,605	7,578
*	Kosmos Energy Ltd.	1,070,385	7,568
*	Array Technologies Inc.	357,438	7,470
*	Valaris Ltd.	144,380	7,360
*	Shoals Technologies Group Inc. Class A	264,469	6,974
*	Peabody Energy Corp.	279,179	6,885
	Arcosa Inc.	114,822	6,711
	Alpha Metallurgical Resources Inc.	42,258	6,641
*	Golar LNG Ltd.	239,346	6,527
	CONSOL Energy Inc.	81,219	5,830
	Cactus Inc. Class A	139,513	5,574
*	Stem Inc.	341,301	5,365
	Arch Resources Inc.	35,998	5,241
*	Ameresco Inc. Class A	75,266	5,182
*	Liberty Energy Inc. Class A	337,826	5,067
*	Callon Petroleum Co.	116,362	4,952
	Northern Oil and Gas Inc.	155,207	4,911
*	Tellurian Inc.	1,206,632	4,827
	Delek US Holdings Inc.	166,777	4,711
*	Weatherford International plc	167,367	4,710
*	SunPower Corp.	193,461	4,643
*	Green Plains Inc.	124,775	4,571
*	Comstock Resources Inc.	217,025	4,254
*	Centennial Resource Development Inc. Class A	487,031	4,008
	Warrior Met Coal Inc.	122,006	3,971
*	NexTier Oilfield Solutions Inc.	416,413	3,902
	World Fuel Services Corp.	147,647	3,809
*	FuelCell Energy Inc.	874,901	3,666
	Brigham Minerals Inc. Class A	120,770	3,593
*	Talos Energy Inc.	156,388	3,242
*	NOW Inc.	261,030	3,164
*	Laredo Petroleum Inc.	40,465	3,140
*	Nabors Industries Ltd. (XNYS)	21,434	2,840
*	Gulfport Energy Corp.	28,207	2,758
*	Montauk Renewables Inc.	152,373	2,705
*	Noble Corp.	88,982	2,701
*	Expro Group Holdings NV	184,503	2,494
	Archrock Inc.	319,880	2,364
	CVR Energy Inc.	70,210	2,293

11

Russell 2000 Index Fund
		Shares	Market Value• ($000)
*	Par Pacific Holdings Inc.	115,693	2,175
*	Oceaneering International Inc.	237,126	2,099
*	Tidewater Inc.	90,338	2,002
	Ranger Oil Corp. Class A	50,488	1,969
*	MRC Global Inc.	196,004	1,907
*	ProPetro Holding Corp.	206,207	1,889
*	Dril-Quip Inc.	80,984	1,792
	Berry Corp.	190,802	1,746
*	Fluence Energy Inc.	85,112	1,698
*	Diamond Offshore Drilling Inc.	237,190	1,686
*	Bristow Group Inc.	55,893	1,621
*	TPI Composites Inc.	86,541	1,609
*	SandRidge Energy Inc.	74,995	1,573
*,1	Earthstone Energy Inc. Class A	101,900	1,549
*,1	EVgo Inc.	160,762	1,526
*	Helix Energy Solutions Group Inc.	338,565	1,463
*	W&T Offshore Inc.	224,469	1,459
*,1	Gevo Inc.	465,894	1,458
[1]	Kinetik Holdings Inc.	39,039	1,439
	RPC Inc.	175,668	1,397
	Crescent Energy Inc. Class A	77,269	1,324
	SunCoke Energy Inc.	196,638	1,296
*,1	Borr Drilling Ltd.	317,202	1,272
*	Centrus Energy Corp. Class A	25,096	1,250
*	Select Energy Services Inc. Class A	169,007	1,202
*	TETRA Technologies Inc.	294,554	1,172
*	REX American Resources Corp.	37,554	1,138
*	SilverBow Resources Inc.	27,850	1,107
*	DMC Global Inc.	44,904	1,002
*	Solid Power Inc.	133,289	877
*,1	ESS Tech Inc.	189,887	843
	Solaris Oilfield Infrastructure Inc. Class A	74,192	794
*	Oil States International Inc.	143,320	702
	VAALCO Energy Inc.	139,822	701
	Sitio Royalties Corp.	27,417	697
*	Ring Energy Inc.	204,648	663
*	National Energy Services Reunited Corp.	90,216	633
*	Aemetis Inc.	69,066	630
*	Amplify Energy Corp.	84,448	629
*,1	Volta Inc.	288,870	618
	Riley Exploration Permian Inc.	24,551	617
*	Newpark Resources Inc.	200,036	576
	Ramaco Resources Inc.	52,719	556
*	NextDecade Corp.	73,387	541
	NACCO Industries Inc. Class A	9,731	438
*	FTC Solar Inc.	98,671	408
	HighPeak Energy Inc.	15,388	390
*,1	Energy Vault Holdings Inc.	61,010	336
*	ProFrac Holding Corp. Class A	13,490	266
*	Empire Petroleum Corp.	15,632	231
*,1	Nabors Industries Ltd. Warrants Exp. 6/11/26	5,784	198
*	Heliogen Inc.	44,110	106
		Shares	Market Value• ($000)
*	Battalion Oil Corp.	5,761	76
			384,910
Financials (16.8%)
	SouthState Corp.	177,595	13,860
	Glacier Bancorp Inc.	263,206	13,339
	First Financial Bankshares Inc.	307,557	13,074
	Kinsale Capital Group Inc.	51,186	12,980
	Valley National Bancorp	1,019,877	11,851
	Blackstone Mortgage Trust Inc. Class A	403,187	11,684
	United Bankshares Inc.	313,760	11,641
	Old National Bancorp	694,333	11,588
	Selective Insurance Group Inc.	141,277	11,220
	Cadence Bank	434,200	11,063
	Home BancShares Inc.	450,204	10,593
	RLI Corp.	92,478	10,150
	ServisFirst Bancshares Inc.	118,893	10,030
	Essent Group Ltd.	249,522	9,978
	Hancock Whitney Corp.	204,184	9,848
	Houlihan Lokey Inc. Class A	120,814	9,484
	UMB Financial Corp.	104,220	9,325
	First Interstate BancSystem Inc. Class A	221,935	8,935
	Radian Group Inc.	410,358	8,663
	Independent Bank Corp. (XNGS)	110,591	8,652
	United Community Banks Inc.	251,989	8,449
	CVB Financial Corp.	320,200	8,402
	Community Bank System Inc.	126,436	8,266
	Eastern Bankshares Inc.	381,081	7,393
	WSFS Financial Corp.	152,435	7,370
	Ameris Bancorp	156,532	7,307
	Walker & Dunlop Inc.	72,667	7,300
	Pacific Premier Bancorp Inc.	222,420	7,286
*	Mr Cooper Group Inc.	172,019	7,276
	BankUnited Inc.	193,488	7,169
	Cathay General Bancorp	170,587	7,154
	FirstCash Holdings Inc.	91,441	7,129
*	Texas Capital Bancshares Inc.	120,540	7,115
	Federated Hermes Inc.	208,093	7,088
	Associated Banc-Corp.	353,564	7,085
	American Equity Investment Life Holding Co.	184,615	7,015
	Simmons First National Corp. Class A	296,484	6,994
*	Silvergate Capital Corp. Class A	74,276	6,768
	First BanCorp. (XNYS)	464,857	6,647
*	Trupanion Inc.	92,434	6,524
	Moelis & Co. Class A	152,880	6,369
	Fulton Financial Corp.	384,594	6,242
	Independent Bank Group Inc.	87,181	5,873
	Hamilton Lane Inc. Class A	83,686	5,823
	Atlantic Union Bankshares Corp.	177,229	5,751
*	Axos Financial Inc.	135,552	5,663

12

Russell 2000 Index Fund
		Shares	Market Value• ($000)
	Jackson Financial Inc. Class A	179,071	5,598
	Columbia Banking System Inc.	186,427	5,584
	Arbor Realty Trust Inc.	368,532	5,521
	First Merchants Corp.	135,403	5,392
*	Focus Financial Partners Inc. Class A	137,592	5,387
	International Bancshares Corp.	128,632	5,368
*	Enstar Group Ltd.	27,413	5,188
*	Genworth Financial Inc. Class A	1,207,264	5,095
	CNO Financial Group Inc.	272,787	5,022
	BancFirst Corp.	46,521	5,018
	Washington Federal Inc.	153,655	4,919
	Banner Corp.	80,904	4,916
	Artisan Partners Asset Management Inc. Class A	142,548	4,812
	Chimera Investment Corp.	562,664	4,783
	Flagstar Bancorp Inc.	123,714	4,767
	First Financial Bancorp	220,627	4,761
	WesBanco Inc.	138,058	4,723
	Piper Sandler Cos.	41,100	4,709
	Seacoast Banking Corp. of Florida	143,252	4,630
	Trustmark Corp.	145,264	4,582
*	Palomar Holdings Inc.	57,445	4,555
	Towne Bank	159,367	4,540
	Stock Yards Bancorp Inc.	67,751	4,489
	Park National Corp.	33,973	4,479
	Lakeland Financial Corp.	58,057	4,374
	Heartland Financial USA Inc.	97,312	4,347
*	BRP Group Inc. Class A	138,385	4,345
	Renasant Corp.	129,583	4,320
	Cohen & Steers Inc.	60,137	4,293
	Navient Corp.	275,534	4,240
	Provident Financial Services Inc.	176,857	4,108
*	NMI Holdings Inc. Class A	199,947	4,105
	Northwest Bancshares Inc.	287,695	4,048
	Sandy Spring Bancorp Inc.	104,823	4,038
	Hope Bancorp Inc.	274,463	3,971
	Two Harbors Investment Corp.	817,575	3,965
	PJT Partners Inc. Class A	56,855	3,936
	Apollo Commercial Real Estate Finance Inc.	332,998	3,879
*	Cannae Holdings Inc.	178,982	3,868
	NBT Bancorp Inc.	98,988	3,839
	Bank of NT Butterfield & Son Ltd.	117,666	3,838
	Hilltop Holdings Inc.	145,228	3,834
	Enterprise Financial Services Corp.	83,540	3,819
*	StoneX Group Inc.	40,822	3,790
	Veritex Holdings Inc.	124,440	3,747
	Claros Mortgage Trust Inc.	217,921	3,724
	PennyMac Financial Services Inc.	70,013	3,719
	Eagle Bancorp Inc.	75,173	3,648
	TriCo Bancshares	75,018	3,540
*	Triumph Bancorp Inc.	56,891	3,522
	Horace Mann Educators Corp.	98,422	3,521
		Shares	Market Value• ($000)
*	PRA Group Inc.	94,126	3,477
	Westamerica BanCorp.	61,732	3,454
	StepStone Group Inc. Class A	124,869	3,408
	FB Financial Corp.	85,735	3,397
	Virtus Investment Partners Inc.	16,941	3,240
	PennyMac Mortgage Investment Trust	217,646	3,232
	Stewart Information Services Corp.	63,424	3,212
*	Bancorp Inc.	132,192	3,136
*	LendingClub Corp.	239,490	3,130
*	Encore Capital Group Inc.	57,018	3,118
	Berkshire Hills Bancorp Inc.	109,447	3,088
	OFG Bancorp	113,059	3,075
	First Bancorp (XNGS)	83,925	3,056
	BGC Partners Inc. Class A	754,672	3,034
	Safety Insurance Group Inc.	33,653	3,030
	Compass Diversified Holdings	143,397	2,991
	Nelnet Inc. Class A	35,402	2,982
	First Commonwealth Financial Corp.	221,129	2,981
	Ladder Capital Corp. Class A	269,510	2,981
	City Holding Co.	34,877	2,965
*,1	Marathon Digital Holdings Inc.	239,380	2,837
	First Busey Corp.	122,144	2,809
	Live Oak Bancshares Inc.	77,423	2,806
	Capitol Federal Financial Inc.	307,975	2,790
	National Bank Holdings Corp. Class A	69,382	2,784
	S&T Bancorp Inc.	92,689	2,747
	ProAssurance Corp.	127,950	2,737
	Southside Bancshares Inc.	72,449	2,730
	OceanFirst Financial Corp.	137,788	2,679
	MFA Financial Inc. REIT	242,778	2,654
*	Enova International Inc.	75,422	2,635
	Franklin BSP Realty Trust Inc. REIT	199,402	2,572
	Employers Holdings Inc.	65,362	2,560
*	Customers Bancorp Inc.	73,277	2,542
	New York Mortgage Trust Inc.	897,845	2,514
	German American Bancorp Inc.	65,782	2,471
	Dime Community Bancshares Inc.	78,912	2,467
*,1	Lemonade Inc.	109,650	2,425
*	Open Lending Corp. Class A	249,528	2,423
	Lakeland Bancorp Inc.	147,495	2,403
	B Riley Financial Inc.	48,115	2,395
	Cowen Inc. Class A	62,160	2,390
	Tompkins Financial Corp.	33,154	2,375
	Federal Agricultural Mortgage Corp. Class C	21,617	2,361
	KKR Real Estate Finance Trust Inc.	122,572	2,361
*	Goosehead Insurance Inc. Class A	45,217	2,351
	Ready Capital Corp.	175,608	2,300

13

Russell 2000 Index Fund
		Shares	Market Value• ($000)
*	MoneyGram International Inc.	222,510	2,292
	First Foundation Inc.	120,798	2,290
	Pathward Financial Inc.	68,559	2,260
	Premier Financial Corp.	83,614	2,259
	Brookline Bancorp Inc.	179,861	2,243
*	Nicolet Bankshares Inc.	29,238	2,239
*	Blucora Inc.	111,275	2,234
	Preferred Bank	32,574	2,210
	Banc of California Inc.	130,568	2,204
	ConnectOne Bancorp Inc.	87,996	2,203
	Redwood Trust Inc.	283,825	2,200
	QCR Holdings Inc.	39,167	2,187
	Origin Bancorp Inc.	53,373	2,180
	iStar Inc.	157,331	2,166
	AMERISAFE Inc.	45,192	2,161
	Heritage Financial Corp.	82,110	2,134
	Washington Trust Bancorp Inc.	40,842	2,068
	James River Group Holdings Ltd.	86,861	2,064
	Mercury General Corp.	63,219	2,017
	Broadmark Realty Capital Inc.	308,411	1,989
*,1	Riot Blockchain Inc.	277,291	1,988
	Ellington Financial Inc.	135,127	1,984
	Peoples Bancorp Inc.	65,976	1,972
	Allegiance Bancshares Inc.	45,844	1,942
	Brightspire Capital Inc. Class A	225,585	1,895
*	Oscar Health Inc. Class A	280,373	1,859
	CBL & Associates Properties Inc.	63,064	1,825
	Enact Holdings Inc.	71,204	1,809
	Horizon Bancorp Inc.	95,254	1,802
	1st Source Corp.	38,127	1,799
	Hanmi Financial Corp.	71,830	1,776
*	Columbia Financial Inc.	82,197	1,753
	Amerant Bancorp Inc.	66,707	1,747
*	Metropolitan Bank Holding Corp.	24,409	1,747
	ARMOUR Residential REIT Inc.	243,042	1,726
	Univest Financial Corp.	69,319	1,719
	Kearny Financial Corp.	147,154	1,672
*	Ambac Financial Group Inc.	108,469	1,637
	WisdomTree Investments Inc.	323,646	1,621
	Community Trust Bancorp Inc.	37,291	1,576
	Heritage Commerce Corp.	138,824	1,567
	First Mid Bancshares Inc.	44,072	1,558
	Camden National Corp.	34,218	1,548
	Northfield Bancorp Inc.	104,623	1,542
	TPG RE Finance Trust Inc.	163,781	1,517
	Brookfield Business Corp. Class A	61,566	1,497
	United Fire Group Inc.	50,806	1,495
	HomeStreet Inc.	42,729	1,487
	TrustCo Bank Corp. NY	44,567	1,486
	Argo Group International Holdings Ltd.	75,472	1,482
	HarborOne Bancorp Inc.	107,714	1,469
*	CrossFirst Bankshares Inc.	107,594	1,418
	Flushing Financial Corp.	68,509	1,415
		Shares	Market Value• ($000)
	First Bancorp Inc. (XNMS)	46,731	1,397
	Central Pacific Financial Corp.	64,005	1,395
	Peapack-Gladstone Financial Corp.	41,164	1,386
	Old Second Bancorp Inc.	100,285	1,376
*	MBIA Inc.	113,343	1,336
	Great Southern Bancorp Inc.	22,693	1,334
	Cambridge Bancorp	16,180	1,331
	Dynex Capital Inc.	85,815	1,331
	Brightsphere Investment Group Inc.	76,289	1,304
	CBTX Inc.	43,487	1,296
	Byline Bancorp Inc.	58,093	1,267
	First Financial Corp.	27,006	1,256
	Midland States Bancorp Inc.	50,071	1,256
	Invesco Mortgage Capital REIT	78,884	1,253
	Bank First Corp.	15,323	1,245
	Diamond Hill Investment Group Inc.	7,212	1,234
	First Community Bankshares Inc.	38,389	1,210
	Mercantile Bank Corp.	36,558	1,209
	Granite Point Mortgage Trust Inc.	126,451	1,191
	Business First Bancshares Inc.	49,763	1,174
	Bank of Marin Bancorp	37,232	1,150
	Equity Bancshares Inc. Class A	36,466	1,139
*	World Acceptance Corp.	9,650	1,122
	Farmers National Banc Corp.	74,739	1,068
	Arrow Financial Corp.	32,671	1,049
	Victory Capital Holdings Inc. Class A	39,154	1,049
*	EZCorp. Inc. Class A	118,971	1,041
	Hingham Institution for Savings	3,499	1,039
	MidWestOne Financial Group Inc.	33,614	1,025
	Capital City Bank Group Inc.	31,790	1,015
	National Western Life Group Inc. Class A	5,325	1,013
	CNB Financial Corp.	38,427	1,011
	Merchants Bancorp	37,107	1,001
*	Coastal Financial Corp.	24,830	998
*	Assetmark Financial Holdings Inc.	51,250	991
	Southern Missouri Bancorp Inc.	18,740	988
	Bar Harbor Bankshares	34,795	986
	Mid Penn Bancorp Inc.	33,662	979
	Capstar Financial Holdings Inc.	48,463	977
	Independent Bank Corp.	47,396	973
	First of Long Island Corp.	52,651	969
*	SiriusPoint Ltd.	216,515	968
	Banco Latinoamericano de Comercio Exterior SA Class E	65,741	960
*	Carter Bankshares Inc.	57,155	941
	West BanCorp. Inc.	38,128	938
	SmartFinancial Inc.	36,969	928

14

Russell 2000 Index Fund
		Shares	Market Value• ($000)
	Financial Institutions Inc.	35,456	923
	Republic Bancorp Inc. Class A	20,964	891
	Metrocity Bankshares Inc.	43,879	877
	Alerus Financial Corp.	36,122	858
*	Professional Holding Corp. Class A	30,425	851
	Citizens & Northern Corp.	35,425	850
*	Bridgewater Bancshares Inc.	48,501	833
[1]	Farmers & Merchants Bancorp Inc.	28,895	825
	Waterstone Financial Inc.	47,384	819
	American National Bankshares Inc.	24,673	813
	HCI Group Inc.	16,907	808
	Peoples Financial Services Corp.	16,504	803
	Shore Bancshares Inc.	41,857	797
	HomeTrust Bancshares Inc.	34,259	796
	GCM Grosvenor Inc. Class A	100,908	792
	RBB Bancorp	35,684	789
	Perella Weinberg Partners Class A	109,565	788
	First Internet Bancorp	21,384	784
*	Southern First Bancshares Inc.	17,889	771
	MVB Financial Corp.	24,038	769
*	LendingTree Inc.	24,868	758
	Five Star Bancorp	29,701	755
	Oppenheimer Holdings Inc. Class A	20,659	750
	Summit Financial Group Inc.	26,184	747
	Amalgamated Financial Corp.	33,207	747
	Universal Insurance Holdings Inc.	61,628	736
	Civista Bancshares Inc.	34,356	727
	ACNB Corp.	20,011	712
	Enterprise Bancorp Inc.	22,024	709
*	Blue Foundry Bancorp	62,143	707
	Primis Financial Corp.	52,222	685
	Home Bancorp Inc.	17,329	677
	Guaranty Bancshares Inc.	19,506	676
	John Marshall Bancorp Inc.	26,787	675
	Tiptree Inc.	56,289	673
	Sierra Bancorp	32,369	671
	First Bancorp Inc. (XNGS)	23,053	669
	South Plains Financial Inc.	24,005	651
	AFC Gamma Inc.	37,258	648
	Orrstown Financial Services Inc.	25,069	645
	First Business Financial Services Inc.	18,971	631
	Northeast Bank	15,880	616
	Esquire Financial Holdings Inc.	16,429	614
	BCB Bancorp Inc.	34,022	612
	Regional Management Corp.	18,090	609
	Macatawa Bank Corp.	62,265	593
	Blue Ridge Bankshares Inc.	40,288	591
		Shares	Market Value• ($000)
	Sculptor Capital Management Inc. Class A	62,143	586
*	Hippo Holdings Inc.	604,261	586
	BayCom Corp.	30,278	563
	First Bank	36,783	551
	PCSB Financial Corp.	29,700	550
	Colony Bankcorp Inc.	38,659	546
*	Third Coast Bancshares Inc.	30,008	546
*	FVCBankcorp Inc.	28,310	545
	Red River Bancshares Inc.	10,416	532
	Parke Bancorp Inc.	23,873	530
	Capital Bancorp Inc.	21,343	529
	Donegal Group Inc. Class A	35,766	519
	PCB Bancorp	27,541	517
	Provident Bancorp Inc.	34,300	497
*	First Western Financial Inc.	18,693	496
*	Greenlight Capital Re Ltd. Class A	62,441	493
	Manning & Napier Inc.	37,705	480
	Investors Title Co.	3,215	474
	Unity Bancorp Inc.	16,831	472
	Luther Burbank Corp.	35,477	465
	HBT Financial Inc.	24,204	438
	Bankwell Financial Group Inc.	13,496	425
	Greene County Bancorp Inc.	7,994	425
	Silvercrest Asset Management Group Inc. Class A	23,742	424
[1]	Angel Oak Mortgage Inc.	29,348	407
*	Consumer Portfolio Services Inc.	34,149	398
	Pzena Investment Management Inc. Class A	40,127	382
	Nexpoint Real Estate Finance Inc.	18,506	380
*	eHealth Inc.	58,152	372
*	Republic First Bancorp Inc.	112,606	358
*,1	Bakkt Holdings Inc.	135,770	352
*	USCB Financial Holdings Inc.	26,132	340
	Curo Group Holdings Corp.	51,119	337
*	Oportun Financial Corp.	65,758	336
	First Guaranty Bancshares Inc.	14,461	322
*,1	Rigetti Computing Inc.	77,157	307
*	NI Holdings Inc.	19,645	258
*	Pioneer Bancorp Inc.	26,766	250
	Crawford & Co. Class A	40,157	244
	Chicago Atlantic Real Estate Finance Inc.	15,901	243
*	Root Inc. Blank	18,803	233
*	Sterling Bancorp Inc.	39,424	232
*	Trean Insurance Group Inc.	52,224	232
*	Velocity Financial LLC	19,734	225
	GAMCO Investors Inc. Class A	10,969	222
*	Doma Holdings Inc.	332,176	200
	Value Line Inc.	2,287	188

15

Russell 2000 Index Fund
		Shares	Market Value• ($000)
*	Sunlight Financial Holdings Inc.	55,996	171
	Associated Capital Group Inc. Class A	4,202	166
*	SWK Holdings Corp.	8,134	142
*	Finance of America Cos. Inc. Class A	89,585	109
*	MarketWise Inc.	39,200	109
*,1	OppFi Inc.	31,050	84
[1]	Home Point Capital Inc.	19,372	45
			962,320
Health Care (17.0%)
*	Shockwave Medical Inc.	84,354	25,041
*	Biohaven Pharmaceutical Holding Co. Ltd.	147,482	22,026
*	Karuna Therapeutics Inc.	69,616	17,756
*	Halozyme Therapeutics Inc.	321,204	13,083
*	Apellis Pharmaceuticals Inc.	215,376	13,032
*	HealthEquity Inc.	196,618	12,993
*	Lantheus Holdings Inc.	161,829	12,752
*	Inspire Medical Systems Inc.	64,405	12,333
*	LHC Group Inc.	70,577	11,396
*	Option Care Health Inc.	366,304	11,341
*	Intra-Cellular Therapies Inc.	217,037	10,908
	Ensign Group Inc.	127,609	10,885
*	STAAR Surgical Co.	113,580	10,744
*	Intellia Therapeutics Inc.	178,721	10,734
*	Omnicell Inc.	103,931	10,631
*	iRhythm Technologies Inc.	70,658	10,419
*	Blueprint Medicines Corp.	141,668	10,373
*	Cytokinetics Inc.	194,534	10,303
*	Global Blood Therapeutics Inc.	147,603	10,022
*	Arrowhead Pharmaceuticals Inc.	244,022	9,690
*	Medpace Holdings Inc.	65,308	9,640
*	Alkermes plc	386,269	9,143
*	Haemonetics Corp.	120,294	9,026
*	PTC Therapeutics Inc.	166,497	8,315
*	Beam Therapeutics Inc.	150,669	8,227
*	Axonics Inc.	111,287	8,040
*	Inari Medical Inc.	114,309	7,927
*	Merit Medical Systems Inc.	132,402	7,842
*	ChemoCentryx Inc.	149,544	7,624
*	1Life Healthcare Inc.	427,442	7,356
*	Amicus Therapeutics Inc.	653,764	7,342
*	LivaNova plc	127,202	7,155
*	Progyny Inc.	177,404	7,133
*	Evolent Health Inc. Class A	193,848	7,124
*	R1 RCM Inc.	320,335	6,999
*	Insmed Inc.	282,835	6,963
	Select Medical Holdings Corp.	255,971	6,563
*	Denali Therapeutics Inc.	233,773	6,468
*	BioCryst Pharmaceuticals Inc.	439,796	6,113
*	Prestige Consumer Healthcare Inc.	119,263	6,032
	CONMED Corp.	66,794	5,916
	Patterson Cos. Inc.	206,627	5,763
*	Pacira BioSciences Inc.	106,344	5,581
		Shares	Market Value• ($000)
*,1	Neogen Corp.	256,658	5,364
*	Twist Bioscience Corp.	133,146	5,342
*	NuVasive Inc.	124,137	5,277
*	Glaukos Corp.	108,488	5,267
*	AbCellera Biologics Inc.	489,686	5,230
*	Corcept Therapeutics Inc.	201,731	5,209
	Owens & Minor Inc.	174,900	5,161
*	Fate Therapeutics Inc.	197,264	5,156
*	AtriCure Inc.	108,089	4,931
*	Integer Holdings Corp.	77,951	4,916
*	Arvinas Inc.	115,095	4,873
*	ACADIA Pharmaceuticals Inc.	284,525	4,675
*	Sage Therapeutics Inc.	123,210	4,640
*	Axsome Therapeutics Inc.	68,136	4,347
	Embecta Corp.	135,809	4,335
*	Myriad Genetics Inc.	188,033	4,201
*	Relay Therapeutics Inc.	181,116	4,160
*	Privia Health Group Inc.	102,710	4,087
*	Vir Biotechnology Inc.	171,496	4,073
*	Apollo Medical Holdings Inc.	92,098	3,972
*	Supernus Pharmaceuticals Inc.	115,898	3,967
*	Travere Thrapeutics Inc.	144,177	3,858
*	Iovance Biotherapeutics Inc.	356,958	3,827
*	Nevro Corp.	82,575	3,742
*	Cerevel Therapeutics Holdings Inc.	128,499	3,739
*	Prometheus Biosciences Inc.	69,374	3,629
*	Pediatrix Medical Group Inc.	203,377	3,624
*	Xencor Inc.	135,909	3,587
*	Ironwood Pharmaceuticals Inc. Class A	323,487	3,481
*	Krystal Biotech Inc.	49,585	3,476
*	Veracyte Inc.	169,554	3,459
*	Recursion Pharmaceuticals Inc. Class A	319,671	3,360
*	Verve Therapeutics Inc.	87,367	3,351
*	Meridian Bioscience Inc.	101,799	3,318
*	Ligand Pharmaceuticals Inc.	35,856	3,313
*	TransMedics Group Inc.	63,645	3,311
*	Celldex Therapeutics Inc.	108,859	3,309
*	Revance Therapeutics Inc.	165,744	3,298
*	CorVel Corp.	21,201	3,294
*	Agios Pharmaceuticals Inc.	128,863	3,286
*	Silk Road Medical Inc.	81,864	3,261
*	Addus HomeCare Corp.	36,524	3,259
*	Vaxcyte Inc.	124,522	3,257
*	ModivCare Inc.	30,001	3,250
*	Dynavax Technologies Corp.	279,832	3,210
*	Multiplan Corp.	894,880	3,150
*	Cytek Biosciences Inc.	270,384	3,150
*	Pacific Biosciences of California Inc.	534,088	3,130
*	REVOLUTION Medicines Inc.	149,765	3,120
*	AdaptHealth Corp. Class A	171,002	3,073

16

Russell 2000 Index Fund
		Shares	Market Value• ($000)
*	Catalyst Pharmaceuticals Inc.	226,441	3,066
*	Alignment Healthcare Inc.	199,422	3,033
*	Phreesia Inc.	116,109	2,979
*	ImmunoGen Inc.	508,222	2,953
*	NeoGenomics Inc.	293,633	2,951
*	Arcus Biosciences Inc.	121,704	2,931
*	Syndax Pharmaceuticals Inc.	122,598	2,895
*	Emergent BioSolutions Inc.	119,195	2,863
*	Enanta Pharmaceuticals Inc.	46,360	2,822
*	REGENXBIO Inc.	94,817	2,797
*	Vericel Corp.	112,030	2,795
*	Avanos Medical Inc.	111,486	2,746
*,1	Lyell Immunopharma Inc.	409,503	2,744
*	IVERIC bio Inc.	277,511	2,731
*	Harmony Biosciences Holdings Inc.	62,083	2,726
*	Amphastar Pharmaceuticals Inc.	90,908	2,691
*	Bridgebio Pharma Inc.	247,765	2,602
*	Surgery Partners Inc.	94,010	2,588
*	Allogene Therapeutics Inc.	188,443	2,584
*	FibroGen Inc.	206,942	2,574
*	Kymera Therapeutics Inc.	89,327	2,525
	US Physical Therapy Inc.	30,497	2,519
*	Avid Bioservices Inc.	144,417	2,487
*,1	Warby Parker Inc. Class A	197,384	2,481
	Healthcare Services Group Inc.	175,385	2,468
*	American Well Corp. Class A	541,996	2,466
*,1	PROCEPT BioRobotics Corp.	60,749	2,459
*	Zentalis Pharmaceuticals Inc.	90,877	2,436
*	Editas Medicine Inc. Class A	163,391	2,402
*	Cano Health Inc.	383,652	2,367
*	CareDx Inc.	120,251	2,356
*	Crinetics Pharmaceuticals Inc.	124,649	2,353
*	Adaptive Biotechnologies Corp.	263,617	2,351
*	Clover Health Investments Corp. Class A	900,609	2,351
*	Aurinia Pharmaceuticals Inc.	318,406	2,343
*	RadNet Inc.	116,202	2,334
*,1	Cassava Sciences Inc.	90,598	2,331
*	Prothena Corp. plc	83,936	2,314
	LeMaitre Vascular Inc.	46,246	2,284
*	SpringWorks Therapeutics Inc.	82,184	2,282
*	Avidity Biosciences Inc.	115,665	2,269
*	NextGen Healthcare Inc.	131,930	2,261
*	Aclaris Therapeutics Inc.	141,222	2,247
*	TG Therapeutics Inc.	315,196	2,247
*	Geron Corp. (XNGS)	848,718	2,241
*	Arcutis Biotherapeutics Inc.	82,940	2,235
*	Fulgent Genetics Inc.	51,051	2,219
*	Madrigal Pharmaceuticals Inc.	30,082	2,170
*	Chinook Therapeutics Inc.	103,362	2,150
		Shares	Market Value• ($000)
*	MannKind Corp.	587,119	2,143
*	Heska Corp.	22,888	2,084
*	OPKO Health Inc.	956,010	2,084
*	Kura Oncology Inc.	150,291	2,083
*	Gossamer Bio Inc.	148,755	2,075
*	Outset Medical Inc.	113,274	2,072
	National HealthCare Corp.	29,766	2,067
*	Artivion Inc.	92,281	2,045
*	Innoviva Inc.	150,117	1,976
	Atrion Corp.	3,254	1,965
*,1	Butterfly Network Inc.	314,261	1,958
*	AngioDynamics Inc.	88,151	1,952
*	DocGo Inc.	190,982	1,948
*	Coherus Biosciences Inc.	174,015	1,945
*	Brookdale Senior Living Inc.	439,166	1,932
*,1	Senseonics Holdings Inc.	1,083,161	1,928
*,1	Paragon 28 Inc.	109,561	1,923
*	Varex Imaging Corp.	91,153	1,922
*	Relmada Therapeutics Inc.	65,393	1,906
*	BioLife Solutions Inc.	79,549	1,878
*	Cutera Inc.	39,122	1,868
*,1	Sorrento Therapeutics Inc.	904,463	1,854
*	Hims & Hers Health Inc.	287,463	1,828
*	Cogent Biosciences Inc.	105,601	1,741
*	Agenus Inc.	643,332	1,737
*	Deciphera Pharmaceuticals Inc.	106,267	1,725
*,1	Bionano Genomics Inc.	689,476	1,710
*,1	Point Biopharma Global Inc.	174,484	1,701
*	Nektar Therapeutics Class A	429,302	1,691
[1]	SIGA Technologies Inc.	111,686	1,684
*	Aerie Pharmaceuticals Inc.	111,366	1,682
*	OrthoPediatrics Corp.	34,143	1,676
*	Cerus Corp.	407,292	1,674
*	Morphic Holding Inc.	60,774	1,672
*	Hanger Inc.	89,385	1,665
*	Nurix Therapeutics Inc.	105,719	1,663
*	Invitae Corp.	543,500	1,652
*	Rapt Therapeutics Inc.	61,460	1,642
*	Castle Biosciences Inc.	56,091	1,627
*	Design Therapeutics Inc.	80,118	1,623
*	Rocket Pharmaceuticals Inc.	103,836	1,600
*,1	EQRx Inc.	324,319	1,586
*	Treace Medical Concepts Inc.	78,782	1,578
*	Reata Pharmaceuticals Inc. Class A	65,302	1,561
*	Mersana Therapeutics Inc.	207,642	1,557
*	Inogen Inc.	54,239	1,553
*	Anavex Life Sciences Corp.	161,859	1,552
*	Health Catalyst Inc.	128,502	1,542
*	Sangamo Therapeutics Inc.	284,293	1,535
*	Alector Inc.	147,023	1,522
*	UFP Technologies Inc.	16,190	1,506
*	NanoString Technologies Inc.	109,434	1,484
*	Pulmonx Corp.	80,804	1,484
*,1	Sana Biotechnology Inc.	211,414	1,440
*	Collegium Pharmaceutical Inc.	80,204	1,410
*	Accolade Inc.	138,046	1,405

17

Russell 2000 Index Fund
		Shares	Market Value• ($000)
*	Keros Therapeutics Inc.	39,730	1,405
*	Y-mAbs Therapeutics Inc.	86,567	1,392
*,1	Erasca Inc.	154,042	1,389
*	Vanda Pharmaceuticals Inc.	130,804	1,384
*	23andMe Holding Co. Class A	407,418	1,373
*	Theravance Biopharma Inc.	152,225	1,372
*	CTI BioPharma Corp.	218,362	1,371
*	Viridian Therapeutics Inc.	61,392	1,364
*	Replimune Group Inc.	71,457	1,362
*	Atea Pharmaceuticals Inc.	180,130	1,351
*,1	Nano-X Imaging Ltd.	99,137	1,320
*	SI-BONE Inc.	79,539	1,312
*	NGM Biopharmaceuticals Inc.	92,831	1,310
*,1	Ocugen Inc.	506,062	1,306
*	2seventy bio Inc.	88,408	1,302
*	SomaLogic Inc.	353,384	1,300
*	Day One Biopharmaceuticals Inc.	55,205	1,297
*	Alphatec Holdings Inc.	166,793	1,266
*	HealthStream Inc.	57,190	1,266
*	Caribou Biosciences Inc.	127,214	1,256
*	Cardiovascular Systems Inc.	93,681	1,238
*	iTeos Therapeutics Inc.	55,601	1,233
*	Seer Inc. Class A	121,985	1,232
*	Inhibrx Inc.	69,392	1,231
*	ViewRay Inc.	354,068	1,211
*	PMV Pharmaceuticals Inc.	86,945	1,210
*	Inovio Pharmaceuticals Inc.	520,814	1,193
*	ADMA Biologics Inc.	441,932	1,193
	National Research Corp.	33,895	1,156
*	Forma Therapeutics Holdings Inc.	85,988	1,152
*	Kezar Life Sciences Inc.	110,393	1,135
*	AnaptysBio Inc.	48,055	1,116
*	Nkarta Inc.	76,829	1,106
*	Esperion Therapeutics Inc.	148,124	1,105
*	Cara Therapeutics Inc.	106,507	1,099
*	Surmodics Inc.	32,480	1,094
*	ANI Pharmaceuticals Inc.	29,621	1,093
*	LifeStance Health Group Inc.	171,285	1,077
*	MaxCyte Inc.	206,997	1,076
*	Ventyx Biosciences Inc.	52,675	1,075
*	Cincor Pharma Inc.	31,560	1,066
*	DICE Therapeutics Inc.	67,307	1,057
*	908 Devices Inc.	52,064	1,049
*	Agiliti Inc.	64,666	1,039
*	Computer Programs and Systems Inc.	33,781	1,031
*	Codexis Inc.	144,991	1,016
*	C4 Therapeutics Inc.	99,745	1,005
*	Intercept Pharmaceuticals Inc.	57,575	1,000
*	Tricida Inc.	79,446	995
*	Kinnate Biopharma Inc.	68,686	995
*	Bluebird Bio Inc.	169,698	991
*	Heron Therapeutics Inc.	242,338	991
*	CareMax Inc.	141,765	970
*	Pennant Group Inc.	61,442	963
*	Protagonist Therapeutics Inc.	109,377	954
*	Adicet Bio Inc.	67,299	953
		Shares	Market Value• ($000)
*	KalVista Pharmaceuticals Inc.	57,624	949
*	MiMedx Group Inc.	268,558	948
*	Cullinan Oncology Inc.	70,010	944
*	Mirum Pharmaceuticals Inc.	37,332	933
*	Ocular Therapeutix Inc.	181,317	921
*	Karyopharm Therapeutics Inc.	181,459	918
*	Orthofix Medical Inc.	45,848	912
*,1	Vaxart Inc.	294,142	912
*	Imago Biosciences Inc.	62,607	910
*	Axogen Inc.	95,361	894
*	Affimed NV	334,375	876
*	Atara Biotherapeutics Inc.	217,134	871
*	Instil Bio Inc.	165,711	862
*	Seres Therapeutics Inc.	166,521	856
*	Kiniksa Pharmaceuticals Ltd. Class A	73,061	856
*,1	Cue Health Inc.	256,376	854
*	Ideaya Biosciences Inc.	83,870	824
*	Evolus Inc.	84,636	813
*	Eagle Pharmaceuticals Inc.	24,616	807
*	Inotiv Inc.	41,178	806
*	Eiger BioPharmaceuticals Inc.	96,338	796
*	Stoke Therapeutics Inc.	52,758	795
*	Community Health Systems Inc.	296,734	789
*	Kodiak Sciences Inc.	78,453	785
*	Anika Therapeutics Inc.	34,499	780
*	Akero Therapeutics Inc.	66,028	776
*,1	ImmunityBio Inc.	192,235	769
*	Nuvation Bio Inc.	273,207	765
*	Arcturus Therapeutics Holdings Inc.	54,259	762
*	Zimvie Inc.	49,609	755
*	Quanterix Corp.	79,968	748
	Utah Medical Products Inc.	8,035	738
*	Dyne Therapeutics Inc.	74,653	732
*	OraSure Technologies Inc.	173,571	710
*	Albireo Pharma Inc.	40,572	710
*	Vera Therapeutics Inc. Class A	32,656	710
	Phibro Animal Health Corp. Class A	47,864	709
*	Edgewise Therapeutics Inc.	70,266	708
*	Bright Health Group Inc.	454,248	686
*,1	Amylyx Pharmaceuticals Inc.	27,101	684
*,1	Nuvalent Inc. Class A	39,900	674
*	Quantum-Si Inc.	215,144	671
*	ALX Oncology Holdings Inc.	50,819	661
*	OptimizeRx Corp.	41,305	656
*	Tarsus Pharmaceuticals Inc.	42,667	656
*,1	Liquidia Corp.	112,477	649
*	Bioxcel Therapeutics Inc.	45,151	618
*	EyePoint Pharmaceuticals Inc.	61,371	614
*	RxSight Inc.	48,660	609
*	Joint Corp.	33,306	608
*	PetIQ Inc. Class A	64,902	606
*	Fulcrum Therapeutics Inc.	81,336	602

18

Russell 2000 Index Fund
		Shares	Market Value• ($000)
*	MeiraGTx Holdings plc	71,572	594
*	Sutro Biopharma Inc.	104,364	591
*	Organogenesis Holdings Inc. Class A	164,288	590
*	Aura Biosciences Inc.	43,756	585
*	Rigel Pharmaceuticals Inc.	410,564	583
*	Provention Bio Inc.	132,869	574
*	MacroGenics Inc.	143,233	569
	iRadimed Corp.	16,935	568
*	Arbutus Biopharma Corp.	255,502	567
*	Generation Bio Co.	109,939	563
*	4D Molecular Therapeutics Inc.	70,890	557
*	Adagio Therapeutics Inc.	121,966	556
*	Allovir Inc.	73,957	555
*	Bioventus Inc. Class A	74,844	547
*	SeaSpine Holdings Corp.	84,338	540
*	Monte Rosa Therapeutics Inc.	67,489	535
*	Precigen Inc.	240,846	532
*	Amneal Pharmaceuticals Inc.	242,389	526
*	Xeris Biopharma Holdings Inc.	313,898	524
*,1	Century Therapeutics Inc.	47,932	504
*	Immunovant Inc.	95,476	492
*	Berkeley Lights Inc.	132,045	485
*,1	Vicarious Surgical Inc.	129,567	483
[1]	Zynex Inc.	53,675	480
*	Lexicon Pharmaceuticals Inc.	172,712	475
*	Foghorn Therapeutics Inc.	47,430	471
*	Phathom Pharmaceuticals Inc.	54,663	467
*	Aadi Bioscience Inc.	34,481	467
*	IGM Biosciences Inc.	23,742	461
*	Tango Therapeutics Inc.	110,711	454
*	Chimerix Inc.	201,864	444
*,1	Janux Therapeutics Inc.	40,609	439
*	Aerovate Therapeutics Inc.	21,895	434
*	Akoya Biosciences Inc.	37,453	427
*	Absci Corp.	126,182	425
*	Rallybio Corp.	38,291	423
*	Arcellx Inc.	23,386	420
*	VBI Vaccines Inc.	459,720	412
*	Convey Health Solutions Holdings Inc.	38,861	408
*	Kronos Bio Inc.	97,290	389
*	Tactile Systems Technology Inc.	46,305	382
*	Sema4 Holdings Corp.	373,251	381
*	Jounce Therapeutics Inc.	100,782	369
*	HilleVax Inc.	30,998	369
*	Sight Sciences Inc.	51,173	357
*	Singular Genomics Systems Inc.	132,432	354
*,1	Outlook Therapeutics Inc.	276,171	309
*	P3 Health Partners Inc.	61,719	304
*	Tenaya Therapeutics Inc.	67,540	297
*	Praxis Precision Medicines Inc.	88,416	276
*	Oncology Institute Inc.	43,320	275
*	Alpine Immune Sciences Inc.	36,038	271
*	Athira Pharma Inc.	80,020	270
*	Theseus Pharmaceuticals Inc.	39,594	270
*	Sharecare Inc.	141,437	259
		Shares	Market Value• ($000)
*	Nautilus Biotechnology Inc.	115,533	255
*	Icosavax Inc.	53,172	251
	AirSculpt Technologies Inc.	28,642	250
*	Pardes Biosciences Inc.	65,332	229
*	Science 37 Holdings Inc.	143,344	226
*,1	Tyra Biosciences Inc.	30,725	203
*	Aveanna Healthcare Holdings Inc.	102,948	187
*	An2 Therapeutics Inc.	10,727	184
*	PepGen Inc.	19,276	183
*	Babylon Holdings Ltd. Classs A	250,955	179
*	Talaris Therapeutics Inc.	52,909	175
*	Innovage Holding Corp.	45,548	167
*	ATI Physical Therapy Inc.	172,444	155
*	Humacyte Inc.	40,615	148
*	Thorne HealthTech Inc.	31,672	148
*,1	Enochian Biosciences Inc.	45,529	112
*	Celularity Inc.	35,864	97
*,1	GreenLight Biosciences Holdings PBC	32,279	92
*	VistaGen Therapeutics Inc.	450,216	83
*	Alpha Teknova Inc.	14,470	65
*,1,2	Tobira Therapeutics Inc. CVR	6,201	28
*	Gelesis Holdings Inc.	22,741	28
*	Tenon Medical Inc.	7,535	15
*,2	PDL BioPharma Inc.	712	1
*,2	Synergy Pharmaceuticals Inc.	224,815	—
*,2	Progenics Pharmaceuticals Inc. CVR	110,304	—
*,2	Achillion Pharma CVR Alexion Pharmaceuticals Inc.	1,085	—
			978,709
Industrials (16.1%)
*	Chart Industries Inc.	87,039	16,873
	EMCOR Group Inc.	119,958	14,265
*	Saia Inc.	62,971	13,024
*	ExlService Holdings Inc.	76,649	12,855
*	ASGN Inc.	118,884	11,496
	Exponent Inc.	122,144	11,464
*	AMN Healthcare Services Inc.	105,982	10,878
*	Bloom Energy Corp. Class A	416,351	10,579
	Applied Industrial Technologies Inc.	90,704	9,616
	Simpson Manufacturing Co. Inc.	102,708	9,515
	Franklin Electric Co. Inc.	109,224	9,486
	Insperity Inc.	85,916	9,367
	Triton International Ltd.	150,661	8,978
	Watts Water Technologies Inc. Class A	64,804	8,977
*	Fluor Corp.	337,374	8,920
	Maximus Inc.	145,548	8,819
*	ATI Inc.	294,102	8,802
*	Atkore Inc.	101,894	8,601
	Comfort Systems USA Inc.	83,998	8,428
	HB Fuller Co.	125,675	8,151
	GATX Corp.	84,141	8,129

19

Russell 2000 Index Fund
		Shares	Market Value• ($000)
	Zurn Elkay Water Solutions Corp.	294,219	8,115
*	Aerojet Rocketdyne Holdings Inc.	188,091	8,101
*	Marqeta Inc. Class A	1,028,775	8,014
*	Summit Materials Inc. Class A	280,926	7,984
	John Bean Technologies Corp.	74,989	7,743
	Korn Ferry	126,931	7,733
*	Dycom Industries Inc.	68,455	7,675
*	API Group Corp.	490,469	7,627
	ABM Industries Inc.	158,969	7,376
	Otter Tail Corp.	97,404	7,358
*	TriNet Group Inc.	88,675	7,307
	Hillenbrand Inc.	172,060	7,170
*	Resideo Technologies Inc.	342,705	7,135
*	Beacon Roofing Supply Inc.	128,648	7,064
	Matson Inc.	94,884	6,989
	Herc Holdings Inc.	60,763	6,838
	Belden Inc.	103,942	6,806
	ManTech International Corp. Class A	70,860	6,796
*	Atlas Air Worldwide Holdings Inc.	66,449	6,640
	Albany International Corp. Class A	74,884	6,604
	Badger Meter Inc.	69,395	6,571
*	ACI Worldwide Inc.	271,473	6,434
	UniFirst Corp.	35,555	6,409
*	Hub Group Inc. Class A	79,438	6,340
*	Alight Inc. Class A	802,968	6,327
*	StoneCo. Ltd. Class A	657,011	6,228
	Forward Air Corp.	63,654	6,177
	Werner Enterprises Inc.	154,054	6,130
	EnerSys	98,215	6,126
	Brink's Co.	109,984	6,080
*	SPX Technologies Inc.	104,943	5,988
	AAON Inc.	103,730	5,962
	Encore Wire Corp.	44,978	5,852
	Altra Industrial Motion Corp.	154,102	5,848
*	Enovix Corp.	257,932	5,705
	Federal Signal Corp.	141,275	5,633
*	Verra Mobility Corp. Class A	345,758	5,511
	Terex Corp.	161,605	5,369
	Installed Building Products Inc.	57,305	5,190
	Brady Corp. Class A	111,121	5,172
	Moog Inc. Class A	67,874	5,089
*	CBIZ Inc.	116,519	5,087
*	Itron Inc.	106,643	5,074
	ESCO Technologies Inc.	60,932	4,962
*	GMS Inc.	102,297	4,931
	Kadant Inc.	27,440	4,924
	Scorpio Tankers Inc.	117,457	4,886
*	AeroVironment Inc.	54,944	4,871
	McGrath RentCorp.	57,250	4,839
	Trinity Industries Inc.	197,442	4,814
*	O-I Glass Inc.	368,162	4,790
	EVERTEC Inc.	142,194	4,778
	ArcBest Corp.	57,801	4,655
	Kennametal Inc.	195,546	4,584
	Bread Financial Holdings Inc.	118,822	4,566
*	NV5 Global Inc.	32,058	4,512
		Shares	Market Value• ($000)
	CSW Industrials Inc.	35,542	4,500
	EnPro Industries Inc.	49,221	4,457
	ICF International Inc.	43,673	4,435
*	Masonite International Corp.	53,368	4,367
*	Air Transport Services Group Inc.	139,746	4,211
	Helios Technologies Inc.	76,946	4,203
	Lindsay Corp.	26,096	4,185
	Mueller Water Products Inc. Class A	368,782	4,160
*	Veritiv Corp.	34,474	4,109
	Greif Inc. Class A	61,111	4,097
	Maxar Technologies Inc.	171,926	4,097
*	Evo Payments Inc. Class A	111,934	3,730
*	Vicor Corp.	52,057	3,703
*,1	Nikola Corp.	690,801	3,703
*	MYR Group Inc.	39,616	3,682
*	Kratos Defense & Security Solutions Inc.	292,592	3,669
	Barnes Group Inc.	116,003	3,602
*,1	Frontline Ltd.	296,023	3,511
*	CryoPort Inc.	105,384	3,442
	International Seaways Inc.	116,517	3,441
*	AAR Corp.	80,092	3,434
	Griffon Corp.	109,045	3,419
*	Payoneer Global Inc.	512,249	3,391
	Textainer Group Holdings Ltd.	109,786	3,335
*	Huron Consulting Group Inc.	49,819	3,333
*	Gibraltar Industries Inc.	78,025	3,265
*	Flywire Corp.	131,282	3,264
	Granite Construction Inc.	107,682	3,228
*	OSI Systems Inc.	38,384	3,198
*,1	Virgin Galactic Holdings Inc.	540,749	3,196
*	Proterra Inc.	525,387	3,173
*	ZipRecruiter Inc. Class A	189,617	3,163
*,1	Joby Aviation Inc.	595,230	3,155
	Alamo Group Inc.	23,767	3,108
*	Energy Recovery Inc.	132,419	3,038
*	PGT Innovations Inc.	139,529	2,919
	SFL Corp. Ltd.	271,577	2,906
	Enerpac Tool Group Corp. Class A	144,430	2,802
*	Donnelley Financial Solutions Inc.	65,727	2,790
[1]	Golden Ocean Group Ltd.	290,735	2,788
*	Rocket Lab USA Inc.	504,326	2,774
	TriMas Corp.	100,602	2,769
	Marten Transport Ltd.	139,673	2,767
*	Construction Partners Inc. Class A	94,207	2,756
	Patrick Industries Inc.	52,000	2,754
*	CoreCivic Inc.	286,324	2,729
*	AvidXchange Holdings Inc.	346,355	2,698
*	Hillman Solutions Corp.	319,740	2,683
	Tennant Co.	43,968	2,653
	Kforce Inc.	48,340	2,645
*	Montrose Environmental Group Inc.	64,983	2,613
	DHT Holdings Inc.	332,934	2,600
	Standex International Corp.	28,319	2,560
	Primoris Services Corp.	125,484	2,544

20

Russell 2000 Index Fund
		Shares	Market Value• ($000)
*	Proto Labs Inc.	65,433	2,513
	AZZ Inc.	57,967	2,470
*	Mirion Technologies Inc.	323,288	2,447
	H&E Equipment Services Inc.	75,741	2,398
*	Legalzoom.com Inc.	231,301	2,382
*	TuSimple Holdings Inc. Class A	330,851	2,379
	TTEC Holdings Inc.	44,774	2,344
*	Green Dot Corp. Class A	114,724	2,328
*,1	PureCycle Technologies Inc.	251,313	2,294
*	JELD-WEN Holding Inc.	204,368	2,279
	Trinseo plc	85,537	2,269
*,1	Flex LNG Ltd.	67,523	2,233
*	Cross Country Healthcare Inc.	86,919	2,206
*	Remitly Global Inc.	198,817	2,187
	Apogee Enterprises Inc.	52,788	2,156
	Greenbrier Cos. Inc.	75,444	2,151
	Kaman Corp.	66,424	2,107
	Astec Industries Inc.	54,329	2,074
*	Napco Security Technologies Inc.	69,842	2,071
*	American Woodmark Corp.	39,289	2,036
	Columbus McKinnon Corp.	66,278	2,030
	Mesa Laboratories Inc.	11,874	2,029
*,1	Desktop Metal Inc. Class A	627,659	1,996
*	Janus International Group Inc.	192,771	1,991
*	Triumph Group Inc.	152,150	1,976
	Deluxe Corp.	102,244	1,967
	Shyft Group Inc.	81,822	1,960
*	Repay Holdings Corp. Class A	206,967	1,923
*	First Advantage Corp.	138,752	1,920
	Wabash National Corp.	115,221	1,895
*	SP Plus Corp.	55,074	1,825
*	Modine Manufacturing Co.	117,529	1,761
*	Sterling Infrastructure Inc.	69,635	1,761
	Quanex Building Products Corp.	78,454	1,750
*	International Money Express Inc.	77,167	1,729
*	Titan International Inc.	121,289	1,702
	Heartland Express Inc.	111,042	1,682
	Myers Industries Inc.	85,924	1,660
*	Conduent Inc.	402,281	1,645
*	BTRS Holdings Inc. Class A	236,895	1,601
*	TrueBlue Inc.	77,234	1,586
	Chase Corp.	17,896	1,578
*	BlueLinx Holdings Inc.	22,261	1,560
	Douglas Dynamics Inc.	53,450	1,555
	CRA International Inc.	16,925	1,547
*	Great Lakes Dredge & Dock Corp.	154,980	1,483
*	Titan Machinery Inc.	47,845	1,473
	Resources Connection Inc.	74,851	1,463
*	FARO Technologies Inc.	43,388	1,456
	Costamare Inc.	126,860	1,431
	Gorman-Rupp Co.	53,629	1,416
*	Franklin Covey Co.	29,712	1,413
		Shares	Market Value• ($000)
*	Vivint Smart Home Inc.	225,383	1,411
*	Cimpress plc	41,917	1,408
	Eagle Bulk Shipping Inc.	31,901	1,386
*	Thermon Group Holdings Inc.	78,529	1,378
	Barrett Business Services Inc.	16,983	1,369
	Kelly Services Inc. Class A	83,679	1,348
*	Teekay Tankers Ltd. Class A	54,311	1,336
*	Paysafe Ltd.	800,417	1,321
	Heidrick & Struggles International Inc.	46,041	1,310
*	Paya Holdings Inc.	206,641	1,296
	Ennis Inc.	60,168	1,277
	Insteel Industries Inc.	44,146	1,276
*	Transcat Inc.	17,000	1,260
*	I3 Verticals Inc. Class A	51,950	1,214
*	Sterling Check Corp.	56,233	1,197
	Pitney Bowes Inc.	413,817	1,196
	Genco Shipping & Trading Ltd.	87,123	1,194
[1]	Nordic American Tankers Ltd.	452,169	1,176
	Cass Information Systems Inc.	31,630	1,160
*	Ducommun Inc.	26,333	1,159
	Argan Inc.	33,074	1,144
	Pactiv Evergreen Inc.	102,697	1,140
*	Babcock & Wilcox Enterprises Inc.	141,619	1,130
*	Diversey Holdings Ltd.	184,142	1,129
*,1	Hyliion Holdings Corp.	317,686	1,115
*	Forrester Research Inc.	26,693	1,110
	Luxfer Holdings plc	65,807	1,083
*,1	Workhorse Group Inc.	345,313	1,081
	Allied Motion Technologies Inc.	30,419	1,065
*	BrightView Holdings Inc.	105,003	1,063
	Dorian LPG Ltd.	72,878	1,060
	VSE Corp.	25,299	1,059
*	Archer Aviation Inc. Class A	295,146	1,045
*	Infrastructure and Energy Alternatives Inc.	71,737	1,019
*	Vishay Precision Group Inc.	29,163	1,001
*,1	Microvast Holdings Inc.	404,590	995
	Cadre Holdings Inc.	38,798	989
*	Target Hospitality Corp.	72,949	969
	REV Group Inc.	83,232	959
*	V2X Inc.	27,628	958
*,1	Danimer Scientific Inc.	215,269	958
*	DXP Enterprises Inc.	35,719	949
*	Custom Truck One Source Inc.	140,520	925
*	Cantaloupe Inc.	137,476	876
*	Hudson Technologies Inc.	101,319	841
*	Aspen Aerogels Inc.	64,522	839
	Greif Inc. Class B	12,709	830
	National Presto Industries Inc.	12,138	828
*	Hireright Holdings Corp.	50,050	814
*	Ardmore Shipping Corp.	82,136	792
*	Manitowoc Co. Inc.	81,415	777
	Hyster-Yale Materials Handling Inc.	25,759	750

21

Russell 2000 Index Fund
		Shares	Market Value• ($000)
	Covenant Logistics Group Inc. Class A	26,140	735
*	CS Disco Inc.	52,602	726
*	Aersale Corp.	37,572	724
*	CIRCOR International Inc.	43,603	711
*	Advantage Solutions Inc.	194,011	706
*	ShotSpotter Inc.	20,941	683
*	Blade Air Mobility Inc.	132,257	682
*	Tutor Perini Corp.	98,950	671
	Kronos Worldwide Inc.	51,978	669
	Universal Logistics Holdings Inc.	17,329	633
*	Markforged Holding Corp.	260,499	633
*	IES Holdings Inc.	20,723	630
*	Radiant Logistics Inc.	89,580	627
*	Willdan Group Inc.	27,336	622
	Miller Industries Inc.	26,386	620
*	Skillsoft Corp.	190,711	614
*,1	Sarcos Technology and Robotics Corp.	179,323	588
*	Daseke Inc.	96,136	583
*	Teekay Corp.	166,194	580
*,1	Velo3D Inc.	134,121	578
*	Velodyne Lidar Inc.	458,621	573
	Safe Bulkers Inc.	173,334	553
*	Astronics Corp.	59,936	552
	Caesarstone Ltd.	53,897	549
*	Ranpak Holdings Corp. Class A	102,622	543
	Park Aerospace Corp.	46,614	537
	Powell Industries Inc.	21,702	535
*	DHI Group Inc.	101,380	517
*	Blue Bird Corp.	41,848	497
*	Moneylion Inc.	342,072	489
	United States Lime & Minerals Inc.	4,716	485
	Information Services Group Inc.	83,868	484
*,1	View Inc.	266,124	474
*	PAM Transportation Services Inc.	15,643	465
	Preformed Line Products Co.	5,969	464
*	Distribution Solutions Group Inc.	11,590	461
	Eneti Inc.	55,003	460
*	Evolv Technologies Holdings Inc.	199,221	452
*,1	Hyzon Motors Inc.	206,498	440
*	Concrete Pumping Holdings Inc.	62,563	419
*	Spire Global Inc.	298,900	403
*	PFSweb Inc.	39,433	373
*	Hydrofarm Holdings Group Inc.	105,224	358
*	Atlas Technical Consultants Inc.	41,237	351
*,1	Cerberus Cyber Sentinel Corp.	110,082	299
*,1	Astra Space Inc.	341,043	291
*	Atlanticus Holdings Corp.	10,018	285
*,1	Lightning eMotors Inc.	94,734	269
*	Quad/Graphics Inc.	84,305	266
*,1	Berkshire Grey Inc.	118,135	239
*	Karat Packaging Inc.	13,174	236
*,1	Terran Orbital Corp.	55,217	232
*	IBEX Holdings Ltd.	13,546	229
*	Momentus Inc.	125,567	222
		Shares	Market Value• ($000)
*	Xos Inc.	126,108	192
*	Latch Inc.	162,104	173
*	Priority Technology Holdings Inc.	41,438	166
*	Redwire Corp.	44,506	123
*	CompoSecure Inc.	17,893	103
*	AEye Inc.	60,864	94
*	Fathom Digital Manufacturing Corp.	23,188	88
*	Cepton Inc.	17,966	32
			925,507
Other (0.0%)[3]
[1]	Orchid Island Capital Inc. REIT	83,729	1,132
*,1,2	Contra Zogenix Inc. CVR	124,734	250
*,2	Aduro Biotech Inc. CVR	17,431	3
*,2	GTX Inc. CVR	846	1
*,2	Contra Flexion Therape CVR	111	—
			1,386
Real Estate (6.8%)
	Agree Realty Corp.	175,892	13,248
	STAG Industrial Inc.	427,140	13,156
	Terreno Realty Corp.	176,033	10,736
*	Ryman Hospitality Properties Inc.	127,469	10,480
	Independence Realty Trust Inc.	525,030	10,212
	Kite Realty Group Trust	515,998	9,990
	Physicians Realty Trust	533,145	8,882
	Phillips Edison & Co. Inc.	270,938	8,852
	Sabra Health Care REIT Inc.	546,996	8,188
	Apple Hospitality REIT Inc.	509,774	8,110
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	202,091	7,987
	Broadstone Net Lease Inc.	401,056	7,676
	PotlatchDeltic Corp.	161,950	7,518
	Essential Properties Realty Trust Inc.	309,401	7,005
	Corporate Office Properties Trust	267,183	6,904
	National Health Investors Inc.	104,409	6,840
	LXP Industrial Trust	670,530	6,746
*	Equity Commonwealth	255,636	6,726
*	DigitalBridge Group Inc.	349,640	6,224
	Outfront Media Inc.	347,244	6,146
	Innovative Industrial Properties Inc.	65,729	6,029
	SITE Centers Corp.	461,806	5,985
*	Cushman & Wakefield plc	376,200	5,628
*	Sunstone Hotel Investors Inc.	508,449	5,537
	Pebblebrook Hotel Trust	307,244	5,414
	Uniti Group Inc.	562,860	5,285
	Four Corners Property Trust Inc.	189,717	5,101
	CareTrust REIT Inc.	228,511	4,922
	Kennedy-Wilson Holdings Inc.	279,595	4,910
	Macerich Co.	510,941	4,890

22

Russell 2000 Index Fund
		Shares	Market Value• ($000)
	Retail Opportunity Investments Corp.	286,089	4,792
	RLJ Lodging Trust	389,045	4,692
*	DiamondRock Hospitality Co.	496,178	4,332
*	Xenia Hotels & Resorts Inc.	270,669	4,293
	Urban Edge Properties	270,618	4,257
	InvenTrust Properties Corp.	160,338	4,210
	LTC Properties Inc.	92,131	4,136
	Washington REIT	206,936	4,058
	Easterly Government Properties Inc. Class A	215,946	3,876
	Tanger Factory Outlet Centers Inc.	239,970	3,700
	Newmark Group Inc. Class A	350,971	3,597
	Acadia Realty Trust	220,764	3,517
	Piedmont Office Realty Trust Inc. Class A	291,445	3,433
	Global Net Lease Inc.	246,965	3,401
	American Assets Trust Inc.	117,036	3,249
	Brandywine Realty Trust	403,298	3,238
	Alexander & Baldwin Inc.	171,644	3,215
*	Apartment Investment and Management Co. Class A	354,821	3,137
	St. Joe Co.	81,656	3,119
	Paramount Group Inc.	442,049	3,063
	Getty Realty Corp.	100,215	3,014
	NexPoint Residential Trust Inc.	53,770	2,840
	Centerspace	36,343	2,740
*	Veris Residential Inc.	203,764	2,739
*	Anywhere Real Estate Inc.	274,153	2,678
	Service Properties Trust	387,846	2,653
*	Radius Global Infrastructure Inc. Class A (XNMS)	176,379	2,429
	Necessity Retail REIT Inc.	315,600	2,354
*	GEO Group Inc.	280,256	2,292
	Empire State Realty Trust Inc. Class A	328,066	2,287
	NETSTREIT Corp.	114,196	2,245
	Marcus & Millichap Inc.	59,028	2,206
	eXp World Holdings Inc.	163,315	2,112
	UMH Properties Inc.	116,900	2,109
	Armada Hoffler Properties Inc.	158,485	2,081
	Community Healthcare Trust Inc.	56,034	2,067
*	Redfin Corp.	248,506	2,035
	Office Properties Income Trust	112,889	1,983
	Safehold Inc.	51,348	1,953
	Summit Hotel Properties Inc.	247,964	1,949
	RPT Realty	197,627	1,903
	Plymouth Industrial REIT Inc.	89,479	1,814
	Bluerock Residential Growth REIT Inc. Class A	67,628	1,802
	Gladstone Land Corp.	76,358	1,795
*	Compass Inc. Class A	615,489	1,760
		Shares	Market Value• ($000)
	Gladstone Commercial Corp.	90,814	1,732
	Farmland Partners Inc.	108,929	1,581
	Global Medical REIT Inc.	144,882	1,570
	Universal Health Realty Income Trust	30,430	1,549
	Ares Commercial Real Estate Corp.	105,556	1,392
*	Chatham Lodging Trust	113,550	1,381
	Orion Office REIT Inc.	135,539	1,338
*	Seritage Growth Properties Class A	104,096	1,305
	Saul Centers Inc.	27,904	1,236
	CatchMark Timber Trust Inc. Class A	115,780	1,233
	Alexander's Inc.	5,012	1,187
	Urstadt Biddle Properties Inc. Class A	70,670	1,182
	City Office REIT Inc.	100,783	1,164
	Industrial Logistics Properties Trust	154,319	1,156
	Whitestone REIT	111,141	1,094
	RE/MAX Holdings Inc. Class A	44,359	1,010
	RMR Group Inc. Class A	36,519	951
	One Liberty Properties Inc.	38,426	928
*	FRP Holdings Inc.	16,007	921
	CTO Realty Growth Inc.	41,072	867
	Braemar Hotels & Resorts Inc.	161,014	829
	Diversified Healthcare Trust	565,115	825
	Douglas Elliman Inc.	177,238	817
	Indus Realty Trust Inc.	12,594	773
*	Tejon Ranch Co.	48,957	772
*	Ashford Hospitality Trust Inc.	81,045	744
*	Hersha Hospitality Trust Class A	74,136	719
	BRT Apartments Corp.	27,954	667
	Franklin Street Properties Corp.	231,443	650
	Postal Realty Trust Inc. Class A	41,425	615
*	Forestar Group Inc.	43,372	540
*	Stratus Properties Inc.	14,039	500
*	Offerpad Solutions Inc.	163,253	248
	Clipper Realty Inc.	27,697	233
*	Transcontinental Realty Investors Inc.	3,107	134
*	American Realty Investors Inc.	3,472	48
			390,373
Technology (10.8%)
*	Qualys Inc.	92,423	14,039
*	Novanta Inc.	84,154	11,251
*	Rogers Corp.	44,460	11,138
*	Synaptics Inc.	94,047	10,873
*	Silicon Laboratories Inc.	85,944	10,771
*	SPS Commerce Inc.	85,882	10,488
*	Tenable Holdings Inc.	260,450	10,316
	Power Integrations Inc.	137,100	9,807
*	Fabrinet	87,548	9,003
*	Blackline Inc.	130,948	8,897
*	Ziff Davis Inc.	108,283	8,368
*	Onto Innovation Inc.	117,482	8,340

23

Russell 2000 Index Fund
		Shares	Market Value• ($000)
	Advanced Energy Industries Inc.	89,068	7,997
*	Rapid7 Inc.	137,760	7,921
*	Box Inc. Class A	305,857	7,876
*	Workiva Inc. Class A	112,997	7,671
*	DigitalOcean Holdings Inc.	180,909	7,614
*	Alarm.com Holdings Inc.	113,961	7,590
*	Diodes Inc.	105,605	7,516
*	Verint Systems Inc.	150,750	7,310
*	Varonis Systems Inc. Class B	258,519	7,070
*	Super Micro Computer Inc.	107,600	7,003
*	Semtech Corp.	150,060	6,931
*	Sanmina Corp.	142,251	6,902
*	Envestnet Inc.	130,296	6,824
*	Insight Enterprises Inc.	74,391	6,778
*	Rambus Inc.	259,747	6,699
*	MACOM Technology Solutions Holdings Inc. Class H	119,700	6,601
*	Sprout Social Inc. Class A	109,025	6,546
*	Altair Engineering Inc. Class A	122,904	6,392
*	Perficient Inc.	81,024	6,328
	Vishay Intertechnology Inc.	313,515	6,167
*	MaxLinear Inc.	169,848	6,103
*	Plexus Corp.	65,102	6,102
*	Ambarella Inc.	86,334	5,860
	Kulicke & Soffa Industries Inc.	137,707	5,789
*	Blackbaud Inc.	110,068	5,757
*	CommVault Systems Inc.	105,334	5,719
*	Yelp Inc. Class A	162,594	5,556
*	FormFactor Inc.	184,496	5,402
*	NetScout Systems Inc.	166,904	5,298
*	Q2 Holdings Inc.	132,110	5,247
*	PagerDuty Inc.	201,254	5,241
*	Covetrus Inc.	250,282	5,223
*	Axcelis Technologies Inc.	77,262	5,172
*,1	MicroStrategy Inc. Class A	22,331	5,171
*	Ping Identity Holding Corp.	182,788	5,144
*	Bumble Inc. Class A	204,502	5,123
	Progress Software Corp.	103,479	4,980
*	Upwork Inc.	283,544	4,934
	Amkor Technology Inc.	239,906	4,829
*	Allscripts Healthcare Solutions Inc.	269,680	4,585
*	Appfolio Inc. Class A	45,037	4,566
*	Cargurus Inc.	241,401	4,514
	Xerox Holdings Corp.	270,402	4,494
*	Appian Corp. Class A	94,689	4,441
*	Impinj Inc.	49,713	4,438
	CSG Systems International Inc.	75,689	4,379
*	TechTarget Inc.	64,850	4,209
*	Sitime Corp.	37,911	4,034
*	Digital Turbine Inc.	217,934	4,025
	Xperi Holding Corp.	246,927	3,929
*,1	Xometry Inc. Class A	80,131	3,927
*	TTM Technologies Inc.	240,094	3,777
*	Everbridge Inc.	94,105	3,743
*	Schrodinger Inc.	128,506	3,526
	Methode Electronics Inc.	85,904	3,476
		Shares	Market Value• ($000)
*	Clear Secure Inc. Class A	147,142	3,375
*	Asana Inc. Class A	174,282	3,337
*	KnowBe4 Inc. Class A	172,272	3,311
*	Parsons Corp.	79,622	3,295
*	E2open Parent Holdings Inc.	471,900	3,242
	CTS Corp.	75,249	3,185
	Shutterstock Inc.	57,402	3,181
*	LiveRamp Holdings Inc.	159,296	3,162
*	Ultra Clean Holdings Inc.	106,845	3,127
*	Cohu Inc.	114,034	3,060
*	3D Systems Corp.	300,239	3,041
*	ePlus Inc.	62,831	2,961
*	C3.ai Inc. Class A	162,999	2,934
*	Model N Inc.	85,509	2,557
*	BigCommerce Holdings Inc. Series 1	151,705	2,529
*	Veeco Instruments Inc.	118,149	2,498
*	Fastly Inc. Class A	265,288	2,480
*	Agilysys Inc.	46,364	2,400
*,1	Matterport Inc.	517,767	2,387
*	Photronics Inc.	141,930	2,384
*	Magnite Inc.	309,675	2,332
*	Avid Technology Inc.	84,945	2,323
*	Grid Dynamics Holdings Inc.	114,837	2,321
	Benchmark Electronics Inc.	82,633	2,268
*	Momentive Global Inc.	312,895	2,218
	Simulations Plus Inc.	36,834	2,212
*	PAR Technology Corp.	62,612	2,204
	A10 Networks Inc.	156,532	2,176
*	Duck Creek Technologies Inc.	182,322	2,170
*	SMART Global Holdings Inc.	116,498	2,138
*	Zuora Inc. Class A	266,805	2,049
*	Ichor Holdings Ltd.	66,406	2,040
*	PROS Holdings Inc.	97,473	2,032
*,1	indie Semiconductor Inc. Class A	236,591	2,013
*	Planet Labs PBC	367,008	2,011
*	Alpha & Omega Semiconductor Ltd.	51,996	2,010
*	Amplitude Inc. Class A	132,490	2,007
*	Vimeo Inc.	338,776	2,006
*	PubMatic Inc. Class A	98,698	1,931
*	LivePerson Inc.	166,060	1,926
*	ACM Research Inc. Class A	113,151	1,911
*	Consensus Cloud Solutions Inc.	37,859	1,906
*,1	MicroVision Inc.	391,941	1,897
*	PDF Solutions Inc.	71,716	1,892
*	Cerence Inc.	93,079	1,862
*	Sumo Logic Inc.	204,522	1,796
*	ScanSource Inc.	60,605	1,756
*,1	IonQ Inc.	282,401	1,677
*	Olo Inc. Class A	212,429	1,659
*	EngageSmart Inc.	82,195	1,641
	Ebix Inc.	62,375	1,623
*	N-Able Inc.	161,918	1,613
	Sapiens International Corp. NV	72,826	1,611
*	CEVA Inc.	54,187	1,586
*	Squarespace Inc. Class A	74,283	1,560
*	Unisys Corp.	156,466	1,457
*	AvePoint Inc.	305,669	1,431

24

Russell 2000 Index Fund
		Shares	Market Value• ($000)
*	Domo Inc. Class B	71,955	1,386
*	Blend Labs Inc. Class A	437,884	1,379
	PC Connection Inc.	26,691	1,326
	Hackett Group Inc.	63,689	1,308
*	Eventbrite Inc. Class A	183,078	1,302
*	nLight Inc.	104,036	1,299
*	Telos Corp.	127,901	1,266
*	Yext Inc.	283,480	1,261
	American Software Inc. Class A	73,973	1,252
*	Alkami Technology Inc.	85,007	1,233
*	Kimball Electronics Inc.	56,830	1,224
*	Edgio Inc.	323,678	1,191
*	Core Scientific Inc.	517,996	1,140
*	ForgeRock Inc. Class A	66,452	1,134
*	Tucows Inc. Class A	23,595	1,109
*	OneSpan Inc.	95,097	1,095
*	ChannelAdvisor Corp.	71,344	1,077
*	Couchbase Inc.	62,950	1,044
*	SolarWinds Corp.	113,939	1,033
*	Mitek Systems Inc.	100,426	1,026
*	Cvent Holding Corp.	199,427	1,009
*	Skillz Inc. Class A	724,229	963
*	MeridianLink Inc.	54,788	952
*	CyberOptics Corp.	17,007	905
*	SmartRent Inc.	280,347	905
*	ON24 Inc.	99,088	888
*	Bandwidth Inc. Class A	54,574	846
*	AXT Inc.	95,899	824
*	Identiv Inc.	52,123	778
*	Credo Technology Group Holding Ltd.	55,589	767
*	Enfusion Inc. Class A	60,020	744
*	Upland Software Inc.	68,331	715
*	Aeva Technologies Inc.	228,156	703
*	EverCommerce Inc.	57,321	667
*	Brightcove Inc.	97,330	646
*,1	Cyxtera Technologies Inc.	100,517	637
*	NerdWallet Inc. Class A	60,590	630
*,1	Atomera Inc.	48,443	626
*	Diebold Nixdorf Inc.	172,948	602
*	Rackspace Technology Inc.	134,991	602
*	Rimini Street Inc.	115,499	582
*,1	Digimarc Corp.	32,041	571
*,1	Veritone Inc.	74,116	545
*	Zeta Global Holdings Corp. Class A	74,528	522
*,1	Groupon Inc. Class A	50,955	505
*	Ouster Inc.	323,763	486
*	Intapp Inc.	33,320	483
*	TrueCar Inc.	219,609	479
	Vivid Seats Inc. Class A	58,558	474
*	Mediaalpha Inc. Class A	56,117	469
*,1	UserTesting Inc.	111,443	464
*	eGain Corp.	49,654	457
*	Benefitfocus Inc.	61,356	455
*	WM Technology Inc.	169,685	445
*,1	Vinco Ventures Inc.	452,369	439
*	Red Violet Inc.	22,556	428
*,1	Cleanspark Inc.	96,332	412
*	Porch Group Inc.	188,345	405
*	EverQuote Inc. Class A	45,965	398
*	NextNav Inc.	117,530	398
*	1stdibs.com Inc.	56,124	380
*,1	Rockley Photonics Holdings Ltd.	241,578	343
		Shares	Market Value• ($000)
*	SkyWater Technology Inc.	26,106	339
*,1	Avaya Holdings Corp.	198,693	316
*,1	IronNet Inc.	155,987	315
*,1	Beachbody Co. Inc.	252,007	292
*	Arteris Inc.	40,938	291
*	Transphorm Inc.	49,473	275
*	Arena Group Holdings Inc.	26,030	274
*,1	Nutex Health Inc.	93,626	252
*	KORE Group Holdings Inc.	80,932	242
*	SecureWorks Corp. Class A	22,394	233
*	Innovid Corp.	51,587	189
*	Cipher Mining Inc.	90,072	181
*	Viant Technology Inc. Class A	32,242	146
*	LiveVox Holdings Inc.	51,173	109
*	Loyalty Ventures Inc.	46,266	98
*	Adtheorent Holdings Co. Inc.	36,982	98
*	Terawulf Inc.	49,290	73
*	Greenidge Generation Holdings Inc.	29,409	71
*	Weave Communications Inc.	11,054	64
*	Wejo Group Ltd.	52,770	60
*	Applied Blockchain Inc.	18,616	44
*,1	Cryptyde Inc.	42,199	33
*,1	Leafly Holdings Inc.	10,114	16
			617,096
Telecommunications (1.7%)
*	Iridium Communications Inc.	301,930	13,403
*	Calix Inc.	134,612	7,922
*	Viavi Solutions Inc.	539,131	7,591
*	CommScope Holding Co. Inc.	485,105	5,482
	Cogent Communications Holdings Inc.	101,798	5,421
*	Extreme Networks Inc.	302,489	4,335
	Telephone and Data Systems Inc.	239,560	3,898
	Adtran Holdings Inc.	166,449	3,868
	InterDigital Inc.	73,049	3,664
*	Globalstar Inc.	1,618,752	3,238
*	Clearfield Inc.	27,378	3,179
*	Digi International Inc.	81,107	2,685
	Shenandoah Telecommunications Co.	114,375	2,549
*	Liberty Latin America Ltd. Class C	363,793	2,536
*	Infinera Corp.	450,393	2,468
*	Harmonic Inc.	217,357	2,447
*	WideOpenWest Inc.	127,036	2,261
*,1	Lightwave Logic Inc.	263,900	2,103
*	Gogo Inc.	118,558	1,762
*	NETGEAR Inc.	67,018	1,581
*	EchoStar Corp. Class A	83,700	1,541
*,1	fuboTV Inc.	421,293	1,525
*	8x8 Inc.	259,441	1,352
*	Anterix Inc.	28,780	1,222
	ATN International Inc.	25,824	1,210
*	United States Cellular Corp.	35,742	1,022
*	Consolidated Communications Holdings Inc.	175,943	1,010

25

Russell 2000 Index Fund
		Shares	Market Value• ($000)
*	IDT Corp. Class B	34,081	871
*	Aviat Networks Inc.	26,109	817
	Comtech Telecommunications Corp.	61,202	691
*	Ooma Inc.	54,128	655
*,1	Charge Enterprises Inc.	257,837	627
*	Liberty Latin America Ltd. Class A	89,464	626
*	Ribbon Communications Inc.	171,362	601
*,1	Inseego Corp.	204,965	553
*	DZS Inc.	41,173	548
*	Akoustis Technologies Inc.	123,495	541
*	Cambium Networks Corp.	27,346	532
*	Casa Systems Inc.	85,405	331
*,1	Starry Group Holdings Inc.	54,805	123
*	Kaleyra Inc.	67,867	108
			98,899
Utilities (3.8%)
	Southwest Gas Holdings Inc.	156,282	12,167
	Black Hills Corp.	153,909	11,617
	Brookfield Infrastructure Corp. Class A (XTSE)	231,930	11,040
	Portland General Electric Co.	211,786	10,943
	New Jersey Resources Corp.	227,983	10,063
	Ormat Technologies Inc. (XNYS)	107,461	10,045
	ONE Gas Inc.	127,412	9,972
	South Jersey Industries Inc.	290,719	9,841
*	Evoqua Water Technologies Corp.	278,587	9,773
*	Casella Waste Systems Inc. Class A	118,317	9,694
	PNM Resources Inc.	202,397	9,600
	Spire Inc.	120,821	8,444
	ALLETE Inc.	135,773	8,035
	California Water Service Group	127,276	7,449
	American States Water Co.	87,385	7,250
	Clearway Energy Inc. Class C	193,996	7,197
	Avista Corp.	171,816	6,981
	NorthWestern Corp.	128,519	6,809
	MGE Energy Inc.	86,266	6,644
*	Sunnova Energy International Inc.	234,811	5,922
	Chesapeake Utilities Corp.	41,256	5,211
	SJW Group	63,913	4,110
	Northwest Natural Holding Co.	80,769	3,845
		Shares	Market Value• ($000)
	Middlesex Water Co.	41,316	3,668
	Clearway Energy Inc. Class A	82,813	2,855
*	Archaea Energy Inc. Class A	140,824	2,783
*,1	Li-Cycle Holdings Corp.	313,482	2,260
	Unitil Corp.	37,713	1,964
	York Water Co.	33,433	1,470
*	Heritage-Crystal Clean Inc.	37,169	1,211
	Excelerate Energy Inc. Class A	44,119	1,133
*,1	Vertex Energy Inc.	127,133	1,081
	Artesian Resources Corp. Class A	19,608	1,071
*	Harsco Corp.	186,081	1,055
*,1	Altus Power Inc.	98,752	1,035
	Aris Water Solution Inc. Class A	52,539	893
*,1	NuScale Power Corp.	40,743	559
*	Pure Cycle Corp.	46,302	478
	Global Water Resources Inc.	30,938	421
	Via Renewables Inc. Class A	29,616	253
			216,842
Total Common Stocks (Cost $6,930,998)			5,718,393
Temporary Cash Investments (2.4%)
Money Market Fund (2.4%)
[4,5]	Vanguard Market Liquidity Fund, 2.284% (Cost $141,809)	1,418,708	141,828
Total Investments (102.0%) (Cost $7,072,807)			5,860,221
Other Assets and Liabilities—Net (-2.0%)			(117,696)
Net Assets (100%)			5,742,525
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $112,323,000.
2	Security value determined using significant unobservable inputs.
3	“Other” represents securities that are not classified by the fund’s benchmark index.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Collateral of $123,388,000 was received for securities on loan.
ADR—American Depositary Receipt.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

26

Russell 2000 Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	September 2022	262	24,164	(284)

See accompanying Notes, which are an integral part of the Financial Statements.
27

Russell 2000 Index Fund
Statement of Assets and Liabilities
As of August 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $6,930,998)	5,718,393
Affiliated Issuers (Cost $141,809)	141,828
Total Investments in Securities	5,860,221
Investment in Vanguard	218
Cash Collateral Pledged—Futures Contracts	1,403
Receivables for Investment Securities Sold	1,226
Receivables for Accrued Income	4,615
Receivables for Capital Shares Issued	68
Total Assets	5,867,751
Liabilities
Due to Custodian	1,247
Payables for Investment Securities Purchased	40
Collateral for Securities on Loan	123,388
Payables for Capital Shares Redeemed	137
Payables to Vanguard	266
Variation Margin Payable—Futures Contracts	148
Total Liabilities	125,226
Net Assets	5,742,525
1 Includes $112,323 of securities on loan.
At August 31, 2022, net assets consisted of:

Paid-in Capital	7,689,185
Total Distributable Earnings (Loss)	(1,946,660)
Net Assets	5,742,525

ETF Shares—Net Assets
Applicable to 71,000,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,255,468
Net Asset Value Per Share—ETF Shares	$74.02

Institutional Shares—Net Assets
Applicable to 1,719,687 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	487,057
Net Asset Value Per Share—Institutional Shares	$283.22

See accompanying Notes, which are an integral part of the Financial Statements.
28

Russell 2000 Index Fund
Statement of Operations

Year Ended August 31, 2022
($000)
Investment Income
Income
Dividends[1]	87,284
Interest[2]	153
Securities Lending—Net	5,877
Total Income	93,314
Expenses
The Vanguard Group—Note B
Investment Advisory Services	828
Management and Administrative—ETF Shares	3,653
Management and Administrative—Institutional Shares	248
Marketing and Distribution—ETF Shares	339
Marketing and Distribution—Institutional Shares	20
Custodian Fees	1,220
Auditing Fees	27
Shareholders’ Reports—ETF Shares	395
Shareholders’ Reports—Institutional Shares	8
Trustees’ Fees and Expenses	3
Other Expenses	17
Total Expenses	6,758
Expenses Paid Indirectly	(3)
Net Expenses	6,755
Net Investment Income	86,559
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	339,760
Futures Contracts	(8,876)
Realized Net Gain (Loss)	330,884
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(1,857,019)
Futures Contracts	(493)
Change in Unrealized Appreciation (Depreciation)	(1,857,512)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,440,069)
1	Dividends are net of foreign withholding taxes of $121,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $145,000, ($43,000), less than $1,000, and $7,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $748,103,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
29

Russell 2000 Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	86,559	48,702
Realized Net Gain (Loss)	330,884	727,841
Change in Unrealized Appreciation (Depreciation)	(1,857,512)	639,157
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,440,069)	1,415,700
Distributions
ETF Shares	(79,883)	(36,436)
Institutional Shares	(7,288)	(7,027)
Total Distributions	(87,171)	(43,463)
Capital Share Transactions
ETF Shares	439,553	3,304,505
Institutional Shares	(12,117)	(267,012)
Net Increase (Decrease) from Capital Share Transactions	427,436	3,037,493
Total Increase (Decrease)	(1,099,804)	4,409,730
Net Assets
Beginning of Period	6,842,329	2,432,599
End of Period	5,742,525	6,842,329

See accompanying Notes, which are an integral part of the Financial Statements.
30

Russell 2000 Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021[1]	2020[1]	2019[1]	2018[1]
Net Asset Value, Beginning of Period	$91.28	$62.69	$59.88	$69.56	$56.11
Investment Operations
Net Investment Income[2]	1.030	.865	.810	.797	.777
Net Realized and Unrealized Gain (Loss) on Investments	(17.254)	28.550	2.815	(9.704)	13.423
Total from Investment Operations	(16.224)	29.415	3.625	(8.907)	14.200
Distributions
Dividends from Net Investment Income	(1.036)	(.825)	(.815)	(.773)	(.750)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.036)	(.825)	(.815)	(.773)	(.750)
Net Asset Value, End of Period	$74.02	$91.28	$62.69	$59.88	$69.56
Total Return	-17.88%	47.15%	6.12%	-12.83%	25.49%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,255	$6,223	$1,802	$1,464	$1,715
Ratio of Total Expenses to Average Net Assets	0.10%[3]	0.10%	0.10%	0.10%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.26%	1.02%	1.37%	1.30%	1.23%
Portfolio Turnover Rate[4]	19%	23%	19%	16%	19%
1	Adjusted to reflect a 2-for-1 share split effective at the beginning of trading on April 20, 2021.
2	Calculated based on average shares outstanding.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
31

Russell 2000 Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$349.26	$239.84	$229.03	$266.12	$214.65
Investment Operations
Net Investment Income[1]	4.063	3.360	3.208	3.078	3.129
Net Realized and Unrealized Gain (Loss) on Investments	(66.085)	109.242	10.710	(37.106)	51.369
Total from Investment Operations	(62.022)	112.602	13.918	(34.028)	54.498
Distributions
Dividends from Net Investment Income	(4.018)	(3.182)	(3.108)	(3.062)	(3.028)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.018)	(3.182)	(3.108)	(3.062)	(3.028)
Net Asset Value, End of Period	$283.22	$349.26	$239.84	$229.03	$266.12
Total Return	-17.88%	47.19%	6.15%	-12.83%	25.58%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$487	$619	$630	$859	$982
Ratio of Total Expenses to Average Net Assets	0.08%[2]	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	1.29%	1.08%	1.41%	1.32%	1.30%
Portfolio Turnover Rate[3]	19%	23%	19%	16%	19%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.08%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
32

Russell 2000 Index Fund
Notes to Financial Statements
Vanguard Russell 2000 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
33

Russell 2000 Index Fund
During the year ended August 31, 2022, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple
34

Russell 2000 Index Fund
Secured Overnight Financing Rate inclusive of an additional agreed-upon spread.  However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2022, the fund had contributed to Vanguard capital in the amount of $218,000, representing less than 0.01% of the fund’s net assets and 0.09% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2022, custodian fee offset arrangements reduced the fund’s expenses by $3,000 (an annual rate of less than 0.01% of average net assets).
35

Russell 2000 Index Fund
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	5,718,110	—	283	5,718,393
Temporary Cash Investments	141,828	—	—	141,828
Total	5,859,938	—	283	5,860,221
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	284	—	—	284
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and passive foreign investment companies were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	747,331
Total Distributable Earnings (Loss)	(747,331)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains
36

Russell 2000 Index Fund
from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	18,147
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(696,802)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(1,268,005)
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	87,171	43,463
Long-Term Capital Gains	—	—
Total	87,171	43,463
*	Includes short-term capital gains, if any.
As of August 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	7,128,226
Gross Unrealized Appreciation	388,791
Gross Unrealized Depreciation	(1,656,796)
Net Unrealized Appreciation (Depreciation)	(1,268,005)
F.	During the year ended August 31, 2022, the fund purchased $5,057,155,000 of investment securities and sold $4,650,942,000 of investment securities, other than temporary cash investments. Purchases and sales include $3,759,890,000 and $3,321,896,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2022, such purchases were $88,366,000 and sales were $176,236,000, resulting in net realized loss of $63,052,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
37

Russell 2000 Index Fund
G.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares[1]
Issued	3,768,327	46,000	5,016,365	59,050
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(3,328,774)	(43,175)	(1,711,860)	(19,625)
Net Increase (Decrease)—ETF Shares	439,553	2,825	3,304,505	39,425
Institutional Shares
Issued	137,297	417	87,649	270
Issued in Lieu of Cash Distributions	6,909	22	6,712	23
Redeemed	(156,323)	(492)	(361,373)	(1,148)
Net Increase (Decrease)—Institutional Shares	(12,117)	(53)	(267,012)	(855)
1	2021 Shares adjusted to reflect a 2-for-1 share split effective at the beginning of trading on April 20, 2021.
H.	Management has determined that no events or transactions occurred subsequent to August 31, 2022, that would require recognition or disclosure in these financial statements.
38

Russell 2000 Value Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2012, Through August 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Russell 2000 Value Index Fund ETF Shares Net Asset Value	-10.28%	6.51%	9.39%	$24,537
Russell 2000 Value Index Fund ETF Shares Market Price	-10.24	6.51	9.43	24,617
Russell 2000 Value Index	-10.18	6.56	9.49	24,767
Dow Jones U.S. Total Stock Market Float Adjusted Index	-13.73	11.16	12.66	32,942

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Russell 2000 Value Index Fund Institutional Shares	-10.23%	6.59%	9.50%	$12,393,759
Russell 2000 Value Index	-10.18	6.56	9.49	12,383,539
Dow Jones U.S. Total Stock Market Float Adjusted Index	-13.73	11.16	12.66	16,470,991
See Financial Highlights for dividend and capital gains information.
39

Russell 2000 Value Index Fund
Cumulative Returns of ETF Shares: August 31, 2012, Through August 31, 2022
	One Year	Five Years	Ten Years
Russell 2000 Value Index Fund ETF Shares Market Price	-10.24%	37.09%	146.17%
Russell 2000 Value Index Fund ETF Shares Net Asset Value	-10.28	37.07	145.37
Russell 2000 Value Index	-10.18	37.37	147.67
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
40

Russell 2000 Value Index Fund
Fund Allocation
As of August 31, 2022
Basic Materials	3.9%
Consumer Discretionary	13.2
Consumer Staples	2.6
Energy	5.1
Financials	28.0
Health Care	10.8
Industrials	13.2
Real Estate	11.5
Technology	5.2
Telecommunications	1.2
Utilities	5.2
Other	0.1
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
41

Russell 2000 Value Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.9%)
Basic Materials (3.9%)
*	RBC Bearings Inc.	20,891	5,028
	Commercial Metals Co.	86,161	3,490
*	Arconic Corp.	90,697	2,286
	Mueller Industries Inc.	30,744	1,942
	Hecla Mining Co.	458,611	1,807
	Stepan Co.	16,500	1,720
	Boise Cascade Co.	26,809	1,671
	Minerals Technologies Inc.	28,097	1,637
	Tronox Holdings plc Class A	100,268	1,467
	Carpenter Technology Corp.	41,012	1,393
	Worthington Industries Inc.	27,147	1,384
	Mativ Holdings Inc.	43,545	1,029
*	Perimeter Solutions SA	103,884	1,013
	Avient Corp.	20,593	903
*	Resolute Forest Products Inc.	39,341	797
*	US Silica Holdings Inc.	54,121	759
	Quaker Chemical Corp.	4,001	697
	Schnitzer Steel Industries Inc. Class A	20,149	666
*	Coeur Mining Inc.	239,598	661
*	Constellium SE Class A	49,415	658
*	Piedmont Lithium Inc. ADR	10,702	654
*	Clearwater Paper Corp.	14,308	609
*	TimkenSteel Corp.	39,616	608
	AdvanSix Inc.	15,337	556
*	Ecovyst Inc.	55,264	511
	UFP Industries Inc.	6,425	510
*	Intrepid Potash Inc.	9,657	451
*,1	Amyris Inc.	148,605	437
	Haynes International Inc.	10,432	414
	Koppers Holdings Inc.	17,591	402
	Ryerson Holding Corp.	13,317	380
	Innospec Inc.	3,221	301
*	Alto Ingredients Inc.	62,358	269
	Hawkins Inc.	6,441	247
	Tredegar Corp.	23,300	238
*	Rayonier Advanced Materials Inc.	52,287	236
*	Origin Materials Inc.	35,177	220
	Olympic Steel Inc.	8,045	212
*	Northwest Pipe Co.	6,667	211
*	Energy Fuels Inc.	23,917	194
	Glatfelter Corp.	38,764	189
	FutureFuel Corp.	21,686	158
	Sensient Technologies Corp.	1,977	158
*	Unifi Inc.	11,772	134
		Shares	Market Value• ($000)
*	GCP Applied Technologies Inc.	3,708	117
	Materion Corp.	1,075	93
	Sylvamo Corp.	1,891	84
*	Polymet Mining Corp.	26,049	81
	Valhi Inc.	2,037	71
	American Vanguard Corp.	3,220	64
*	Novagold Resources Inc.	10,877	48
*	Ur-Energy Inc.	17,602	24
*	Hycroft Mining Holding Corp.	21,037	17
			39,906
Consumer Discretionary (13.2%)
*	Scientific Games Corp. Class A	83,860	4,128
	TEGNA Inc.	190,401	4,075
*	Goodyear Tire & Rubber Co.	240,338	3,372
	Academy Sports & Outdoors Inc.	71,891	3,097
*	Adient plc	81,397	2,702
*	Callaway Golf Co.	119,904	2,653
	Foot Locker Inc.	71,659	2,640
	Signet Jewelers Ltd.	40,000	2,615
	Group 1 Automotive Inc.	13,769	2,459
*	Asbury Automotive Group Inc.	13,479	2,352
*	Meritage Homes Corp.	29,030	2,274
*	Taylor Morrison Home Corp. Class A	86,684	2,177
*	National Vision Holdings Inc.	65,287	2,169
*	Spirit Airlines Inc.	93,325	2,117
	Graham Holdings Co. Class B	3,232	1,827
	Rush Enterprises Inc. Class A	38,449	1,809
	MillerKnoll Inc.	65,201	1,805
	Dana Inc.	110,725	1,713
*	frontdoor Inc.	71,063	1,669
	KB Home	56,255	1,612
*	Sabre Corp.	222,391	1,599
*	LGI Homes Inc.	16,704	1,585
	Winnebago Industries Inc.	27,485	1,583
*	KAR Auction Services Inc.	103,512	1,511
	American Eagle Outfitters Inc.	132,150	1,488
*	Adtalem Global Education Inc.	38,298	1,443
*	Tri Pointe Homes Inc.	80,858	1,401
42

Russell 2000 Value Index Fund
		Shares	Market Value• ($000)
*	Vista Outdoor Inc.	47,950	1,348
	Monro Inc.	28,620	1,325
*	ODP Corp.	36,953	1,321
	Strategic Education Inc.	19,750	1,278
	Jack in the Box Inc.	15,629	1,248
*	Madison Square Garden Entertainment Corp.	22,140	1,230
	International Game Technology plc	65,956	1,183
*	Knowles Corp.	76,822	1,164
*	Urban Outfitters Inc.	56,700	1,141
	MDC Holdings Inc.	36,126	1,123
	Century Communities Inc.	23,538	1,099
	Scholastic Corp.	23,612	1,084
	Laureate Education Inc. Class A	96,647	1,065
	Acushnet Holdings Corp.	21,148	1,008
*	Clean Energy Fuels Corp.	145,398	977
	La-Z-Boy Inc.	36,755	970
*	SeaWorld Entertainment Inc.	19,276	969
*	Overstock.com Inc.	36,580	955
	Red Rock Resorts Inc. Class A	24,886	951
*	American Axle & Manufacturing Holdings Inc.	91,346	945
	Qurate Retail Inc. Series A	301,162	934
*	Lions Gate Entertainment Corp. Class B	99,237	926
*	iHeartMedia Inc. Class A	103,423	915
	Sonic Automotive Inc. Class A	17,185	914
*	SkyWest Inc.	42,618	907
*	M/I Homes Inc.	20,305	878
*	Central Garden & Pet Co. Class A	23,212	876
	Steelcase Inc. Class A	73,619	823
*,1	Bally's Corp.	34,027	806
*	G-III Apparel Group Ltd.	37,291	786
	Gray Television Inc.	40,545	774
*	EW Scripps Co. Class A	49,974	747
*	Allegiant Travel Co.	7,506	724
*	PROG Holdings Inc.	38,909	721
*	AMC Networks Inc. Class A	25,832	692
*	GoPro Inc. Class A	111,735	680
*	Perdoceo Education Corp.	58,208	674
*	Viad Corp.	17,355	663
	Matthews International Corp. Class A	26,138	654
*	Cars.com Inc.	51,208	653
*	Hawaiian Holdings Inc.	43,379	650
	Standard Motor Products Inc.	17,589	646
	Papa John's International Inc.	7,910	639
*	Everi Holdings Inc.	34,418	637
*	ContextLogic Inc. Class A	490,187	637
*	Genesco Inc.	11,176	632
*	Abercrombie & Fitch Co. Class A	42,578	613
*	MarineMax Inc.	16,607	603
*	TravelCenters of America Inc.	10,756	582
	Krispy Kreme Inc.	45,641	536
*	QuinStreet Inc.	41,686	501
	Winmark Corp.	2,426	501
		Shares	Market Value• ($000)
*	Clear Channel Outdoor Holdings Inc.	311,192	498
*	Lions Gate Entertainment Corp. Class A	50,570	498
	PriceSmart Inc.	7,836	496
	Big Lots Inc.	23,909	492
*	BJ's Restaurants Inc.	19,400	487
	Smith & Wesson Brands Inc.	36,179	481
	A-Mark Precious Metals Inc.	15,437	477
	Ethan Allen Interiors Inc.	19,319	459
*	PowerSchool Holdings Inc. Class A	25,394	457
*	2U Inc.	63,714	454
*	Boston Omaha Corp. Class A	16,536	444
*	Tupperware Brands Corp.	38,875	437
	Oxford Industries Inc.	4,083	436
*	Green Brick Partners Inc.	17,804	434
*	Sleep Number Corp.	10,302	427
	Movado Group Inc.	13,361	426
*	Life Time Group Holdings Inc.	35,915	426
*	Poshmark Inc. Class A	39,241	425
*	ACV Auctions Inc. Class A	49,192	419
*	Thryv Holdings Inc.	16,349	418
	Bloomin' Brands Inc.	20,542	415
*	Stagwell Inc.	60,513	410
*	America's Car-Mart Inc.	5,076	409
*,1	Bowlero Corp.	34,168	404
*	Cardlytics Inc.	28,585	378
*	Beazer Homes USA Inc.	25,561	364
*	Chuy's Holdings Inc.	16,155	361
*	Stoneridge Inc.	18,957	360
	Shoe Carnival Inc.	15,009	357
*	Zumiez Inc.	13,331	346
	Haverty Furniture Cos. Inc.	12,874	345
*	OneWater Marine Inc. Class A	8,636	344
	Marcus Corp.	20,450	329
[1]	Ermenegildo Zegna NV	31,308	321
	Aaron's Co. Inc.	25,817	307
*	Lordstown Motors Corp. Class A	138,137	296
*	Sportsman's Warehouse Holdings Inc.	37,103	295
*	Gannett Co. Inc.	125,331	291
*	Instructure Holdings Inc.	12,718	289
*	AMMO Inc.	74,439	284
*	Cinemark Holdings Inc.	19,746	278
	Johnson Outdoors Inc. Class A	4,546	278
*	Daily Journal Corp.	1,028	269
*	Eastman Kodak Co.	48,869	264
*	Imax Corp.	16,702	262
*	Wheels Up Experience Inc.	135,945	254
*	Allbirds Inc. Class A	59,399	244
*	WW International Inc.	46,304	242
*	Motorcar Parts of America Inc.	15,989	238
	Kimball International Inc. Class B	30,921	237
*	Universal Electronics Inc.	10,360	230
[1]	Big 5 Sporting Goods Corp.	18,706	229
	Designer Brands Inc. Class A	13,428	229
*	Corsair Gaming Inc.	14,490	223

43

Russell 2000 Value Index Fund
		Shares	Market Value• ($000)
*	Stitch Fix Inc. Class A	41,764	210
*,1	Cenntro Electric Group Ltd.	157,116	207
*	LL Flooring Holdings Inc.	24,812	202
*	1-800-Flowers.com Inc. Class A	22,986	200
	Rush Enterprises Inc. Class B	3,921	199
	Bluegreen Vacations Holding Class A	9,538	199
*	Lindblad Expeditions Holdings Inc.	25,416	196
*	RumbleON Inc. Class B	8,838	193
*	Figs Inc. Class A	16,224	188
*	Central Garden & Pet Co.	4,643	185
*	Container Store Group Inc.	27,219	185
*	Liquidity Services Inc.	10,590	185
*	Xponential Fitness Inc. Class A	10,062	184
*,1	Bed Bath & Beyond Inc.	19,013	181
*	Integral Ad Science Holding Corp.	22,071	179
*	Lands' End Inc.	12,914	178
	Alta Equipment Group Inc.	14,857	175
*	Snap One Holdings Corp.	15,370	172
	Cato Corp. Class A	15,620	169
*	iRobot Corp.	2,852	168
*	American Public Education Inc.	16,191	167
*	Fossil Group Inc.	39,490	167
*	Children's Place Inc.	3,933	166
[1]	Weber Inc. Class A	23,083	166
*	Chico's FAS Inc.	29,102	165
	Tilly's Inc. Class A	20,367	153
*	Outbrain Inc.	34,210	151
*	Cumulus Media Inc. Class A	15,814	147
*	El Pollo Loco Holdings Inc.	16,112	146
	Rocky Brands Inc.	5,441	142
*	Vacasa Inc.	35,010	140
*	Full House Resorts Inc.	20,532	138
*	Citi Trends Inc.	6,766	137
*	Denny's Corp.	14,436	136
	Hibbett Inc.	2,306	135
*	Destination XL Group Inc.	24,130	133
*	RealReal Inc.	60,691	130
	Weyco Group Inc.	5,032	129
*	Legacy Housing Corp.	7,516	128
*	Selectquote Inc.	114,083	127
*	Quotient Technology Inc.	67,538	126
*	Purple Innovation Inc. Class A	43,909	126
*	Playstudios Inc.	34,060	123
	Tile Shop Holdings Inc.	31,065	122
*	Party City Holdco Inc.	59,867	118
	Dine Brands Global Inc.	1,739	116
	Superior Group of Cos. Inc.	10,006	111
*,1	Aterian Inc.	47,581	108
*	Conn's Inc.	11,097	107
	Interface Inc. Class A	9,458	106
	John Wiley & Sons Inc. Class A	2,230	103
*	ThredUP Inc. Class A	42,577	103
*	BARK Inc.	43,920	102
*	Sally Beauty Holdings Inc.	6,531	97
*	Brinker International Inc.	3,850	94
	Lifetime Brands Inc.	10,507	94
*	First Watch Restaurant Group Inc.	5,615	94
		Shares	Market Value• ($000)
	Global Industrial Co.	3,034	91
*	Biglari Holdings Inc. Class B	621	84
*	Express Inc.	54,823	83
*	StoneMor Inc.	22,938	79
*	Solo Brands Inc. Class A	18,752	78
*	Traeger Inc.	27,289	72
	Entravision Communications Corp. Class A	13,954	71
	Sturm Ruger & Co. Inc.	1,336	70
	JOANN Inc.	9,395	67
*	Landsea Homes Corp.	9,561	64
*	Urban One Inc.	15,107	63
*	Inspired Entertainment Inc.	5,993	63
	NL Industries Inc.	7,003	62
*,1	Bird Global Inc.	146,309	62
	Clarus Corp.	3,933	60
	Buckle Inc.	1,770	57
*	Audacy Inc. Class A	100,147	55
	Franchise Group Inc.	1,570	53
*	Duluth Holdings Inc. Class B	5,901	52
	Build-A-Bear Workshop Inc.	3,319	51
*,1	Vuzix Corp.	6,485	49
*	Faraday Future Intelligent Electric Inc.	39,228	44
	RCI Hospitality Holdings Inc.	578	38
*	Turtle Beach Corp.	3,916	37
*	Century Casinos Inc.	4,128	30
	CompX International Inc.	1,232	30
	European Wax Center Inc. Class A	1,376	30
*	Torrid Holdings Inc.	5,108	29
*	Inspirato Inc.	9,091	25
*	Urban One Inc. (XNCM)	3,910	21
*	aka Brands Holding Corp.	8,408	17
*	Rover Group Inc. Class A	3,581	14
*	Reservoir Media Inc.	1,558	10
			134,875
Consumer Staples (2.6%)
*	Hostess Brands Inc. Class A	118,022	2,736
*	United Natural Foods Inc.	46,344	2,043
*	TreeHouse Foods Inc.	43,574	2,031
	Edgewell Personal Care Co.	46,153	1,798
	Primo Water Corp.	135,007	1,774
*	Hain Celestial Group Inc.	64,539	1,308
	B&G Foods Inc.	58,439	1,266
	Weis Markets Inc.	14,040	1,091
	Ingles Markets Inc. Class A	12,166	1,065
	Universal Corp.	20,714	1,057
	Vector Group Ltd.	105,173	1,031
	Nu Skin Enterprises Inc. Class A	25,096	1,027
	Andersons Inc.	27,377	1,014
	SpartanNash Co.	30,528	929
*	Herbalife Nutrition Ltd.	28,485	743
	Fresh Del Monte Produce Inc.	26,019	711
*	Mission Produce Inc.	30,477	491
	ACCO Brands Corp.	80,896	480
	Lancaster Colony Corp.	2,568	433
*	Chefs' Warehouse Inc.	8,641	288
*	Seneca Foods Corp. Class A	5,083	268
*,1	Benson Hill Inc.	74,832	266
*	Landec Corp.	22,913	241

44

Russell 2000 Value Index Fund
		Shares	Market Value• ($000)
	John B Sanfilippo & Son Inc.	2,937	237
*,1	GrowGeneration Corp.	48,938	232
*	Honest Co. Inc.	55,526	200
	Alico Inc.	5,329	181
*	Rite Aid Corp.	25,119	180
*	Whole Earth Brands Inc.	35,083	179
*,1	AppHarvest Inc.	60,943	175
	Village Super Market Inc. Class A	7,455	164
*	HF Foods Group Inc.	31,053	158
*	Vintage Wine Estates Inc.	24,060	142
	Cal-Maine Foods Inc.	2,542	136
	Utz Brands Inc.	7,451	124
*	PLBY Group Inc.	26,572	120
*	Nature's Sunshine Products Inc.	11,756	114
*	Sovos Brands Inc.	7,438	114
*	Beauty Health Co.	9,440	109
	Tootsie Roll Industries Inc.	1,873	67
	PetMed Express Inc.	2,911	60
*	SunOpta Inc.	5,621	56
	Natural Grocers by Vitamin Cottage Inc.	988	14
*	Tattooed Chef Inc.	2,083	14
*	Boxed Inc.	11,313	12
			26,879
Energy (5.1%)
	Civitas Resources Inc.	63,205	4,247
	Helmerich & Payne Inc.	88,125	3,767
	California Resources Corp.	66,986	3,347
	Murphy Oil Corp.	71,125	2,772
*	CNX Resources Corp.	156,251	2,761
	Equitrans Midstream Corp.	268,414	2,488
*	Peabody Energy Corp.	100,712	2,484
	Arcosa Inc.	41,504	2,426
*	Golar LNG Ltd.	81,680	2,227
*	PBF Energy Inc. Class A	63,930	2,184
	Chord Energy Corp.	14,758	2,089
*	Green Plains Inc.	45,235	1,657
	World Fuel Services Corp.	53,310	1,375
	Warrior Met Coal Inc.	39,270	1,278
*	Centennial Resource Development Inc. Class A	152,710	1,257
*	NOW Inc.	94,140	1,141
*	Expro Group Holdings NV	66,302	896
	Patterson-UTI Energy Inc.	59,677	889
	Archrock Inc.	115,678	855
*	Noble Corp.	26,528	805
*	Tidewater Inc.	32,600	722
*	ProPetro Holding Corp.	74,694	684
*	Dril-Quip Inc.	29,151	645
*	Diamond Offshore Drilling Inc.	85,380	607
*	Bristow Group Inc.	20,229	587
*	Helix Energy Solutions Group Inc.	122,224	528
*	Gevo Inc.	168,102	526
	Berry Corp.	56,970	521
*,1	EVgo Inc.	51,108	485
	Kinetik Holdings Inc.	12,881	475
	SunCoke Energy Inc.	71,090	468
*	Centrus Energy Corp. Class A	9,061	451
*	Select Energy Services Inc. Class A	60,427	430
		Shares	Market Value• ($000)
*	REX American Resources Corp.	13,707	415
*	FuelCell Energy Inc.	86,661	363
*	Callon Petroleum Co.	7,106	302
	Northern Oil and Gas Inc.	8,463	268
*	DMC Global Inc.	11,972	267
*	Oil States International Inc.	51,759	254
*	Borr Drilling Ltd.	62,178	249
*	National Energy Services Reunited Corp.	32,727	230
*	Aemetis Inc.	24,971	228
*,1	Volta Inc.	104,200	223
*	Newpark Resources Inc.	72,471	209
*	Solid Power Inc.	29,310	193
	NACCO Industries Inc. Class A	3,460	156
*	Ring Energy Inc.	43,973	142
*	Nabors Industries Ltd. (XNYS)	966	128
	CONSOL Energy Inc.	1,703	122
*	Stem Inc.	6,590	104
*	W&T Offshore Inc.	13,817	90
	Riley Exploration Permian Inc.	3,292	83
*	Nabors Industries Ltd. Warrants Exp. 6/11/26	2,380	82
*	Oceaneering International Inc.	8,115	72
*	Amplify Energy Corp.	6,916	52
*	NextDecade Corp.	4,396	32
*	ESS Tech Inc.	6,917	31
*	ProFrac Holding Corp. Class A	944	19
			52,388
Financials (28.0%)
	SouthState Corp.	64,227	5,012
	Valley National Bancorp	368,704	4,284
	Blackstone Mortgage Trust Inc. Class A	145,579	4,219
	United Bankshares Inc.	113,369	4,206
	Glacier Bancorp Inc.	82,847	4,199
	Old National Bancorp	250,894	4,187
	Selective Insurance Group Inc.	51,129	4,061
	Home BancShares Inc.	162,854	3,832
	Cadence Bank	147,725	3,764
	Essent Group Ltd.	90,334	3,612
	Hancock Whitney Corp.	73,800	3,559
	UMB Financial Corp.	37,665	3,370
	First Interstate BancSystem Inc. Class A	80,208	3,229
	Radian Group Inc.	148,177	3,128
	Independent Bank Corp. (XNGS)	39,947	3,125
	United Community Banks Inc.	91,047	3,053
	CVB Financial Corp.	115,278	3,025
	Community Bank System Inc.	45,518	2,976
	WSFS Financial Corp.	55,215	2,670
	Ameris Bancorp	56,839	2,653
	Pacific Premier Bancorp Inc.	80,586	2,640
*	Mr Cooper Group Inc.	62,165	2,630
	BankUnited Inc.	69,899	2,590
	Cathay General Bancorp	61,642	2,585
*	Texas Capital Bancshares Inc.	43,557	2,571

45

Russell 2000 Value Index Fund
		Shares	Market Value• ($000)
	Associated Banc-Corp.	127,742	2,560
	American Equity Investment Life Holding Co.	66,740	2,536
	Simmons First National Corp. Class A	107,226	2,529
	Fulton Financial Corp.	138,919	2,255
	First BanCorp. (XNYS)	155,706	2,227
	Independent Bank Group Inc.	31,436	2,118
	Eastern Bankshares Inc.	109,003	2,115
	Atlantic Union Bankshares Corp.	64,052	2,078
	Jackson Financial Inc. Class A	64,808	2,026
	Columbia Banking System Inc.	67,505	2,022
	Arbor Realty Trust Inc.	132,953	1,992
	First Merchants Corp.	49,113	1,956
	International Bancshares Corp.	46,543	1,942
*	Enstar Group Ltd.	9,906	1,875
*	Axos Financial Inc.	44,224	1,848
*	Genworth Financial Inc. Class A	435,528	1,838
	CNO Financial Group Inc.	98,571	1,815
	Banner Corp.	29,275	1,779
	Washington Federal Inc.	55,466	1,775
	Chimera Investment Corp.	204,136	1,735
	Flagstar Bancorp Inc.	44,783	1,725
	First Financial Bancorp	79,741	1,721
	Piper Sandler Cos.	14,901	1,707
	WesBanco Inc.	49,892	1,707
	Seacoast Banking Corp. of Florida	51,888	1,677
	Trustmark Corp.	52,541	1,657
	Towne Bank	57,742	1,645
	Park National Corp.	12,310	1,623
	Heartland Financial USA Inc.	35,246	1,574
	Renasant Corp.	46,925	1,564
	Navient Corp.	99,187	1,526
	Provident Financial Services Inc.	63,806	1,482
	Northwest Bancshares Inc.	104,464	1,470
	Sandy Spring Bancorp Inc.	37,981	1,463
	Hope Bancorp Inc.	99,367	1,438
	Two Harbors Investment Corp.	296,593	1,438
	Apollo Commercial Real Estate Finance Inc.	120,937	1,409
*	Cannae Holdings Inc.	65,039	1,405
	NBT Bancorp Inc.	35,939	1,394
	Hilltop Holdings Inc.	52,529	1,387
*	NMI Holdings Inc. Class A	67,566	1,387
	Enterprise Financial Services Corp.	30,107	1,376
	Claros Mortgage Trust Inc.	78,611	1,343
	PennyMac Financial Services Inc.	25,250	1,341
	Eagle Bancorp Inc.	27,258	1,323
	Bank of NT Butterfield & Son Ltd.	40,146	1,310
	FirstCash Holdings Inc.	16,624	1,296
	TriCo Bancshares	27,205	1,284
	Horace Mann Educators Corp.	35,512	1,270
*	PRA Group Inc.	33,897	1,252
		Shares	Market Value• ($000)
*	StoneX Group Inc.	13,330	1,238
	FB Financial Corp.	31,165	1,235
	Stewart Information Services Corp.	23,102	1,170
	Veritex Holdings Inc.	38,703	1,165
	Moelis & Co. Class A	27,509	1,146
*	Encore Capital Group Inc.	20,621	1,128
	OFG Bancorp	40,966	1,114
	Berkshire Hills Bancorp Inc.	39,372	1,111
	First Bancorp (XNGS)	30,375	1,106
	Safety Insurance Group Inc.	12,224	1,101
	BGC Partners Inc. Class A	272,603	1,096
	Compass Diversified Holdings	52,092	1,087
	Ladder Capital Corp. Class A	97,390	1,077
*	LendingClub Corp.	82,435	1,077
	First Commonwealth Financial Corp.	79,730	1,075
	Nelnet Inc. Class A	12,745	1,074
	City Holding Co.	12,578	1,069
	Virtus Investment Partners Inc.	5,428	1,038
*,1	Marathon Digital Holdings Inc.	86,949	1,030
	First Busey Corp.	44,074	1,014
	Capitol Federal Financial Inc.	111,154	1,007
	S&T Bancorp Inc.	33,364	989
	ProAssurance Corp.	46,037	985
	Southside Bancshares Inc.	26,149	985
	OceanFirst Financial Corp.	49,572	964
	MFA Financial Inc. REIT	87,677	958
*	Enova International Inc.	27,148	949
	PennyMac Mortgage Investment Trust	63,825	948
	Westamerica BanCorp.	16,802	940
	National Bank Holdings Corp. Class A	23,154	929
	Franklin BSP Realty Trust Inc. REIT	71,833	927
	Employers Holdings Inc.	23,575	923
*	Customers Bancorp Inc.	26,428	917
	New York Mortgage Trust Inc.	324,502	909
	Dime Community Bancshares Inc.	28,498	891
	German American Bancorp Inc.	23,684	890
*,1	Lemonade Inc.	39,639	877
	Lakeland Bancorp Inc.	53,204	867
	Cowen Inc. Class A	22,431	862
	Tompkins Financial Corp.	12,001	860
	KKR Real Estate Finance Trust Inc.	44,234	852
	Federal Agricultural Mortgage Corp. Class C	7,775	849
*	MoneyGram International Inc.	80,724	831
	First Foundation Inc.	43,772	830
	Ready Capital Corp.	63,240	828
	Premier Financial Corp.	30,259	818
	Brookline Bancorp Inc.	65,314	814
	Walker & Dunlop Inc.	7,987	802
	Redwood Trust Inc.	103,316	801
*	Triumph Bancorp Inc.	12,945	801
	Preferred Bank	11,737	796
	ConnectOne Bancorp Inc.	31,717	794

46

Russell 2000 Value Index Fund
		Shares	Market Value• ($000)
	Banc of California Inc.	46,956	793
	QCR Holdings Inc.	14,158	791
	iStar Inc.	57,031	785
	Origin Bancorp Inc.	19,224	785
	AMERISAFE Inc.	16,329	781
	Heritage Financial Corp.	29,543	768
	Washington Trust Bancorp Inc.	14,874	753
	James River Group Holdings Ltd.	31,390	746
	BancFirst Corp.	6,790	732
	Mercury General Corp.	22,821	728
*	Nicolet Bankshares Inc.	9,399	720
	Broadmark Realty Capital Inc.	111,290	718
*,1	Riot Blockchain Inc.	99,977	717
	Peoples Bancorp Inc.	23,928	715
	Ellington Financial Inc.	48,467	711
	Allegiance Bancshares Inc.	16,582	702
	Brightspire Capital Inc. Class A	81,431	684
*	Oscar Health Inc. Class A	100,816	668
	Horizon Bancorp Inc.	34,441	652
	1st Source Corp.	13,797	651
	Enact Holdings Inc.	25,632	651
	Hanmi Financial Corp.	25,840	639
	Amerant Bancorp Inc.	24,121	632
	ARMOUR Residential REIT Inc.	87,733	623
	Univest Financial Corp.	24,938	618
	Kearny Financial Corp.	52,987	602
	Artisan Partners Asset Management Inc. Class A	17,779	600
*	Ambac Financial Group Inc.	39,126	590
	Pathward Financial Inc.	17,890	590
*	Metropolitan Bank Holding Corp.	8,151	584
	Community Trust Bancorp Inc.	13,395	566
	Heritage Commerce Corp.	50,160	566
	First Mid Bancshares Inc.	15,969	565
	Camden National Corp.	12,306	557
	CBL & Associates Properties Inc.	19,077	552
	Northfield Bancorp Inc.	37,406	551
	TPG RE Finance Trust Inc.	59,007	546
	United Fire Group Inc.	18,200	536
	TrustCo Bank Corp. NY	16,041	535
	HomeStreet Inc.	15,337	534
	HarborOne Bancorp Inc.	39,042	533
	Argo Group International Holdings Ltd.	27,150	533
*	CrossFirst Bankshares Inc.	39,418	520
	Flushing Financial Corp.	24,607	508
*	Silvergate Capital Corp. Class A	5,565	507
	Central Pacific Financial Corp.	23,114	504
	First Bancorp Inc. (XNMS)	16,848	504
	Peapack-Gladstone Financial Corp.	14,873	501
	Old Second Bancorp Inc.	36,217	497
	Dynex Capital Inc.	31,115	483
	Great Southern Bancorp Inc.	8,216	483
*	MBIA Inc.	40,993	483
	Cambridge Bancorp	5,841	480
	CBTX Inc.	15,704	468
		Shares	Market Value• ($000)
*	Bancorp Inc.	19,572	464
	Invesco Mortgage Capital REIT	29,085	462
	Byline Bancorp Inc.	21,020	458
	First Financial Corp.	9,767	454
	Midland States Bancorp Inc.	18,085	454
	Bank First Corp.	5,545	451
	First Community Bankshares Inc.	13,951	440
	Mercantile Bank Corp.	13,165	435
	Business First Bancshares Inc.	18,362	433
	Granite Point Mortgage Trust Inc.	45,696	430
*	Columbia Financial Inc.	19,562	417
	Equity Bancshares Inc. Class A	13,281	415
	Bank of Marin Bancorp	13,396	414
	Farmers National Banc Corp.	26,828	383
	Arrow Financial Corp.	11,786	378
*	EZCorp. Inc. Class A	42,465	372
	Capital City Bank Group Inc.	11,575	370
	MidWestOne Financial Group Inc.	12,081	368
	National Western Life Group Inc. Class A	1,935	368
	Merchants Bancorp	13,625	367
	CNB Financial Corp.	13,781	363
	Southern Missouri Bancorp Inc.	6,888	363
	Bar Harbor Bankshares	12,635	358
*	Assetmark Financial Holdings Inc.	18,420	356
	Mid Penn Bancorp Inc.	12,252	356
	Independent Bank Corp.	17,215	353
	Capstar Financial Holdings Inc.	17,460	352
	First of Long Island Corp.	18,982	349
	Hingham Institution for Savings	1,164	346
	Banco Latinoamericano de Comercio Exterior SA Class E	23,466	343
*	Carter Bankshares Inc.	20,791	342
	Financial Institutions Inc.	12,924	336
	SmartFinancial Inc.	13,322	334
*	SiriusPoint Ltd.	72,095	322
	Republic Bancorp Inc. Class A	7,547	321
	Citizens & Northern Corp.	12,896	310
	Alerus Financial Corp.	12,991	309
	American National Bankshares Inc.	9,059	298
	Waterstone Financial Inc.	17,226	298
	Peoples Financial Services Corp.	5,975	291
	Shore Bancshares Inc.	15,214	290
*	Professional Holding Corp. Class A	10,219	286
	West BanCorp. Inc.	11,583	285
	First Internet Bancorp	7,751	284
	RBB Bancorp	12,778	282
*	Southern First Bancshares Inc.	6,506	280
	MVB Financial Corp.	8,701	278
	Amalgamated Financial Corp.	12,286	276

47

Russell 2000 Value Index Fund
		Shares	Market Value• ($000)
	Oppenheimer Holdings Inc. Class A	7,528	273
	Summit Financial Group Inc.	9,498	271
	Civista Bancshares Inc.	12,760	270
	Victory Capital Holdings Inc. Class A	9,938	266
	Enterprise Bancorp Inc.	8,126	261
	ACNB Corp.	7,219	257
	Stock Yards Bancorp Inc.	3,840	254
*	Blue Foundry Bancorp	22,107	251
	Home Bancorp Inc.	6,385	249
	Primis Financial Corp.	18,953	248
	John Marshall Bancorp Inc.	9,742	246
	Guaranty Bancshares Inc.	7,040	244
	Sierra Bancorp	11,788	244
	Metrocity Bankshares Inc.	12,098	242
	First Bancorp Inc. (XNGS)	8,318	241
	Tiptree Inc.	20,092	240
	South Plains Financial Inc.	8,850	240
*	Bridgewater Bancshares Inc.	13,823	237
	HomeTrust Bancshares Inc.	10,224	237
	AFC Gamma Inc.	13,549	236
	Orrstown Financial Services Inc.	9,063	233
	First Business Financial Services Inc.	6,850	228
	Northeast Bank	5,760	223
	Regional Management Corp.	6,579	222
	BCB Bancorp Inc.	12,265	221
	Universal Insurance Holdings Inc.	18,296	218
	Macatawa Bank Corp.	22,527	214
	Blue Ridge Bankshares Inc.	14,521	213
	Live Oak Bancshares Inc.	5,841	212
*	Hippo Holdings Inc.	217,195	211
	Farmers & Merchants Bancorp Inc.	7,101	203
	PCSB Financial Corp.	10,839	201
	First Bank	13,249	199
	Colony Bankcorp Inc.	14,028	198
	Parke Bancorp Inc.	8,647	192
	BayCom Corp.	10,163	189
	Capital Bancorp Inc.	7,627	189
	Red River Bancshares Inc.	3,695	189
*	FVCBankcorp Inc.	9,689	187
	PCB Bancorp	9,939	187
*	Third Coast Bancshares Inc.	10,270	187
	Donegal Group Inc. Class A	12,680	184
*	First Western Financial Inc.	6,751	179
	Five Star Bancorp	6,947	177
	Provident Bancorp Inc.	12,116	176
*	Greenlight Capital Re Ltd. Class A	22,216	175
	Luther Burbank Corp.	13,147	172
	Unity Bancorp Inc.	6,021	169
	HBT Financial Inc.	8,554	155
	Bankwell Financial Group Inc.	4,822	152
	Angel Oak Mortgage Inc.	10,276	143
*	Consumer Portfolio Services Inc.	12,202	142
	Nexpoint Real Estate Finance Inc.	6,702	138
	Investors Title Co.	933	137
*	Republic First Bancorp Inc.	42,993	137
	Lakeland Financial Corp.	1,749	132
		Shares	Market Value• ($000)
*,1	Bakkt Holdings Inc.	48,468	126
*	World Acceptance Corp.	1,063	124
*	Oportun Financial Corp.	23,768	121
*	USCB Financial Holdings Inc.	9,223	120
	Sculptor Capital Management Inc. Class A	11,601	109
*,1	Rigetti Computing Inc.	27,354	109
	Manning & Napier Inc.	8,323	106
	First Guaranty Bancshares Inc.	4,669	104
*	Goosehead Insurance Inc. Class A	1,995	104
	Crawford & Co. Class A	15,424	94
*	eHealth Inc.	14,653	94
*	Pioneer Bancorp Inc.	9,947	93
*	NI Holdings Inc.	7,013	92
	Chicago Atlantic Real Estate Finance Inc.	5,866	90
*	Sterling Bancorp Inc.	14,622	86
*	Trean Insurance Group Inc.	19,389	86
*	Root Inc. Blank	6,603	82
*	Velocity Financial LLC	6,670	76
*	Doma Holdings Inc.	105,853	64
*	Sunlight Financial Holdings Inc.	20,726	63
	Brookfield Business Corp. Class A	2,576	63
	Associated Capital Group Inc. Class A	1,493	59
*	SWK Holdings Corp.	3,069	54
*	Finance of America Cos. Inc. Class A	33,058	40
	GCM Grosvenor Inc. Class A	4,919	39
	Brightsphere Investment Group Inc.	2,134	36
	Esquire Financial Holdings Inc.	876	33
*	MarketWise Inc.	11,445	32
*	OppFi Inc.	11,546	31
	Curo Group Holdings Corp.	4,280	28
	Perella Weinberg Partners Class A	3,844	28
	Home Point Capital Inc.	6,741	16
	GAMCO Investors Inc. Class A	524	11
	Silvercrest Asset Management Group Inc. Class A	561	10
	Value Line Inc.	44	4
			285,592
Health Care (10.8%)
*	Biohaven Pharmaceutical Holding Co. Ltd.	20,214	3,019
*	1Life Healthcare Inc.	154,498	2,659
*	Prestige Consumer Healthcare Inc.	43,079	2,179
*	Integer Holdings Corp.	28,318	1,786
*	Sage Therapeutics Inc.	44,665	1,682
	Owens & Minor Inc.	55,976	1,652
*	Myriad Genetics Inc.	68,195	1,523
*	Vir Biotechnology Inc.	62,243	1,478
*	Supernus Pharmaceuticals Inc.	42,072	1,440
*	Iovance Biotherapeutics Inc.	129,504	1,388
*	Relay Therapeutics Inc.	60,354	1,386

48

Russell 2000 Value Index Fund
		Shares	Market Value• ($000)
*	Intellia Therapeutics Inc.	22,205	1,334
*	Pediatrix Medical Group Inc.	73,738	1,314
*	Xencor Inc.	49,240	1,299
*	Veracyte Inc.	61,489	1,254
*	Agios Pharmaceuticals Inc.	46,861	1,195
*	Multiplan Corp.	324,204	1,141
*	Pacific Biosciences of California Inc.	194,022	1,137
*	AdaptHealth Corp. Class A	62,034	1,115
*	Recursion Pharmaceuticals Inc. Class A	104,837	1,102
*	AbCellera Biologics Inc.	101,406	1,083
*	NeoGenomics Inc.	106,684	1,072
*	Arcus Biosciences Inc.	44,212	1,065
*	Ligand Pharmaceuticals Inc.	11,382	1,052
*	Emergent BioSolutions Inc.	43,173	1,037
*	Verve Therapeutics Inc.	26,738	1,026
*	REGENXBIO Inc.	34,237	1,010
*	Avanos Medical Inc.	40,548	999
*,1	Lyell Immunopharma Inc.	148,415	994
*	REVOLUTION Medicines Inc.	46,125	961
*	Celldex Therapeutics Inc.	30,992	942
*	Allogene Therapeutics Inc.	68,036	933
*	Kymera Therapeutics Inc.	32,842	928
*	Enanta Pharmaceuticals Inc.	14,936	909
*	American Well Corp. Class A	195,975	892
*	Editas Medicine Inc. Class A	59,009	867
*	Krystal Biotech Inc.	11,984	840
*	Avidity Biosciences Inc.	41,769	819
*	Adaptive Biotechnologies Corp.	90,313	806
*	ModivCare Inc.	7,425	804
*	Syndax Pharmaceuticals Inc.	33,971	802
*	Fulgent Genetics Inc.	18,375	799
*	Chinook Therapeutics Inc.	37,257	775
*	Kura Oncology Inc.	54,506	755
*	OPKO Health Inc.	344,445	751
	National HealthCare Corp.	10,747	746
*	Crinetics Pharmaceuticals Inc.	39,281	742
*	PTC Therapeutics Inc.	14,642	731
*	Addus HomeCare Corp.	8,020	716
*	ChemoCentryx Inc.	14,026	715
*	Butterfly Network Inc.	113,454	707
*	MannKind Corp.	193,114	705
*	AngioDynamics Inc.	31,762	703
*	Brookdale Senior Living Inc.	158,925	699
*	Varex Imaging Corp.	32,979	695
*	BioCryst Pharmaceuticals Inc.	49,108	683
*	SpringWorks Therapeutics Inc.	23,874	663
*	BioLife Solutions Inc.	26,585	628
*	Cogent Biosciences Inc.	38,086	628
*	AtriCure Inc.	13,657	623
*,1	Bionano Genomics Inc.	248,834	617
*	LivaNova plc	10,854	611
*	Nektar Therapeutics Class A	154,907	610
*	Invitae Corp.	196,363	597
*	Nurix Therapeutics Inc.	37,851	595
*	Castle Biosciences Inc.	20,291	588
*	Twist Bioscience Corp.	14,603	586
*	Design Therapeutics Inc.	28,922	586
		Shares	Market Value• ($000)
*	Rocket Pharmaceuticals Inc.	37,357	576
*,1	EQRx Inc.	116,852	571
*,1	Sorrento Therapeutics Inc.	275,897	566
*	Phreesia Inc.	21,974	564
*	Mersana Therapeutics Inc.	74,821	561
*	Health Catalyst Inc.	46,209	554
*	ImmunoGen Inc.	92,944	540
*	Inogen Inc.	18,569	532
*	Sangamo Therapeutics Inc.	96,457	521
*	Sana Biotechnology Inc.	75,952	517
*	Accolade Inc.	49,792	507
*	Vanda Pharmaceuticals Inc.	47,421	502
*	Erasca Inc.	55,380	499
*	Replimune Group Inc.	25,743	491
*	Atea Pharmaceuticals Inc.	65,078	488
	Healthcare Services Group Inc.	33,404	470
*	2seventy bio Inc.	31,915	470
*	Day One Biopharmaceuticals Inc.	19,939	468
*	Caribou Biosciences Inc.	46,079	455
*	Inovio Pharmaceuticals Inc.	195,062	447
*	Deciphera Pharmaceuticals Inc.	27,459	446
*	iTeos Therapeutics Inc.	20,101	446
*	Seer Inc. Class A	43,992	444
	Patterson Cos. Inc.	15,835	442
*	PMV Pharmaceuticals Inc.	31,450	438
*,1	Nano-X Imaging Ltd.	32,663	435
*	HealthStream Inc.	19,453	430
*	NextGen Healthcare Inc.	24,574	421
*	Forma Therapeutics Holdings Inc.	31,369	420
*	SomaLogic Inc.	111,560	411
*	Kezar Life Sciences Inc.	39,695	408
*	AnaptysBio Inc.	17,463	405
*	ANI Pharmaceuticals Inc.	10,896	402
*	CTI BioPharma Corp.	63,654	400
*	Nkarta Inc.	27,657	398
*	Merit Medical Systems Inc.	6,674	395
*	Cara Therapeutics Inc.	38,058	393
*	MaxCyte Inc.	74,271	386
*	Cincor Pharma Inc.	11,429	386
*	DICE Therapeutics Inc.	24,214	380
*	Computer Programs and Systems Inc.	12,159	371
*	C4 Therapeutics Inc.	35,893	362
*	LifeStance Health Group Inc.	57,614	362
*	Kinnate Biopharma Inc.	24,949	361
*	Bridgebio Pharma Inc.	34,187	359
	Select Medical Holdings Corp.	14,007	359
*	Cytokinetics Inc.	6,716	356
*	Bluebird Bio Inc.	60,602	354
*	Adicet Bio Inc.	24,557	348
*	CareMax Inc.	50,930	348
*	KalVista Pharmaceuticals Inc.	20,887	344
*	Cullinan Oncology Inc.	25,458	343
*	Protagonist Therapeutics Inc.	39,270	342
*	MiMedx Group Inc.	96,305	340
*	Orthofix Medical Inc.	16,831	335
*	Instil Bio Inc.	59,398	309
*	Cue Health Inc.	92,016	306

49

Russell 2000 Value Index Fund
		Shares	Market Value• ($000)
*	Ideaya Biosciences Inc.	30,370	299
*	Inotiv Inc.	14,855	291
*	Atara Biotherapeutics Inc.	72,416	290
*	Stoke Therapeutics Inc.	19,167	289
*	908 Devices Inc.	14,367	289
*	Anika Therapeutics Inc.	12,714	287
*	Tricida Inc.	22,846	286
*	Kodiak Sciences Inc.	28,472	285
*	Community Health Systems Inc.	106,842	284
*	23andMe Holding Co. Class A	84,157	284
*	Nuvation Bio Inc.	99,261	278
*	Zimvie Inc.	17,776	271
*	Dyne Therapeutics Inc.	26,790	263
*	Akero Therapeutics Inc.	22,265	262
*	OraSure Technologies Inc.	63,515	260
*	Vaxart Inc.	83,922	260
*	Edgewise Therapeutics Inc.	25,333	255
*	Inari Medical Inc.	3,658	254
*	Geron Corp. (XNGS)	94,278	249
*	Bright Health Group Inc.	164,786	249
*	Nuvalent Inc. Class A	14,449	244
*	Quantum-Si Inc.	77,930	243
*	ADMA Biologics Inc.	88,116	238
*	ALX Oncology Holdings Inc.	18,275	238
*	Tarsus Pharmaceuticals Inc.	15,443	237
*	Quanterix Corp.	25,099	235
*	Bioxcel Therapeutics Inc.	16,315	223
*	Fulcrum Therapeutics Inc.	29,805	221
*	Sutro Biopharma Inc.	37,907	215
	Embecta Corp.	6,661	213
*	Cardiovascular Systems Inc.	15,505	205
*	MacroGenics Inc.	51,476	204
*	4D Molecular Therapeutics Inc.	25,933	204
*	Generation Bio Co.	39,687	203
*	Adagio Therapeutics Inc.	43,839	200
*	Allovir Inc.	26,506	199
*,1	Amylyx Pharmaceuticals Inc.	7,876	199
*	Bioventus Inc. Class A	26,982	197
*	MeiraGTx Holdings plc	23,570	196
*	SeaSpine Holdings Corp.	30,265	194
*	Monte Rosa Therapeutics Inc.	24,480	194
*	NGM Biopharmaceuticals Inc.	13,299	188
*	Relmada Therapeutics Inc.	6,311	184
*	Rapt Therapeutics Inc.	6,828	182
*	Century Therapeutics Inc.	17,196	181
*	Immunovant Inc.	34,156	176
*	Berkeley Lights Inc.	47,646	175
*	Tango Therapeutics Inc.	39,835	163
*	Janux Therapeutics Inc.	14,657	159
*,1	Neogen Corp.	7,487	156
*	Aerovate Therapeutics Inc.	7,840	155
*	Absci Corp.	44,945	151
*	Arcellx Inc.	8,393	151
*	VBI Vaccines Inc.	164,420	147
*	Convey Health Solutions Holdings Inc.	13,778	145
*	Kronos Bio Inc.	35,851	143
*	Sema4 Holdings Corp.	134,871	138
*	Jounce Therapeutics Inc.	36,785	135
*	Viridian Therapeutics Inc.	5,936	132
*	Imago Biosciences Inc.	9,080	132
		Shares	Market Value• ($000)
*	Travere Thrapeutics Inc.	4,770	128
*	Singular Genomics Systems Inc.	47,554	127
*	EyePoint Pharmaceuticals Inc.	12,008	120
*	Artivion Inc.	5,301	117
*	Sight Sciences Inc.	16,652	116
*	Lexicon Pharmaceuticals Inc.	40,573	112
*	FibroGen Inc.	8,735	109
*	Surgery Partners Inc.	3,922	108
*	HilleVax Inc.	8,906	106
*	Tenaya Therapeutics Inc.	23,844	105
*	Reata Pharmaceuticals Inc. Class A	4,279	102
*	Hims & Hers Health Inc.	15,875	101
*	Theseus Pharmaceuticals Inc.	14,473	99
*	Athira Pharma Inc.	28,980	98
*	Sharecare Inc.	52,399	96
*	Arbutus Biopharma Corp.	42,695	95
*	Aerie Pharmaceuticals Inc.	5,937	90
*	Praxis Precision Medicines Inc.	29,009	90
*	Nautilus Biotechnology Inc.	40,611	90
*	Icosavax Inc.	18,980	90
*	Tactile Systems Technology Inc.	10,734	89
*	Morphic Holding Inc.	3,195	88
*	Liquidia Corp.	14,887	86
*	Pardes Biosciences Inc.	24,219	85
*	Tyra Biosciences Inc.	11,212	74
*	Aveanna Healthcare Holdings Inc.	38,033	69
*	ImmunityBio Inc.	15,988	64
*	Talaris Therapeutics Inc.	19,140	63
*	ATI Physical Therapy Inc.	63,842	57
*	An2 Therapeutics Inc.	3,334	57
*	NanoString Technologies Inc.	4,145	56
*	Alpine Immune Sciences Inc.	7,359	55
*	PepGen Inc.	5,731	54
*	Chimerix Inc.	24,083	53
*	Innovage Holding Corp.	14,423	53
*	Theravance Biopharma Inc.	5,782	52
*	Alphatec Holdings Inc.	6,472	49
*	ViewRay Inc.	14,320	49
*	PetIQ Inc. Class A	4,861	45
*	Zentalis Pharmaceuticals Inc.	1,668	45
*,1	Enochian Biosciences Inc.	16,860	42
*	P3 Health Partners Inc.	8,201	40
*	IGM Biosciences Inc.	1,952	38
*	Point Biopharma Global Inc.	3,864	38
*	Precigen Inc.	15,070	33
*	Rallybio Corp.	2,968	33
*	Eiger BioPharmaceuticals Inc.	3,590	30
*	Keros Therapeutics Inc.	850	30
*	Provention Bio Inc.	6,775	29
*	Vera Therapeutics Inc. Class A	1,105	24
*	Arcturus Therapeutics Holdings Inc.	1,646	23
*	Alpha Teknova Inc.	4,932	22
	Utah Medical Products Inc.	232	21

50

Russell 2000 Value Index Fund
		Shares	Market Value• ($000)
*	Kiniksa Pharmaceuticals Ltd. Class A	1,344	16
*	Affimed NV	5,285	14
	Phibro Animal Health Corp. Class A	856	13
*	RxSight Inc.	775	10
*	Gelesis Holdings Inc.	6,810	8
*	Science 37 Holdings Inc.	4,659	7
*	VistaGen Therapeutics Inc.	27,753	5
*,2	PDL BioPharma Inc.	270	—
			110,460
Industrials (13.1%)
	Triton International Ltd.	54,455	3,245
*	Summit Materials Inc. Class A	101,650	2,889
	GATX Corp.	28,736	2,776
*	API Group Corp.	177,415	2,759
	ABM Industries Inc.	57,451	2,666
*	Resideo Technologies Inc.	124,015	2,582
	Matson Inc.	34,383	2,533
*	Atlas Air Worldwide Holdings Inc.	23,980	2,396
	UniFirst Corp.	12,830	2,313
*	Hub Group Inc. Class A	28,808	2,299
*	Alight Inc. Class A	291,613	2,298
*	SPX Technologies Inc.	37,931	2,164
	Encore Wire Corp.	16,335	2,125
	Altra Industrial Motion Corp.	55,752	2,116
	EnerSys	31,493	1,964
	Werner Enterprises Inc.	48,877	1,945
	Albany International Corp. Class A	21,765	1,919
	Scorpio Tankers Inc.	42,564	1,771
*	Itron Inc.	35,613	1,694
	Kennametal Inc.	70,834	1,660
	Bread Financial Holdings Inc.	42,942	1,650
	ESCO Technologies Inc.	20,084	1,635
	EnPro Industries Inc.	17,848	1,616
	Moog Inc. Class A	20,474	1,535
	ManTech International Corp. Class A	15,683	1,504
	Maxar Technologies Inc.	62,728	1,495
	Trinity Industries Inc.	60,790	1,482
	Otter Tail Corp.	19,565	1,478
*	Kratos Defense & Security Solutions Inc.	106,059	1,330
	Barnes Group Inc.	42,079	1,307
	Hillenbrand Inc.	31,229	1,301
	Greif Inc. Class A	19,185	1,286
*,1	Frontline Ltd.	106,504	1,263
*	AAR Corp.	29,068	1,246
	International Seaways Inc.	42,083	1,243
*	Gibraltar Industries Inc.	28,309	1,185
	Granite Construction Inc.	38,860	1,165
	Belden Inc.	17,635	1,155
	ArcBest Corp.	14,172	1,141
*	StoneCo. Ltd. Class A	114,345	1,084
	SFL Corp. Ltd.	98,715	1,056
	Textainer Group Holdings Ltd.	34,231	1,040
*	OSI Systems Inc.	12,372	1,031
[1]	Golden Ocean Group Ltd.	104,735	1,004
	TriMas Corp.	36,227	997
*	CoreCivic Inc.	103,950	991
	Terex Corp.	29,558	982
*	Hillman Solutions Corp.	114,767	963
		Shares	Market Value• ($000)
*	Air Transport Services Group Inc.	31,383	946
	DHT Holdings Inc.	120,487	941
*	Donnelley Financial Solutions Inc.	22,044	936
	Standex International Corp.	10,201	922
	AZZ Inc.	21,087	899
	Patrick Industries Inc.	16,789	889
*	Mirion Technologies Inc.	117,120	887
	Primoris Services Corp.	43,240	876
*	TuSimple Holdings Inc. Class A	120,166	864
	Trinseo plc	30,792	817
*,1	Flex LNG Ltd.	24,345	805
	Greenbrier Cos. Inc.	27,226	776
*	Beacon Roofing Supply Inc.	13,886	762
	Kaman Corp.	23,958	760
*	Proto Labs Inc.	19,707	757
*	Green Dot Corp. Class A	36,950	750
	Astec Industries Inc.	19,478	744
	Columbus McKinnon Corp.	23,921	733
*	Aerojet Rocketdyne Holdings Inc.	16,811	724
*,1	Desktop Metal Inc. Class A	225,831	718
*	Triumph Group Inc.	54,981	714
	Deluxe Corp.	36,996	712
*	Repay Holdings Corp. Class A	74,712	694
*	American Woodmark Corp.	13,300	689
*	Cross Country Healthcare Inc.	27,122	688
*	Modine Manufacturing Co.	42,764	641
*	First Advantage Corp.	46,295	641
	Quanex Building Products Corp.	28,484	635
*	Proterra Inc.	102,612	620
*,1	Virgin Galactic Holdings Inc.	103,064	609
	Griffon Corp.	19,287	605
	Heartland Express Inc.	39,900	604
*	Conduent Inc.	145,123	594
*	TrueBlue Inc.	27,995	575
*	BlueLinx Holdings Inc.	7,995	560
	Tennant Co.	8,831	533
*	Titan Machinery Inc.	17,211	530
	Resources Connection Inc.	27,057	529
	Costamare Inc.	46,005	519
*	JELD-WEN Holding Inc.	46,346	517
	Eagle Bulk Shipping Inc.	11,450	497
*	Thermon Group Holdings Inc.	28,264	496
*	FARO Technologies Inc.	14,465	485
*	Huron Consulting Group Inc.	7,232	484
	Kelly Services Inc. Class A	30,030	484
*	Teekay Tankers Ltd. Class A	19,532	481
*	Paysafe Ltd.	291,789	481
	Heidrick & Struggles International Inc.	16,700	475
	ICF International Inc.	4,681	475
	Ennis Inc.	21,726	461
	Chase Corp.	4,873	430
	Genco Shipping & Trading Ltd.	31,286	429
	Nordic American Tankers Ltd.	161,800	421
	Brady Corp. Class A	9,029	420
	Gorman-Rupp Co.	15,900	420
	Argan Inc.	11,995	415

51

Russell 2000 Value Index Fund
		Shares	Market Value• ($000)
*	Ducommun Inc.	9,389	413
	Pactiv Evergreen Inc.	36,954	410
*	Great Lakes Dredge & Dock Corp.	42,619	408
	HB Fuller Co.	6,221	404
*	Hyliion Holdings Corp.	113,236	397
*	BrightView Holdings Inc.	37,942	384
*	Vivint Smart Home Inc.	61,195	383
	Dorian LPG Ltd.	26,255	382
	VSE Corp.	9,053	379
*	Archer Aviation Inc. Class A	106,265	376
*	Vishay Precision Group Inc.	10,640	365
	Cass Information Systems Inc.	9,661	354
*	DXP Enterprises Inc.	13,018	346
*,1	Danimer Scientific Inc.	77,333	344
	REV Group Inc.	29,740	343
*	V2X Inc.	9,829	341
*	O-I Glass Inc.	25,162	327
	National Presto Industries Inc.	4,470	305
*	Manitowoc Co. Inc.	30,176	288
*	Ardmore Shipping Corp.	29,800	287
*	Fluor Corp.	10,552	279
	Hyster-Yale Materials Handling Inc.	9,256	270
	Covenant Logistics Group Inc. Class A	9,437	265
*	Aersale Corp.	13,418	259
*	Advantage Solutions Inc.	70,472	257
	Marten Transport Ltd.	12,808	254
*	Blade Air Mobility Inc.	47,942	247
	Greif Inc. Class B	3,691	241
*	Tutor Perini Corp.	35,333	240
*	Custom Truck One Source Inc.	36,139	238
	Luxfer Holdings plc	14,199	234
*	CryoPort Inc.	6,974	228
*	Skillsoft Corp.	69,313	223
	Miller Industries Inc.	8,847	208
*	Teekay Corp.	59,084	206
*	Velodyne Lidar Inc.	164,779	206
*	Willdan Group Inc.	8,975	204
	Safe Bulkers Inc.	63,933	204
*	Astronics Corp.	21,526	198
*	Markforged Holding Corp.	81,569	198
*	Ranpak Holdings Corp. Class A	37,109	196
	Caesarstone Ltd.	19,151	195
	Park Aerospace Corp.	16,676	192
	Powell Industries Inc.	7,671	189
*	CIRCOR International Inc.	11,257	184
	Maximus Inc.	2,964	180
*	PureCycle Technologies Inc.	18,872	172
*	Radiant Logistics Inc.	24,356	171
	Alamo Group Inc.	1,296	169
*,1	View Inc.	94,368	168
	Preformed Line Products Co.	2,129	166
	Eneti Inc.	19,549	164
*	Moneylion Inc.	115,010	164
*	Evolv Technologies Holdings Inc.	71,795	163
*	Concrete Pumping Holdings Inc.	22,958	154
*	Microvast Holdings Inc.	58,990	145
*	Spire Global Inc.	106,854	144
		Shares	Market Value• ($000)
*	PFSweb Inc.	14,181	134
*	Cantaloupe Inc.	20,072	128
*	Hydrofarm Holdings Group Inc.	37,253	127
*	AvidXchange Holdings Inc.	13,543	106
*	Astra Space Inc.	122,737	105
*	Joby Aviation Inc.	19,491	103
*	Sterling Infrastructure Inc.	3,995	101
	Information Services Group Inc.	16,584	96
*	Quad/Graphics Inc.	29,703	94
	Wabash National Corp.	5,425	89
*,1	Terran Orbital Corp.	20,460	86
*	IES Holdings Inc.	2,429	74
*	Latch Inc.	60,041	64
	Universal Logistics Holdings Inc.	1,666	61
*	Momentus Inc.	29,947	53
	Barrett Business Services Inc.	591	48
	United States Lime & Minerals Inc.	397	41
*	Atlas Technical Consultants Inc.	4,626	39
*	Redwire Corp.	13,918	38
*	Atlanticus Holdings Corp.	1,316	37
*	Fathom Digital Manufacturing Corp.	8,664	33
*	Sterling Check Corp.	1,388	30
	Allied Motion Technologies Inc.	842	29
*	DHI Group Inc.	5,721	29
*	Workhorse Group Inc.	8,428	26
*	Distribution Solutions Group Inc.	523	21
*	CompoSecure Inc.	1,627	9
			133,960
Other (0.1%)[3]
[1]	Orchid Island Capital Inc. REIT	30,388	411
*,1,2	Contra Zogenix Inc. CVR	43,508	87
*,2	Aduro Biotech Inc. CVR	724	—
			498
Real Estate (11.5%)
	Agree Realty Corp.	63,511	4,784
	STAG Industrial Inc.	154,308	4,753
	Terreno Realty Corp.	63,626	3,881
*	Ryman Hospitality Properties Inc.	46,119	3,792
	Independence Realty Trust Inc.	189,821	3,692
	Kite Realty Group Trust	186,633	3,613
	Physicians Realty Trust	192,203	3,202
	Sabra Health Care REIT Inc.	197,578	2,958
	Apple Hospitality REIT Inc.	184,236	2,931
	Broadstone Net Lease Inc.	145,494	2,785
	PotlatchDeltic Corp.	58,521	2,717
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	68,302	2,699
	National Health Investors Inc.	37,793	2,476
	LXP Industrial Trust	242,478	2,439
*	Equity Commonwealth	92,577	2,436
	Essential Properties Realty Trust Inc.	101,257	2,292

52

Russell 2000 Value Index Fund
		Shares	Market Value• ($000)
	Corporate Office Properties Trust	85,136	2,200
	SITE Centers Corp.	166,742	2,161
*	Sunstone Hotel Investors Inc.	184,162	2,006
	Pebblebrook Hotel Trust	111,353	1,962
	Uniti Group Inc.	203,296	1,909
	Kennedy-Wilson Holdings Inc.	101,259	1,778
	Macerich Co.	184,572	1,766
	Retail Opportunity Investments Corp.	103,452	1,733
	RLJ Lodging Trust	141,011	1,701
	Four Corners Property Trust Inc.	62,471	1,680
	CareTrust REIT Inc.	75,974	1,636
*	DiamondRock Hospitality Co.	181,102	1,581
*	Xenia Hotels & Resorts Inc.	98,099	1,556
	Urban Edge Properties	98,133	1,544
	InvenTrust Properties Corp.	58,155	1,527
	LTC Properties Inc.	33,380	1,498
	Washington REIT	75,025	1,471
	Easterly Government Properties Inc. Class A	78,066	1,401
	Acadia Realty Trust	79,971	1,274
	Piedmont Office Realty Trust Inc. Class A	105,579	1,244
	Global Net Lease Inc.	89,760	1,236
	Newmark Group Inc. Class A	117,638	1,206
	American Assets Trust Inc.	42,158	1,170
	Brandywine Realty Trust	145,726	1,170
	Alexander & Baldwin Inc.	61,913	1,160
*	Apartment Investment and Management Co. Class A	127,827	1,130
	Paramount Group Inc.	160,154	1,110
	Getty Realty Corp.	36,066	1,085
	Centerspace	13,176	993
*	Veris Residential Inc.	73,516	988
*	Anywhere Real Estate Inc.	98,903	966
	Service Properties Trust	140,110	958
*	Radius Global Infrastructure Inc. Class A (XNMS)	64,251	885
	Necessity Retail REIT Inc.	114,811	857
*	GEO Group Inc.	101,097	827
	Empire State Realty Trust Inc. Class A	117,931	822
	NETSTREIT Corp.	41,150	809
	Armada Hoffler Properties Inc.	57,369	753
	Office Properties Income Trust	40,893	718
	Summit Hotel Properties Inc.	90,167	709
	RPT Realty	71,291	687
	Plymouth Industrial REIT Inc.	32,234	653
	Farmland Partners Inc.	39,175	568
	Global Medical REIT Inc.	52,119	565
	Ares Commercial Real Estate Corp.	38,079	502
*	Chatham Lodging Trust	40,994	498
	Orion Office REIT Inc.	48,815	482
*	Seritage Growth Properties Class A	37,831	474
	Urstadt Biddle Properties Inc. Class A	25,485	426
		Shares	Market Value• ($000)
	City Office REIT Inc.	36,482	421
	Bluerock Residential Growth REIT Inc. Class A	15,744	420
	Industrial Logistics Properties Trust	53,079	398
	Whitestone REIT	40,439	398
	RE/MAX Holdings Inc. Class A	15,921	362
	One Liberty Properties Inc.	13,847	334
*	FRP Holdings Inc.	5,670	326
	CTO Realty Growth Inc.	14,859	314
	Community Healthcare Trust Inc.	8,253	304
	Braemar Hotels & Resorts Inc.	58,497	301
	Gladstone Land Corp.	12,813	301
	Diversified Healthcare Trust	203,324	297
	Indus Realty Trust Inc.	4,581	281
*	Tejon Ranch Co.	17,753	280
	Douglas Elliman Inc.	59,834	276
*	Ashford Hospitality Trust Inc.	29,394	270
	Safehold Inc.	7,081	269
*	Hersha Hospitality Trust Class A	25,333	246
	Franklin Street Properties Corp.	84,322	237
	BRT Apartments Corp.	9,932	237
*	DigitalBridge Group Inc.	13,178	235
*	Stratus Properties Inc.	5,061	180
	CatchMark Timber Trust Inc. Class A	14,140	151
*	Forestar Group Inc.	11,398	142
	UMH Properties Inc.	7,608	137
	RMR Group Inc. Class A	4,973	130
	Postal Realty Trust Inc. Class A	6,596	98
	NexPoint Residential Trust Inc.	1,161	61
	Gladstone Commercial Corp.	2,689	51
	Saul Centers Inc.	1,050	47
*	Transcontinental Realty Investors Inc.	1,093	47
*	American Realty Investors Inc.	1,440	20
	Clipper Realty Inc.	1,260	11
			117,067
Technology (5.2%)
*	Sanmina Corp.	51,459	2,497
*	Ziff Davis Inc.	31,710	2,451
	Vishay Intertechnology Inc.	113,406	2,231
*	NetScout Systems Inc.	60,525	1,921
*	Covetrus Inc.	90,727	1,893
*	Ping Identity Holding Corp.	66,292	1,865
*	Bumble Inc. Class A	73,934	1,852
*	Allscripts Healthcare Solutions Inc.	97,840	1,663
	Xerox Holdings Corp.	98,089	1,630
	Xperi Holding Corp.	89,394	1,422
	Amkor Technology Inc.	69,952	1,408
*	TTM Technologies Inc.	86,491	1,361
	Methode Electronics Inc.	30,931	1,251
*	Parsons Corp.	28,710	1,188
*	E2open Parent Holdings Inc.	171,029	1,175
*	LiveRamp Holdings Inc.	57,168	1,135

53

Russell 2000 Value Index Fund
		Shares	Market Value• ($000)
*	Cohu Inc.	40,992	1,100
*	3D Systems Corp.	108,595	1,100
*	Fastly Inc. Class A	95,860	896
*	C3.ai Inc. Class A	47,697	859
*	Magnite Inc.	112,472	847
	Benchmark Electronics Inc.	29,862	820
*,1	MicroStrategy Inc. Class A	3,282	760
*	Ultra Clean Holdings Inc.	25,351	742
*	Diodes Inc.	10,342	736
*	Ichor Holdings Ltd.	23,947	736
*	Cerence Inc.	33,538	671
*	ScanSource Inc.	21,869	634
*	ACM Research Inc. Class A	35,462	599
*	Olo Inc. Class A	76,705	599
*,1	IonQ Inc.	88,189	524
*	PAR Technology Corp.	14,173	499
*	Blend Labs Inc. Class A	158,002	498
	PC Connection Inc.	9,623	478
*	nLight Inc.	37,492	468
	Ebix Inc.	17,730	461
*	Kimball Electronics Inc.	20,389	439
*	Squarespace Inc. Class A	20,079	422
*	ChannelAdvisor Corp.	26,361	398
*	Insight Enterprises Inc.	4,220	385
*	Rambus Inc.	14,901	384
*	SolarWinds Corp.	42,240	383
*	Core Scientific Inc.	170,866	376
*	Cvent Holding Corp.	71,792	363
*	Consensus Cloud Solutions Inc.	7,135	359
*,1	Skillz Inc. Class A	260,723	347
*	Plexus Corp.	3,431	322
*	ON24 Inc.	35,554	319
*	Avid Technology Inc.	11,389	311
*	AXT Inc.	34,220	294
*	Upland Software Inc.	24,903	261
*	PROS Holdings Inc.	12,382	258
*	OneSpan Inc.	22,137	255
*	Bandwidth Inc. Class A	16,033	249
*	ePlus Inc.	5,209	245
*	Aeva Technologies Inc.	77,163	238
*	Matterport Inc.	51,577	238
*	Verint Systems Inc.	4,896	237
*	Photronics Inc.	13,927	234
*	Sumo Logic Inc.	25,639	225
*	Rackspace Technology Inc.	49,245	220
*	EverCommerce Inc.	17,976	209
*	Veeco Instruments Inc.	8,702	184
*	Ouster Inc.	116,605	175
*	TrueCar Inc.	77,853	170
*	Alpha & Omega Semiconductor Ltd.	4,304	166
*	Groupon Inc. Class A	16,658	165
	A10 Networks Inc.	11,591	161
	Sapiens International Corp. NV	7,299	161
*	Porch Group Inc.	68,832	148
*	Impinj Inc.	1,639	146
*,1	Cleanspark Inc.	33,631	144
*	Unisys Corp.	14,640	136
*	1stdibs.com Inc.	19,954	135
	Vivid Seats Inc. Class A	15,770	128
	American Software Inc. Class A	6,809	115
*	Avaya Holdings Corp.	71,299	113
*	ForgeRock Inc. Class A	6,613	113
*	Blackbaud Inc.	2,099	110
		Shares	Market Value• ($000)
*	Planet Labs PBC	16,849	92
*	eGain Corp.	9,809	90
*	KORE Group Holdings Inc.	30,024	90
*	Beachbody Co. Inc.	74,363	86
*	SecureWorks Corp. Class A	8,016	83
*	Brightcove Inc.	11,310	75
*	N-Able Inc.	7,424	74
*	PubMatic Inc. Class A	3,382	66
*,1	Vinco Ventures Inc.	66,346	64
*	Cipher Mining Inc.	31,322	63
*	Eventbrite Inc. Class A	8,101	58
*	Benefitfocus Inc.	7,344	54
*	Diebold Nixdorf Inc.	15,376	54
	Hackett Group Inc.	2,325	48
*	LiveVox Holdings Inc.	19,083	41
*	Mitek Systems Inc.	3,876	40
*	Edgio Inc.	9,372	34
*	Greenidge Generation Holdings Inc.	10,924	27
*	Loyalty Ventures Inc.	11,650	25
*	Arena Group Holdings Inc.	2,419	25
*	WM Technology Inc.	8,648	23
*	Terawulf Inc.	14,266	21
*	Digimarc Corp.	726	13
*	Applied Blockchain Inc.	5,570	13
*	Innovid Corp.	2,273	8
*,1	Cryptyde Inc.	6,611	5
			52,683
Telecommunications (1.2%)
	Telephone and Data Systems Inc.	86,328	1,405
	Shenandoah Telecommunications Co.	41,390	923
*	Liberty Latin America Ltd. Class C	130,108	907
	Cogent Communications Holdings Inc.	16,724	891
	InterDigital Inc.	16,494	827
*	Digi International Inc.	19,189	635
*	Calix Inc.	10,304	606
*	Gogo Inc.	39,402	586
*	NETGEAR Inc.	24,145	570
*	EchoStar Corp. Class A	30,148	555
*,1	fuboTV Inc.	152,168	551
	ATN International Inc.	9,354	438
*	United States Cellular Corp.	12,777	365
*	WideOpenWest Inc.	19,735	351
*	Consolidated Communications Holdings Inc.	57,429	330
*	Anterix Inc.	7,543	320
*	Aviat Networks Inc.	9,300	291
	Comtech Telecommunications Corp.	22,594	255
*	Liberty Latin America Ltd. Class A	33,687	236
*	Ribbon Communications Inc.	63,098	221
*	Globalstar Inc.	93,524	187
*	Inseego Corp.	60,057	162
	Adtran Holdings Inc.	5,607	130
*	IDT Corp. Class B	3,503	90
*	Kaleyra Inc.	25,209	40
*	Akoustis Technologies Inc.	2,456	11
			11,883

54

Russell 2000 Value Index Fund
		Shares	Market Value• ($000)
Utilities (5.2%)
	Black Hills Corp.	55,657	4,201
	Southwest Gas Holdings Inc.	51,395	4,001
	Portland General Electric Co.	76,544	3,955
	ONE Gas Inc.	46,017	3,602
	South Jersey Industries Inc.	105,033	3,555
	PNM Resources Inc.	73,107	3,467
	New Jersey Resources Corp.	75,896	3,350
	Spire Inc.	43,565	3,045
	ALLETE Inc.	49,091	2,905
	Avista Corp.	62,120	2,524
	NorthWestern Corp.	46,470	2,462
*	Sunnova Energy International Inc.	85,143	2,147
	California Water Service Group	34,052	1,993
	Ormat Technologies Inc. (XNYS)	17,161	1,604
	SJW Group	23,123	1,487
	Northwest Natural Holding Co.	29,271	1,394
	American States Water Co.	16,614	1,378
	MGE Energy Inc.	17,801	1,371
	Chesapeake Utilities Corp.	6,540	826
	Unitil Corp.	13,570	707
*	Archaea Energy Inc. Class A	34,496	682
*	Li-Cycle Holdings Corp.	69,675	502
*	Heritage-Crystal Clean Inc.	13,406	437
	Excelerate Energy Inc. Class A	15,851	407
*	Harsco Corp.	67,161	381
*,1	Altus Power Inc.	24,024	252
*,1	NuScale Power Corp.	14,642	201
	Artesian Resources Corp. Class A	2,391	131
		Shares	Market Value• ($000)
*	Vertex Energy Inc.	5,316	45
	Via Renewables Inc. Class A	1,084	9
			53,021
Total Common Stocks (Cost $1,138,363)			1,019,212
Temporary Cash Investments (1.1%)
Money Market Fund (1.1%)
[4,5]	Vanguard Market Liquidity Fund, 2.284% (Cost $11,642)	116,474	11,644
Total Investments (101.0%) (Cost $1,150,005)			1,030,856
Other Assets and Liabilities—Net (-1.0%)			(10,112)
Net Assets (100%)			1,020,744
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $10,281,000.
2	Security value determined using significant unobservable inputs.
3	“Other” represents securities that are not classified by the fund’s benchmark index.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Collateral of $11,232,000 was received for securities on loan.
ADR—American Depositary Receipt.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	September 2022	13	1,199	(55)

See accompanying Notes, which are an integral part of the Financial Statements.
55

Russell 2000 Value Index Fund
Statement of Assets and Liabilities
As of August 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $1,138,363)	1,019,212
Affiliated Issuers (Cost $11,642)	11,644
Total Investments in Securities	1,030,856
Investment in Vanguard	38
Cash Collateral Pledged—Futures Contracts	80
Receivables for Investment Securities Sold	710
Receivables for Accrued Income	1,079
Receivables for Capital Shares Issued	13
Total Assets	1,032,776
Liabilities
Due to Custodian	725
Payables for Investment Securities Purchased	1
Collateral for Securities on Loan	11,232
Payables for Capital Shares Redeemed	1
Payables to Vanguard	65
Variation Margin Payable—Futures Contracts	8
Total Liabilities	12,032
Net Assets	1,020,744
1 Includes $10,281 of securities on loan.
At August 31, 2022, net assets consisted of:

Paid-in Capital	1,310,260
Total Distributable Earnings (Loss)	(289,516)
Net Assets	1,020,744

ETF Shares—Net Assets
Applicable to 6,600,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	836,680
Net Asset Value Per Share—ETF Shares	$126.77

Institutional Shares—Net Assets
Applicable to 736,126 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	184,064
Net Asset Value Per Share—Institutional Shares	$250.04

See accompanying Notes, which are an integral part of the Financial Statements.
56

Russell 2000 Value Index Fund
Statement of Operations

Year Ended August 31, 2022
($000)
Investment Income
Income
Dividends[1]	21,346
Interest[2]	7
Securities Lending—Net	514
Total Income	21,867
Expenses
The Vanguard Group—Note B
Investment Advisory Services	108
Management and Administrative—ETF Shares	1,106
Management and Administrative—Institutional Shares	99
Marketing and Distribution—ETF Shares	52
Marketing and Distribution—Institutional Shares	9
Custodian Fees	141
Auditing Fees	27
Shareholders’ Reports—ETF Shares	56
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	—
Other Expenses	19
Total Expenses	1,617
Net Investment Income	20,250
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	124,085
Futures Contracts	(316)
Realized Net Gain (Loss)	123,769
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(276,085)
Futures Contracts	(111)
Change in Unrealized Appreciation (Depreciation)	(276,196)
Net Increase (Decrease) in Net Assets Resulting from Operations	(132,177)
1	Dividends are net of foreign withholding taxes of $29,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $7,000, ($6,000), less than $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $194,882,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
57

Russell 2000 Value Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	20,250	13,150
Realized Net Gain (Loss)	123,769	131,754
Change in Unrealized Appreciation (Depreciation)	(276,196)	143,464
Net Increase (Decrease) in Net Assets Resulting from Operations	(132,177)	288,368
Distributions
ETF Shares	(17,288)	(9,366)
Institutional Shares	(3,679)	(1,795)
Total Distributions	(20,967)	(11,161)
Capital Share Transactions
ETF Shares	(71,282)	496,571
Institutional Shares	7,217	73,727
Net Increase (Decrease) from Capital Share Transactions	(64,065)	570,298
Total Increase (Decrease)	(217,209)	847,505
Net Assets
Beginning of Period	1,237,953	390,448
End of Period	1,020,744	1,237,953

See accompanying Notes, which are an integral part of the Financial Statements.
58

Russell 2000 Value Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$143.88	$91.76	$99.51	$119.05	$100.96
Investment Operations
Net Investment Income[1]	2.353	1.998	1.868	1.912	1.905
Net Realized and Unrealized Gain (Loss) on Investments	(16.986)	51.982	(7.771)	(19.589)	18.070
Total from Investment Operations	(14.633)	53.980	(5.903)	(17.677)	19.975
Distributions
Dividends from Net Investment Income	(2.477)	(1.860)	(1.847)	(1.863)	(1.885)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.477)	(1.860)	(1.847)	(1.863)	(1.885)
Net Asset Value, End of Period	$126.77	$143.88	$91.76	$99.51	$119.05
Total Return	-10.28%	59.34%	-6.05%	-14.93%	19.96%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$837	$1,036	$303	$251	$223
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.20%
Ratio of Net Investment Income to Average Net Assets	1.71%	1.52%	1.99%	1.83%	1.73%
Portfolio Turnover Rate[2]	28%	45%	38%	27%	30%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
59

Russell 2000 Value Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$283.82	$180.98	$196.24	$234.81	$199.13
Investment Operations
Net Investment Income[1]	4.918	4.212	3.783	3.966	4.029
Net Realized and Unrealized Gain (Loss) on Investments	(33.609)	102.428	(15.303)	(38.670)	35.618
Total from Investment Operations	(28.691)	106.640	(11.520)	(34.704)	39.647
Distributions
Dividends from Net Investment Income	(5.089)	(3.800)	(3.740)	(3.866)	(3.967)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(5.089)	(3.800)	(3.740)	(3.866)	(3.967)
Net Asset Value, End of Period	$250.04	$283.82	$180.98	$196.24	$234.81
Total Return	-10.23%	59.46%	-5.97%	-14.88%	20.10%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$184	$202	$88	$140	$151
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	1.82%	1.67%	2.04%	1.90%	1.85%
Portfolio Turnover Rate[2]	28%	45%	38%	27%	30%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
60

Russell 2000 Value Index Fund
Notes to Financial Statements
Vanguard Russell 2000 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
61

Russell 2000 Value Index Fund
During the year ended August 31, 2022, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple
62

Russell 2000 Value Index Fund
Secured Overnight Financing Rate inclusive of an additional agreed-upon spread.  However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2022, the fund had contributed to Vanguard capital in the amount of $38,000, representing less than 0.01% of the fund’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
63

Russell 2000 Value Index Fund
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	1,019,125	—	87	1,019,212
Temporary Cash Investments	11,644	—	—	11,644
Total	1,030,769	—	87	1,030,856
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	55	—	—	55
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and passive foreign investment companies were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	194,734
Total Distributable Earnings (Loss)	(194,734)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	4,604
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(169,174)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(124,946)
64

Russell 2000 Value Index Fund
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	20,967	11,161
Long-Term Capital Gains	—	—
Total	20,967	11,161
*	Includes short-term capital gains, if any.
As of August 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,155,801
Gross Unrealized Appreciation	60,803
Gross Unrealized Depreciation	(185,749)
Net Unrealized Appreciation (Depreciation)	(124,946)
E.	During the year ended August 31, 2022, the fund purchased $1,011,190,000 of investment securities and sold $1,074,800,000 of investment securities, other than temporary cash investments. Purchases and sales include $664,214,000 and $744,134,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2022, such purchases were $115,990,000 and sales were $98,276,000, resulting in net realized loss of $19,072,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	678,843	4,950	880,493	6,600
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(750,125)	(5,550)	(383,922)	(2,700)
Net Increase (Decrease)—ETF Shares	(71,282)	(600)	496,571	3,900
65

Russell 2000 Value Index Fund
	Year Ended August 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Institutional Shares
Issued	14,097	50	120,164	430
Issued in Lieu of Cash Distributions	3,678	14	1,795	8
Redeemed	(10,558)	(40)	(48,232)	(210)
Net Increase (Decrease)—Institutional Shares	7,217	24	73,727	228
G.	Management has determined that no material events or transactions occurred subsequent to August 31, 2022, that would require recognition or disclosure in these financial statements.
66

Russell 2000 Growth Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2012, Through August 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Russell 2000 Growth Index Fund ETF Shares Net Asset Value	-25.28%	6.71%	10.18%	$26,368
Russell 2000 Growth Index Fund ETF Shares Market Price	-25.28	6.71	10.18	26,361
Russell 2000 Growth Index	-25.26	6.69	10.16	26,325
Dow Jones U.S. Total Stock Market Float Adjusted Index	-13.73	11.16	12.66	32,942

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Russell 2000 Growth Index Fund Institutional Shares	-25.24%	6.80%	10.29%	$13,316,900
Russell 2000 Growth Index	-25.26	6.69	10.16	13,162,520
Dow Jones U.S. Total Stock Market Float Adjusted Index	-13.73	11.16	12.66	16,470,991
See Financial Highlights for dividend and capital gains information.
67

Russell 2000 Growth Index Fund
Cumulative Returns of ETF Shares: August 31, 2012, Through August 31, 2022
	One Year	Five Years	Ten Years
Russell 2000 Growth Index Fund ETF Shares Market Price	-25.28%	38.35%	163.61%
Russell 2000 Growth Index Fund ETF Shares Net Asset Value	-25.28	38.39	163.68
Russell 2000 Growth Index	-25.26	38.26	163.25
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
68

Russell 2000 Growth Index Fund
Fund Allocation
As of August 31, 2022
Basic Materials	4.3%
Consumer Discretionary	12.0
Consumer Staples	3.9
Energy	8.3
Financials	5.9
Health Care	23.2
Industrials	19.1
Real Estate	2.3
Technology	16.3
Telecommunications	2.3
Utilities	2.4
Other	0.0
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
69

Russell 2000 Growth Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.9%)
Basic Materials (4.3%)
*	Livent Corp.	120,568	3,880
	UFP Industries Inc.	39,657	3,148
	Balchem Corp.	23,715	3,126
	Cabot Corp.	41,354	2,976
	Sensient Technologies Corp.	29,508	2,351
	Avient Corp.	49,781	2,182
*	Ingevity Corp.	28,965	2,032
	Innospec Inc.	15,650	1,463
	Materion Corp.	14,289	1,233
	Quaker Chemical Corp.	6,661	1,161
	Sylvamo Corp.	24,900	1,107
*	Uranium Energy Corp.	238,786	1,079
*	GCP Applied Technologies Inc.	34,300	1,078
	Compass Minerals International Inc.	25,413	1,029
	Mueller Industries Inc.	15,058	951
	GrafTech International Ltd.	146,647	862
	Kaiser Aluminum Corp.	11,735	842
*,1	Energy Fuels Inc.	95,472	775
	Orion Engineered Carbons SA	45,592	769
*	Novagold Resources Inc.	167,636	743
*	RBC Bearings Inc.	3,051	734
*	Constellium SE Class A	48,905	651
	Commercial Metals Co.	15,234	617
	Boise Cascade Co.	6,163	384
	American Vanguard Corp.	18,859	376
*	LSB Industries Inc.	23,471	370
*	5e Advanced Materials Inc.	23,979	360
	Hawkins Inc.	8,854	339
*	Century Aluminum Co.	39,032	301
*	Origin Materials Inc.	47,832	299
	AdvanSix Inc.	6,800	247
	Omega Flex Inc.	2,415	244
*	Piedmont Lithium Inc. ADR	3,544	217
*	Ur-Energy Inc.	140,057	193
	Stepan Co.	1,571	164
*,1	Dakota Gold Corp.	38,311	131
*	US Silica Holdings Inc.	8,288	116
*	Hycroft Mining Holding Corp.	93,922	75
	Schnitzer Steel Industries Inc. Class A	1,904	63
	Mativ Holdings Inc.	2,567	61
*	Amyris Inc.	16,415	48
*	Northwest Pipe Co.	1,411	45
		Shares	Market Value• ($000)
	Ryerson Holding Corp.	716	20
			38,842
Consumer Discretionary (12.0%)
	Murphy USA Inc.	16,687	4,842
	Texas Roadhouse Inc. Class A	50,862	4,515
*	Crocs Inc.	45,118	3,325
*	Fox Factory Holding Corp.	31,548	2,941
*	Hilton Grand Vacations Inc.	66,715	2,721
	Wingstop Inc.	22,302	2,539
*	Visteon Corp.	20,684	2,479
*	Skyline Champion Corp.	39,674	2,248
*	Helen of Troy Ltd.	17,683	2,186
	LCI Industries	18,471	2,140
	Cracker Barrel Old Country Store Inc.	17,208	1,857
*	Chegg Inc.	92,576	1,822
*	Dorman Products Inc.	19,595	1,776
	Steven Madden Ltd.	58,739	1,710
*	Duolingo Inc.	17,517	1,647
*	Cavco Industries Inc.	6,830	1,598
	Kontoor Brands Inc.	41,962	1,562
*,1	Luminar Technologies Inc. Class A	177,699	1,532
*	Gentherm Inc.	24,648	1,476
*	Boot Barn Holdings Inc.	21,999	1,466
	Papa John's International Inc.	17,708	1,431
*	Sonos Inc.	94,992	1,429
	John Wiley & Sons Inc. Class A	30,063	1,384
*	elf Beauty Inc.	35,901	1,369
*	Shake Shack Inc. Class A	27,842	1,327
*	Dave & Buster's Entertainment Inc.	32,020	1,324
*	Tenneco Inc. Class A	61,579	1,161
	Wolverine World Wide Inc.	59,355	1,160
*	Stride Inc.	30,271	1,155
	Cheesecake Factory Inc.	37,056	1,135
*	Sally Beauty Holdings Inc.	74,015	1,101
*	XPEL Inc.	16,018	1,098
*,1	Fisker Inc.	121,046	1,093
	Inter Parfums Inc.	13,420	1,054
*	iRobot Corp.	17,628	1,038
	Rent-A-Center Inc.	39,515	1,021
	HNI Corp.	31,303	1,002
	Bloomin' Brands Inc.	47,962	970
*	Coursera Inc.	83,681	962
	Dillard's Inc. Class A	3,191	945
70

Russell 2000 Growth Index Fund
		Shares	Market Value• ($000)
*	Malibu Boats Inc. Class A	15,584	936
*	Figs Inc. Class A	80,481	930
*	Cinemark Holdings Inc.	63,656	896
[1]	Camping World Holdings Inc. Class A	28,807	868
	Oxford Industries Inc.	8,087	863
*	SeaWorld Entertainment Inc.	16,957	852
*	Asbury Automotive Group Inc.	4,792	836
*	Udemy Inc.	53,533	795
*	Liberty Media Corp.- Liberty Braves Class C	28,374	776
	PriceSmart Inc.	11,443	724
*	Brinker International Inc.	29,133	714
*	Revolve Group Inc.	30,302	712
	Caleres Inc.	27,247	695
	Red Rock Resorts Inc. Class A	17,947	686
	Sinclair Broadcast Group Inc. Class A	30,842	681
	Dine Brands Global Inc.	10,189	679
	Buckle Inc.	20,835	673
*	Everi Holdings Inc.	35,281	653
	Franchise Group Inc.	19,221	651
	Sturm Ruger & Co. Inc.	11,543	603
	Arko Corp.	62,988	600
*	Monarch Casino & Resort Inc.	9,835	594
*,1	Blink Charging Co.	27,586	590
*	Golden Entertainment Inc.	15,121	579
	Gray Television Inc.	28,240	539
*	Vizio Holding Corp. Class A	50,181	538
	Designer Brands Inc. Class A	31,213	532
*	Funko Inc. Class A	23,665	527
*	Sun Country Airlines Holdings Inc.	24,491	488
*	Allegiant Travel Co.	5,023	485
	Guess? Inc.	25,557	446
	Ruth's Hospitality Group Inc.	24,392	444
	Hibbett Inc.	7,520	441
*	OneSpaWorld Holdings Ltd.	49,507	436
*	Accel Entertainment Inc. Class A	43,340	408
*,1	Bed Bath & Beyond Inc.	42,688	407
*	Central Garden & Pet Co. Class A	10,681	403
	RCI Hospitality Holdings Inc.	6,131	400
	Interface Inc. Class A	35,025	391
*	Arlo Technologies Inc.	63,067	384
*	Chico's FAS Inc.	66,017	375
*	Frontier Group Holdings Inc.	28,081	362
*	Sabre Corp.	49,579	356
	Carriage Services Inc. Class A	9,978	353
*	ACV Auctions Inc. Class A	40,905	348
*	Imax Corp.	21,997	345
	Acushnet Holdings Corp.	7,205	343
	MDC Holdings Inc.	10,983	341
*	Portillo's Inc. Class A	14,746	325
*	Master Craft Boat Holdings Inc.	13,422	323
*	Lovesac Co.	10,333	319
	European Wax Center Inc. Class A	14,469	313
	KB Home	10,573	303
		Shares	Market Value• ($000)
	International Game Technology plc	16,627	298
*	Denny's Corp.	31,472	297
*	Sleep Number Corp.	7,117	295
*,1	Vuzix Corp.	38,232	287
	Clarus Corp.	18,297	278
*,1	Canoo Inc.	84,393	269
*	Children's Place Inc.	6,301	266
*	Taylor Morrison Home Corp. Class A	10,580	266
*	Kura Sushi USA Inc. Class A	3,465	259
*	Rover Group Inc. Class A	64,490	246
*	Corsair Gaming Inc.	15,947	245
*	CarParts.com Inc.	37,365	242
*	Rush Street Interactive Inc.	45,013	218
*	Holley Inc.	37,925	215
*	PowerSchool Holdings Inc. Class A	11,878	214
	Global Industrial Co.	7,018	211
*	Liberty Media Corp.- Liberty Braves Class A	7,214	203
*	Dream Finders Homes Inc. Class A	15,592	193
*	Latham Group Inc.	33,307	190
	Jack in the Box Inc.	2,181	174
*	Sweetgreen Inc. Class A	10,142	171
*	Neogames SA	10,634	170
	Krispy Kreme Inc.	14,192	167
	Entravision Communications Corp. Class A	32,408	165
*	Universal Technical Institute Inc.	24,080	165
*	Liquidity Services Inc.	9,106	159
*,1	Rent the Runway Inc. Class A	35,170	156
*	Hovnanian Enterprises Inc. Class A	3,788	152
*	Noodles & Co. Class A	30,829	146
*	Green Brick Partners Inc.	5,888	143
*	Meritage Homes Corp.	1,818	142
*,1	Focus Universal Inc.	13,190	142
*	ONE Group Hospitality Inc.	18,867	135
*	Destination XL Group Inc.	23,540	130
*	National Vision Holdings Inc.	3,815	127
*	Stitch Fix Inc. Class A	24,645	124
*	Nerdy Inc.	40,325	123
*	Century Casinos Inc.	16,599	122
*	Thryv Holdings Inc.	4,759	122
*	Ondas Holdings Inc.	25,936	122
	Build-A-Bear Workshop Inc.	7,827	120
*	Inspired Entertainment Inc.	11,246	118
*	PROG Holdings Inc.	6,371	118
*	M/I Homes Inc.	2,645	114
*	Central Garden & Pet Co.	2,824	113
*	Tri Pointe Homes Inc.	6,147	107
*	Playstudios Inc.	29,228	106
*	LGI Homes Inc.	1,070	102
*	Reservoir Media Inc.	14,396	94
*	Cars.com Inc.	6,671	85
*	Turtle Beach Corp.	8,939	84
	Ermenegildo Zegna NV	8,056	82
*	Allbirds Inc. Class A	18,620	77
	Century Communities Inc.	1,555	73
*	Integral Ad Science Holding Corp.	8,839	72
	Marine Products Corp.	6,903	69
*	Xponential Fitness Inc. Class A	3,698	68

71

Russell 2000 Growth Index Fund
		Shares	Market Value• ($000)
*	Stoneridge Inc.	3,544	67
*	F45 Training Holdings Inc.	25,696	64
*	Sonder Holdings Inc.	30,942	58
*	Party City Holdco Inc.	28,021	55
*	Gambling.com Group Ltd.	6,158	49
*	Boston Omaha Corp. Class A	1,725	46
*	American Axle & Manufacturing Holdings Inc.	4,376	45
*	MarineMax Inc.	1,234	45
*	Faraday Future Intelligent Electric Inc.	38,987	44
*	Full House Resorts Inc.	6,401	43
*	Instructure Holdings Inc.	1,889	43
*	Duluth Holdings Inc. Class B	4,486	40
*	First Watch Restaurant Group Inc.	2,413	40
*	Stagwell Inc.	5,534	38
	Alta Equipment Group Inc.	3,059	36
*	Torrid Holdings Inc.	6,409	36
	Smith & Wesson Brands Inc.	2,316	31
*	QuinStreet Inc.	2,510	30
*	OneWater Marine Inc. Class A	716	29
*	Lulu's Fashion Lounge Holdings Inc.	4,254	27
	Bluegreen Vacations Holding Class A	1,176	25
*	RealReal Inc.	10,324	22
*	Owlet Inc.	12,883	21
*	ThredUP Inc. Class A	7,495	18
*	Lindblad Expeditions Holdings Inc.	1,868	14
*	Quotient Technology Inc.	7,785	14
*	Mullen Automotive Inc.	15,978	11
*	Aterian Inc.	3,780	9
*	Purple Innovation Inc. Class A	2,718	8
*	Citi Trends Inc.	341	7
	Rocky Brands Inc.	208	5
*	aka Brands Holding Corp.	36	—
			109,173
Consumer Staples (3.9%)
*	Celsius Holdings Inc.	40,682	4,210
*	Sprouts Farmers Market Inc.	81,699	2,361
*	BellRing Brands Inc.	98,126	2,325
	Lancaster Colony Corp.	12,249	2,065
*	Simply Good Foods Co.	67,028	2,048
	WD-40 Co.	10,167	1,923
	J & J Snack Foods Corp.	11,334	1,689
	Coca-Cola Consolidated Inc.	3,497	1,659
	Energizer Holdings Inc.	50,049	1,406
	Cal-Maine Foods Inc.	25,993	1,393
*	Herbalife Nutrition Ltd.	48,959	1,277
	MGP Ingredients Inc.	10,475	1,147
*,1	Beyond Meat Inc.	45,751	1,116
	Medifast Inc.	8,490	1,065
	National Beverage Corp.	17,519	972
*	Beauty Health Co.	65,804	763
*,1	Veru Inc.	48,574	743
	Utz Brands Inc.	42,298	705
*	SunOpta Inc.	67,694	672
	Nu Skin Enterprises Inc. Class A	15,206	623
*	Chefs' Warehouse Inc.	17,767	592
	Calavo Growers Inc.	12,916	543
		Shares	Market Value• ($000)
*	USANA Health Sciences Inc.	8,315	536
*	Duckhorn Portfolio Inc.	27,387	500
	Tootsie Roll Industries Inc.	9,706	348
	John B Sanfilippo & Son Inc.	4,084	330
*	Vita Coco Co. Inc.	20,731	311
*	Vital Farms Inc.	22,163	287
	Turning Point Brands Inc.	11,241	262
	PetMed Express Inc.	12,275	252
*,1	Tattooed Chef Inc.	34,244	228
*	Sovos Brands Inc.	14,562	222
*,1	Benson Hill Inc.	61,130	217
*,1	BRC Inc. Class A	18,762	183
*	22nd Century Group Inc.	117,916	158
	Vector Group Ltd.	15,505	152
*	United Natural Foods Inc.	3,102	137
*	Rite Aid Corp.	18,941	136
	Natural Grocers by Vitamin Cottage Inc.	5,809	83
*	Mission Produce Inc.	3,342	54
*,1	Local Bounti Corp.	13,312	50
*	Vintage Wine Estates Inc.	2,991	18
			35,761
Energy (8.3%)
	Matador Resources Co.	83,729	4,990
	SM Energy Co.	90,096	3,971
*	Denbury Inc.	37,778	3,360
	ChampionX Corp.	152,136	3,318
	Magnolia Oil & Gas Corp. Class A	124,133	2,963
	Chord Energy Corp.	18,732	2,651
*	Kosmos Energy Ltd.	335,893	2,375
*	Array Technologies Inc.	112,167	2,344
*	Valaris Ltd.	45,361	2,312
*	Shoals Technologies Group Inc. Class A	83,218	2,194
	Alpha Metallurgical Resources Inc.	13,311	2,092
	Murphy Oil Corp.	47,959	1,869
	Cactus Inc. Class A	43,978	1,757
	CONSOL Energy Inc.	24,058	1,727
	Arch Resources Inc.	11,343	1,651
*	Ameresco Inc. Class A	23,691	1,631
	Patterson-UTI Energy Inc.	108,224	1,613
*	Liberty Energy Inc. Class A	106,408	1,596
*	Stem Inc.	101,338	1,593
*	Tellurian Inc.	379,877	1,519
*	Weatherford International plc	53,055	1,493
	Delek US Holdings Inc.	52,504	1,483
*	SunPower Corp.	61,033	1,465
*	Comstock Resources Inc.	68,387	1,340
	Northern Oil and Gas Inc.	41,443	1,311
*	Callon Petroleum Co.	30,473	1,297
*	NexTier Oilfield Solutions Inc.	130,978	1,227
	Brigham Minerals Inc. Class A	38,029	1,131
*	Talos Energy Inc.	49,362	1,023
*	Laredo Petroleum Inc.	12,751	990
*	Gulfport Energy Corp.	8,801	860
*	Montauk Renewables Inc.	47,722	847
*	FuelCell Energy Inc.	199,944	838
*	Nabors Industries Ltd. (XNYS)	5,877	779
	CVR Energy Inc.	21,886	715
*	Par Pacific Holdings Inc.	36,170	680
	Equitrans Midstream Corp.	72,469	672

72

Russell 2000 Growth Index Fund
		Shares	Market Value• ($000)
	Ranger Oil Corp. Class A	15,741	614
*	MRC Global Inc.	61,552	599
*	Oceaneering International Inc.	67,018	593
*	PBF Energy Inc. Class A	16,313	557
*	Fluence Energy Inc.	26,632	531
*	TPI Composites Inc.	26,996	502
*	SandRidge Energy Inc.	23,515	493
*	Earthstone Energy Inc. Class A	31,897	485
	RPC Inc.	55,418	441
	Crescent Energy Inc. Class A	23,966	411
*	W&T Offshore Inc.	58,325	379
*	TETRA Technologies Inc.	91,868	366
*	SilverBow Resources Inc.	8,669	345
	Solaris Oilfield Infrastructure Inc. Class A	23,305	249
*	ESS Tech Inc.	54,092	240
	Sitio Royalties Corp.	8,660	220
	VAALCO Energy Inc.	43,493	218
*	Borr Drilling Ltd.	45,107	181
	Ramaco Resources Inc.	16,705	176
*	Centennial Resource Development Inc. Class A	20,428	168
*	Noble Corp.	5,423	165
*	Amplify Energy Corp.	20,837	155
*	NextDecade Corp.	20,180	149
*	CNX Resources Corp.	7,811	138
*	FTC Solar Inc.	32,026	133
	Warrior Met Coal Inc.	3,950	129
	Riley Exploration Permian Inc.	4,970	125
	HighPeak Energy Inc.	4,890	124
*	Golar LNG Ltd.	4,207	115
*	Solid Power Inc.	16,654	110
*,1	Energy Vault Holdings Inc.	18,328	101
	Berry Corp.	9,500	87
*	Ring Energy Inc.	24,771	80
*	DMC Global Inc.	3,465	77
*	Empire Petroleum Corp.	4,800	71
*,1	EVgo Inc.	5,749	55
	Kinetik Holdings Inc.	1,222	45
*	ProFrac Holding Corp. Class A	1,860	37
*	Battalion Oil Corp.	2,747	36
*	Heliogen Inc.	13,544	32
			75,409
Financials (5.9%)
	First Financial Bankshares Inc.	96,665	4,109
	Kinsale Capital Group Inc.	16,101	4,083
	RLI Corp.	29,063	3,190
	ServisFirst Bancshares Inc.	37,327	3,149
	Houlihan Lokey Inc. Class A	37,926	2,977
	Federated Hermes Inc.	65,272	2,223
*	Trupanion Inc.	29,015	2,048
	Hamilton Lane Inc. Class A	26,261	1,827
*	Focus Financial Partners Inc. Class A	43,202	1,691
*	Silvergate Capital Corp. Class A	18,465	1,683
	Walker & Dunlop Inc.	15,879	1,595
*	Palomar Holdings Inc.	18,082	1,434
*	BRP Group Inc. Class A	44,160	1,387
	Cohen & Steers Inc.	18,945	1,352
	Lakeland Financial Corp.	16,783	1,264
		Shares	Market Value• ($000)
	PJT Partners Inc. Class A	17,906	1,240
	Stock Yards Bancorp Inc.	17,993	1,192
	FirstCash Holdings Inc.	14,359	1,119
	StepStone Group Inc. Class A	39,309	1,073
	Moelis & Co. Class A	24,107	1,004
	Artisan Partners Asset Management Inc. Class A	29,117	983
	BancFirst Corp.	8,764	945
*	Open Lending Corp. Class A	78,269	760
	B Riley Financial Inc.	15,183	756
*	Blucora Inc.	34,869	700
	Live Oak Bancshares Inc.	19,220	697
*	Goosehead Insurance Inc. Class A	12,423	646
*	Bancorp Inc.	24,311	577
	Glacier Bancorp Inc.	10,819	548
	WisdomTree Investments Inc.	102,033	511
	Eastern Bankshares Inc.	24,732	480
	Brookfield Business Corp. Class A	16,986	413
*	Triumph Bancorp Inc.	6,626	410
	Diamond Hill Investment Group Inc.	2,241	383
	Brightsphere Investment Group Inc.	22,203	379
*	Coastal Financial Corp.	7,643	307
	Westamerica BanCorp.	4,778	267
	HCI Group Inc.	5,382	257
*	World Acceptance Corp.	2,090	243
*	LendingTree Inc.	7,800	238
	Perella Weinberg Partners Class A	31,838	229
	GCM Grosvenor Inc. Class A	27,063	212
	Cadence Bank	8,082	206
	Pathward Financial Inc.	5,929	195
	PennyMac Mortgage Investment Trust	13,107	195
*	Columbia Financial Inc.	8,756	187
*	Axos Financial Inc.	4,271	178
	Veritex Holdings Inc.	5,375	162
	Esquire Financial Holdings Inc.	4,340	162
	First BanCorp. (XNYS)	10,905	156
	Greene County Bancorp Inc.	2,421	129
	Silvercrest Asset Management Group Inc. Class A	6,622	118
	Pzena Investment Management Inc. Class A	12,036	115
	Virtus Investment Partners Inc.	576	110
*	StoneX Group Inc.	1,189	110
	Victory Capital Holdings Inc. Class A	3,624	97
*	NMI Holdings Inc. Class A	4,592	94
	CBL & Associates Properties Inc.	3,073	89
	Sculptor Capital Management Inc. Class A	8,990	85
	Five Star Bancorp	3,254	83
	Curo Group Holdings Corp.	12,450	82
	Farmers & Merchants Bancorp Inc.	2,696	77
*	Nicolet Bankshares Inc.	984	75
	Bank of NT Butterfield & Son Ltd.	2,129	69

73

Russell 2000 Growth Index Fund
		Shares	Market Value• ($000)
	Metrocity Bankshares Inc.	3,198	64
	GAMCO Investors Inc. Class A	3,100	63
	West BanCorp. Inc.	2,490	61
	National Bank Holdings Corp. Class A	1,486	60
	Manning & Napier Inc.	4,366	56
	Value Line Inc.	656	54
*	Bridgewater Bancshares Inc.	3,091	53
*	LendingClub Corp.	3,748	49
	HomeTrust Bancshares Inc.	1,916	45
	Universal Insurance Holdings Inc.	3,341	40
*	Metropolitan Bank Holding Corp.	545	39
*	Professional Holding Corp. Class A	1,222	34
*	eHealth Inc.	4,926	32
*	SiriusPoint Ltd.	5,328	24
	BayCom Corp.	1,191	22
	Investors Title Co.	143	21
*	Third Coast Bancshares Inc.	1,058	19
	Hingham Institution for Savings	59	18
	First Guaranty Bancshares Inc.	423	9
*	FVCBankcorp Inc.	448	9
*	Velocity Financial LLC	750	9
*	MarketWise Inc.	2,715	8
*	Doma Holdings Inc.	9,527	6
			54,150
Health Care (23.2%)
*	Shockwave Medical Inc.	26,484	7,862
*	Karuna Therapeutics Inc.	21,842	5,571
*	Biohaven Pharmaceutical Holding Co. Ltd.	28,779	4,298
*	Halozyme Therapeutics Inc.	100,948	4,112
*	Apellis Pharmaceuticals Inc.	67,651	4,094
*	HealthEquity Inc.	61,767	4,082
*	Lantheus Holdings Inc.	50,832	4,006
*	Inspire Medical Systems Inc.	20,239	3,876
*	LHC Group Inc.	22,234	3,590
*	Option Care Health Inc.	115,101	3,564
*	Intra-Cellular Therapies Inc.	68,165	3,426
	Ensign Group Inc.	40,096	3,420
*	STAAR Surgical Co.	35,681	3,375
*	Omnicell Inc.	32,679	3,343
*	iRhythm Technologies Inc.	22,202	3,274
*	Blueprint Medicines Corp.	44,472	3,256
*	Global Blood Therapeutics Inc.	46,363	3,148
*	Arrowhead Pharmaceuticals Inc.	76,612	3,042
*	Medpace Holdings Inc.	20,493	3,025
*	Cytokinetics Inc.	55,227	2,925
*	Alkermes plc	121,339	2,872
*	Haemonetics Corp.	37,800	2,836
*	Beam Therapeutics Inc.	47,294	2,582
*	Axonics Inc.	34,950	2,525
*	Amicus Therapeutics Inc.	205,247	2,305
*	Inari Medical Inc.	32,707	2,268
*	Evolent Health Inc. Class A	61,020	2,242
*	Progyny Inc.	55,666	2,238
*	Intellia Therapeutics Inc.	36,759	2,208
*	R1 RCM Inc.	100,568	2,197
*	Insmed Inc.	88,765	2,185
		Shares	Market Value• ($000)
*	Merit Medical Systems Inc.	35,818	2,121
*	Denali Therapeutics Inc.	73,358	2,030
*	PTC Therapeutics Inc.	39,543	1,975
	CONMED Corp.	21,003	1,860
*	ChemoCentryx Inc.	34,806	1,774
*	Pacira BioSciences Inc.	33,465	1,756
	Select Medical Holdings Corp.	68,188	1,748
*	LivaNova plc	30,517	1,717
*	NuVasive Inc.	39,004	1,658
*	Glaukos Corp.	34,064	1,654
*,1	Corcept Therapeutics Inc.	63,487	1,639
*	Fate Therapeutics Inc.	61,882	1,618
*,1	Neogen Corp.	74,130	1,549
*	Arvinas Inc.	36,233	1,534
*	ACADIA Pharmaceuticals Inc.	89,589	1,472
	Patterson Cos. Inc.	51,094	1,425
*	Axsome Therapeutics Inc.	21,408	1,366
*	BioCryst Pharmaceuticals Inc.	95,440	1,327
*	Privia Health Group Inc.	32,123	1,278
*	Apollo Medical Holdings Inc.	28,999	1,251
*	Nevro Corp.	26,499	1,201
*	Cerevel Therapeutics Holdings Inc.	40,533	1,180
	Embecta Corp.	36,969	1,180
*	Twist Bioscience Corp.	29,084	1,167
*	Prometheus Biosciences Inc.	21,667	1,133
*	Travere Thrapeutics Inc.	40,997	1,097
*	Ironwood Pharmaceuticals Inc. Class A	101,395	1,091
*	CorVel Corp.	6,696	1,040
*	Meridian Bioscience Inc.	31,869	1,039
*	Revance Therapeutics Inc.	52,205	1,039
*	TransMedics Group Inc.	19,914	1,036
*	Vaxcyte Inc.	39,303	1,028
*	Silk Road Medical Inc.	25,760	1,026
*	Dynavax Technologies Corp.	88,199	1,012
*	AtriCure Inc.	22,076	1,007
*	Cytek Biosciences Inc.	85,020	990
*	Catalyst Pharmaceuticals Inc.	70,925	960
*	Alignment Healthcare Inc.	62,861	956
*	Vericel Corp.	34,976	873
*	IVERIC bio Inc.	87,032	856
*	Harmony Biosciences Holdings Inc.	19,449	854
*	Amphastar Pharmaceuticals Inc.	28,389	840
	US Physical Therapy Inc.	9,511	786
*,1	Warby Parker Inc. Class A	62,255	783
*	Avid Bioservices Inc.	45,287	780
*	PROCEPT BioRobotics Corp.	18,991	769
*	Prothena Corp. plc	27,430	756
*	Clover Health Investments Corp. Class A	283,909	741
*	CareDx Inc.	37,696	738
*	Cano Health Inc.	119,685	738
*	Aurinia Pharmaceuticals Inc.	100,123	737
*	RadNet Inc.	36,624	736
*	Zentalis Pharmaceuticals Inc.	27,250	731
*,1	Cassava Sciences Inc.	28,316	729
*	FibroGen Inc.	57,462	715
*	Surgery Partners Inc.	25,971	715
	LeMaitre Vascular Inc.	14,465	714

74

Russell 2000 Growth Index Fund
		Shares	Market Value• ($000)
*	Aclaris Therapeutics Inc.	44,475	708
*	TG Therapeutics Inc.	99,200	707
*	AbCellera Biologics Inc.	65,987	705
*	Arcutis Biotherapeutics Inc.	26,057	702
*	Madrigal Pharmaceuticals Inc.	9,472	683
*	Gossamer Bio Inc.	47,820	667
*	Heska Corp.	7,152	651
*	Outset Medical Inc.	35,454	648
	Atrion Corp.	1,022	617
*	Innoviva Inc.	46,812	616
*	Coherus Biosciences Inc.	55,053	615
*	DocGo Inc.	60,269	615
*,1	Senseonics Holdings Inc.	338,732	603
*	Paragon 28 Inc.	34,217	600
*	Cutera Inc.	12,249	585
*	Artivion Inc.	24,458	542
*	Agenus Inc.	199,910	540
[1]	SIGA Technologies Inc.	35,195	531
*	Cerus Corp.	127,619	525
*	Hanger Inc.	28,094	523
*	OrthoPediatrics Corp.	10,634	522
*	Bridgebio Pharma Inc.	48,102	505
*	Point Biopharma Global Inc.	51,394	501
*	Treace Medical Concepts Inc.	24,834	497
*	Anavex Life Sciences Corp.	51,015	489
*	Geron Corp. (XNGS)	185,159	489
*	Hims & Hers Health Inc.	76,001	483
*	Alector Inc.	46,567	482
*	UFP Technologies Inc.	5,060	471
*	Pulmonx Corp.	25,369	466
*	ImmunoGen Inc.	78,667	457
*	Aerie Pharmaceuticals Inc.	29,881	451
*	Morphic Holding Inc.	16,395	451
*	Phreesia Inc.	17,506	449
*	Collegium Pharmaceutical Inc.	25,169	442
*	Y-mAbs Therapeutics Inc.	27,170	437
*	Relmada Therapeutics Inc.	14,708	429
*	Keros Therapeutics Inc.	11,937	422
*	NanoString Technologies Inc.	30,901	419
*	SI-BONE Inc.	25,221	416
*	Reata Pharmaceuticals Inc. Class A	17,083	408
*,1	Ocugen Inc.	157,600	407
*	Addus HomeCare Corp.	4,512	403
*	Theravance Biopharma Inc.	42,728	385
*	Inhibrx Inc.	21,509	382
	Healthcare Services Group Inc.	26,471	372
	National Research Corp.	10,764	367
*	Krystal Biotech Inc.	5,196	364
*	Alphatec Holdings Inc.	46,961	356
*	Rapt Therapeutics Inc.	13,226	353
*	Esperion Therapeutics Inc.	46,728	349
*	NextGen Healthcare Inc.	20,013	343
*	Surmodics Inc.	10,098	340
*	Ventyx Biosciences Inc.	16,609	339
*	ViewRay Inc.	97,088	332
*	Agiliti Inc.	20,146	324
*	Codexis Inc.	45,478	319
*	ModivCare Inc.	2,907	315
*	Heron Therapeutics Inc.	76,778	314
*	Intercept Pharmaceuticals Inc.	18,007	313
*	Viridian Therapeutics Inc.	13,969	310
		Shares	Market Value• ($000)
*	Pennant Group Inc.	19,348	303
*	Mirum Pharmaceuticals Inc.	11,676	292
*	Ocular Therapeutix Inc.	56,849	289
*	Karyopharm Therapeutics Inc.	55,879	283
*	Axogen Inc.	30,002	281
*	Seres Therapeutics Inc.	52,456	270
*	Affimed NV	99,148	260
*	Kiniksa Pharmaceuticals Ltd. Class A	21,764	255
*	Evolus Inc.	26,341	253
*	Eagle Pharmaceuticals Inc.	7,690	252
*	NGM Biopharmaceuticals Inc.	17,562	248
*	Albireo Pharma Inc.	12,885	225
*	Eiger BioPharmaceuticals Inc.	27,070	224
	Utah Medical Products Inc.	2,422	223
*	Celldex Therapeutics Inc.	7,302	222
*	Arcturus Therapeutics Holdings Inc.	15,655	220
*	Syndax Pharmaceuticals Inc.	9,100	215
*	Cardiovascular Systems Inc.	15,990	211
	Phibro Animal Health Corp. Class A	14,184	210
*	OptimizeRx Corp.	13,014	207
*	Vera Therapeutics Inc. Class A	9,222	200
*	Joint Corp.	10,553	192
*	ImmunityBio Inc.	46,801	187
	Owens & Minor Inc.	6,269	185
*	Rigel Pharmaceuticals Inc.	130,446	185
*	Organogenesis Holdings Inc. Class A	51,500	185
*	23andMe Holding Co. Class A	54,896	185
*	Aura Biosciences Inc.	13,785	184
	iRadimed Corp.	5,280	177
*	RxSight Inc.	14,140	177
*	Imago Biosciences Inc.	11,846	172
*	ADMA Biologics Inc.	62,527	169
*	Xeris Biopharma Holdings Inc.	99,428	166
*	Amneal Pharmaceuticals Inc.	76,251	165
*	Verve Therapeutics Inc.	4,057	156
*	Provention Bio Inc.	35,966	155
*,1	Vicarious Surgical Inc.	41,008	153
*	Deciphera Pharmaceuticals Inc.	9,244	150
*	PetIQ Inc. Class A	16,052	150
*	Foghorn Therapeutics Inc.	14,992	149
*	Aadi Bioscience Inc.	10,955	148
	Zynex Inc.	16,432	147
*	Phathom Pharmaceuticals Inc.	17,271	147
*	SpringWorks Therapeutics Inc.	4,903	136
*	Precigen Inc.	61,272	135
*	REVOLUTION Medicines Inc.	6,501	135
*	Akoya Biosciences Inc.	11,723	134
*	Liquidia Corp.	23,068	133
*	Ligand Pharmaceuticals Inc.	1,387	128
*	IGM Biosciences Inc.	5,867	114
*	Enanta Pharmaceuticals Inc.	1,795	109
*	Rallybio Corp.	9,644	107
*	Relay Therapeutics Inc.	4,613	106

75

Russell 2000 Growth Index Fund
		Shares	Market Value• ($000)
*	Crinetics Pharmaceuticals Inc.	5,326	101
*,1	Outlook Therapeutics Inc.	88,603	99
*	Chimerix Inc.	44,707	98
*	Recursion Pharmaceuticals Inc. Class A	9,095	96
*	Arbutus Biopharma Corp.	41,115	91
*	Oncology Institute Inc.	14,083	89
*	CTI BioPharma Corp.	13,518	85
*,1	Sorrento Therapeutics Inc.	41,335	85
*	EyePoint Pharmaceuticals Inc.	8,442	84
	AirSculpt Technologies Inc.	8,781	77
*	MannKind Corp.	20,166	74
*	908 Devices Inc.	3,649	74
*	Science 37 Holdings Inc.	42,221	67
*	Lexicon Pharmaceuticals Inc.	24,022	66
*	Tricida Inc.	4,603	58
*	Vaxart Inc.	18,479	57
*	P3 Health Partners Inc.	11,212	55
*	Babylon Holdings Ltd. Classs A	77,244	55
*	SomaLogic Inc.	13,452	49
*	Humacyte Inc.	12,513	46
*	Thorne HealthTech Inc.	9,791	46
*	BioLife Solutions Inc.	1,863	44
*	HealthStream Inc.	1,994	44
*	Tactile Systems Technology Inc.	4,922	41
*,1	Amylyx Pharmaceuticals Inc.	1,605	41
*	Alpine Immune Sciences Inc.	4,994	37
*	Adaptive Biotechnologies Corp.	4,021	36
*	Nano-X Imaging Ltd.	2,691	36
*	Quanterix Corp.	3,310	31
*	Celularity Inc.	11,050	30
*	Inogen Inc.	963	28
*	Sangamo Therapeutics Inc.	5,118	28
*	GreenLight Biosciences Holdings PBC	9,954	28
*	Atara Biotherapeutics Inc.	6,124	25
*	LifeStance Health Group Inc.	3,519	22
*	HilleVax Inc.	1,812	22
*	VistaGen Therapeutics Inc.	110,729	20
*,1,2	Tobira Therapeutics Inc. CVR	3,989	18
*	Akero Therapeutics Inc.	1,436	17
*	MeiraGTx Holdings plc	1,647	14
*	Sight Sciences Inc.	1,516	11
*	An2 Therapeutics Inc.	556	10
*	PepGen Inc.	983	9
*	Praxis Precision Medicines Inc.	2,428	8
*	Tenon Medical Inc.	3,454	7
*	Innovage Holding Corp.	1,635	6
*,1,2	Synergy Pharmaceuticals Inc.	124,654	—
*,2	Progenics Pharmaceuticals Inc. CVR	71,640	—
*,2	Prevail Therapeutics Inc. CVR	58	—
*	Gelesis Holdings Inc.	42	—
			211,557
Industrials (19.1%)
*	Chart Industries Inc.	27,326	5,297
	EMCOR Group Inc.	37,852	4,501
		Shares	Market Value• ($000)
*	Saia Inc.	19,754	4,086
*	ExlService Holdings Inc.	24,087	4,040
*	ASGN Inc.	37,331	3,610
	Exponent Inc.	38,359	3,600
*	AMN Healthcare Services Inc.	33,273	3,415
*	Bloom Energy Corp. Class A	130,820	3,324
	Applied Industrial Technologies Inc.	28,467	3,018
	Franklin Electric Co. Inc.	34,612	3,006
	Simpson Manufacturing Co. Inc.	32,390	3,001
	Insperity Inc.	27,093	2,954
	Watts Water Technologies Inc. Class A	20,355	2,820
*	ATI Inc.	92,433	2,767
*	Atkore Inc.	31,982	2,700
	Comfort Systems USA Inc.	26,378	2,647
	Maximus Inc.	43,161	2,615
*	Fluor Corp.	96,713	2,557
	Zurn Elkay Water Solutions Corp.	92,382	2,548
*	Marqeta Inc. Class A	322,955	2,516
	John Bean Technologies Corp.	23,540	2,431
	Korn Ferry	39,854	2,428
*	Dycom Industries Inc.	21,487	2,409
*	TriNet Group Inc.	27,858	2,295
	HB Fuller Co.	34,087	2,211
	Herc Holdings Inc.	19,085	2,148
	Badger Meter Inc.	21,777	2,062
*	ACI Worldwide Inc.	85,238	2,020
	Forward Air Corp.	20,006	1,941
*	Aerojet Rocketdyne Holdings Inc.	44,433	1,914
	Brink's Co.	34,535	1,909
	AAON Inc.	32,664	1,878
*	Enovix Corp.	81,054	1,793
	Federal Signal Corp.	44,497	1,774
*	Verra Mobility Corp. Class A	108,760	1,734
	Installed Building Products Inc.	18,046	1,634
*	CBIZ Inc.	36,585	1,597
*	Beacon Roofing Supply Inc.	28,343	1,556
*	GMS Inc.	32,217	1,553
	Kadant Inc.	8,645	1,551
*	AeroVironment Inc.	17,325	1,536
	McGrath RentCorp.	18,039	1,525
	EVERTEC Inc.	44,771	1,504
*	NV5 Global Inc.	10,088	1,420
	CSW Industrials Inc.	11,168	1,414
*	Masonite International Corp.	16,806	1,375
	Helios Technologies Inc.	24,222	1,323
	Lindsay Corp.	8,205	1,316
	Mueller Water Products Inc. Class A	116,082	1,309
*	Veritiv Corp.	10,847	1,293
	Brady Corp. Class A	27,166	1,264
*	O-I Glass Inc.	94,199	1,226
*	Evo Payments Inc. Class A	35,298	1,176
*	Vicor Corp.	16,407	1,167
*,1	Nikola Corp.	217,658	1,167
*	MYR Group Inc.	12,501	1,162
	Belden Inc.	17,425	1,141
	Hillenbrand Inc.	27,077	1,128
*	Payoneer Global Inc.	161,527	1,069
	Otter Tail Corp.	13,587	1,026

76

Russell 2000 Growth Index Fund
		Shares	Market Value• ($000)
*	Flywire Corp.	41,190	1,024
*	StoneCo. Ltd. Class A	107,289	1,017
*	ZipRecruiter Inc. Class A	59,236	988
	ICF International Inc.	9,686	984
*	Energy Recovery Inc.	41,630	955
*	PGT Innovations Inc.	43,906	918
*,1	Joby Aviation Inc.	170,445	903
*	CryoPort Inc.	27,072	884
	Enerpac Tool Group Corp. Class A	45,406	881
*	Rocket Lab USA Inc.	158,274	870
*	Construction Partners Inc. Class A	29,655	868
	Alamo Group Inc.	6,381	834
	Kforce Inc.	15,239	834
	ManTech International Corp. Class A	8,662	831
	Terex Corp.	24,911	828
*	Montrose Environmental Group Inc.	20,511	825
*	AvidXchange Holdings Inc.	97,125	757
*	Legalzoom.com Inc.	73,131	753
	H&E Equipment Services Inc.	23,670	749
	TTEC Holdings Inc.	14,112	739
*	Remitly Global Inc.	62,197	684
	Apogee Enterprises Inc.	16,485	673
*	Napco Security Technologies Inc.	21,696	643
	Marten Transport Ltd.	32,409	642
	Mesa Laboratories Inc.	3,729	637
*	Janus International Group Inc.	60,707	627
*	Huron Consulting Group Inc.	9,336	625
	Shyft Group Inc.	25,800	618
*	SP Plus Corp.	17,382	576
*,1	PureCycle Technologies Inc.	62,975	575
	Griffon Corp.	17,551	550
*	International Money Express Inc.	23,982	537
*	Titan International Inc.	37,829	531
	Myers Industries Inc.	26,820	518
	Wabash National Corp.	31,184	513
*	BTRS Holdings Inc. Class A	74,903	506
*	Air Transport Services Group Inc.	16,564	499
	Douglas Dynamics Inc.	16,655	485
	CRA International Inc.	5,289	483
	ArcBest Corp.	5,981	482
*	Virgin Galactic Holdings Inc.	80,413	475
*	Sterling Infrastructure Inc.	18,266	462
*	Proterra Inc.	75,014	453
*	Franklin Covey Co.	9,365	445
*	Cimpress plc	13,045	438
	Albany International Corp. Class A	4,619	407
*	Paya Holdings Inc.	64,870	407
	Insteel Industries Inc.	13,912	402
*	Transcat Inc.	5,314	394
	Barrett Business Services Inc.	4,797	387
*	I3 Verticals Inc. Class A	16,298	381
	Pitney Bowes Inc.	127,731	369
	Tennant Co.	6,035	364
*	Diversey Holdings Ltd.	57,684	354
*	Babcock & Wilcox Enterprises Inc.	44,252	353
*	Forrester Research Inc.	8,374	348
		Shares	Market Value• ($000)
*	Sterling Check Corp.	16,165	344
*,1	Workhorse Group Inc.	107,307	336
*	Infrastructure and Energy Alternatives Inc.	22,515	320
	Cadre Holdings Inc.	12,165	310
	Allied Motion Technologies Inc.	8,765	307
*	Target Hospitality Corp.	22,748	302
	Moog Inc. Class A	3,627	272
*	Hudson Technologies Inc.	32,107	266
*	JELD-WEN Holding Inc.	23,842	266
*	Aspen Aerogels Inc.	20,378	265
*	Hireright Holdings Corp.	15,782	257
	Werner Enterprises Inc.	5,879	234
*	CS Disco Inc.	16,424	227
	Trinity Industries Inc.	9,245	225
	EnerSys	3,484	217
*	ShotSpotter Inc.	6,622	216
	Kronos Worldwide Inc.	16,173	208
*	Sarcos Technology and Robotics Corp.	56,634	186
*,1	Velo3D Inc.	42,656	184
*	Daseke Inc.	30,215	183
*	Microvast Holdings Inc.	74,267	183
	Greif Inc. Class A	2,660	178
*	Cantaloupe Inc.	25,965	165
	Universal Logistics Holdings Inc.	4,293	157
*	Blue Bird Corp.	12,922	153
*	PAM Transportation Services Inc.	4,949	147
	Textainer Group Holdings Ltd.	4,806	146
	GATX Corp.	1,479	143
	ESCO Technologies Inc.	1,689	138
*,1	Hyzon Motors Inc.	64,589	138
*	DHI Group Inc.	26,739	136
*	IES Holdings Inc.	4,434	135
*	Proto Labs Inc.	3,405	131
	Luxfer Holdings plc	7,940	131
	Chase Corp.	1,461	129
*	Itron Inc.	2,720	129
*	Distribution Solutions Group Inc.	3,255	129
	United States Lime & Minerals Inc.	1,166	120
*	Great Lakes Dredge & Dock Corp.	11,769	113
*	OSI Systems Inc.	1,347	112
*	Vivint Smart Home Inc.	17,520	110
*	Cross Country Healthcare Inc.	4,093	104
*,1	Cerberus Cyber Sentinel Corp.	33,960	92
	Patrick Industries Inc.	1,668	88
*	Custom Truck One Source Inc.	13,061	86
*	Lightning eMotors Inc.	29,240	83
	Gorman-Rupp Co.	3,050	81
*	Donnelley Financial Solutions Inc.	1,798	76
*	Atlas Technical Consultants Inc.	8,865	76
*	Green Dot Corp. Class A	3,717	75
*	Karat Packaging Inc.	4,107	73
*	Berkshire Grey Inc.	34,651	70
*	IBEX Holdings Ltd.	4,097	69

77

Russell 2000 Growth Index Fund
		Shares	Market Value• ($000)
	Information Services Group Inc.	11,537	67
*	Atlanticus Holdings Corp.	2,312	66
*	CIRCOR International Inc.	3,840	63
*	Xos Inc.	38,854	59
*	Priority Technology Holdings Inc.	14,405	58
	Cass Information Systems Inc.	1,568	57
	Greif Inc. Class B	717	47
*	Radiant Logistics Inc.	6,674	47
*	First Advantage Corp.	3,408	47
	Primoris Services Corp.	2,121	43
*	American Woodmark Corp.	667	35
*	FARO Technologies Inc.	1,009	34
*	AEye Inc.	18,734	29
*	Markforged Holding Corp.	11,601	28
*	CompoSecure Inc.	4,812	28
*	Cepton Inc.	13,932	25
*	Momentus Inc.	13,802	24
*	Willdan Group Inc.	829	19
	Miller Industries Inc.	589	14
*	Moneylion Inc.	7,072	10
*	Redwire Corp.	2,499	7
			174,514
Other (0.0%)[3]
*,2	Aduro Biotech Inc. CVR	9,451	2
*,1,2	GTX Inc. CVR	530	—
			2
Real Estate (2.3%)
	Phillips Edison & Co. Inc.	85,086	2,780
	Outfront Media Inc.	108,999	1,929
	Innovative Industrial Properties Inc.	20,675	1,896
*	Cushman & Wakefield plc	118,274	1,769
*	DigitalBridge Group Inc.	98,578	1,755
	Tanger Factory Outlet Centers Inc.	75,679	1,167
	St. Joe Co.	25,620	979
	NexPoint Residential Trust Inc.	15,886	839
	Marcus & Millichap Inc.	18,381	687
	eXp World Holdings Inc.	50,775	657
*	Redfin Corp.	78,371	642
*	Compass Inc. Class A	194,632	557
	UMH Properties Inc.	30,050	542
	Gladstone Commercial Corp.	26,449	504
	Universal Health Realty Income Trust	9,477	482
	Safehold Inc.	10,101	384
	Community Healthcare Trust Inc.	10,374	383
	Alexander's Inc.	1,586	376
	Saul Centers Inc.	7,794	345
	Gladstone Land Corp.	12,835	302
	Corporate Office Properties Trust	9,939	257
	CatchMark Timber Trust Inc. Class A	23,803	253
	Essential Properties Realty Trust Inc.	9,010	204
	Bluerock Residential Growth REIT Inc. Class A	7,580	202
	RMR Group Inc. Class A	7,018	183
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	4,039	160
		Shares	Market Value• ($000)
	Four Corners Property Trust Inc.	5,594	150
	CareTrust REIT Inc.	5,610	121
	Postal Realty Trust Inc. Class A	7,490	111
	Newmark Group Inc. Class A	8,418	86
*	Offerpad Solutions Inc.	50,835	77
	Clipper Realty Inc.	7,412	62
*	Forestar Group Inc.	4,628	58
	Douglas Elliman Inc.	4,047	19
	Industrial Logistics Properties Trust	2,461	18
*	Hersha Hospitality Trust Class A	1,249	12
			20,948
Technology (16.2%)
*	Qualys Inc.	29,041	4,411
*	Novanta Inc.	26,421	3,532
*	Rogers Corp.	13,980	3,502
*	Synaptics Inc.	29,504	3,411
*	Silicon Laboratories Inc.	27,000	3,384
*	SPS Commerce Inc.	26,991	3,296
*	Tenable Holdings Inc.	81,782	3,239
	Power Integrations Inc.	43,029	3,078
*	Fabrinet	27,483	2,826
*	Blackline Inc.	41,096	2,792
*	Onto Innovation Inc.	36,886	2,619
	Advanced Energy Industries Inc.	27,965	2,511
*	Rapid7 Inc.	43,222	2,485
*	Box Inc. Class A	96,051	2,473
*	Workiva Inc. Class A	35,485	2,409
*	DigitalOcean Holdings Inc.	56,764	2,389
*	Alarm.com Holdings Inc.	35,811	2,385
*	Varonis Systems Inc. Class B	81,092	2,218
*	Super Micro Computer Inc.	33,784	2,199
*	Semtech Corp.	47,089	2,175
*	Envestnet Inc.	40,904	2,142
*	Verint Systems Inc.	43,089	2,089
*	MACOM Technology Solutions Holdings Inc. Class H	37,607	2,074
*	Sprout Social Inc. Class A	34,194	2,053
*	Altair Engineering Inc. Class A	38,694	2,012
*	Perficient Inc.	25,426	1,986
*	MaxLinear Inc.	53,432	1,920
*	Ambarella Inc.	27,098	1,839
	Kulicke & Soffa Industries Inc.	43,234	1,818
*	CommVault Systems Inc.	33,144	1,799
*	Insight Enterprises Inc.	19,710	1,796
*	Rambus Inc.	68,523	1,767
*	Yelp Inc. Class A	51,253	1,751
*	Diodes Inc.	24,099	1,715
*	Blackbaud Inc.	32,768	1,714
*	FormFactor Inc.	58,086	1,701
*	Q2 Holdings Inc.	41,590	1,652
*	PagerDuty Inc.	63,350	1,650
*	Plexus Corp.	17,455	1,636
*	Axcelis Technologies Inc.	24,306	1,627
	Progress Software Corp.	32,566	1,567
*	Upwork Inc.	89,235	1,553
*	Appfolio Inc. Class A	14,204	1,440
*	Cargurus Inc.	75,999	1,421

78

Russell 2000 Growth Index Fund
		Shares	Market Value• ($000)
*	Appian Corp. Class A	29,711	1,393
	CSG Systems International Inc.	23,900	1,383
*	TechTarget Inc.	20,434	1,326
*	Digital Turbine Inc.	70,100	1,295
*	Impinj Inc.	14,218	1,269
*	Sitime Corp.	11,930	1,269
*,1	Xometry Inc. Class A	25,196	1,235
*	Everbridge Inc.	29,541	1,175
*	Schrodinger Inc.	40,073	1,100
*	Clear Secure Inc. Class A	46,428	1,065
*	Asana Inc. Class A	54,799	1,049
*	KnowBe4 Inc. Class A	54,343	1,044
	CTS Corp.	23,633	1,000
	Shutterstock Inc.	17,981	996
*,1	MicroStrategy Inc. Class A	4,149	961
*	Model N Inc.	26,714	799
*	BigCommerce Holdings Inc. Series 1	47,847	798
*	Agilysys Inc.	14,519	752
*	Grid Dynamics Holdings Inc.	36,052	729
*	ePlus Inc.	15,126	713
	Simulations Plus Inc.	11,589	696
*	Momentive Global Inc.	97,873	694
*	Duck Creek Technologies Inc.	57,112	680
*	SMART Global Holdings Inc.	36,411	668
*	Zuora Inc. Class A	84,272	647
*	indie Semiconductor Inc. Class A	74,637	635
*	Amplitude Inc. Class A	41,565	630
*	Vimeo Inc.	105,951	627
*	Veeco Instruments Inc.	29,499	624
*	LivePerson Inc.	52,036	604
*	PDF Solutions Inc.	22,605	596
*,1	MicroVision Inc.	122,640	594
	A10 Networks Inc.	40,517	563
*	PubMatic Inc. Class A	28,216	552
*	Planet Labs PBC	100,687	552
*	Matterport Inc.	118,132	545
*	Photronics Inc.	32,299	543
*	EngageSmart Inc.	25,758	514
*	Ziff Davis Inc.	6,471	500
*	CEVA Inc.	16,920	495
*	Alpha & Omega Semiconductor Ltd.	12,684	490
*	Avid Technology Inc.	16,691	457
*	AvePoint Inc.	96,773	453
*	N-Able Inc.	44,000	438
*	Domo Inc. Class B	22,688	437
*	PROS Holdings Inc.	19,562	408
*	Telos Corp.	40,560	402
*	Yext Inc.	89,322	398
*	Alkami Technology Inc.	26,501	384
	Hackett Group Inc.	18,015	370
	Sapiens International Corp. NV	16,584	367
*	Sumo Logic Inc.	41,124	361
*	Eventbrite Inc. Class A	49,998	356
*	Tucows Inc. Class A	7,447	350
*	Edgio Inc.	93,226	343
*	Unisys Corp.	36,408	339
*	Ultra Clean Holdings Inc.	11,388	333
	Amkor Technology Inc.	16,405	330
*	Couchbase Inc.	19,635	326
*	Mitek Systems Inc.	28,910	295
*	MeridianLink Inc.	16,841	293
		Shares	Market Value• ($000)
	American Software Inc. Class A	17,026	288
*	Consensus Cloud Solutions Inc.	5,666	285
*	CyberOptics Corp.	5,330	284
*	SmartRent Inc.	87,731	283
*,1	PAR Technology Corp.	7,363	259
*	ForgeRock Inc. Class A	14,879	254
*	Identiv Inc.	16,288	243
*	Credo Technology Group Holding Ltd.	17,485	241
*	Enfusion Inc. Class A	18,937	235
*	Cyxtera Technologies Inc.	31,491	200
*	NerdWallet Inc. Class A	19,163	199
*,1	Atomera Inc.	15,311	198
*	Rimini Street Inc.	36,496	184
*	C3.ai Inc. Class A	9,602	173
*	Veritone Inc.	23,259	171
*	Digimarc Corp.	9,527	170
*	Zeta Global Holdings Corp. Class A	23,024	161
*	Intapp Inc.	10,196	148
*	Mediaalpha Inc. Class A	17,369	145
*,1	UserTesting Inc.	34,577	144
*	Diebold Nixdorf Inc.	40,942	142
*	Red Violet Inc.	7,145	136
*	Brightcove Inc.	20,135	134
*	WM Technology Inc.	49,564	130
*	EverQuote Inc. Class A	14,645	127
*	NextNav Inc.	36,485	124
*	Squarespace Inc. Class A	5,797	122
*	OneSpan Inc.	10,242	118
	Ebix Inc.	4,196	109
*,1	Rockley Photonics Holdings Ltd.	76,276	108
*,1	SkyWater Technology Inc.	7,799	101
*,1	IronNet Inc.	48,233	97
*	Benefitfocus Inc.	12,742	94
*	Arteris Inc.	12,650	90
*	Transphorm Inc.	15,221	84
*	ACM Research Inc. Class A	4,856	82
*	Nutex Health Inc.	29,220	79
*,1	Vinco Ventures Inc.	76,675	74
*	IonQ Inc.	11,042	66
*	Arena Group Holdings Inc.	6,048	64
*	eGain Corp.	6,714	62
*	Innovid Corp.	14,057	52
*	Bandwidth Inc. Class A	3,232	50
*	Viant Technology Inc. Class A	9,819	44
	Vivid Seats Inc. Class A	4,519	37
*	Adtheorent Holdings Co. Inc.	11,395	30
*	Core Scientific Inc.	13,394	29
*	EverCommerce Inc.	2,346	27
*	Aeva Technologies Inc.	7,482	23
*	Beachbody Co. Inc.	19,786	23
*	Weave Communications Inc.	4,024	23
*	Wejo Group Ltd.	18,390	21
*	Groupon Inc. Class A	1,546	15
*	Loyalty Ventures Inc.	5,562	12
*	Applied Blockchain Inc.	4,127	10
*	Terawulf Inc.	5,482	8
*,1	Cryptyde Inc.	7,521	6
*	Leafly Holdings Inc.	2,448	4
*	Cipher Mining Inc.	56	—
			148,118

79

Russell 2000 Growth Index Fund
		Shares	Market Value• ($000)
Telecommunications (2.3%)
*	Iridium Communications Inc.	94,825	4,209
*	Viavi Solutions Inc.	169,203	2,382
*	Calix Inc.	33,235	1,956
*	CommScope Holding Co. Inc.	152,643	1,725
*	Extreme Networks Inc.	95,228	1,365
	Adtran Holdings Inc.	47,437	1,102
*	Clearfield Inc.	8,631	1,002
	Cogent Communications Holdings Inc.	17,499	932
*	Globalstar Inc.	425,544	851
*	Harmonic Inc.	68,341	770
*	Infinera Corp.	139,872	766
*,1	Lightwave Logic Inc.	83,531	666
*	8x8 Inc.	81,868	427
	InterDigital Inc.	8,490	426
*	WideOpenWest Inc.	22,735	405
*	Digi International Inc.	8,570	284
*	Ooma Inc.	17,059	206
*	Charge Enterprises Inc.	80,611	196
*	IDT Corp. Class B	7,643	195
*	DZS Inc.	12,694	169
*	Cambium Networks Corp.	8,553	166
*	Akoustis Technologies Inc.	36,290	159
*	Casa Systems Inc.	30,134	117
*	Anterix Inc.	2,522	107
*	Inseego Corp.	19,128	52
*	Gogo Inc.	3,047	45
*,1	Starry Group Holdings Inc.	15,863	36
*	Consolidated Communications Holdings Inc.	5,036	29
			20,745
Utilities (2.4%)
	Brookfield Infrastructure Corp. Class A (XTSE)	72,886	3,469
*	Evoqua Water Technologies Corp.	87,499	3,069
*	Casella Waste Systems Inc. Class A	37,168	3,045
	Clearway Energy Inc. Class C	61,147	2,269
	Ormat Technologies Inc. (XNYS)	18,883	1,765
	Middlesex Water Co.	12,876	1,143
	American States Water Co.	13,145	1,091
	Chesapeake Utilities Corp.	7,306	923
	MGE Energy Inc.	11,623	895
	Clearway Energy Inc. Class A	25,829	891
		Shares	Market Value• ($000)
	California Water Service Group	10,385	608
	York Water Co.	10,497	462
	Southwest Gas Holdings Inc.	4,455	347
*	Vertex Energy Inc.	35,373	301
*	Archaea Energy Inc. Class A	14,100	279
	Aris Water Solution Inc. Class A	16,158	275
*	Li-Cycle Holdings Corp.	36,994	267
	New Jersey Resources Corp.	5,782	255
	Artesian Resources Corp. Class A	4,049	221
*	Pure Cycle Corp.	14,479	149
	Global Water Resources Inc.	9,974	136
*	Altus Power Inc.	9,781	102
	Via Renewables Inc. Class A	7,801	66
			22,028
Total Common Stocks (Cost $837,213)			911,247
Temporary Cash Investments (1.9%)
Money Market Fund (1.9%)
[4,5]	Vanguard Market Liquidity Fund, 2.284% (Cost $17,157)	171,651	17,160
Total Investments (101.8%) (Cost $854,370)			928,407
Other Assets and Liabilities—Net (-1.8%)			(16,032)
Net Assets (100%)			912,375
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $14,665,000.
2	Security value determined using significant unobservable inputs.
3	“Other” represents securities that are not classified by the fund’s benchmark index.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Collateral of $16,083,000 was received for securities on loan.
ADR—American Depositary Receipt.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

80

Russell 2000 Growth Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	September 2022	11	1,015	(28)

See accompanying Notes, which are an integral part of the Financial Statements.
81

Russell 2000 Growth Index Fund
Statement of Assets and Liabilities
As of August 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $837,213)	911,247
Affiliated Issuers (Cost $17,157)	17,160
Total Investments in Securities	928,407
Investment in Vanguard	33
Cash Collateral Pledged—Futures Contracts	70
Receivables for Investment Securities Sold	909
Receivables for Accrued Income	496
Receivables for Capital Shares Issued	285
Total Assets	930,200
Liabilities
Due to Custodian	1,123
Payables for Investment Securities Purchased	481
Collateral for Securities on Loan	16,083
Payables for Capital Shares Redeemed	76
Payables to Vanguard	56
Variation Margin Payable—Futures Contracts	6
Total Liabilities	17,825
Net Assets	912,375
1 Includes $14,665 of securities on loan.
At August 31, 2022, net assets consisted of:

Paid-in Capital	1,143,111
Total Distributable Earnings (Loss)	(230,736)
Net Assets	912,375

ETF Shares—Net Assets
Applicable to 3,975,393 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	657,735
Net Asset Value Per Share—ETF Shares	$165.45

Institutional Shares—Net Assets
Applicable to 807,863 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	254,640
Net Asset Value Per Share—Institutional Shares	$315.20

See accompanying Notes, which are an integral part of the Financial Statements.
82

Russell 2000 Growth Index Fund
Statement of Operations

Year Ended August 31, 2022
($000)
Investment Income
Income
Dividends[1]	6,091
Non-Cash Dividends	1,004
Interest[2]	6
Securities Lending—Net	1,243
Total Income	8,344
Expenses
The Vanguard Group—Note B
Investment Advisory Services	93
Management and Administrative—ETF Shares	788
Management and Administrative—Institutional Shares	233
Marketing and Distribution—ETF Shares	34
Marketing and Distribution—Institutional Shares	17
Custodian Fees	68
Auditing Fees	27
Shareholders’ Reports—ETF Shares	35
Shareholders’ Reports—Institutional Shares	9
Trustees’ Fees and Expenses	—
Other Expenses	15
Total Expenses	1,319
Net Investment Income	7,025
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	31,032
Futures Contracts	180
Realized Net Gain (Loss)	31,212
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(327,648)
Futures Contracts	(61)
Change in Unrealized Appreciation (Depreciation)	(327,709)
Net Increase (Decrease) in Net Assets Resulting from Operations	(289,472)
1	Dividends are net of foreign withholding taxes of $10,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $6,000, ($6,000), less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $188,903,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
83

Russell 2000 Growth Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,025	5,841
Realized Net Gain (Loss)	31,212	120,421
Change in Unrealized Appreciation (Depreciation)	(327,709)	204,030
Net Increase (Decrease) in Net Assets Resulting from Operations	(289,472)	330,292
Distributions
ETF Shares	(3,596)	(2,369)
Institutional Shares	(3,487)	(3,418)
Total Distributions	(7,083)	(5,787)
Capital Share Transactions
ETF Shares	102,858	230,394
Institutional Shares	(380,738)	61,405
Net Increase (Decrease) from Capital Share Transactions	(277,880)	291,799
Total Increase (Decrease)	(574,435)	616,304
Net Assets
Beginning of Period	1,486,810	870,506
End of Period	912,375	1,486,810

See accompanying Notes, which are an integral part of the Financial Statements.
84

Russell 2000 Growth Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$222.64	$164.83	$141.63	$160.12	$123.26
Investment Operations
Net Investment Income[1]	1.137	.839	1.097	.971	.895
Net Realized and Unrealized Gain (Loss) on Investments	(57.266)	57.852	23.237	(18.527)	36.791
Total from Investment Operations	(56.129)	58.691	24.334	(17.556)	37.686
Distributions
Dividends from Net Investment Income	(1.061)	(.881)	(1.134)	(.934)	(.826)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.061)	(.881)	(1.134)	(.934)	(.826)
Net Asset Value, End of Period	$165.45	$222.64	$164.83	$141.63	$160.12
Total Return	-25.28%	35.67%	17.32%	-10.97%	30.69%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$658	$735	$371	$301	$328
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.20%
Ratio of Net Investment Income to Average Net Assets	0.61%	0.40%	0.75%	0.68%	0.64%
Portfolio Turnover Rate[2]	33%	47%	38%	28%	35%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
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Russell 2000 Growth Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$424.16	$314.01	$269.76	$305.04	$234.80
Investment Operations
Net Investment Income[1]	2.706	1.912	2.275	2.021	2.026
Net Realized and Unrealized Gain (Loss) on Investments	(109.390)	110.162	44.269	(35.267)	70.080
Total from Investment Operations	(106.684)	112.074	46.544	(33.246)	72.106
Distributions
Dividends from Net Investment Income	(2.276)	(1.924)	(2.294)	(2.034)	(1.866)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.276)	(1.924)	(2.294)	(2.034)	(1.866)
Net Asset Value, End of Period	$315.20	$424.16	$314.01	$269.76	$305.04
Total Return	-25.24%	35.77%	17.42%	-10.91%	30.85%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$255	$752	$500	$472	$545
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	0.72%	0.48%	0.82%	0.75%	0.76%
Portfolio Turnover Rate[2]	33%	47%	38%	28%	35%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
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Russell 2000 Growth Index Fund
Notes to Financial Statements
Vanguard Russell 2000 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
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Russell 2000 Growth Index Fund
During the year ended August 31, 2022, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple
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Russell 2000 Growth Index Fund
Secured Overnight Financing Rate inclusive of an additional agreed-upon spread.  However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2022, the fund had contributed to Vanguard capital in the amount of $33,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
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Russell 2000 Growth Index Fund
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	911,227	—	20	911,247
Temporary Cash Investments	17,160	—	—	17,160
Total	928,387	—	20	928,407
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	28	—	—	28
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and passive foreign investment companies were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	188,657
Total Distributable Earnings (Loss)	(188,657)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	1,908
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(300,171)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	67,527
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Russell 2000 Growth Index Fund
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	7,083	5,787
Long-Term Capital Gains	—	—
Total	7,083	5,787
*	Includes short-term capital gains, if any.
As of August 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	860,879
Gross Unrealized Appreciation	184,568
Gross Unrealized Depreciation	(117,041)
Net Unrealized Appreciation (Depreciation)	67,527
E.	During the year ended August 31, 2022, the fund purchased $565,098,000 of investment securities and sold $843,403,000 of investment securities, other than temporary cash investments. Purchases and sales include $205,623,000 and $474,320,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2022, such purchases were $115,524,000 and sales were $109,799,000, resulting in net realized loss of $91,665,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	578,438	3,075	399,369	1,800
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(475,580)	(2,400)	(168,975)	(750)
Net Increase (Decrease)—ETF Shares	102,858	675	230,394	1,050
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Russell 2000 Growth Index Fund
	Year Ended August 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Institutional Shares
Issued	29,035	81	170,590	475
Issued in Lieu of Cash Distributions	3,298	9	3,267	9
Redeemed	(413,071)	(1,055)	(112,452)	(302)
Net Increase (Decrease)—Institutional Shares	(380,738)	(965)	61,405	182
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2022, that would require recognition or disclosure in these financial statements.
92

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund and Vanguard Russell 2000 Growth Index Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund and Vanguard Russell 2000 Growth Index Fund (three of the funds constituting Vanguard Scottsdale Funds, hereafter collectively referred to as the "Funds") as of August 31, 2022, the related statements of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2022 and each of the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers  LLP
Philadelphia, Pennsylvania
October 20, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
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Tax information (unaudited)
The following percentages, or if subsequently determined to be different, the maximum percentages allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction for corporate shareholders:
Fund	Percentage
Russell 2000 Index Fund	76.7%
Russell 2000 Value Index Fund	73.7
Russell 2000 Growth Index Fund	95.0
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as qualified dividend income for individual shareholders for the fiscal year.
Fund	($000)
Russell 2000 Index Fund	66,007
Russell 2000 Value Index Fund	16,151
Russell 2000 Growth Index Fund	6,402
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as qualified business income for individual shareholders for the fiscal year.
Fund	($000)
Russell 2000 Index Fund	6,858
Russell 2000 Value Index Fund	2,029
Russell 2000 Growth Index Fund	600
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as interest earned from obligations of the U.S. government which is generally exempt from state income tax.
Fund	($000)
Russell 2000 Index Fund	54
Russell 2000 Value Index Fund	3
Russell 2000 Growth Index Fund	2
94

Trustees Approve Advisory Arrangements
The board of trustees of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund, and Vanguard Russell 2000 Growth Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decisions upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about each fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.
Nature, extent, and quality of services
The board reviewed each fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.
Investment performance
The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue.
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Cost
The board concluded that each fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also below the peer-group average.
The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that each fund’s arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.
The board will consider whether to renew the advisory arrangements again after a one-year period.
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Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard Scottsdale Funds approved the appointment of liquidity risk management program administrators responsible for administering the Program for Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund, and Vanguard Russell 2000 Growth Index Fund, and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2021, through December 31, 2021 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the funds' liquidity risk.
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The Products are not sponsored, endorsed, sold or promoted by Frank Russell Company (“Russell”). Russell makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Russell 2000, Russell 2000 Value, and Russell 2000 Growth Indexes to track general stock market performance or a segment of the same. Russell’s publication of the Russell 2000, Russell 2000 Value, and Russell 2000 Growth Indexes in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell 2000, Russell 2000 Value, and Russell 2000 Growth Indexes are based. Russell’s only relationship to The Vanguard Group, Inc. is the licensing of certain trademarks and trade names of Russell and of the Russell 2000, Russell 2000 Value, and Russell 2000 Growth Indexes which are determined, composed and calculated by Russell without regard to The Vanguard Group, Inc. or the Products. Russell is not responsible for and has not reviewed the Products nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell has no obligation or liability in connection with the administration, marketing or trading of the Products.
Russell makes no representation, warranty or guarantee as to the accuracy, completeness, reliability or otherwise of the Russell Indexes or any data included in the Russell Indexes. Russell does not guarantee the accuracy and/or the completeness of the Russell 2000, Russell 2000 Value, and Russell 2000 Growth Indexes or any data included therein and Russell shall have no liability for any errors, omissions, or interruptions therein. Russell makes no warranty, express or implied, as to the use of or results to be obtained by The Vanguard Group, Inc., investors, owners of the Products, or any other person or entity from the use of the Russell 2000, Russell 2000 Value, and Russell 2000 Growth Indexes or any data included therein. Russell makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell 2000, Russell 2000 Value, and Russell 2000 Growth Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Russell have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
© 2022 The Vanguard Group, Inc.
All rights reserved.
U.S. Patent Nos. 6,879,964.
Vanguard Marketing Corporation, Distributor.
Q18510 102022

Annual Report   |   August 31, 2022
Vanguard Russell 3000 Index Fund

Contents
Your Fund’s Performance at a Glance	1
About Your Fund’s Expenses	2
Performance Summary	4
Financial Statements	7
Trustees Approve Advisory Arrangement	49
Liquidity Risk Management	51
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard Russell 3000 Index Fund, which represents the broad U.S. stock market, returned –13.36% for ETF Shares (based on net asset value) and –13.34% for Institutional Shares for the 12 months ended August 31, 2022. The fund’s returns closely tracked its target index.
•	The investment outlook grew more challenging as the period progressed. Sentiment deteriorated as inflation rose, propelled in part by higher energy and food prices after Russia’s invasion of Ukraine. The Federal Reserve reacted by raising interest rates, which pushed borrowing costs higher and sparked fears of recession.
•	Large-capitalization stocks declined less than their mid- and small-cap counterparts, and value stocks held up better than growth.
•	Returns fell sharply across eight of the 11 industry sectors represented in the fund. The biggest detractors were technology, consumer discretionary, industrial, health care, and financial stocks. The top contributor was the energy sector.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-12.96%	12.14%	11.61%
Russell 2000 Index (Small-caps)	-17.88	8.59	6.95
Russell 3000 Index (Broad U.S. market)	-13.28	11.90	11.29
FTSE All-World ex US Index (International)	-19.00	3.48	2.12
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-11.65%	-2.01%	0.54%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.63	-0.83	1.28
FTSE Three-Month U.S. Treasury Bill Index	0.44	0.56	1.10
CPI
Consumer Price Index	8.26%	4.90%	3.82%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended August 31, 2022
	Beginning Account Value 2/28/2022	Ending Account Value 8/31/2022	Expenses Paid During Period
Based on Actual Fund Return
Russell 3000 Index Fund
ETF Shares	$1,000.00	$905.30	$0.48
Institutional Shares	1,000.00	905.40	0.38
Based on Hypothetical 5% Yearly Return
Russell 3000 Index Fund
ETF Shares	$1,000.00	$1,024.70	$0.51
Institutional Shares	1,000.00	1,024.80	0.41
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.10% for ETF Shares and 0.08% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

Russell 3000 Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2012, Through August 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Russell 3000 Index Fund ETF Shares Net Asset Value	-13.36%	11.17%	12.62%	$32,832
Russell 3000 Index Fund ETF Shares Market Price	-13.37	11.18	12.67	32,976
Russell 3000 Index	-13.28	11.29	12.77	33,251
Dow Jones U.S. Total Stock Market Float Adjusted Index	-13.73	11.16	12.66	32,942

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Russell 3000 Index Fund Institutional Shares	-13.34%	11.22%	12.68%	$16,504,799
Russell 3000 Index	-13.28	11.29	12.77	16,625,314
Dow Jones U.S. Total Stock Market Float Adjusted Index	-13.73	11.16	12.66	16,470,991
See Financial Highlights for dividend and capital gains information.
4

Russell 3000 Index Fund
Cumulative Returns of ETF Shares: August 31, 2012, Through August 31, 2022
	One Year	Five Years	Ten Years
Russell 3000 Index Fund ETF Shares Market Price	-13.37%	69.89%	229.76%
Russell 3000 Index Fund ETF Shares Net Asset Value	-13.36	69.83	228.32
Russell 3000 Index	-13.28	70.69	232.51
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
5

Russell 3000 Index Fund
Fund Allocation
As of August 31, 2022
Basic Materials	2.1%
Consumer Discretionary	14.8
Consumer Staples	5.5
Energy	5.0
Financials	11.2
Health Care	13.3
Industrials	12.9
Real Estate	3.6
Technology	25.7
Telecommunications	2.5
Utilities	3.4
Other	0.0
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
6

Russell 3000 Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.7%)
Basic Materials (2.1%)
	Linde plc	33,828	9,569
	Air Products and Chemicals Inc.	14,911	3,764
	Freeport-McMoRan Inc.	97,386	2,883
	Ecolab Inc.	16,725	2,740
	Dow Inc.	48,969	2,497
	Nucor Corp.	17,877	2,377
	Newmont Corp.	53,611	2,217
	Albemarle Corp.	7,878	2,111
	Fastenal Co.	38,730	1,949
	International Flavors & Fragrances Inc.	17,191	1,899
	CF Industries Holdings Inc.	14,024	1,451
	LyondellBasell Industries NV Class A	17,278	1,434
	Mosaic Co.	24,356	1,312
	International Paper Co.	24,863	1,035
	Avery Dennison Corp.	5,468	1,004
	Steel Dynamics Inc.	11,953	965
	FMC Corp.	8,470	915
	Celanese Corp. Class A	7,237	802
	Eastman Chemical Co.	8,562	779
	Reliance Steel & Aluminum Co.	4,116	774
	Alcoa Corp.	12,417	614
*	Cleveland-Cliffs Inc.	34,665	599
	Olin Corp.	9,345	511
*	RBC Bearings Inc.	1,912	460
	Royal Gold Inc.	4,440	408
	US Steel Corp.	17,375	397
	Huntsman Corp.	13,438	377
*	Livent Corp.	11,037	355
	Chemours Co.	10,434	352
	Valvoline Inc.	12,002	349
	Ashland Inc.	3,413	347
	Hexcel Corp.	5,722	336
	Commercial Metals Co.	8,156	330
	UFP Industries Inc.	4,135	328
	Element Solutions Inc.	15,779	295
*	Univar Solutions Inc.	11,377	287
	Balchem Corp.	2,116	279
	Southern Copper Corp.	5,683	268
	Timken Co.	4,260	268
	Avient Corp.	6,044	265
	Cabot Corp.	3,642	262
	Mueller Industries Inc.	3,704	234
		Shares	Market Value• ($000)
	Sensient Technologies Corp.	2,889	230
*	MP Materials Corp.	6,214	217
	Westlake Corp.	2,157	213
	SSR Mining Inc. (XTSE)	14,334	193
*	Arconic Corp.	7,319	185
*	Ingevity Corp.	2,589	182
	Scotts Miracle-Gro Co.	2,708	181
	Boise Cascade Co.	2,734	170
	Quaker Chemical Corp.	924	161
	Innospec Inc.	1,691	158
	Stepan Co.	1,454	152
	Hecla Mining Co.	35,867	141
	Minerals Technologies Inc.	2,258	132
	Materion Corp.	1,373	119
	NewMarket Corp.	414	119
	Carpenter Technology Corp.	3,268	111
	Tronox Holdings plc Class A	7,530	110
	Worthington Industries Inc.	2,115	108
*	Constellium SE Class A	8,105	108
	Sylvamo Corp.	2,372	105
*	GCP Applied Technologies Inc.	3,174	100
	Compass Minerals International Inc.	2,401	97
*	Uranium Energy Corp.	21,439	97
	Mativ Holdings Inc.	3,802	90
*	Perimeter Solutions SA	8,289	81
*	Energy Fuels Inc.	9,785	79
	Kaiser Aluminum Corp.	1,104	79
	GrafTech International Ltd.	13,214	78
*	Piedmont Lithium Inc. ADR	1,183	72
	AdvanSix Inc.	1,784	65
*	US Silica Holdings Inc.	4,662	65
*	Novagold Resources Inc.	14,588	65
	Orion Engineered Carbons SA	3,640	61
*	Resolute Forest Products Inc.	2,837	57
*	Coeur Mining Inc.	19,761	55
	Hawkins Inc.	1,379	53
	Schnitzer Steel Industries Inc. Class A	1,589	53
*	Clearwater Paper Corp.	1,198	51
*	Origin Materials Inc.	7,576	47
*	Ecovyst Inc.	4,883	45
	American Vanguard Corp.	2,214	44
*	TimkenSteel Corp.	2,810	43
*	Amyris Inc.	13,974	41
7

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	Intrepid Potash Inc.	844	39
*	LSB Industries Inc.	2,425	38
	Koppers Holdings Inc.	1,624	37
	Ryerson Holding Corp.	1,260	36
*	5e Advanced Materials Inc.	2,358	35
	Haynes International Inc.	868	34
*	Century Aluminum Co.	3,960	31
	Omega Flex Inc.	270	27
*	Northwest Pipe Co.	581	18
*	Rayonier Advanced Materials Inc.	3,249	15
*	Alto Ingredients Inc.	3,473	15
	Olympic Steel Inc.	514	14
	Tredegar Corp.	1,211	12
*	Ur-Energy Inc.	8,792	12
	Glatfelter Corp.	2,239	11
	FutureFuel Corp.	1,191	9
*	Dakota Gold Corp.	2,536	9
*	Unifi Inc.	686	8
*	Hycroft Mining Holding Corp.	7,500	6
	Valhi Inc.	130	5
*	Polymet Mining Corp.	1,458	5
			55,427
Consumer Discretionary (14.8%)
*	Amazon.com Inc.	598,901	75,923
*	Tesla Inc.	171,410	47,242
	Home Depot Inc.	69,600	20,074
	Costco Wholesale Corp.	29,822	15,570
*	Walt Disney Co.	122,770	13,760
	Walmart Inc.	97,126	12,874
	McDonald's Corp.	49,756	12,552
	NIKE Inc. Class B	82,551	8,788
	Lowe's Cos. Inc.	44,541	8,647
*	Netflix Inc.	29,505	6,596
	Starbucks Corp.	77,237	6,493
*	Booking Holdings Inc.	2,740	5,140
	Target Corp.	31,234	5,008
	TJX Cos. Inc.	79,120	4,933
	Activision Blizzard Inc.	52,192	4,097
	Ford Motor Co.	265,625	4,048
	Estee Lauder Cos. Inc. Class A	15,464	3,934
	General Motors Co.	98,121	3,749
*	Uber Technologies Inc.	127,400	3,664
	Dollar General Corp.	15,417	3,660
*	O'Reilly Automotive Inc.	4,391	3,061
*	Chipotle Mexican Grill Inc. Class A	1,871	2,988
*	Airbnb Inc. Class A	25,232	2,854
	Marriott International Inc. Class A	18,470	2,840
*	AutoZone Inc.	1,331	2,821
	Electronic Arts Inc.	18,853	2,392
	Hilton Worldwide Holdings Inc.	18,491	2,355
*	Lululemon Athletica Inc.	7,526	2,258
	Yum! Brands Inc.	19,227	2,139
*	Warner Bros Discovery Inc.	159,196	2,108
	Ross Stores Inc.	23,309	2,011
*	Dollar Tree Inc.	14,301	1,940
*	Trade Desk Inc. Class A	29,574	1,854
*	Copart Inc.	14,337	1,715
*	Aptiv plc	18,238	1,704
	eBay Inc.	37,921	1,673
	DR Horton Inc.	21,691	1,543
*	Southwest Airlines Co.	39,972	1,467
		Shares	Market Value• ($000)
	Genuine Parts Co.	9,308	1,452
*	Ulta Beauty Inc.	3,458	1,452
	Tractor Supply Co.	7,538	1,396
*	Delta Air Lines Inc.	43,234	1,343
*	Take-Two Interactive Software Inc.	10,670	1,308
	Lennar Corp. Class A	16,525	1,280
*	Roblox Corp. Class A	29,675	1,161
*	Expedia Group Inc.	10,203	1,047
	Darden Restaurants Inc.	8,370	1,035
*	Spotify Technology SA	9,491	1,026
	VF Corp.	23,639	980
	Best Buy Co. Inc.	13,557	958
*	CarMax Inc.	10,835	958
	LKQ Corp.	17,735	944
*	Live Nation Entertainment Inc.	10,414	941
	Garmin Ltd.	10,412	921
	Omnicom Group Inc.	13,658	914
*	Etsy Inc.	8,539	902
	Domino's Pizza Inc.	2,410	896
	Pool Corp.	2,637	894
*	Las Vegas Sands Corp.	22,352	841
*	NVR Inc.	198	820
*	Liberty Media Corp.-Liberty Formula One Class C	12,679	807
	Paramount Global Inc. Class B	34,233	801
	MGM Resorts International	23,817	777
*	United Airlines Holdings Inc.	22,019	771
	Interpublic Group of Cos. Inc.	26,406	730
	Williams-Sonoma Inc.	4,697	699
	Fox Corp. Class A	20,408	698
	Advance Auto Parts Inc.	4,111	693
	Hasbro Inc.	8,794	693
*	BJ's Wholesale Club Holdings Inc.	9,022	672
	Nielsen Holdings plc	24,032	669
	Service Corp. International	10,408	642
	PulteGroup Inc.	15,719	639
*	Burlington Stores Inc.	4,451	624
*	Carnival Corp.	65,227	617
	Tapestry Inc.	17,718	615
	Vail Resorts Inc.	2,718	611
*	Royal Caribbean Cruises Ltd.	14,969	611
	Bath & Body Works Inc.	16,143	603
*	Caesars Entertainment Inc.	13,934	601
	BorgWarner Inc. (XNYS)	15,884	599
*	Deckers Outdoor Corp.	1,820	585
	Whirlpool Corp.	3,703	580
*	American Airlines Group Inc.	43,891	570
*	Floor & Decor Holdings Inc. Class A	6,995	569
	Lear Corp.	4,004	555
	Aramark	15,513	554
*,1	Lucid Group Inc.	36,101	554
	Rollins Inc.	15,609	527
*	Mattel Inc.	23,494	520
*,1	GameStop Corp. Class A	18,115	519
	Lithia Motors Inc. Class A	1,921	510
	H&R Block Inc.	11,055	497
	Nexstar Media Group Inc. Class A	2,599	497
	Churchill Downs Inc.	2,449	483

8

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	Five Below Inc.	3,702	473
	News Corp. Class A	26,972	456
	Newell Brands Inc.	25,515	455
*	Capri Holdings Ltd.	9,621	454
*	Liberty Media Corp.- Liberty SiriusXM Class C	10,881	450
*	Wynn Resorts Ltd.	7,198	436
	Murphy USA Inc.	1,499	435
	Polaris Inc.	3,818	432
	Gentex Corp.	15,771	430
*	DraftKings Inc. Class A	25,791	414
	Texas Roadhouse Inc. Class A	4,619	410
	Dick's Sporting Goods Inc.	3,747	399
	Wyndham Hotels & Resorts Inc.	6,102	399
*	Rivian Automotive Inc. Class A	12,143	397
	Marriott Vacations Worldwide Corp.	2,783	396
*	Planet Fitness Inc. Class A	5,664	384
*	SiteOne Landscape Supply Inc.	3,026	379
*	Alaska Air Group Inc.	8,345	364
*	Norwegian Cruise Line Holdings Ltd.	27,756	363
	Harley-Davidson Inc.	9,157	353
*	Penn Entertainment Inc.	11,310	353
*	Terminix Global Holdings Inc.	8,283	353
	Leggett & Platt Inc.	9,050	346
*	Skechers USA Inc. Class A	9,085	343
	New York Times Co. Class A	11,218	342
*	Avis Budget Group Inc.	2,023	339
*	IAA Inc.	9,111	339
*	AutoNation Inc.	2,706	337
	Macy's Inc.	19,266	334
	Fox Corp. Class B	10,374	328
*	Scientific Games Corp. Class A	6,664	328
	Toll Brothers Inc.	7,424	325
*,1	AMC Entertainment Holdings Inc. Class A	35,213	321
	AMERCO	609	320
	TEGNA Inc.	14,848	318
*	Crocs Inc.	4,127	304
*	RH	1,188	304
*	Hyatt Hotels Corp. Class A	3,365	302
*	Lyft Inc. Class A	20,312	299
	Boyd Gaming Corp.	5,474	298
	Tempur Sealy International Inc.	11,775	294
*	Hertz Global Holdings Inc.	15,929	294
[1]	Sirius XM Holdings Inc.	47,987	292
	Thor Industries Inc.	3,505	284
	Ralph Lauren Corp. Class A	3,102	283
*	Bright Horizons Family Solutions Inc.	4,088	279
*	Wayfair Inc. Class A	5,118	270
	Choice Hotels International Inc.	2,319	266
*	Fox Factory Holding Corp.	2,806	262
*	Goodyear Tire & Rubber Co.	18,485	259
	PVH Corp.	4,606	259
*	Asbury Automotive Group Inc.	1,469	256
		Shares	Market Value• ($000)
*	Hilton Grand Vacations Inc.	5,941	242
	Kohl's Corp.	8,471	241
	Academy Sports & Outdoors Inc.	5,561	240
	Travel + Leisure Co.	5,625	239
*	Carvana Co. Class A	7,083	234
*	Ollie's Bargain Outlet Holdings Inc.	4,207	233
	Wingstop Inc.	2,031	231
*	Visteon Corp.	1,882	226
	Penske Automotive Group Inc.	1,861	219
	Wendy's Co.	11,367	218
*	Adient plc	6,447	214
	Foot Locker Inc.	5,778	213
*	YETI Holdings Inc.	5,774	213
*	Callaway Golf Co.	9,508	210
	Signet Jewelers Ltd.	3,192	209
*	Peloton Interactive Inc. Class A	20,403	208
*	Skyline Champion Corp.	3,645	207
*	Madison Square Garden Sports Corp.	1,276	205
	Hanesbrands Inc.	23,074	201
	Carter's Inc.	2,708	200
	World Wrestling Entertainment Inc. Class A	2,935	200
	Group 1 Automotive Inc.	1,108	198
*	Helen of Troy Ltd.	1,605	198
	LCI Industries	1,696	197
*	Taylor Morrison Home Corp. Class A	7,795	196
*	Meritage Homes Corp.	2,456	192
*	Victoria's Secret & Co.	5,681	190
*	National Vision Holdings Inc.	5,635	187
*	QuantumScape Corp. Class A	16,944	187
*	Liberty Media Corp.- Liberty SiriusXM Class A	4,411	183
	Papa John's International Inc.	2,257	182
*	Grand Canyon Education Inc.	2,220	181
*	Coty Inc. Class A	23,877	179
	Columbia Sportswear Co.	2,457	175
	Cracker Barrel Old Country Store Inc.	1,575	170
*	JetBlue Airways Corp.	21,710	169
*	Dorman Products Inc.	1,841	167
*	TripAdvisor Inc.	6,861	163
*	Spirit Airlines Inc.	7,043	160
*	Chegg Inc.	8,078	159
	KB Home	5,553	159
*	Sabre Corp.	21,753	156
*	SeaWorld Entertainment Inc.	3,099	156
	Steven Madden Ltd.	5,321	155
*	Copa Holdings SA Class A	2,099	149
*	Leslie's Inc.	10,436	148
*	Cavco Industries Inc.	626	146
	Graham Holdings Co. Class B	255	144
	MillerKnoll Inc.	5,191	144
*	Duolingo Inc.	1,533	144
	Kontoor Brands Inc.	3,776	141

9

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	Luminar Technologies Inc. Class A	16,368	141
	Dana Inc.	8,775	136
*	Liberty Media Corp.- Liberty Formula One Class A	2,335	136
	Nordstrom Inc.	7,923	136
	Red Rock Resorts Inc. Class A	3,549	136
*	LGI Homes Inc.	1,419	135
	Rush Enterprises Inc. Class A	2,840	134
	John Wiley & Sons Inc. Class A	2,895	133
*	Gentherm Inc.	2,135	128
*	Boot Barn Holdings Inc.	1,891	126
	Paramount Global Class A	4,718	125
	News Corp. Class B	7,106	123
*	Sonos Inc.	8,178	123
*	frontdoor Inc.	5,184	122
	MDC Holdings Inc.	3,884	121
*	elf Beauty Inc.	3,142	120
	Winnebago Industries Inc.	2,089	120
	Gap Inc.	12,989	119
*	Shake Shack Inc. Class A	2,467	118
	Bloomin' Brands Inc.	5,727	116
*	Dave & Buster's Entertainment Inc.	2,801	116
	International Game Technology plc	6,438	116
*	Adtalem Global Education Inc.	3,058	115
	Jack in the Box Inc.	1,440	115
*	Driven Brands Holdings Inc.	3,667	115
	American Eagle Outfitters Inc.	10,002	113
*	KAR Auction Services Inc.	7,750	113
	Oxford Industries Inc.	1,059	113
*	Tri Pointe Homes Inc.	6,454	112
*	Under Armour Inc. Class A	13,309	112
	Acushnet Holdings Corp.	2,324	111
*	Six Flags Entertainment Corp.	5,010	111
*	Everi Holdings Inc.	5,869	109
*	iRobot Corp.	1,846	109
	Wolverine World Wide Inc.	5,582	109
	Gray Television Inc.	5,614	107
*	Sally Beauty Holdings Inc.	7,197	107
	Cheesecake Factory Inc.	3,465	106
*	Vista Outdoor Inc.	3,735	105
*,1	Fisker Inc.	11,603	105
	Lennar Corp. Class B	1,694	104
	PriceSmart Inc.	1,645	104
*	Under Armour Inc. Class C	13,661	104
*	Central Garden & Pet Co. Class A	2,731	103
	Monro Inc.	2,218	103
*	Tenneco Inc. Class A	5,412	102
*	ODP Corp.	2,858	102
*	Stride Inc.	2,673	102
*	XPEL Inc.	1,476	101
*	Figs Inc. Class A	8,717	101
*	Madison Square Garden Entertainment Corp.	1,797	100
*	Cinemark Holdings Inc.	7,026	99
*	Allegiant Travel Co.	1,017	98
	Rent-A-Center Inc.	3,779	98
		Shares	Market Value• ($000)
	Strategic Education Inc.	1,519	98
	HNI Corp.	2,976	95
	Inter Parfums Inc.	1,187	93
*	Liberty Media Corp.- Liberty Braves Class C	3,364	92
	Century Communities Inc.	1,939	91
	Scholastic Corp.	1,982	91
*	Urban Outfitters Inc.	4,515	91
*	Knowles Corp.	5,846	89
	Laureate Education Inc. Class A	7,707	85
*	Malibu Boats Inc. Class A	1,411	85
*	Petco Health & Wellness Co. Inc. Class A	5,688	85
*	Coursera Inc.	7,380	85
*	M/I Homes Inc.	1,944	84
	Camping World Holdings Inc. Class A	2,685	81
	Dillard's Inc. Class A	266	79
	La-Z-Boy Inc.	3,001	79
*	Overstock.com Inc.	3,008	79
*	iHeartMedia Inc. Class A	8,734	77
*	Playtika Holding Corp.	7,342	77
	Sonic Automotive Inc. Class A	1,354	72
*	American Axle & Manufacturing Holdings Inc.	6,892	71
*	Clean Energy Fuels Corp.	10,608	71
*	Lions Gate Entertainment Corp. Class B	7,637	71
*	Viad Corp.	1,797	69
	Caleres Inc.	2,636	67
	Qurate Retail Inc. Series A	21,696	67
*	Udemy Inc.	4,524	67
*	Brinker International Inc.	2,685	66
*	SkyWest Inc.	3,077	66
	Dine Brands Global Inc.	954	64
*	Sleep Number Corp.	1,511	63
	Designer Brands Inc. Class A	3,632	62
*	PROG Holdings Inc.	3,287	61
*	ACV Auctions Inc. Class A	7,169	61
	Buckle Inc.	1,819	59
	Steelcase Inc. Class A	5,250	59
*,1	Bally's Corp.	2,505	59
	Franchise Group Inc.	1,700	58
*	Revolve Group Inc.	2,428	57
	Sinclair Broadcast Group Inc. Class A	2,573	57
*	G-III Apparel Group Ltd.	2,659	56
	Arko Corp.	5,892	56
*	Cars.com Inc.	4,322	55
*	Hawaiian Holdings Inc.	3,591	54
*	Imax Corp.	3,450	54
*	PowerSchool Holdings Inc. Class A	2,987	54
*	EW Scripps Co. Class A	3,573	53
	Sturm Ruger & Co. Inc.	1,015	53
	Hibbett Inc.	891	52
*,1	Bed Bath & Beyond Inc.	5,313	51
	Standard Motor Products Inc.	1,386	51
*,1	Blink Charging Co.	2,383	51
*	Vizio Holding Corp. Class A	4,744	51
	Krispy Kreme Inc.	4,346	51
*	BJ's Restaurants Inc.	2,012	50
*	Golden Entertainment Inc.	1,300	50

10

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	AMC Networks Inc. Class A	1,848	50
	Matthews International Corp. Class A	1,949	49
*	Monarch Casino & Resort Inc.	814	49
*	GoPro Inc. Class A	7,961	48
*	Green Brick Partners Inc.	1,975	48
*	MarineMax Inc.	1,308	48
*	Perdoceo Education Corp.	4,178	48
*	TravelCenters of America Inc.	892	48
*	Sun Country Airlines Holdings Inc.	2,402	48
*	Mister Car Wash Inc.	4,804	48
*	Funko Inc. Class A	2,050	46
*	Genesco Inc.	808	46
*	Lions Gate Entertainment Corp. Class A	4,543	45
*	QuinStreet Inc.	3,737	45
*	ContextLogic Inc. Class A	34,885	45
*	Thryv Holdings Inc.	1,768	45
*	Abercrombie & Fitch Co. Class A	3,086	44
	Ruth's Hospitality Group Inc.	2,432	44
*	Boston Omaha Corp. Class A	1,587	43
*	Chico's FAS Inc.	7,647	43
*	Children's Place Inc.	1,008	43
*	Clear Channel Outdoor Holdings Inc.	26,849	43
*	OneSpaWorld Holdings Ltd.	4,854	43
*	Corsair Gaming Inc.	2,808	43
	RCI Hospitality Holdings Inc.	642	42
	Smith & Wesson Brands Inc.	3,140	42
*	Frontier Group Holdings Inc.	3,293	42
	Guess? Inc.	2,326	41
	Interface Inc. Class A	3,636	41
	Winmark Corp.	197	41
*	Stagwell Inc.	5,921	40
	Big Lots Inc.	1,843	38
*	Denny's Corp.	4,043	38
	Movado Group Inc.	1,183	38
*	Tupperware Brands Corp.	3,418	38
	A-Mark Precious Metals Inc.	1,244	38
	European Wax Center Inc. Class A	1,711	37
*	Bowlero Corp.	3,165	37
	Carriage Services Inc. Class A	1,004	36
	Ethan Allen Interiors Inc.	1,505	36
*	Poshmark Inc. Class A	3,370	36
*	Cardlytics Inc.	2,612	35
*	Accel Entertainment Inc. Class A	3,741	35
	Ermenegildo Zegna NV	3,452	35
	Shoe Carnival Inc.	1,428	34
*	Stoneridge Inc.	1,813	34
*	2U Inc.	4,743	34
*,1	Vuzix Corp.	4,507	34
*	OneWater Marine Inc. Class A	854	34
		Shares	Market Value• ($000)
*	Arlo Technologies Inc.	5,486	33
*	Instructure Holdings Inc.	1,463	33
*	America's Car-Mart Inc.	398	32
*	Central Garden & Pet Co.	800	32
	Clarus Corp.	2,124	32
*	Master Craft Boat Holdings Inc.	1,340	32
*	Life Time Group Holdings Inc.	2,728	32
*	Beazer Homes USA Inc.	2,157	31
*	Liquidity Services Inc.	1,795	31
*	Stitch Fix Inc. Class A	6,173	31
*	Lovesac Co.	925	29
	Aaron's Co. Inc.	2,402	29
*	Portillo's Inc. Class A	1,328	29
*	Sportsman's Warehouse Holdings Inc.	3,203	26
*	AMMO Inc.	6,813	26
*	Gannett Co. Inc.	10,957	25
*	Kura Sushi USA Inc. Class A	319	24
*	CarParts.com Inc.	3,721	24
*	Rush Street Interactive Inc.	5,041	24
*	Motorcar Parts of America Inc.	1,559	23
	Rush Enterprises Inc. Class B	446	23
*	Chuy's Holdings Inc.	978	22
	Haverty Furniture Cos. Inc.	810	22
*	Zumiez Inc.	795	21
*	LL Flooring Holdings Inc.	2,495	20
	Global Industrial Co.	653	20
*	Holley Inc.	3,560	20
	Marcus Corp.	1,198	19
*	Allbirds Inc. Class A	4,693	19
*	Canoo Inc.	5,624	18
*	Xponential Fitness Inc. Class A	995	18
*	Rover Group Inc. Class A	4,662	18
*	Eastman Kodak Co.	3,188	17
*	Destination XL Group Inc.	3,033	17
*	Lordstown Motors Corp. Class A	7,859	17
*	Integral Ad Science Holding Corp.	2,150	17
*	Daily Journal Corp.	61	16
	Johnson Outdoors Inc. Class A	257	16
	Entravision Communications Corp. Class A	2,974	15
	Bluegreen Vacations Holding Class A	712	15
*	Wheels Up Experience Inc.	7,902	15
*	Universal Electronics Inc.	607	14
*	WW International Inc.	2,751	14
*	Latham Group Inc.	2,536	14
*	Playstudios Inc.	3,962	14
	Kimball International Inc. Class B	1,654	13
*	Dream Finders Homes Inc. Class A	1,077	13
*	Snap One Holdings Corp.	1,146	13
[1]	Big 5 Sporting Goods Corp.	1,010	12
*	Inspired Entertainment Inc.	1,134	12
*	Cenntro Electric Group Ltd.	9,197	12
	Cato Corp. Class A	1,059	11

11

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	Lindblad Expeditions Holdings Inc.	1,482	11
*	1-800-Flowers.com Inc. Class A	1,294	11
*	Party City Holdco Inc.	5,358	11
*	Universal Technical Institute Inc.	1,632	11
*	RumbleON Inc. Class B	514	11
	Build-A-Bear Workshop Inc.	719	11
*	Full House Resorts Inc.	1,583	11
	Alta Equipment Group Inc.	969	11
*	Rent the Runway Inc. Class A	2,484	11
*	Sweetgreen Inc. Class A	671	11
*	Century Casinos Inc.	1,377	10
*	Container Store Group Inc.	1,541	10
*	Fossil Group Inc.	2,433	10
*	Hovnanian Enterprises Inc. Class A	249	10
*	Lands' End Inc.	694	10
[1]	Weber Inc. Class A	1,445	10
*	Focus Universal Inc.	888	10
*	American Public Education Inc.	912	9
*	Citi Trends Inc.	438	9
*	Conn's Inc.	928	9
*	Cumulus Media Inc. Class A	916	9
*	El Pollo Loco Holdings Inc.	948	9
*	Noodles & Co. Class A	1,968	9
*	Neogames SA	542	9
*	BARK Inc.	3,832	9
*	First Watch Restaurant Group Inc.	541	9
*	Quotient Technology Inc.	4,462	8
*	RealReal Inc.	3,816	8
	Tilly's Inc. Class A	1,108	8
	Weyco Group Inc.	309	8
*	Purple Innovation Inc. Class A	2,705	8
*	Selectquote Inc.	6,909	8
*	Aterian Inc.	3,341	8
*	Ondas Holdings Inc.	1,729	8
*	Nerdy Inc.	2,741	8
*	Vacasa Inc.	2,114	8
*	Sonder Holdings Inc.	4,337	8
*	Duluth Holdings Inc. Class B	760	7
	Rocky Brands Inc.	282	7
	Tile Shop Holdings Inc.	1,892	7
*	ONE Group Hospitality Inc.	983	7
*	ThredUP Inc. Class A	2,931	7
*	StoneMor Inc.	2,084	7
*	Outbrain Inc.	1,473	7
*	Reservoir Media Inc.	1,024	7
	Superior Group of Cos. Inc.	500	6
*	Turtle Beach Corp.	677	6
*	F45 Training Holdings Inc.	2,210	6
*	Faraday Future Intelligent Electric Inc.	4,984	6
*	Biglari Holdings Inc. Class B	37	5
*	Express Inc.	3,256	5
	Lifetime Brands Inc.	528	5
*	Urban One Inc.	1,235	5
*	Gambling.com Group Ltd.	588	5
*	Legacy Housing Corp.	255	4
	Marine Products Corp.	357	4
		Shares	Market Value• ($000)
	JOANN Inc.	585	4
*	Landsea Homes Corp.	645	4
*	Bird Global Inc.	10,554	4
*	Audacy Inc. Class A	5,246	3
*	Torrid Holdings Inc.	617	3
*	Traeger Inc.	1,061	3
*	Lulu's Fashion Lounge Holdings Inc.	487	3
*	Solo Brands Inc. Class A	552	2
	NL Industries Inc.	169	1
*	aka Brands Holding Corp.	601	1
			393,070
Consumer Staples (5.5%)
	Procter & Gamble Co.	160,953	22,202
	Coca-Cola Co.	262,845	16,220
	PepsiCo Inc.	93,051	16,030
	Philip Morris International Inc.	104,461	9,975
	CVS Health Corp.	88,318	8,668
	Mondelez International Inc. Class A	92,886	5,746
	Altria Group Inc.	122,201	5,514
	Colgate-Palmolive Co.	55,603	4,349
	McKesson Corp.	9,753	3,579
	Archer-Daniels-Midland Co.	37,754	3,318
	General Mills Inc.	40,500	3,110
	Corteva Inc.	48,751	2,995
	Kimberly-Clark Corp.	22,672	2,891
	Sysco Corp.	34,198	2,812
	Constellation Brands Inc. Class A	10,430	2,566
*	Monster Beverage Corp.	25,098	2,229
	Hershey Co.	9,790	2,199
	Keurig Dr Pepper Inc.	57,691	2,199
	Kroger Co.	44,223	2,120
	Kraft Heinz Co.	47,175	1,764
	Walgreens Boots Alliance Inc.	48,324	1,694
	AmerisourceBergen Corp. Class A	10,000	1,466
	Tyson Foods Inc. Class A	19,138	1,443
	McCormick & Co. Inc.	16,937	1,424
	Church & Dwight Co. Inc.	16,384	1,371
	Kellogg Co.	17,010	1,237
	Clorox Co.	8,347	1,205
	Conagra Brands Inc.	31,676	1,089
	J M Smucker Co.	7,069	990
	Hormel Foods Corp.	19,388	975
	Bunge Ltd.	9,448	937
	Brown-Forman Corp. Class B	12,404	902
*	Darling Ingredients Inc.	10,787	820
	Lamb Weston Holdings Inc.	9,661	768
	Campbell Soup Co.	12,943	652
	Molson Coors Beverage Co. Class B	11,826	611
	Casey's General Stores Inc.	2,484	531
*	Performance Food Group Co.	10,260	513
*	US Foods Holding Corp	15,038	460
	Ingredion Inc.	4,449	387
*	Celsius Holdings Inc.	3,696	382
	Flowers Foods Inc.	12,712	347
*	Post Holdings Inc.	3,773	335
	Albertsons Cos. Inc. Class A	11,046	304

12

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	Grocery Outlet Holding Corp.	5,944	238
	Lancaster Colony Corp.	1,333	225
*	Boston Beer Co. Inc. Class A	659	222
*	Hostess Brands Inc. Class A	9,496	220
*	Sprouts Farmers Market Inc.	7,605	220
	Brown-Forman Corp. Class A	3,101	219
*	BellRing Brands Inc.	8,993	213
*	Simply Good Foods Co.	6,283	192
	Spectrum Brands Holdings Inc.	2,806	177
	WD-40 Co.	922	174
*	Herbalife Nutrition Ltd.	6,464	169
*	United Natural Foods Inc.	3,802	168
*	TreeHouse Foods Inc.	3,432	160
	J & J Snack Foods Corp.	1,058	158
	Coca-Cola Consolidated Inc.	316	150
	Edgewell Personal Care Co.	3,722	145
	Primo Water Corp.	10,789	142
	Nu Skin Enterprises Inc. Class A	3,322	136
*	Freshpet Inc.	3,032	132
	Cal-Maine Foods Inc.	2,451	131
	Energizer Holdings Inc.	4,620	130
	Reynolds Consumer Products Inc.	4,429	124
*	Olaplex Holdings Inc.	8,006	107
	MGP Ingredients Inc.	945	103
*,1	Beyond Meat Inc.	4,118	100
*	Hain Celestial Group Inc.	4,899	99
	B&G Foods Inc.	4,506	98
	Vector Group Ltd.	9,644	94
	Weis Markets Inc.	1,192	93
	Medifast Inc.	732	92
*	Pilgrim's Pride Corp.	3,147	90
	Ingles Markets Inc. Class A	987	86
	Universal Corp.	1,687	86
	Andersons Inc.	2,233	83
	National Beverage Corp.	1,442	80
*	Chefs' Warehouse Inc.	2,329	78
*	Beauty Health Co.	6,762	78
*	Veru Inc.	4,660	71
	Seaboard Corp.	18	70
	Utz Brands Inc.	4,067	68
	SpartanNash Co.	2,152	65
*	SunOpta Inc.	6,128	61
	Fresh Del Monte Produce Inc.	2,046	56
	John B Sanfilippo & Son Inc.	665	54
*	Mission Produce Inc.	3,184	51
*	USANA Health Sciences Inc.	696	45
*	Benson Hill Inc.	12,664	45
	Calavo Growers Inc.	1,048	44
*	Duckhorn Portfolio Inc.	2,394	44
	ACCO Brands Corp.	7,257	43
	PetMed Express Inc.	1,610	33
*	Sovos Brands Inc.	2,144	33
*	Rite Aid Corp.	4,271	31
*	Vital Farms Inc.	2,396	31
	Tootsie Roll Industries Inc.	786	28
		Shares	Market Value• ($000)
*	Seneca Foods Corp. Class A	476	25
	Turning Point Brands Inc.	1,062	25
*	Vita Coco Co. Inc.	1,405	21
*	Honest Co. Inc.	5,172	19
*	Tattooed Chef Inc.	2,273	15
*	GrowGeneration Corp.	2,934	14
*	BRC Inc. Class A	1,289	13
*	Landec Corp.	1,164	12
	Alico Inc.	325	11
*	22nd Century Group Inc.	7,305	10
*	Vintage Wine Estates Inc.	1,643	10
*	HF Foods Group Inc.	1,690	9
*	Whole Earth Brands Inc.	1,819	9
*	AppHarvest Inc.	3,250	9
	Village Super Market Inc. Class A	353	8
	Natural Grocers by Vitamin Cottage Inc.	516	7
*	Nature's Sunshine Products Inc.	687	7
*	PLBY Group Inc.	1,450	7
*	Local Bounti Corp.	1,721	6
			147,651
Energy (5.0%)
	Exxon Mobil Corp.	283,982	27,146
	Chevron Corp.	132,389	20,925
	ConocoPhillips	87,181	9,542
	EOG Resources Inc.	39,460	4,787
	Pioneer Natural Resources Co.	16,223	4,108
	Occidental Petroleum Corp.	55,095	3,912
	Marathon Petroleum Corp.	36,339	3,661
	Schlumberger NV	95,280	3,635
	Valero Energy Corp.	27,435	3,213
	Devon Energy Corp.	44,252	3,125
	Phillips 66	32,432	2,901
	Williams Cos. Inc.	82,009	2,791
	Cheniere Energy Inc.	17,078	2,736
*	Enphase Energy Inc.	8,811	2,524
	Kinder Morgan Inc.	133,792	2,451
	Hess Corp.	19,002	2,295
	ONEOK Inc.	29,964	1,835
	Halliburton Co.	60,683	1,828
	Coterra Energy Inc.	53,589	1,656
	Diamondback Energy Inc.	11,941	1,591
	Baker Hughes Co. Class A	62,564	1,580
	Marathon Oil Corp.	47,396	1,213
	EQT Corp.	24,829	1,187
	Targa Resources Corp.	15,207	1,038
*	Plug Power Inc.	35,009	982
	Ovintiv Inc. (XNYS)	17,381	924
*	First Solar Inc.	7,153	912
	APA Corp.	22,582	883
	Chesapeake Energy Corp.	8,591	863
*	Antero Resources Corp.	19,780	793
	Texas Pacific Land Corp.	389	716
*	Range Resources Corp.	17,730	583
*	Southwestern Energy Co.	75,103	563
	HF Sinclair Corp.	10,108	532
	NOV Inc.	26,571	470
	Matador Resources Co.	7,537	449
	PDC Energy Inc.	6,376	433
	Chord Energy Corp.	2,872	407
	Murphy Oil Corp.	9,975	389
	DTE Midstream LLC	6,549	362
	SM Energy Co.	8,186	361

13

Russell 3000 Index Fund
		Shares	Market Value• ($000)
	Civitas Resources Inc.	5,016	337
	ChampionX Corp.	14,051	306
*	Denbury Inc.	3,430	305
	Helmerich & Payne Inc.	7,035	301
	Magnolia Oil & Gas Corp. Class A	11,037	263
	Equitrans Midstream Corp.	28,251	262
	California Resources Corp.	5,246	262
*	CNX Resources Corp.	13,368	236
	Antero Midstream Corp.	22,344	225
*	PBF Energy Inc. Class A	6,566	224
*	ChargePoint Holdings Inc.	13,673	222
	Patterson-UTI Energy Inc.	14,776	220
*	Kosmos Energy Ltd.	30,889	218
*	Array Technologies Inc.	9,962	208
*	Valaris Ltd.	3,975	203
*	Peabody Energy Corp.	8,058	199
*	Shoals Technologies Group Inc. Class A	7,395	195
	Alpha Metallurgical Resources Inc.	1,238	195
	Arcosa Inc.	3,290	192
*	Golar LNG Ltd.	6,680	182
	New Fortress Energy Inc. Class A	3,155	181
	Continental Resources Inc.	2,395	167
	Cactus Inc. Class A	4,074	163
	CONSOL Energy Inc.	2,257	162
*	Stem Inc.	9,897	156
*	Ameresco Inc. Class A	2,165	149
	Arch Resources Inc.	996	145
*	Liberty Energy Inc. Class A	9,256	139
	Enviva Inc.	1,964	137
*	SunPower Corp.	5,677	136
*	Tellurian Inc.	33,907	136
	Northern Oil and Gas Inc.	4,286	136
*	Weatherford International plc	4,787	135
*	Callon Petroleum Co.	3,113	132
	Delek US Holdings Inc.	4,616	130
*	Green Plains Inc.	3,475	127
*	Comstock Resources Inc.	6,166	121
*	Centennial Resource Development Inc. Class A	13,837	114
	Warrior Met Coal Inc.	3,414	111
	World Fuel Services Corp.	4,159	107
*	NexTier Oilfield Solutions Inc.	11,469	107
	Brigham Minerals Inc. Class A	3,579	106
*	FuelCell Energy Inc.	25,207	106
*	Talos Energy Inc.	4,626	96
*	NOW Inc.	7,498	91
*	Laredo Petroleum Inc.	1,141	89
*	Nabors Industries Ltd. (XNYS)	640	85
*	Montauk Renewables Inc.	4,296	76
*	Gulfport Energy Corp.	723	71
*	Noble Corp.	2,288	69
*	Expro Group Holdings NV	4,912	66
*	Par Pacific Holdings Inc.	3,388	64
	Archrock Inc.	8,120	60
	CVR Energy Inc.	1,839	60
*	TPI Composites Inc.	3,154	59
	Ranger Oil Corp. Class A	1,437	56
*	Oceaneering International Inc.	6,093	54
		Shares	Market Value• ($000)
*	Tidewater Inc.	2,386	53
	Berry Corp.	5,666	52
*	ProPetro Holding Corp.	5,528	51
*	Bristow Group Inc.	1,775	51
*	Diamond Offshore Drilling Inc.	7,152	51
*	Fluence Energy Inc.	2,515	50
*	Dril-Quip Inc.	2,158	48
*	MRC Global Inc.	4,972	48
*	SandRidge Energy Inc.	2,266	48
*,1	EVgo Inc.	5,085	48
*	Earthstone Energy Inc. Class A	3,116	47
*	W&T Offshore Inc.	7,294	47
*	Gevo Inc.	14,728	46
*	Helix Energy Solutions Group Inc.	10,651	46
	RPC Inc.	5,713	45
*	Centrus Energy Corp. Class A	874	44
	Kinetik Holdings Inc.	1,169	43
	SunCoke Energy Inc.	5,857	39
	Crescent Energy Inc. Class A	2,258	39
*	Borr Drilling Ltd.	9,763	39
*	Select Energy Services Inc. Class A	5,314	38
*	REX American Resources Corp.	1,227	37
*	TETRA Technologies Inc.	9,139	36
*	SilverBow Resources Inc.	884	35
*	DMC Global Inc.	1,489	33
*	Solid Power Inc.	2,841	19
*	ESS Tech Inc.	4,038	18
	Solaris Oilfield Infrastructure Inc. Class A	1,597	17
	Sitio Royalties Corp.	684	17
*	Oil States International Inc.	3,074	15
	VAALCO Energy Inc.	2,922	15
*	Aemetis Inc.	1,528	14
*	Ring Energy Inc.	4,366	14
*	National Energy Services Reunited Corp.	1,953	14
*	Amplify Energy Corp.	1,796	13
	Riley Exploration Permian Inc.	521	13
*	Volta Inc.	6,132	13
*	Newpark Resources Inc.	4,289	12
	Ramaco Resources Inc.	1,120	12
*	NextDecade Corp.	1,561	12
	NACCO Industries Inc. Class A	206	9
*	FTC Solar Inc.	2,141	9
	HighPeak Energy Inc.	323	8
*	Energy Vault Holdings Inc.	1,270	7
*	Empire Petroleum Corp.	399	6
*	ProFrac Holding Corp. Class A	266	5
*	Nabors Industries Ltd. Warrants Exp. 6/11/26	126	4
*	Heliogen Inc.	1,782	4
			132,540
Financials (11.2%)
*	Berkshire Hathaway Inc. Class B	121,453	34,104
	JPMorgan Chase & Co.	196,435	22,341

14

Russell 3000 Index Fund
		Shares	Market Value• ($000)
	Bank of America Corp.	472,845	15,892
	Wells Fargo & Co.	255,407	11,164
	S&P Global Inc.	22,873	8,055
	Goldman Sachs Group Inc.	22,367	7,441
	Morgan Stanley	85,904	7,321
	Charles Schwab Corp.	102,430	7,267
	BlackRock Inc.	10,111	6,738
	Citigroup Inc.	132,756	6,480
	Marsh & McLennan Cos. Inc.	33,709	5,440
	Chubb Ltd.	28,327	5,355
	Progressive Corp.	39,378	4,830
	CME Group Inc.	24,168	4,728
	Blackstone Inc.	47,169	4,431
	PNC Financial Services Group Inc.	27,765	4,387
	Truist Financial Corp.	89,479	4,191
	US Bancorp	90,314	4,119
	Aon plc Class A (XNYS)	14,159	3,954
	Intercontinental Exchange Inc.	37,186	3,750
	Moody's Corp.	10,764	3,063
	MetLife Inc.	46,018	2,960
	American International Group Inc.	53,261	2,756
	Travelers Cos. Inc.	16,143	2,609
	Aflac Inc.	42,870	2,547
	Arthur J Gallagher & Co.	14,015	2,545
	Prudential Financial Inc.	25,300	2,422
	MSCI Inc. Class A	5,312	2,386
	Allstate Corp.	18,522	2,232
	M&T Bank Corp.	12,037	2,188
	Bank of New York Mellon Corp.	49,538	2,057
	Ameriprise Financial Inc.	7,374	1,976
	KKR & Co. Inc.	38,624	1,953
	Discover Financial Services	18,942	1,903
	First Republic Bank	12,032	1,827
	T Rowe Price Group Inc.	15,108	1,813
	Apollo Global Management Inc.	31,141	1,731
	State Street Corp.	24,782	1,694
*	SVB Financial Group	3,964	1,611
	Fifth Third Bancorp	46,042	1,572
	Willis Towers Watson plc	7,480	1,547
	Hartford Financial Services Group Inc.	22,154	1,425
	Nasdaq Inc.	23,104	1,375
	Raymond James Financial Inc.	13,092	1,366
	Regions Financial Corp.	63,054	1,366
	Broadridge Financial Solutions Inc.	7,860	1,345
	Northern Trust Corp.	13,868	1,319
	Huntington Bancshares Inc.	96,932	1,299
	Principal Financial Group Inc.	16,721	1,250
	Citizens Financial Group Inc.	33,091	1,214
	LPL Financial Holdings Inc.	5,352	1,185
*	Arch Capital Group Ltd.	24,116	1,103
	FactSet Research Systems Inc.	2,543	1,102
	KeyCorp	62,217	1,101
*	Markel Corp.	908	1,084
	Cincinnati Financial Corp.	10,634	1,031
	Brown & Brown Inc.	15,891	1,002
		Shares	Market Value• ($000)
	W R Berkley Corp.	13,817	895
	Cboe Global Markets Inc.	7,131	841
	First Horizon Corp.	34,995	792
	Ares Management Corp. Class A	10,300	764
	Equitable Holdings Inc.	25,548	760
	Loews Corp.	13,376	740
	Signature Bank	4,173	728
	Ally Financial Inc.	21,748	722
*	Alleghany Corp.	857	721
	Comerica Inc.	8,771	704
	Everest Re Group Ltd.	2,606	701
	Fidelity National Financial Inc.	17,851	698
*,1	Coinbase Global Inc. Class A	10,449	698
	Annaly Capital Management Inc.	108,039	697
	East West Bancorp Inc.	9,508	686
	First Citizens BancShares Inc. Class A	817	663
	MarketAxess Holdings Inc.	2,511	624
	Globe Life Inc.	6,058	589
	Assurant Inc.	3,631	575
	American Financial Group Inc.	4,498	574
	Webster Financial Corp.	12,101	569
	Reinsurance Group of America Inc.	4,517	566
	Zions Bancorp NA	10,020	551
	Western Alliance Bancorp	7,147	548
	Lincoln National Corp.	11,605	535
	Unum Group	13,542	513
	Cullen/Frost Bankers Inc.	3,916	509
	Tradeweb Markets Inc. Class A	7,308	509
	Franklin Resources Inc.	19,078	497
	Commerce Bancshares Inc.	7,182	494
	Jefferies Financial Group Inc.	14,109	453
	Starwood Property Trust Inc.	19,744	453
	Carlyle Group Inc.	13,921	453
	AGNC Investment Corp.	36,556	437
	Voya Financial Inc.	6,874	423
	Prosperity Bancshares Inc.	5,868	416
	Stifel Financial Corp.	6,958	413
	Invesco Ltd.	25,047	413
	Old Republic International Corp.	18,826	411
	Pinnacle Financial Partners Inc.	5,049	408
	RenaissanceRe Holdings Ltd.	2,982	403
	SouthState Corp.	5,015	391
	Synovus Financial Corp.	9,725	391
	Morningstar Inc.	1,707	389
	Interactive Brokers Group Inc. Class A	6,291	387
	Glacier Bancorp Inc.	7,575	384
	Popular Inc.	4,950	382
	First American Financial Corp.	6,988	374
	Kinsale Capital Group Inc.	1,467	372
	Erie Indemnity Co. Class A	1,711	368
	First Financial Bankshares Inc.	8,654	368

15

Russell 3000 Index Fund
		Shares	Market Value• ($000)
	SEI Investments Co.	6,714	367
*	Robinhood Markets Inc. Class A	38,051	363
	Wintrust Financial Corp.	4,032	340
	Valley National Bancorp	29,001	337
	Primerica Inc.	2,619	332
	Affiliated Managers Group Inc.	2,594	330
	Old National Bancorp	19,753	330
	Blackstone Mortgage Trust Inc. Class A	11,283	327
	United Bankshares Inc.	8,796	326
	Selective Insurance Group Inc.	4,074	324
	Bank OZK	7,953	322
*	SoFi Technologies Inc.	54,421	322
	Cadence Bank	12,448	317
	New York Community Bancorp Inc.	31,341	307
	Hanover Insurance Group Inc.	2,338	303
	Blue Owl Capital Inc. Class A	26,680	296
	FNB Corp.	24,736	295
	Home BancShares Inc.	12,495	294
	MGIC Investment Corp.	20,342	291
	Hancock Whitney Corp.	6,008	290
	RLI Corp.	2,594	285
	Axis Capital Holdings Ltd.	5,365	285
	Essent Group Ltd.	7,137	285
	SLM Corp.	18,586	284
	OneMain Holdings Inc.	8,059	282
	ServisFirst Bancshares Inc.	3,289	277
	White Mountains Insurance Group Ltd.	202	277
	Houlihan Lokey Inc. Class A	3,490	274
	Rithm Capital Corp.	28,079	265
	UMB Financial Corp.	2,939	263
	Independent Bank Corp. (XNGS)	3,265	255
	Umpqua Holdings Corp.	14,370	255
	First Interstate BancSystem Inc. Class A	6,199	250
	Radian Group Inc.	11,666	246
*	Credit Acceptance Corp.	460	245
	Evercore Inc. Class A	2,620	245
*	Brighthouse Financial Inc.	5,047	240
	Lazard Ltd. Class A	6,609	240
	CVB Financial Corp.	8,993	236
	United Community Banks Inc.	7,015	235
	First Hawaiian Inc.	9,091	234
*	Ryan Specialty Holdings Inc.	5,517	234
	Community Bank System Inc.	3,471	227
	Assured Guaranty Ltd.	4,283	219
	Eastern Bankshares Inc.	11,239	218
	Janus Henderson Group plc	9,245	216
	PacWest Bancorp	8,173	215
	Associated Banc-Corp.	10,626	213
	Walker & Dunlop Inc.	2,120	213
	Pacific Premier Bancorp Inc.	6,475	212
	WSFS Financial Corp.	4,387	212
		Shares	Market Value• ($000)
*	Texas Capital Bancshares Inc.	3,531	208
	Ameris Bancorp	4,419	206
	Federated Hermes Inc.	6,042	206
	BankUnited Inc.	5,536	205
*	Mr Cooper Group Inc.	4,846	205
	American Equity Investment Life Holding Co.	5,356	204
	Bank of Hawaii Corp.	2,605	203
	Kemper Corp.	4,343	200
	Cathay General Bancorp	4,746	199
	FirstCash Holdings Inc.	2,534	198
	First BanCorp. (XNYS)	13,572	194
*	Silvergate Capital Corp. Class A	2,133	194
	Simmons First National Corp. Class A	8,180	193
*	Trupanion Inc.	2,707	191
	Moelis & Co. Class A	4,411	184
	Fulton Financial Corp.	10,910	177
	Independent Bank Group Inc.	2,549	172
	Atlantic Union Bankshares Corp.	5,224	170
	BOK Financial Corp.	1,902	169
*	Enstar Group Ltd.	888	168
	Hamilton Lane Inc. Class A	2,387	166
*	Axos Financial Inc.	3,903	163
	Columbia Banking System Inc.	5,428	163
	Jackson Financial Inc. Class A	5,175	162
	International Bancshares Corp.	3,822	160
	First Merchants Corp.	3,983	159
	Arbor Realty Trust Inc.	10,047	151
	CNO Financial Group Inc.	8,070	149
	Banner Corp.	2,428	148
*	Focus Financial Partners Inc. Class A	3,771	148
*	Genworth Financial Inc. Class A	35,146	148
	Virtu Financial Inc. Class A	6,389	147
	Chimera Investment Corp.	16,740	142
	WesBanco Inc.	4,134	141
	BancFirst Corp.	1,295	140
	Washington Federal Inc.	4,363	140
	Seacoast Banking Corp. of Florida	4,309	139
	Flagstar Bancorp Inc.	3,574	138
	Heartland Financial USA Inc.	3,094	138
	Trustmark Corp.	4,203	133
	Artisan Partners Asset Management Inc. Class A	3,924	132
	First Financial Bancorp	6,097	132
	Stock Yards Bancorp Inc.	1,995	132
	Lakeland Financial Corp.	1,737	131
*	Palomar Holdings Inc.	1,644	130
	Cohen & Steers Inc.	1,777	127
	Piper Sandler Cos.	1,100	126
*,1	Upstart Holdings Inc.	4,877	126
	Park National Corp.	948	125
	Towne Bank	4,353	124
	Provident Financial Services Inc.	5,263	122

16

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	BRP Group Inc. Class A	3,872	122
	Hope Bancorp Inc.	8,229	119
	Two Harbors Investment Corp.	24,327	118
	Renasant Corp.	3,523	117
*	NMI Holdings Inc. Class A	5,621	115
	Navient Corp.	7,396	114
	Northwest Bancshares Inc.	8,134	114
	Veritex Holdings Inc.	3,773	114
	Bank of NT Butterfield & Son Ltd.	3,473	113
	Sandy Spring Bancorp Inc.	2,912	112
	PJT Partners Inc. Class A	1,589	110
	Eagle Bancorp Inc.	2,256	109
	Hilltop Holdings Inc.	4,047	107
*	Cannae Holdings Inc.	4,911	106
	Enterprise Financial Services Corp.	2,310	106
	Horace Mann Educators Corp.	2,959	106
*	StoneX Group Inc.	1,146	106
	Apollo Commercial Real Estate Finance Inc.	9,014	105
	NBT Bancorp Inc.	2,708	105
	Claros Mortgage Trust Inc.	6,110	104
	PennyMac Financial Services Inc.	1,919	102
	TriCo Bancshares	2,112	100
*	Triumph Bancorp Inc.	1,584	98
	Westamerica BanCorp.	1,748	98
	StepStone Group Inc. Class A	3,593	98
*	PRA Group Inc.	2,624	97
	FB Financial Corp.	2,350	93
	PennyMac Mortgage Investment Trust	6,239	93
*	Bancorp Inc.	3,896	92
	BGC Partners Inc. Class A	22,530	91
	Employers Holdings Inc.	2,319	91
	Capitol Federal Financial Inc.	9,905	90
	Berkshire Hills Bancorp Inc.	3,149	89
	OFG Bancorp	3,241	88
	First Bancorp (XNGS)	2,385	87
*	Encore Capital Group Inc.	1,580	86
*	LendingClub Corp.	6,607	86
	ProAssurance Corp.	3,950	85
	Compass Diversified Holdings	4,092	85
	Ladder Capital Corp. Class A	7,592	84
	Live Oak Bancshares Inc.	2,313	84
	Nelnet Inc. Class A	999	84
	Safety Insurance Group Inc.	930	84
	First Commonwealth Financial Corp.	6,154	83
	Stewart Information Services Corp.	1,643	83
	Virtus Investment Partners Inc.	435	83
*	Enova International Inc.	2,285	80
*,1	Marathon Digital Holdings Inc.	6,776	80
	First Busey Corp.	3,441	79
	Dime Community Bancshares Inc.	2,490	78
	S&T Bancorp Inc.	2,611	77
		Shares	Market Value• ($000)
	City Holding Co.	887	75
	New York Mortgage Trust Inc.	26,428	74
*	Customers Bancorp Inc.	2,068	72
*	Goosehead Insurance Inc. Class A	1,366	71
	Tompkins Financial Corp.	992	71
*	Lemonade Inc.	3,197	71
	Pathward Financial Inc.	2,112	70
*	MoneyGram International Inc.	6,792	70
	National Bank Holdings Corp. Class A	1,751	70
	Redwood Trust Inc.	9,043	70
	Preferred Bank	1,010	69
	Southside Bancshares Inc.	1,819	69
	OceanFirst Financial Corp.	3,504	68
	CNA Financial Corp.	1,743	67
	MFA Financial Inc. REIT	6,103	67
	Cowen Inc. Class A	1,728	66
	German American Bancorp Inc.	1,719	65
	Franklin BSP Realty Trust Inc. REIT	5,010	65
	Lakeland Bancorp Inc.	3,906	64
	B Riley Financial Inc.	1,271	63
	KKR Real Estate Finance Trust Inc.	3,225	62
	Origin Bancorp Inc.	1,526	62
	QCR Holdings Inc.	1,111	62
*	Open Lending Corp. Class A	6,419	62
	CBL & Associates Properties Inc.	2,156	62
	Federal Agricultural Mortgage Corp. Class C	556	61
	Horizon Bancorp Inc.	3,241	61
	Northfield Bancorp Inc.	4,118	61
	Ready Capital Corp.	4,626	61
	Premier Financial Corp.	2,250	61
*	Blucora Inc.	2,987	60
	Washington Trust Bancorp Inc.	1,175	60
	Enact Holdings Inc.	2,371	60
	ConnectOne Bancorp Inc.	2,345	59
	First Foundation Inc.	3,132	59
	Granite Point Mortgage Trust Inc.	6,278	59
	Brightspire Capital Inc. Class A	6,976	59
	AMERISAFE Inc.	1,209	58
	Banc of California Inc.	3,383	57
	Brookline Bancorp Inc.	4,565	57
	HarborOne Bancorp Inc.	4,214	57
*	Nicolet Bankshares Inc.	738	57
	First Mid Bancshares Inc.	1,576	56
	Heritage Financial Corp.	2,143	56
	Rocket Cos. Inc. Class A	7,136	56
	iStar Inc.	3,971	55
*	Oscar Health Inc. Class A	8,227	55
	Peoples Bancorp Inc.	1,811	54
	Hanmi Financial Corp.	2,136	53
	James River Group Holdings Ltd.	2,246	53
	Allegiance Bancshares Inc.	1,230	52
	Mercury General Corp.	1,632	52
	WisdomTree Investments Inc.	10,402	52

17

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	Ambac Financial Group Inc.	3,383	51
	Community Trust Bancorp Inc.	1,201	51
	1st Source Corp.	1,080	51
*	Riot Blockchain Inc.	7,149	51
	Broadmark Realty Capital Inc.	7,735	50
	Ellington Financial Inc.	3,366	49
	First Bancorp Inc. (XNMS)	1,640	49
	Camden National Corp.	1,064	48
	Peapack-Gladstone Financial Corp.	1,438	48
	ARMOUR Residential REIT Inc.	6,666	47
	Brookfield Business Corp. Class A	1,932	47
*	Columbia Financial Inc.	2,175	46
*	Metropolitan Bank Holding Corp.	646	46
	Midland States Bancorp Inc.	1,815	46
	TFS Financial Corp.	3,251	46
	Univest Financial Corp.	1,853	46
	Bank First Corp.	553	45
	Flushing Financial Corp.	2,185	45
	Kearny Financial Corp.	3,943	45
	TrustCo Bank Corp. NY	1,353	45
	Amerant Bancorp Inc.	1,695	44
	First Community Bankshares Inc.	1,402	44
	Old Second Bancorp Inc.	3,237	44
	TPG RE Finance Trust Inc.	4,738	44
*	CrossFirst Bankshares Inc.	3,318	44
	Cambridge Bancorp	528	43
	Heritage Commerce Corp.	3,831	43
	HomeStreet Inc.	1,165	41
	Brightsphere Investment Group Inc.	2,374	41
	Mid Penn Bancorp Inc.	1,406	41
	First Financial Corp.	865	40
	United Fire Group Inc.	1,362	40
	Invesco Mortgage Capital REIT	2,506	40
	Byline Bancorp Inc.	1,799	39
*	MBIA Inc.	3,324	39
	Central Pacific Financial Corp.	1,744	38
*	World Acceptance Corp.	324	38
	Dynex Capital Inc.	2,379	37
	Southern Missouri Bancorp Inc.	705	37
	Argo Group International Holdings Ltd.	1,901	37
	Hingham Institution for Savings	119	35
	Victory Capital Holdings Inc. Class A	1,325	35
*	SiriusPoint Ltd.	7,816	35
	Business First Bancshares Inc.	1,460	34
	CNB Financial Corp.	1,305	34
	Diamond Hill Investment Group Inc.	198	34
	Farmers National Banc Corp.	2,219	32
	Capstar Financial Holdings Inc.	1,601	32
*	Coastal Financial Corp.	801	32
		Shares	Market Value• ($000)
	Great Southern Bancorp Inc.	519	31
	SmartFinancial Inc.	1,222	31
	Bar Harbor Bankshares	1,058	30
	CBTX Inc.	1,003	30
	Capital City Bank Group Inc.	954	30
	MVB Financial Corp.	926	30
	GCM Grosvenor Inc. Class A	3,874	30
	Arrow Financial Corp.	897	29
	Financial Institutions Inc.	1,084	28
	HomeTrust Bancshares Inc.	1,202	28
	Enterprise Bancorp Inc.	840	27
	HCI Group Inc.	555	27
	Mercantile Bank Corp.	805	27
*	Southern First Bancshares Inc.	624	27
	Equity Bancshares Inc. Class A	823	26
	Summit Financial Group Inc.	896	26
	Tiptree Inc.	2,159	26
	Bank of Marin Bancorp	799	25
*	EZCorp. Inc. Class A	2,851	25
	First Internet Bancorp	673	25
	Peoples Financial Services Corp.	513	25
	AFC Gamma Inc.	1,451	25
	Civista Bancshares Inc.	1,128	24
	National Western Life Group Inc. Class A	124	24
	Regional Management Corp.	668	23
*	Carter Bankshares Inc.	1,413	23
*	LendingTree Inc.	711	22
	MidWestOne Financial Group Inc.	705	22
	PCSB Financial Corp.	1,205	22
	West BanCorp. Inc.	913	22
	Sculptor Capital Management Inc. Class A	2,360	22
*	Assetmark Financial Holdings Inc.	1,106	21
	Independent Bank Corp.	1,025	21
	Banco Latinoamericano de Comercio Exterior SA Class E	1,407	21
	First of Long Island Corp.	1,104	20
	Merchants Bancorp	759	20
	Alerus Financial Corp.	849	20
	American National Bankshares Inc.	576	19
	Republic Bancorp Inc. Class A	456	19
	Metrocity Bankshares Inc.	964	19
*	Professional Holding Corp. Class A	665	19
	Amalgamated Financial Corp.	834	19
*	Bridgewater Bancshares Inc.	1,055	18
	Citizens & Northern Corp.	756	18
	RBB Bancorp	802	18
	Farmers & Merchants Bancorp Inc.	609	17
	Shore Bancshares Inc.	887	17

18

Russell 3000 Index Fund
		Shares	Market Value• ($000)
	Waterstone Financial Inc.	989	17
	Primis Financial Corp.	1,278	17
[1]	UWM Holdings Corp.	4,739	17
	Perella Weinberg Partners Class A	2,352	17
	Oppenheimer Holdings Inc. Class A	448	16
	Universal Insurance Holdings Inc.	1,309	16
	Five Star Bancorp	620	16
	ACNB Corp.	426	15
*	Blue Foundry Bancorp	1,317	15
	First Bancorp Inc. (XNGS)	471	14
	First Bank	943	14
	First Business Financial Services Inc.	409	14
	Home Bancorp Inc.	353	14
	Sierra Bancorp	663	14
	John Marshall Bancorp Inc.	567	14
	BCB Bancorp Inc.	736	13
	Guaranty Bancshares Inc.	382	13
	Northeast Bank	344	13
	Orrstown Financial Services Inc.	486	13
	Macatawa Bank Corp.	1,351	13
	Esquire Financial Holdings Inc.	354	13
	BayCom Corp.	639	12
	Donegal Group Inc. Class A	840	12
*	FVCBankcorp Inc.	608	12
	Luther Burbank Corp.	902	12
	Capital Bancorp Inc.	468	12
	South Plains Financial Inc.	453	12
	Colony Bankcorp Inc.	832	12
	Blue Ridge Bankshares Inc.	839	12
*	Hippo Holdings Inc.	12,760	12
*	Third Coast Bancshares Inc.	642	12
	PCB Bancorp	605	11
	Parke Bancorp Inc.	518	11
*	First Western Financial Inc.	405	11
	Provident Bancorp Inc.	763	11
	Unity Bancorp Inc.	361	10
	Manning & Napier Inc.	787	10
	Red River Bancshares Inc.	192	10
	Bankwell Financial Group Inc.	288	9
	Investors Title Co.	63	9
*	Greenlight Capital Re Ltd. Class A	1,163	9
	Greene County Bancorp Inc.	176	9
	Silvercrest Asset Management Group Inc. Class A	521	9
	Nexpoint Real Estate Finance Inc.	424	9
	Angel Oak Mortgage Inc.	678	9
*	eHealth Inc.	1,174	8
*	Oportun Financial Corp.	1,595	8
*	Consumer Portfolio Services Inc.	721	8
	HBT Financial Inc.	424	8
	Curo Group Holdings Corp.	1,028	7
	First Guaranty Bancshares Inc.	315	7
		Shares	Market Value• ($000)
	Pzena Investment Management Inc. Class A	726	7
*	Bakkt Holdings Inc.	2,827	7
*	USCB Financial Holdings Inc.	564	7
	Associated Capital Group Inc. Class A	145	6
*	Republic First Bancorp Inc.	1,992	6
	Chicago Atlantic Real Estate Finance Inc.	375	6
*	Rigetti Computing Inc.	1,619	6
	Crawford & Co. Class A	861	5
	GAMCO Investors Inc. Class A	224	5
*	Sterling Bancorp Inc.	932	5
*	Pioneer Bancorp Inc.	500	5
*	Velocity Financial LLC	431	5
*	SWK Holdings Corp.	300	5
*	Sunlight Financial Holdings Inc.	1,701	5
*	Root Inc. Blank	393	5
*	NI Holdings Inc.	304	4
*	Trean Insurance Group Inc.	788	4
*	Finance of America Cos. Inc. Class A	3,215	4
*	Doma Holdings Inc.	6,944	4
*	MarketWise Inc.	1,554	4
			299,318
Health Care (13.2%)
	UnitedHealth Group Inc.	63,007	32,721
	Johnson & Johnson	177,298	28,605
	Pfizer Inc.	380,885	17,227
	Eli Lilly & Co.	56,778	17,103
	AbbVie Inc.	119,075	16,011
	Merck & Co. Inc.	170,414	14,547
	Thermo Fisher Scientific Inc.	26,356	14,372
	Abbott Laboratories	115,446	11,851
	Danaher Corp.	43,599	11,768
	Bristol-Myers Squibb Co.	143,419	9,668
	Amgen Inc.	35,942	8,637
	Medtronic plc	90,010	7,914
	Elevance Health Inc.	16,239	7,878
	Cigna Corp.	21,036	5,963
	Gilead Sciences Inc.	84,611	5,370
	Zoetis Inc.	31,772	4,973
*	Intuitive Surgical Inc.	24,125	4,963
	Stryker Corp.	23,657	4,854
*	Vertex Pharmaceuticals Inc.	17,229	4,854
	Becton Dickinson and Co.	19,125	4,828
	Humana Inc.	8,511	4,100
*	Regeneron Pharmaceuticals Inc.	6,988	4,060
*	Boston Scientific Corp.	96,017	3,870
*	Edwards Lifesciences Corp.	41,614	3,749
*	Centene Corp.	39,185	3,516
*	Moderna Inc.	23,154	3,063
	HCA Healthcare Inc.	15,206	3,009
*	IQVIA Holdings Inc.	12,665	2,693
	Agilent Technologies Inc.	20,226	2,594
*	DexCom Inc.	26,425	2,172
	ResMed Inc.	9,744	2,143
*	Illumina Inc.	10,594	2,136
*	IDEXX Laboratories Inc.	5,619	1,953
	Baxter International Inc.	33,935	1,950

19

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	Biogen Inc.	9,851	1,925
*	Veeva Systems Inc. Class A	9,434	1,880
*	Alnylam Pharmaceuticals Inc.	8,147	1,684
	Zimmer Biomet Holdings Inc.	14,105	1,500
	West Pharmaceutical Services Inc.	5,001	1,484
*	Seagen Inc.	9,179	1,416
	Laboratory Corp. of America Holdings	6,249	1,408
*	Molina Healthcare Inc.	3,897	1,315
	Cardinal Health Inc.	18,346	1,297
*	Align Technology Inc.	5,293	1,290
*	Insulet Corp.	4,638	1,185
	STERIS plc	5,747	1,157
	PerkinElmer Inc.	8,538	1,153
*	Hologic Inc.	16,521	1,116
*	BioMarin Pharmaceutical Inc.	12,472	1,113
	Royalty Pharma plc Class A	24,790	1,036
*	Avantor Inc.	41,186	1,026
*	Catalent Inc.	11,549	1,016
	Quest Diagnostics Inc.	7,869	986
	Cooper Cos. Inc.	3,251	934
*	Horizon Therapeutics plc	15,194	900
*	Incyte Corp.	12,335	869
	Bio-Techne Corp.	2,614	867
*	Repligen Corp.	3,735	819
	Viatris Inc.	81,914	782
*	ABIOMED Inc.	3,007	780
	Teleflex Inc.	3,158	715
*	Shockwave Medical Inc.	2,383	707
*	Bio-Rad Laboratories Inc. Class A	1,456	706
*	Charles River Laboratories International Inc.	3,404	699
*	QIAGEN NV	15,201	691
*	United Therapeutics Corp.	3,007	681
*	Henry Schein Inc.	9,219	677
*	Neurocrine Biosciences Inc.	6,411	671
*	Jazz Pharmaceuticals plc	4,117	639
*	Biohaven Pharmaceutical Holding Co. Ltd.	4,191	626
*	Sarepta Therapeutics Inc.	5,704	624
*	Novocure Ltd.	6,985	574
*	Karuna Therapeutics Inc.	1,988	507
*	Masimo Corp.	3,391	498
*	Acadia Healthcare Co. Inc.	6,033	494
	Organon & Co.	17,164	490
	Chemed Corp.	991	472
	DENTSPLY SIRONA Inc.	14,387	471
*	Elanco Animal Health Inc. (XNYS)	30,301	458
	Universal Health Services Inc. Class B	4,400	430
*	Exact Sciences Corp.	11,963	425
*	Syneos Health Inc.	6,933	417
	Bruker Corp.	7,371	413
*	Ionis Pharmaceuticals Inc.	9,632	410
*	Tenet Healthcare Corp.	7,182	406
*	Envista Holdings Corp.	10,938	406
*	Penumbra Inc.	2,429	399
*	Exelixis Inc.	21,426	380
*	HealthEquity Inc.	5,655	374
*	Halozyme Therapeutics Inc.	9,131	372
*	Lantheus Holdings Inc.	4,622	364
		Shares	Market Value• ($000)
*	Apellis Pharmaceuticals Inc.	5,973	361
*	Inspire Medical Systems Inc.	1,845	353
	Perrigo Co. plc	9,202	344
*	DaVita Inc.	3,982	340
*	Guardant Health Inc.	6,684	335
*	Teladoc Health Inc.	10,715	333
	Encompass Health Corp.	6,674	324
*	Option Care Health Inc.	10,467	324
*	LHC Group Inc.	1,993	322
*	Globus Medical Inc. Class A	5,348	317
	Ensign Group Inc.	3,576	305
*	Omnicell Inc.	2,977	305
*	Intra-Cellular Therapies Inc.	6,015	302
*	iRhythm Technologies Inc.	2,039	301
*	STAAR Surgical Co.	3,177	301
*	Blueprint Medicines Corp.	4,100	300
*	Intellia Therapeutics Inc.	4,987	300
*	Cytokinetics Inc.	5,595	296
*	Natera Inc.	5,967	294
*	Arrowhead Pharmaceuticals Inc.	7,126	283
*	Global Blood Therapeutics Inc.	4,131	280
	Premier Inc. Class A	7,769	274
*	QuidelOrtho Corp.	3,400	269
*	Medpace Holdings Inc.	1,807	267
*	agilon health Inc.	12,359	257
*	Alkermes plc	10,779	255
*	Haemonetics Corp.	3,391	254
*	Amedisys Inc.	2,128	252
*	Mirati Therapeutics Inc.	2,998	243
*	Beam Therapeutics Inc.	4,377	239
*	Axonics Inc.	3,193	231
*	PTC Therapeutics Inc.	4,598	230
*	Integra LifeSciences Holdings Corp.	4,780	228
*	Merit Medical Systems Inc.	3,837	227
*	ChemoCentryx Inc.	4,363	222
*	Ultragenyx Pharmaceutical Inc.	4,660	222
*	Inari Medical Inc.	3,191	221
*	ICU Medical Inc.	1,346	214
*	Amicus Therapeutics Inc.	19,011	213
*	1Life Healthcare Inc.	12,264	211
*	Doximity Inc. Class A	6,354	211
*	Oak Street Health Inc.	7,966	209
*	Evolent Health Inc. Class A	5,650	208
*	Progyny Inc.	5,167	208
*	LivaNova plc	3,680	207
*	R1 RCM Inc.	9,249	202
*	10X Genomics Inc. Class A	6,107	201
*	Insmed Inc.	8,041	198
	Select Medical Holdings Corp.	7,537	193
*	Tandem Diabetes Care Inc.	4,217	193
*	Denali Therapeutics Inc.	6,607	183
*	Enovis Corp.	3,558	180
*	Prestige Consumer Healthcare Inc.	3,433	174
*	BioCryst Pharmaceuticals Inc.	12,396	172
	CONMED Corp.	1,947	172
*	Novavax Inc.	5,135	170
*	Pacira BioSciences Inc.	3,048	160

20

Russell 3000 Index Fund
		Shares	Market Value• ($000)
	Patterson Cos. Inc.	5,735	160
*	Maravai LifeSciences Holdings Inc. Class A	7,655	160
	Owens & Minor Inc.	5,185	153
*	Twist Bioscience Corp.	3,755	151
*	NuVasive Inc.	3,518	150
*	Fate Therapeutics Inc.	5,645	148
*,1	Neogen Corp.	7,078	148
*	Corcept Therapeutics Inc.	5,698	147
*	Glaukos Corp.	3,028	147
*	AbCellera Biologics Inc.	13,630	146
*	Ginkgo Bioworks Holdings Inc.	53,401	144
*	Integer Holdings Corp.	2,256	142
*	Arvinas Inc.	3,330	141
*	AtriCure Inc.	3,077	140
*	ACADIA Pharmaceuticals Inc.	8,261	136
*	Sage Therapeutics Inc.	3,607	136
*	Signify Health Inc. Class A	4,874	136
	Embecta Corp.	3,937	126
*	Axsome Therapeutics Inc.	1,951	124
*	Relay Therapeutics Inc.	5,260	121
*	Myriad Genetics Inc.	5,355	120
*	Certara Inc.	7,667	120
*	Supernus Pharmaceuticals Inc.	3,400	116
*	Travere Thrapeutics Inc.	4,288	115
*	Privia Health Group Inc.	2,890	115
*	Vir Biotechnology Inc.	4,809	114
*	Apollo Medical Holdings Inc.	2,604	112
*	Iovance Biotherapeutics Inc.	10,340	111
*	Cerevel Therapeutics Holdings Inc.	3,799	111
*	Xencor Inc.	4,121	109
*	Sotera Health Co.	6,408	108
*	Agios Pharmaceuticals Inc.	4,166	106
*	Nevro Corp.	2,339	106
*	Prometheus Biosciences Inc.	1,962	103
*	Recursion Pharmaceuticals Inc. Class A	9,675	102
*	Ligand Pharmaceuticals Inc.	1,077	100
*	Veracyte Inc.	4,897	100
*	Pediatrix Medical Group Inc.	5,582	99
*	Verve Therapeutics Inc.	2,575	99
*	Krystal Biotech Inc.	1,404	98
*	TransMedics Group Inc.	1,878	98
*	Revance Therapeutics Inc.	4,861	97
*	Ironwood Pharmaceuticals Inc. Class A	8,906	96
*	Meridian Bioscience Inc.	2,949	96
*	Silk Road Medical Inc.	2,398	96
*	ModivCare Inc.	888	96
*	Celldex Therapeutics Inc.	3,104	94
*	CorVel Corp.	606	94
*	Vaxcyte Inc.	3,604	94
*	Cytek Biosciences Inc.	7,947	93
*	Addus HomeCare Corp.	1,030	92
*	Alignment Healthcare Inc.	6,074	92
*	Dynavax Technologies Corp.	7,933	91
*	Phreesia Inc.	3,513	90
*	NeoGenomics Inc.	8,827	89
		Shares	Market Value• ($000)
*	REVOLUTION Medicines Inc.	4,251	89
*	Multiplan Corp.	25,387	89
*	ImmunoGen Inc.	14,979	87
*	Catalyst Pharmaceuticals Inc.	6,343	86
*	AdaptHealth Corp. Class A	4,796	86
*	Emergent BioSolutions Inc.	3,486	84
*	Arcus Biosciences Inc.	3,455	83
*	REGENXBIO Inc.	2,817	83
*	Pacific Biosciences of California Inc.	13,772	81
*	Amphastar Pharmaceuticals Inc.	2,714	80
*	Enanta Pharmaceuticals Inc.	1,307	80
*	Vericel Corp.	3,195	80
*	Avanos Medical Inc.	3,215	79
*	IVERIC bio Inc.	7,968	78
*	Harmony Biosciences Holdings Inc.	1,768	78
*	FibroGen Inc.	6,219	77
	Healthcare Services Group Inc.	5,376	76
*	Syndax Pharmaceuticals Inc.	3,169	75
*	Lyell Immunopharma Inc.	11,110	74
*	Surgery Partners Inc.	2,666	73
*	Avid Bioservices Inc.	4,173	72
	US Physical Therapy Inc.	857	71
*	Zentalis Pharmaceuticals Inc.	2,648	71
*	Aurinia Pharmaceuticals Inc.	9,653	71
*	Kymera Therapeutics Inc.	2,401	68
*	Bridgebio Pharma Inc.	6,360	67
*	Geron Corp. (XNGS)	25,436	67
	LeMaitre Vascular Inc.	1,333	66
*	Allogene Therapeutics Inc.	4,766	65
*	OPKO Health Inc.	29,371	64
*	PROCEPT BioRobotics Corp.	1,590	64
*	Warby Parker Inc. Class A	5,064	64
*	Fulgent Genetics Inc.	1,456	63
*	American Well Corp. Class A	13,936	63
*	AngioDynamics Inc.	2,800	62
*,1	Cassava Sciences Inc.	2,409	62
*	Cano Health Inc.	10,067	62
*	MannKind Corp.	16,598	61
*	RadNet Inc.	3,059	61
*	Chinook Therapeutics Inc.	2,956	61
*	Clover Health Investments Corp. Class A	23,245	61
*	Adaptive Biotechnologies Corp.	6,727	60
*	Crinetics Pharmaceuticals Inc.	3,165	60
*	Editas Medicine Inc. Class A	4,084	60
*	Prothena Corp. plc	2,177	60
*	Avidity Biosciences Inc.	3,043	60
*	Arcutis Biotherapeutics Inc.	2,216	60
*	Butterfly Network Inc.	9,649	60
*	Aclaris Therapeutics Inc.	3,691	59
*	CareDx Inc.	2,989	59
*	Gossamer Bio Inc.	4,257	59
*	TG Therapeutics Inc.	8,251	59

21

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	Relmada Therapeutics Inc.	2,014	59
*	NextGen Healthcare Inc.	3,397	58
*	SpringWorks Therapeutics Inc.	2,094	58
*	DocGo Inc.	5,691	58
*	BioLife Solutions Inc.	2,366	56
*	Madrigal Pharmaceuticals Inc.	779	56
*,1	Senseonics Holdings Inc.	31,214	56
	National HealthCare Corp.	785	55
*	Outset Medical Inc.	3,027	55
*	Artivion Inc.	2,445	54
*	Cutera Inc.	1,129	54
*	Deciphera Pharmaceuticals Inc.	3,315	54
*	Heska Corp.	592	54
*	Coherus Biosciences Inc.	4,776	53
*,1	Bionano Genomics Inc.	21,468	53
*	Cogent Biosciences Inc.	3,223	53
*	Innoviva Inc.	3,955	52
*	Invitae Corp.	17,063	52
*	Kura Oncology Inc.	3,740	52
*	Rapt Therapeutics Inc.	1,930	52
*	Hims & Hers Health Inc.	8,182	52
*	Point Biopharma Global Inc.	5,348	52
*	Agenus Inc.	18,915	51
*	Anavex Life Sciences Corp.	5,354	51
*	Paragon 28 Inc.	2,917	51
	Atrion Corp.	83	50
*	Brookdale Senior Living Inc.	11,338	50
*	Mersana Therapeutics Inc.	6,628	50
*	Varex Imaging Corp.	2,362	50
*	Morphic Holding Inc.	1,819	50
*	Enhabit Inc.	3,041	50
*	Hanger Inc.	2,581	48
*	Nektar Therapeutics Class A	11,863	47
*	Rocket Pharmaceuticals Inc.	3,018	47
	SIGA Technologies Inc.	3,123	47
*,1	Sorrento Therapeutics Inc.	22,806	47
*	UFP Technologies Inc.	503	47
*	Design Therapeutics Inc.	2,331	47
*	AnaptysBio Inc.	1,962	46
*	Inogen Inc.	1,612	46
*	Pulmonx Corp.	2,489	46
*	EQRx Inc.	9,419	46
*	NanoString Technologies Inc.	3,306	45
*	OrthoPediatrics Corp.	926	45
*	Alector Inc.	4,381	45
*	Nurix Therapeutics Inc.	2,877	45
*	Treace Medical Concepts Inc.	2,224	45
*	Erasca Inc.	4,924	44
*	23andMe Holding Co. Class A	13,142	44
*	Keros Therapeutics Inc.	1,209	43
*	Cerus Corp.	10,215	42
*	Reata Pharmaceuticals Inc. Class A	1,752	42
*	Castle Biosciences Inc.	1,453	42
*	Aerie Pharmaceuticals Inc.	2,736	41
*	CTI BioPharma Corp.	6,553	41
*	Viridian Therapeutics Inc.	1,847	41
*	Day One Biopharmaceuticals Inc.	1,732	41
		Shares	Market Value• ($000)
*	Nano-X Imaging Ltd.	3,096	41
*	Collegium Pharmaceutical Inc.	2,257	40
*	Health Catalyst Inc.	3,316	40
*	Sangamo Therapeutics Inc.	7,497	40
*	SI-BONE Inc.	2,412	40
*	Theravance Biopharma Inc.	4,391	40
*	NGM Biopharmaceuticals Inc.	2,868	40
*	Atea Pharmaceuticals Inc.	5,308	40
*	2seventy bio Inc.	2,730	40
*	Vanda Pharmaceuticals Inc.	3,695	39
*	Accolade Inc.	3,838	39
*	Caribou Biosciences Inc.	3,996	39
*	Alphatec Holdings Inc.	4,987	38
*	Cardiovascular Systems Inc.	2,866	38
*	Inovio Pharmaceuticals Inc.	16,617	38
*	Replimune Group Inc.	1,987	38
*	ADMA Biologics Inc.	14,196	38
*	Sana Biotechnology Inc.	5,627	38
*	Cara Therapeutics Inc.	3,537	37
*	ViewRay Inc.	10,964	37
*	Y-mAbs Therapeutics Inc.	2,309	37
*	Esperion Therapeutics Inc.	4,804	36
*	LifeStance Health Group Inc.	5,709	36
*	Ventyx Biosciences Inc.	1,774	36
*	HealthStream Inc.	1,564	35
*	Surmodics Inc.	1,046	35
*	SomaLogic Inc.	9,530	35
*	Inhibrx Inc.	1,905	34
*	DICE Therapeutics Inc.	2,171	34
*	Cincor Pharma Inc.	1,021	34
*	Codexis Inc.	4,706	33
	National Research Corp.	965	33
*	ANI Pharmaceuticals Inc.	897	33
*	Pennant Group Inc.	2,075	33
*	Computer Programs and Systems Inc.	1,064	32
*	Ocular Therapeutix Inc.	6,261	32
*	MiMedx Group Inc.	8,944	32
*	Nkarta Inc.	2,230	32
*	C4 Therapeutics Inc.	3,187	32
*	Karyopharm Therapeutics Inc.	6,216	31
*	Kiniksa Pharmaceuticals Ltd. Class A	2,607	31
*	Agiliti Inc.	1,954	31
*	Axogen Inc.	3,201	30
*	KalVista Pharmaceuticals Inc.	1,804	30
*	908 Devices Inc.	1,472	30
*	Seer Inc. Class A	2,922	30
*	Ocugen Inc.	11,373	29
*	iTeos Therapeutics Inc.	1,276	28
*	Kezar Life Sciences Inc.	2,745	28
*	PMV Pharmaceuticals Inc.	2,044	28
*	Inotiv Inc.	1,431	28
*	Orthofix Medical Inc.	1,354	27
*	Protagonist Therapeutics Inc.	3,105	27
*	Akero Therapeutics Inc.	2,334	27
*	Eiger BioPharmaceuticals Inc.	3,168	26
*	Vaxart Inc.	8,457	26
*	Vera Therapeutics Inc. Class A	1,201	26

22

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	ALX Oncology Holdings Inc.	1,927	25
*	Forma Therapeutics Holdings Inc.	1,898	25
*	Kinnate Biopharma Inc.	1,709	25
*	MaxCyte Inc.	4,851	25
*	Edgewise Therapeutics Inc.	2,471	25
*	Stoke Therapeutics Inc.	1,608	24
*	Community Health Systems Inc.	8,468	23
*	Evolus Inc.	2,392	23
*	Intercept Pharmaceuticals Inc.	1,348	23
*	Albireo Pharma Inc.	1,320	23
*	Ideaya Biosciences Inc.	2,299	23
*	OptimizeRx Corp.	1,369	22
*	Arcturus Therapeutics Holdings Inc.	1,579	22
*	Adicet Bio Inc.	1,527	22
*	Cullinan Oncology Inc.	1,646	22
*	Imago Biosciences Inc.	1,519	22
*	Bluebird Bio Inc.	3,566	21
*	Heron Therapeutics Inc.	5,131	21
*	Tricida Inc.	1,668	21
*	CareMax Inc.	3,010	21
*	Affimed NV	7,680	20
*	Organogenesis Holdings Inc. Class A	5,493	20
*	Mirum Pharmaceuticals Inc.	798	20
*	Generation Bio Co.	3,963	20
*	Instil Bio Inc.	3,901	20
*	Eagle Pharmaceuticals Inc.	569	19
*	PetIQ Inc. Class A	1,991	19
*	ImmunityBio Inc.	4,806	19
*	Monte Rosa Therapeutics Inc.	2,381	19
*	Atara Biotherapeutics Inc.	4,439	18
	Utah Medical Products Inc.	195	18
*	Cue Health Inc.	5,376	18
*	Kodiak Sciences Inc.	1,659	17
*	Quanterix Corp.	1,823	17
*	Seres Therapeutics Inc.	3,373	17
*	Anika Therapeutics Inc.	704	16
*	Nuvation Bio Inc.	5,848	16
*	Nuvalent Inc. Class A	967	16
	iRadimed Corp.	435	15
	Phibro Animal Health Corp. Class A	1,028	15
*	Dyne Therapeutics Inc.	1,518	15
*	Bright Health Group Inc.	9,625	15
*	Zimvie Inc.	993	15
*	Liquidia Corp.	2,395	14
*	Tarsus Pharmaceuticals Inc.	918	14
*	Bioventus Inc. Class A	1,856	14
*	Quantum-Si Inc.	4,606	14
*,1	Amylyx Pharmaceuticals Inc.	574	14
*	OraSure Technologies Inc.	3,300	13
*	Arbutus Biopharma Corp.	5,805	13
*	Bioxcel Therapeutics Inc.	956	13
*	RxSight Inc.	1,037	13
*	Joint Corp.	664	12
*	MacroGenics Inc.	3,131	12
*	Provention Bio Inc.	2,693	12
*	Sutro Biopharma Inc.	2,103	12
*	MeiraGTx Holdings plc	1,440	12
		Shares	Market Value• ($000)
*	Century Therapeutics Inc.	1,146	12
*	Janux Therapeutics Inc.	1,071	12
*	Aura Biosciences Inc.	920	12
*	Amneal Pharmaceuticals Inc.	5,238	11
*	Rigel Pharmaceuticals Inc.	7,776	11
*	Allovir Inc.	1,484	11
*	4D Molecular Therapeutics Inc.	1,418	11
*	EyePoint Pharmaceuticals Inc.	1,066	11
*	Absci Corp.	3,347	11
*	Xeris Biopharma Holdings Inc.	6,638	11
*	IGM Biosciences Inc.	500	10
*	Precigen Inc.	4,601	10
*	Fulcrum Therapeutics Inc.	1,317	10
*	Immunovant Inc.	1,845	10
*	Akoya Biosciences Inc.	865	10
*	Aerovate Therapeutics Inc.	488	10
*	Adagio Therapeutics Inc.	2,165	10
*	Aadi Bioscience Inc.	737	10
*	Tango Therapeutics Inc.	2,346	10
*	Vicarious Surgical Inc.	2,781	10
*	Lexicon Pharmaceuticals Inc.	3,282	9
*	SeaSpine Holdings Corp.	1,429	9
*	Berkeley Lights Inc.	2,368	9
*	Foghorn Therapeutics Inc.	947	9
*	Singular Genomics Systems Inc.	3,259	9
*	Convey Health Solutions Holdings Inc.	836	9
*	Arcellx Inc.	491	9
*	Chimerix Inc.	3,642	8
*	Tactile Systems Technology Inc.	934	8
	Zynex Inc.	939	8
*	VBI Vaccines Inc.	8,649	8
*	Phathom Pharmaceuticals Inc.	983	8
*	Kronos Bio Inc.	1,885	8
*	Sight Sciences Inc.	1,094	8
*	Sema4 Holdings Corp.	8,025	8
*	HilleVax Inc.	655	8
*	Tenaya Therapeutics Inc.	1,587	7
*	P3 Health Partners Inc.	1,366	7
*	Jounce Therapeutics Inc.	1,596	6
*	Praxis Precision Medicines Inc.	1,837	6
*	Rallybio Corp.	498	6
*	Sharecare Inc.	3,157	6
*	Humacyte Inc.	1,603	6
*	Oncology Institute Inc.	965	6
*	PepGen Inc.	616	6
*	Outlook Therapeutics Inc.	4,413	5
*	Alpine Immune Sciences Inc.	599	5
*	Athira Pharma Inc.	1,570	5
*	Nautilus Biotechnology Inc.	2,441	5
*	Icosavax Inc.	1,108	5
*	Thorne HealthTech Inc.	1,058	5
*	Science 37 Holdings Inc.	3,130	5
*	Pardes Biosciences Inc.	1,452	5
*	Enochian Biosciences Inc.	1,776	4
*,2	Tobira Therapeutics Inc. CVR	937	4
*	Talaris Therapeutics Inc.	1,109	4

23

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	Theseus Pharmaceuticals Inc.	598	4
*	Tyra Biosciences Inc.	620	4
	AirSculpt Technologies Inc.	469	4
*	Babylon Holdings Ltd. Classs A	5,658	4
*	Innovage Holding Corp.	929	3
*	Aveanna Healthcare Holdings Inc.	1,874	3
*	ATI Physical Therapy Inc.	3,817	3
*	VistaGen Therapeutics Inc.	9,268	2
*	Alpha Teknova Inc.	333	2
*	An2 Therapeutics Inc.	76	1
*,2	Synergy Pharmaceuticals Inc.	12,927	—
*,2	Progenics Pharmaceuticals Inc. CVR	4,323	—
			352,985
Industrials (12.8%)
	Visa Inc. Class A	110,900	22,037
	Mastercard Inc. Class A	57,974	18,805
	Accenture plc Class A	42,666	12,307
	United Parcel Service Inc. Class B	49,479	9,624
	Union Pacific Corp.	42,272	9,490
	Raytheon Technologies Corp.	100,133	8,987
	Honeywell International Inc.	45,885	8,688
*	PayPal Holdings Inc.	78,050	7,293
	Deere & Co.	18,894	6,901
	Automatic Data Processing Inc.	28,112	6,871
	Lockheed Martin Corp.	16,000	6,722
	Caterpillar Inc.	35,937	6,638
	American Express Co.	40,562	6,165
*	Boeing Co.	36,934	5,919
	General Electric Co.	73,858	5,424
[1]	3M Co.	38,215	4,752
	Northrop Grumman Corp.	9,872	4,719
	CSX Corp.	146,111	4,624
	Illinois Tool Works Inc.	20,843	4,061
*	Fiserv Inc.	40,051	4,053
	Norfolk Southern Corp.	16,007	3,892
	General Dynamics Corp.	16,607	3,802
	Fidelity National Information Services Inc.	41,074	3,753
	Sherwin-Williams Co.	16,122	3,742
	Eaton Corp. plc	26,898	3,675
	FedEx Corp.	16,203	3,416
	Emerson Electric Co.	39,741	3,248
	L3Harris Technologies Inc.	13,010	2,969
	Capital One Financial Corp.	26,685	2,824
	Paychex Inc.	21,673	2,673
	Johnson Controls International plc	46,878	2,538
	Trane Technologies plc	15,709	2,420
*	Block Inc. (XNYS)	34,898	2,405
	Cintas Corp.	5,874	2,390
	Global Payments Inc.	18,828	2,339
	Parker-Hannifin Corp.	8,599	2,279
	Carrier Global Corp.	57,060	2,232
	TransDigm Group Inc.	3,540	2,125
	Otis Worldwide Corp.	28,458	2,055
	Cummins Inc.	9,491	2,044
	PPG Industries Inc.	15,892	2,018
	PACCAR Inc.	22,936	2,007
		Shares	Market Value• ($000)
*	Keysight Technologies Inc.	12,215	2,002
	Verisk Analytics Inc. Class A	10,470	1,960
	DuPont de Nemours Inc.	34,301	1,909
	Old Dominion Freight Line Inc.	6,870	1,865
	AMETEK Inc.	15,506	1,863
	Rockwell Automation Inc.	7,854	1,861
*	Mettler-Toledo International Inc.	1,499	1,817
	WW Grainger Inc.	3,062	1,699
	Equifax Inc.	8,205	1,549
	Fortive Corp.	24,158	1,530
	Vulcan Materials Co.	8,886	1,479
	Martin Marietta Materials Inc.	4,166	1,449
*	United Rentals Inc.	4,804	1,403
	Quanta Services Inc.	9,578	1,353
	Ingersoll Rand Inc.	27,398	1,298
	Amcor plc	101,354	1,217
	Dover Corp.	9,678	1,209
*	Waters Corp.	4,036	1,205
	Ball Corp.	21,217	1,184
	Expeditors International of Washington Inc.	11,258	1,158
*	Teledyne Technologies Inc.	3,121	1,150
	Synchrony Financial	33,697	1,104
	Xylem Inc.	12,068	1,099
*	FleetCor Technologies Inc.	5,063	1,076
	Jacobs Solutions Inc.	8,596	1,071
	Westinghouse Air Brake Technologies Corp.	12,174	1,067
*	Bill.com Holdings Inc.	6,585	1,066
*	Trimble Inc.	16,842	1,065
*	Zebra Technologies Corp. Class A	3,529	1,064
	IDEX Corp.	5,074	1,021
	Carlisle Cos. Inc.	3,432	1,015
	JB Hunt Transport Services Inc.	5,626	979
	CH Robinson Worldwide Inc.	8,442	964
	TransUnion	12,975	958
	Jack Henry & Associates Inc.	4,839	930
*	Generac Holdings Inc.	4,202	926
	Textron Inc.	14,461	902
	Stanley Black & Decker Inc.	10,181	897
	Howmet Aerospace Inc.	25,191	893
	Nordson Corp.	3,866	878
	Packaging Corp. of America	6,202	849
	Booz Allen Hamilton Holding Corp. Class A	8,814	844
	Masco Corp.	15,773	802
	RPM International Inc.	8,567	798
	Snap-on Inc.	3,508	764
*	Fair Isaac Corp.	1,693	761
	Hubbell Inc. Class B	3,604	744
	Crown Holdings Inc.	7,931	718
	Graco Inc.	11,210	716
	Westrock Co.	17,073	693
*	Builders FirstSource Inc.	11,494	674
	AECOM	8,929	653
*	Paylocity Holding Corp.	2,686	647
	HEICO Corp. Class A	5,190	636
	Regal Rexnord Corp.	4,509	620

24

Russell 3000 Index Fund
		Shares	Market Value• ($000)
	Huntington Ingalls Industries Inc.	2,659	612
	Watsco Inc.	2,221	604
	Toro Co.	7,037	584
*	WillScot Mobile Mini Holdings Corp.	14,555	584
	Genpact Ltd.	12,088	568
	Advanced Drainage Systems Inc.	4,120	559
	Allegion plc	5,878	559
	Robert Half International Inc.	7,245	558
	Fortune Brands Home & Security Inc.	8,813	541
	Knight-Swift Transportation Holdings Inc.	10,707	541
*	Axon Enterprise Inc.	4,587	535
	Owens Corning	6,472	529
*	Middleby Corp.	3,651	525
	Sealed Air Corp.	9,740	524
	Lennox International Inc.	2,180	523
	Lincoln Electric Holdings Inc.	3,711	507
	Cognex Corp.	11,742	494
	Pentair plc	11,032	491
	A O Smith Corp.	8,647	488
	Tetra Tech Inc.	3,568	485
*	Chart Industries Inc.	2,476	480
	HEICO Corp.	3,149	480
*	Berry Global Group Inc.	8,744	475
*	WEX Inc.	3,036	468
	AptarGroup Inc.	4,478	460
	AGCO Corp.	4,181	455
	Graphic Packaging Holding Co.	20,403	454
	Donaldson Co. Inc.	8,290	426
	Sensata Technologies Holding plc	10,535	424
	Sonoco Products Co.	6,543	412
	MDU Resources Group Inc.	13,628	411
	ITT Inc.	5,640	409
*	TopBuild Corp.	2,216	407
	EMCOR Group Inc.	3,390	403
	Valmont Industries Inc.	1,432	396
*	WESCO International Inc.	3,004	396
*	Mohawk Industries Inc.	3,559	393
	Littelfuse Inc.	1,644	390
	MKS Instruments Inc.	3,910	389
	Brunswick Corp.	5,162	386
	Western Union Co.	25,929	384
*	Axalta Coating Systems Ltd.	14,900	384
	Acuity Brands Inc.	2,338	383
	Curtiss-Wright Corp.	2,603	383
	Woodward Inc.	4,016	374
	nVent Electric plc	11,311	373
*	Saia Inc.	1,789	370
	Landstar System Inc.	2,503	367
*	ExlService Holdings Inc.	2,183	366
*	FTI Consulting Inc.	2,278	366
*	Trex Co. Inc.	7,787	364
*	XPO Logistics Inc.	6,943	364
	Oshkosh Corp.	4,474	357
*	ASGN Inc.	3,415	330
	Exponent Inc.	3,500	329
	BWX Technologies Inc.	6,260	326
*	GXO Logistics Inc.	7,215	320
		Shares	Market Value• ($000)
	Eagle Materials Inc.	2,654	317
*	MasTec Inc.	3,939	317
*	AMN Healthcare Services Inc.	3,052	313
	Crane Holdings Co.	3,211	303
*	Bloom Energy Corp. Class A	11,881	302
	MSA Safety Inc.	2,530	301
	Louisiana-Pacific Corp.	5,519	299
*	Euronet Worldwide Inc.	3,302	293
*	Affirm Holdings Inc.	12,040	282
	Franklin Electric Co. Inc.	3,198	278
	Applied Industrial Technologies Inc.	2,572	273
*	Kirby Corp.	4,001	268
	Flowserve Corp.	8,771	267
	Armstrong World Industries Inc.	3,135	263
	Simpson Manufacturing Co. Inc.	2,841	263
	Insperity Inc.	2,391	261
	Ryder System Inc.	3,396	260
	ManpowerGroup Inc.	3,486	256
	Watts Water Technologies Inc. Class A	1,848	256
	Air Lease Corp. Class A	7,000	255
*	Fluor Corp.	9,599	254
	Silgan Holdings Inc.	5,564	253
*	ATI Inc.	8,407	252
	MSC Industrial Direct Co. Inc. Class A	3,174	251
	Triton International Ltd.	4,194	250
	Maximus Inc.	4,116	249
	Vontier Corp.	11,168	245
	Comfort Systems USA Inc.	2,421	243
	Allison Transmission Holdings Inc.	6,642	241
*	Atkore Inc.	2,812	237
	HB Fuller Co.	3,658	237
	GATX Corp.	2,453	237
*	Aerojet Rocketdyne Holdings Inc.	5,468	236
*	Summit Materials Inc. Class A	8,118	231
	John Bean Technologies Corp.	2,180	225
*	API Group Corp.	14,386	224
	Zurn Elkay Water Solutions Corp.	8,125	224
*	Dycom Industries Inc.	1,969	221
*	Marqeta Inc. Class A	28,424	221
	Korn Ferry	3,580	218
	Otter Tail Corp.	2,827	214
	Spirit AeroSystems Holdings Inc. Class A	7,070	213
	ABM Industries Inc.	4,590	213
	Hillenbrand Inc.	5,083	212
*	Resideo Technologies Inc.	10,042	209
*	TriNet Group Inc.	2,513	207
*	Beacon Roofing Supply Inc.	3,634	200
	Herc Holdings Inc.	1,755	197
	Matson Inc.	2,676	197
	ManTech International Corp. Class A	2,026	194
	Badger Meter Inc.	2,029	192
	Albany International Corp. Class A	2,138	189
	Belden Inc.	2,870	188

25

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	Mercury Systems Inc.	3,893	187
*	Alight Inc. Class A	23,788	187
	UniFirst Corp.	1,026	185
*	ACI Worldwide Inc.	7,715	183
*	StoneCo. Ltd. Class A	19,187	182
	Werner Enterprises Inc.	4,538	181
*	Hub Group Inc. Class A	2,251	180
*	Atlas Air Worldwide Holdings Inc.	1,780	178
	Brink's Co.	3,221	178
	EnerSys	2,850	178
	Forward Air Corp.	1,802	175
	AAON Inc.	3,021	174
*	SPX Technologies Inc.	3,012	172
	Federal Signal Corp.	4,162	166
*	Enovix Corp.	7,360	163
	Altra Industrial Motion Corp.	4,276	162
*	Shift4 Payments Inc. Class A	3,557	161
	Encore Wire Corp.	1,219	159
*	Verra Mobility Corp. Class A	9,560	152
	Installed Building Products Inc.	1,640	149
	Brady Corp. Class A	3,188	148
	ESCO Technologies Inc.	1,812	148
	Terex Corp.	4,456	148
*	Itron Inc.	3,081	147
*	CBIZ Inc.	3,315	145
	Kadant Inc.	801	144
	Moog Inc. Class A	1,896	142
	McGrath RentCorp.	1,674	141
	Trinity Industries Inc.	5,687	139
*	GMS Inc.	2,833	137
*	AZEK Co. Inc. Class A	7,485	137
	CSW Industrials Inc.	1,078	136
	EVERTEC Inc.	4,046	136
*	AeroVironment Inc.	1,516	134
	Kennametal Inc.	5,717	134
	Bread Financial Holdings Inc.	3,471	133
	Scorpio Tankers Inc.	3,197	133
	Esab Corp.	3,228	133
	EnPro Industries Inc.	1,452	132
*	O-I Glass Inc.	10,030	130
	ArcBest Corp.	1,569	126
*	Masonite International Corp.	1,538	126
*	NV5 Global Inc.	884	124
*	Air Transport Services Group Inc.	4,090	123
	ICF International Inc.	1,195	121
	Helios Technologies Inc.	2,206	120
	Mueller Water Products Inc. Class A	10,667	120
	Lindsay Corp.	725	116
	Greif Inc. Class A	1,688	113
*	Veritiv Corp.	944	113
	Maxar Technologies Inc.	4,678	111
*	Vicor Corp.	1,509	107
*	Evo Payments Inc. Class A	3,192	106
*,1	Nikola Corp.	19,862	106
*	Kratos Defense & Security Solutions Inc.	8,213	103
*	MYR Group Inc.	1,106	103
	International Seaways Inc.	3,437	102
		Shares	Market Value• ($000)
	ADT Inc.	13,963	102
*	Frontline Ltd.	8,480	101
*	Payoneer Global Inc.	14,947	99
	Granite Construction Inc.	3,266	98
	Griffon Corp.	3,116	98
*	Huron Consulting Group Inc.	1,463	98
	Barnes Group Inc.	3,131	97
*	CryoPort Inc.	2,939	96
*	AAR Corp.	2,228	96
*	Core & Main Inc. Class A	4,090	96
	Alamo Group Inc.	728	95
*	Gibraltar Industries Inc.	2,235	94
	Textainer Group Holdings Ltd.	3,086	94
*	Flywire Corp.	3,796	94
*	Proterra Inc.	15,332	93
*	OSI Systems Inc.	1,086	90
*	Virgin Galactic Holdings Inc.	15,221	90
*	ZipRecruiter Inc. Class A	5,355	89
*	Joby Aviation Inc.	16,870	89
	Schneider National Inc. Class B	3,846	88
*	PGT Innovations Inc.	4,180	87
	TriMas Corp.	3,079	85
	SFL Corp. Ltd.	7,931	85
	Enerpac Tool Group Corp. Class A	4,367	85
	Golden Ocean Group Ltd.	8,257	79
*	CoreCivic Inc.	8,194	78
*	Donnelley Financial Solutions Inc.	1,840	78
*	Montrose Environmental Group Inc.	1,931	78
*	Energy Recovery Inc.	3,338	77
	Primoris Services Corp.	3,778	77
*	Hillman Solutions Corp.	9,178	77
*	Proto Labs Inc.	1,984	76
	Kforce Inc.	1,379	75
*	Construction Partners Inc. Class A	2,509	73
*	Rocket Lab USA Inc.	13,204	73
	Patrick Industries Inc.	1,341	71
*	Gates Industrial Corp. plc	6,621	71
	Marten Transport Ltd.	3,518	70
*	AvidXchange Holdings Inc.	8,886	69
	Tennant Co.	1,119	68
	DHT Holdings Inc.	8,712	68
*	TuSimple Holdings Inc. Class A	9,418	68
	TTEC Holdings Inc.	1,283	67
	Standex International Corp.	727	66
	Astec Industries Inc.	1,694	65
*	Napco Security Technologies Inc.	2,198	65
*	Mirion Technologies Inc.	8,636	65
	AZZ Inc.	1,486	63
	H&E Equipment Services Inc.	1,972	62
*	PureCycle Technologies Inc.	6,798	62
	Apogee Enterprises Inc.	1,471	60
*	Legalzoom.com Inc.	5,855	60
*	Flex LNG Ltd.	1,811	60
*	Green Dot Corp. Class A	2,916	59
*	Desktop Metal Inc. Class A	18,467	59
*	Remitly Global Inc.	5,347	59

26

Russell 3000 Index Fund
		Shares	Market Value• ($000)
	Ardagh Metal Packaging SA	9,351	58
*	Cross Country Healthcare Inc.	2,244	57
*	JELD-WEN Holding Inc.	5,139	57
	Trinseo plc	2,164	57
*	American Woodmark Corp.	1,070	55
	Greenbrier Cos. Inc.	1,931	55
	Kaman Corp.	1,712	54
*	Janus International Group Inc.	5,202	54
	Columbus McKinnon Corp.	1,720	53
*	SP Plus Corp.	1,590	53
*	Modine Manufacturing Co.	3,466	52
	Deluxe Corp.	2,672	51
	Quanex Building Products Corp.	2,274	51
	Mesa Laboratories Inc.	295	50
	Shyft Group Inc.	2,079	50
*	First Advantage Corp.	3,585	50
	Wabash National Corp.	2,960	49
*	Sterling Infrastructure Inc.	1,903	48
*	Triumph Group Inc.	3,727	48
*	Repay Holdings Corp. Class A	5,212	48
	Douglas Dynamics Inc.	1,616	47
*	TrueBlue Inc.	2,303	47
*	FARO Technologies Inc.	1,357	46
*	International Money Express Inc.	2,060	46
*	BTRS Holdings Inc. Class A	6,758	46
	CRA International Inc.	495	45
	Heartland Express Inc.	2,979	45
*	Titan Machinery Inc.	1,450	45
*	Vivint Smart Home Inc.	7,206	45
*	Conduent Inc.	10,724	44
	Gorman-Rupp Co.	1,659	44
*	Titan International Inc.	3,161	44
	Ennis Inc.	2,004	43
	Myers Industries Inc.	2,212	43
	Resources Connection Inc.	2,215	43
*	Cimpress plc	1,271	43
*	Teekay Tankers Ltd. Class A	1,763	43
*	Hayward Holdings Inc.	4,099	43
	Chase Corp.	471	42
*	BlueLinx Holdings Inc.	580	41
	Costamare Inc.	3,636	41
	Insteel Industries Inc.	1,385	40
*	Transcat Inc.	544	40
*	Franklin Covey Co.	826	39
*	Great Lakes Dredge & Dock Corp.	4,061	39
	Eagle Bulk Shipping Inc.	888	39
*	Sterling Check Corp.	1,811	39
	Barrett Business Services Inc.	475	38
	Cass Information Systems Inc.	1,036	38
	Heidrick & Struggles International Inc.	1,341	38
	Pitney Bowes Inc.	13,106	38
	Pactiv Evergreen Inc.	3,395	38
	Kelly Services Inc. Class A	2,247	36
	Luxfer Holdings plc	2,186	36
	Allied Motion Technologies Inc.	1,001	35
*	Babcock & Wilcox Enterprises Inc.	4,371	35
		Shares	Market Value• ($000)
*	BrightView Holdings Inc.	3,427	35
	VSE Corp.	839	35
*	Vishay Precision Group Inc.	1,024	35
*	Paya Holdings Inc.	5,658	35
*	Paysafe Ltd.	21,361	35
	Genco Shipping & Trading Ltd.	2,501	34
*	Infrastructure and Energy Alternatives Inc.	2,371	34
*	Diversey Holdings Ltd.	5,503	34
*	Microvast Holdings Inc.	13,738	34
*	Archer Aviation Inc. Class A	9,704	34
*	I3 Verticals Inc. Class A	1,426	33
*	Target Hospitality Corp.	2,483	33
	Dorian LPG Ltd.	2,295	33
*	Thermon Group Holdings Inc.	1,838	32
*	Cantaloupe Inc.	4,990	32
*	V2X Inc.	853	30
	Greif Inc. Class B	435	28
*	DXP Enterprises Inc.	1,031	27
*	Ducommun Inc.	624	27
*	Manitowoc Co. Inc.	2,868	27
	Nordic American Tankers Ltd.	10,221	27
	Argan Inc.	744	26
*	Forrester Research Inc.	623	26
	Covenant Logistics Group Inc. Class A	883	25
*	Workhorse Group Inc.	7,930	25
*	Hyliion Holdings Corp.	7,202	25
*	Advantage Solutions Inc.	6,500	24
*	Radiant Logistics Inc.	3,289	23
	Caesarstone Ltd.	2,247	23
*	CS Disco Inc.	1,646	23
*	Custom Truck One Source Inc.	3,270	22
	REV Group Inc.	1,861	21
	Cadre Holdings Inc.	830	21
*	Aspen Aerogels Inc.	1,506	20
*,1	Danimer Scientific Inc.	4,537	20
*	Hudson Technologies Inc.	2,155	18
	Hyster-Yale Materials Handling Inc.	613	18
*	Hireright Holdings Corp.	1,089	18
*	Distribution Solutions Group Inc.	429	17
*	Ardmore Shipping Corp.	1,751	17
*	Aersale Corp.	864	17
	National Presto Industries Inc.	231	16
	Kronos Worldwide Inc.	1,131	15
*	Blade Air Mobility Inc.	2,809	15
*	CIRCOR International Inc.	866	14
*	Tutor Perini Corp.	2,107	14
	Universal Logistics Holdings Inc.	391	14
*	Markforged Holding Corp.	5,554	14
*	Velo3D Inc.	3,215	14
*	IES Holdings Inc.	429	13
	Miller Industries Inc.	544	13
*	Ranpak Holdings Corp. Class A	2,406	13
*	ShotSpotter Inc.	406	13
*	Willdan Group Inc.	590	13
*,1	View Inc.	7,026	13
*	Skillsoft Corp.	4,082	13

27

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	Sarcos Technology and Robotics Corp.	3,815	13
*	Astronics Corp.	1,267	12
*	Teekay Corp.	3,395	12
	Ardagh Group SA	848	12
*	Velodyne Lidar Inc.	9,672	12
*	DHI Group Inc.	2,151	11
*	Daseke Inc.	1,767	11
	Information Services Group Inc.	1,830	11
	Preformed Line Products Co.	141	11
	Safe Bulkers Inc.	3,405	11
*	Blue Bird Corp.	867	10
*	Concrete Pumping Holdings Inc.	1,463	10
	Powell Industries Inc.	401	10
	United States Lime & Minerals Inc.	102	10
	Eneti Inc.	1,142	10
*	Evolv Technologies Holdings Inc.	4,204	10
*	Moneylion Inc.	7,290	10
	Park Aerospace Corp.	791	9
*	Hyzon Motors Inc.	4,393	9
*	Spire Global Inc.	6,331	9
*	PFSweb Inc.	848	8
*	PAM Transportation Services Inc.	272	8
*	Hydrofarm Holdings Group Inc.	2,051	7
*	Quad/Graphics Inc.	1,804	6
*	Atlanticus Holdings Corp.	225	6
*	Atlas Technical Consultants Inc.	686	6
*	Lightning eMotors Inc.	2,004	6
*	Astra Space Inc.	7,192	6
*	Berkshire Grey Inc.	3,108	6
*	Cerberus Cyber Sentinel Corp.	2,290	6
*	Karat Packaging Inc.	268	5
*	Latch Inc.	4,440	5
*	Momentus Inc.	2,739	5
*	Terran Orbital Corp.	1,211	5
*	Redwire Corp.	1,580	4
*	Xos Inc.	2,810	4
*	Priority Technology Holdings Inc.	713	3
*	AEye Inc.	2,256	3
*	IBEX Holdings Ltd.	123	2
			342,220
Other (0.0%)[3]
	Orchid Island Capital Inc. REIT	1,829	25
*,2	Aduro Biotech Inc. CVR	656	—
			25
Real Estate (3.6%)
	American Tower Corp.	31,257	7,941
	Prologis Inc.	49,742	6,193
	Crown Castle Inc.	29,066	4,965
	Equinix Inc.	6,123	4,025
	Public Storage	10,513	3,478
	Realty Income Corp.	40,380	2,757
	Digital Realty Trust Inc.	19,166	2,369
	Welltower Inc.	30,618	2,347
	SBA Communications Corp. Class A	7,179	2,335
		Shares	Market Value• ($000)
	Simon Property Group Inc.	21,969	2,240
	VICI Properties Inc.	64,482	2,127
	AvalonBay Communities Inc.	9,435	1,896
*	CoStar Group Inc.	26,515	1,846
	Equity Residential	25,018	1,831
	Extra Space Storage Inc.	8,927	1,774
*	CBRE Group Inc. Class A	22,176	1,751
	Weyerhaeuser Co.	50,004	1,708
	Alexandria Real Estate Equities Inc.	10,933	1,677
	Duke Realty Corp.	25,833	1,520
	Invitation Homes Inc.	41,042	1,489
	Ventas Inc.	26,998	1,292
	Mid-America Apartment Communities Inc.	7,730	1,281
	Sun Communities Inc.	8,088	1,243
	Essex Property Trust Inc.	4,401	1,167
	WP Carey Inc.	12,618	1,060
	Iron Mountain Inc.	19,383	1,020
	UDR Inc.	21,203	951
	Healthpeak Properties Inc.	36,223	951
	Camden Property Trust	6,874	883
	Kimco Realty Corp.	40,497	854
	Host Hotels & Resorts Inc.	47,650	847
	Boston Properties Inc.	10,528	836
	Equity LifeStyle Properties Inc.	11,913	835
	Gaming and Leisure Properties Inc.	15,722	759
	Life Storage Inc.	5,646	718
	American Homes 4 Rent Class A	20,152	717
	Regency Centers Corp.	11,524	701
	CubeSmart	15,054	693
	Rexford Industrial Realty Inc.	11,033	686
	Healthcare Realty Trust Inc. Class A Blank	25,325	616
	Medical Properties Trust Inc.	39,960	584
*	Jones Lang LaSalle Inc.	3,313	573
	Lamar Advertising Co. Class A	5,788	543
	Americold Realty Trust Inc.	18,170	535
	Federal Realty Investment Trust	5,273	534
	National Retail Properties Inc.	11,694	525
	Omega Healthcare Investors Inc.	15,891	519
	EastGroup Properties Inc.	2,762	456
	STORE Capital Corp.	16,679	450
	First Industrial Realty Trust Inc.	8,760	444
	Brixmor Property Group Inc.	20,092	432
	Apartment Income REIT Corp.	10,455	427
	Kilroy Realty Corp.	7,910	386
	STAG Industrial Inc.	12,135	374
	Agree Realty Corp.	4,946	373
	Spirit Realty Capital Inc.	9,053	370
	Rayonier Inc.	9,880	351
*	Zillow Group Inc. Class C	10,482	351
	Vornado Realty Trust	11,613	304
	Terreno Realty Corp.	4,868	297

28

Russell 3000 Index Fund
		Shares	Market Value• ($000)
	Independence Realty Trust Inc.	15,157	295
	National Storage Affiliates Trust	5,786	292
*	Ryman Hospitality Properties Inc.	3,532	290
	Kite Realty Group Trust	14,547	282
	Physicians Realty Trust	15,877	265
	Cousins Properties Inc.	9,741	262
	Phillips Edison & Co. Inc.	7,570	247
	Sabra Health Care REIT Inc.	16,028	240
	Apple Hospitality REIT Inc.	14,928	237
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	5,833	231
	Broadstone Net Lease Inc.	11,940	229
	Highwoods Properties Inc.	7,472	227
	EPR Properties	5,144	224
	Park Hotels & Resorts Inc.	16,002	224
	Douglas Emmett Inc.	11,230	219
	PotlatchDeltic Corp.	4,548	211
	Essential Properties Realty Trust Inc.	9,139	207
	LXP Industrial Trust	19,987	201
	Corporate Office Properties Trust	7,657	198
*	Equity Commonwealth	7,512	198
	National Health Investors Inc.	3,017	198
*	DigitalBridge Group Inc.	10,303	183
	SL Green Realty Corp.	4,113	182
	Innovative Industrial Properties Inc.	1,926	177
	JBG SMITH Properties	8,029	176
	Outfront Media Inc.	9,507	168
*	Howard Hughes Corp.	2,622	167
	SITE Centers Corp.	12,703	165
*	Sunstone Hotel Investors Inc.	14,309	156
	Pebblebrook Hotel Trust	8,784	155
*	Zillow Group Inc. Class A	4,646	155
*	Cushman & Wakefield plc	10,320	154
	Four Corners Property Trust Inc.	5,561	150
	CareTrust REIT Inc.	6,709	145
	Kennedy-Wilson Holdings Inc.	8,245	145
	Uniti Group Inc.	15,340	144
	Retail Opportunity Investments Corp.	8,358	140
	Macerich Co.	14,529	139
	RLJ Lodging Trust	11,337	137
*	Opendoor Technologies Inc.	30,064	130
	Hudson Pacific Properties Inc.	9,635	127
	LTC Properties Inc.	2,826	127
*	Xenia Hotels & Resorts Inc.	7,991	127
	Urban Edge Properties	7,901	124
*	DiamondRock Hospitality Co.	13,654	119
	InvenTrust Properties Corp.	4,438	117
	Washington REIT	5,650	111
	Easterly Government Properties Inc. Class A	6,109	110
	Tanger Factory Outlet Centers Inc.	6,735	104
	Global Net Lease Inc.	7,301	101
		Shares	Market Value• ($000)
	Acadia Realty Trust	6,205	99
	Newmark Group Inc. Class A	9,652	99
	Piedmont Office Realty Trust Inc. Class A	8,064	95
	American Assets Trust Inc.	3,315	92
	Paramount Group Inc.	13,162	91
*	Apartment Investment and Management Co. Class A	10,342	91
*	Alexander & Baldwin Inc.	4,822	90
*	Veris Residential Inc.	6,511	88
	St. Joe Co.	2,306	88
	Brandywine Realty Trust	10,884	87
	Service Properties Trust	11,832	81
*	Anywhere Real Estate Inc.	8,123	79
	Centerspace	1,042	79
	NexPoint Residential Trust Inc.	1,482	78
	Getty Realty Corp.	2,556	77
	Necessity Retail REIT Inc.	9,392	70
	Armada Hoffler Properties Inc.	5,275	69
	Community Healthcare Trust Inc.	1,705	63
	Office Properties Income Trust	3,487	61
*	Radius Global Infrastructure Inc. Class A (XNMS)	4,451	61
*	GEO Group Inc.	7,345	60
	eXp World Holdings Inc.	4,464	58
	NETSTREIT Corp.	2,956	58
	Empire State Realty Trust Inc. Class A	8,183	57
	UMH Properties Inc.	3,092	56
	Marcus & Millichap Inc.	1,479	55
	Plymouth Industrial REIT Inc.	2,682	54
	Global Medical REIT Inc.	4,876	53
	Summit Hotel Properties Inc.	6,683	53
*	Redfin Corp.	6,370	52
	Alexander's Inc.	214	51
	RPT Realty	5,300	51
	Safehold Inc.	1,333	51
	Farmland Partners Inc.	3,474	50
	Bluerock Residential Growth REIT Inc. Class A	1,854	49
	Universal Health Realty Income Trust	968	49
	Gladstone Land Corp.	2,012	47
	Gladstone Commercial Corp.	2,414	46
*	Compass Inc. Class A	15,695	45
*	Chatham Lodging Trust	3,545	43
	Ares Commercial Real Estate Corp.	3,126	41
	CatchMark Timber Trust Inc. Class A	3,698	39
	RE/MAX Holdings Inc. Class A	1,715	39
	Orion Office REIT Inc.	3,807	38
	City Office REIT Inc.	3,154	36
	Industrial Logistics Properties Trust	4,745	36
*	WeWork Inc. Class A	8,851	36
*	Tejon Ranch Co.	2,164	34

29

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	Seritage Growth Properties Class A	2,670	33
*	FRP Holdings Inc.	532	31
	Saul Centers Inc.	625	28
	Urstadt Biddle Properties Inc. Class A	1,569	26
	Diversified Healthcare Trust	17,635	26
	Douglas Elliman Inc.	5,684	26
	Whitestone REIT	2,502	25
	RMR Group Inc. Class A	873	23
	One Liberty Properties Inc.	778	19
	Indus Realty Trust Inc.	312	19
	Braemar Hotels & Resorts Inc.	3,409	18
	BRT Apartments Corp.	726	17
	CTO Realty Growth Inc.	801	17
*	Ashford Hospitality Trust Inc.	1,897	17
	Franklin Street Properties Corp.	5,505	15
*	Hersha Hospitality Trust Class A	1,557	15
	Postal Realty Trust Inc. Class A	998	15
*	Forestar Group Inc.	857	11
*	Stratus Properties Inc.	305	11
*	Transcontinental Realty Investors Inc.	137	6
	Clipper Realty Inc.	607	5
*	Offerpad Solutions Inc.	3,453	5
			95,702
Technology (25.6%)
	Apple Inc.	1,030,274	161,980
	Microsoft Corp.	504,124	131,813
*	Alphabet Inc. Class A	406,757	44,019
*	Alphabet Inc. Class C	368,672	40,241
*	Meta Platforms Inc. Class A	154,512	25,175
	NVIDIA Corp.	162,247	24,490
	Broadcom Inc.	26,891	13,422
*	Adobe Inc.	31,788	11,871
	Texas Instruments Inc.	62,066	10,254
*	Salesforce Inc.	64,848	10,124
	QUALCOMM Inc.	75,488	9,985
*	Advanced Micro Devices Inc.	108,783	9,232
	Intel Corp.	275,674	8,800
	Intuit Inc.	18,566	8,016
	International Business Machines Corp.	60,607	7,785
	Oracle Corp.	101,888	7,555
*	ServiceNow Inc.	13,494	5,865
	Applied Materials Inc.	59,393	5,587
	Analog Devices Inc.	35,138	5,324
	Micron Technology Inc.	75,086	4,245
	Lam Research Corp.	9,340	4,090
*	Palo Alto Networks Inc.	6,524	3,633
*	Synopsys Inc.	10,256	3,549
	KLA Corp.	10,048	3,458
*	Cadence Design Systems Inc.	18,351	3,189
*	Autodesk Inc.	14,657	2,957
	Amphenol Corp. Class A	39,368	2,895
	Roper Technologies Inc.	7,104	2,860
	Marvell Technology Inc.	57,235	2,680
*	Crowdstrike Holdings Inc. Class A	14,163	2,586
		Shares	Market Value• ($000)
*	Snowflake Inc. Class A	13,217	2,392
	Microchip Technology Inc.	36,250	2,365
*	Atlassian Corp. plc Class A	9,230	2,286
	Cognizant Technology Solutions Corp. Class A	34,996	2,211
*	Workday Inc. Class A	13,139	2,162
*	Fortinet Inc.	44,150	2,150
	HP Inc.	71,142	2,042
*	ON Semiconductor Corp.	29,203	2,008
*	Twitter Inc.	50,289	1,949
*	Datadog Inc. Class A	17,423	1,829
	Corning Inc.	50,920	1,748
	VMware Inc. Class A	14,041	1,629
*	EPAM Systems Inc.	3,697	1,577
	CDW Corp.	9,078	1,550
*	Gartner Inc.	5,252	1,498
*	ANSYS Inc.	5,877	1,459
	Monolithic Power Systems Inc.	3,060	1,387
*	Zoom Video Communications Inc. Class A	17,051	1,371
*	MongoDB Inc. Class A	4,235	1,367
*	Paycom Software Inc.	3,459	1,215
	Hewlett Packard Enterprise Co.	88,087	1,198
*	Cloudflare Inc. Class A	18,838	1,179
*	VeriSign Inc.	6,451	1,175
*	Match Group Inc.	19,285	1,090
	NetApp Inc.	15,044	1,085
	Skyworks Solutions Inc.	10,828	1,067
*	HubSpot Inc.	3,082	1,039
*	Tyler Technologies Inc.	2,768	1,028
*	DoorDash Inc. Class A	16,913	1,013
*	Splunk Inc.	10,862	978
*	Akamai Technologies Inc.	10,610	958
	Entegris Inc.	9,997	949
*	Palantir Technologies Inc. Class A	122,071	942
	Teradyne Inc.	10,751	910
*	Zscaler Inc.	5,626	896
*	Pinterest Inc. Class A	38,796	894
*	Western Digital Corp.	21,159	894
*	Wolfspeed Inc.	7,798	885
	Leidos Holdings Inc.	9,126	867
	Citrix Systems Inc.	8,379	861
	NortonLifeLock Inc.	37,886	856
*	ZoomInfo Technologies Inc. Class A	18,561	843
	SS&C Technologies Holdings Inc.	14,927	832
*	GoDaddy Inc. Class A	10,893	826
*	PTC Inc.	7,078	813
*	Twilio Inc. Class A	11,613	808
*	DocuSign Inc. Class A	13,355	778
*	Okta Inc.	8,415	769
	Amdocs Ltd.	8,084	691
*	Black Knight Inc.	10,409	689
	Dell Technologies Inc. Class C	17,900	685
*	Qorvo Inc.	7,291	655
*	F5 Inc.	4,083	641
*	Zendesk Inc.	8,177	628
*	Unity Software Inc.	14,068	601
*	Manhattan Associates Inc.	4,232	598
*	Globant SA	2,749	579
	Jabil Inc.	9,199	555

30

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	Ceridian HCM Holding Inc.	9,276	553
*	Pure Storage Inc. Class A	19,098	553
*	Avalara Inc.	5,862	537
*	Dynatrace Inc.	13,458	514
*	Lattice Semiconductor Corp.	9,164	494
*	Five9 Inc.	4,685	460
*	Arrow Electronics Inc.	4,382	459
	KBR Inc.	9,328	451
*	CACI International Inc. Class A	1,564	439
*	Elastic NV	5,179	435
	Bentley Systems Inc. Class B	11,439	421
*	UiPath Inc. Class A	25,382	418
*	Change Healthcare Inc.	16,955	417
*	DXC Technology Co.	16,534	410
*	Guidewire Software Inc.	5,716	410
*	II-VI Inc.	8,627	407
*	Dropbox Inc. Class A	18,706	400
*	Aspen Technology Inc.	1,900	400
*	Qualys Inc.	2,623	398
*	Clarivate plc	32,495	379
*	AppLovin Corp. Class A	15,242	375
	Concentrix Corp.	2,926	368
	National Instruments Corp.	8,933	355
*	Mandiant Inc.	15,354	351
	Science Applications International Corp.	3,786	345
*	IAC Inc.	5,369	345
	Universal Display Corp.	2,984	333
	Switch Inc. Class A	9,665	328
*	Novanta Inc.	2,406	322
*	SentinelOne Inc. Class A	11,769	321
	Dolby Laboratories Inc. Class A	4,262	312
*	Synaptics Inc.	2,695	312
*	Rogers Corp.	1,243	311
*	Silicon Laboratories Inc.	2,382	299
*	Cirrus Logic Inc.	3,885	298
*	Tenable Holdings Inc.	7,512	298
*	SPS Commerce Inc.	2,403	293
	Avnet Inc.	6,639	291
*	Coupa Software Inc.	4,970	290
*	Toast Inc. Class A	15,110	286
	TD SYNNEX Corp.	2,934	282
*	Smartsheet Inc. Class A	8,361	278
	Power Integrations Inc.	3,812	273
*	NCR Corp.	8,751	272
	Azenta Inc.	5,112	269
*	Procore Technologies Inc.	4,796	262
*	Fabrinet	2,539	261
*	Nutanix Inc. Class A	14,741	255
*	Alteryx Inc. Class A	4,077	254
*	GLOBALFOUNDRIES Inc.	4,244	254
*	Blackline Inc.	3,672	249
*	RingCentral Inc. Class A	5,607	241
	Vertiv Holdings Co. Class A	20,803	240
*	Ziff Davis Inc.	3,074	238
	Dun & Bradstreet Holdings Inc.	16,708	238
*	Wix.com Ltd.	3,744	237
*	Onto Innovation Inc.	3,331	236
*	Confluent Inc. Class A	8,357	229
*	Teradata Corp.	6,836	225
*	Workiva Inc. Class A	3,300	224
		Shares	Market Value• ($000)
	Advanced Energy Industries Inc.	2,477	222
*	Rapid7 Inc.	3,856	222
*	Alarm.com Holdings Inc.	3,323	221
*	Box Inc. Class A	8,555	220
*	Diodes Inc.	3,050	217
*	DigitalOcean Holdings Inc.	5,157	217
*	New Relic Inc.	3,537	215
*	IPG Photonics Corp.	2,328	211
*	Verint Systems Inc.	4,280	208
*	Varonis Systems Inc. Class B	7,551	207
*	Semtech Corp.	4,397	203
*	Sanmina Corp.	4,105	199
*	Envestnet Inc.	3,695	193
*	Super Micro Computer Inc.	2,963	193
*	Insight Enterprises Inc.	2,111	192
*	Sprout Social Inc. Class A	3,205	192
*	Rambus Inc.	7,400	191
*	Altair Engineering Inc. Class A	3,613	188
*	MACOM Technology Solutions Holdings Inc. Class H	3,389	187
*	Perficient Inc.	2,353	184
*	MaxLinear Inc.	4,956	178
*	Plexus Corp.	1,867	175
	Vishay Intertechnology Inc.	8,705	171
*	Ambarella Inc.	2,492	169
*	Blackbaud Inc.	3,221	168
*	CommVault Systems Inc.	3,084	167
	Kulicke & Soffa Industries Inc.	3,982	167
*	Yelp Inc. Class A	4,689	160
*	NetScout Systems Inc.	4,761	151
*	PagerDuty Inc.	5,789	151
*	FormFactor Inc.	5,107	150
*,1	MicroStrategy Inc. Class A	649	150
*	Bumble Inc. Class A	5,982	150
*	Q2 Holdings Inc.	3,760	149
*	Axcelis Technologies Inc.	2,188	146
*	Ping Identity Holding Corp.	5,169	145
*	Covetrus Inc.	6,662	139
	Amkor Technology Inc.	6,741	136
*	Upwork Inc.	7,764	135
	Progress Software Corp.	2,757	133
	Xerox Holdings Corp.	7,977	133
*	Impinj Inc.	1,443	129
*	Appian Corp. Class A	2,728	128
*	Kyndryl Holdings Inc.	12,199	127
*	Allscripts Healthcare Solutions Inc.	7,407	126
*	Appfolio Inc. Class A	1,243	126
	CSG Systems International Inc.	2,183	126
*	Cargurus Inc.	6,626	124
*	nCino Inc.	3,889	123
*	Sitime Corp.	1,131	120
*	Xometry Inc. Class A	2,407	118
*	TechTarget Inc.	1,807	117
*	Digital Turbine Inc.	5,931	110
*	DoubleVerify Holdings Inc.	4,257	110
*	TTM Technologies Inc.	6,924	109
	Xperi Holding Corp.	6,844	109
*	CCC Intelligent Solutions Holdings Inc.	11,304	108
*	Everbridge Inc.	2,678	107

31

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	Jamf Holding Corp.	4,367	105
	Methode Electronics Inc.	2,539	103
*	Asana Inc. Class A	5,164	99
	Pegasystems Inc.	2,680	98
*	Schrodinger Inc.	3,564	98
*	Paycor HCM Inc.	3,259	97
	Shutterstock Inc.	1,734	96
	CTS Corp.	2,240	95
*	KnowBe4 Inc. Class A	4,951	95
*	Clear Secure Inc. Class A	4,126	95
*	Parsons Corp.	2,259	93
*	E2open Parent Holdings Inc.	13,597	93
*	Ultra Clean Holdings Inc.	2,975	87
*	Cohu Inc.	3,219	86
*	LiveRamp Holdings Inc.	4,348	86
*	3D Systems Corp.	8,536	86
*	C3.ai Inc. Class A	4,662	84
*	ePlus Inc.	1,769	83
*	Thoughtworks Holding Inc.	6,035	79
*	Model N Inc.	2,567	77
*	Veeco Instruments Inc.	3,571	75
*	BigCommerce Holdings Inc. Series 1	4,520	75
*	Agilysys Inc.	1,422	74
*	Fastly Inc. Class A	7,633	71
*	Photronics Inc.	4,209	71
*	Allegro MicroSystems Inc.	2,899	68
*	Matterport Inc.	13,458	62
*	Avid Technology Inc.	2,148	59
	Benchmark Electronics Inc.	2,134	59
*	Grid Dynamics Holdings Inc.	2,939	59
*	Magnite Inc.	7,863	59
*	SMART Global Holdings Inc.	3,167	58
*	indie Semiconductor Inc. Class A	6,767	58
	A10 Networks Inc.	4,073	57
	Simulations Plus Inc.	928	56
*	Duck Creek Technologies Inc.	4,678	56
*	Vimeo Inc.	9,432	56
*	Momentive Global Inc.	7,864	56
*	PAR Technology Corp.	1,564	55
*	Sumo Logic Inc.	6,253	55
*	Planet Labs PBC	9,962	55
*,1	MicroVision Inc.	11,180	54
*	PubMatic Inc. Class A	2,737	54
*	Informatica Inc. Class A	2,425	54
*	PROS Holdings Inc.	2,549	53
*	Zuora Inc. Class A	6,966	53
*	Ichor Holdings Ltd.	1,716	53
*	Amplitude Inc. Class A	3,472	53
*	PDF Solutions Inc.	1,986	52
*	ACM Research Inc. Class A	3,074	52
*	Alpha & Omega Semiconductor Ltd.	1,314	51
*	Consensus Cloud Solutions Inc.	1,019	51
*	IonQ Inc.	8,366	50
*	LivePerson Inc.	4,226	49
*	EngageSmart Inc.	2,441	49
*	ScanSource Inc.	1,608	47
*	Cerence Inc.	2,364	47
	Ebix Inc.	1,771	46
*	N-Able Inc.	4,618	46
		Shares	Market Value• ($000)
*	Squarespace Inc. Class A	2,165	45
*	Definitive Healthcare Corp. Class A	2,220	45
	Sapiens International Corp. NV	1,951	43
*	Tucows Inc. Class A	888	42
*	Telos Corp.	4,272	42
*	Olo Inc. Class A	5,407	42
*	AvePoint Inc.	8,887	42
*	CEVA Inc.	1,404	41
	Hackett Group Inc.	1,974	41
*	Blend Labs Inc. Class A	13,138	41
*	Alkami Technology Inc.	2,788	40
	American Software Inc. Class A	2,322	39
*	nLight Inc.	3,125	39
*	Unisys Corp.	4,029	38
*	ChannelAdvisor Corp.	2,445	37
*	Edgio Inc.	10,003	37
*	Core Scientific Inc.	17,007	37
*	Domo Inc. Class B	1,779	34
*	Mitek Systems Inc.	3,348	34
*	MeridianLink Inc.	1,936	34
*	Eventbrite Inc. Class A	4,622	33
*	ForgeRock Inc. Class A	1,934	33
*	Skillz Inc. Class A	23,879	32
*	SolarWinds Corp.	3,526	32
*	Cvent Holding Corp.	6,348	32
	PC Connection Inc.	623	31
*	Couchbase Inc.	1,806	30
*	AXT Inc.	3,354	29
*	Yext Inc.	6,443	29
*	Kimball Electronics Inc.	1,314	28
*	Identiv Inc.	1,890	28
*	SmartRent Inc.	8,389	27
*	Enfusion Inc. Class A	2,212	27
*	Credo Technology Group Holding Ltd.	1,947	27
*	OneSpan Inc.	2,182	25
*	EverCommerce Inc.	2,001	23
*	Rackspace Technology Inc.	4,643	21
*	Rimini Street Inc.	3,927	20
*	Cyxtera Technologies Inc.	3,222	20
*	CyberOptics Corp.	364	19
*	ON24 Inc.	2,082	19
*	Bandwidth Inc. Class A	1,165	18
*	Mediaalpha Inc. Class A	1,977	17
*	Aeva Technologies Inc.	5,329	16
*	Upland Software Inc.	1,389	15
*	Atomera Inc.	1,040	13
*	NerdWallet Inc. Class A	1,291	13
*	Brightcove Inc.	1,881	12
*	Diebold Nixdorf Inc.	3,360	12
*	Ouster Inc.	7,731	12
*	Intapp Inc.	863	12
*	Digimarc Corp.	632	11
*	Groupon Inc. Class A	1,073	11
*	Zeta Global Holdings Corp. Class A	1,573	11
*	Benefitfocus Inc.	1,296	10
*	TrueCar Inc.	4,681	10
*	Veritone Inc.	1,379	10
*	UserTesting Inc.	2,381	10
	Vivid Seats Inc. Class A	1,246	10
*	eGain Corp.	949	9
*	Red Violet Inc.	482	9
*,1	Cleanspark Inc.	2,012	9

32

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	Porch Group Inc.	3,964	9
*	Vinco Ventures Inc.	9,105	9
*	1stdibs.com Inc.	1,386	9
*	WM Technology Inc.	3,615	9
*	NextNav Inc.	2,566	9
*	EverQuote Inc. Class A	921	8
*	IronNet Inc.	3,240	7
*	Arteris Inc.	972	7
*,1	Cipher Mining Inc.	3,610	7
*	Rockley Photonics Holdings Ltd.	5,110	7
*	Avaya Holdings Corp.	4,038	6
*	Beachbody Co. Inc.	5,263	6
*	Transphorm Inc.	1,106	6
*	Arena Group Holdings Inc.	569	6
*	SkyWater Technology Inc.	397	5
*	KORE Group Holdings Inc.	1,790	5
*	Nutex Health Inc.	1,948	5
*	SecureWorks Corp. Class A	401	4
*	Viant Technology Inc. Class A	543	2
*	Loyalty Ventures Inc.	936	2
*	Weave Communications Inc.	398	2
*,1	Cryptyde Inc.	910	1
			682,139
Telecommunications (2.5%)
	Cisco Systems Inc.	280,132	12,528
	Verizon Communications Inc.	283,293	11,844
	Comcast Corp. Class A	299,623	10,843
	AT&T Inc.	482,636	8,465
*	T-Mobile US Inc.	40,135	5,778
*	Charter Communications Inc. Class A	7,794	3,216
	Motorola Solutions Inc.	11,096	2,701
*	Arista Networks Inc.	16,813	2,016
*	Liberty Broadband Corp. Class C	8,218	836
	Lumen Technologies Inc.	69,454	692
	Juniper Networks Inc.	21,522	612
*	Roku Inc.	8,106	551
*	Ciena Corp.	10,240	520
	Cable One Inc.	406	461
*	Frontier Communications Parent Inc.	16,691	430
*	Lumentum Holdings Inc.	4,696	392
*	Iridium Communications Inc.	8,429	374
*	DISH Network Corp. Class A	17,143	297
*	Calix Inc.	3,883	229
*	Viavi Solutions Inc.	15,784	222
*	Liberty Broadband Corp. Class A	1,922	194
*	ViaSat Inc.	4,769	181
*	CommScope Holding Co. Inc.	14,029	159
	Cogent Communications Holdings Inc.	2,963	158
*	Altice USA Inc. Class A	13,815	138
	Ubiquiti Inc.	398	124
*	Extreme Networks Inc.	8,556	123
	Telephone and Data Systems Inc.	6,714	109
	Adtran Holdings Inc.	4,604	107
	InterDigital Inc.	1,997	100
		Shares	Market Value• ($000)
*	Globalstar Inc.	42,487	85
*	Clearfield Inc.	720	84
*	Liberty Latin America Ltd. Class C	11,171	78
*	Infinera Corp.	13,594	74
*	Digi International Inc.	2,057	68
	Shenandoah Telecommunications Co.	2,980	66
*,1	Lightwave Logic Inc.	7,915	63
*	WideOpenWest Inc.	3,510	62
*	Harmonic Inc.	5,461	61
*	NETGEAR Inc.	2,068	49
*,1	fuboTV Inc.	13,472	49
	ATN International Inc.	1,026	48
*	Gogo Inc.	3,223	48
*	EchoStar Corp. Class A	2,424	45
*	Liberty Latin America Ltd. Class A	5,976	42
*	United States Cellular Corp.	1,358	39
*	Anterix Inc.	817	35
*	8x8 Inc.	5,909	31
*	Aviat Networks Inc.	895	28
*	Consolidated Communications Holdings Inc.	3,889	22
*	IDT Corp. Class B	762	19
	Comtech Telecommunications Corp.	1,274	14
*	Ooma Inc.	1,091	13
*	Charge Enterprises Inc.	5,369	13
*	Ribbon Communications Inc.	3,408	12
*	Inseego Corp.	4,042	11
*	DZS Inc.	846	11
*	Akoustis Technologies Inc.	2,107	9
*	Cambium Networks Corp.	467	9
*	Casa Systems Inc.	1,540	6
*	Kaleyra Inc.	2,443	4
*	Starry Group Holdings Inc.	1,218	3
			65,601
Utilities (3.4%)
	NextEra Energy Inc.	132,252	11,249
	Duke Energy Corp.	51,777	5,536
	Southern Co.	71,343	5,498
	Waste Management Inc.	27,915	4,718
	Dominion Energy Inc.	54,491	4,457
	Sempra Energy (XNYS)	21,171	3,493
	American Electric Power Co. Inc.	34,523	3,459
	Exelon Corp.	65,923	2,895
	Xcel Energy Inc.	36,685	2,724
	Consolidated Edison Inc.	23,860	2,332
	WEC Energy Group Inc.	21,351	2,202
	Public Service Enterprise Group Inc.	33,603	2,163
	Eversource Energy	23,256	2,086
	Republic Services Inc. Class A	13,847	1,976
	American Water Works Co. Inc.	12,220	1,814
	Constellation Energy Corp.	22,018	1,796
	Edison International	25,451	1,725
	DTE Energy Co.	12,959	1,689
	Ameren Corp.	17,154	1,589
	Entergy Corp.	13,717	1,582

33

Russell 3000 Index Fund
		Shares	Market Value• ($000)
	FirstEnergy Corp.	36,578	1,447
	PPL Corp.	49,693	1,445
	CMS Energy Corp.	19,604	1,324
	CenterPoint Energy Inc.	41,912	1,322
*	PG&E Corp.	104,790	1,292
	AES Corp.	44,893	1,143
	Atmos Energy Corp.	9,064	1,028
	Alliant Energy Corp.	16,813	1,026
	Evergy Inc.	14,706	1,008
	NiSource Inc.	26,561	784
	Essential Utilities Inc.	15,334	754
	Vistra Corp.	28,742	711
	NRG Energy Inc.	15,804	652
	Pinnacle West Capital Corp.	7,635	575
	UGI Corp.	13,942	551
	OGE Energy Corp.	13,100	531
*	Sunrun Inc.	13,904	459
	National Fuel Gas Co.	5,836	416
*	Clean Harbors Inc.	3,426	402
	IDACORP Inc.	3,446	376
*	Southwest Gas Holdings Inc.	4,479	349
	Brookfield Renewable Corp. Class A	8,758	336
	Black Hills Corp.	4,322	326
	Portland General Electric Co.	6,103	315
	Brookfield Infrastructure Corp. Class A (XTSE)	6,496	309
*	Stericycle Inc.	6,106	306
	Hawaiian Electric Industries Inc.	7,496	293
	ONE Gas Inc.	3,675	288
	New Jersey Resources Corp.	6,467	285
*	Evoqua Water Technologies Corp.	8,062	283
	Ormat Technologies Inc. (XNYS)	3,011	281
	South Jersey Industries Inc.	8,313	281
*	Casella Waste Systems Inc. Class A	3,416	280
	PNM Resources Inc.	5,731	272
	Spire Inc.	3,469	242
	Avangrid Inc.	4,782	236
	ALLETE Inc.	3,888	230
	American States Water Co.	2,756	229
	California Water Service Group	3,745	219
	Avista Corp.	5,342	217
	NorthWestern Corp.	3,886	206
	MGE Energy Inc.	2,520	194
*	Sunnova Energy International Inc.	6,647	168
	Clearway Energy Inc. Class C	4,415	164
	Chesapeake Utilities Corp.	1,235	156
	Clearway Energy Inc. Class A	3,409	118
		Shares	Market Value• ($000)
	Northwest Natural Holding Co.	2,422	115
	SJW Group	1,790	115
	Middlesex Water Co.	1,124	100
*	Archaea Energy Inc. Class A	3,717	73
	Unitil Corp.	1,150	60
*	Li-Cycle Holdings Corp.	8,211	59
	York Water Co.	1,173	52
	Artesian Resources Corp. Class A	663	36
	Excelerate Energy Inc. Class A	1,402	36
*	Harsco Corp.	6,081	35
*	Heritage-Crystal Clean Inc.	1,077	35
*	Altus Power Inc.	3,378	35
*	Vertex Energy Inc.	3,823	33
	Aris Water Solution Inc. Class A	1,233	21
*	NuScale Power Corp.	857	12
*	Pure Cycle Corp.	931	10
	Global Water Resources Inc.	630	9
	Via Renewables Inc. Class A	617	5
			89,653
Total Common Stocks (Cost $2,324,388)			2,656,331
Temporary Cash Investments (3.5%)
Money Market Fund (3.5%)
[4,5]	Vanguard Market Liquidity Fund, 2.284% (Cost $92,896)	929,245	92,897
Total Investments (103.2%) (Cost $2,417,284)			2,749,228
Other Assets and Liabilities—Net (-3.2%)			(84,678)
Net Assets (100%)			2,664,550
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $3,697,000.
2	Security value determined using significant unobservable inputs.
3	“Other” represents securities that are not classified by the fund’s benchmark index.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Collateral of $3,939,000 was received for securities on loan.
ADR—American Depositary Receipt.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

34

Russell 3000 Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	September 2022	12	1,107	(47)
E-mini S&P 500 Index	September 2022	36	7,122	(281)
				(328)

See accompanying Notes, which are an integral part of the Financial Statements.
35

Russell 3000 Index Fund
Statement of Assets and Liabilities
As of August 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $2,324,388)	2,656,331
Affiliated Issuers (Cost $92,896)	92,897
Total Investments in Securities	2,749,228
Investment in Vanguard	94
Cash Collateral Pledged—Futures Contracts	380
Receivables for Investment Securities Sold	127
Receivables for Accrued Income	3,809
Receivables for Capital Shares Issued	5
Total Assets	2,753,643
Liabilities
Due to Custodian	203
Payables for Investment Securities Purchased	84,788
Collateral for Securities on Loan	3,939
Payables for Capital Shares Redeemed	4
Payables to Vanguard	104
Variation Margin Payable—Futures Contracts	55
Total Liabilities	89,093
Net Assets	2,664,550
1 Includes $3,697 of securities on loan.
At August 31, 2022, net assets consisted of:

Paid-in Capital	2,399,519
Total Distributable Earnings (Loss)	265,031
Net Assets	2,664,550

ETF Shares—Net Assets
Applicable to 6,850,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,219,080
Net Asset Value Per Share—ETF Shares	$177.97

Institutional Shares—Net Assets
Applicable to 4,196,097 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,445,470
Net Asset Value Per Share—Institutional Shares	$344.48

See accompanying Notes, which are an integral part of the Financial Statements.
36

Russell 3000 Index Fund
Statement of Operations

Year Ended August 31, 2022
($000)
Investment Income
Income
Dividends[1]	32,141
Interest[2]	92
Securities Lending—Net	147
Total Income	32,380
Expenses
The Vanguard Group—Note B
Investment Advisory Services	233
Management and Administrative—ETF Shares	801
Management and Administrative—Institutional Shares	622
Marketing and Distribution—ETF Shares	64
Marketing and Distribution—Institutional Shares	44
Custodian Fees	69
Auditing Fees	27
Shareholders’ Reports—ETF Shares	38
Shareholders’ Reports—Institutional Shares	1
Trustees’ Fees and Expenses	1
Other Expenses	96
Total Expenses	1,996
Net Investment Income	30,384
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	198,531
Futures Contracts	(1,347)
Realized Net Gain (Loss)	197,184
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(538,065)
Futures Contracts	(626)
Change in Unrealized Appreciation (Depreciation)	(538,691)
Net Increase (Decrease) in Net Assets Resulting from Operations	(311,123)
1	Dividends are net of foreign withholding taxes of $12,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $91,000, less than $1,000, less than $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $233,200,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
37

Russell 3000 Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	30,384	26,666
Realized Net Gain (Loss)	197,184	176,329
Change in Unrealized Appreciation (Depreciation)	(538,691)	371,737
Net Increase (Decrease) in Net Assets Resulting from Operations	(311,123)	574,732
Distributions
ETF Shares	(15,187)	(11,774)
Institutional Shares	(13,526)	(14,477)
Total Distributions	(28,713)	(26,251)
Capital Share Transactions
ETF Shares	275,640	160,316
Institutional Shares	450,842	(159,141)
Net Increase (Decrease) from Capital Share Transactions	726,482	1,175
Total Increase (Decrease)	386,646	549,656
Net Assets
Beginning of Period	2,277,904	1,728,248
End of Period	2,664,550	2,277,904

See accompanying Notes, which are an integral part of the Financial Statements.
38

Russell 3000 Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$208.13	$158.71	$133.26	$133.98	$113.52
Investment Operations
Net Investment Income[1]	2.662	2.385	2.416	2.312	2.099
Net Realized and Unrealized Gain (Loss) on Investments	(30.247)	49.386	25.494	(.730)	20.442
Total from Investment Operations	(27.585)	51.771	27.910	1.582	22.541
Distributions
Dividends from Net Investment Income	(2.575)	(2.351)	(2.460)	(2.302)	(2.081)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.575)	(2.351)	(2.460)	(2.302)	(2.081)
Net Asset Value, End of Period	$177.97	$208.13	$158.71	$133.26	$133.98
Total Return	-13.36%	32.90%	21.31%	1.25%	20.07%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,219	$1,124	$710	$463	$412
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.36%	1.31%	1.74%	1.79%	1.70%
Portfolio Turnover Rate[2]	8%	10%	8%	10%	14%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
39

Russell 3000 Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$402.86	$307.19	$257.87	$259.33	$219.72
Investment Operations
Net Investment Income[1]	5.323	4.689	4.739	4.499	4.220
Net Realized and Unrealized Gain (Loss) on Investments	(58.648)	95.580	49.347	(1.394)	39.578
Total from Investment Operations	(53.325)	100.269	54.086	3.105	43.798
Distributions
Dividends from Net Investment Income	(5.055)	(4.599)	(4.766)	(4.565)	(4.188)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(5.055)	(4.599)	(4.766)	(4.565)	(4.188)
Net Asset Value, End of Period	$344.48	$402.86	$307.19	$257.87	$259.33
Total Return	-13.34%	32.94%	21.38%	1.27%	20.15%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,445	$1,154	$1,018	$871	$879
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	1.40%	1.34%	1.76%	1.81%	1.77%
Portfolio Turnover Rate[2]	8%	10%	8%	10%	14%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
40

Russell 3000 Index Fund
Notes to Financial Statements
Vanguard Russell 3000 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
41

Russell 3000 Index Fund
During the year ended August 31, 2022, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple
42

Russell 3000 Index Fund
Secured Overnight Financing Rate inclusive of an additional agreed-upon spread.  However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2022, the fund had contributed to Vanguard capital in the amount of $94,000, representing less than 0.01% of the fund’s net assets and 0.04% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
43

Russell 3000 Index Fund
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	2,656,315	12	4	2,656,331
Temporary Cash Investments	92,897	—	—	92,897
Total	2,749,212	12	4	2,749,228
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	328	—	—	328
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and passive foreign investment companies were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	233,185
Total Distributable Earnings (Loss)	(233,185)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of unrealized gains from passive foreign investment companies; and the classification of securities for tax purposes. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	7,283
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(57,192)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	314,940
44

Russell 3000 Index Fund
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	28,713	26,251
Long-Term Capital Gains	—	—
Total	28,713	26,251
*	Includes short-term capital gains, if any.
As of August 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	2,434,288
Gross Unrealized Appreciation	530,069
Gross Unrealized Depreciation	(215,129)
Net Unrealized Appreciation (Depreciation)	314,940
E.	During the year ended August 31, 2022, the fund purchased $1,319,849,000 of investment securities and sold $592,419,000 of investment securities, other than temporary cash investments. Purchases and sales include $416,123,000 and $415,568,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2022, such purchases were $19,818,000 and sales were $13,985,000, resulting in net realized loss of $5,370,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	604,261	3,075	478,092	2,675
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(328,621)	(1,625)	(317,776)	(1,750)
Net Increase (Decrease)—ETF Shares	275,640	1,450	160,316	925
45

Russell 3000 Index Fund
	Year Ended August 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Institutional Shares
Issued	858,256	2,365	264,939	764
Issued in Lieu of Cash Distributions	11,990	31	12,831	38
Redeemed	(419,404)	(1,064)	(436,911)	(1,252)
Net Increase (Decrease)—Institutional Shares	450,842	1,332	(159,141)	(450)
At August 31, 2022, one shareholder was a record or beneficial owner of 25% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2022, that would require recognition or disclosure in these financial statements.
46

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Russell 3000 Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Russell 3000 Index Fund (one of the funds constituting Vanguard Scottsdale Funds, referred to hereafter as the "Fund") as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers  LLP
Philadelphia, Pennsylvania
October 20, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
47

Tax information (unaudited)
For corporate shareholders, 95.7%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $28,189,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $524,000, or if subsequently determined to be different, the maximum amount allowable by law, of qualified business income for individual shareholders for the fiscal year.
The fund hereby designates $32,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
48

Trustees Approve Advisory Arrangement
The board of trustees of Vanguard Russell 3000 Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decisions.
Nature, extent, and quality of services
The board reviewed the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also below the peer-group average.
49

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that the fund’s arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
50

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard Scottsdale Funds approved the appointment of liquidity risk management program administrators responsible for administering Vanguard Russell 3000 Index Fund's Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2021, through December 31, 2021 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
51

The Products are not sponsored, endorsed, sold or promoted by Frank Russell Company (“Russell”). Russell makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Russell 3000 Index to track general stock market performance or a segment of the same. Russell’s publication of the Russell 3000 Index in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell 3000 Index are based. Russell’s only relationship to The Vanguard Group, Inc. is the licensing of certain trademarks and trade names of Russell and of the Russell 3000 Index which are determined, composed and calculated by Russell without regard to The Vanguard Group, Inc. or the Products. Russell is not responsible for and has not reviewed the Products nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell has no obligation or liability in connection with the administration, marketing or trading of the Products.
Russell makes no representation, warranty or guarantee as to the accuracy, completeness, reliability or otherwise of the Russell Indexes or any data included in the Russell Indexes. Russell does not guarantee the accuracy and/or the completeness of the Russell 3000 Index or any data included therein and Russell shall have no liability for any errors, omissions, or interruptions therein. Russell makes no warranty, express or implied, as to the use of or results to be obtained by The Vanguard Group, Inc., investors, owners of the Products, or any other person or entity from the use of the Russell 3000 Index or any data included therein. Russell makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell 3000 Index or any data included therein. Without limiting any of the foregoing, in no event shall Russell have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.
52

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
© 2022 The Vanguard Group, Inc.
All rights reserved.
U.S. Patent Nos. 6,879,964.
Vanguard Marketing Corporation, Distributor.
Q18540 102022

Annual Report  |  August 31, 2022
Vanguard Treasury Index Funds
Vanguard Short-Term Treasury Index Fund
Vanguard Intermediate-Term Treasury Index Fund
Vanguard Long-Term Treasury Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended August 31, 2022, returns for the three Vanguard Treasury bond index funds ranged from –22.69% for all share classes of the Long-Term Treasury Index Fund to –4.07% for ETF Shares (based on net value) of the Short-Term Treasury Index Fund. All three funds’ returns were in line with their target indexes.
•	The investment outlook grew more challenging during the 12-month period. Sentiment deteriorated as inflation soared to multidecade highs, fueled in part by higher energy and food prices after Russia’s invasion of Ukraine. The Federal Reserve reacted by raising interest rates, which weighed on bond prices and sparked fears of recession.
•	Yields of U.S. Treasuries rose across the maturity spectrum, with more movement at the shorter end of the yield curve, given the prospect of more Fed rate hikes. The broad U.S. investment-grade bond market returned –11.65%, as measured by the Bloomberg U.S. Aggregate Float Adjusted Index.
•	Treasuries, as measured by the Bloomberg U.S. Treasury Index, returned –10.80%. Corporate bonds, as measured by the Bloomberg U.S. Corporate Bond Index, returned –14.91%.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-12.96%	12.14%	11.61%
Russell 2000 Index (Small-caps)	-17.88	8.59	6.95
Russell 3000 Index (Broad U.S. market)	-13.28	11.90	11.29
FTSE All-World ex US Index (International)	-19.00	3.48	2.12
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-11.65%	-2.01%	0.54%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.63	-0.83	1.28
FTSE Three-Month U.S. Treasury Bill Index	0.44	0.56	1.10
CPI
Consumer Price Index	8.26%	4.90%	3.82%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended August 31, 2022
	Beginning Account Value 2/28/2022	Ending Account Value 8/31/2022	Expenses Paid During Period
Based on Actual Fund Return
Short-Term Treasury Index Fund
ETF Shares	$1,000.00	$976.90	$0.20
Admiral™ Shares	1,000.00	976.70	0.35
Institutional Shares	1,000.00	976.80	0.25
Intermediate-Term Treasury Index Fund
ETF Shares	$1,000.00	$934.20	$0.20
Admiral Shares	1,000.00	934.00	0.34
Institutional Shares	1,000.00	934.30	0.24
Long-Term Treasury Index Fund
ETF Shares	$1,000.00	$818.00	$0.18
Admiral Shares	1,000.00	818.10	0.32
Institutional Shares	1,000.00	817.80	0.23
Based on Hypothetical 5% Yearly Return
Short-Term Treasury Index Fund
ETF Shares	$1,000.00	$1,025.00	$0.20
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26
Intermediate-Term Treasury Index Fund
ETF Shares	$1,000.00	$1,025.00	$0.20
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26
Long-Term Treasury Index Fund
ETF Shares	$1,000.00	$1,025.00	$0.20
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26
The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Treasury Index Fund, 0.04% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Intermediate-Term Treasury Index Fund, 0.04% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; and for the Long-Term Treasury Index Fund, 0.04% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

Short-Term Treasury Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2012, Through August 31, 2022
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Short-Term Treasury Index Fund ETF Shares Net Asset Value	-4.07%	0.70%	0.64%	$10,663
Short-Term Treasury Index Fund ETF Shares Market Price	-4.04	0.70	0.64	10,662
Spliced Bloomberg U.S. Treasury 1–3 Year Index	-4.03	0.74	0.71	10,738
Bloomberg U.S. Aggregate Float Adjusted Index	-11.65	0.54	1.36	11,452
Spliced Bloomberg U.S. Treasury 1–3 Year Index: Bloomberg U.S. 1–3 Year Government Float Adjusted Index through December 11, 2017; Bloomberg U.S. Treasury 1–3 Year Bond Index thereafter.
See Financial Highlights for dividend and capital gains information.
4

Short-Term Treasury Index Fund
		Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Short-Term Treasury Index Fund Admiral Shares	-4.09%	0.67%	0.63%	$10,649
Spliced Bloomberg U.S. Treasury 1–3 Year Index	-4.03	0.74	0.71	10,738
Bloomberg U.S. Aggregate Float Adjusted Index	-11.65	0.54	1.36	11,452

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Short-Term Treasury Index Fund Institutional Shares	-4.08%	0.69%	0.66%	$5,338,076
Spliced Bloomberg U.S. Treasury 1–3 Year Index	-4.03	0.74	0.71	5,369,046
Bloomberg U.S. Aggregate Float Adjusted Index	-11.65	0.54	1.36	5,725,801
Cumulative Returns of ETF Shares: August 31, 2012, Through August 31, 2022
	One Year	Five Years	Ten Years
Short-Term Treasury Index Fund ETF Shares Market Price	-4.04%	3.53%	6.62%
Short-Term Treasury Index Fund ETF Shares Net Asset Value	-4.07	3.53	6.63
Spliced Bloomberg U.S. Treasury 1–3 Year Index	-4.03	3.78	7.38
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
5

Short-Term Treasury Index Fund
Distribution by Stated Maturity
As of August 31, 2022
Under 1 Year	0.1%
1 - 2 Years	57.0
2 - 3 Years	42.6
3 - 4 Years	0.3
The table reflects the fund's investments, except for temporary cash investments.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
6

Short-Term Treasury Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (99.5%)
U.S. Government Securities (99.5%)
United States Treasury Note/Bond	6.250%	8/15/23	18,790	19,268
United States Treasury Note/Bond	0.125%	9/15/23	196,330	189,643
United States Treasury Note/Bond	0.250%	9/30/23	198,815	192,043
United States Treasury Note/Bond	1.375%	9/30/23	143,782	140,569
United States Treasury Note/Bond	2.875%	9/30/23	127,820	127,001
United States Treasury Note/Bond	0.125%	10/15/23	298,352	287,397
United States Treasury Note/Bond	0.375%	10/31/23	212,067	204,645
United States Treasury Note/Bond	1.625%	10/31/23	208,798	204,426
United States Treasury Note/Bond	2.875%	10/31/23	236,674	235,084
United States Treasury Note/Bond	0.250%	11/15/23	391,510	376,767
United States Treasury Note/Bond	2.750%	11/15/23	308,192	305,495
United States Treasury Note/Bond	0.500%	11/30/23	181,163	174,624
United States Treasury Note/Bond	2.125%	11/30/23	135,600	133,354
United States Treasury Note/Bond	2.875%	11/30/23	93,555	92,868
United States Treasury Note/Bond	0.125%	12/15/23	350,891	336,197
United States Treasury Note/Bond	0.750%	12/31/23	221,300	213,451
United States Treasury Note/Bond	2.250%	12/31/23	58,723	57,769
United States Treasury Note/Bond	2.625%	12/31/23	88,169	87,218
United States Treasury Note/Bond	0.125%	1/15/24	383,598	366,396
United States Treasury Note/Bond	0.875%	1/31/24	243,433	234,609
United States Treasury Note/Bond	2.250%	1/31/24	172,478	169,540
United States Treasury Note/Bond	2.500%	1/31/24	96,140	94,818
United States Treasury Note/Bond	0.125%	2/15/24	433,552	413,026
United States Treasury Note/Bond	2.750%	2/15/24	368,989	365,126
United States Treasury Note/Bond	1.500%	2/29/24	114,545	111,252
United States Treasury Note/Bond	2.125%	2/29/24	121,818	119,420
United States Treasury Note/Bond	2.375%	2/29/24	126,111	124,081
United States Treasury Note/Bond	0.250%	3/15/24	318,886	303,490
United States Treasury Note/Bond	2.125%	3/31/24	125,971	123,353
United States Treasury Note/Bond	2.250%	3/31/24	365,466	358,442
United States Treasury Note/Bond	0.375%	4/15/24	307,202	292,178
United States Treasury Note/Bond	2.000%	4/30/24	67,522	65,929
United States Treasury Note/Bond	2.250%	4/30/24	195,851	191,965
United States Treasury Note/Bond	2.500%	4/30/24	321,250	316,130
United States Treasury Note/Bond	0.250%	5/15/24	415,906	393,811
United States Treasury Note/Bond	2.500%	5/15/24	330,435	325,065
United States Treasury Note/Bond	2.000%	5/31/24	190,884	186,112
United States Treasury Note/Bond	2.500%	5/31/24	227,244	223,480
United States Treasury Note/Bond	0.250%	6/15/24	281,696	265,983
7

Short-Term Treasury Index Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
United States Treasury Note/Bond	1.750%	6/30/24	178,944	173,492
United States Treasury Note/Bond	2.000%	6/30/24	64,616	62,930
United States Treasury Note/Bond	3.000%	6/30/24	257,367	255,115
United States Treasury Note/Bond	0.375%	7/15/24	315,946	298,372
United States Treasury Note/Bond	1.750%	7/31/24	149,180	144,472
United States Treasury Note/Bond	2.125%	7/31/24	66,454	64,803
United States Treasury Note/Bond	3.000%	7/31/24	252,536	250,326
United States Treasury Note/Bond	0.375%	8/15/24	495,676	466,865
United States Treasury Note/Bond	2.375%	8/15/24	338,362	331,383
United States Treasury Note/Bond	1.250%	8/31/24	143,022	136,944
United States Treasury Note/Bond	1.875%	8/31/24	110,362	106,999
United States Treasury Note/Bond	3.250%	8/31/24	176,862	176,116
United States Treasury Note/Bond	0.375%	9/15/24	398,304	374,032
United States Treasury Note/Bond	1.500%	9/30/24	130,978	125,821
United States Treasury Note/Bond	2.125%	9/30/24	60,781	59,167
United States Treasury Note/Bond	0.625%	10/15/24	364,149	343,040
United States Treasury Note/Bond	1.500%	10/31/24	135,483	129,979
United States Treasury Note/Bond	2.250%	10/31/24	70,325	68,534
United States Treasury Note/Bond	0.750%	11/15/24	565,939	533,221
United States Treasury Note/Bond	2.250%	11/15/24	208,157	202,758
United States Treasury Note/Bond	7.500%	11/15/24	1,748	1,893
United States Treasury Note/Bond	1.500%	11/30/24	140,028	134,055
United States Treasury Note/Bond	2.125%	11/30/24	95,148	92,353
United States Treasury Note/Bond	1.000%	12/15/24	328,481	310,620
United States Treasury Note/Bond	1.750%	12/31/24	119,322	114,736
United States Treasury Note/Bond	2.250%	12/31/24	88,023	85,602
United States Treasury Note/Bond	1.125%	1/15/25	325,278	307,845
United States Treasury Note/Bond	1.375%	1/31/25	136,860	130,209
United States Treasury Note/Bond	2.500%	1/31/25	30,750	30,044
United States Treasury Note/Bond	1.500%	2/15/25	465,108	443,306
United States Treasury Note/Bond	2.000%	2/15/25	300,820	290,338
United States Treasury Note/Bond	7.625%	2/15/25	1,748	1,912
United States Treasury Note/Bond	1.125%	2/28/25	176,181	166,298
United States Treasury Note/Bond	2.750%	2/28/25	124,167	121,955
United States Treasury Note/Bond	1.750%	3/15/25	338,142	323,982
United States Treasury Note/Bond	0.500%	3/31/25	173,528	160,812
United States Treasury Note/Bond	2.625%	3/31/25	65,478	64,087
United States Treasury Note/Bond	2.625%	4/15/25	295,822	289,397
United States Treasury Note/Bond	0.375%	4/30/25	232,951	214,570
United States Treasury Note/Bond	2.875%	4/30/25	136,047	133,879
United States Treasury Note/Bond	2.125%	5/15/25	203,383	196,201
United States Treasury Note/Bond	2.750%	5/15/25	333,244	326,839
United States Treasury Note/Bond	0.250%	5/31/25	207,745	190,152
United States Treasury Note/Bond	2.875%	5/31/25	141,166	138,850
United States Treasury Note/Bond	2.875%	6/15/25	269,151	264,693
United States Treasury Note/Bond	0.250%	6/30/25	260,514	238,004
United States Treasury Note/Bond	2.750%	6/30/25	58,184	57,038
United States Treasury Note/Bond	3.000%	7/15/25	240,915	237,715
United States Treasury Note/Bond	0.250%	7/31/25	254,678	231,916
United States Treasury Note/Bond	2.875%	7/31/25	155,151	152,533
United States Treasury Note/Bond	2.000%	8/15/25	200,531	192,134
United States Treasury Note/Bond	3.125%	8/15/25	310,186	307,084
United States Treasury Note/Bond	6.875%	8/15/25	501	547
United States Treasury Note/Bond	0.250%	8/31/25	245,067	222,513
United States Treasury Note/Bond	2.750%	8/31/25	100,980	98,850
8

Short-Term Treasury Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United States Treasury Note/Bond	3.000%	10/31/25	20,000	19,712
	United States Treasury Note/Bond	2.250%	11/15/25	20,000	19,244
	United States Treasury Note/Bond	0.375%	11/30/25	20,000	18,097
Total U.S. Government and Agency Obligations (Cost $19,711,618)					19,056,409
				Shares
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[1]	Vanguard Market Liquidity Fund (Cost $23,574)	2.284%		235,826	23,575
Total Investments (99.6%) (Cost $19,735,192)					19,079,984
Other Assets and Liabilities—Net (0.4%)					83,534
Net Assets (100%)					19,163,518
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.
9

Short-Term Treasury Index Fund
Statement of Assets and Liabilities
As of August 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $19,711,618)	19,056,409
Affiliated Issuers (Cost $23,574)	23,575
Total Investments in Securities	19,079,984
Investment in Vanguard	658
Cash Collateral Received for ETF Capital Activity	11,176
Receivables for Investment Securities Sold	1,091,200
Receivables for Accrued Income	60,865
Receivables for Capital Shares Issued	4,882
Total Assets	20,248,765
Liabilities
Due to Custodian	2
Payables for Investment Securities Purchased	1,065,466
Collateral for ETF Capital Activity	11,176
Payables for Capital Shares Redeemed	7,428
Payables for Distributions	808
Payables to Vanguard	367
Total Liabilities	1,085,247
Net Assets	19,163,518
At August 31, 2022, net assets consisted of:

Paid-in Capital	19,940,836
Total Distributable Earnings (Loss)	(777,318)
Net Assets	19,163,518

ETF Shares—Net Assets
Applicable to 266,047,259 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	15,565,421
Net Asset Value Per Share—ETF Shares	$58.51

Admiral Shares—Net Assets
Applicable to 128,526,399 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,506,058
Net Asset Value Per Share—Admiral Shares	$19.50

Institutional Shares—Net Assets
Applicable to 44,579,836 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,092,039
Net Asset Value Per Share—Institutional Shares	$24.50
See accompanying Notes, which are an integral part of the Financial Statements.
10

Short-Term Treasury Index Fund
Statement of Operations

Year Ended August 31, 2022
($000)
Investment Income
Income
Interest[1]	113,662
Total Income	113,662
Expenses
The Vanguard Group—Note B
Investment Advisory Services	331
Management and Administrative—ETF Shares	4,259
Management and Administrative—Admiral Shares	1,412
Management and Administrative—Institutional Shares	488
Marketing and Distribution—ETF Shares	759
Marketing and Distribution—Admiral Shares	124
Marketing and Distribution—Institutional Shares	50
Custodian Fees	66
Auditing Fees	39
Shareholders’ Reports—ETF Shares	247
Shareholders’ Reports—Admiral Shares	19
Shareholders’ Reports—Institutional Shares	1
Trustees’ Fees and Expenses	7
Other Expenses	13
Total Expenses	7,815
Expenses Paid Indirectly	(20)
Net Expenses	7,795
Net Investment Income	105,867
Realized Net Gain (Loss) on Investment Securities Sold[1,2]	(147,549)
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	(676,009)
Net Increase (Decrease) in Net Assets Resulting from Operations	(717,691)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $158,000, ($5,000), $2,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes ($15,130,000) of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.
11

Short-Term Treasury Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	105,867	68,639
Realized Net Gain (Loss)	(147,549)	81,417
Change in Unrealized Appreciation (Depreciation)	(676,009)	(133,475)
Net Increase (Decrease) in Net Assets Resulting from Operations	(717,691)	16,581
Distributions
ETF Shares	(116,564)	(110,961)
Admiral Shares	(20,209)	(27,852)
Institutional Shares	(10,271)	(12,476)
Total Distributions	(147,044)	(151,289)
Capital Share Transactions
ETF Shares	2,863,266	4,351,856
Admiral Shares	190,909	(291,770)
Institutional Shares	12,395	44,764
Net Increase (Decrease) from Capital Share Transactions	3,066,570	4,104,850
Total Increase (Decrease)	2,201,835	3,970,142
Net Assets
Beginning of Period	16,961,683	12,991,541
End of Period	19,163,518	16,961,683
See accompanying Notes, which are an integral part of the Financial Statements.
12

Short-Term Treasury Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$61.50	$62.13	$61.12	$59.89	$60.86
Investment Operations
Net Investment Income[1]	.368	.288	.956	1.430	.965
Net Realized and Unrealized Gain (Loss) on Investments	(2.860)	(.220)	1.115	1.165	(1.062)
Total from Investment Operations	(2.492)	.068	2.071	2.595	(.097)
Distributions
Dividends from Net Investment Income	(.310)	(.325)	(1.061)	(1.365)	(.873)
Distributions from Realized Capital Gains	(.188)	(.373)	—	—	—
Total Distributions	(.498)	(.698)	(1.061)	(1.365)	(.873)
Net Asset Value, End of Period	$58.51	$61.50	$62.13	$61.12	$59.89
Total Return	-4.07%	0.11%	3.43%	4.39%	-0.15%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,565	$13,394	$9,140	$5,334	$3,080
Ratio of Total Expenses to Average Net Assets	0.04%[2]	0.04%	0.05%	0.05%	0.07%
Ratio of Net Investment Income to Average Net Assets	0.61%	0.47%	1.55%	2.37%	1.61%
Portfolio Turnover Rate[3]	59%	66%	67%	55%	67%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.04%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
13

Short-Term Treasury Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$20.51	$20.71	$20.35	$19.95	$20.29
Investment Operations
Net Investment Income[1]	.114	.095	.312	.472	.324
Net Realized and Unrealized Gain (Loss) on Investments	(.949)	(.078)	.375	.384	(.358)
Total from Investment Operations	(.835)	.017	.687	.856	(.034)
Distributions
Dividends from Net Investment Income	(.112)	(.093)	(.327)	(.456)	(.306)
Distributions from Realized Capital Gains	(.063)	(.124)	—	—	—
Total Distributions	(.175)	(.217)	(.327)	(.456)	(.306)
Net Asset Value, End of Period	$19.50	$20.51	$20.71	$20.35	$19.95
Total Return[2]	-4.09%	0.08%	3.41%	4.34%	-0.16%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,506	$2,430	$2,748	$1,596	$929
Ratio of Total Expenses to Average Net Assets	0.07%[3]	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	0.57%	0.46%	1.52%	2.35%	1.61%
Portfolio Turnover Rate[4]	59%	66%	67%	55%	67%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.07%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
14

Short-Term Treasury Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$25.77	$26.02	$25.57	$25.06	$25.49
Investment Operations
Net Investment Income[1]	.145	.120	.421	.598	.425
Net Realized and Unrealized Gain (Loss) on Investments	(1.191)	(.092)	.445	.490	(.467)
Total from Investment Operations	(1.046)	.028	.866	1.088	(.042)
Distributions
Dividends from Net Investment Income	(.145)	(.122)	(.416)	(.578)	(.388)
Distributions from Realized Capital Gains	(.079)	(.156)	—	—	—
Total Distributions	(.224)	(.278)	(.416)	(.578)	(.388)
Net Asset Value, End of Period	$24.50	$25.77	$26.02	$25.57	$25.06
Total Return	-4.08%	0.11%	3.42%	4.40%	-0.16%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,092	$1,138	$1,104	$974	$508
Ratio of Total Expenses to Average Net Assets	0.05%[2]	0.05%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	0.58%	0.47%	1.63%	2.37%	1.63%
Portfolio Turnover Rate[3]	59%	66%	67%	55%	67%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.05%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
15

Short-Term Treasury Index Fund
Notes to Financial Statements
Vanguard Short-Term Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
4. Collateral for ETF Capital Activity: When an authorized participant fails to deliver one or more of the securities within a designated basket (in the case of a subscription), fails to deliver the fund ETF Shares (in the case of a redemption), or is required by the fund, prior to settlement, to accommodate the trading of foreign securities in local markets (in the case of redemption for an international equity ETF), the fund may require the authorized participant to deliver and maintain cash collateral in accordance with the authorized participant agreement. The fund may invest the collateral in short-term debt instruments or U.S. Treasury securities, or maintain the balance as cash. Daily market fluctuations could cause the value of the missing securities or fund ETF Shares to be more or less than the value of the collateral received; when this occurs the collateral is adjusted. The fund earns interest income from investments and/or custody fee offsets from the
16

Short-Term Treasury Index Fund
cash balance. The fund records an asset (cash or investment, as applicable) and a corresponding liability for the return of the collateral in the Statement Assets and Liabilities. Interest income and custody fee offsets earned on the investment of collateral are included in the Statement of Operations.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are based on the average cost of the securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management,
17

Short-Term Treasury Index Fund
administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2022, the fund had contributed to Vanguard capital in the amount of $658,000, representing less than 0.01% of the fund’s net assets and 0.26% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2022, custodian fee offset arrangements reduced the fund’s expenses by $20,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of August 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	19,056,409	—	19,056,409
Temporary Cash Investments	23,575	—	—	23,575
Total	23,575	19,056,409	—	19,079,984
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	(15,131)
Total Distributable Earnings (Loss)	15,131
18

Short-Term Treasury Index Fund
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the inclusion of payables for distributions; and the deferral of qualified late-year losses. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	16,599
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	—
Qualified Late-Year Losses	(137,243)
Net Unrealized Gains (Losses)	(655,866)
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	100,391	118,534
Long-Term Capital Gains	46,653	32,755
Total	147,044	151,289
*	Includes short-term capital gains, if any.
As of August 31, 2022, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	19,735,850
Gross Unrealized Appreciation	6
Gross Unrealized Depreciation	(655,872)
Net Unrealized Appreciation (Depreciation)	(655,866)
F.	During the year ended August 31, 2022, the fund purchased $18,129,438,000 of investment securities and sold $15,080,321,000 of investment securities, other than temporary cash investments. Purchases and sales include $7,564,060,000 and $4,752,208,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2022, such purchases were $2,784,026,000 and sales were $0; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
19

Short-Term Treasury Index Fund
G.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	7,645,151	128,173	5,990,667	97,261
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(4,781,885)	(79,925)	(1,638,811)	(26,575)
Net Increase (Decrease)—ETF Shares	2,863,266	48,248	4,351,856	70,686
Admiral Shares
Issued	1,386,561	69,862	989,015	48,049
Issued in Lieu of Cash Distributions	15,276	765	22,569	1,097
Redeemed	(1,210,928)	(60,577)	(1,303,354)	(63,333)
Net Increase (Decrease)—Admiral Shares	190,909	10,050	(291,770)	(14,187)
Institutional Shares
Issued	585,141	23,322	632,092	24,453
Issued in Lieu of Cash Distributions	8,407	335	10,629	412
Redeemed	(581,153)	(23,235)	(597,957)	(23,156)
Net Increase (Decrease)—Institutional Shares	12,395	422	44,764	1,709
H.	Management has determined that no events or transactions occurred subsequent to August 31, 2022, that would require recognition or disclosure in these financial statements.
20

Intermediate-Term Treasury Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2012, Through August 31, 2022
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Intermediate-Term Treasury Index Fund ETF Shares Net Asset Value	-10.01%	0.38%	0.89%	$10,923
Intermediate-Term Treasury Index Fund ETF Shares Market Price	-9.98	0.37	0.89	10,922
Spliced Bloomberg U.S.Treasury 3–10 Year Index	-9.99	0.42	0.96	10,998
Bloomberg U.S. Aggregate Float Adjusted Index	-11.65	0.54	1.36	11,452
Spliced Bloomberg U.S. Treasury 3–10 Year Index: Bloomberg U.S. 3–10 Year Government Float Adjusted Index through December 11, 2017; Bloomberg U.S. Treasury 3–10 Year Bond Index thereafter.
See Financial Highlights for dividend and capital gains information.
21

Intermediate-Term Treasury Index Fund
		Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Intermediate-Term Treasury Index Fund Admiral Shares	-10.05%	0.35%	0.87%	$10,909
Spliced Bloomberg U.S.Treasury 3–10 Year Index	-9.99	0.42	0.96	10,998
Bloomberg U.S. Aggregate Float Adjusted Index	-11.65	0.54	1.36	11,452

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Intermediate-Term Treasury Index Fund Institutional Shares	-10.03%	0.38%	0.90%	$5,468,272
Spliced Bloomberg U.S.Treasury 3–10 Year Index	-9.99	0.42	0.96	5,499,068
Bloomberg U.S. Aggregate Float Adjusted Index	-11.65	0.54	1.36	5,725,801
Cumulative Returns of ETF Shares: August 31, 2012, Through August 31, 2022
	One Year	Five Years	Ten Years
Intermediate-Term Treasury Index Fund ETF Shares Market Price	-9.98%	1.89%	9.22%
Intermediate-Term Treasury Index Fund ETF Shares Net Asset Value	-10.01	1.89	9.23
Spliced Bloomberg U.S.Treasury 3–10 Year Index	-9.99	2.12	9.98
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
22

Intermediate-Term Treasury Index Fund
Distribution by Stated Maturity
As of August 31, 2022
0 - 2 Years	0.0%
2 - 4 Years	23.1
4 - 6 Years	40.6
6 - 8 Years	21.5
8 - 10 Years	14.8
The table reflects the fund's investments, except for short-term investments.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
23

Intermediate-Term Treasury Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (99.5%)
U.S. Government Securities (99.5%)
United States Treasury Note/Bond	0.250%	9/30/25	175,478	159,027
United States Treasury Note/Bond	3.000%	9/30/25	75,877	74,798
United States Treasury Note/Bond	0.250%	10/31/25	185,123	167,247
United States Treasury Note/Bond	3.000%	10/31/25	54,001	53,225
United States Treasury Note/Bond	2.250%	11/15/25	203,667	195,966
United States Treasury Note/Bond	0.375%	11/30/25	176,564	159,763
United States Treasury Note/Bond	2.875%	11/30/25	101,367	99,466
United States Treasury Note/Bond	0.375%	12/31/25	178,933	161,487
United States Treasury Note/Bond	2.625%	12/31/25	73,425	71,475
United States Treasury Note/Bond	0.375%	1/31/26	175,246	157,749
United States Treasury Note/Bond	2.625%	1/31/26	106,029	103,163
United States Treasury Note/Bond	1.625%	2/15/26	234,947	220,703
United States Treasury Note/Bond	6.000%	2/15/26	15,815	17,060
United States Treasury Note/Bond	0.500%	2/28/26	233,708	210,848
United States Treasury Note/Bond	2.500%	2/28/26	43,805	42,409
United States Treasury Note/Bond	0.750%	3/31/26	158,258	143,817
United States Treasury Note/Bond	2.250%	3/31/26	89,587	85,976
United States Treasury Note/Bond	0.750%	4/30/26	149,110	135,271
United States Treasury Note/Bond	2.375%	4/30/26	99,503	95,927
United States Treasury Note/Bond	1.625%	5/15/26	221,189	207,261
United States Treasury Note/Bond	0.750%	5/31/26	175,045	158,470
United States Treasury Note/Bond	2.125%	5/31/26	70,849	67,572
United States Treasury Note/Bond	0.875%	6/30/26	153,388	139,272
United States Treasury Note/Bond	1.875%	6/30/26	104,210	98,446
United States Treasury Note/Bond	0.625%	7/31/26	154,349	138,480
United States Treasury Note/Bond	1.875%	7/31/26	136,031	128,379
United States Treasury Note/Bond	1.500%	8/15/26	228,890	212,474
United States Treasury Note/Bond	6.750%	8/15/26	8,107	9,098
United States Treasury Note/Bond	0.750%	8/31/26	207,843	187,091
United States Treasury Note/Bond	1.375%	8/31/26	50,710	46,851
United States Treasury Note/Bond	0.875%	9/30/26	172,137	155,488
United States Treasury Note/Bond	1.625%	9/30/26	67,636	63,071
United States Treasury Note/Bond	1.125%	10/31/26	172,891	157,520
United States Treasury Note/Bond	1.625%	10/31/26	81,777	76,117
United States Treasury Note/Bond	2.000%	11/15/26	224,407	211,854
United States Treasury Note/Bond	6.500%	11/15/26	11,479	12,839
United States Treasury Note/Bond	1.250%	11/30/26	203,456	186,162
United States Treasury Note/Bond	1.625%	11/30/26	82,494	76,771
United States Treasury Note/Bond	1.250%	12/31/26	195,525	178,630
24

Intermediate-Term Treasury Index Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
United States Treasury Note/Bond	1.750%	12/31/26	84,123	78,616
United States Treasury Note/Bond	1.500%	1/31/27	266,407	245,844
United States Treasury Note/Bond	2.250%	2/15/27	158,030	150,474
United States Treasury Note/Bond	6.625%	2/15/27	7,105	8,022
United States Treasury Note/Bond	1.125%	2/28/27	52,762	47,857
United States Treasury Note/Bond	1.875%	2/28/27	185,753	174,201
United States Treasury Note/Bond	0.625%	3/31/27	84,291	74,519
United States Treasury Note/Bond	2.500%	3/31/27	161,626	155,641
United States Treasury Note/Bond	0.500%	4/30/27	112,356	98,522
United States Treasury Note/Bond	2.750%	4/30/27	176,441	171,727
United States Treasury Note/Bond	2.375%	5/15/27	195,413	186,833
United States Treasury Note/Bond	0.500%	5/31/27	130,133	113,866
United States Treasury Note/Bond	2.625%	5/31/27	167,225	161,947
United States Treasury Note/Bond	0.500%	6/30/27	134,190	117,165
United States Treasury Note/Bond	3.250%	6/30/27	178,949	178,054
United States Treasury Note/Bond	0.375%	7/31/27	156,446	135,644
United States Treasury Note/Bond	2.750%	7/31/27	159,166	154,888
United States Treasury Note/Bond	2.250%	8/15/27	157,795	149,856
United States Treasury Note/Bond	6.375%	8/15/27	10,146	11,497
United States Treasury Note/Bond	0.500%	8/31/27	131,289	114,201
United States Treasury Note/Bond	3.125%	8/31/27	157,102	155,703
United States Treasury Note/Bond	0.375%	9/30/27	170,493	146,944
United States Treasury Note/Bond	0.500%	10/31/27	145,031	125,542
United States Treasury Note/Bond	2.250%	11/15/27	154,309	146,160
United States Treasury Note/Bond	6.125%	11/15/27	20,774	23,423
United States Treasury Note/Bond	0.625%	11/30/27	174,060	151,323
United States Treasury Note/Bond	0.625%	12/31/27	163,701	141,959
United States Treasury Note/Bond	0.750%	1/31/28	212,036	184,769
United States Treasury Note/Bond	2.750%	2/15/28	174,656	169,225
United States Treasury Note/Bond	1.125%	2/29/28	252,710	224,557
United States Treasury Note/Bond	1.250%	3/31/28	190,358	169,954
United States Treasury Note/Bond	1.250%	4/30/28	183,704	163,755
United States Treasury Note/Bond	2.875%	5/15/28	187,923	183,049
United States Treasury Note/Bond	1.250%	5/31/28	234,168	208,556
United States Treasury Note/Bond	1.250%	6/30/28	167,673	148,993
United States Treasury Note/Bond	1.000%	7/31/28	193,237	168,901
United States Treasury Note/Bond	2.875%	8/15/28	224,731	218,762
United States Treasury Note/Bond	5.500%	8/15/28	26,649	29,655
United States Treasury Note/Bond	1.125%	8/31/28	201,926	177,632
United States Treasury Note/Bond	1.250%	9/30/28	169,143	149,586
United States Treasury Note/Bond	1.375%	10/31/28	181,168	161,296
United States Treasury Note/Bond	3.125%	11/15/28	203,760	201,149
United States Treasury Note/Bond	5.250%	11/15/28	32,813	36,217
United States Treasury Note/Bond	1.500%	11/30/28	204,997	183,697
United States Treasury Note/Bond	1.375%	12/31/28	196,334	174,615
United States Treasury Note/Bond	1.750%	1/31/29	196,230	178,385
United States Treasury Note/Bond	2.625%	2/15/29	202,184	193,876
United States Treasury Note/Bond	5.250%	2/15/29	19,526	21,656
United States Treasury Note/Bond	1.875%	2/28/29	165,407	151,606
United States Treasury Note/Bond	2.375%	3/31/29	167,825	158,280
United States Treasury Note/Bond	2.875%	4/30/29	154,099	149,861
United States Treasury Note/Bond	2.375%	5/15/29	199,045	187,693
United States Treasury Note/Bond	2.750%	5/31/29	146,047	140,935
United States Treasury Note/Bond	3.250%	6/30/29	140,663	140,114
United States Treasury Note/Bond	2.625%	7/31/29	154,463	148,091
25

Intermediate-Term Treasury Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United States Treasury Note/Bond	1.625%	8/15/29	149,830	134,800
	United States Treasury Note/Bond	6.125%	8/15/29	18,758	22,026
	United States Treasury Note/Bond	3.125%	8/31/29	135,072	133,763
	United States Treasury Note/Bond	1.750%	11/15/29	104,520	94,868
	United States Treasury Note/Bond	1.500%	2/15/30	198,762	176,277
	United States Treasury Note/Bond	0.625%	5/15/30	274,538	226,236
	United States Treasury Note/Bond	6.250%	5/15/30	22,368	26,891
	United States Treasury Note/Bond	0.625%	8/15/30	365,285	299,648
	United States Treasury Note/Bond	0.875%	11/15/30	377,919	315,858
	United States Treasury Note/Bond	1.125%	2/15/31	355,734	302,485
	United States Treasury Note/Bond	5.375%	2/15/31	22,548	26,085
	United States Treasury Note/Bond	1.625%	5/15/31	353,850	312,549
	United States Treasury Note/Bond	1.250%	8/15/31	393,027	334,564
	United States Treasury Note/Bond	1.375%	11/15/31	378,405	324,187
	United States Treasury Note/Bond	1.875%	2/15/32	366,942	328,069
	United States Treasury Note/Bond	2.875%	5/15/32	354,749	345,769
	United States Treasury Note/Bond	2.750%	8/15/32	125,072	120,694
Total U.S. Government and Agency Obligations (Cost $17,457,262)					16,237,285
				Shares
Temporary Cash Investments (0.3%)
Money Market Fund (0.3%)
[1]	Vanguard Market Liquidity Fund (Cost $46,804)	2.284%		468,184	46,805
Total Investments (99.8%) (Cost $17,504,066)					16,284,090
Other Assets and Liabilities—Net (0.2%)					28,040
Net Assets (100%)					16,312,130
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.
26

Intermediate-Term Treasury Index Fund
Statement of Assets and Liabilities
As of August 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $17,457,262)	16,237,285
Affiliated Issuers (Cost $46,804)	46,805
Total Investments in Securities	16,284,090
Investment in Vanguard	533
Cash	166
Cash Collateral Received for ETF Capital Activity	15,133
Receivables for Investment Securities Sold	382,213
Receivables for Accrued Income	55,442
Receivables for Capital Shares Issued	5,109
Total Assets	16,742,686
Liabilities
Payables for Investment Securities Purchased	410,391
Collateral for ETF Capital Activity	15,133
Payables for Capital Shares Redeemed	4,005
Payables for Distributions	697
Payables to Vanguard	330
Total Liabilities	430,556
Net Assets	16,312,130
At August 31, 2022, net assets consisted of:

Paid-in Capital	17,759,890
Total Distributable Earnings (Loss)	(1,447,760)
Net Assets	16,312,130

ETF Shares—Net Assets
Applicable to 194,345,351 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	11,726,161
Net Asset Value Per Share—ETF Shares	$60.34

Admiral Shares—Net Assets
Applicable to 141,782,691 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,885,767
Net Asset Value Per Share—Admiral Shares	$20.35

Institutional Shares—Net Assets
Applicable to 67,312,391 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,700,202
Net Asset Value Per Share—Institutional Shares	$25.26
See accompanying Notes, which are an integral part of the Financial Statements.
27

Intermediate-Term Treasury Index Fund
Statement of Operations

Year Ended August 31, 2022
($000)
Investment Income
Income
Interest[1]	187,940
Total Income	187,940
Expenses
The Vanguard Group—Note B
Investment Advisory Services	258
Management and Administrative—ETF Shares	2,736
Management and Administrative—Admiral Shares	1,626
Management and Administrative—Institutional Shares	769
Marketing and Distribution—ETF Shares	496
Marketing and Distribution—Admiral Shares	144
Marketing and Distribution—Institutional Shares	78
Custodian Fees	44
Auditing Fees	38
Shareholders’ Reports—ETF Shares	211
Shareholders’ Reports—Admiral Shares	28
Shareholders’ Reports—Institutional Shares	4
Trustees’ Fees and Expenses	5
Other Expenses	13
Total Expenses	6,450
Expenses Paid Indirectly	(15)
Net Expenses	6,435
Net Investment Income	181,505
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	(248,171)
Futures Contracts	(110)
Realized Net Gain (Loss)	(248,281)
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	(1,386,084)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,452,860)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $81,000, $1,000, $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes ($12,796,000) of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.
28

Intermediate-Term Treasury Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	181,505	135,171
Realized Net Gain (Loss)	(248,281)	147,291
Change in Unrealized Appreciation (Depreciation)	(1,386,084)	(417,388)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,452,860)	(134,926)
Distributions
ETF Shares	(165,364)	(132,684)
Admiral Shares	(48,477)	(49,704)
Institutional Shares	(33,566)	(31,298)
Total Distributions	(247,407)	(213,686)
Capital Share Transactions
ETF Shares	4,723,604	1,812,764
Admiral Shares	574,795	(8,693)
Institutional Shares	195,879	217,704
Net Increase (Decrease) from Capital Share Transactions	5,494,278	2,021,775
Total Increase (Decrease)	3,794,011	1,673,163
Net Assets
Beginning of Period	12,518,119	10,844,956
End of Period	16,312,130	12,518,119
See accompanying Notes, which are an integral part of the Financial Statements.
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Intermediate-Term Treasury Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$68.27	$70.46	$67.26	$62.67	$65.29
Investment Operations
Net Investment Income[1]	.858	.809	1.239	1.515	1.250
Net Realized and Unrealized Gain (Loss) on Investments	(7.617)	(1.692)	3.248	4.552	(2.691)
Total from Investment Operations	(6.759)	(.883)	4.487	6.067	(1.441)
Distributions
Dividends from Net Investment Income	(.805)	(.820)	(1.287)	(1.477)	(1.179)
Distributions from Realized Capital Gains	(.366)	(.487)	—	—	—
Total Distributions	(1.171)	(1.307)	(1.287)	(1.477)	(1.179)
Net Asset Value, End of Period	$60.34	$68.27	$70.46	$67.26	$62.67
Total Return	-10.01%	-1.26%	6.76%	9.84%	-2.21%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,726	$8,147	$6,547	$4,353	$2,680
Ratio of Total Expenses to Average Net Assets	0.04%[2]	0.04%	0.05%	0.05%	0.07%
Ratio of Net Investment Income to Average Net Assets	1.34%	1.18%	1.80%	2.36%	1.97%
Portfolio Turnover Rate[3]	36%	33%	28%	29%	31%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.04%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
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Intermediate-Term Treasury Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$23.04	$23.78	$22.68	$21.13	$22.03
Investment Operations
Net Investment Income[1]	.283	.267	.416	.507	.418
Net Realized and Unrealized Gain (Loss) on Investments	(2.575)	(.577)	1.101	1.540	(.911)
Total from Investment Operations	(2.292)	(.310)	1.517	2.047	(.493)
Distributions
Dividends from Net Investment Income	(.274)	(.265)	(.417)	(.497)	(.407)
Distributions from Realized Capital Gains	(.124)	(.165)	—	—	—
Total Distributions	(.398)	(.430)	(.417)	(.497)	(.407)
Net Asset Value, End of Period	$20.35	$23.04	$23.78	$22.68	$21.13
Total Return[2]	-10.05%	-1.31%	6.76%	9.83%	-2.24%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,886	$2,646	$2,740	$1,887	$1,104
Ratio of Total Expenses to Average Net Assets	0.07%[3]	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	1.31%	1.15%	1.79%	2.34%	1.97%
Portfolio Turnover Rate[4]	36%	33%	28%	29%	31%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.07%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
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Intermediate-Term Treasury Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$28.60	$29.51	$28.15	$26.23	$27.33
Investment Operations
Net Investment Income[1]	.355	.337	.527	.634	.524
Net Realized and Unrealized Gain (Loss) on Investments	(3.195)	(.709)	1.355	1.908	(1.114)
Total from Investment Operations	(2.840)	(.372)	1.882	2.542	(.590)
Distributions
Dividends from Net Investment Income	(.346)	(.334)	(.522)	(.622)	(.510)
Distributions from Realized Capital Gains	(.154)	(.204)	—	—	—
Total Distributions	(.500)	(.538)	(.522)	(.622)	(.510)
Net Asset Value, End of Period	$25.26	$28.60	$29.51	$28.15	$26.23
Total Return	-10.03%	-1.26%	6.76%	9.83%	-2.16%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,700	$1,725	$1,558	$1,183	$390
Ratio of Total Expenses to Average Net Assets	0.05%[2]	0.05%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	1.32%	1.17%	1.83%	2.36%	1.99%
Portfolio Turnover Rate[3]	36%	33%	28%	29%	31%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.05%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
32

Intermediate-Term Treasury Index Fund
Notes to Financial Statements
Vanguard Intermediate-Term Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2022, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of
33

Intermediate-Term Treasury Index Fund
the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2022.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Collateral for ETF Capital Activity: When an authorized participant fails to deliver one or more of the securities within a designated basket (in the case of a subscription), fails to deliver the fund ETF Shares (in the case of a redemption), or is required by the fund, prior to settlement, to accommodate the trading of foreign securities in local markets (in the case of redemption for an international equity ETF), the fund may require the authorized participant to deliver and maintain cash collateral in accordance with the authorized participant agreement. The fund may invest the collateral in short-term debt instruments or U.S. Treasury securities, or maintain the balance as cash. Daily market fluctuations could cause the value of the missing securities or fund ETF Shares to be more or less than the value of the collateral received; when this occurs the collateral is adjusted. The fund earns interest income from investments and/or custody fee offsets from the cash balance. The fund records an asset (cash or investment, as applicable) and a corresponding liability for the return of the collateral in the Statement Assets and Liabilities. Interest income and custody fee offsets earned on the investment of collateral are included in the Statement of Operations.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and
34

Intermediate-Term Treasury Index Fund
borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2022, the fund had contributed to Vanguard capital in the amount of $533,000, representing less than 0.01% of the fund’s net assets and 0.21% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2022, custodian fee offset arrangements reduced the fund’s expenses by $15,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
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Intermediate-Term Treasury Index Fund
The following table summarizes the market value of the fund's investments as of August 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	16,237,285	—	16,237,285
Temporary Cash Investments	46,805	—	—	46,805
Total	46,805	16,237,285	—	16,284,090
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	(12,878)
Total Distributable Earnings (Loss)	12,878
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the inclusion of payables for distributions; and the deferral of qualified late-year losses. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	18,112
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	—
Qualified Late-Year Losses	(237,587)
Net Unrealized Gains (Losses)	(1,227,588)
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Intermediate-Term Treasury Index Fund
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	171,935	157,013
Long-Term Capital Gains	75,472	56,673
Total	247,407	213,686
*	Includes short-term capital gains, if any.
As of August 31, 2022, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	17,511,678
Gross Unrealized Appreciation	33
Gross Unrealized Depreciation	(1,227,621)
Net Unrealized Appreciation (Depreciation)	(1,227,588)
F.	During the year ended August 31, 2022, the fund purchased $12,663,944,000 of investment securities and sold $7,251,675,000 of investment securities, other than temporary cash investments. Purchases and sales include $6,981,717,000 and $2,293,827,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2022, such purchases were $0 and sales were $2,784,026,000, resulting in net realized loss of $68,521,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	7,033,079	111,240	2,747,217	39,988
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(2,309,475)	(36,225)	(934,453)	(13,575)
Net Increase (Decrease)—ETF Shares	4,723,604	75,015	1,812,764	26,413
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Intermediate-Term Treasury Index Fund
	Year Ended August 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Admiral Shares
Issued	1,661,411	77,397	1,271,727	54,762
Issued in Lieu of Cash Distributions	42,941	1,980	42,708	1,834
Redeemed	(1,129,557)	(52,417)	(1,323,128)	(57,010)
Net Increase (Decrease)—Admiral Shares	574,795	26,960	(8,693)	(414)
Institutional Shares
Issued	737,363	27,430	551,440	19,124
Issued in Lieu of Cash Distributions	30,431	1,128	27,778	961
Redeemed	(571,915)	(21,578)	(361,514)	(12,570)
Net Increase (Decrease)—Institutional Shares	195,879	6,980	217,704	7,515
H.	Management has determined that no events or transactions occurred subsequent to August 31, 2022, that would require recognition or disclosure in these financial statements.
38

Long-Term Treasury Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2012, Through August 31, 2022
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Long-Term Treasury Index Fund ETF Shares Net Asset Value	-22.69%	-0.48%	1.15%	$11,208
Long-Term Treasury Index Fund ETF Shares Market Price	-22.63	-0.47	1.15	11,215
Spliced Bloomberg U.S. Long Treasury Index	-22.64	-0.42	1.24	11,309
Bloomberg U.S. Aggregate Float Adjusted Index	-11.65	0.54	1.36	11,452
Spliced Bloomberg U.S. Long Treasury Index: Bloomberg U.S. Long Government Float Adjusted Index through December 11, 2017; Bloomberg U.S. Long Treasury Bond Index thereafter.
See Financial Highlights for dividend and capital gains information.
39

Long-Term Treasury Index Fund
		Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Long-Term Treasury Index Fund Admiral Shares	-22.69%	-0.49%	1.14%	$11,197
Spliced Bloomberg U.S. Long Treasury Index	-22.64	-0.42	1.24	11,309
Bloomberg U.S. Aggregate Float Adjusted Index	-11.65	0.54	1.36	11,452

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Long-Term Treasury Index Fund Institutional Shares	-22.69%	-0.48%	1.16%	$5,611,346
Spliced Bloomberg U.S. Long Treasury Index	-22.64	-0.42	1.24	5,654,696
Bloomberg U.S. Aggregate Float Adjusted Index	-11.65	0.54	1.36	5,725,801
Cumulative Returns of ETF Shares: August 31, 2012, Through August 31, 2022
	One Year	Five Years	Ten Years
Long-Term Treasury Index Fund ETF Shares Market Price	-22.63%	-2.33%	12.15%
Long-Term Treasury Index Fund ETF Shares Net Asset Value	-22.69	-2.37	12.08
Spliced Bloomberg U.S. Long Treasury Index	-22.64	-2.09	13.09
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
40

Long-Term Treasury Index Fund
Distribution by Stated Maturity
As of August 31, 2022
10 - 15 Years	1.1%
15 - 20 Years	32.4
20 - 25 Years	22.4
Over 25 Years	44.1
The table reflects the fund's investments, except for short-term investments.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
41

Long-Term Treasury Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (99.4%)
U.S. Government Securities (99.4%)
United States Treasury Note/Bond	4.500%	2/15/36	26,929	31,023
United States Treasury Note/Bond	4.750%	2/15/37	19,931	23,587
United States Treasury Note/Bond	5.000%	5/15/37	25,413	30,805
United States Treasury Note/Bond	4.375%	2/15/38	27,107	30,936
United States Treasury Note/Bond	4.500%	5/15/38	31,729	36,667
United States Treasury Note/Bond	3.500%	2/15/39	31,168	31,933
United States Treasury Note/Bond	4.250%	5/15/39	48,085	53,946
United States Treasury Note/Bond	4.500%	8/15/39	50,451	58,255
United States Treasury Note/Bond	4.375%	11/15/39	54,872	62,348
United States Treasury Note/Bond	4.625%	2/15/40	53,543	62,679
United States Treasury Note/Bond	1.125%	5/15/40	158,601	107,948
United States Treasury Note/Bond	4.375%	5/15/40	52,637	59,628
United States Treasury Note/Bond	1.125%	8/15/40	200,011	134,914
United States Treasury Note/Bond	3.875%	8/15/40	52,007	55,030
United States Treasury Note/Bond	1.375%	11/15/40	219,589	154,501
United States Treasury Note/Bond	4.250%	11/15/40	54,252	60,237
United States Treasury Note/Bond	1.875%	2/15/41	265,952	203,786
United States Treasury Note/Bond	4.750%	2/15/41	54,256	64,217
United States Treasury Note/Bond	2.250%	5/15/41	232,286	189,386
United States Treasury Note/Bond	4.375%	5/15/41	48,673	54,826
United States Treasury Note/Bond	1.750%	8/15/41	308,829	229,499
United States Treasury Note/Bond	3.750%	8/15/41	51,170	52,793
United States Treasury Note/Bond	2.000%	11/15/41	249,824	194,043
United States Treasury Note/Bond	3.125%	11/15/41	51,970	48,893
United States Treasury Note/Bond	2.375%	2/15/42	200,418	166,190
United States Treasury Note/Bond	3.125%	2/15/42	56,266	52,854
United States Treasury Note/Bond	3.000%	5/15/42	53,536	49,178
United States Treasury Note/Bond	3.250%	5/15/42	195,017	186,546
United States Treasury Note/Bond	2.750%	8/15/42	61,128	53,688
United States Treasury Note/Bond	3.375%	8/15/42	46,341	45,233
United States Treasury Note/Bond	2.750%	11/15/42	90,137	78,996
United States Treasury Note/Bond	3.125%	2/15/43	78,478	72,924
United States Treasury Note/Bond	2.875%	5/15/43	119,052	106,105
United States Treasury Note/Bond	3.625%	8/15/43	86,336	86,727
United States Treasury Note/Bond	3.750%	11/15/43	90,600	92,737
United States Treasury Note/Bond	3.625%	2/15/44	91,782	92,040
United States Treasury Note/Bond	3.375%	5/15/44	85,199	82,177
United States Treasury Note/Bond	3.125%	8/15/44	115,481	106,748
United States Treasury Note/Bond	3.000%	11/15/44	100,883	91,204
42

Long-Term Treasury Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United States Treasury Note/Bond	2.500%	2/15/45	132,462	109,468
	United States Treasury Note/Bond	3.000%	5/15/45	64,632	58,401
	United States Treasury Note/Bond	2.875%	8/15/45	87,728	77,543
	United States Treasury Note/Bond	3.000%	11/15/45	54,050	48,881
	United States Treasury Note/Bond	2.500%	2/15/46	103,467	85,264
	United States Treasury Note/Bond	2.500%	5/15/46	108,564	89,430
	United States Treasury Note/Bond	2.250%	8/15/46	130,606	102,219
	United States Treasury Note/Bond	2.875%	11/15/46	61,035	54,074
	United States Treasury Note/Bond	3.000%	2/15/47	116,077	105,285
	United States Treasury Note/Bond	3.000%	5/15/47	87,792	79,754
	United States Treasury Note/Bond	2.750%	8/15/47	126,754	110,157
	United States Treasury Note/Bond	2.750%	11/15/47	131,080	114,080
	United States Treasury Note/Bond	3.000%	2/15/48	151,014	138,319
	United States Treasury Note/Bond	3.125%	5/15/48	158,496	149,184
	United States Treasury Note/Bond	3.000%	8/15/48	177,616	163,573
	United States Treasury Note/Bond	3.375%	11/15/48	179,964	178,277
	United States Treasury Note/Bond	3.000%	2/15/49	187,346	174,232
	United States Treasury Note/Bond	2.875%	5/15/49	183,303	166,748
	United States Treasury Note/Bond	2.250%	8/15/49	175,723	140,771
	United States Treasury Note/Bond	2.375%	11/15/49	161,617	133,183
	United States Treasury Note/Bond	2.000%	2/15/50	207,285	156,824
	United States Treasury Note/Bond	1.250%	5/15/50	241,399	149,253
	United States Treasury Note/Bond	1.375%	8/15/50	272,071	173,955
	United States Treasury Note/Bond	1.625%	11/15/50	270,727	185,236
	United States Treasury Note/Bond	1.875%	2/15/51	297,105	216,794
	United States Treasury Note/Bond	2.375%	5/15/51	303,196	249,663
	United States Treasury Note/Bond	2.000%	8/15/51	296,655	222,908
	United States Treasury Note/Bond	1.875%	11/15/51	275,391	200,605
	United States Treasury Note/Bond	2.250%	2/15/52	256,233	204,746
	United States Treasury Note/Bond	2.875%	5/15/52	240,589	221,793
	United States Treasury Note/Bond	3.000%	8/15/52	67,200	63,714
Total U.S. Government and Agency Obligations (Cost $9,625,653)					7,719,561
				Shares
Temporary Cash Investments (0.7%)
Money Market Fund (0.7%)
[1]	Vanguard Market Liquidity Fund (Cost $57,200)	2.284%		572,173	57,200
Total Investments (100.1%) (Cost $9,682,853)					7,776,761
Other Assets and Liabilities—Net (-0.1%)					(8,459)
Net Assets (100%)					7,768,302
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.
43

Long-Term Treasury Index Fund
Statement of Assets and Liabilities
As of August 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $9,625,653)	7,719,561
Affiliated Issuers (Cost $57,200)	57,200
Total Investments in Securities	7,776,761
Investment in Vanguard	298
Cash	86
Receivables for Investment Securities Sold	57,648
Receivables for Accrued Income	39,520
Receivables for Capital Shares Issued	146,785
Total Assets	8,021,098
Liabilities
Payables for Investment Securities Purchased	97,244
Payables for Capital Shares Redeemed	154,269
Payables for Distributions	1,115
Payables to Vanguard	168
Total Liabilities	252,796
Net Assets	7,768,302
At August 31, 2022, net assets consisted of:

Paid-in Capital	9,944,742
Total Distributable Earnings (Loss)	(2,176,440)
Net Assets	7,768,302

ETF Shares—Net Assets
Applicable to 55,712,503 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,813,406
Net Asset Value Per Share—ETF Shares	$68.45

Admiral Shares—Net Assets
Applicable to 59,588,684 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,369,106
Net Asset Value Per Share—Admiral Shares	$22.98

Institutional Shares—Net Assets
Applicable to 88,672,243 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,585,790
Net Asset Value Per Share—Institutional Shares	$29.16
See accompanying Notes, which are an integral part of the Financial Statements.
44

Long-Term Treasury Index Fund
Statement of Operations

Year Ended August 31, 2022
($000)
Investment Income
Income
Interest[1]	161,218
Total Income	161,218
Expenses
The Vanguard Group—Note B
Investment Advisory Services	140
Management and Administrative—ETF Shares	1,026
Management and Administrative—Admiral Shares	978
Management and Administrative—Institutional Shares	962
Marketing and Distribution—ETF Shares	188
Marketing and Distribution—Admiral Shares	88
Marketing and Distribution—Institutional Shares	100
Custodian Fees	31
Auditing Fees	39
Shareholders’ Reports—ETF Shares	53
Shareholders’ Reports—Admiral Shares	31
Shareholders’ Reports—Institutional Shares	1
Trustees’ Fees and Expenses	3
Other Expenses	13
Total Expenses	3,653
Expenses Paid Indirectly	(10)
Net Expenses	3,643
Net Investment Income	157,575
Realized Net Gain (Loss) on Investment Securities Sold[1,2]	(183,420)
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	(1,918,080)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,943,925)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $97,000, $4,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $31,245,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.
45

Long-Term Treasury Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	157,575	104,838
Realized Net Gain (Loss)	(183,420)	77,835
Change in Unrealized Appreciation (Depreciation)	(1,918,080)	(562,635)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,943,925)	(379,962)
Distributions
ETF Shares	(71,135)	(47,982)
Admiral Shares	(33,426)	(38,865)
Institutional Shares	(48,139)	(35,145)
Total Distributions	(152,700)	(121,992)
Capital Share Transactions
ETF Shares	2,485,336	441,919
Admiral Shares	(145,223)	316,183
Institutional Shares	1,174,488	922,191
Net Increase (Decrease) from Capital Share Transactions	3,514,601	1,680,293
Total Increase (Decrease)	1,417,976	1,178,339
Net Assets
Beginning of Period	6,350,326	5,171,987
End of Period	7,768,302	6,350,326
See accompanying Notes, which are an integral part of the Financial Statements.
46

Long-Term Treasury Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$90.37	$98.93	$90.17	$74.33	$78.76
Investment Operations
Net Investment Income[1]	1.718	1.645	1.915	2.115	2.050
Net Realized and Unrealized Gain (Loss) on Investments	(21.974)	(8.289)	8.772	15.798	(4.469)
Total from Investment Operations	(20.256)	(6.644)	10.687	17.913	(2.419)
Distributions
Dividends from Net Investment Income	(1.664)	(1.625)	(1.927)	(2.073)	(2.011)
Distributions from Realized Capital Gains	—	(.291)	—	—	—
Total Distributions	(1.664)	(1.916)	(1.927)	(2.073)	(2.011)
Net Asset Value, End of Period	$68.45	$90.37	$98.93	$90.17	$74.33
Total Return	-22.69%	-6.73%	12.02%	24.69%	-3.07%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,813	$2,366	$2,138	$1,282	$676
Ratio of Total Expenses to Average Net Assets	0.04%[2]	0.04%	0.05%	0.05%	0.07%
Ratio of Net Investment Income to Average Net Assets	2.19%	1.81%	2.03%	2.75%	2.73%
Portfolio Turnover Rate[3]	19%	22%	29%	16%	19%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.04%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
47

Long-Term Treasury Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$30.35	$33.24	$30.28	$24.95	$26.44
Investment Operations
Net Investment Income[1]	.565	.545	.637	.706	.690
Net Realized and Unrealized Gain (Loss) on Investments	(7.380)	(2.799)	2.955	5.316	(1.501)
Total from Investment Operations	(6.815)	(2.254)	3.592	6.022	(.811)
Distributions
Dividends from Net Investment Income	(.555)	(.538)	(.632)	(.692)	(.679)
Distributions from Realized Capital Gains	—	(.098)	—	—	—
Total Distributions	(.555)	(.636)	(.632)	(.692)	(.679)
Net Asset Value, End of Period	$22.98	$30.35	$33.24	$30.28	$24.95
Total Return[2]	-22.69%	-6.78%	12.00%	24.67%	-3.06%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,369	$1,947	$1,800	$1,053	$559
Ratio of Total Expenses to Average Net Assets	0.07%[3]	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	2.09%	1.79%	2.01%	2.73%	2.73%
Portfolio Turnover Rate[4]	19%	22%	29%	16%	19%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.07%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
48

Long-Term Treasury Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$38.52	$42.19	$38.43	$31.66	$33.56
Investment Operations
Net Investment Income[1]	.727	.699	.822	.902	.883
Net Realized and Unrealized Gain (Loss) on Investments	(9.376)	(3.554)	3.748	6.753	(1.915)
Total from Investment Operations	(8.649)	(2.855)	4.570	7.655	(1.032)
Distributions
Dividends from Net Investment Income	(.711)	(.691)	(.810)	(.885)	(.868)
Distributions from Realized Capital Gains	—	(.124)	—	—	—
Total Distributions	(.711)	(.815)	(.810)	(.885)	(.868)
Net Asset Value, End of Period	$29.16	$38.52	$42.19	$38.43	$31.66
Total Return	-22.69%	-6.77%	12.03%	24.71%	-3.07%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,586	$2,038	$1,234	$1,054	$452
Ratio of Total Expenses to Average Net Assets	0.05%[2]	0.05%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	2.15%	1.82%	2.06%	2.75%	2.75%
Portfolio Turnover Rate[3]	19%	22%	29%	16%	19%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.05%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
49

Long-Term Treasury Index Fund
Notes to Financial Statements
Vanguard Long-Term Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
4. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple
50

Long-Term Treasury Index Fund
Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2022, the fund had contributed to Vanguard capital in the amount of $298,000, representing less than 0.01% of the fund’s net assets and 0.12% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2022, custodian fee offset arrangements reduced the fund’s expenses by $10,000 (an annual rate of less than 0.01% of average net assets).
51

Long-Term Treasury Index Fund
D.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of August 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	7,719,561	—	7,719,561
Temporary Cash Investments	57,200	—	—	57,200
Total	57,200	7,719,561	—	7,776,761
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	30,827
Total Distributable Earnings (Loss)	(30,827)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the inclusion of
52

Long-Term Treasury Index Fund
payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	9,787
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(188,095)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(1,997,017)
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	152,700	112,376
Long-Term Capital Gains	—	9,616
Total	152,700	121,992
*	Includes short-term capital gains, if any.
As of August 31, 2022, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	9,773,778
Gross Unrealized Appreciation	64
Gross Unrealized Depreciation	(1,997,081)
Net Unrealized Appreciation (Depreciation)	(1,997,017)
F.	During the year ended August 31, 2022, the fund purchased $7,213,514,000 of investment securities and sold $3,694,558,000 of investment securities, other than temporary cash investments. Purchases and sales include $4,601,009,000 and $2,296,125,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
53

Long-Term Treasury Index Fund
G.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	4,802,980	59,507	1,825,922	19,897
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(2,317,644)	(29,975)	(1,384,003)	(15,325)
Net Increase (Decrease)—ETF Shares	2,485,336	29,532	441,919	4,572
Admiral Shares
Issued	630,037	24,179	1,358,427	44,281
Issued in Lieu of Cash Distributions	21,430	814	32,758	1,071
Redeemed	(796,690)	(29,534)	(1,075,002)	(35,381)
Net Increase (Decrease)—Admiral Shares	(145,223)	(4,541)	316,183	9,971
Institutional Shares
Issued	1,496,186	44,963	1,174,115	30,064
Issued in Lieu of Cash Distributions	47,733	1,439	34,906	905
Redeemed	(369,431)	(10,630)	(286,830)	(7,322)
Net Increase (Decrease)—Institutional Shares	1,174,488	35,772	922,191	23,647
H.	Management has determined that no events or transactions occurred subsequent to August 31, 2022, that would require recognition or disclosure in these financial statements.
54

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Short-Term Treasury Index Fund, Vanguard Intermediate-Term Treasury Index Fund and Vanguard Long-Term Treasury Index Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Short-Term Treasury Index Fund, Vanguard Intermediate-Term Treasury Index Fund and Vanguard Long-Term Treasury Index Fund (three of the funds constituting Vanguard Scottsdale Funds, hereafter collectively referred to as the "Funds") as of August 31, 2022, the related statements of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2022 and each of the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 20, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
55

Tax information (unaudited) for Vanguard Short-Term Treasury Index Fund
The fund hereby designates $100,391,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $46,653,000 as capital gain dividend (20% rate gain distributions) to shareholders during the fiscal year.
The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.

Tax information (unaudited) for Vanguard Intermediate-Term Treasury Index Fund
The fund hereby designates $171,935,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund distributed $75,472,000 as capital gain dividend (20% rate gain distributions) to shareholders during the fiscal year.
The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.

Tax information (unaudited) for Vanguard Long-Term Treasury Index Fund
The fund hereby designates $152,700,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
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The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.
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Trustees Approve Advisory Arrangements
The board of trustees of Vanguard Short-Term Treasury Index Fund, Vanguard Intermediate-Term Treasury Index Fund, and Vanguard Long-Term Treasury Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decisions upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about each fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.
Nature, extent, and quality of services
The board reviewed the quality of each fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.
Investment performance
The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue.
Cost
The board concluded that each fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also below the peer-group average.
58

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that each fund’s arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.
The board will consider whether to renew the advisory arrangements again after a one-year period.
59

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard Scottsdale Funds approved the appointment of liquidity risk management program administrators responsible for administering the Program for Vanguard Short-Term Treasury Index Fund, Vanguard Intermediate-Term Treasury Index Fund, and Vanguard Long-Term Treasury Index Fund, and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program's operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2021, through December 31, 2021 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the funds' liquidity risk.
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"Bloomberg®," Bloomberg U.S. Treasury 1–3 Year Index, Bloomberg U.S. Treasury 3–10 Year Index, and Bloomberg U.S. Long Treasury Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Treasury Index Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Treasury Index Funds or any member of the public regarding the advisability of investing in securities generally or in the Treasury Index Funds particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Treasury 1–3 Year Index, Bloomberg U.S. 3–10 Year Index, and Bloomberg U.S. Long Treasury Index (the Indices), which are determined, composed and calculated by BISL without regard to Vanguard or the Treasury Index Funds. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Treasury Index Funds into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Treasury Index Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Treasury Index Funds customers, in connection with the administration, marketing or trading of the Treasury Index Funds.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE TREASURY INDEX FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE TREASURY INDEX FUNDS OR THE INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2022 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2022 The Vanguard Group, Inc.
All rights reserved.
U.S. Patent No. 6,879,964.
Vanguard Marketing Corporation, Distributor.
Q16420 102022

Annual Report  |  August 31, 2022
Vanguard Corporate Bond Index Funds
Vanguard Short-Term Corporate Bond Index Fund
Vanguard Intermediate-Term Corporate Bond Index Fund
Vanguard Long-Term Corporate Bond Index Fund

Contents
Your Fund’s Performance at a Glance	1
About Your Fund's Expenses	2
Short-Term Corporate Bond Index Fund	4
Intermediate-Term Corporate Bond Index Fund	36
Long-Term Corporate Bond Index Fund	66
Trustees Approve Advisory Arrangements	103
Liquidity Risk Management	104
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended August 31, 2022, returns for the three Vanguard Corporate Bond Index Funds ranged from –23.86% for Admiral Shares of the Long-Term Corporate Bond Index Fund to –6.19% for ETF Shares (based on net asset value) of the Short-Term Corporate Bond Index Fund. All three funds closely tracked their target indexes.
•	The investment outlook grew more challenging during the fiscal year. Sentiment deteriorated as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia’s invasion of Ukraine. The Federal Reserve reacted by raising interest rates, which weighed on bond prices and sparked fears of recession.
•	The yield of the bellwether 10-year U.S. Treasury bond rose significantly over the 12 months, from 1.31% to 3.19%. With yield spreads widening for corporate bonds, they underperformed both Treasuries and mortgage-backed securities.
•	By maturity, longer-term corporates suffered more than their shorter-term counterparts. By credit quality, bonds rated A held up the best but still averaged a decline of more than –14%.
•	By sector, bonds issued by industrial companies and utilities weighed more on returns than those of financial institutions.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-12.96%	12.14%	11.61%
Russell 2000 Index (Small-caps)	-17.88	8.59	6.95
Russell 3000 Index (Broad U.S. market)	-13.28	11.90	11.29
FTSE All-World ex US Index (International)	-19.00	3.48	2.12
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-11.65%	-2.01%	0.54%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.63	-0.83	1.28
FTSE Three-Month U.S. Treasury Bill Index	0.44	0.56	1.10
CPI
Consumer Price Index	8.26%	4.90%	3.82%
Except for ETF Shares, any returns cited for the Intermediate-Term Corporate Bond Index Fund or Long-Term Corporate Bond Index Fund reflect purchase fees.

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended August 31, 2022
	Beginning Account Value 2/28/2022	Ending Account Value 8/31/2022	Expenses Paid During Period
Based on Actual Fund Return
Short-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$ 965.40	$0.20
Admiral™ Shares	1,000.00	965.30	0.35
Institutional Shares	1,000.00	965.40	0.25
Intermediate-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$ 910.30	$ 0.19
Admiral Shares	1,000.00	910.20	0.34
Institutional Shares	1,000.00	910.60	0.24
Long-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$ 848.50	$ 0.19
Admiral Shares	1,000.00	848.20	0.33
Institutional Shares	1,000.00	848.60	0.23
Based on Hypothetical 5% Yearly Return
Short-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,025.00	$0.20
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26
Intermediate-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,025.00	$0.20
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26
Long-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,025.00	$0.20
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26
The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Corporate Bond Index Fund, 0.04% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Intermediate-Term Corporate Bond Index Fund, 0.04% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; and for the Long-Term Corporate Bond Index Fund, 0.04% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Short-Term Corporate Bond Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2012, Through August 31, 2022
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Short-Term Corporate Bond Index Fund ETF Shares Net Asset Value	-6.19%	1.28%	1.74%	$ 11,880
Short-Term Corporate Bond Index Fund ETF Shares Market Price	-6.35	1.22	1.68	11,817
Bloomberg U.S. 1–5 Year Corporate Bond Index	-6.19	1.37	1.86	12,022
Bloomberg U.S. Aggregate Float Adjusted Index	-11.65	0.54	1.36	11,452
Bloomberg U.S. 1–5 Year Corporate Bond Index: Includes U.S. dollar-denominated, investment-grade securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years.
See Financial Highlights for dividend and capital gains information.

Short-Term Corporate Bond Index Fund
		Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Short-Term Corporate Bond Index Fund Admiral Shares	-6.24%	1.26%	1.73%	$ 11,868
Bloomberg U.S. 1–5 Year Corporate Bond Index	-6.19	1.37	1.86	12,022
Bloomberg U.S. Aggregate Float Adjusted Index	-11.65	0.54	1.36	11,452

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Short-Term Corporate Bond Index Fund Institutional Shares	-6.21%	1.28%	1.75%	$5,948,142
Bloomberg U.S. 1–5 Year Corporate Bond Index	-6.19	1.37	1.86	6,011,065
Bloomberg U.S. Aggregate Float Adjusted Index	-11.65	0.54	1.36	5,725,801
Cumulative Returns of ETF Shares: August 31, 2012, Through August 31, 2022
	One Year	Five Years	Ten Years
Short-Term Corporate Bond Index Fund ETF Shares Market Price	-6.35%	6.26%	18.17%
Short-Term Corporate Bond Index Fund ETF Shares Net Asset Value	-6.19	6.56	18.80
Bloomberg U.S. 1–5 Year Corporate Bond Index	-6.19	7.02	20.22
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.

Short-Term Corporate Bond Index Fund
Fund Allocation
As of August 31, 2022
Corporate Bonds – Communications	4.9%
Corporate Bonds – Consumer Discretionary	6.1
Corporate Bonds – Consumer Staples	5.1
Corporate Bonds – Energy	6.0
Corporate Bonds – Financials	44.3
Corporate Bonds – Health Care	8.0
Corporate Bonds – Industrials	6.1
Corporate Bonds – Materials	1.9
Corporate Bonds – Real Estate	3.7
Corporate Bonds – Technology	8.6
Corporate Bonds – Utilities	5.2
U.S. Government and Agency Obligations	0.1
The table reflects the fund's investments, except for temporary cash investments and derivatives.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

Short-Term Corporate Bond Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (0.0%)
U.S. Government Securities (0.0%)
	United States Treasury Note/Bond	3.250%	8/31/24	9,890	9,848
	United States Treasury Note/Bond	3.125%	8/31/27	15,680	15,541
Total U.S. Government and Agency Obligations (Cost $25,386)					25,389
Corporate Bonds (98.9%)
Communications (4.9%)
	Activision Blizzard Inc.	3.400%	9/15/26	25,913	25,282
	Activision Blizzard Inc.	3.400%	6/15/27	8,515	8,207
	Alphabet Inc.	3.375%	2/25/24	21,883	21,827
	Alphabet Inc.	0.450%	8/15/25	9,342	8,535
	Alphabet Inc.	1.998%	8/15/26	52,458	49,449
	Alphabet Inc.	0.800%	8/15/27	25,209	22,028
	AT&T Inc.	0.900%	3/25/24	48,281	46,196
	AT&T Inc.	1.700%	3/25/26	70,380	64,434
	AT&T Inc.	2.950%	7/15/26	5,150	4,893
	AT&T Inc.	3.800%	2/15/27	22,108	21,554
	AT&T Inc.	4.250%	3/1/27	36,769	36,444
	AT&T Inc.	2.300%	6/1/27	63,657	57,902
	Baidu Inc.	3.875%	9/29/23	14,959	14,911
	Baidu Inc.	4.375%	5/14/24	21,763	21,774
	Baidu Inc.	3.075%	4/7/25	23,395	22,494
	Baidu Inc.	4.125%	6/30/25	7,325	7,225
	Baidu Inc.	1.720%	4/9/26	9,628	8,733
	Baidu Inc.	1.625%	2/23/27	5,000	4,385
	Baidu Inc.	3.625%	7/6/27	16,535	15,749
[1]	Bell Telephone Co. of Canada or Bell Canada	0.750%	3/17/24	3,188	3,030
	Booking Holdings Inc.	3.650%	3/15/25	7,215	7,165
	Booking Holdings Inc.	3.600%	6/1/26	23,032	22,681
	British Telecommunications plc	4.500%	12/4/23	3,976	3,980
[1]	Charter Communications Operating LLC	4.500%	2/1/24	37,197	37,159
	Charter Communications Operating LLC	4.908%	7/23/25	102,901	102,661
	Comcast Corp.	3.700%	4/15/24	55,204	55,098
	Comcast Corp.	3.375%	2/15/25	26,738	26,360
	Comcast Corp.	3.375%	8/15/25	24,594	24,188
	Comcast Corp.	3.950%	10/15/25	69,226	69,103
	Comcast Corp.	3.150%	3/1/26	49,595	48,222
	Comcast Corp.	2.350%	1/15/27	34,706	32,313
	Comcast Corp.	3.300%	2/1/27	30,917	29,844
	Comcast Corp.	3.300%	4/1/27	22,560	21,786
	Discovery Communications LLC	3.800%	3/13/24	12,242	12,112
	Discovery Communications LLC	3.900%	11/15/24	14,919	14,603
	Discovery Communications LLC	3.450%	3/15/25	5,155	4,988
	Discovery Communications LLC	3.950%	6/15/25	12,455	12,151
	Discovery Communications LLC	4.900%	3/11/26	20,068	20,040
	Electronic Arts Inc.	4.800%	3/1/26	10,516	10,696
	Expedia Group Inc.	5.000%	2/15/26	19,196	19,222
	Expedia Group Inc.	4.625%	8/1/27	15,000	14,630
	FactSet Research Systems Inc.	2.900%	3/1/27	9,680	9,064
	Fox Corp.	4.030%	1/25/24	35,001	34,871
	Fox Corp.	3.050%	4/7/25	11,333	10,957
	Grupo Televisa SAB	4.625%	1/30/26	7,675	7,666
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Interpublic Group of Cos. Inc.	4.200%	4/15/24	942	937
[2]	Magallanes Inc.	3.428%	3/15/24	36,198	35,387
[2]	Magallanes Inc.	3.528%	3/15/24	13,182	12,861
[2]	Magallanes Inc.	3.638%	3/15/25	42,899	41,434
[2]	Magallanes Inc.	3.788%	3/15/25	9,950	9,589
[2]	Magallanes Inc.	3.755%	3/15/27	94,763	88,514
[2]	Meta Platforms Inc.	3.500%	8/15/27	25,000	24,218
	Omnicom Group Inc.	3.650%	11/1/24	23,804	23,554
	Omnicom Group Inc.	3.600%	4/15/26	34,576	33,798
	Paramount Global	4.750%	5/15/25	11,704	11,783
	Paramount Global	4.000%	1/15/26	19,135	18,822
	Paramount Global	2.900%	1/15/27	20,830	19,332
	Rogers Communications Inc.	4.100%	10/1/23	17,385	17,393
[2]	Rogers Communications Inc.	2.950%	3/15/25	11,561	11,195
	Rogers Communications Inc.	3.625%	12/15/25	18,716	18,103
	Rogers Communications Inc.	2.900%	11/15/26	7,871	7,394
[2]	Rogers Communications Inc.	3.200%	3/15/27	20,330	19,346
	Sprint Corp.	7.875%	9/15/23	8,000	8,244
	Sprint Corp.	7.125%	6/15/24	2,000	2,069
	Take-Two Interactive Software Inc.	3.300%	3/28/24	13,040	12,852
	Take-Two Interactive Software Inc.	3.550%	4/14/25	12,780	12,522
	Take-Two Interactive Software Inc.	3.700%	4/14/27	8,979	8,645
	TCI Communications Inc.	7.875%	2/15/26	14,534	16,229
	Telefonica Emisiones SA	4.103%	3/8/27	37,330	36,215
	TELUS Corp.	2.800%	2/16/27	13,815	12,979
	Tencent Music Entertainment Group	1.375%	9/3/25	6,542	5,896
	Thomson Reuters Corp.	4.300%	11/23/23	11,610	11,650
	Thomson Reuters Corp.	3.350%	5/15/26	13,260	12,843
	T-Mobile USA Inc.	3.500%	4/15/25	76,293	74,542
	T-Mobile USA Inc.	1.500%	2/15/26	23,416	21,109
	T-Mobile USA Inc.	2.250%	2/15/26	4,465	4,101
	T-Mobile USA Inc.	2.625%	4/15/26	36,364	33,727
	T-Mobile USA Inc.	3.750%	4/15/27	90,805	87,102
	T-Mobile USA Inc.	5.375%	4/15/27	9,225	9,257
[1]	TWDC Enterprises 18 Corp.	3.150%	9/17/25	18,626	18,214
	TWDC Enterprises 18 Corp.	3.000%	2/13/26	22,518	21,780
[1]	TWDC Enterprises 18 Corp.	1.850%	7/30/26	19,949	18,372
[1]	TWDC Enterprises 18 Corp.	2.950%	6/15/27	20,414	19,596
	Verizon Communications Inc.	0.750%	3/22/24	6,360	6,070
	Verizon Communications Inc.	3.376%	2/15/25	33,417	32,979
	Verizon Communications Inc.	0.850%	11/20/25	44,996	40,576
	Verizon Communications Inc.	1.450%	3/20/26	61,029	55,664
	Verizon Communications Inc.	2.625%	8/15/26	53,368	50,321
	Verizon Communications Inc.	4.125%	3/16/27	73,667	73,213
	Verizon Communications Inc.	3.000%	3/22/27	22,590	21,403
	Vodafone Group plc	3.750%	1/16/24	26,025	26,035
	Vodafone Group plc	4.125%	5/30/25	35,340	35,214
	Walt Disney Co.	1.750%	8/30/24	28,999	27,854
	Walt Disney Co.	3.700%	9/15/24	9,671	9,632
	Walt Disney Co.	3.350%	3/24/25	35,916	35,414
	Walt Disney Co.	3.700%	10/15/25	14,822	14,708
	Walt Disney Co.	1.750%	1/13/26	37,298	34,739
	Walt Disney Co.	3.375%	11/15/26	11,823	11,533
	Walt Disney Co.	3.700%	3/23/27	18,251	18,017

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Weibo Corp.	3.500%	7/5/24	14,030	13,557
	WPP Finance 2010	3.750%	9/19/24	18,105	17,823
					2,482,968
Consumer Discretionary (6.0%)
	Alibaba Group Holding Ltd.	3.600%	11/28/24	48,391	47,678
	Amazon.com Inc.	2.730%	4/13/24	12,035	11,891
	Amazon.com Inc.	0.450%	5/12/24	60,801	57,687
	Amazon.com Inc.	2.800%	8/22/24	45,875	45,302
	Amazon.com Inc.	3.800%	12/5/24	24,995	25,119
	Amazon.com Inc.	3.000%	4/13/25	14,633	14,405
	Amazon.com Inc.	0.800%	6/3/25	36,611	33,863
	Amazon.com Inc.	5.200%	12/3/25	13,301	13,834
	Amazon.com Inc.	1.000%	5/12/26	49,546	44,879
	Amazon.com Inc.	3.300%	4/13/27	61,138	59,726
	Amazon.com Inc.	1.200%	6/3/27	17,430	15,509
	Amazon.com Inc.	3.150%	8/22/27	73,000	70,539
[1]	American Honda Finance Corp.	3.625%	10/10/23	18,593	18,562
[1]	American Honda Finance Corp.	3.550%	1/12/24	19,353	19,289
[1]	American Honda Finance Corp.	2.900%	2/16/24	17,773	17,542
[1]	American Honda Finance Corp.	2.400%	6/27/24	18,915	18,450
[1]	American Honda Finance Corp.	0.550%	7/12/24	26,096	24,577
[1]	American Honda Finance Corp.	2.150%	9/10/24	26,733	25,853
[1]	American Honda Finance Corp.	1.200%	7/8/25	12,321	11,415
[1]	American Honda Finance Corp.	1.000%	9/10/25	7,432	6,794
[1]	American Honda Finance Corp.	2.300%	9/9/26	15,580	14,538
[1]	American Honda Finance Corp.	2.350%	1/8/27	26,070	24,176
	Aptiv plc	2.396%	2/18/25	9,667	9,204
	AutoNation Inc.	3.500%	11/15/24	8,361	8,159
	AutoNation Inc.	4.500%	10/1/25	12,897	12,835
	AutoZone Inc.	3.125%	4/18/24	9,882	9,723
	AutoZone Inc.	3.250%	4/15/25	3,217	3,127
	AutoZone Inc.	3.625%	4/15/25	13,765	13,542
	AutoZone Inc.	3.125%	4/21/26	12,527	12,021
	AutoZone Inc.	3.750%	6/1/27	13,792	13,434
	Block Financial LLC	5.250%	10/1/25	8,291	8,379
	BorgWarner Inc.	3.375%	3/15/25	13,535	13,278
	BorgWarner Inc.	2.650%	7/1/27	23,321	21,228
	Brunswick Corp.	0.850%	8/18/24	8,825	8,196
	Darden Restaurants Inc.	3.850%	5/1/27	10,628	10,260
	DR Horton Inc.	5.750%	8/15/23	8,614	8,711
	DR Horton Inc.	2.500%	10/15/24	17,005	16,332
	DR Horton Inc.	2.600%	10/15/25	17,509	16,454
	eBay Inc.	3.450%	8/1/24	11,029	10,903
	eBay Inc.	1.900%	3/11/25	23,301	21,995
	eBay Inc.	1.400%	5/10/26	18,345	16,568
	eBay Inc.	3.600%	6/5/27	19,105	18,459
	Fortune Brands Home & Security Inc.	4.000%	9/21/23	16,405	16,367
	Fortune Brands Home & Security Inc.	4.000%	6/15/25	8,648	8,505
	General Motors Co.	4.875%	10/2/23	40,434	40,630
	General Motors Co.	5.400%	10/2/23	19,827	20,027
	General Motors Co.	4.000%	4/1/25	13,639	13,424
	General Motors Co.	6.125%	10/1/25	51,724	53,268
	General Motors Financial Co. Inc.	5.100%	1/17/24	37,713	38,048
	General Motors Financial Co. Inc.	1.050%	3/8/24	17,989	17,085
	General Motors Financial Co. Inc.	3.950%	4/13/24	21,428	21,268
	General Motors Financial Co. Inc.	1.200%	10/15/24	25,960	24,268
	General Motors Financial Co. Inc.	3.500%	11/7/24	23,376	22,903
	General Motors Financial Co. Inc.	4.000%	1/15/25	27,188	26,821
	General Motors Financial Co. Inc.	2.900%	2/26/25	38,897	37,222
	General Motors Financial Co. Inc.	3.800%	4/7/25	7,298	7,116
	General Motors Financial Co. Inc.	4.350%	4/9/25	38,371	37,913
	General Motors Financial Co. Inc.	2.750%	6/20/25	27,848	26,343
	General Motors Financial Co. Inc.	4.300%	7/13/25	12,382	12,196
	General Motors Financial Co. Inc.	1.250%	1/8/26	13,951	12,314
	General Motors Financial Co. Inc.	5.250%	3/1/26	28,902	29,057
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	General Motors Financial Co. Inc.	1.500%	6/10/26	12,648	11,112
	General Motors Financial Co. Inc.	4.000%	10/6/26	18,216	17,525
	General Motors Financial Co. Inc.	4.350%	1/17/27	39,730	38,352
	General Motors Financial Co. Inc.	2.350%	2/26/27	21,998	19,532
	General Motors Financial Co. Inc.	5.000%	4/9/27	44,344	43,719
	General Motors Financial Co. Inc.	2.700%	8/20/27	15,000	13,334
	Genuine Parts Co.	1.750%	2/1/25	3,335	3,137
	Harley-Davidson Inc.	3.500%	7/28/25	11,679	11,257
	Hasbro Inc.	3.000%	11/19/24	15,217	14,813
	Hasbro Inc.	3.550%	11/19/26	19,416	18,490
	Home Depot Inc.	3.750%	2/15/24	24,984	25,027
	Home Depot Inc.	2.700%	4/15/25	5,050	4,931
	Home Depot Inc.	3.350%	9/15/25	27,994	27,711
	Home Depot Inc.	3.000%	4/1/26	32,106	31,220
	Home Depot Inc.	2.125%	9/15/26	15,237	14,281
	Home Depot Inc.	2.500%	4/15/27	39,083	36,892
	Home Depot Inc.	2.875%	4/15/27	6,955	6,684
	Home Depot Inc.	2.800%	9/14/27	6,000	5,700
	Honda Motor Co. Ltd.	2.271%	3/10/25	23,085	22,147
	Honda Motor Co. Ltd.	2.534%	3/10/27	33,880	31,649
	Hyatt Hotels Corp.	1.300%	10/1/23	6,880	6,666
	Hyatt Hotels Corp.	1.800%	10/1/24	3,950	3,749
	Hyatt Hotels Corp.	5.625%	4/23/25	13,372	13,511
	Hyatt Hotels Corp.	4.850%	3/15/26	15,606	15,707
	JD.com Inc.	3.875%	4/29/26	10,724	10,466
	Kohl's Corp.	4.250%	7/17/25	3,186	3,059
	Leggett & Platt Inc.	3.800%	11/15/24	7,391	7,294
	Leland Stanford Junior University	1.289%	6/1/27	7,554	6,706
	Lennar Corp.	4.875%	12/15/23	14,952	15,028
	Lennar Corp.	4.500%	4/30/24	18,489	18,515
	Lennar Corp.	5.875%	11/15/24	10,780	11,039
	Lennar Corp.	4.750%	5/30/25	13,763	13,846
	Lennar Corp.	5.250%	6/1/26	7,080	7,133
	Lennar Corp.	5.000%	6/15/27	3,844	3,816
	Lennar Corp.	4.750%	11/29/27	3,000	2,930
	Lowe's Cos. Inc.	3.875%	9/15/23	6,658	6,661
	Lowe's Cos. Inc.	3.125%	9/15/24	4,401	4,332
	Lowe's Cos. Inc.	4.000%	4/15/25	21,688	21,682
	Lowe's Cos. Inc.	3.375%	9/15/25	20,082	19,675
	Lowe's Cos. Inc.	2.500%	4/15/26	32,174	30,617
	Lowe's Cos. Inc.	3.350%	4/1/27	22,949	22,112
	Lowe's Cos. Inc.	3.100%	5/3/27	28,187	26,809
	Magna International Inc.	3.625%	6/15/24	12,692	12,591
	Magna International Inc.	4.150%	10/1/25	16,316	16,249
[1]	Marriott International Inc.	4.150%	12/1/23	7,442	7,446
	Marriott International Inc.	3.600%	4/15/24	16,127	15,973
	Marriott International Inc.	3.750%	3/15/25	8,583	8,448
[1]	Marriott International Inc.	5.750%	5/1/25	5,519	5,688
	Marriott International Inc.	3.750%	10/1/25	7,627	7,448
[1]	Marriott International Inc.	3.125%	6/15/26	32,065	30,422
[1]	McDonald's Corp.	3.250%	6/10/24	10,880	10,789
[1]	McDonald's Corp.	3.375%	5/26/25	15,815	15,533
[1]	McDonald's Corp.	3.300%	7/1/25	22,979	22,557
[1]	McDonald's Corp.	1.450%	9/1/25	13,043	12,134
[1]	McDonald's Corp.	3.700%	1/30/26	36,166	35,824
[1]	McDonald's Corp.	3.500%	3/1/27	17,913	17,535
[2]	Mercedes-Benz Finance North America LLC	0.750%	3/1/24	6,000	5,704
	NIKE Inc.	2.400%	3/27/25	16,208	15,693
	NIKE Inc.	2.375%	11/1/26	21,263	20,158
	NIKE Inc.	2.750%	3/27/27	30,997	29,639
	O'Reilly Automotive Inc.	3.850%	6/15/23	5,904	5,888
	O'Reilly Automotive Inc.	3.550%	3/15/26	12,154	11,840
	Owens Corning	4.200%	12/1/24	7,421	7,410
	Owens Corning	3.400%	8/15/26	10,966	10,446
	PulteGroup Inc.	5.500%	3/1/26	14,420	14,600
	PulteGroup Inc.	5.000%	1/15/27	5,580	5,594

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	PVH Corp.	4.625%	7/10/25	12,002	11,939
	Ralph Lauren Corp.	3.750%	9/15/25	8,979	8,896
	Ross Stores Inc.	4.600%	4/15/25	16,850	16,940
	Ross Stores Inc.	0.875%	4/15/26	14,646	12,932
	Snap-on Inc.	3.250%	3/1/27	1,841	1,797
	Stanley Black & Decker Inc.	3.400%	3/1/26	18,570	18,130
[1]	Stanley Black & Decker Inc.	4.000%	3/15/60	16,849	15,427
	Starbucks Corp.	3.850%	10/1/23	9,583	9,580
	Starbucks Corp.	3.800%	8/15/25	33,026	32,822
	Starbucks Corp.	2.450%	6/15/26	10,105	9,579
	Starbucks Corp.	2.000%	3/12/27	18,284	16,669
	Tapestry Inc.	4.125%	7/15/27	914	874
	TJX Cos. Inc.	2.250%	9/15/26	17,585	16,567
	Toll Brothers Finance Corp.	4.875%	11/15/25	10,425	10,325
	Toyota Motor Corp.	0.681%	3/25/24	39,143	37,345
	Toyota Motor Corp.	2.358%	7/2/24	8,901	8,687
	Toyota Motor Corp.	1.339%	3/25/26	27,088	24,799
[1]	Toyota Motor Credit Corp.	3.450%	9/20/23	12,024	11,994
[1]	Toyota Motor Credit Corp.	2.250%	10/18/23	15,743	15,509
	Toyota Motor Credit Corp.	3.350%	1/8/24	11,876	11,827
[1]	Toyota Motor Credit Corp.	0.450%	1/11/24	26,047	24,939
	Toyota Motor Credit Corp.	2.500%	3/22/24	12,900	12,669
[1]	Toyota Motor Credit Corp.	2.900%	4/17/24	15,771	15,572
[1]	Toyota Motor Credit Corp.	0.500%	6/18/24	13,666	12,912
	Toyota Motor Credit Corp.	0.625%	9/13/24	18,232	17,125
[1]	Toyota Motor Credit Corp.	2.000%	10/7/24	9,931	9,577
[1]	Toyota Motor Credit Corp.	1.450%	1/13/25	12,985	12,274
[1]	Toyota Motor Credit Corp.	1.800%	2/13/25	54,446	51,786
[1]	Toyota Motor Credit Corp.	3.000%	4/1/25	31,915	31,197
[1]	Toyota Motor Credit Corp.	3.400%	4/14/25	16,448	16,243
	Toyota Motor Credit Corp.	3.950%	6/30/25	11,980	11,968
[1]	Toyota Motor Credit Corp.	0.800%	10/16/25	12,656	11,512
[1]	Toyota Motor Credit Corp.	0.800%	1/9/26	10,565	9,555
[1]	Toyota Motor Credit Corp.	1.125%	6/18/26	25,674	23,213
[1]	Toyota Motor Credit Corp.	3.200%	1/11/27	35,960	34,805
[1]	Toyota Motor Credit Corp.	1.900%	1/13/27	9,982	9,176
	Toyota Motor Credit Corp.	3.050%	3/22/27	34,132	32,733
[1]	Toyota Motor Credit Corp.	1.150%	8/13/27	13,318	11,598
	VF Corp.	2.400%	4/23/25	19,396	18,509
	VF Corp.	2.800%	4/23/27	9,422	8,806
	Whirlpool Corp.	4.000%	3/1/24	8,025	8,019
	Whirlpool Corp.	3.700%	5/1/25	5,612	5,529
[1]	Yale University	0.873%	4/15/25	11,406	10,598
					3,046,639
Consumer Staples (5.0%)
	Altria Group Inc.	4.000%	1/31/24	15,398	15,397
	Altria Group Inc.	3.800%	2/14/24	11,027	10,963
	Altria Group Inc.	2.350%	5/6/25	13,760	13,083
	Altria Group Inc.	4.400%	2/14/26	34,056	33,910
	Altria Group Inc.	2.625%	9/16/26	3,994	3,730
[1]	Anheuser-Busch Cos. LLC	3.650%	2/1/26	74,068	72,847
	Archer-Daniels-Midland Co.	2.500%	8/11/26	24,708	23,528
	Avery Dennison Corp.	0.850%	8/15/24	60	56
	BAT Capital Corp.	3.222%	8/15/24	44,283	43,256
	BAT Capital Corp.	2.789%	9/6/24	21,559	20,880
	BAT Capital Corp.	3.215%	9/6/26	24,346	22,690
	BAT Capital Corp.	4.700%	4/2/27	12,090	11,775
	BAT Capital Corp.	3.557%	8/15/27	65,000	59,746
	BAT Capital Corp.	2.259%	3/25/28	10,000	8,406
	BAT International Finance plc	1.668%	3/25/26	36,913	32,895
	Brown-Forman Corp.	3.500%	4/15/25	5,630	5,568
	Bunge Ltd. Finance Corp.	1.630%	8/17/25	12,701	11,791
	Bunge Ltd. Finance Corp.	3.250%	8/15/26	18,890	18,156
	Campbell Soup Co.	3.950%	3/15/25	25,618	25,403
	Campbell Soup Co.	3.300%	3/19/25	6,106	5,961
	Church & Dwight Co. Inc.	3.150%	8/1/27	10,000	9,490
	Coca-Cola Co.	1.750%	9/6/24	15,461	14,992
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Coca-Cola Co.	3.375%	3/25/27	24,639	24,348
	Coca-Cola Co.	2.900%	5/25/27	6,509	6,282
	Coca-Cola Co.	1.450%	6/1/27	36,010	32,585
	Coca-Cola Consolidated Inc.	3.800%	11/25/25	8,465	8,312
[1]	Colgate-Palmolive Co.	3.250%	3/15/24	12,249	12,187
	Colgate-Palmolive Co.	3.100%	8/15/27	17,900	17,414
	Conagra Brands Inc.	4.300%	5/1/24	22,306	22,292
	Conagra Brands Inc.	4.600%	11/1/25	25,199	25,159
	Constellation Brands Inc.	4.750%	11/15/24	5,702	5,774
	Constellation Brands Inc.	4.400%	11/15/25	13,220	13,248
	Constellation Brands Inc.	4.750%	12/1/25	9,646	9,783
	Constellation Brands Inc.	3.700%	12/6/26	12,851	12,448
	Constellation Brands Inc.	3.500%	5/9/27	26,002	24,865
	Constellation Brands Inc.	4.350%	5/9/27	12,860	12,767
	Costco Wholesale Corp.	2.750%	5/18/24	33,191	32,812
	Costco Wholesale Corp.	3.000%	5/18/27	22,677	22,043
	Costco Wholesale Corp.	1.375%	6/20/27	31,496	28,287
	Diageo Capital plc	3.500%	9/18/23	12,429	12,392
	Diageo Capital plc	2.125%	10/24/24	6,664	6,429
	Diageo Capital plc	1.375%	9/29/25	20,469	18,973
	Dollar General Corp.	4.150%	11/1/25	11,350	11,304
	Dollar General Corp.	3.875%	4/15/27	14,530	14,270
	Dollar Tree Inc.	4.000%	5/15/25	23,079	22,848
	Estee Lauder Cos. Inc.	2.000%	12/1/24	14,776	14,335
	Estee Lauder Cos. Inc.	3.150%	3/15/27	5,141	5,006
	Flowers Foods Inc.	3.500%	10/1/26	8,099	7,704
	General Mills Inc.	3.650%	2/15/24	14,387	14,343
	General Mills Inc.	4.000%	4/17/25	16,683	16,632
	General Mills Inc.	3.200%	2/10/27	16,978	16,364
[2]	GSK Consumer Healthcare Capital UK plc	3.125%	3/24/25	18,749	18,074
[2]	GSK Consumer Healthcare Capital US LLC	3.024%	3/24/24	8,625	8,439
[2]	GSK Consumer Healthcare Capital US LLC	3.375%	3/24/27	53,190	50,031
	Hershey Co.	2.625%	5/1/23	635	630
	Hershey Co.	2.050%	11/15/24	1,624	1,570
	Hershey Co.	0.900%	6/1/25	8,750	8,078
	Hershey Co.	3.200%	8/21/25	4,076	4,002
	Hershey Co.	2.300%	8/15/26	16,630	15,707
	Hormel Foods Corp.	0.650%	6/3/24	15,927	15,129
	Ingredion Inc.	3.200%	10/1/26	11,224	10,757
	J M Smucker Co.	3.500%	3/15/25	23,848	23,530
	Kellogg Co.	2.650%	12/1/23	14,597	14,396
	Kellogg Co.	3.250%	4/1/26	15,082	14,634
	Keurig Dr Pepper Inc.	3.130%	12/15/23	19,900	19,708
	Keurig Dr Pepper Inc.	0.750%	3/15/24	12,153	11,557
	Keurig Dr Pepper Inc.	4.417%	5/25/25	11,599	11,637
	Keurig Dr Pepper Inc.	3.400%	11/15/25	11,961	11,683
	Keurig Dr Pepper Inc.	2.550%	9/15/26	15,685	14,666
	Keurig Dr Pepper Inc.	3.430%	6/15/27	6,385	6,103
	Kimberly-Clark Corp.	3.050%	8/15/25	6,120	5,998
	Kimberly-Clark Corp.	2.750%	2/15/26	11,789	11,391
	Kraft Heinz Foods Co.	3.000%	6/1/26	42,972	40,635
	Kraft Heinz Foods Co.	3.875%	5/15/27	34,498	33,324
	Kroger Co.	4.000%	2/1/24	16,256	16,258
	Kroger Co.	3.500%	2/1/26	11,992	11,714
	Kroger Co.	2.650%	10/15/26	18,105	17,098
	Kroger Co.	3.700%	8/1/27	15,500	15,059
	McCormick & Co. Inc.	3.150%	8/15/24	23,921	23,540
	McCormick & Co. Inc.	0.900%	2/15/26	12,027	10,719
	McCormick & Co. Inc.	3.400%	8/15/27	10,000	9,605
	Mead Johnson Nutrition Co.	4.125%	11/15/25	29,363	29,442
	Molson Coors Beverage Co.	3.000%	7/15/26	48,956	45,900
	Mondelez International Inc.	2.125%	3/17/24	9,146	8,905
	Mondelez International Inc.	1.500%	5/4/25	24,017	22,476
	Mondelez International Inc.	2.625%	3/17/27	10,290	9,601

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	PepsiCo Inc.	0.400%	10/7/23	14,674	14,171
	PepsiCo Inc.	3.600%	3/1/24	10,657	10,663
	PepsiCo Inc.	2.250%	3/19/25	42,287	40,787
	PepsiCo Inc.	2.750%	4/30/25	23,492	22,913
	PepsiCo Inc.	3.500%	7/17/25	17,408	17,324
	PepsiCo Inc.	2.850%	2/24/26	25,670	25,000
	PepsiCo Inc.	2.375%	10/6/26	19,086	18,113
	PepsiCo Inc.	2.625%	3/19/27	20,241	19,210
	Philip Morris International Inc.	3.600%	11/15/23	13,617	13,585
	Philip Morris International Inc.	2.875%	5/1/24	23,810	23,436
	Philip Morris International Inc.	3.250%	11/10/24	7,036	6,934
	Philip Morris International Inc.	1.500%	5/1/25	5,630	5,280
	Philip Morris International Inc.	3.375%	8/11/25	18,965	18,660
	Philip Morris International Inc.	2.750%	2/25/26	26,758	25,394
	Philip Morris International Inc.	0.875%	5/1/26	17,830	15,838
	Procter & Gamble Co.	3.100%	8/15/23	37,025	36,888
	Procter & Gamble Co.	0.550%	10/29/25	26,069	23,689
	Procter & Gamble Co.	2.700%	2/2/26	11,699	11,447
	Procter & Gamble Co.	2.450%	11/3/26	32,024	30,650
	Procter & Gamble Co.	1.900%	2/1/27	8,807	8,242
	Procter & Gamble Co.	2.800%	3/25/27	9,422	9,064
	Procter & Gamble Co.	2.850%	8/11/27	10,000	9,600
	Reynolds American Inc.	4.850%	9/15/23	9,151	9,200
	Reynolds American Inc.	4.450%	6/12/25	77,810	77,115
	Sysco Corp.	3.750%	10/1/25	20,512	20,224
	Sysco Corp.	3.300%	7/15/26	22,181	21,460
	Target Corp.	3.500%	7/1/24	16,940	16,907
	Target Corp.	2.250%	4/15/25	20,645	19,835
	Target Corp.	2.500%	4/15/26	24,164	23,180
	Target Corp.	1.950%	1/15/27	33,355	31,029
	Tyson Foods Inc.	3.900%	9/28/23	4,323	4,321
	Tyson Foods Inc.	3.950%	8/15/24	14,741	14,698
	Tyson Foods Inc.	4.000%	3/1/26	28,392	28,066
	Tyson Foods Inc.	3.550%	6/2/27	27,325	26,201
	Unilever Capital Corp.	0.375%	9/14/23	16,055	15,524
	Unilever Capital Corp.	3.250%	3/7/24	14,999	14,909
	Unilever Capital Corp.	2.600%	5/5/24	11,886	11,664
	Unilever Capital Corp.	0.626%	8/12/24	5,070	4,783
	Unilever Capital Corp.	3.375%	3/22/25	7,786	7,677
	Unilever Capital Corp.	3.100%	7/30/25	9,019	8,836
	Unilever Capital Corp.	2.000%	7/28/26	20,665	19,294
	Unilever Capital Corp.	2.900%	5/5/27	12,085	11,554
	Walgreens Boots Alliance Inc.	0.950%	11/17/23	4,088	3,944
	Walgreens Boots Alliance Inc.	3.800%	11/18/24	23,185	23,029
	Walgreens Boots Alliance Inc.	3.450%	6/1/26	34,604	33,514
	Walmart Inc.	3.400%	6/26/23	47,689	47,681
	Walmart Inc.	3.300%	4/22/24	37,574	37,425
	Walmart Inc.	2.850%	7/8/24	30,644	30,195
	Walmart Inc.	2.650%	12/15/24	14,848	14,569
	Walmart Inc.	3.550%	6/26/25	20,412	20,396
	Walmart Inc.	3.050%	7/8/26	24,666	24,350
	Walmart Inc.	1.050%	9/17/26	6,900	6,251
					2,542,444
Energy (5.9%)
	Baker Hughes Holdings LLC	1.231%	12/15/23	12,202	11,806
	Baker Hughes Holdings LLC	2.061%	12/15/26	11,608	10,571
	Boardwalk Pipelines LP	4.950%	12/15/24	6,021	6,066
	Boardwalk Pipelines LP	5.950%	6/1/26	17,528	18,117
	Boardwalk Pipelines LP	4.450%	7/15/27	6,758	6,489
	BP Capital Markets America Inc.	3.796%	9/21/25	18,797	18,754
	BP Capital Markets America Inc.	3.410%	2/11/26	19,605	19,242
[1]	BP Capital Markets America Inc.	3.119%	5/4/26	18,750	18,148
[1]	BP Capital Markets America Inc.	3.017%	1/16/27	26,343	25,206
	BP Capital Markets America Inc.	3.543%	4/6/27	15,255	14,869
[1]	BP Capital Markets America Inc.	3.588%	4/14/27	13,405	13,055
	Canadian Natural Resources Ltd.	3.800%	4/15/24	18,050	17,865
	Canadian Natural Resources Ltd.	3.900%	2/1/25	14,550	14,331
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Canadian Natural Resources Ltd.	2.050%	7/15/25	15,959	14,888
	Canadian Natural Resources Ltd.	3.850%	6/1/27	26,845	25,648
	Cenovus Energy Inc.	5.375%	7/15/25	18,310	18,795
	Cenovus Energy Inc.	4.250%	4/15/27	22,708	22,357
	Cheniere Corpus Christi Holdings LLC	7.000%	6/30/24	26,736	27,521
	Cheniere Corpus Christi Holdings LLC	5.875%	3/31/25	47,728	48,694
	Cheniere Corpus Christi Holdings LLC	5.125%	6/30/27	33,775	33,741
	Chevron Corp.	2.895%	3/3/24	28,914	28,604
	Chevron Corp.	1.554%	5/11/25	56,173	53,004
	Chevron Corp.	3.326%	11/17/25	14,817	14,614
	Chevron Corp.	2.954%	5/16/26	41,590	40,275
	Chevron Corp.	1.995%	5/11/27	23,790	21,978
	Chevron USA Inc.	3.900%	11/15/24	16,265	16,398
	Chevron USA Inc.	0.687%	8/12/25	19,834	18,119
	Chevron USA Inc.	1.018%	8/12/27	5,868	5,117
	Columbia Pipeline Group Inc.	4.500%	6/1/25	22,698	22,634
	ConocoPhillips Co.	2.125%	3/8/24	10,660	10,424
	ConocoPhillips Co.	3.350%	11/15/24	6,969	6,905
	ConocoPhillips Co.	2.400%	3/7/25	10,050	9,715
	Continental Resources Inc.	3.800%	6/1/24	21,660	21,350
[2]	Coterra Energy Inc.	4.375%	6/1/24	21,187	21,056
[2]	Coterra Energy Inc.	3.900%	5/15/27	18,015	17,198
	DCP Midstream Operating LP	5.375%	7/15/25	6,716	6,735
	DCP Midstream Operating LP	5.625%	7/15/27	5,175	5,241
	Devon Energy Corp.	5.250%	9/15/24	16,570	16,851
	Devon Energy Corp.	5.850%	12/15/25	12,076	12,491
	Diamondback Energy Inc.	3.250%	12/1/26	20,152	19,337
[1]	Eastern Gas Transmission & Storage Inc.	3.600%	12/15/24	3,906	3,844
	Enbridge Energy Partners LP	5.875%	10/15/25	8,362	8,639
	Enbridge Inc.	4.000%	10/1/23	21,861	21,799
	Enbridge Inc.	0.550%	10/4/23	2,461	2,366
	Enbridge Inc.	2.150%	2/16/24	6,549	6,353
	Enbridge Inc.	3.500%	6/10/24	14,321	14,142
	Enbridge Inc.	2.500%	1/15/25	11,791	11,299
	Enbridge Inc.	2.500%	2/14/25	2,782	2,666
	Enbridge Inc.	1.600%	10/4/26	6,775	6,021
	Enbridge Inc.	4.250%	12/1/26	22,942	22,606
	Enbridge Inc.	3.700%	7/15/27	14,025	13,425
[1]	Energy Transfer LP	4.200%	9/15/23	14,937	14,913
	Energy Transfer LP	4.500%	11/1/23	18,799	18,796
[1]	Energy Transfer LP	5.875%	1/15/24	22,598	22,901
	Energy Transfer LP	4.900%	2/1/24	9,132	9,149
	Energy Transfer LP	4.250%	4/1/24	19,073	18,941
	Energy Transfer LP	4.500%	4/15/24	20,436	20,391
	Energy Transfer LP	3.900%	5/15/24	12,510	12,337
	Energy Transfer LP	4.050%	3/15/25	17,704	17,387
	Energy Transfer LP	2.900%	5/15/25	18,781	17,810
	Energy Transfer LP	5.950%	12/1/25	11,592	11,855
	Energy Transfer LP	4.750%	1/15/26	24,124	23,945
	Energy Transfer LP	3.900%	7/15/26	13,749	13,154
	Energy Transfer LP	4.400%	3/15/27	21,591	20,914
	Energy Transfer LP	4.200%	4/15/27	15,896	15,255
[1]	Energy Transfer LP	5.500%	6/1/27	22,235	22,503
	Enterprise Products Operating LLC	3.900%	2/15/24	13,791	13,742
	Enterprise Products Operating LLC	3.750%	2/15/25	29,447	29,246
	Enterprise Products Operating LLC	3.700%	2/15/26	21,213	20,943
	Enterprise Products Operating LLC	3.950%	2/15/27	13,471	13,295
[1]	Enterprise Products Operating LLC	5.250%	8/16/77	13,146	11,493
	EOG Resources Inc.	3.150%	4/1/25	11,857	11,654
	EOG Resources Inc.	4.150%	1/15/26	23,873	23,898
	EQT Corp.	6.125%	2/1/25	17,924	18,418
	Exxon Mobil Corp.	3.176%	3/15/24	15,747	15,670
	Exxon Mobil Corp.	2.019%	8/16/24	23,286	22,578

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Exxon Mobil Corp.	2.709%	3/6/25	30,465	29,666
	Exxon Mobil Corp.	2.992%	3/19/25	85,047	83,207
	Exxon Mobil Corp.	3.043%	3/1/26	59,446	57,892
	Exxon Mobil Corp.	2.275%	8/16/26	24,107	22,769
	Exxon Mobil Corp.	3.294%	3/19/27	14,115	13,835
	Halliburton Co.	3.500%	8/1/23	14,027	14,037
	Halliburton Co.	3.800%	11/15/25	7,899	7,815
	Hess Corp.	3.500%	7/15/24	8,000	7,871
	Hess Corp.	4.300%	4/1/27	23,580	23,019
[2]	HF Sinclair Corp.	2.625%	10/1/23	5,247	5,088
[2]	HF Sinclair Corp.	5.875%	4/1/26	25,497	25,633
	Kinder Morgan Energy Partners LP	3.500%	9/1/23	18,833	18,749
	Kinder Morgan Energy Partners LP	4.150%	2/1/24	15,675	15,678
	Kinder Morgan Energy Partners LP	4.300%	5/1/24	16,692	16,756
	Kinder Morgan Energy Partners LP	4.250%	9/1/24	8,897	8,887
	Kinder Morgan Inc.	4.300%	6/1/25	27,665	27,583
	Kinder Morgan Inc.	1.750%	11/15/26	11,453	10,238
	Magellan Midstream Partners LP	5.000%	3/1/26	15,487	15,685
	Marathon Oil Corp.	4.400%	7/15/27	590	574
	Marathon Petroleum Corp.	3.625%	9/15/24	7,259	7,190
	Marathon Petroleum Corp.	4.700%	5/1/25	40,842	41,108
	Marathon Petroleum Corp.	5.125%	12/15/26	27,012	27,760
	MPLX LP	4.875%	12/1/24	26,046	26,227
	MPLX LP	4.000%	2/15/25	11,045	10,884
	MPLX LP	4.875%	6/1/25	24,900	25,025
	MPLX LP	1.750%	3/1/26	37,186	33,656
	MPLX LP	4.125%	3/1/27	31,311	30,308
	Northwest Pipeline LLC	4.000%	4/1/27	1,582	1,524
	ONEOK Inc.	7.500%	9/1/23	7,200	7,373
	ONEOK Inc.	2.750%	9/1/24	9,820	9,496
	ONEOK Inc.	2.200%	9/15/25	10,581	9,876
	ONEOK Inc.	5.850%	1/15/26	14,507	14,881
	ONEOK Inc.	4.000%	7/13/27	10,685	10,218
	ONEOK Partners LP	5.000%	9/15/23	9,492	9,540
	ONEOK Partners LP	4.900%	3/15/25	15,970	15,978
	Ovintiv Exploration Inc.	5.375%	1/1/26	17,240	17,505
	Phillips 66	0.900%	2/15/24	6,874	6,576
	Phillips 66	3.850%	4/9/25	24,062	23,854
	Phillips 66	1.300%	2/15/26	10,926	9,886
[2]	Phillips 66 Co.	2.450%	12/15/24	7,201	6,852
[2]	Phillips 66 Co.	3.605%	2/15/25	10,972	10,745
[2]	Phillips 66 Co.	3.550%	10/1/26	10,652	10,237
	Pioneer Natural Resources Co.	1.125%	1/15/26	19,434	17,366
	Plains All American Pipeline LP	3.850%	10/15/23	16,175	16,049
	Plains All American Pipeline LP	3.600%	11/1/24	10,228	10,000
	Plains All American Pipeline LP	4.650%	10/15/25	29,363	29,073
	Plains All American Pipeline LP	4.500%	12/15/26	16,646	16,224
	Sabine Pass Liquefaction LLC	5.750%	5/15/24	55,908	56,755
	Sabine Pass Liquefaction LLC	5.625%	3/1/25	61,242	62,401
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	21,966	22,598
	Sabine Pass Liquefaction LLC	5.000%	3/15/27	36,451	36,339
	Schlumberger Finance Canada Ltd.	1.400%	9/17/25	14,000	13,064
	Schlumberger Investment SA	3.650%	12/1/23	36,774	36,757
	Shell International Finance BV	0.375%	9/15/23	21,121	20,408
	Shell International Finance BV	3.500%	11/13/23	22,846	22,812
	Shell International Finance BV	2.000%	11/7/24	23,371	22,621
	Shell International Finance BV	3.250%	5/11/25	60,153	59,229
	Shell International Finance BV	2.875%	5/10/26	42,341	40,847
	Shell International Finance BV	2.500%	9/12/26	26,664	25,253
	Spectra Energy Partners LP	4.750%	3/15/24	30,356	30,516
	Spectra Energy Partners LP	3.500%	3/15/25	9,012	8,814
	Spectra Energy Partners LP	3.375%	10/15/26	22,365	21,297
	Targa Resources Partners LP	6.500%	7/15/27	18,280	18,802
	TC PipeLines LP	4.375%	3/13/25	6,987	6,969
	TC PipeLines LP	3.900%	5/25/27	12,738	12,363
	Tennessee Gas Pipeline Co. LLC	7.000%	3/15/27	4,518	4,823
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	TotalEnergies Capital International SA	3.700%	1/15/24	28,864	28,875
	TotalEnergies Capital International SA	3.750%	4/10/24	14,641	14,670
	TotalEnergies Capital International SA	2.434%	1/10/25	24,102	23,340
	TransCanada PipeLines Ltd.	3.750%	10/16/23	13,866	13,819
	TransCanada PipeLines Ltd.	1.000%	10/12/24	24,583	22,925
	TransCanada PipeLines Ltd.	4.875%	1/15/26	22,508	22,707
	Transcontinental Gas Pipe Line Co. LLC	7.850%	2/1/26	26,051	28,472
	Valero Energy Corp.	2.850%	4/15/25	10,313	9,978
	Williams Cos. Inc.	4.500%	11/15/23	12,480	12,517
	Williams Cos. Inc.	4.300%	3/4/24	30,974	30,969
	Williams Cos. Inc.	4.550%	6/24/24	26,900	26,965
	Williams Cos. Inc.	3.900%	1/15/25	9,758	9,635
	Williams Cos. Inc.	4.000%	9/15/25	24,590	24,243
	Williams Cos. Inc.	3.750%	6/15/27	30,713	29,655
					2,990,388
Financials (43.9%)
	AerCap Ireland Capital DAC	4.500%	9/15/23	36,327	36,138
	AerCap Ireland Capital DAC	1.150%	10/29/23	33,277	31,843
	AerCap Ireland Capital DAC	4.875%	1/16/24	32,387	32,223
	AerCap Ireland Capital DAC	3.150%	2/15/24	21,462	20,793
	AerCap Ireland Capital DAC	2.875%	8/14/24	20,284	19,409
	AerCap Ireland Capital DAC	1.650%	10/29/24	71,875	66,555
[1]	AerCap Ireland Capital DAC	1.750%	10/29/24	23,675	21,905
	AerCap Ireland Capital DAC	3.500%	1/15/25	19,752	18,970
	AerCap Ireland Capital DAC	6.500%	7/15/25	31,306	32,065
	AerCap Ireland Capital DAC	4.450%	10/1/25	21,957	21,293
	AerCap Ireland Capital DAC	1.750%	1/30/26	16,417	14,490
	AerCap Ireland Capital DAC	4.450%	4/3/26	3,247	3,139
	AerCap Ireland Capital DAC	2.450%	10/29/26	95,540	84,201
	AerCap Ireland Capital DAC	3.650%	7/21/27	12,104	11,015
	Affiliated Managers Group Inc.	4.250%	2/15/24	5,941	5,941
	Affiliated Managers Group Inc.	3.500%	8/1/25	10,132	9,938
	Aflac Inc.	3.625%	11/15/24	33,502	33,363
	Aflac Inc.	3.250%	3/17/25	12,619	12,422
	Aflac Inc.	1.125%	3/15/26	19,676	17,793
	Air Lease Corp.	3.000%	9/15/23	13,994	13,803
[1]	Air Lease Corp.	4.250%	2/1/24	25,366	25,222
[1]	Air Lease Corp.	0.700%	2/15/24	17,379	16,409
	Air Lease Corp.	0.800%	8/18/24	18,354	16,951
	Air Lease Corp.	4.250%	9/15/24	15,338	15,166
[1]	Air Lease Corp.	2.300%	2/1/25	17,996	16,870
	Air Lease Corp.	3.250%	3/1/25	12,625	12,103
	Air Lease Corp.	3.375%	7/1/25	12,309	11,683
[1]	Air Lease Corp.	2.875%	1/15/26	30,183	27,841
[1]	Air Lease Corp.	3.750%	6/1/26	15,576	14,727
	Air Lease Corp.	1.875%	8/15/26	30,204	26,393
	Air Lease Corp.	2.200%	1/15/27	14,826	13,014
	Air Lease Corp.	3.625%	4/1/27	16,070	14,888
	Aircastle Ltd.	4.400%	9/25/23	15,050	14,984
	Aircastle Ltd.	4.125%	5/1/24	12,418	12,130
	Aircastle Ltd.	4.250%	6/15/26	16,076	14,808
	Allied World Assurance Co. Holdings Ltd.	4.350%	10/29/25	11,250	10,941
	Allstate Corp.	0.750%	12/15/25	9,610	8,614
	Allstate Corp.	3.280%	12/15/26	8,752	8,505
[1]	Allstate Corp.	5.750%	8/15/53	14,287	13,100
	Ally Financial Inc.	1.450%	10/2/23	34,214	33,146
	Ally Financial Inc.	3.875%	5/21/24	15,178	15,034
	Ally Financial Inc.	5.125%	9/30/24	31,117	31,561
	Ally Financial Inc.	4.625%	3/30/25	22,758	22,700
	Ally Financial Inc.	5.800%	5/1/25	19,050	19,501
	Ally Financial Inc.	4.750%	6/9/27	10,455	10,198

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	American Equity Investment Life Holding Co.	5.000%	6/15/27	11,249	10,958
	American Express Co.	0.750%	11/3/23	22,716	21,950
	American Express Co.	3.400%	2/22/24	40,484	40,160
	American Express Co.	3.375%	5/3/24	7,430	7,346
	American Express Co.	2.500%	7/30/24	33,970	33,049
	American Express Co.	3.000%	10/30/24	39,123	38,343
	American Express Co.	3.625%	12/5/24	14,354	14,273
	American Express Co.	2.250%	3/4/25	38,755	36,989
	American Express Co.	3.950%	8/1/25	23,380	23,136
	American Express Co.	4.200%	11/6/25	15,891	15,917
	American Express Co.	3.125%	5/20/26	19,751	19,064
	American Express Co.	1.650%	11/4/26	25,789	23,309
	American Express Co.	2.550%	3/4/27	41,970	38,973
	American Express Co.	3.300%	5/3/27	70,194	67,171
[1]	American Express Credit Corp.	3.300%	5/3/27	1,650	1,588
	American International Group Inc.	4.125%	2/15/24	17,621	17,664
	American International Group Inc.	2.500%	6/30/25	41,255	39,327
	American International Group Inc.	3.750%	7/10/25	12,077	11,923
	American International Group Inc.	3.900%	4/1/26	31,248	30,699
	Ameriprise Financial Inc.	4.000%	10/15/23	20,590	20,601
	Ameriprise Financial Inc.	3.700%	10/15/24	13,108	13,006
	Ameriprise Financial Inc.	3.000%	4/2/25	18,276	17,799
	Ameriprise Financial Inc.	2.875%	9/15/26	4,172	3,969
[1]	Aon Corp.	8.205%	1/1/27	10,581	11,356
	Aon Corp.	2.850%	5/28/27	12,757	11,879
	Aon Global Ltd.	4.000%	11/27/23	7,907	7,910
	Aon Global Ltd.	3.500%	6/14/24	6,345	6,283
	Aon Global Ltd.	3.875%	12/15/25	26,569	26,257
	Arch Capital Finance LLC	4.011%	12/15/26	11,580	11,366
	Ares Capital Corp.	4.200%	6/10/24	14,072	13,947
	Ares Capital Corp.	4.250%	3/1/25	13,183	12,825
	Ares Capital Corp.	3.250%	7/15/25	23,035	21,606
	Ares Capital Corp.	3.875%	1/15/26	31,162	29,380
	Ares Capital Corp.	2.150%	7/15/26	32,544	28,247
	Ares Capital Corp.	2.875%	6/15/27	9,689	8,485
	Aspen Insurance Holdings Ltd.	4.650%	11/15/23	5,728	5,717
	Assured Guaranty US Holdings Inc.	5.000%	7/1/24	2,579	2,618
[1]	Australia & New Zealand Banking Group Ltd.	3.700%	11/16/25	18,469	18,286
	Bain Capital Specialty Finance Inc.	2.950%	3/10/26	7,833	6,964
	Bain Capital Specialty Finance Inc.	2.550%	10/13/26	8,659	7,337
	Banco Bilbao Vizcaya Argentaria SA	0.875%	9/18/23	20,915	20,196
	Banco Bilbao Vizcaya Argentaria SA	1.125%	9/18/25	21,367	19,363
	Banco Santander SA	3.892%	5/24/24	2,000	1,981
	Banco Santander SA	2.706%	6/27/24	42,364	41,105
	Banco Santander SA	2.746%	5/28/25	45,938	43,238
	Banco Santander SA	5.147%	8/18/25	40,000	39,812
	Banco Santander SA	5.179%	11/19/25	37,293	36,923
	Banco Santander SA	1.849%	3/25/26	32,587	29,001
	Banco Santander SA	4.250%	4/11/27	30,175	29,017
	Banco Santander SA	5.294%	8/18/27	39,975	39,161
	Banco Santander SA	1.722%	9/14/27	25,700	22,176
	Banco Santander SA	4.175%	3/24/28	35,545	33,449
[1]	Bank of America Corp.	4.125%	1/22/24	59,137	59,375
[1]	Bank of America Corp.	4.000%	4/1/24	31,395	31,455
[1]	Bank of America Corp.	4.200%	8/26/24	62,584	62,539
[1]	Bank of America Corp.	0.810%	10/24/24	52,633	50,516
[1]	Bank of America Corp.	4.000%	1/22/25	65,106	64,564
	Bank of America Corp.	1.843%	2/4/25	12,161	11,692
[1]	Bank of America Corp.	3.458%	3/15/25	73,919	72,688
[1]	Bank of America Corp.	3.950%	4/21/25	68,951	68,220
	Bank of America Corp.	0.976%	4/22/25	60,326	56,901
	Bank of America Corp.	3.841%	4/25/25	37,915	37,534
[1]	Bank of America Corp.	3.875%	8/1/25	24,405	24,355
[1]	Bank of America Corp.	0.981%	9/25/25	49,510	45,975
[1]	Bank of America Corp.	3.093%	10/1/25	63,797	61,816
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Bank of America Corp.	2.456%	10/22/25	44,159	42,154
[1]	Bank of America Corp.	1.530%	12/6/25	26,305	24,543
[1]	Bank of America Corp.	3.366%	1/23/26	58,512	56,604
[1]	Bank of America Corp.	2.015%	2/13/26	47,692	44,604
[1]	Bank of America Corp.	4.450%	3/3/26	61,253	61,005
[1]	Bank of America Corp.	3.384%	4/2/26	31,860	30,774
[1]	Bank of America Corp.	3.500%	4/19/26	91,472	89,165
[1]	Bank of America Corp.	1.319%	6/19/26	82,348	74,817
	Bank of America Corp.	4.827%	7/22/26	2,420	2,424
	Bank of America Corp.	6.220%	9/15/26	8,123	8,535
[1]	Bank of America Corp.	4.250%	10/22/26	54,870	54,042
[1]	Bank of America Corp.	1.197%	10/24/26	75,079	67,145
[1]	Bank of America Corp.	1.658%	3/11/27	77,302	69,099
[1]	Bank of America Corp.	3.559%	4/23/27	44,431	42,343
	Bank of America Corp.	1.734%	7/22/27	111,042	98,550
[1]	Bank of America Corp.	4.183%	11/25/27	50,547	49,332
[1]	Bank of America Corp.	3.824%	1/20/28	54,969	52,602
	Bank of America Corp.	2.551%	2/4/28	33,200	30,097
[1]	Bank of America Corp.	3.705%	4/24/28	55,259	52,482
	Bank of America Corp.	4.376%	4/27/28	44,640	43,562
[1]	Bank of America Corp.	3.593%	7/21/28	43,257	40,716
	Bank of America Corp.	4.948%	7/22/28	76,816	76,732
[1]	Bank of Montreal	0.400%	9/15/23	33,609	32,440
	Bank of Montreal	0.450%	12/8/23	30,430	29,180
[1]	Bank of Montreal	3.300%	2/5/24	59,840	59,299
[1]	Bank of Montreal	2.150%	3/8/24	13,613	13,264
[1]	Bank of Montreal	2.500%	6/28/24	19,647	19,162
[1]	Bank of Montreal	1.500%	1/10/25	24,830	23,365
[1]	Bank of Montreal	1.850%	5/1/25	41,529	39,140
[1]	Bank of Montreal	3.700%	6/7/25	34,024	33,575
[1]	Bank of Montreal	1.250%	9/15/26	16,318	14,551
[1]	Bank of Montreal	0.949%	1/22/27	23,831	21,240
[1]	Bank of Montreal	2.650%	3/8/27	29,034	27,011
[1]	Bank of Montreal	4.338%	10/5/28	5,985	5,962
[1]	Bank of New York Mellon Corp.	0.350%	12/7/23	27,857	26,736
[1]	Bank of New York Mellon Corp.	3.650%	2/4/24	20,082	20,080
[1]	Bank of New York Mellon Corp.	0.500%	4/26/24	14,584	13,851
	Bank of New York Mellon Corp.	3.400%	5/15/24	12,791	12,724
[1]	Bank of New York Mellon Corp.	3.250%	9/11/24	10,864	10,782
[1]	Bank of New York Mellon Corp.	2.100%	10/24/24	20,551	19,898
[1]	Bank of New York Mellon Corp.	3.000%	2/24/25	18,503	18,146
[1]	Bank of New York Mellon Corp.	1.600%	4/24/25	25,779	24,274
[1]	Bank of New York Mellon Corp.	3.950%	11/18/25	12,512	12,492
[1]	Bank of New York Mellon Corp.	0.750%	1/28/26	8,001	7,219
[1]	Bank of New York Mellon Corp.	2.800%	5/4/26	25,032	24,143
	Bank of New York Mellon Corp.	4.414%	7/24/26	15,697	15,770
[1]	Bank of New York Mellon Corp.	2.450%	8/17/26	19,319	18,182
[1]	Bank of New York Mellon Corp.	1.050%	10/15/26	2,775	2,468
	Bank of New York Mellon Corp.	2.050%	1/26/27	8,795	8,087
[1]	Bank of New York Mellon Corp.	3.250%	5/16/27	25,475	24,657
[1]	Bank of New York Mellon Corp.	3.442%	2/7/28	34,095	32,731
[1]	Bank of New York Mellon Corp.	3.992%	6/13/28	5,300	5,191
	Bank of Nova Scotia	0.400%	9/15/23	40,950	39,498
	Bank of Nova Scotia	0.550%	9/15/23	19,418	18,760
	Bank of Nova Scotia	3.400%	2/11/24	30,949	30,705
	Bank of Nova Scotia	2.440%	3/11/24	17,462	17,067
	Bank of Nova Scotia	0.700%	4/15/24	17,064	16,180
	Bank of Nova Scotia	0.650%	7/31/24	24,281	22,736
	Bank of Nova Scotia	1.450%	1/10/25	10,409	9,781
	Bank of Nova Scotia	2.200%	2/3/25	25,889	24,670
	Bank of Nova Scotia	3.450%	4/11/25	33,484	32,749
	Bank of Nova Scotia	1.300%	6/11/25	36,603	33,845
	Bank of Nova Scotia	4.500%	12/16/25	16,028	15,982
	Bank of Nova Scotia	1.050%	3/2/26	22,485	20,168
	Bank of Nova Scotia	1.350%	6/24/26	25,146	22,562
	Bank of Nova Scotia	2.700%	8/3/26	31,544	29,709
	Bank of Nova Scotia	1.300%	9/15/26	21,854	19,398

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Bank of Nova Scotia	1.950%	2/2/27	16,850	15,168
[1]	Bank of Nova Scotia	4.650%	Perpetual	3,800	3,375
	BankUnited Inc.	4.875%	11/17/25	9,496	9,468
[1]	Barclays Bank plc	3.750%	5/15/24	9,983	9,920
	Barclays plc	4.375%	9/11/24	23,689	23,415
	Barclays plc	1.007%	12/10/24	30,488	28,906
	Barclays plc	3.650%	3/16/25	54,934	53,369
[1]	Barclays plc	3.932%	5/7/25	53,411	52,234
	Barclays plc	4.375%	1/12/26	66,331	64,975
[1]	Barclays plc	2.852%	5/7/26	61,205	57,299
	Barclays plc	5.200%	5/12/26	21,889	21,674
	Barclays plc	5.304%	8/9/26	17,185	17,047
	Barclays plc	2.279%	11/24/27	19,359	17,005
	Barclays plc	5.501%	8/9/28	61,139	60,148
	Berkshire Hathaway Finance Corp.	2.300%	3/15/27	1,355	1,276
	Berkshire Hathaway Inc.	3.125%	3/15/26	62,727	61,404
	BGC Partners Inc.	3.750%	10/1/24	6,757	6,545
	BlackRock Inc.	3.500%	3/18/24	17,196	17,143
	BlackRock Inc.	3.200%	3/15/27	22,083	21,667
	Blackstone Private Credit Fund	2.350%	11/22/24	20,955	19,455
	Blackstone Private Credit Fund	2.700%	1/15/25	5,055	4,690
	Blackstone Private Credit Fund	2.625%	12/15/26	30,795	26,009
	Blackstone Private Credit Fund	3.250%	3/15/27	32,286	27,703
	Blackstone Secured Lending Fund	3.625%	1/15/26	16,744	15,696
	Blackstone Secured Lending Fund	2.750%	9/16/26	19,208	16,993
	Blackstone Secured Lending Fund	2.125%	2/15/27	18,452	15,302
[1]	BNP Paribas SA	4.250%	10/15/24	24,459	24,376
[2]	BNP Paribas SA	2.819%	11/19/25	1,400	1,331
	BPCE SA	4.000%	4/15/24	33,975	33,801
[1]	BPCE SA	3.375%	12/2/26	16,211	15,439
	Brighthouse Financial Inc.	3.700%	6/22/27	10,000	9,450
	Brookfield Asset Management Inc.	4.000%	1/15/25	12,445	12,331
	Brookfield Finance Inc.	4.000%	4/1/24	17,826	17,751
	Brookfield Finance Inc.	4.250%	6/2/26	10,047	9,905
	Brown & Brown Inc.	4.200%	9/15/24	10,404	10,340
[1]	Cadence Bank	4.125%	11/20/29	1,275	1,239
[1]	Canadian Imperial Bank of Commerce	3.500%	9/13/23	34,548	34,449
	Canadian Imperial Bank of Commerce	0.500%	12/14/23	31,242	29,940
	Canadian Imperial Bank of Commerce	3.100%	4/2/24	21,249	20,953
	Canadian Imperial Bank of Commerce	1.000%	10/18/24	16,370	15,312
	Canadian Imperial Bank of Commerce	2.250%	1/28/25	17,916	17,083
	Canadian Imperial Bank of Commerce	3.300%	4/7/25	15,125	14,741
	Canadian Imperial Bank of Commerce	3.945%	8/4/25	29,695	29,348
	Canadian Imperial Bank of Commerce	0.950%	10/23/25	5,494	4,996
	Canadian Imperial Bank of Commerce	1.250%	6/22/26	26,226	23,446
	Canadian Imperial Bank of Commerce	3.450%	4/7/27	25,332	24,293
[1]	Capital One Bank USA NA	2.280%	1/28/26	3,686	3,484
	Capital One Financial Corp.	3.900%	1/29/24	34,581	34,473
	Capital One Financial Corp.	3.750%	4/24/24	20,762	20,607
	Capital One Financial Corp.	3.300%	10/30/24	28,500	27,956
	Capital One Financial Corp.	1.343%	12/6/24	20,945	20,098
	Capital One Financial Corp.	3.200%	2/5/25	22,860	22,288
	Capital One Financial Corp.	4.250%	4/30/25	11,406	11,375
	Capital One Financial Corp.	4.166%	5/9/25	25,847	25,635
	Capital One Financial Corp.	4.200%	10/29/25	25,080	24,767
	Capital One Financial Corp.	2.636%	3/3/26	25,275	23,930
	Capital One Financial Corp.	4.985%	7/24/26	674	674
	Capital One Financial Corp.	3.750%	7/28/26	36,745	35,369
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Capital One Financial Corp.	3.750%	3/9/27	54,977	52,782
	Capital One Financial Corp.	3.650%	5/11/27	34,518	32,969
	Capital One Financial Corp.	1.878%	11/2/27	20,437	17,982
	Capital One Financial Corp.	4.927%	5/10/28	30,920	30,554
	Cboe Global Markets Inc.	3.650%	1/12/27	10,451	10,213
	Charles Schwab Corp.	3.550%	2/1/24	8,783	8,756
	Charles Schwab Corp.	0.750%	3/18/24	38,719	37,055
	Charles Schwab Corp.	3.750%	4/1/24	11,892	11,873
	Charles Schwab Corp.	3.000%	3/10/25	8,928	8,737
	Charles Schwab Corp.	4.200%	3/24/25	11,786	11,839
	Charles Schwab Corp.	3.625%	4/1/25	12,242	12,082
	Charles Schwab Corp.	3.850%	5/21/25	23,462	23,500
	Charles Schwab Corp.	3.450%	2/13/26	12,278	12,113
	Charles Schwab Corp.	0.900%	3/11/26	12,548	11,291
	Charles Schwab Corp.	1.150%	5/13/26	31,300	28,225
	Charles Schwab Corp.	3.200%	3/2/27	16,853	16,316
	Charles Schwab Corp.	2.450%	3/3/27	33,836	31,575
	Charles Schwab Corp.	3.300%	4/1/27	12,576	12,197
	Chubb INA Holdings Inc.	3.350%	5/15/24	25,885	25,734
	Chubb INA Holdings Inc.	3.150%	3/15/25	23,953	23,615
	Chubb INA Holdings Inc.	3.350%	5/3/26	40,170	39,307
[1]	Citibank NA	3.650%	1/23/24	48,683	48,623
	Citigroup Inc.	3.875%	10/25/23	26,188	26,289
	Citigroup Inc.	3.750%	6/16/24	24,488	24,469
	Citigroup Inc.	4.000%	8/5/24	14,847	14,788
	Citigroup Inc.	0.776%	10/30/24	67,903	65,115
	Citigroup Inc.	3.875%	3/26/25	41,097	40,588
[1]	Citigroup Inc.	3.352%	4/24/25	76,452	74,913
	Citigroup Inc.	3.300%	4/27/25	20,971	20,473
	Citigroup Inc.	0.981%	5/1/25	16,562	15,598
	Citigroup Inc.	4.140%	5/24/25	27,980	27,792
	Citigroup Inc.	4.400%	6/10/25	63,631	63,381
	Citigroup Inc.	5.500%	9/13/25	40,658	41,722
	Citigroup Inc.	1.281%	11/3/25	22,797	21,213
	Citigroup Inc.	3.700%	1/12/26	50,961	49,780
	Citigroup Inc.	2.014%	1/25/26	54,091	50,832
	Citigroup Inc.	4.600%	3/9/26	47,534	47,473
[1]	Citigroup Inc.	3.106%	4/8/26	81,500	78,239
	Citigroup Inc.	3.400%	5/1/26	54,528	52,672
	Citigroup Inc.	3.200%	10/21/26	92,772	88,350
	Citigroup Inc.	4.300%	11/20/26	21,570	21,299
	Citigroup Inc.	1.122%	1/28/27	59,816	52,753
	Citigroup Inc.	1.462%	6/9/27	29,000	25,578
[1]	Citigroup Inc.	3.887%	1/10/28	42,524	40,777
[1]	Citigroup Inc.	3.070%	2/24/28	51,179	47,385
	Citigroup Inc.	4.658%	5/24/28	71,397	70,517
[1]	Citigroup Inc.	3.668%	7/24/28	29,070	27,268
[1]	Citizens Bank NA	2.250%	4/28/25	9,648	9,135
	Citizens Bank NA	4.119%	5/23/25	7,741	7,659
[1]	Citizens Bank NA	3.750%	2/18/26	19,957	19,544
	Citizens Bank NA	4.575%	8/9/28	14,400	14,234
	Citizens Financial Group Inc.	4.300%	12/3/25	5,636	5,571
	Citizens Financial Group Inc.	2.850%	7/27/26	17,878	16,931
	Citizens Financial Group Inc.	4.300%	2/11/31	3,661	3,577
	CME Group Inc.	3.000%	3/15/25	17,079	16,750
	CNA Financial Corp.	3.950%	5/15/24	13,326	13,276
	CNA Financial Corp.	4.500%	3/1/26	10,902	10,926
	CNA Financial Corp.	3.450%	8/15/27	17,262	16,289
	CNO Financial Group Inc.	5.250%	5/30/25	14,275	14,320
[1]	Comerica Bank	2.500%	7/23/24	14,559	14,124
[1]	Comerica Bank	4.000%	7/27/25	7,885	7,781
	Cooperatieve Rabobank UA	0.375%	1/12/24	29,060	27,650
	Cooperatieve Rabobank UA	3.875%	8/22/24	20,000	19,930
	Cooperatieve Rabobank UA	1.375%	1/10/25	25,174	23,616
[1]	Cooperatieve Rabobank UA	3.375%	5/21/25	33,056	32,363
	Cooperatieve Rabobank UA	4.375%	8/4/25	27,039	26,609
[1]	Cooperatieve Rabobank UA	3.750%	7/21/26	37,086	35,382

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Corebridge Financial Inc.	3.650%	4/5/27	28,179	26,494
	Credit Suisse AG	0.495%	2/2/24	25,665	24,171
	Credit Suisse AG	4.750%	8/9/24	24,670	24,519
[1]	Credit Suisse AG	3.625%	9/9/24	87,595	85,503
	Credit Suisse AG	3.700%	2/21/25	12,730	12,317
	Credit Suisse AG	2.950%	4/9/25	45,357	43,041
	Credit Suisse AG	1.250%	8/7/26	28,670	24,735
	Credit Suisse AG	5.000%	7/9/27	25,000	24,280
	Credit Suisse Group AG	3.750%	3/26/25	56,176	53,735
	Credit Suisse Group AG	4.550%	4/17/26	54,949	52,669
[1]	Deutsche Bank AG	0.962%	11/8/23	29,703	28,512
	Deutsche Bank AG	0.898%	5/28/24	10,068	9,464
[1]	Deutsche Bank AG	3.700%	5/30/24	32,676	32,133
	Deutsche Bank AG	3.700%	5/30/24	14,211	14,008
[1]	Deutsche Bank AG	2.222%	9/18/24	61,852	59,608
	Deutsche Bank AG	1.447%	4/1/25	10,977	10,236
[1]	Deutsche Bank AG	3.961%	11/26/25	29,692	28,446
	Deutsche Bank AG	4.100%	1/13/26	5,473	5,338
[1]	Deutsche Bank AG	4.100%	1/13/26	24,382	23,728
	Deutsche Bank AG	1.686%	3/19/26	24,001	21,633
	Deutsche Bank AG	6.119%	7/14/26	21,255	21,265
	Deutsche Bank AG	2.129%	11/24/26	50,232	44,251
	Deutsche Bank AG	2.311%	11/16/27	37,724	32,069
	Deutsche Bank AG	2.552%	1/7/28	19,940	16,974
	Discover Bank	2.450%	9/12/24	20,163	19,379
[1]	Discover Bank	4.250%	3/13/26	3,742	3,655
[1]	Discover Bank	3.450%	7/27/26	26,531	25,138
[1]	Discover Bank	4.682%	8/9/28	10,633	10,296
	Discover Financial Services	3.950%	11/6/24	11,465	11,345
	Discover Financial Services	3.750%	3/4/25	12,814	12,492
	Discover Financial Services	4.500%	1/30/26	26,345	25,935
	Discover Financial Services	4.100%	2/9/27	21,638	20,836
	Eaton Vance Corp.	3.500%	4/6/27	4,922	4,711
	Fifth Third Bancorp	4.300%	1/16/24	19,053	19,074
	Fifth Third Bancorp	3.650%	1/25/24	59,672	59,302
	Fifth Third Bancorp	2.375%	1/28/25	14,563	13,922
	Fifth Third Bancorp	2.550%	5/5/27	20,074	18,485
	Fifth Third Bancorp	1.707%	11/1/27	1,660	1,488
	Fifth Third Bancorp	4.055%	4/25/28	3,575	3,485
[1]	Fifth Third Bank NA	3.950%	7/28/25	6,107	6,088
[1]	Fifth Third Bank NA	3.850%	3/15/26	16,964	16,502
[1]	Fifth Third Bank NA	2.250%	2/1/27	18,253	16,809
	First American Financial Corp.	4.600%	11/15/24	6,839	6,834
	First Horizon Corp.	4.000%	5/26/25	12,976	12,696
[1]	First-Citizens Bank & Trust Co.	2.969%	9/27/25	10,724	10,239
	Franklin BSP Lending Corp.	3.250%	3/30/26	7,763	6,848
	Franklin Resources Inc.	2.850%	3/30/25	10,418	10,085
	FS KKR Capital Corp.	4.625%	7/15/24	14,417	14,286
	FS KKR Capital Corp.	4.125%	2/1/25	11,845	11,452
	FS KKR Capital Corp.	3.400%	1/15/26	26,517	24,125
	FS KKR Capital Corp.	2.625%	1/15/27	9,164	7,768
	GATX Corp.	4.350%	2/15/24	9,182	9,175
	GATX Corp.	3.250%	3/30/25	7,066	6,822
	GATX Corp.	3.250%	9/15/26	9,910	9,362
	GATX Corp.	3.850%	3/30/27	5,266	4,997
	GE Capital Funding LLC	3.450%	5/15/25	27,303	26,485
	Global Payments Inc.	1.500%	11/15/24	15,482	14,480
	Global Payments Inc.	2.650%	2/15/25	15,446	14,709
	Global Payments Inc.	1.200%	3/1/26	25,804	22,766
	Global Payments Inc.	4.800%	4/1/26	17,558	17,420
	Global Payments Inc.	2.150%	1/15/27	20,182	17,900
	Global Payments Inc.	4.950%	8/15/27	5,000	4,957
	Goldman Sachs BDC Inc.	3.750%	2/10/25	8,537	8,350
	Goldman Sachs BDC Inc.	2.875%	1/15/26	12,075	11,205
	Goldman Sachs Group Inc.	1.217%	12/6/23	12,655	12,231
	Goldman Sachs Group Inc.	3.625%	2/20/24	50,064	49,737
	Goldman Sachs Group Inc.	4.000%	3/3/24	67,480	67,444
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Goldman Sachs Group Inc.	3.000%	3/15/24	37,710	37,089
[1]	Goldman Sachs Group Inc.	3.850%	7/8/24	36,933	36,796
[1]	Goldman Sachs Group Inc.	0.657%	9/10/24	59,038	56,571
	Goldman Sachs Group Inc.	0.925%	10/21/24	47,776	45,761
	Goldman Sachs Group Inc.	3.500%	1/23/25	71,758	70,357
	Goldman Sachs Group Inc.	1.757%	1/24/25	49,707	47,748
	Goldman Sachs Group Inc.	3.500%	4/1/25	96,791	94,650
	Goldman Sachs Group Inc.	3.750%	5/22/25	43,423	42,668
[1]	Goldman Sachs Group Inc.	3.272%	9/29/25	46,565	45,359
	Goldman Sachs Group Inc.	4.250%	10/21/25	63,647	62,920
	Goldman Sachs Group Inc.	0.855%	2/12/26	16,415	14,929
	Goldman Sachs Group Inc.	3.750%	2/25/26	49,371	48,357
	Goldman Sachs Group Inc.	3.500%	11/16/26	70,638	67,843
[1]	Goldman Sachs Group Inc.	1.093%	12/9/26	73,150	64,859
	Goldman Sachs Group Inc.	5.950%	1/15/27	22,411	23,360
	Goldman Sachs Group Inc.	3.850%	1/26/27	80,287	77,811
	Goldman Sachs Group Inc.	1.431%	3/9/27	72,360	64,364
	Goldman Sachs Group Inc.	4.387%	6/15/27	19,155	18,805
	Goldman Sachs Group Inc.	1.542%	9/10/27	51,874	45,524
	Goldman Sachs Group Inc.	1.948%	10/21/27	75,991	67,419
	Goldman Sachs Group Inc.	2.640%	2/24/28	88,090	79,911
	Goldman Sachs Group Inc.	3.615%	3/15/28	58,031	54,892
[1]	Goldman Sachs Group Inc.	3.691%	6/5/28	39,212	37,044
	Goldman Sachs Group Inc.	4.482%	8/23/28	40,000	39,082
	Golub Capital BDC Inc.	3.375%	4/15/24	14,241	13,869
	Golub Capital BDC Inc.	2.500%	8/24/26	14,052	12,213
	Golub Capital BDC Inc.	2.050%	2/15/27	6,537	5,442
	Hanover Insurance Group Inc.	4.500%	4/15/26	8,571	8,492
	Hercules Capital Inc.	2.625%	9/16/26	885	744
	HSBC Holdings plc	4.250%	3/14/24	55,134	54,936
	HSBC Holdings plc	1.162%	11/22/24	18,658	17,818
[1]	HSBC Holdings plc	3.803%	3/11/25	64,460	63,228
	HSBC Holdings plc	0.976%	5/24/25	53,575	49,987
	HSBC Holdings plc	4.250%	8/18/25	25,626	25,179
[1]	HSBC Holdings plc	2.633%	11/7/25	42,727	40,551
	HSBC Holdings plc	4.180%	12/9/25	23,225	22,769
	HSBC Holdings plc	4.300%	3/8/26	63,257	62,515
	HSBC Holdings plc	2.999%	3/10/26	46,282	43,853
[1]	HSBC Holdings plc	1.645%	4/18/26	52,611	47,959
	HSBC Holdings plc	3.900%	5/25/26	52,255	50,805
[1]	HSBC Holdings plc	2.099%	6/4/26	62,300	57,227
[1]	HSBC Holdings plc	4.292%	9/12/26	67,410	65,496
	HSBC Holdings plc	4.375%	11/23/26	44,394	43,444
	HSBC Holdings plc	1.589%	5/24/27	39,550	34,460
	HSBC Holdings plc	2.251%	11/22/27	56,389	49,692
[1]	HSBC Holdings plc	4.041%	3/13/28	63,256	59,494
	HSBC Holdings plc	4.755%	6/9/28	50,690	48,832
	HSBC Holdings plc	5.210%	8/11/28	45,020	43,943
	HSBC USA Inc.	3.750%	5/24/24	6,629	6,585
	HSBC USA Inc.	3.500%	6/23/24	26,206	25,837
	Huntington Bancshares Inc.	2.625%	8/6/24	19,865	19,296
	Huntington Bancshares Inc.	4.000%	5/15/25	7,364	7,296
	Huntington Bancshares Inc.	4.443%	8/4/28	15,000	14,692
[1]	Huntington National Bank	3.550%	10/6/23	13,564	13,511
	Huntington National Bank	4.008%	5/16/25	10,174	10,104
	Huntington National Bank	4.552%	5/17/28	14,670	14,573
	ING Groep NV	4.100%	10/2/23	32,354	32,346
	ING Groep NV	3.550%	4/9/24	22,269	22,018
	ING Groep NV	3.869%	3/28/26	22,790	22,216
	ING Groep NV	3.950%	3/29/27	45,446	43,618
	ING Groep NV	1.726%	4/1/27	25,552	22,669
	ING Groep NV	4.017%	3/28/28	23,400	22,191
	Intercontinental Exchange Inc.	3.650%	5/23/25	31,034	30,700
	Intercontinental Exchange Inc.	3.750%	12/1/25	28,475	28,202
	Intesa Sanpaolo SpA	5.250%	1/12/24	13,520	13,532
	Invesco Finance plc	4.000%	1/30/24	10,985	10,929
	Invesco Finance plc	3.750%	1/15/26	10,748	10,493

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Jackson Financial Inc.	1.125%	11/22/23	15,848	15,221
	Janus Henderson US Holdings Inc.	4.875%	8/1/25	6,716	6,735
	Jefferies Financial Group Inc.	5.500%	10/18/23	17,048	17,151
	Jefferies Group LLC	4.850%	1/15/27	12,668	12,572
	Jefferies Group LLC	6.450%	6/8/27	6,560	6,907
	JPMorgan Chase & Co.	3.875%	2/1/24	22,450	22,533
	JPMorgan Chase & Co.	3.625%	5/13/24	46,310	46,195
	JPMorgan Chase & Co.	3.875%	9/10/24	62,852	62,593
[1]	JPMorgan Chase & Co.	0.653%	9/16/24	40,890	39,308
[1]	JPMorgan Chase & Co.	4.023%	12/5/24	80,786	80,366
	JPMorgan Chase & Co.	3.125%	1/23/25	51,839	51,039
	JPMorgan Chase & Co.	0.563%	2/16/25	17,424	16,464
[1]	JPMorgan Chase & Co.	3.220%	3/1/25	49,855	48,897
	JPMorgan Chase & Co.	0.824%	6/1/25	45,230	42,359
	JPMorgan Chase & Co.	3.845%	6/14/25	2,830	2,800
	JPMorgan Chase & Co.	0.969%	6/23/25	56,800	53,208
	JPMorgan Chase & Co.	3.900%	7/15/25	54,380	54,140
	JPMorgan Chase & Co.	7.750%	7/15/25	1,759	1,921
	JPMorgan Chase & Co.	0.768%	8/9/25	14,887	13,865
[1]	JPMorgan Chase & Co.	2.301%	10/15/25	43,047	41,084
	JPMorgan Chase & Co.	1.561%	12/10/25	56,916	53,095
	JPMorgan Chase & Co.	2.595%	2/24/26	27,490	26,109
[1]	JPMorgan Chase & Co.	2.005%	3/13/26	74,595	69,749
	JPMorgan Chase & Co.	3.300%	4/1/26	70,882	68,557
[1]	JPMorgan Chase & Co.	2.083%	4/22/26	101,198	94,693
	JPMorgan Chase & Co.	4.080%	4/26/26	30,975	30,570
	JPMorgan Chase & Co.	3.200%	6/15/26	28,267	27,205
	JPMorgan Chase & Co.	2.950%	10/1/26	76,093	72,335
	JPMorgan Chase & Co.	7.625%	10/15/26	16,328	18,324
	JPMorgan Chase & Co.	1.045%	11/19/26	59,807	53,170
	JPMorgan Chase & Co.	4.125%	12/15/26	51,945	51,350
[1]	JPMorgan Chase & Co.	3.960%	1/29/27	25,341	24,657
	JPMorgan Chase & Co.	1.040%	2/4/27	71,870	63,276
	JPMorgan Chase & Co.	1.578%	4/22/27	108,387	96,839
	JPMorgan Chase & Co.	8.000%	4/29/27	24,136	27,746
	JPMorgan Chase & Co.	1.470%	9/22/27	60,700	53,212
[1]	JPMorgan Chase & Co.	3.782%	2/1/28	76,035	72,963
	JPMorgan Chase & Co.	2.947%	2/24/28	27,468	25,413
	JPMorgan Chase & Co.	4.323%	4/26/28	35,232	34,427
[1]	JPMorgan Chase & Co.	3.540%	5/1/28	76,949	72,503
[1]	JPMorgan Chase & Co.	2.182%	6/1/28	1,555	1,380
	JPMorgan Chase & Co.	4.851%	7/25/28	116,195	116,067
	Kemper Corp.	4.350%	2/15/25	9,448	9,368
[1]	KeyBank NA	3.300%	6/1/25	12,037	11,726
[1]	KeyBank NA	4.150%	8/8/25	22,805	22,631
[1]	KeyBank NA	3.400%	5/20/26	23,205	22,167
[1]	KeyCorp	3.878%	5/23/25	15,615	15,481
[1]	KeyCorp	4.150%	10/29/25	10,942	10,833
[1]	KeyCorp	2.250%	4/6/27	18,194	16,368
	Lazard Group LLC	3.750%	2/13/25	9,884	9,726
	Lazard Group LLC	3.625%	3/1/27	11,920	11,264
	Legg Mason Inc.	4.750%	3/15/26	10,388	10,503
	Lincoln National Corp.	4.000%	9/1/23	5,765	5,766
	Lincoln National Corp.	3.350%	3/9/25	4,067	3,987
	Lincoln National Corp.	3.625%	12/12/26	11,111	10,761
	Lloyds Bank plc	3.500%	5/14/25	2,584	2,506
	Lloyds Banking Group plc	3.900%	3/12/24	32,804	32,648
	Lloyds Banking Group plc	4.500%	11/4/24	31,859	31,687
	Lloyds Banking Group plc	4.450%	5/8/25	22,798	22,613
[1]	Lloyds Banking Group plc	3.870%	7/9/25	58,682	57,549
	Lloyds Banking Group plc	4.582%	12/10/25	36,762	36,012
[1]	Lloyds Banking Group plc	2.438%	2/5/26	31,641	29,775
	Lloyds Banking Group plc	3.511%	3/18/26	10,798	10,404
	Lloyds Banking Group plc	4.650%	3/24/26	22,207	21,710
	Lloyds Banking Group plc	4.716%	8/11/26	27,784	27,417
	Lloyds Banking Group plc	3.750%	1/11/27	31,111	29,678
	Lloyds Banking Group plc	1.627%	5/11/27	7,979	7,058
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Lloyds Banking Group plc	3.750%	3/18/28	20,505	19,352
	Loews Corp.	3.750%	4/1/26	11,120	10,957
	M&T Bank Corp.	4.000%	7/15/24	9,891	9,846
	M&T Bank Corp.	4.553%	8/16/28	11,300	11,301
	Main Street Capital Corp.	5.200%	5/1/24	10,710	10,746
	Main Street Capital Corp.	3.000%	7/14/26	11,814	10,301
[1]	Manufacturers & Traders Trust Co.	2.900%	2/6/25	11,385	11,049
[1]	Manufacturers & Traders Trust Co.	3.400%	8/17/27	14,650	13,764
	Manulife Financial Corp.	4.150%	3/4/26	26,730	26,492
	Manulife Financial Corp.	2.484%	5/19/27	13,475	12,378
[1]	Manulife Financial Corp.	4.061%	2/24/32	11,167	10,347
	Marsh & McLennan Cos. Inc.	3.875%	3/15/24	20,029	20,004
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	15,629	15,523
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	16,892	16,636
	Marsh & McLennan Cos. Inc.	3.750%	3/14/26	19,388	19,210
	Mastercard Inc.	3.375%	4/1/24	29,261	29,166
	Mastercard Inc.	2.000%	3/3/25	16,876	16,188
	Mastercard Inc.	2.950%	11/21/26	20,974	20,276
	Mastercard Inc.	3.300%	3/26/27	37,037	36,249
	Mercury General Corp.	4.400%	3/15/27	9,125	8,754
[1]	MetLife Inc.	4.368%	9/15/23	25,403	25,536
	MetLife Inc.	3.600%	4/10/24	16,548	16,554
	MetLife Inc.	3.000%	3/1/25	18,191	17,816
	MetLife Inc.	3.600%	11/13/25	8,874	8,776
	Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	7,775	7,662
	Mitsubishi UFJ Financial Group Inc.	3.407%	3/7/24	47,143	46,681
	Mitsubishi UFJ Financial Group Inc.	2.801%	7/18/24	30,212	29,383
[1]	Mitsubishi UFJ Financial Group Inc.	0.848%	9/15/24	36,240	34,952
	Mitsubishi UFJ Financial Group Inc.	2.193%	2/25/25	74,006	70,120
	Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	2,333	2,304
	Mitsubishi UFJ Financial Group Inc.	1.412%	7/17/25	36,292	33,296
	Mitsubishi UFJ Financial Group Inc.	4.788%	7/18/25	18,640	18,702
	Mitsubishi UFJ Financial Group Inc.	0.953%	7/19/25	52,919	49,362
	Mitsubishi UFJ Financial Group Inc.	0.962%	10/11/25	21,456	19,845
	Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	35,203	34,376
	Mitsubishi UFJ Financial Group Inc.	3.837%	4/17/26	680	665
	Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	1,265	1,179
	Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	29,459	28,391
	Mitsubishi UFJ Financial Group Inc.	1.538%	7/20/27	87,610	77,344
	Mitsubishi UFJ Financial Group Inc.	3.287%	7/25/27	22,206	20,919
	Mitsubishi UFJ Financial Group Inc.	1.640%	10/13/27	19,695	17,325
	Mitsubishi UFJ Financial Group Inc.	2.341%	1/19/28	37,080	33,333
	Mitsubishi UFJ Financial Group Inc.	4.080%	4/19/28	1,761	1,701
	Mitsubishi UFJ Financial Group Inc.	5.017%	7/20/28	42,290	42,495
[1]	Mizuho Financial Group Inc.	0.849%	9/8/24	21,675	20,858
[1]	Mizuho Financial Group Inc.	3.922%	9/11/24	27,235	27,030
[1]	Mizuho Financial Group Inc.	2.839%	7/16/25	20,288	19,519
[1]	Mizuho Financial Group Inc.	2.555%	9/13/25	16,066	15,324
	Mizuho Financial Group Inc.	2.651%	5/22/26	12,021	11,298
[1]	Mizuho Financial Group Inc.	2.226%	5/25/26	18,704	17,356
	Mizuho Financial Group Inc.	2.839%	9/13/26	18,903	17,495
	Mizuho Financial Group Inc.	3.663%	2/28/27	15,888	15,143
	Mizuho Financial Group Inc.	1.234%	5/22/27	32,535	28,375
	Mizuho Financial Group Inc.	1.554%	7/9/27	6,964	6,109
[1]	Morgan Stanley	3.875%	4/29/24	76,777	76,636
[1]	Morgan Stanley	3.700%	10/23/24	56,497	56,145
[1]	Morgan Stanley	0.791%	1/22/25	5,110	4,845
	Morgan Stanley	3.620%	4/17/25	28,618	28,220
	Morgan Stanley	0.790%	5/30/25	89,929	84,095
[1]	Morgan Stanley	2.720%	7/22/25	53,435	51,672
[1]	Morgan Stanley	4.000%	7/23/25	71,726	71,341
[1]	Morgan Stanley	0.864%	10/21/25	35,351	32,681
[1]	Morgan Stanley	1.164%	10/21/25	43,417	40,337
	Morgan Stanley	5.000%	11/24/25	56,335	57,226
[1]	Morgan Stanley	3.875%	1/27/26	80,708	79,622
	Morgan Stanley	2.630%	2/18/26	24,988	23,788
[1]	Morgan Stanley	2.188%	4/28/26	66,756	62,692

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Morgan Stanley	4.679%	7/17/26	25,680	25,705
[1]	Morgan Stanley	3.125%	7/27/26	92,131	87,778
[1]	Morgan Stanley	6.250%	8/9/26	17,430	18,526
[1]	Morgan Stanley	4.350%	9/8/26	63,912	63,179
	Morgan Stanley	0.985%	12/10/26	67,922	60,157
	Morgan Stanley	3.625%	1/20/27	73,856	71,733
	Morgan Stanley	3.950%	4/23/27	52,635	51,016
	Morgan Stanley	1.593%	5/4/27	84,167	75,064
[1]	Morgan Stanley	1.512%	7/20/27	67,859	60,127
	Morgan Stanley	2.475%	1/21/28	40,300	36,631
	Morgan Stanley	4.210%	4/20/28	62,105	60,462
[1]	Morgan Stanley	3.591%	7/22/28	33,740	31,871
	Morgan Stanley Direct Lending Fund	4.500%	2/11/27	1,150	1,058
	Morgan Stanley Domestic Holdings Inc.	3.800%	8/24/27	10,330	9,957
	Nasdaq Inc.	3.850%	6/30/26	10,695	10,532
	National Australia Bank Ltd.	3.375%	1/14/26	19,477	18,965
[1]	National Australia Bank Ltd.	2.500%	7/12/26	25,350	23,822
	National Australia Bank Ltd.	3.905%	6/9/27	10,245	10,092
[1]	National Bank of Canada	0.550%	11/15/24	21,654	20,653
	National Bank of Canada	3.750%	6/9/25	16,525	16,280
[1]	NatWest Group plc	4.269%	3/22/25	50,730	50,124
	NatWest Group plc	4.800%	4/5/26	38,673	38,458
	NatWest Group plc	1.642%	6/14/27	24,515	21,428
[1]	NatWest Group plc	3.073%	5/22/28	12,189	11,019
[1]	NatWest Group plc	3.754%	11/1/29	24,702	23,462
[1]	New York Community Bancorp Inc.	5.900%	11/6/28	5,009	4,990
	Nomura Holdings Inc.	2.648%	1/16/25	37,346	35,555
	Nomura Holdings Inc.	5.099%	7/3/25	13,730	13,831
	Nomura Holdings Inc.	1.851%	7/16/25	39,052	35,943
	Nomura Holdings Inc.	1.653%	7/14/26	15,180	13,384
	Nomura Holdings Inc.	2.329%	1/22/27	36,420	32,467
	Nomura Holdings Inc.	5.386%	7/6/27	11,895	11,971
	Northern Trust Corp.	3.950%	10/30/25	17,738	17,668
	Northern Trust Corp.	4.000%	5/10/27	14,045	13,997
[1]	Northern Trust Corp.	3.375%	5/8/32	12,810	11,939
	Oaktree Specialty Lending Corp.	3.500%	2/25/25	10,906	10,503
	Oaktree Specialty Lending Corp.	2.700%	1/15/27	3,402	3,010
	Old Republic International Corp.	4.875%	10/1/24	5,073	5,112
	Old Republic International Corp.	3.875%	8/26/26	15,550	15,012
	ORIX Corp.	4.050%	1/16/24	2,455	2,449
	ORIX Corp.	3.250%	12/4/24	18,377	17,978
	ORIX Corp.	3.700%	7/18/27	1,000	963
	Owl Rock Capital Corp.	5.250%	4/15/24	11,458	11,453
	Owl Rock Capital Corp.	4.000%	3/30/25	6,329	6,141
	Owl Rock Capital Corp.	3.750%	7/22/25	16,485	15,487
	Owl Rock Capital Corp.	4.250%	1/15/26	14,563	13,723
	Owl Rock Capital Corp.	3.400%	7/15/26	24,738	22,139
	Owl Rock Capital Corp.	2.625%	1/15/27	10,467	8,851
[1]	OWL Rock Core Income Corp.	5.500%	3/21/25	7,575	7,257
[1]	OWL Rock Core Income Corp.	4.700%	2/8/27	8,835	8,023
	Owl Rock Technology Finance Corp.	2.500%	1/15/27	7,962	6,708
	PayPal Holdings Inc.	2.400%	10/1/24	36,976	35,991
	PayPal Holdings Inc.	1.650%	6/1/25	13,965	13,155
	PayPal Holdings Inc.	2.650%	10/1/26	35,570	33,760
	PNC Bank NA	2.500%	8/27/24	17,072	16,600
[1]	PNC Bank NA	3.300%	10/30/24	14,234	14,005
[1]	PNC Bank NA	2.950%	2/23/25	12,299	11,967
[1]	PNC Bank NA	3.875%	4/10/25	14,008	13,839
[1]	PNC Bank NA	3.250%	6/1/25	13,064	12,786
[1]	PNC Bank NA	4.200%	11/1/25	14,011	13,909
	PNC Financial Services Group Inc.	3.500%	1/23/24	35,711	35,595
	PNC Financial Services Group Inc.	3.900%	4/29/24	16,601	16,603
	PNC Financial Services Group Inc.	2.200%	11/1/24	15,453	14,939
	PNC Financial Services Group Inc.	2.600%	7/23/26	26,598	25,158
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	PNC Financial Services Group Inc.	1.150%	8/13/26	17,140	15,365
	PNC Financial Services Group Inc.	3.150%	5/19/27	10,963	10,496
	Principal Financial Group Inc.	3.400%	5/15/25	8,574	8,392
	Principal Financial Group Inc.	3.100%	11/15/26	7,426	6,988
	Progressive Corp.	2.450%	1/15/27	19,220	18,129
	Progressive Corp.	2.500%	3/15/27	8,081	7,602
	Prospect Capital Corp.	3.706%	1/22/26	7,205	6,481
	Prospect Capital Corp.	3.364%	11/15/26	9,271	7,962
[1]	Prudential Financial Inc.	1.500%	3/10/26	18,528	16,976
[1]	Prudential Financial Inc.	5.200%	3/15/44	10,552	10,248
[1]	Prudential Financial Inc.	5.375%	5/15/45	18,850	18,531
	Regions Financial Corp.	2.250%	5/18/25	16,752	15,955
[1]	Reinsurance Group of America Inc.	4.700%	9/15/23	1,348	1,355
	Reinsurance Group of America Inc.	3.950%	9/15/26	11,075	10,881
	RenaissanceRe Finance Inc.	3.700%	4/1/25	7,775	7,606
	RenaissanceRe Finance Inc.	3.450%	7/1/27	7,096	6,701
[1]	Royal Bank of Canada	3.700%	10/5/23	46,276	46,271
[1]	Royal Bank of Canada	0.500%	10/26/23	28,961	27,928
[1]	Royal Bank of Canada	0.425%	1/19/24	23,080	22,033
[1]	Royal Bank of Canada	2.550%	7/16/24	30,613	29,785
	Royal Bank of Canada	0.650%	7/29/24	13,252	12,443
[1]	Royal Bank of Canada	0.750%	10/7/24	18,347	17,113
[1]	Royal Bank of Canada	2.250%	11/1/24	49,555	47,672
[1]	Royal Bank of Canada	1.600%	1/21/25	8,975	8,473
	Royal Bank of Canada	3.375%	4/14/25	24,295	23,863
[1]	Royal Bank of Canada	1.150%	6/10/25	42,272	38,968
[1]	Royal Bank of Canada	0.875%	1/20/26	33,676	30,174
[1]	Royal Bank of Canada	4.650%	1/27/26	38,480	38,711
	Royal Bank of Canada	1.200%	4/27/26	44,671	40,158
[1]	Royal Bank of Canada	1.150%	7/14/26	16,807	14,983
[1]	Royal Bank of Canada	1.400%	11/2/26	17,619	15,676
[1]	Royal Bank of Canada	2.050%	1/21/27	9,190	8,384
	Royal Bank of Canada	3.625%	5/4/27	20,598	19,875
[1]	Royal Bank of Canada	4.240%	8/3/27	51,425	50,706
	Santander Holdings USA Inc.	3.500%	6/7/24	35,824	35,174
	Santander Holdings USA Inc.	3.450%	6/2/25	12,991	12,423
	Santander Holdings USA Inc.	4.260%	6/9/25	6,260	6,130
	Santander Holdings USA Inc.	4.500%	7/17/25	27,232	26,963
	Santander Holdings USA Inc.	3.244%	10/5/26	40,832	38,004
	Santander Holdings USA Inc.	4.400%	7/13/27	26,254	25,281
	Santander Holdings USA Inc.	2.490%	1/6/28	10,375	9,021
[1]	Santander UK Group Holdings plc	4.796%	11/15/24	29,372	29,221
	Santander UK Group Holdings plc	1.089%	3/15/25	23,930	22,397
[1]	Santander UK Group Holdings plc	1.532%	8/21/26	15,550	13,896
	Santander UK Group Holdings plc	1.673%	6/14/27	28,255	24,496
	Santander UK Group Holdings plc	2.469%	1/11/28	16,410	14,380
	Santander UK plc	4.000%	3/13/24	29,977	29,947
	Santander UK plc	2.875%	6/18/24	16,411	16,001
[1]	Signature Bank	4.000%	10/15/30	8,030	7,587
	Sixth Street Specialty Lending Inc.	3.875%	11/1/24	7,390	7,149
	Sixth Street Specialty Lending Inc.	2.500%	8/1/26	8,622	7,534
[2]	Standard Chartered plc	2.819%	1/30/26	1,650	1,554
	State Street Corp.	3.700%	11/20/23	29,695	29,735
[1]	State Street Corp.	3.776%	12/3/24	26,062	25,998
	State Street Corp.	3.300%	12/16/24	29,765	29,508
	State Street Corp.	3.550%	8/18/25	32,491	32,206
[1]	State Street Corp.	2.354%	11/1/25	24,524	23,678
	State Street Corp.	2.901%	3/30/26	17,804	17,119
	State Street Corp.	2.650%	5/19/26	19,870	19,120
	State Street Corp.	2.203%	2/7/28	14,150	12,968
	Stifel Financial Corp.	4.250%	7/18/24	7,318	7,291
	Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	7,452	7,429
[1]	Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	9,460	9,293
[1]	Sumitomo Mitsui Banking Corp.	3.650%	7/23/25	4,017	3,913
	Sumitomo Mitsui Financial Group Inc.	3.936%	10/16/23	13,740	13,735

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Sumitomo Mitsui Financial Group Inc.	0.508%	1/12/24	16,763	15,969
	Sumitomo Mitsui Financial Group Inc.	2.696%	7/16/24	60,379	58,566
	Sumitomo Mitsui Financial Group Inc.	2.448%	9/27/24	25,863	24,795
	Sumitomo Mitsui Financial Group Inc.	2.348%	1/15/25	32,237	30,701
	Sumitomo Mitsui Financial Group Inc.	1.474%	7/8/25	70,450	64,832
	Sumitomo Mitsui Financial Group Inc.	0.948%	1/12/26	31,226	27,786
	Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	31,423	30,671
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	41,000	38,178
	Sumitomo Mitsui Financial Group Inc.	1.402%	9/17/26	53,667	47,351
	Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	35,120	33,057
	Sumitomo Mitsui Financial Group Inc.	3.446%	1/11/27	37,273	35,510
	Sumitomo Mitsui Financial Group Inc.	2.174%	1/14/27	21,890	19,767
	Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	15,047	14,202
	SVB Financial Group	3.500%	1/29/25	4,921	4,783
	SVB Financial Group	1.800%	10/28/26	19,505	17,307
	SVB Financial Group	4.345%	4/29/28	9,645	9,314
[1]	Svenska Handelsbanken AB	3.900%	11/20/23	43,108	43,149
	Swiss Re America Holding Corp.	7.000%	2/15/26	7,165	7,756
	Synchrony Bank	5.400%	8/22/25	10,000	9,984
	Synchrony Bank	5.625%	8/23/27	8,000	7,938
	Synchrony Financial	4.375%	3/19/24	22,258	22,173
	Synchrony Financial	4.250%	8/15/24	24,219	23,936
	Synchrony Financial	4.500%	7/23/25	20,423	19,968
	Synchrony Financial	3.700%	8/4/26	18,038	16,898
[1]	Toronto-Dominion Bank	0.450%	9/11/23	16,783	16,209
	Toronto-Dominion Bank	0.550%	3/4/24	15,213	14,465
[1]	Toronto-Dominion Bank	2.350%	3/8/24	7,571	7,392
[1]	Toronto-Dominion Bank	3.250%	3/11/24	47,499	46,975
[1]	Toronto-Dominion Bank	2.650%	6/12/24	38,324	37,423
	Toronto-Dominion Bank	1.250%	12/13/24	16,265	15,282
[1]	Toronto-Dominion Bank	1.450%	1/10/25	16,660	15,742
	Toronto-Dominion Bank	3.766%	6/6/25	37,450	37,005
[1]	Toronto-Dominion Bank	1.150%	6/12/25	33,248	30,658
[1]	Toronto-Dominion Bank	0.750%	9/11/25	25,024	22,602
[1]	Toronto-Dominion Bank	0.750%	1/6/26	12,101	10,810
[1]	Toronto-Dominion Bank	1.200%	6/3/26	23,015	20,582
[1]	Toronto-Dominion Bank	1.250%	9/10/26	37,242	33,075
[1]	Toronto-Dominion Bank	1.950%	1/12/27	14,875	13,477
[1]	Toronto-Dominion Bank	2.800%	3/10/27	30,920	28,998
	Toronto-Dominion Bank	4.108%	6/8/27	43,015	42,577
[1]	Toronto-Dominion Bank	3.625%	9/15/31	44,830	42,589
	Trinity Acquisition plc	4.400%	3/15/26	8,284	8,159
[1]	Truist Bank	3.200%	4/1/24	38,606	38,208
[1]	Truist Bank	2.150%	12/6/24	46,303	44,418
[1]	Truist Bank	1.500%	3/10/25	26,850	25,174
[1]	Truist Bank	3.625%	9/16/25	29,890	29,259
[1]	Truist Bank	4.050%	11/3/25	8,371	8,357
[1]	Truist Bank	3.300%	5/15/26	13,429	12,914
[1]	Truist Bank	3.800%	10/30/26	17,366	16,953
[1]	Truist Bank	2.636%	9/17/29	7,137	6,761
[1]	Truist Financial Corp.	3.750%	12/6/23	28,312	28,354
[1]	Truist Financial Corp.	2.500%	8/1/24	30,246	29,452
[1]	Truist Financial Corp.	2.850%	10/26/24	14,501	14,249
	Truist Financial Corp.	4.000%	5/1/25	28,798	28,721
[1]	Truist Financial Corp.	3.700%	6/5/25	22,733	22,487
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Truist Financial Corp.	1.200%	8/5/25	7,142	6,562
[1]	Truist Financial Corp.	4.260%	7/28/26	7,905	7,896
[1]	Truist Financial Corp.	1.267%	3/2/27	39,740	35,742
[1]	Truist Financial Corp.	1.125%	8/3/27	12,526	10,754
[1]	Truist Financial Corp.	4.123%	6/6/28	20,000	19,637
	Unum Group	4.000%	3/15/24	8,550	8,610
[1]	US Bancorp	3.700%	1/30/24	24,793	24,812
	US Bancorp	3.375%	2/5/24	48,513	48,280
	US Bancorp	2.400%	7/30/24	33,766	32,952
[1]	US Bancorp	3.600%	9/11/24	18,903	18,819
	US Bancorp	1.450%	5/12/25	14,168	13,283
[1]	US Bancorp	3.950%	11/17/25	15,814	15,830
[1]	US Bancorp	3.100%	4/27/26	26,513	25,518
[1]	US Bancorp	2.375%	7/22/26	32,580	30,705
[1]	US Bancorp	3.150%	4/27/27	17,109	16,473
[1]	US Bancorp	2.215%	1/27/28	8,345	7,627
	US Bancorp	4.548%	7/22/28	39,800	39,932
[1]	US Bank NA	2.050%	1/21/25	22,928	21,966
[1]	US Bank NA	2.800%	1/27/25	39,073	38,087
	Valley National Bancorp	3.000%	6/15/31	985	880
	Visa Inc.	3.150%	12/14/25	92,379	90,423
	Visa Inc.	1.900%	4/15/27	31,700	29,260
	Visa Inc.	0.750%	8/15/27	16,389	14,208
	Voya Financial Inc.	3.650%	6/15/26	20,183	19,526
	Wachovia Corp.	7.574%	8/1/26	1,283	1,398
[1]	Wells Fargo & Co.	3.450%	2/13/23	1	1
	Wells Fargo & Co.	4.480%	1/16/24	17,584	17,667
[1]	Wells Fargo & Co.	3.750%	1/24/24	73,776	73,590
[1]	Wells Fargo & Co.	3.300%	9/9/24	52,051	51,435
[1]	Wells Fargo & Co.	3.000%	2/19/25	66,448	64,676
[1]	Wells Fargo & Co.	0.805%	5/19/25	9,505	8,917
[1]	Wells Fargo & Co.	3.550%	9/29/25	68,286	67,070
[1]	Wells Fargo & Co.	2.406%	10/30/25	67,966	64,919
[1]	Wells Fargo & Co.	2.164%	2/11/26	70,225	65,992
	Wells Fargo & Co.	3.000%	4/22/26	82,879	78,827
[1]	Wells Fargo & Co.	3.908%	4/25/26	47,743	46,765
[1]	Wells Fargo & Co.	2.188%	4/30/26	80,392	75,236
[1]	Wells Fargo & Co.	4.100%	6/3/26	18,681	18,343
[1]	Wells Fargo & Co.	4.540%	8/15/26	33,800	33,565
	Wells Fargo & Co.	3.000%	10/23/26	101,032	95,326
[1]	Wells Fargo & Co.	3.196%	6/17/27	83,224	78,379
[1]	Wells Fargo & Co.	4.300%	7/22/27	77,244	75,880
[1]	Wells Fargo & Co.	3.526%	3/24/28	90,765	85,713
[1]	Wells Fargo & Co.	3.584%	5/22/28	68,092	64,217
[1]	Wells Fargo & Co.	2.393%	6/2/28	45,433	40,641
[1]	Wells Fargo & Co.	4.808%	7/25/28	65,244	64,899
	Western Alliance Bancorp	3.000%	6/15/31	12,730	11,255
	Western Union Co.	2.850%	1/10/25	18,609	17,863
	Western Union Co.	1.350%	3/15/26	12,493	11,063
	Westpac Banking Corp.	3.300%	2/26/24	33,391	33,247
	Westpac Banking Corp.	1.019%	11/18/24	530	500
	Westpac Banking Corp.	2.350%	2/19/25	31,580	30,372
	Westpac Banking Corp.	2.850%	5/13/26	33,449	31,944
	Westpac Banking Corp.	1.150%	6/3/26	27,549	24,708
	Westpac Banking Corp.	2.700%	8/19/26	24,191	22,882
	Westpac Banking Corp.	3.350%	3/8/27	18,281	17,640
[1]	Westpac Banking Corp.	2.894%	2/4/30	33,540	31,536
[1]	Westpac Banking Corp.	4.322%	11/23/31	51,928	49,408
	Willis North America Inc.	3.600%	5/15/24	27,175	26,812
	Willis North America Inc.	4.650%	6/15/27	10,225	10,034
					22,188,042
Health Care (8.0%)
	Abbott Laboratories	3.400%	11/30/23	24,419	24,359
	Abbott Laboratories	2.950%	3/15/25	18,561	18,254
	Abbott Laboratories	3.875%	9/15/25	7,197	7,230
[3]	Abbott Laboratories	3.750%	11/30/26	50,282	50,407
	AbbVie Inc.	3.750%	11/14/23	25,063	25,021

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AbbVie Inc.	3.850%	6/15/24	27,713	27,577
	AbbVie Inc.	2.600%	11/21/24	82,667	79,898
	AbbVie Inc.	3.800%	3/15/25	72,588	71,620
	AbbVie Inc.	3.600%	5/14/25	89,118	87,569
	AbbVie Inc.	3.200%	5/14/26	49,992	47,832
	AbbVie Inc.	2.950%	11/21/26	93,920	88,665
	Aetna Inc.	3.500%	11/15/24	27,449	27,077
	Agilent Technologies Inc.	3.050%	9/22/26	7,450	7,079
	AmerisourceBergen Corp.	3.400%	5/15/24	21,781	21,473
	AmerisourceBergen Corp.	3.250%	3/1/25	13,773	13,445
	Amgen Inc.	3.625%	5/22/24	32,990	32,854
	Amgen Inc.	1.900%	2/21/25	21,720	20,684
	Amgen Inc.	3.125%	5/1/25	18,000	17,639
	Amgen Inc.	2.600%	8/19/26	27,777	26,301
	Amgen Inc.	2.200%	2/21/27	43,913	40,375
	AstraZeneca Finance LLC	0.700%	5/28/24	35,005	33,182
	AstraZeneca Finance LLC	1.200%	5/28/26	54,001	48,753
	AstraZeneca plc	3.375%	11/16/25	49,684	48,792
	AstraZeneca plc	0.700%	4/8/26	14,624	13,022
	AstraZeneca plc	3.125%	6/12/27	11,100	10,710
	Baxalta Inc.	4.000%	6/23/25	12,010	11,921
	Baxter International Inc.	0.868%	12/1/23	19,583	18,835
	Baxter International Inc.	1.322%	11/29/24	32,479	30,561
	Baxter International Inc.	2.600%	8/15/26	17,447	16,297
	Baxter International Inc.	1.915%	2/1/27	42,070	37,809
	Becton Dickinson & Co.	3.363%	6/6/24	36,291	35,879
	Becton Dickinson & Co.	3.734%	12/15/24	13,092	12,925
	Becton Dickinson & Co.	3.700%	6/6/27	30,000	29,104
	Biogen Inc.	4.050%	9/15/25	33,121	32,968
	Bio-Rad Laboratories Inc.	3.300%	3/15/27	9,400	8,875
	Boston Scientific Corp.	3.450%	3/1/24	9,541	9,468
	Boston Scientific Corp.	1.900%	6/1/25	26,006	24,500
	Bristol-Myers Squibb Co.	3.250%	11/1/23	11,824	11,786
	Bristol-Myers Squibb Co.	0.537%	11/13/23	16,570	16,016
	Bristol-Myers Squibb Co.	3.625%	5/15/24	850	848
	Bristol-Myers Squibb Co.	2.900%	7/26/24	60,930	60,055
	Bristol-Myers Squibb Co.	0.750%	11/13/25	18,309	16,659
	Bristol-Myers Squibb Co.	3.200%	6/15/26	41,742	40,820
	Bristol-Myers Squibb Co.	3.250%	2/27/27	18,302	17,965
	Bristol-Myers Squibb Co.	3.450%	11/15/27	12,000	11,726
	Cardinal Health Inc.	3.079%	6/15/24	17,584	17,293
	Cardinal Health Inc.	3.500%	11/15/24	1,173	1,158
	Cardinal Health Inc.	3.750%	9/15/25	10,235	10,146
	Cardinal Health Inc.	3.410%	6/15/27	24,915	24,001
	Cigna Corp.	0.613%	3/15/24	3,475	3,307
[1]	Cigna Corp.	3.500%	6/15/24	19,780	19,584
[1]	Cigna Corp.	3.250%	4/15/25	19,790	19,309
	Cigna Corp.	4.125%	11/15/25	71,016	70,540
[1]	Cigna Corp.	4.500%	2/25/26	26,662	26,771
	Cigna Corp.	1.250%	3/15/26	8,664	7,800
[1]	Cigna Corp.	3.400%	3/1/27	30,187	28,864
	CommonSpirit Health	2.760%	10/1/24	12,872	12,470
	CommonSpirit Health	1.547%	10/1/25	16,750	15,259
	CVS Health Corp.	3.375%	8/12/24	21,436	21,231
	CVS Health Corp.	2.625%	8/15/24	14,527	14,188
	CVS Health Corp.	4.100%	3/25/25	12,701	12,722
	CVS Health Corp.	3.875%	7/20/25	63,076	62,627
	CVS Health Corp.	2.875%	6/1/26	39,410	37,637
	CVS Health Corp.	3.000%	8/15/26	17,039	16,333
	CVS Health Corp.	3.625%	4/1/27	31,916	31,053
	CVS Health Corp.	1.300%	8/21/27	50,000	43,300
	Danaher Corp.	3.350%	9/15/25	8,730	8,586
	DH Europe Finance II Sarl	2.200%	11/15/24	8,451	8,115
	Elevance Health Inc.	3.500%	8/15/24	26,727	26,432
	Elevance Health Inc.	3.350%	12/1/24	22,493	22,124
	Elevance Health Inc.	2.375%	1/15/25	37,396	35,915
	Elevance Health Inc.	1.500%	3/15/26	22,572	20,594
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Eli Lilly & Co.	2.750%	6/1/25	9,143	8,960
	Gilead Sciences Inc.	2.500%	9/1/23	29,698	29,319
	Gilead Sciences Inc.	0.750%	9/29/23	15,820	15,304
	Gilead Sciences Inc.	3.700%	4/1/24	53,690	53,563
	Gilead Sciences Inc.	3.500%	2/1/25	40,255	39,712
	Gilead Sciences Inc.	3.650%	3/1/26	51,853	50,925
	Gilead Sciences Inc.	2.950%	3/1/27	29,659	28,108
	GlaxoSmithKline Capital Inc.	2.800%	3/18/23	86	86
	GlaxoSmithKline Capital Inc.	3.625%	5/15/25	20,060	19,964
	GlaxoSmithKline Capital plc	0.534%	10/1/23	26,523	25,673
	GlaxoSmithKline Capital plc	3.000%	6/1/24	23,186	22,945
	HCA Inc.	5.000%	3/15/24	39,249	39,465
	HCA Inc.	5.375%	2/1/25	60,824	61,356
	HCA Inc.	5.250%	4/15/25	43,982	44,373
	HCA Inc.	5.875%	2/15/26	30,190	30,805
	HCA Inc.	5.250%	6/15/26	37,525	37,643
	HCA Inc.	5.375%	9/1/26	22,595	22,743
	HCA Inc.	4.500%	2/15/27	20,431	19,968
[2]	HCA Inc.	3.125%	3/15/27	23,074	21,199
	Humana Inc.	3.850%	10/1/24	15,912	15,829
	Humana Inc.	4.500%	4/1/25	16,322	16,429
	Humana Inc.	1.350%	2/3/27	6,333	5,534
	Humana Inc.	3.950%	3/15/27	15,545	15,122
	Johnson & Johnson	3.375%	12/5/23	18,065	18,035
	Johnson & Johnson	2.625%	1/15/25	10,324	10,116
	Johnson & Johnson	0.550%	9/1/25	18,258	16,722
	Johnson & Johnson	2.450%	3/1/26	50,660	48,697
	Johnson & Johnson	2.950%	3/3/27	12,045	11,712
	Kaiser Foundation Hospitals	3.150%	5/1/27	12,047	11,600
	Laboratory Corp. of America Holdings	4.000%	11/1/23	1,072	1,070
	Laboratory Corp. of America Holdings	3.250%	9/1/24	8,020	7,879
	Laboratory Corp. of America Holdings	2.300%	12/1/24	12,224	11,728
	Laboratory Corp. of America Holdings	3.600%	2/1/25	16,683	16,435
	Laboratory Corp. of America Holdings	1.550%	6/1/26	20,598	18,555
	McKesson Corp.	3.796%	3/15/24	27,984	27,942
	McKesson Corp.	0.900%	12/3/25	16,886	15,186
	McKesson Corp.	1.300%	8/15/26	5,205	4,637
	Merck & Co. Inc.	2.900%	3/7/24	17,220	17,048
	Merck & Co. Inc.	2.750%	2/10/25	35,378	34,607
	Merck & Co. Inc.	0.750%	2/24/26	33,649	30,438
	Merck & Co. Inc.	1.700%	6/10/27	48,965	44,480
	Mylan Inc.	4.200%	11/29/23	16,061	16,048
	Novartis Capital Corp.	3.400%	5/6/24	40,650	40,448
	Novartis Capital Corp.	1.750%	2/14/25	37,067	35,503
	Novartis Capital Corp.	3.000%	11/20/25	30,092	29,495
	Novartis Capital Corp.	2.000%	2/14/27	42,606	39,592
	Novartis Capital Corp.	3.100%	5/17/27	15,336	14,900
[1]	PeaceHealth Obligated Group	1.375%	11/15/25	7,545	6,842
	PerkinElmer Inc.	0.550%	9/15/23	8,350	8,011
	PerkinElmer Inc.	0.850%	9/15/24	13,350	12,444
	Pfizer Inc.	3.200%	9/15/23	18,136	18,059
	Pfizer Inc.	2.950%	3/15/24	16,769	16,604
	Pfizer Inc.	3.400%	5/15/24	22,849	22,766
	Pfizer Inc.	0.800%	5/28/25	15,171	14,044
	Pfizer Inc.	2.750%	6/3/26	25,708	24,927
	Pfizer Inc.	3.000%	12/15/26	32,990	32,096
[1]	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	6,633	6,268
	Quest Diagnostics Inc.	4.250%	4/1/24	9,636	9,644
	Quest Diagnostics Inc.	3.500%	3/30/25	17,015	16,729
	Quest Diagnostics Inc.	3.450%	6/1/26	15,210	14,827
	Royalty Pharma plc	0.750%	9/2/23	20,436	19,704
	Royalty Pharma plc	1.200%	9/2/25	24,627	22,388

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Sanofi	3.375%	6/19/23	9,912	9,896
	Shire Acquisitions Investments Ireland DAC	2.875%	9/23/23	27,429	27,077
	Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	72,596	69,374
[1]	SSM Health Care Corp.	3.688%	6/1/23	8,483	8,471
[1]	SSM Health Care Corp.	3.823%	6/1/27	12,077	11,856
	Stryker Corp.	0.600%	12/1/23	7,889	7,577
	Stryker Corp.	3.375%	5/15/24	20,586	20,390
	Stryker Corp.	1.150%	6/15/25	5,602	5,172
	Stryker Corp.	3.375%	11/1/25	23,709	23,106
	Stryker Corp.	3.500%	3/15/26	20,599	20,120
[1]	Sutter Health	1.321%	8/15/25	6,431	5,908
	Takeda Pharmaceutical Co. Ltd.	4.400%	11/26/23	53,369	53,470
	Thermo Fisher Scientific Inc.	0.797%	10/18/23	24,290	23,509
	Thermo Fisher Scientific Inc.	1.215%	10/18/24	39,875	37,727
	UnitedHealth Group Inc.	3.500%	2/15/24	26,922	26,860
	UnitedHealth Group Inc.	2.375%	8/15/24	17,683	17,255
	UnitedHealth Group Inc.	3.750%	7/15/25	49,454	49,324
	UnitedHealth Group Inc.	3.700%	12/15/25	6,354	6,320
	UnitedHealth Group Inc.	1.250%	1/15/26	7,924	7,262
	UnitedHealth Group Inc.	3.100%	3/15/26	23,638	23,102
	UnitedHealth Group Inc.	1.150%	5/15/26	23,868	21,679
	UnitedHealth Group Inc.	3.450%	1/15/27	22,474	22,064
	UnitedHealth Group Inc.	3.375%	4/15/27	9,990	9,769
	UnitedHealth Group Inc.	3.700%	5/15/27	14,058	13,875
[2]	Universal Health Services Inc.	1.650%	9/1/26	16,004	13,795
[1]	UPMC	3.600%	4/3/25	7,980	7,876
	Utah Acquisition Sub Inc.	3.950%	6/15/26	45,995	43,232
	Viatris Inc.	1.650%	6/22/25	15,251	13,915
	Viatris Inc.	2.300%	6/22/27	10,000	8,595
	Wyeth LLC	6.450%	2/1/24	19,515	20,230
	Zimmer Biomet Holdings Inc.	1.450%	11/22/24	15,257	14,336
	Zimmer Biomet Holdings Inc.	3.550%	4/1/25	1,550	1,515
	Zimmer Biomet Holdings Inc.	3.050%	1/15/26	25,425	24,333
	Zoetis Inc.	4.500%	11/13/25	18,114	18,332
					4,032,767
Industrials (6.1%)
[1]	3M Co.	3.250%	2/14/24	28,254	28,067
	3M Co.	2.000%	2/14/25	18,829	17,941
	3M Co.	2.650%	4/15/25	1,435	1,391
[1]	3M Co.	3.000%	8/7/25	8,338	8,128
[1]	3M Co.	2.250%	9/19/26	6,841	6,378
	Allegion US Holding Co. Inc.	3.200%	10/1/24	8,971	8,720
	Amphenol Corp.	3.200%	4/1/24	7,997	7,917
	Amphenol Corp.	2.050%	3/1/25	9,317	8,861
[1]	BNSF Funding Trust I	6.613%	12/15/55	8,661	8,526
	Boeing Co.	1.950%	2/1/24	26,669	25,799
	Boeing Co.	1.433%	2/4/24	37,475	35,932
	Boeing Co.	2.800%	3/1/24	15,088	14,740
	Boeing Co.	2.850%	10/30/24	8,202	7,925
	Boeing Co.	4.875%	5/1/25	90,312	90,627
	Boeing Co.	2.600%	10/30/25	9,031	8,476
	Boeing Co.	2.750%	2/1/26	40,791	38,225
	Boeing Co.	2.196%	2/4/26	122,541	112,168
	Boeing Co.	3.100%	5/1/26	23,222	21,948
	Boeing Co.	2.250%	6/15/26	11,845	10,777
	Boeing Co.	2.700%	2/1/27	19,010	17,240
	Boeing Co.	2.800%	3/1/27	10,633	9,662
	Boeing Co.	5.040%	5/1/27	41,638	41,512
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	24,549	24,595
	Burlington Northern Santa Fe LLC	3.750%	4/1/24	21,157	21,142
	Burlington Northern Santa Fe LLC	3.400%	9/1/24	20,367	20,275
	Burlington Northern Santa Fe LLC	3.000%	4/1/25	8,634	8,479
	Burlington Northern Santa Fe LLC	3.650%	9/1/25	12,617	12,548
	Burlington Northern Santa Fe LLC	7.000%	12/15/25	7,875	8,588
	Burlington Northern Santa Fe LLC	3.250%	6/15/27	11,050	10,788
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Canadian National Railway Co.	2.950%	11/21/24	5,582	5,470
	Canadian National Railway Co.	2.750%	3/1/26	14,228	13,626
	Canadian Pacific Railway Co.	1.350%	12/2/24	31,942	30,027
	Canadian Pacific Railway Co.	2.900%	2/1/25	18,038	17,518
	Canadian Pacific Railway Co.	1.750%	12/2/26	28,806	26,114
	Carrier Global Corp.	2.242%	2/15/25	34,730	33,023
	Carrier Global Corp.	2.493%	2/15/27	28,441	26,167
[1]	Caterpillar Financial Services Corp.	0.450%	9/14/23	25,614	24,796
[1]	Caterpillar Financial Services Corp.	3.750%	11/24/23	16,041	16,068
[1]	Caterpillar Financial Services Corp.	3.650%	12/7/23	18,467	18,483
[1]	Caterpillar Financial Services Corp.	0.950%	1/10/24	25,509	24,634
[1]	Caterpillar Financial Services Corp.	2.850%	5/17/24	14,715	14,514
[1]	Caterpillar Financial Services Corp.	3.300%	6/9/24	13,239	13,150
[1]	Caterpillar Financial Services Corp.	0.600%	9/13/24	13,099	12,312
[1]	Caterpillar Financial Services Corp.	2.150%	11/8/24	17,322	16,742
[1]	Caterpillar Financial Services Corp.	3.250%	12/1/24	14,904	14,751
[1]	Caterpillar Financial Services Corp.	1.450%	5/15/25	21,171	19,917
[1]	Caterpillar Financial Services Corp.	3.650%	8/12/25	13,750	13,662
[1]	Caterpillar Financial Services Corp.	0.800%	11/13/25	18,238	16,520
	Caterpillar Financial Services Corp.	0.900%	3/2/26	23,001	20,867
	Caterpillar Financial Services Corp.	2.400%	8/9/26	16,385	15,495
[1]	Caterpillar Financial Services Corp.	1.150%	9/14/26	38,495	34,494
[1]	Caterpillar Financial Services Corp.	1.700%	1/8/27	9,535	8,725
[1]	Caterpillar Financial Services Corp.	3.600%	8/12/27	14,000	13,741
	Caterpillar Inc.	3.400%	5/15/24	19,418	19,357
	CNH Industrial Capital LLC	4.200%	1/15/24	15,456	15,409
	CNH Industrial Capital LLC	1.875%	1/15/26	15,042	13,666
	CNH Industrial Capital LLC	1.450%	7/15/26	10,276	9,118
[1]	Continental Airlines Pass-Through Trust Class A Series 2012-2	4.000%	10/29/24	5,336	5,078
	Crane Holdings Co.	4.450%	12/15/23	5,141	5,159
	CSX Corp.	3.400%	8/1/24	16,640	16,473
	CSX Corp.	3.350%	11/1/25	9,713	9,499
	CSX Corp.	2.600%	11/1/26	15,810	14,958
	CSX Corp.	3.250%	6/1/27	19,476	18,755
	Cummins Inc.	3.650%	10/1/23	5,358	5,357
	Cummins Inc.	0.750%	9/1/25	14,105	12,930
	Deere & Co.	2.750%	4/15/25	21,275	20,705
[1]	Delta Air Lines Pass-Through Trust Class AA Series 2019-1	3.204%	4/25/24	6,816	6,566
	Dover Corp.	3.150%	11/15/25	8,762	8,478
	Emerson Electric Co.	3.150%	6/1/25	8,666	8,525
	Emerson Electric Co.	0.875%	10/15/26	20,628	18,381
	FedEx Corp.	3.250%	4/1/26	16,900	16,458
	Fortive Corp.	3.150%	6/15/26	20,578	19,690
	General Dynamics Corp.	3.250%	4/1/25	14,943	14,720
	General Dynamics Corp.	3.500%	5/15/25	12,002	11,930
	General Dynamics Corp.	2.125%	8/15/26	21,397	20,079
	General Dynamics Corp.	3.500%	4/1/27	23,287	22,785
[1]	General Electric Co.	3.150%	9/7/22	2	2
	Honeywell International Inc.	3.350%	12/1/23	7,180	7,162
	Honeywell International Inc.	2.300%	8/15/24	19,103	18,635
	Honeywell International Inc.	1.350%	6/1/25	25,602	24,032
	Honeywell International Inc.	2.500%	11/1/26	36,071	34,242
	Honeywell International Inc.	1.100%	3/1/27	7,940	7,085
	Huntington Ingalls Industries Inc.	3.844%	5/1/25	13,416	13,127
	Illinois Tool Works Inc.	3.500%	3/1/24	22,641	22,582
	Illinois Tool Works Inc.	2.650%	11/15/26	21,458	20,589
	JB Hunt Transport Services Inc.	3.875%	3/1/26	21,867	21,470
[1]	John Deere Capital Corp.	3.450%	6/7/23	9,523	9,515
[1]	John Deere Capital Corp.	0.400%	10/10/23	10,005	9,663
	John Deere Capital Corp.	3.650%	10/12/23	11,157	11,162
[1]	John Deere Capital Corp.	0.900%	1/10/24	11,845	11,430
[1]	John Deere Capital Corp.	3.450%	1/10/24	10,967	10,934
[1]	John Deere Capital Corp.	0.450%	1/17/24	12,071	11,555
[1]	John Deere Capital Corp.	2.600%	3/7/24	16,113	15,859
[1]	John Deere Capital Corp.	0.450%	6/7/24	13,357	12,653

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	John Deere Capital Corp.	3.350%	6/12/24	14,640	14,561
[1]	John Deere Capital Corp.	2.650%	6/24/24	19,132	18,818
[1]	John Deere Capital Corp.	0.625%	9/10/24	7,297	6,870
[1]	John Deere Capital Corp.	2.050%	1/9/25	13,604	13,079
[1]	John Deere Capital Corp.	1.250%	1/10/25	6,617	6,254
[1]	John Deere Capital Corp.	3.450%	3/13/25	12,166	12,102
	John Deere Capital Corp.	3.400%	6/6/25	11,536	11,428
[1]	John Deere Capital Corp.	3.400%	9/11/25	12,600	12,438
[1]	John Deere Capital Corp.	0.700%	1/15/26	19,951	18,034
[1]	John Deere Capital Corp.	2.650%	6/10/26	14,533	13,940
[1]	John Deere Capital Corp.	1.050%	6/17/26	16,190	14,687
[1]	John Deere Capital Corp.	2.250%	9/14/26	13,108	12,409
[1]	John Deere Capital Corp.	1.300%	10/13/26	8,681	7,840
[1]	John Deere Capital Corp.	1.700%	1/11/27	3,561	3,257
[1]	John Deere Capital Corp.	2.350%	3/8/27	14,015	13,121
[1]	John Deere Capital Corp.	1.750%	3/9/27	20,434	18,651
[1]	Johnson Controls International plc	3.625%	7/2/24	4,402	4,356
[1]	Johnson Controls International plc	3.900%	2/14/26	13,989	13,817
	Keysight Technologies Inc.	4.550%	10/30/24	13,401	13,473
	Keysight Technologies Inc.	4.600%	4/6/27	16,180	16,234
	L3Harris Technologies Inc.	3.950%	5/28/24	10,510	10,436
	L3Harris Technologies Inc.	3.832%	4/27/25	15,832	15,546
	L3Harris Technologies Inc.	3.850%	12/15/26	4,360	4,240
	Lennox International Inc.	3.000%	11/15/23	5,851	5,760
	Lennox International Inc.	1.350%	8/1/25	9,059	8,228
	Lockheed Martin Corp.	3.550%	1/15/26	26,526	26,320
[2]	Mileage Plus Holdings LLC	6.500%	6/20/27	5,000	5,015
	Norfolk Southern Corp.	3.850%	1/15/24	7,983	7,982
	Norfolk Southern Corp.	3.650%	8/1/25	5,126	5,063
	Norfolk Southern Corp.	2.900%	6/15/26	18,169	17,351
	Norfolk Southern Corp.	7.800%	5/15/27	4,542	5,180
	Norfolk Southern Corp.	3.150%	6/1/27	6,500	6,188
	Northrop Grumman Corp.	2.930%	1/15/25	29,838	29,070
	Northrop Grumman Corp.	3.200%	2/1/27	19,606	18,832
	Otis Worldwide Corp.	2.056%	4/5/25	39,245	37,080
	Otis Worldwide Corp.	2.293%	4/5/27	13,614	12,416
	PACCAR Financial Corp.	3.400%	8/9/23	9,281	9,262
[1]	PACCAR Financial Corp.	0.350%	8/11/23	5,143	4,987
[1]	PACCAR Financial Corp.	0.350%	2/2/24	8,229	7,845
[1]	PACCAR Financial Corp.	3.150%	6/13/24	12,144	12,028
[1]	PACCAR Financial Corp.	2.150%	8/15/24	9,467	9,169
[1]	PACCAR Financial Corp.	0.900%	11/8/24	8,091	7,595
[1]	PACCAR Financial Corp.	1.800%	2/6/25	14,436	13,759
	Parker-Hannifin Corp.	2.700%	6/14/24	16,952	16,518
	Parker-Hannifin Corp.	3.650%	6/15/24	30,507	30,230
[1]	Parker-Hannifin Corp.	3.300%	11/21/24	9,418	9,261
	Parker-Hannifin Corp.	3.250%	3/1/27	3,336	3,198
	Parker-Hannifin Corp.	4.250%	9/15/27	13,000	12,851
	Precision Castparts Corp.	3.250%	6/15/25	27,957	27,595
	Raytheon Technologies Corp.	3.700%	12/15/23	9,856	9,851
	Raytheon Technologies Corp.	3.200%	3/15/24	31,914	31,618
	Raytheon Technologies Corp.	3.950%	8/16/25	44,800	44,796
	Raytheon Technologies Corp.	3.500%	3/15/27	27,157	26,346
	Raytheon Technologies Corp.	3.125%	5/4/27	20,686	19,751
	Republic Services Inc.	2.500%	8/15/24	28,234	27,386
	Republic Services Inc.	3.200%	3/15/25	16,668	16,290
	Republic Services Inc.	0.875%	11/15/25	9,565	8,602
	Republic Services Inc.	2.900%	7/1/26	6,716	6,388
	Rockwell Automation Inc.	2.875%	3/1/25	6,297	6,131
[1]	Ryder System Inc.	3.750%	6/9/23	9,884	9,858
[1]	Ryder System Inc.	3.875%	12/1/23	2,887	2,875
[1]	Ryder System Inc.	3.650%	3/18/24	23,917	23,702
[1]	Ryder System Inc.	2.500%	9/1/24	3,276	3,167
[1]	Ryder System Inc.	4.625%	6/1/25	7,321	7,312
[1]	Ryder System Inc.	3.350%	9/1/25	12,801	12,336
[1]	Ryder System Inc.	1.750%	9/1/26	7,212	6,483
[1]	Ryder System Inc.	2.900%	12/1/26	11,405	10,576
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Ryder System Inc.	2.850%	3/1/27	5,835	5,388
	Southwest Airlines Co.	5.250%	5/4/25	42,516	43,620
	Southwest Airlines Co.	3.000%	11/15/26	3,500	3,298
	Southwest Airlines Co.	5.125%	6/15/27	39,438	40,245
	Teledyne Technologies Inc.	0.650%	4/1/23	11,647	11,385
	Teledyne Technologies Inc.	0.950%	4/1/24	19,336	18,257
	Teledyne Technologies Inc.	1.600%	4/1/26	17,029	15,278
	Textron Inc.	4.300%	3/1/24	8,654	8,655
	Textron Inc.	3.875%	3/1/25	6,517	6,429
	Textron Inc.	4.000%	3/15/26	12,097	11,846
	Textron Inc.	3.650%	3/15/27	4,753	4,531
	Timken Co.	3.875%	9/1/24	3,590	3,542
	Trane Technologies Global Holding Co. Ltd.	4.250%	6/15/23	14,764	14,802
	Trane Technologies Luxembourg Finance SA	3.550%	11/1/24	6,266	6,180
	Trane Technologies Luxembourg Finance SA	3.500%	3/21/26	11,873	11,440
	Trimble Inc.	4.750%	12/1/24	8,802	8,838
	Tyco Electronics Group SA	3.450%	8/1/24	9,966	9,881
	Tyco Electronics Group SA	3.700%	2/15/26	8,325	8,207
	Tyco Electronics Group SA	3.125%	8/15/27	16,440	15,614
	Union Pacific Corp.	3.646%	2/15/24	13,874	13,827
	Union Pacific Corp.	3.150%	3/1/24	19,322	19,146
	Union Pacific Corp.	3.750%	3/15/24	12,590	12,589
	Union Pacific Corp.	3.250%	1/15/25	6,381	6,300
	Union Pacific Corp.	3.750%	7/15/25	6,939	6,922
	Union Pacific Corp.	3.250%	8/15/25	9,779	9,620
	Union Pacific Corp.	2.750%	3/1/26	17,358	16,666
[1]	United Airlines Pass-Through Trust Class A Series 2012-1	4.150%	4/11/24	6,465	6,210
[1]	United Airlines Pass-Through Trust Class A Series 2013-1	4.300%	8/15/25	8,088	7,630
[1]	United Airlines Pass-Through Trust Class A Series 2014-1	4.000%	4/11/26	9,826	9,108
[1]	United Airlines Pass-Through Trust Class A Series 2014-2	3.750%	9/3/26	8,280	7,670
[1]	United Airlines Pass-Through Trust Class B Series 2020-1	4.875%	1/15/26	16,079	15,189
	United Parcel Service Inc.	2.200%	9/1/24	10,682	10,359
	United Parcel Service Inc.	2.800%	11/15/24	16,994	16,675
	United Parcel Service Inc.	3.900%	4/1/25	14,793	14,820
	United Parcel Service Inc.	2.400%	11/15/26	7,247	6,882
	Vontier Corp.	1.800%	4/1/26	12,315	10,773
	Waste Management Inc.	0.750%	11/15/25	10,933	9,880
	Westinghouse Air Brake Technologies Corp.	4.400%	3/15/24	14,027	13,953
	Westinghouse Air Brake Technologies Corp.	3.200%	6/15/25	14,332	13,671
	Westinghouse Air Brake Technologies Corp.	3.450%	11/15/26	17,408	16,341
	WW Grainger Inc.	1.850%	2/15/25	11,179	10,623
	Xylem Inc.	3.250%	11/1/26	11,140	10,648
					3,074,744
Materials (1.9%)
	Air Products and Chemicals Inc.	3.350%	7/31/24	8,308	8,262
	Air Products and Chemicals Inc.	1.500%	10/15/25	15,087	14,051
	Air Products and Chemicals Inc.	1.850%	5/15/27	15,001	13,671
	Albemarle Corp.	4.650%	6/1/27	8,500	8,442
	Amcor Finance USA Inc.	3.625%	4/28/26	1,321	1,259
	Amcor Flexibles North America Inc.	4.000%	5/17/25	11,432	11,212
	ArcelorMittal SA	4.550%	3/11/26	15,241	14,955
	Berry Global Inc.	0.950%	2/15/24	19,496	18,473
	Berry Global Inc.	1.570%	1/15/26	39,978	35,654
	Berry Global Inc.	1.650%	1/15/27	5,045	4,344
	BHP Billiton Finance USA Ltd.	3.850%	9/30/23	9,840	9,846
	BHP Billiton Finance USA Ltd.	6.420%	3/1/26	8,464	9,052
	Carlisle Cos. Inc.	3.500%	12/1/24	10,616	10,440

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Celanese US Holdings LLC	3.500%	5/8/24	13,276	12,927
	Celanese US Holdings LLC	5.900%	7/5/24	35,730	36,018
	Celanese US Holdings LLC	6.050%	3/15/25	37,800	37,904
	Celanese US Holdings LLC	1.400%	8/5/26	11,189	9,408
	Celanese US Holdings LLC	6.165%	7/15/27	44,840	44,908
	Celulosa Arauco y Constitucion SA	4.500%	8/1/24	9,050	9,058
	Dow Chemical Co.	4.550%	11/30/25	427	431
	DuPont de Nemours Inc.	4.205%	11/15/23	49,784	49,906
	DuPont de Nemours Inc.	4.493%	11/15/25	42,740	43,085
	Eastman Chemical Co.	3.800%	3/15/25	16,405	16,152
	Ecolab Inc.	0.900%	12/15/23	5,834	5,644
	Ecolab Inc.	2.700%	11/1/26	19,130	18,388
	Ecolab Inc.	1.650%	2/1/27	10,126	9,222
	EI du Pont de Nemours & Co.	1.700%	7/15/25	11,378	10,695
	Fibria Overseas Finance Ltd.	4.000%	1/14/25	7,945	7,881
	Fibria Overseas Finance Ltd.	5.500%	1/17/27	15,658	15,818
	FMC Corp.	4.100%	2/1/24	4,693	4,674
	FMC Corp.	3.200%	10/1/26	14,370	13,612
	Freeport-McMoRan Inc.	4.550%	11/14/24	2,851	2,870
	Freeport-McMoRan Inc.	5.000%	9/1/27	3,800	3,839
	Freeport-McMoRan Inc.	4.125%	3/1/28	450	421
	Georgia-Pacific LLC	8.000%	1/15/24	13,429	14,127
[2]	Georgia-Pacific LLC	0.625%	5/15/24	3,075	2,894
[2]	Georgia-Pacific LLC	2.100%	4/30/27	4,400	4,009
	Kinross Gold Corp.	5.950%	3/15/24	10,428	10,604
	Kinross Gold Corp.	4.500%	7/15/27	11,300	10,944
	Linde Inc.	2.650%	2/5/25	8,382	8,157
	Linde Inc.	3.200%	1/30/26	15,410	15,108
	LYB International Finance III LLC	1.250%	10/1/25	19,895	17,990
	LyondellBasell Industries NV	5.750%	4/15/24	10,137	10,346
	Martin Marietta Materials Inc.	4.250%	7/2/24	10,091	10,066
	Martin Marietta Materials Inc.	3.450%	6/1/27	10,023	9,524
	Mosaic Co.	4.250%	11/15/23	25,946	25,978
	Nucor Corp.	3.950%	5/23/25	6,120	6,075
	Nucor Corp.	2.000%	6/1/25	18,828	17,728
	Nucor Corp.	4.300%	5/23/27	6,290	6,256
	Nutrien Ltd.	3.000%	4/1/25	10,106	9,805
	Nutrien Ltd.	4.000%	12/15/26	15,281	15,026
	Packaging Corp. of America	3.650%	9/15/24	4,264	4,229
	PPG Industries Inc.	2.400%	8/15/24	6,256	6,068
	PPG Industries Inc.	1.200%	3/15/26	20,658	18,506
	Reliance Steel & Aluminum Co.	1.300%	8/15/25	5,850	5,339
	RPM International Inc.	3.750%	3/15/27	16,033	15,275
	Sherwin-Williams Co.	3.125%	6/1/24	25,069	24,692
	Sherwin-Williams Co.	4.050%	8/8/24	3,505	3,501
	Sherwin-Williams Co.	3.450%	8/1/25	9,374	9,173
	Sherwin-Williams Co.	4.250%	8/8/25	3,305	3,302
	Sherwin-Williams Co.	3.450%	6/1/27	24,055	23,025
	Southern Copper Corp.	3.875%	4/23/25	8,474	8,299
	Steel Dynamics Inc.	2.800%	12/15/24	11,191	10,820
	Steel Dynamics Inc.	2.400%	6/15/25	17,500	16,568
	Vale Overseas Ltd.	6.250%	8/10/26	33,439	35,060
	Vulcan Materials Co.	4.500%	4/1/25	7,256	7,273
	Vulcan Materials Co.	3.900%	4/1/27	8,987	8,816
	Westlake Corp.	0.875%	8/15/24	90	85
	Westlake Corp.	3.600%	8/15/26	21,245	20,535
	WRKCo Inc.	3.000%	9/15/24	11,264	10,965
	WRKCo Inc.	3.750%	3/15/25	22,758	22,372
	WRKCo Inc.	4.650%	3/15/26	18,045	18,155
					979,217
Real Estate (3.6%)
	Alexandria Real Estate Equities Inc.	3.450%	4/30/25	24,233	23,812
	Alexandria Real Estate Equities Inc.	4.300%	1/15/26	4,933	4,897
	Alexandria Real Estate Equities Inc.	3.800%	4/15/26	6,766	6,615
	Alexandria Real Estate Equities Inc.	3.950%	1/15/27	7,074	6,910
	American Tower Corp.	3.000%	6/15/23	18,766	18,600
	American Tower Corp.	0.600%	1/15/24	6,153	5,853
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	American Tower Corp.	5.000%	2/15/24	27,290	27,570
	American Tower Corp.	3.375%	5/15/24	16,986	16,777
	American Tower Corp.	2.950%	1/15/25	14,229	13,669
	American Tower Corp.	2.400%	3/15/25	16,115	15,277
	American Tower Corp.	4.000%	6/1/25	16,469	16,200
	American Tower Corp.	1.300%	9/15/25	11,103	10,078
	American Tower Corp.	4.400%	2/15/26	11,214	11,117
	American Tower Corp.	1.600%	4/15/26	13,225	11,859
	American Tower Corp.	1.450%	9/15/26	12,323	10,830
	American Tower Corp.	3.375%	10/15/26	22,016	20,802
	American Tower Corp.	2.750%	1/15/27	12,383	11,346
	American Tower Corp.	3.125%	1/15/27	8,539	7,957
	American Tower Corp.	3.650%	3/15/27	4,950	4,707
	American Tower Corp.	3.550%	7/15/27	20,760	19,610
[1]	AvalonBay Communities Inc.	4.200%	12/15/23	8,480	8,519
[1]	AvalonBay Communities Inc.	3.500%	11/15/24	9,250	9,129
[1]	AvalonBay Communities Inc.	3.450%	6/1/25	12,454	12,246
[1]	AvalonBay Communities Inc.	3.500%	11/15/25	7,410	7,237
[1]	AvalonBay Communities Inc.	2.950%	5/11/26	15,490	14,720
[1]	AvalonBay Communities Inc.	2.900%	10/15/26	5,017	4,715
[1]	AvalonBay Communities Inc.	3.350%	5/15/27	3,840	3,656
	Boston Properties LP	3.125%	9/1/23	19,159	18,971
	Boston Properties LP	3.800%	2/1/24	16,945	16,824
	Boston Properties LP	3.200%	1/15/25	12,820	12,499
	Boston Properties LP	3.650%	2/1/26	24,909	24,206
	Boston Properties LP	2.750%	10/1/26	18,309	16,983
	Brandywine Operating Partnership LP	4.100%	10/1/24	10,334	10,149
	Brixmor Operating Partnership LP	3.650%	6/15/24	15,358	15,003
	Brixmor Operating Partnership LP	3.850%	2/1/25	15,110	14,715
	Brixmor Operating Partnership LP	4.125%	6/15/26	12,686	12,268
	Brixmor Operating Partnership LP	3.900%	3/15/27	3,163	2,988
	CBRE Services Inc.	4.875%	3/1/26	13,839	13,927
	Corporate Office Properties LP	2.250%	3/15/26	13,393	11,982
	Crown Castle Inc.	3.200%	9/1/24	24,838	24,442
	Crown Castle Inc.	1.350%	7/15/25	2,674	2,452
	Crown Castle Inc.	4.450%	2/15/26	27,369	27,233
	Crown Castle Inc.	3.700%	6/15/26	25,226	24,435
	Crown Castle Inc.	1.050%	7/15/26	14,292	12,529
	Crown Castle Inc.	4.000%	3/1/27	13,744	13,359
	Crown Castle Inc.	2.900%	3/15/27	3,060	2,834
	CubeSmart LP	4.000%	11/15/25	7,006	6,820
	CubeSmart LP	3.125%	9/1/26	7,598	7,153
	Digital Realty Trust LP	3.700%	8/15/27	19,304	18,429
	Duke Realty LP	3.250%	6/30/26	7,928	7,584
	EPR Properties	4.500%	4/1/25	3,220	3,109
	EPR Properties	4.500%	6/1/27	18,142	16,517
	Equinix Inc.	2.625%	11/18/24	20,759	20,001
	Equinix Inc.	1.250%	7/15/25	5,101	4,669
	Equinix Inc.	1.000%	9/15/25	18,663	16,832
	Equinix Inc.	1.450%	5/15/26	16,241	14,523
	Equinix Inc.	2.900%	11/18/26	17,493	16,332
	Equinix Inc.	1.800%	7/15/27	15,650	13,686
	ERP Operating LP	3.375%	6/1/25	15,519	15,117
	ERP Operating LP	2.850%	11/1/26	9,069	8,612
	Essex Portfolio LP	3.875%	5/1/24	7,812	7,748
	Essex Portfolio LP	3.500%	4/1/25	16,984	16,642
	Essex Portfolio LP	3.375%	4/15/26	5,855	5,622
	Essex Portfolio LP	3.625%	5/1/27	7,677	7,349
	Federal Realty Investment Trust	3.950%	1/15/24	10,766	10,714
	Federal Realty Investment Trust	1.250%	2/15/26	12,117	10,890
	Federal Realty Investment Trust	3.250%	7/15/27	5,029	4,739
	GLP Capital LP	5.375%	11/1/23	10,258	10,219
	GLP Capital LP	3.350%	9/1/24	12,793	12,174
	GLP Capital LP	5.250%	6/1/25	18,903	18,646
	GLP Capital LP	5.375%	4/15/26	20,066	19,760
	Healthcare Realty Holdings LP	3.500%	8/1/26	20,304	19,363

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Healthcare Realty Holdings LP	3.750%	7/1/27	9,345	8,946
	Healthpeak Properties Inc.	3.400%	2/1/25	8,932	8,731
	Healthpeak Properties Inc.	4.000%	6/1/25	4,817	4,761
	Healthpeak Properties Inc.	3.250%	7/15/26	14,522	13,942
	Healthpeak Properties Inc.	1.350%	2/1/27	3,170	2,782
	Highwoods Realty LP	3.875%	3/1/27	11,393	10,849
	Host Hotels & Resorts LP	3.875%	4/1/24	6,029	5,948
[1]	Host Hotels & Resorts LP	4.000%	6/15/25	12,075	11,729
[1]	Host Hotels & Resorts LP	4.500%	2/1/26	9,285	9,078
	Kilroy Realty LP	3.450%	12/15/24	9,030	8,825
	Kilroy Realty LP	4.375%	10/1/25	12,768	12,582
	Kimco Realty Corp.	2.700%	3/1/24	9,687	9,485
	Kimco Realty Corp.	3.300%	2/1/25	14,465	14,119
	Kimco Realty Corp.	2.800%	10/1/26	7,783	7,301
	Kimco Realty Corp.	3.800%	4/1/27	11,240	10,785
	Kite Realty Group LP	4.000%	10/1/26	10,032	9,540
	Kite Realty Group Trust	4.000%	3/15/25	2,720	2,651
	LifeStorage LP	3.500%	7/1/26	14,328	13,773
	Mid-America Apartments LP	4.300%	10/15/23	8,139	8,151
	Mid-America Apartments LP	3.750%	6/15/24	8,907	8,828
	Mid-America Apartments LP	4.000%	11/15/25	11,482	11,264
	Mid-America Apartments LP	1.100%	9/15/26	9,884	8,647
	Mid-America Apartments LP	3.600%	6/1/27	9,314	8,915
	National Retail Properties Inc.	3.900%	6/15/24	11,924	11,823
	National Retail Properties Inc.	4.000%	11/15/25	12,072	11,843
	National Retail Properties Inc.	3.600%	12/15/26	5,824	5,542
	Office Properties Income Trust	4.250%	5/15/24	7,382	7,027
	Office Properties Income Trust	4.500%	2/1/25	15,501	14,536
	Office Properties Income Trust	2.650%	6/15/26	5,254	4,230
	Office Properties Income Trust	2.400%	2/1/27	12,188	9,250
	Omega Healthcare Investors Inc.	4.950%	4/1/24	5,006	5,015
	Omega Healthcare Investors Inc.	4.500%	1/15/25	9,954	9,858
	Omega Healthcare Investors Inc.	5.250%	1/15/26	14,919	14,800
	Omega Healthcare Investors Inc.	4.500%	4/1/27	15,502	14,824
	Physicians Realty LP	4.300%	3/15/27	5,959	5,785
	Piedmont Operating Partnership LP	3.400%	6/1/23	6,202	6,159
	Piedmont Operating Partnership LP	4.450%	3/15/24	8,039	8,029
	Prologis LP	3.250%	10/1/26	12,871	12,381
	Prologis LP	2.125%	4/15/27	9,271	8,540
	Public Storage	0.875%	2/15/26	11,531	10,391
	Public Storage	1.500%	11/9/26	17,711	16,071
	Realty Income Corp.	4.600%	2/6/24	13,292	13,386
	Realty Income Corp.	3.875%	7/15/24	6,200	6,175
	Realty Income Corp.	3.875%	4/15/25	16,542	16,402
	Realty Income Corp.	4.625%	11/1/25	10,972	11,092
	Realty Income Corp.	0.750%	3/15/26	2,247	1,977
	Realty Income Corp.	4.875%	6/1/26	14,156	14,375
	Realty Income Corp.	4.125%	10/15/26	10,257	10,155
	Realty Income Corp.	3.000%	1/15/27	9,398	8,853
	Realty Income Corp.	3.950%	8/15/27	17,898	17,505
	Regency Centers LP	3.600%	2/1/27	10,197	9,758
	Sabra Health Care LP	5.125%	8/15/26	12,541	12,153
	Simon Property Group LP	3.750%	2/1/24	17,646	17,570
	Simon Property Group LP	2.000%	9/13/24	25,953	24,983
	Simon Property Group LP	3.375%	10/1/24	17,408	17,206
	Simon Property Group LP	3.500%	9/1/25	34,859	34,389
	Simon Property Group LP	3.300%	1/15/26	16,255	15,769
	Simon Property Group LP	3.250%	11/30/26	19,947	19,160
	Simon Property Group LP	1.375%	1/15/27	1,897	1,674
	SITE Centers Corp.	3.625%	2/1/25	8,795	8,455
	SITE Centers Corp.	4.250%	2/1/26	3,587	3,492
	SITE Centers Corp.	4.700%	6/1/27	9,351	9,024
	SL Green Realty Corp.	4.500%	12/1/22	6,258	6,258
	Spirit Realty LP	4.450%	9/15/26	3,857	3,776
	Spirit Realty LP	3.200%	1/15/27	10,233	9,374
	Tanger Properties LP	3.125%	9/1/26	7,304	6,783
	Tanger Properties LP	3.875%	7/15/27	7,723	7,123
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	UDR Inc.	2.950%	9/1/26	6,703	6,260
	Ventas Realty LP	3.500%	4/15/24	10,363	10,219
	Ventas Realty LP	3.750%	5/1/24	12,227	12,094
	Ventas Realty LP	2.650%	1/15/25	5,213	4,990
	Ventas Realty LP	3.500%	2/1/25	14,620	14,257
	Ventas Realty LP	4.125%	1/15/26	12,680	12,432
	Ventas Realty LP	3.250%	10/15/26	8,711	8,223
	Ventas Realty LP	3.850%	4/1/27	9,348	8,967
	VICI Properties LP	4.375%	5/15/25	11,585	11,335
	Vornado Realty LP	3.500%	1/15/25	10,973	10,495
	Vornado Realty LP	2.150%	6/1/26	8,265	7,278
	Welltower Inc.	4.500%	1/15/24	11,734	11,765
	Welltower Inc.	3.625%	3/15/24	27,549	27,310
	Welltower Inc.	4.000%	6/1/25	39,567	39,098
	Welltower Inc.	4.250%	4/1/26	7,576	7,504
	Welltower Inc.	2.700%	2/15/27	10,015	9,293
	WP Carey Inc.	4.600%	4/1/24	7,814	7,857
	WP Carey Inc.	4.000%	2/1/25	11,899	11,771
	WP Carey Inc.	4.250%	10/1/26	8,955	8,743
					1,840,251
Technology (8.5%)
	Adobe Inc.	1.900%	2/1/25	15,935	15,275
	Adobe Inc.	3.250%	2/1/25	23,590	23,353
	Adobe Inc.	2.150%	2/1/27	25,761	24,117
	Altera Corp.	4.100%	11/15/23	16,077	16,159
	Analog Devices Inc.	2.950%	4/1/25	15,812	15,455
	Analog Devices Inc.	3.500%	12/5/26	23,958	23,534
	Apple Inc.	3.000%	2/9/24	2,560	2,539
	Apple Inc.	3.450%	5/6/24	61,541	61,453
	Apple Inc.	2.850%	5/11/24	56,364	55,683
	Apple Inc.	1.800%	9/11/24	13,872	13,407
	Apple Inc.	2.750%	1/13/25	28,520	27,967
	Apple Inc.	2.500%	2/9/25	29,203	28,443
	Apple Inc.	1.125%	5/11/25	56,039	52,355
	Apple Inc.	3.200%	5/13/25	57,717	56,973
	Apple Inc.	0.550%	8/20/25	17,643	16,098
	Apple Inc.	0.700%	2/8/26	49,945	45,128
	Apple Inc.	3.250%	2/23/26	80,359	79,110
	Apple Inc.	2.450%	8/4/26	51,378	48,865
	Apple Inc.	2.050%	9/11/26	48,129	45,000
	Apple Inc.	3.350%	2/9/27	51,812	50,968
	Apple Inc.	3.200%	5/11/27	48,675	47,470
	Apple Inc.	3.000%	6/20/27	23,927	23,241
	Applied Materials Inc.	3.900%	10/1/25	17,131	17,167
	Applied Materials Inc.	3.300%	4/1/27	28,791	28,164
	Arrow Electronics Inc.	3.250%	9/8/24	14,075	13,745
	Arrow Electronics Inc.	4.000%	4/1/25	5,154	5,058
	Autodesk Inc.	4.375%	6/15/25	10,444	10,510
	Autodesk Inc.	3.500%	6/15/27	12,096	11,639
	Automatic Data Processing Inc.	3.375%	9/15/25	26,576	26,319
	Avnet Inc.	4.625%	4/15/26	14,237	14,083
	Broadcom Corp.	3.625%	1/15/24	10,190	10,115
	Broadcom Corp.	3.875%	1/15/27	67,029	64,449
	Broadcom Inc.	2.250%	11/15/23	7,176	7,017
	Broadcom Inc.	3.625%	10/15/24	15,590	15,418
	Broadcom Inc.	3.150%	11/15/25	24,476	23,584
	Broadcom Inc.	3.459%	9/15/26	27,123	26,009
	Broadridge Financial Solutions Inc.	3.400%	6/27/26	11,471	11,089
	Cadence Design Systems Inc.	4.375%	10/15/24	7,216	7,262
	CDW LLC	4.125%	5/1/25	9,135	9,003
	CGI Inc.	1.450%	9/14/26	13,943	12,284
	Cintas Corp. No. 2	3.700%	4/1/27	24,009	23,671
	Cisco Systems Inc.	2.200%	9/20/23	16,019	15,809
	Cisco Systems Inc.	3.625%	3/4/24	19,512	19,526
	Cisco Systems Inc.	3.500%	6/15/25	9,066	9,050
	Cisco Systems Inc.	2.950%	2/28/26	20,993	20,547
	Cisco Systems Inc.	2.500%	9/20/26	36,622	35,159

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Citrix Systems Inc.	1.250%	3/1/26	17,225	16,886
	Dell International LLC	5.450%	6/15/23	21,721	21,938
	Dell International LLC	4.000%	7/15/24	24,770	24,678
	Dell International LLC	5.850%	7/15/25	35,200	36,446
	Dell International LLC	6.020%	6/15/26	93,974	97,638
	Dell International LLC	4.900%	10/1/26	65,378	65,647
	Dell International LLC	6.100%	7/15/27	12,641	13,311
	DXC Technology Co.	1.800%	9/15/26	24,650	21,712
	Equifax Inc.	2.600%	12/1/24	20,778	20,079
	Equifax Inc.	2.600%	12/15/25	15,777	14,777
	Fidelity National Information Services Inc.	0.600%	3/1/24	9,362	8,875
	Fidelity National Information Services Inc.	4.500%	7/15/25	13,499	13,533
	Fidelity National Information Services Inc.	1.150%	3/1/26	41,248	36,580
	Fidelity National Information Services Inc.	4.700%	7/15/27	1,503	1,501
	Fiserv Inc.	3.800%	10/1/23	36,472	36,403
	Fiserv Inc.	2.750%	7/1/24	56,658	55,259
	Fiserv Inc.	3.850%	6/1/25	2,068	2,035
	Fiserv Inc.	3.200%	7/1/26	47,987	45,671
	Fiserv Inc.	2.250%	6/1/27	23,752	21,359
	Flex Ltd.	4.750%	6/15/25	13,411	13,314
	Flex Ltd.	3.750%	2/1/26	18,942	18,056
	Fortinet Inc.	1.000%	3/15/26	12,088	10,677
	Genpact Luxembourg Sarl	3.375%	12/1/24	9,571	9,343
	GXO Logistics Inc.	1.650%	7/15/26	11,465	9,695
	Harman International Industries Inc.	4.150%	5/15/25	7,319	7,257
	Hewlett Packard Enterprise Co.	4.450%	10/2/23	24,016	24,116
	Hewlett Packard Enterprise Co.	1.450%	4/1/24	21,466	20,619
	Hewlett Packard Enterprise Co.	4.900%	10/15/25	56,501	57,381
	Hewlett Packard Enterprise Co.	1.750%	4/1/26	22,423	20,555
	HP Inc.	2.200%	6/17/25	30,671	28,934
	HP Inc.	1.450%	6/17/26	27,232	24,268
	HP Inc.	3.000%	6/17/27	25,888	23,970
	Hubbell Inc.	3.350%	3/1/26	9,055	8,774
	Intel Corp.	2.875%	5/11/24	33,466	33,027
	Intel Corp.	3.400%	3/25/25	28,748	28,399
	Intel Corp.	3.700%	7/29/25	49,354	49,128
	Intel Corp.	2.600%	5/19/26	23,478	22,486
	Intel Corp.	3.750%	3/25/27	25,392	25,075
	Intel Corp.	3.150%	5/11/27	22,517	21,720
	Intel Corp.	3.750%	8/5/27	15,000	14,731
	International Business Machines Corp.	3.625%	2/12/24	42,761	42,658
	International Business Machines Corp.	3.000%	5/15/24	66,327	65,470
	International Business Machines Corp.	7.000%	10/30/25	12,548	13,615
	International Business Machines Corp.	3.450%	2/19/26	33,049	32,393
	International Business Machines Corp.	3.300%	5/15/26	85,791	83,186
	International Business Machines Corp.	3.300%	1/27/27	11,553	11,184
	International Business Machines Corp.	1.700%	5/15/27	31,458	28,254
	International Business Machines Corp.	4.150%	7/27/27	8,471	8,419
	International Business Machines Corp.	6.220%	8/1/27	6,499	7,083
	Intuit Inc.	0.950%	7/15/25	11,872	10,925
[1]	J Paul Getty Trust	0.391%	1/1/24	1,425	1,364
	Jabil Inc.	1.700%	4/15/26	12,350	11,028
	Juniper Networks Inc.	1.200%	12/10/25	15,608	13,972
	KLA Corp.	4.650%	11/1/24	10,290	10,446
[2]	Kyndryl Holdings Inc.	2.050%	10/15/26	13,670	11,329
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Lam Research Corp.	3.800%	3/15/25	10,653	10,604
	Lam Research Corp.	3.750%	3/15/26	16,752	16,693
	Legrand France SA	8.500%	2/15/25	9,075	9,994
	Leidos Inc.	3.625%	5/15/25	10,740	10,492
	Marvell Technology Inc.	1.650%	4/15/26	650	585
	Maxim Integrated Products Inc.	3.450%	6/15/27	9,868	9,460
	Microchip Technology Inc.	2.670%	9/1/23	4,074	4,015
	Microchip Technology Inc.	4.250%	9/1/25	23,885	23,726
	Micron Technology Inc.	4.975%	2/6/26	13,210	13,229
	Micron Technology Inc.	4.185%	2/15/27	19,784	19,274
	Microsoft Corp.	2.875%	2/6/24	53,374	52,840
	Microsoft Corp.	2.700%	2/12/25	41,680	40,981
	Microsoft Corp.	3.125%	11/3/25	63,387	62,361
	Microsoft Corp.	2.400%	8/8/26	90,155	86,143
	Microsoft Corp.	3.300%	2/6/27	108,505	106,716
	Moody's Corp.	4.875%	2/15/24	17,427	17,611
	Moody's Corp.	3.750%	3/24/25	9,513	9,411
	Motorola Solutions Inc.	4.000%	9/1/24	1,485	1,473
	NetApp Inc.	3.300%	9/29/24	9,854	9,676
	NetApp Inc.	1.875%	6/22/25	17,651	16,486
	NetApp Inc.	2.375%	6/22/27	13,015	11,951
	NVIDIA Corp.	0.309%	6/15/23	19,765	19,249
	NVIDIA Corp.	0.584%	6/14/24	14,189	13,452
	NVIDIA Corp.	3.200%	9/16/26	25,983	25,577
	NXP BV	4.875%	3/1/24	29,588	29,733
	NXP BV	2.700%	5/1/25	20,225	19,200
	NXP BV	5.350%	3/1/26	10,899	11,089
	NXP BV	3.875%	6/18/26	18,321	17,722
	NXP BV	3.150%	5/1/27	16,409	15,283
	NXP BV	4.400%	6/1/27	5,124	4,971
	Oracle Corp.	2.400%	9/15/23	57,878	56,861
	Oracle Corp.	3.400%	7/8/24	49,387	48,690
	Oracle Corp.	2.950%	11/15/24	48,710	47,353
	Oracle Corp.	2.500%	4/1/25	79,538	75,494
	Oracle Corp.	2.950%	5/15/25	56,053	53,758
	Oracle Corp.	1.650%	3/25/26	60,273	54,368
	Oracle Corp.	2.650%	7/15/26	69,755	64,345
	Oracle Corp.	2.800%	4/1/27	57,434	52,616
[2]	Qorvo Inc.	1.750%	12/15/24	8,620	8,054
	QUALCOMM Inc.	2.900%	5/20/24	16,321	16,070
	QUALCOMM Inc.	3.450%	5/20/25	32,544	32,182
	QUALCOMM Inc.	3.250%	5/20/27	47,820	46,679
	Quanta Services Inc.	0.950%	10/1/24	700	653
	Roper Technologies Inc.	3.650%	9/15/23	13,570	13,517
	Roper Technologies Inc.	2.350%	9/15/24	10,907	10,520
	Roper Technologies Inc.	1.000%	9/15/25	20,502	18,552
	Roper Technologies Inc.	3.850%	12/15/25	5,565	5,463
	Roper Technologies Inc.	3.800%	12/15/26	15,809	15,472
	S&P Global Inc.	2.950%	1/22/27	12,666	12,155
[2]	S&P Global Inc.	2.450%	3/1/27	12,725	11,873
	Skyworks Solutions Inc.	1.800%	6/1/26	28,264	25,179
	TD SYNNEX Corp.	1.250%	8/9/24	18,175	16,863
	TD SYNNEX Corp.	1.750%	8/9/26	15,243	13,339
	Texas Instruments Inc.	2.625%	5/15/24	12,741	12,528
	Texas Instruments Inc.	1.375%	3/12/25	25,296	23,849
	Texas Instruments Inc.	1.125%	9/15/26	10,750	9,755
	TSMC Arizona Corp.	1.750%	10/25/26	28,990	26,192
	TSMC Arizona Corp.	3.875%	4/22/27	17,875	17,577
	Verisk Analytics Inc.	4.000%	6/15/25	25,418	25,121
	VMware Inc.	1.000%	8/15/24	9,775	9,167
	VMware Inc.	4.500%	5/15/25	24,455	24,430
	VMware Inc.	1.400%	8/15/26	41,997	37,057
	VMware Inc.	4.650%	5/15/27	13,007	12,900
	VMware Inc.	3.900%	8/21/27	26,801	25,589
	Western Digital Corp.	4.750%	2/15/26	54,040	52,059

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Workday Inc.	3.500%	4/1/27	31,067	29,665
	Xilinx Inc.	2.950%	6/1/24	13,131	12,999
					4,295,390
Utilities (5.1%)
	AEP Transmission Co. LLC	3.100%	12/1/26	10,618	10,180
	AES Corp.	1.375%	1/15/26	18,606	16,527
[1]	Alabama Power Co.	3.550%	12/1/23	7,259	7,220
	Alabama Power Co.	3.750%	9/1/27	11,300	11,089
	Ameren Corp.	2.500%	9/15/24	14,419	13,902
	Ameren Corp.	3.650%	2/15/26	9,849	9,585
	Ameren Corp.	1.950%	3/15/27	7,009	6,268
	Ameren Illinois Co.	3.250%	3/1/25	5,877	5,771
[1]	American Electric Power Co. Inc.	2.950%	12/15/22	21,153	21,079
[1]	American Electric Power Co. Inc.	0.750%	11/1/23	2,550	2,454
	American Electric Power Co. Inc.	2.031%	3/15/24	5,101	4,940
[1]	American Electric Power Co. Inc.	1.000%	11/1/25	3,957	3,549
	American Electric Power Co. Inc.	3.875%	2/15/62	5,700	4,851
	American Water Capital Corp.	3.850%	3/1/24	5,231	5,226
	American Water Capital Corp.	3.400%	3/1/25	15,817	15,581
	Appalachian Power Co.	3.400%	6/1/25	7,968	7,802
[1]	Appalachian Power Co.	3.300%	6/1/27	7,714	7,336
	Arizona Public Service Co.	3.150%	5/15/25	5,644	5,471
	Atmos Energy Corp.	3.000%	6/15/27	11,903	11,368
	Avangrid Inc.	3.150%	12/1/24	14,807	14,397
	Avangrid Inc.	3.200%	4/15/25	16,135	15,622
	Baltimore Gas & Electric Co.	2.400%	8/15/26	11,029	10,337
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	16,703	16,706
	Berkshire Hathaway Energy Co.	3.500%	2/1/25	9,403	9,316
	Berkshire Hathaway Energy Co.	4.050%	4/15/25	18,109	18,131
	Black Hills Corp.	4.250%	11/30/23	9,375	9,383
	Black Hills Corp.	1.037%	8/23/24	12,530	11,716
	Black Hills Corp.	3.950%	1/15/26	9,677	9,481
	Black Hills Corp.	3.150%	1/15/27	7,072	6,680
[1]	CenterPoint Energy Houston Electric LLC	2.400%	9/1/26	11,699	10,937
[1]	CenterPoint Energy Houston Electric LLC	3.000%	2/1/27	7,982	7,633
	CenterPoint Energy Inc.	2.500%	9/1/24	15,338	14,816
	CenterPoint Energy Inc.	1.450%	6/1/26	5,428	4,893
	Cleco Corporate Holdings LLC	3.743%	5/1/26	12,691	12,174
	Cleveland Electric Illuminating Co.	5.500%	8/15/24	3,686	3,779
	CMS Energy Corp.	3.000%	5/15/26	14,023	13,320
	Commonwealth Edison Co.	2.550%	6/15/26	6,662	6,322
[1]	Connecticut Light & Power Co.	0.750%	12/1/25	8,873	7,967
[1]	Connecticut Light & Power Co.	3.200%	3/15/27	23,728	22,898
[1]	Consolidated Edison Inc.	0.650%	12/1/23	5,951	5,712
	Constellation Energy Generation LLC	3.250%	6/1/25	20,348	19,744
	Delmarva Power & Light Co.	3.500%	11/15/23	15,479	15,443
	Dominion Energy Inc.	3.071%	8/15/24	9,116	8,846
[1]	Dominion Energy Inc.	3.300%	3/15/25	10,887	10,636
	Dominion Energy Inc.	3.900%	10/1/25	23,653	23,371
[1]	Dominion Energy Inc.	1.450%	4/15/26	27,597	25,100
[1]	Dominion Energy Inc.	2.850%	8/15/26	13,629	12,871
[1]	Dominion Energy Inc.	3.600%	3/15/27	5,320	5,123
[1]	Dominion Energy Inc.	5.750%	10/1/54	9,875	9,451
	DTE Electric Co.	3.650%	3/15/24	6,931	6,916
	DTE Electric Co.	3.375%	3/1/25	8,899	8,750
[1]	DTE Energy Co.	2.529%	10/1/24	23,749	22,885
	DTE Energy Co.	4.220%	11/1/24	20,880	20,801
[1]	DTE Energy Co.	1.050%	6/1/25	27,171	24,899
	DTE Energy Co.	2.850%	10/1/26	10,879	10,220
	Duke Energy Carolinas LLC	2.950%	12/1/26	19,639	18,887
	Duke Energy Corp.	3.950%	10/15/23	7,386	7,387
	Duke Energy Corp.	3.750%	4/15/24	22,796	22,706
	Duke Energy Corp.	0.900%	9/15/25	9,926	9,009
	Duke Energy Corp.	2.650%	9/1/26	35,882	33,570
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Duke Energy Corp.	3.250%	1/15/82	13,000	10,509
	Duke Energy Florida LLC	3.200%	1/15/27	24,434	23,610
	Duke Energy Ohio Inc.	3.800%	9/1/23	8,274	8,268
	Duke Energy Progress LLC	3.375%	9/1/23	6,965	6,946
	Duke Energy Progress LLC	3.250%	8/15/25	7,423	7,314
	Eastern Energy Gas Holdings LLC	3.550%	11/1/23	7,505	7,469
[1]	Eastern Energy Gas Holdings LLC	2.500%	11/15/24	8,861	8,528
	Eastern Energy Gas Holdings LLC	3.600%	12/15/24	7,314	7,236
	Edison International	3.125%	11/15/22	5,451	5,439
	Edison International	3.550%	11/15/24	15,101	14,770
	Edison International	4.950%	4/15/25	3,802	3,804
	Edison International	5.750%	6/15/27	17,040	17,277
	Emera US Finance LP	3.550%	6/15/26	23,131	22,130
	Enel Americas SA	4.000%	10/25/26	12,489	12,262
	Enel Generacion Chile SA	4.250%	4/15/24	6,960	6,855
	Entergy Arkansas LLC	3.700%	6/1/24	8,135	8,106
	Entergy Arkansas LLC	3.500%	4/1/26	14,758	14,469
	Entergy Corp.	0.900%	9/15/25	18,234	16,379
	Entergy Corp.	2.950%	9/1/26	31,571	29,702
	Entergy Gulf States Louisiana LLC	5.590%	10/1/24	5,353	5,519
	Entergy Louisiana LLC	4.050%	9/1/23	12,424	12,452
	Entergy Louisiana LLC	0.620%	11/17/23	6,333	6,117
	Entergy Louisiana LLC	0.950%	10/1/24	15,230	14,326
	Entergy Louisiana LLC	5.400%	11/1/24	8,488	8,730
	Entergy Louisiana LLC	2.400%	10/1/26	12,778	11,821
	Evergy Inc.	2.450%	9/15/24	21,483	20,707
	Evergy Kansas Central Inc.	2.550%	7/1/26	14,885	14,000
	Evergy Kansas Central Inc.	3.100%	4/1/27	5,157	4,895
	Evergy Metro Inc.	3.650%	8/15/25	1,917	1,887
[1]	Eversource Energy	3.800%	12/1/23	11,809	11,757
[1]	Eversource Energy	2.900%	10/1/24	11,035	10,734
[1]	Eversource Energy	3.150%	1/15/25	2,961	2,874
[1]	Eversource Energy	0.800%	8/15/25	7,973	7,205
[1]	Eversource Energy	1.400%	8/15/26	4,858	4,322
	Eversource Energy	2.900%	3/1/27	12,512	11,740
	Eversource Energy	4.600%	7/1/27	2,280	2,285
[1]	Exelon Corp.	3.950%	6/15/25	18,010	17,869
	Exelon Corp.	3.400%	4/15/26	21,761	21,081
[2]	Exelon Corp.	2.750%	3/15/27	14,866	13,913
	Florida Power & Light Co.	2.750%	6/1/23	5,118	5,092
	Florida Power & Light Co.	3.250%	6/1/24	15,829	15,711
	Florida Power & Light Co.	2.850%	4/1/25	27,689	27,080
	Florida Power & Light Co.	3.125%	12/1/25	15,898	15,676
	Fortis Inc.	3.055%	10/4/26	23,834	22,312
[1]	Georgia Power Co.	2.200%	9/15/24	10,840	10,479
	Georgia Power Co.	3.250%	4/1/26	9,065	8,728
	Georgia Power Co.	3.250%	3/30/27	11,548	10,895
[1]	Gulf Power Co.	3.300%	5/30/27	9,193	8,848
	Iberdrola International BV	5.810%	3/15/25	4,901	5,107
	Interstate Power & Light Co.	3.250%	12/1/24	11,117	10,906
	IPALCO Enterprises Inc.	3.700%	9/1/24	10,540	10,291
	ITC Holdings Corp.	3.650%	6/15/24	9,399	9,264
	ITC Holdings Corp.	3.250%	6/30/26	9,838	9,376
[1]	Louisville Gas & Electric Co.	3.300%	10/1/25	3,466	3,384
	MidAmerican Energy Co.	3.500%	10/15/24	18,193	18,102
	MidAmerican Energy Co.	3.100%	5/1/27	11,267	10,815
	National Fuel Gas Co.	5.200%	7/15/25	10,017	10,049
	National Fuel Gas Co.	5.500%	1/15/26	15,832	15,989
	National Rural Utilities Cooperative Finance Corp.	3.400%	11/15/23	13,103	13,045
	National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	19,778	19,567
	National Rural Utilities Cooperative Finance Corp.	0.350%	2/8/24	13,363	12,722
[1]	National Rural Utilities Cooperative Finance Corp.	1.000%	10/18/24	530	498
	National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	11,314	11,008

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	National Rural Utilities Cooperative Finance Corp.	3.450%	6/15/25	6,377	6,268
[1]	National Rural Utilities Cooperative Finance Corp.	3.250%	11/1/25	13,797	13,447
	National Rural Utilities Cooperative Finance Corp.	1.000%	6/15/26	9,477	8,487
	National Rural Utilities Cooperative Finance Corp.	3.050%	4/25/27	10,360	9,916
[1]	National Rural Utilities Cooperative Finance Corp.	5.250%	4/20/46	5,350	4,998
	NextEra Energy Capital Holdings Inc.	2.940%	3/21/24	26,070	25,616
	NextEra Energy Capital Holdings Inc.	4.200%	6/20/24	10,095	10,104
	NextEra Energy Capital Holdings Inc.	4.450%	6/20/25	11,575	11,633
	NextEra Energy Capital Holdings Inc.	1.875%	1/15/27	10,602	9,514
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	23,524	22,630
	NextEra Energy Capital Holdings Inc.	4.625%	7/15/27	22,650	22,757
	NextEra Energy Capital Holdings Inc.	3.800%	3/15/82	13,100	11,012
	NiSource Inc.	0.950%	8/15/25	36,057	32,805
	NiSource Inc.	3.490%	5/15/27	19,572	18,733
	Northern States Power Co.	2.600%	5/15/23	13,615	13,494
	NSTAR Electric Co.	3.200%	5/15/27	14,930	14,400
	Oncor Electric Delivery Co. LLC	2.750%	6/1/24	12,515	12,262
	Oncor Electric Delivery Co. LLC	2.950%	4/1/25	6,949	6,756
	Oncor Electric Delivery Co. LLC	0.550%	10/1/25	8,800	7,907
	ONE Gas Inc.	3.610%	2/1/24	17,106	16,958
	ONE Gas Inc.	1.100%	3/11/24	9,000	8,660
	Pacific Gas & Electric Co.	1.700%	11/15/23	12,850	12,419
	Pacific Gas & Electric Co.	3.850%	11/15/23	17,814	17,589
	Pacific Gas & Electric Co.	3.750%	2/15/24	8,033	7,883
	Pacific Gas & Electric Co.	3.250%	2/16/24	500	489
	Pacific Gas & Electric Co.	4.950%	6/8/25	2,425	2,411
	Pacific Gas & Electric Co.	3.500%	6/15/25	16,714	15,827
	Pacific Gas & Electric Co.	3.450%	7/1/25	27,523	26,194
	Pacific Gas & Electric Co.	3.150%	1/1/26	69,002	63,627
	PacifiCorp	3.600%	4/1/24	6,124	6,110
	PECO Energy Co.	3.150%	10/15/25	1,269	1,236
	Pinnacle West Capital Corp.	1.300%	6/15/25	12,064	10,994
	Potomac Electric Power Co.	3.600%	3/15/24	6,506	6,470
	PPL Capital Funding Inc.	3.100%	5/15/26	21,394	20,295
	Public Service Co. of New Hampshire	3.500%	11/1/23	7,978	7,953
[1]	Public Service Electric & Gas Co.	2.375%	5/15/23	10,272	10,165
[1]	Public Service Electric & Gas Co.	3.250%	9/1/23	3,149	3,133
[1]	Public Service Electric & Gas Co.	3.000%	5/15/25	4,136	4,027
[1]	Public Service Electric & Gas Co.	0.950%	3/15/26	7,715	6,949
[1]	Public Service Electric & Gas Co.	2.250%	9/15/26	15,080	14,081
[1]	Public Service Electric & Gas Co.	3.000%	5/15/27	5,741	5,501
	Public Service Enterprise Group Inc.	0.841%	11/8/23	13,849	13,304
	Public Service Enterprise Group Inc.	2.875%	6/15/24	26,613	26,009
	Public Service Enterprise Group Inc.	0.800%	8/15/25	11,267	10,173
	Puget Energy Inc.	3.650%	5/15/25	8,913	8,622
[1]	San Diego Gas & Electric Co.	3.600%	9/1/23	6,289	6,277
	San Diego Gas & Electric Co.	2.500%	5/15/26	8,992	8,485
	Sempra Energy	3.300%	4/1/25	17,851	17,368
	Sempra Energy	3.250%	6/15/27	20,074	18,993
	Sempra Energy	4.125%	4/1/52	20,260	17,142
	Sierra Pacific Power Co.	2.600%	5/1/26	22,805	21,596
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Southern California Edison Co.	3.500%	10/1/23	7,106	7,073
	Southern California Edison Co.	1.100%	4/1/24	18,162	17,285
[1]	Southern California Edison Co.	0.975%	8/1/24	5,307	5,002
[1]	Southern California Edison Co.	3.700%	8/1/25	24,211	23,858
[1]	Southern California Edison Co.	1.200%	2/1/26	20,502	18,488
[1]	Southern California Edison Co.	4.700%	6/1/27	1,100	1,100
	Southern California Gas Co.	3.150%	9/15/24	12,019	11,849
	Southern California Gas Co.	3.200%	6/15/25	4,423	4,315
[1]	Southern California Gas Co.	2.600%	6/15/26	12,842	12,130
	Southern California Gas Co.	2.950%	4/15/27	14,537	13,856
[1]	Southern Co.	0.600%	2/26/24	3,709	3,522
	Southern Co.	4.475%	8/1/24	12,750	12,768
	Southern Co.	3.250%	7/1/26	38,510	36,822
[1]	Southern Co.	4.000%	1/15/51	23,743	22,069
[1]	Southern Co.	3.750%	9/15/51	26,432	22,946
	Southern Co. Gas Capital Corp.	2.450%	10/1/23	7,011	6,893
	Southern Co. Gas Capital Corp.	3.250%	6/15/26	10,519	10,032
	Southern Power Co.	4.150%	12/1/25	21,451	21,308
	Southern Power Co.	0.900%	1/15/26	5,900	5,277
[1]	Southwestern Electric Power Co.	1.650%	3/15/26	27,942	25,332
[1]	Southwestern Electric Power Co.	2.750%	10/1/26	7,694	7,171
	Southwestern Public Service Co.	3.300%	6/15/24	5,093	5,023
	Tampa Electric Co.	3.875%	7/12/24	3,325	3,323
	Tucson Electric Power Co.	3.050%	3/15/25	7,973	7,737
	Union Electric Co.	3.500%	4/15/24	8,283	8,246
	Union Electric Co.	2.950%	6/15/27	8,292	7,869
	Virginia Electric & Power Co.	3.450%	2/15/24	10,276	10,208
[1]	Virginia Electric & Power Co.	3.100%	5/15/25	4,494	4,376
[1]	Virginia Electric & Power Co.	3.150%	1/15/26	26,589	25,808
[1]	Virginia Electric & Power Co.	2.950%	11/15/26	4,824	4,610
[1]	Virginia Electric & Power Co.	3.500%	3/15/27	24,570	23,889
	WEC Energy Group Inc.	0.550%	9/15/23	12,693	12,259
	WEC Energy Group Inc.	0.800%	3/15/24	10,088	9,613
	WEC Energy Group Inc.	3.550%	6/15/25	3,178	3,088
	Wisconsin Electric Power Co.	2.050%	12/15/24	10,252	9,846
	Xcel Energy Inc.	0.500%	10/15/23	12,086	11,649
	Xcel Energy Inc.	3.300%	6/1/25	14,407	14,054
	Xcel Energy Inc.	3.350%	12/1/26	15,342	14,742
	Xcel Energy Inc.	1.750%	3/15/27	3,830	3,428
					2,587,828
Total Corporate Bonds (Cost $53,115,136)					50,060,678
				Shares
Temporary Cash Investments (0.4%)
Money Market Fund (0.4%)
[4]	Vanguard Market Liquidity Fund (Cost $191,240)	2.284%		1,913,033	191,246
Total Investments (99.3%) (Cost $53,331,762)					50,277,313
Other Assets and Liabilities—Net (0.7%)					331,413
Net Assets (100%)					50,608,726
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2022, the aggregate value was $558,282,000, representing 1.1% of net assets.
3	Securities with a value of $3,700,000 have been segregated as initial margin for open futures contracts.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Short-Term Corporate Bond Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	December 2022	1,320	146,283	48

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund
Statement of Assets and Liabilities
As of August 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $53,140,522)	50,086,067
Affiliated Issuers (Cost $191,240)	191,246
Total Investments in Securities	50,277,313
Investment in Vanguard	1,759
Cash	918
Receivables for Investment Securities Sold	727,275
Receivables for Accrued Income	439,854
Receivables for Capital Shares Issued	5,239
Variation Margin Receivable—Futures Contracts	31
Total Assets	51,452,389
Liabilities
Payables for Investment Securities Purchased	832,494
Payables for Capital Shares Redeemed	8,509
Payables for Distributions	1,697
Payables to Vanguard	963
Total Liabilities	843,663
Net Assets	50,608,726
At August 31, 2022, net assets consisted of:

Paid-in Capital	53,780,476
Total Distributable Earnings (Loss)	(3,171,750)
Net Assets	50,608,726

ETF Shares—Net Assets
Applicable to 574,228,155 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	43,722,760
Net Asset Value Per Share—ETF Shares	$76.14

Admiral Shares—Net Assets
Applicable to 224,491,612 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,647,060
Net Asset Value Per Share—Admiral Shares	$20.70

Institutional Shares—Net Assets
Applicable to 88,355,007 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,238,906
Net Asset Value Per Share—Institutional Shares	$25.34

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund
Statement of Operations

Year Ended August 31, 2022
($000)
Investment Income
Income
Interest [1]	834,148
Total Income	834,148
Expenses
The Vanguard Group—Note B
Investment Advisory Services	925
Management and Administrative—ETF Shares	12,701
Management and Administrative—Admiral Shares	3,104
Management and Administrative—Institutional Shares	969
Marketing and Distribution—ETF Shares	2,233
Marketing and Distribution—Admiral Shares	272
Marketing and Distribution—Institutional Shares	93
Custodian Fees	117
Auditing Fees	52
Shareholders’ Reports—ETF Shares	786
Shareholders’ Reports—Admiral Shares	62
Shareholders’ Reports—Institutional Shares	1
Trustees’ Fees and Expenses	19
Other Expenses	19
Total Expenses	21,353
Expenses Paid Indirectly	(43)
Net Expenses	21,310
Net Investment Income	812,838
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	(165,095)
Futures Contracts	(4,918)
Realized Net Gain (Loss)	(170,013)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(3,794,937)
Futures Contracts	(99)
Change in Unrealized Appreciation (Depreciation)	(3,795,036)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,152,211)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $879,000, ($79,000), $16,000, and $6,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes ($2,526,000) of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	812,838	765,496
Realized Net Gain (Loss)	(170,013)	444,696
Change in Unrealized Appreciation (Depreciation)	(3,795,036)	(584,977)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,152,211)	625,215
Distributions
ETF Shares	(762,716)	(645,913)
Admiral Shares	(93,551)	(85,363)
Institutional Shares	(41,778)	(33,937)
Total Distributions	(898,045)	(765,213)
Capital Share Transactions
ETF Shares	5,597,297	9,889,691
Admiral Shares	(365,977)	746,963
Institutional Shares	166,453	603,699
Net Increase (Decrease) from Capital Share Transactions	5,397,773	11,240,353
Total Increase (Decrease)	1,347,517	11,100,355
Net Assets
Beginning of Period	49,261,209	38,160,854
End of Period	50,608,726	49,261,209

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$82.67	$82.95	$81.18	$78.32	$80.25
Investment Operations
Net Investment Income[1]	1.319	1.433	2.127	2.311	1.950
Net Realized and Unrealized Gain (Loss) on Investments	(6.388)	(.250)	1.815	2.826	(1.953)
Total from Investment Operations	(5.069)	1.183	3.942	5.137	(.003)
Distributions
Dividends from Net Investment Income	(1.279)	(1.463)	(2.172)	(2.277)	(1.927)
Distributions from Realized Capital Gains	(.182)	—	—	—	—
Total Distributions	(1.461)	(1.463)	(2.172)	(2.277)	(1.927)
Net Asset Value, End of Period	$76.14	$82.67	$82.95	$81.18	$78.32
Total Return	-6.19%	1.44%	4.95%	6.68%	0.01%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$43,723	$41,569	$31,797	$24,537	$21,511
Ratio of Total Expenses to Average Net Assets	0.04% [2]	0.04%	0.05%	0.05%	0.07%
Ratio of Net Investment Income to Average Net Assets	1.67%	1.73%	2.62%	2.92%	2.48%
Portfolio Turnover Rate[3]	50%	42%	56%	51%	56%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.04%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$22.49	$22.55	$22.06	$21.28	$21.81
Investment Operations
Net Investment Income[1]	.351	.385	.578	.625	.532
Net Realized and Unrealized Gain (Loss) on Investments	(1.741)	(.063)	.485	.777	(.531)
Total from Investment Operations	(1.390)	.322	1.063	1.402	.001
Distributions
Dividends from Net Investment Income	(.350)	(.382)	(.573)	(.622)	(.531)
Distributions from Realized Capital Gains	(.050)	—	—	—	—
Total Distributions	(.400)	(.382)	(.573)	(.622)	(.531)
Net Asset Value, End of Period	$20.70	$22.49	$22.55	$22.06	$21.28
Total Return[2]	-6.24%	1.44%	4.90%	6.70%	0.02%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,647	$5,435	$4,703	$4,312	$3,533
Ratio of Total Expenses to Average Net Assets	0.07% [3]	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	1.63%	1.71%	2.61%	2.90%	2.48%
Portfolio Turnover Rate[4]	50%	42%	56%	51%	56%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.07%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$27.53	$27.61	$27.00	$26.06	$26.70
Investment Operations
Net Investment Income[1]	.436	.473	.713	.768	.656
Net Realized and Unrealized Gain (Loss) on Investments	(2.131)	(.080)	.604	.939	(.641)
Total from Investment Operations	(1.695)	.393	1.317	1.707	.015
Distributions
Dividends from Net Investment Income	(.434)	(.473)	(.707)	(.767)	(.655)
Distributions from Realized Capital Gains	(.061)	—	—	—	—
Total Distributions	(.495)	(.473)	(.707)	(.767)	(.655)
Net Asset Value, End of Period	$25.34	$27.53	$27.61	$27.00	$26.06
Total Return	-6.21%	1.44%	4.96%	6.66%	0.07%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,239	$2,258	$1,661	$1,633	$1,706
Ratio of Total Expenses to Average Net Assets	0.05% [2]	0.05%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	1.65%	1.72%	2.63%	2.92%	2.50%
Portfolio Turnover Rate[3]	50%	42%	56%	51%	56%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.05%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund
Notes to Financial Statements
Vanguard Short-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2022, the fund’s average investments in long and short futures contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes

Short-Term Corporate Bond Index Fund
and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2022, the fund had contributed to Vanguard capital in the amount of $1,759,000, representing less than 0.01% of the fund’s net assets and 0.70% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2022, custodian fee offset arrangements reduced the fund’s expenses by $43,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Short-Term Corporate Bond Index Fund
The following table summarizes the market value of the fund's investments and derivatives as of August 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	25,389	—	25,389
Corporate Bonds	—	50,060,678	—	50,060,678
Temporary Cash Investments	191,246	—	—	191,246
Total	191,246	50,086,067	—	50,277,313

Derivative Financial Instruments
Assets
Futures Contracts[1]	48	—	—	48
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	(2,552)
Total Distributable Earnings (Loss)	2,552
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the inclusion of payables for distributions; and the deferral of qualified late-year losses. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	80,954
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	—
Qualified Late-Year Losses	(193,347)
Net Unrealized Gains (Losses)	(3,057,660)
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	787,576	765,213
Long-Term Capital Gains	110,469	—
Total	898,045	765,213
*	Includes short-term capital gains, if any.

Short-Term Corporate Bond Index Fund
As of August 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	53,334,973
Gross Unrealized Appreciation	4,778
Gross Unrealized Depreciation	(3,062,438)
Net Unrealized Appreciation (Depreciation)	(3,057,660)
F.	During the year ended August 31, 2022, the fund purchased $32,659,518,000 of investment securities and sold $26,887,903,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $8,195,569,000 and $8,189,553,000, respectively. Purchases and sales include $16,360,551,000 and $10,906,384,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2022, such purchases were $8,690,354,000 and sales were $587,110,000, resulting in net realized loss of $18,989,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	16,731,847	212,128	15,422,692	186,381
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(11,134,550)	(140,700)	(5,533,001)	(66,900)
Net Increase (Decrease)—ETF Shares	5,597,297	71,428	9,889,691	119,481
Admiral Shares
Issued	1,793,345	83,336	2,599,871	115,389
Issued in Lieu of Cash Distributions	75,187	3,492	66,646	2,960
Redeemed	(2,234,509)	(104,008)	(1,919,554)	(85,219)
Net Increase (Decrease)—Admiral Shares	(365,977)	(17,180)	746,963	33,130
Institutional Shares
Issued	623,048	23,568	991,645	35,943
Issued in Lieu of Cash Distributions	39,344	1,494	30,224	1,097
Redeemed	(495,939)	(18,721)	(418,170)	(15,180)
Net Increase (Decrease)—Institutional Shares	166,453	6,341	603,699	21,860
H.	Management has determined that no events or transactions occurred subsequent to August 31, 2022, that would require recognition or disclosure in these financial statements.

Intermediate-Term Corporate Bond Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2012, Through August 31, 2022
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Intermediate-Term Corporate Bond Index Fund ETF Shares Net Asset Value	-13.86%	1.11%	2.47%	$ 12,769
Intermediate-Term Corporate Bond Index Fund ETF Shares Market Price	-14.11	1.01	2.40	12,671
Bloomberg U.S. 5–10 Year Corporate Bond Index	-13.83	1.19	2.57	12,892
Bloomberg U.S. Aggregate Float Adjusted Index	-11.65	0.54	1.36	11,452
Bloomberg U.S. 5–10 Year Corporate Bond Index: Includes U.S. dollar-denominated, investment-grade securities issued by industrial, utility, and financial companies, with maturities between 5 and 10 years.
Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases of fund shares. The fee does not apply to the ETF Shares.
See Financial Highlights for dividend and capital gains information.

Intermediate-Term Corporate Bond Index Fund
		Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Intermediate-Term Corporate Bond Index Fund Admiral Shares	-14.12%	1.04%	2.45%	$12,734
Bloomberg U.S. 5–10 Year Corporate Bond Index	-13.83	1.19	2.57	12,892
Bloomberg U.S. Aggregate Float Adjusted Index	-11.65	0.54	1.36	11,452

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Intermediate-Term Corporate Bond Index Fund Institutional Shares	-14.08%	1.06%	2.47%	$6,379,253
Bloomberg U.S. 5–10 Year Corporate Bond Index	-13.83	1.19	2.57	6,445,989
Bloomberg U.S. Aggregate Float Adjusted Index	-11.65	0.54	1.36	5,725,801
Cumulative Returns of ETF Shares: August 31, 2012, Through August 31, 2022
	One Year	Five Years	Ten Years
Intermediate-Term Corporate Bond Index Fund ETF Shares Market Price	-14.11%	5.14%	26.71%
Intermediate-Term Corporate Bond Index Fund ETF Shares Net Asset Value	-13.86	5.66	27.69
Bloomberg U.S. 5–10 Year Corporate Bond Index	-13.83	6.07	28.92
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases of fund shares. The fee does not apply to the ETF Shares.

Intermediate-Term Corporate Bond Index Fund
Fund Allocation
As of August 31, 2022
Corporate Bonds – Communications	8.7%
Corporate Bonds – Consumer Discretionary	6.1
Corporate Bonds – Consumer Staples	6.6
Corporate Bonds – Energy	6.2
Corporate Bonds – Financials	30.6
Corporate Bonds – Health Care	8.4
Corporate Bonds – Industrials	6.9
Corporate Bonds – Materials	3.1
Corporate Bonds – Real Estate	6.8
Corporate Bonds – Technology	8.5
Corporate Bonds – Utilities	7.5
U.S. Government and Agency Obligations	0.6
The table reflects the fund's investments, except for short-term investments and derivatives.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

Intermediate-Term Corporate Bond Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (0.6%)
U.S. Government Securities (0.6%)
	United States Treasury Note/Bond	2.750%	7/31/27	66,880	65,083
	United States Treasury Note/Bond	3.125%	8/31/27	8,620	8,543
	United States Treasury Note/Bond	2.750%	8/15/32	175,639	169,491
Total U.S. Government and Agency Obligations (Cost $243,862)					243,117
Corporate Bonds (98.1%)
Communications (8.6%)
	Activision Blizzard Inc.	1.350%	9/15/30	1,207	953
	Alphabet Inc.	1.100%	8/15/30	56,932	46,442
	America Movil SAB de CV	3.625%	4/22/29	18,774	17,754
	America Movil SAB de CV	2.875%	5/7/30	28,128	24,904
	America Movil SAB de CV	4.700%	7/21/32	17,566	17,542
	AT&T Inc.	1.650%	2/1/28	43,083	37,015
[1]	AT&T Inc.	4.100%	2/15/28	48,105	46,858
	AT&T Inc.	4.350%	3/1/29	85,557	83,377
[1]	AT&T Inc.	4.300%	2/15/30	82,399	79,243
	AT&T Inc.	2.750%	6/1/31	76,009	65,026
	AT&T Inc.	2.250%	2/1/32	54,041	43,735
	Baidu Inc.	4.375%	3/29/28	3,645	3,544
	Baidu Inc.	4.875%	11/14/28	18,545	18,466
	Baidu Inc.	3.425%	4/7/30	10,434	9,445
	Baidu Inc.	2.375%	10/9/30	7,500	6,254
	Baidu Inc.	2.375%	8/23/31	17,655	14,511
	Booking Holdings Inc.	3.550%	3/15/28	17,436	16,775
	Booking Holdings Inc.	4.625%	4/13/30	35,104	35,264
	British Telecommunications plc	5.125%	12/4/28	4,293	4,223
	British Telecommunications plc	9.625%	12/15/30	61,922	76,195
	Charter Communications Operating LLC	3.750%	2/15/28	40,397	37,374
	Charter Communications Operating LLC	4.200%	3/15/28	45,500	42,911
	Charter Communications Operating LLC	2.250%	1/15/29	30,970	25,391
	Charter Communications Operating LLC	5.050%	3/30/29	37,581	36,079
	Charter Communications Operating LLC	2.800%	4/1/31	42,917	34,774
	Charter Communications Operating LLC	2.300%	2/1/32	15,822	12,025
	Comcast Corp.	3.150%	2/15/28	40,560	38,500
	Comcast Corp.	3.550%	5/1/28	17,844	17,209
	Comcast Corp.	4.150%	10/15/28	100,543	99,705
	Comcast Corp.	2.650%	2/1/30	44,427	39,350
	Comcast Corp.	3.400%	4/1/30	45,034	42,006
	Comcast Corp.	4.250%	10/15/30	41,616	41,083
	Comcast Corp.	1.950%	1/15/31	34,892	28,897
	Comcast Corp.	1.500%	2/15/31	47,366	37,979
	Deutsche Telekom International Finance BV	8.750%	6/15/30	96,740	119,081
	Deutsche Telekom International Finance BV	9.250%	6/1/32	11,457	15,107
	Discovery Communications LLC	3.950%	3/20/28	45,777	42,032
	Discovery Communications LLC	4.125%	5/15/29	28,037	25,566
	Discovery Communications LLC	3.625%	5/15/30	29,436	25,688
	Electronic Arts Inc.	1.850%	2/15/31	15,665	12,817
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Expedia Group Inc.	4.625%	8/1/27	8,880	8,661
	Expedia Group Inc.	3.800%	2/15/28	22,550	20,986
	Expedia Group Inc.	3.250%	2/15/30	25,425	22,003
	Expedia Group Inc.	2.950%	3/15/31	28,802	23,824
	Fox Corp.	4.709%	1/25/29	59,351	58,746
	Fox Corp.	3.500%	4/8/30	15,056	13,663
	Grupo Televisa SAB	8.500%	3/11/32	4,550	5,562
	Interpublic Group of Cos. Inc.	4.650%	10/1/28	6,925	6,735
	Interpublic Group of Cos. Inc.	4.750%	3/30/30	14,773	14,192
	Interpublic Group of Cos. Inc.	2.400%	3/1/31	13,530	10,781
	Koninklijke KPN NV	8.375%	10/1/30	15,414	17,882
[2]	Magallanes Inc.	4.054%	3/15/29	43,886	39,863
[2]	Magallanes Inc.	4.279%	3/15/32	135,756	117,925
[2]	Meta Platforms Inc.	3.850%	8/15/32	43,000	40,435
	Omnicom Group Inc.	2.450%	4/30/30	15,290	12,828
	Omnicom Group Inc.	4.200%	6/1/30	17,158	16,314
	Omnicom Group Inc.	2.600%	8/1/31	14,926	12,464
	Orange SA	9.000%	3/1/31	60,608	77,450
	Paramount Global	3.375%	2/15/28	13,169	12,298
	Paramount Global	3.700%	6/1/28	17,796	16,797
	Paramount Global	4.200%	6/1/29	13,386	12,674
	Paramount Global	7.875%	7/30/30	13,931	15,635
	Paramount Global	4.950%	1/15/31	41,822	39,683
	Paramount Global	4.200%	5/19/32	31,732	27,920
[2]	Rogers Communications Inc.	3.800%	3/15/32	47,751	43,471
	Sprint Capital Corp.	8.750%	3/15/32	500	603
	Take-Two Interactive Software Inc.	4.000%	4/14/32	9,816	9,051
	TCI Communications Inc.	7.125%	2/15/28	2,300	2,593
	Telefonica Europe BV	8.250%	9/15/30	34,069	39,821
	TELUS Corp.	3.700%	9/15/27	1,956	1,905
	TELUS Corp.	3.400%	5/13/32	22,456	19,964
	Tencent Music Entertainment Group	2.000%	9/3/30	9,390	7,093
	T-Mobile USA Inc.	4.750%	2/1/28	31,990	31,265
	T-Mobile USA Inc.	2.050%	2/15/28	52,132	45,285
	T-Mobile USA Inc.	2.625%	2/15/29	26,775	22,982
	T-Mobile USA Inc.	2.400%	3/15/29	10,365	8,895
	T-Mobile USA Inc.	3.375%	4/15/29	46,210	41,593
	T-Mobile USA Inc.	3.875%	4/15/30	185,754	171,702
	T-Mobile USA Inc.	2.550%	2/15/31	73,019	60,834
	T-Mobile USA Inc.	2.875%	2/15/31	32,395	27,389
	T-Mobile USA Inc.	3.500%	4/15/31	71,248	63,090
	T-Mobile USA Inc.	2.250%	11/15/31	10,444	8,403
	T-Mobile USA Inc.	2.700%	3/15/32	34,185	28,472
[1]	TWDC Enterprises 18 Corp.	7.000%	3/1/32	2,168	2,558
	VeriSign Inc.	2.700%	6/15/31	21,729	17,869
	Verizon Communications Inc.	2.100%	3/22/28	70,199	62,093
	Verizon Communications Inc.	4.329%	9/21/28	106,927	105,480
	Verizon Communications Inc.	3.875%	2/8/29	18,586	17,860
	Verizon Communications Inc.	4.016%	12/3/29	96,861	92,920
	Verizon Communications Inc.	3.150%	3/22/30	45,205	40,576
	Verizon Communications Inc.	1.500%	9/18/30	27,003	21,484
	Verizon Communications Inc.	1.680%	10/30/30	42,386	33,701
	Verizon Communications Inc.	7.750%	12/1/30	3,157	3,749
	Verizon Communications Inc.	1.750%	1/20/31	66,101	52,579
	Verizon Communications Inc.	2.550%	3/21/31	129,479	109,508

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Verizon Communications Inc.	2.355%	3/15/32	133,675	109,624
	Vodafone Group plc	4.375%	5/30/28	85,830	84,817
	Vodafone Group plc	7.875%	2/15/30	11,088	12,870
	Walt Disney Co.	2.200%	1/13/28	33,786	30,743
	Walt Disney Co.	2.000%	9/1/29	50,929	44,054
	Walt Disney Co.	3.800%	3/22/30	31,090	30,044
	Walt Disney Co.	2.650%	1/13/31	63,991	56,741
	Weibo Corp.	3.375%	7/8/30	15,640	12,384
	WPP Finance 2010	3.750%	9/19/24	1	—
					3,642,486
Consumer Discretionary (6.0%)
	Advance Auto Parts Inc.	1.750%	10/1/27	6,125	5,222
	Advance Auto Parts Inc.	3.900%	4/15/30	16,682	15,082
	Advance Auto Parts Inc.	3.500%	3/15/32	7,695	6,537
	Alibaba Group Holding Ltd.	3.400%	12/6/27	62,446	58,971
	Alibaba Group Holding Ltd.	2.125%	2/9/31	38,198	31,745
	Amazon.com Inc.	1.650%	5/12/28	61,425	54,465
	Amazon.com Inc.	3.450%	4/13/29	26,380	25,500
	Amazon.com Inc.	1.500%	6/3/30	45,840	38,068
	Amazon.com Inc.	2.100%	5/12/31	90,236	77,459
	Amazon.com Inc.	3.600%	4/13/32	64,154	61,643
[1]	American Honda Finance Corp.	2.000%	3/24/28	26,115	23,196
[1]	American Honda Finance Corp.	2.250%	1/12/29	11,590	10,191
[1]	American Honda Finance Corp.	1.800%	1/13/31	11,672	9,593
	Aptiv plc	4.350%	3/15/29	5,799	5,438
	Aptiv plc	3.250%	3/1/32	19,450	16,403
	AutoNation Inc.	3.800%	11/15/27	9,888	9,100
	AutoNation Inc.	4.750%	6/1/30	13,267	12,427
	AutoNation Inc.	2.400%	8/1/31	17,035	13,065
	AutoNation Inc.	3.850%	3/1/32	17,260	14,834
	AutoZone Inc.	3.750%	4/18/29	24,657	23,240
	AutoZone Inc.	4.000%	4/15/30	13,095	12,435
	AutoZone Inc.	1.650%	1/15/31	15,655	12,319
	AutoZone Inc.	4.750%	8/1/32	12,000	11,898
	Best Buy Co. Inc.	4.450%	10/1/28	17,699	17,370
	Best Buy Co. Inc.	1.950%	10/1/30	9,181	7,347
	Block Financial LLC	2.500%	7/15/28	10,256	8,906
	Block Financial LLC	3.875%	8/15/30	17,506	15,891
	BorgWarner Inc.	3.375%	3/15/25	1	1
	BorgWarner Inc.	2.650%	7/1/27	1	—
	Brunswick Corp.	2.400%	8/18/31	13,810	10,229
	Choice Hotels International Inc.	3.700%	12/1/29	7,991	7,084
	Choice Hotels International Inc.	3.700%	1/15/31	12,359	10,779
	Dick's Sporting Goods Inc.	3.150%	1/15/32	16,982	13,428
	DR Horton Inc.	1.400%	10/15/27	8,104	6,793
	eBay Inc.	2.700%	3/11/30	24,288	20,956
	eBay Inc.	2.600%	5/10/31	12,686	10,529
[1]	Emory University	2.143%	9/1/30	10,295	8,917
	Fortune Brands Home & Security Inc.	3.250%	9/15/29	18,245	15,926
	Fortune Brands Home & Security Inc.	4.000%	3/25/32	10,370	9,190
	General Motors Co.	4.200%	10/1/27	18,904	18,161
	General Motors Co.	6.800%	10/1/27	26,776	28,414
	General Motors Co.	5.000%	10/1/28	25,238	24,495
	General Motors Co.	5.400%	10/15/29	13,035	12,714
	General Motors Co.	5.600%	10/15/32	5,000	4,793
	General Motors Financial Co. Inc.	2.700%	8/20/27	9,809	8,719
	General Motors Financial Co. Inc.	3.850%	1/5/28	13,093	12,029
	General Motors Financial Co. Inc.	2.400%	4/10/28	24,847	21,040
	General Motors Financial Co. Inc.	2.400%	10/15/28	29,014	24,158
	General Motors Financial Co. Inc.	5.650%	1/17/29	15,800	15,733
	General Motors Financial Co. Inc.	4.300%	4/6/29	28,152	25,988
	General Motors Financial Co. Inc.	3.600%	6/21/30	25,400	21,964
	General Motors Financial Co. Inc.	2.350%	1/8/31	16,842	13,053
	General Motors Financial Co. Inc.	2.700%	6/10/31	24,070	19,056
	General Motors Financial Co. Inc.	3.100%	1/12/32	44,425	35,930
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Genuine Parts Co.	1.875%	11/1/30	14,658	11,593
	Genuine Parts Co.	2.750%	2/1/32	11,255	9,340
	Hasbro Inc.	3.500%	9/15/27	8,204	7,731
	Hasbro Inc.	3.900%	11/19/29	26,831	24,688
	Home Depot Inc.	2.800%	9/14/27	34,115	32,409
	Home Depot Inc.	0.900%	3/15/28	16,469	14,020
	Home Depot Inc.	1.500%	9/15/28	18,610	16,185
	Home Depot Inc.	3.900%	12/6/28	15,686	15,543
	Home Depot Inc.	2.950%	6/15/29	35,647	33,151
	Home Depot Inc.	2.700%	4/15/30	29,251	26,369
	Home Depot Inc.	1.375%	3/15/31	36,078	28,945
	Home Depot Inc.	1.875%	9/15/31	34,774	28,732
	Home Depot Inc.	3.250%	4/15/32	48,817	45,136
	Honda Motor Co. Ltd.	2.967%	3/10/32	23,771	21,381
	Hyatt Hotels Corp.	4.375%	9/15/28	11,707	11,079
	Hyatt Hotels Corp.	6.000%	4/23/30	11,260	11,472
	JD.com Inc.	3.375%	1/14/30	15,268	13,949
	Kohl's Corp.	3.375%	5/1/31	10,129	7,279
	Lear Corp.	3.800%	9/15/27	5,000	4,715
	Lear Corp.	4.250%	5/15/29	11,054	10,137
	Lear Corp.	3.500%	5/30/30	13,375	11,635
	Lear Corp.	2.600%	1/15/32	5,580	4,327
	Leggett & Platt Inc.	3.500%	11/15/27	9,717	9,038
	Leggett & Platt Inc.	4.400%	3/15/29	16,196	15,683
	Lennar Corp.	4.750%	11/29/27	28,340	27,678
	Lowe's Cos. Inc.	1.300%	4/15/28	28,401	24,103
	Lowe's Cos. Inc.	1.700%	9/15/28	26,135	22,441
	Lowe's Cos. Inc.	6.500%	3/15/29	1,885	2,072
	Lowe's Cos. Inc.	3.650%	4/5/29	39,271	37,155
	Lowe's Cos. Inc.	4.500%	4/15/30	30,805	30,497
	Lowe's Cos. Inc.	1.700%	10/15/30	34,252	27,466
	Lowe's Cos. Inc.	2.625%	4/1/31	44,687	38,320
	Lowe's Cos. Inc.	3.750%	4/1/32	48,928	45,248
	Magna International Inc.	2.450%	6/15/30	16,141	13,786
[1]	Marriott International Inc.	4.000%	4/15/28	11,465	10,887
[1]	Marriott International Inc.	4.650%	12/1/28	7,077	6,931
[1]	Marriott International Inc.	4.625%	6/15/30	28,079	26,812
[1]	Marriott International Inc.	2.850%	4/15/31	28,395	23,635
	Masco Corp.	3.500%	11/15/27	8,020	7,473
	Masco Corp.	1.500%	2/15/28	8,311	7,002
	Masco Corp.	2.000%	10/1/30	9,003	7,138
	Masco Corp.	2.000%	2/15/31	14,423	11,509
[1]	McDonald's Corp.	3.500%	7/1/27	361	350
[1]	McDonald's Corp.	3.800%	4/1/28	31,467	30,868
[1]	McDonald's Corp.	2.625%	9/1/29	32,833	29,521
[1]	McDonald's Corp.	2.125%	3/1/30	16,540	14,209
[1]	McDonald's Corp.	3.600%	7/1/30	20,010	18,997
	MDC Holdings Inc.	2.500%	1/15/31	17,209	12,365
[2]	Mercedes-Benz Finance North America LLC	3.100%	8/15/29	14,387	13,062
	Mercedes-Benz Finance North America LLC	8.500%	1/18/31	26,290	33,233
[2]	Mercedes-Benz Finance North America LLC	2.450%	3/2/31	7,045	5,958
	Mohawk Industries Inc.	3.625%	5/15/30	12,280	10,931
	NIKE Inc.	2.850%	3/27/30	34,567	31,725
	NVR Inc.	3.000%	5/15/30	23,832	20,369
	O'Reilly Automotive Inc.	3.600%	9/1/27	15,845	15,265
	O'Reilly Automotive Inc.	4.350%	6/1/28	18,505	18,298
	O'Reilly Automotive Inc.	3.900%	6/1/29	9,735	9,219
	O'Reilly Automotive Inc.	4.200%	4/1/30	12,544	12,061
	O'Reilly Automotive Inc.	1.750%	3/15/31	4,473	3,555
	O'Reilly Automotive Inc.	4.700%	6/15/32	25,245	24,997
	Owens Corning	3.950%	8/15/29	10,526	9,869
	Owens Corning	3.875%	6/1/30	8,496	7,737
	PulteGroup Inc.	7.875%	6/15/32	4,079	4,549
	Ralph Lauren Corp.	2.950%	6/15/30	15,047	13,405

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Ross Stores Inc.	1.875%	4/15/31	12,925	10,274
	Stanley Black & Decker Inc.	4.250%	11/15/28	14,903	14,751
	Stanley Black & Decker Inc.	2.300%	3/15/30	13,599	11,630
	Starbucks Corp.	3.500%	3/1/28	15,678	15,087
	Starbucks Corp.	4.000%	11/15/28	18,348	18,007
	Starbucks Corp.	3.550%	8/15/29	16,086	15,149
	Starbucks Corp.	2.250%	3/12/30	17,988	15,285
	Starbucks Corp.	2.550%	11/15/30	42,024	36,019
	Starbucks Corp.	3.000%	2/14/32	20,856	18,245
	Tapestry Inc.	4.125%	7/15/27	3,395	3,246
	Tapestry Inc.	3.050%	3/15/32	11,200	8,930
	TJX Cos. Inc.	1.150%	5/15/28	5,562	4,742
	TJX Cos. Inc.	3.875%	4/15/30	14,205	13,809
	TJX Cos. Inc.	1.600%	5/15/31	1,790	1,438
	Toll Brothers Finance Corp.	4.350%	2/15/28	8,640	7,948
	Toll Brothers Finance Corp.	3.800%	11/1/29	10,300	8,760
	Toyota Motor Corp.	3.669%	7/20/28	5,904	5,794
	Toyota Motor Corp.	2.760%	7/2/29	9,000	8,247
	Toyota Motor Corp.	2.362%	3/25/31	9,516	8,328
[1]	Toyota Motor Credit Corp.	3.050%	1/11/28	15,159	14,467
[1]	Toyota Motor Credit Corp.	1.900%	4/6/28	13,318	11,847
	Toyota Motor Credit Corp.	3.650%	1/8/29	12,648	12,247
	Toyota Motor Credit Corp.	4.450%	6/29/29	20,285	20,418
[1]	Toyota Motor Credit Corp.	2.150%	2/13/30	14,291	12,395
[1]	Toyota Motor Credit Corp.	3.375%	4/1/30	25,829	24,380
[1]	Toyota Motor Credit Corp.	1.650%	1/10/31	24,349	19,860
	Toyota Motor Credit Corp.	1.900%	9/12/31	13,330	11,031
[1]	Toyota Motor Credit Corp.	2.400%	1/13/32	10,353	8,863
	Tractor Supply Co.	1.750%	11/1/30	16,388	12,954
	VF Corp.	2.950%	4/23/30	18,678	16,239
	Whirlpool Corp.	4.750%	2/26/29	18,513	18,221
	Whirlpool Corp.	2.400%	5/15/31	6,500	5,340
	Whirlpool Corp.	4.700%	5/14/32	5,992	5,824
[1]	Yale University	1.482%	4/15/30	11,865	9,956
					2,553,388
Consumer Staples (6.5%)
	Ahold Finance USA LLC	6.875%	5/1/29	11,795	12,901
	Altria Group Inc.	4.800%	2/14/29	36,757	35,588
	Altria Group Inc.	3.400%	5/6/30	14,330	12,402
	Altria Group Inc.	2.450%	2/4/32	55,620	42,029
	Anheuser-Busch InBev Worldwide Inc.	4.000%	4/13/28	78,368	77,403
	Anheuser-Busch InBev Worldwide Inc.	4.750%	1/23/29	94,995	96,913
	Anheuser-Busch InBev Worldwide Inc.	3.500%	6/1/30	55,636	52,372
	Anheuser-Busch InBev Worldwide Inc.	4.900%	1/23/31	14,325	14,734
	Archer-Daniels-Midland Co.	3.250%	3/27/30	19,958	18,775
	Archer-Daniels-Midland Co.	2.900%	3/1/32	16,959	15,334
	Avery Dennison Corp.	4.875%	12/6/28	11,982	12,100
	Avery Dennison Corp.	2.650%	4/30/30	20,862	17,584
	Avery Dennison Corp.	2.250%	2/15/32	995	780
	BAT Capital Corp.	2.259%	3/25/28	48,974	41,168
	BAT Capital Corp.	3.462%	9/6/29	7,668	6,611
	BAT Capital Corp.	4.906%	4/2/30	30,039	28,293
	BAT Capital Corp.	2.726%	3/25/31	25,924	20,742
	BAT Capital Corp.	4.742%	3/16/32	24,229	21,806
	BAT International Finance plc	4.448%	3/16/28	25,343	23,991
	Bunge Ltd. Finance Corp.	3.750%	9/25/27	10,910	10,570
	Bunge Ltd. Finance Corp.	2.750%	5/14/31	26,132	21,904
	Campbell Soup Co.	4.150%	3/15/28	30,199	29,657
	Campbell Soup Co.	2.375%	4/24/30	12,591	10,658
	Clorox Co.	3.100%	10/1/27	13,388	12,695
	Clorox Co.	3.900%	5/15/28	8,378	8,236
	Clorox Co.	4.400%	5/1/29	7,733	7,636
	Clorox Co.	1.800%	5/15/30	15,637	12,768
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Clorox Co.	4.600%	5/1/32	17,180	16,998
	Coca-Cola Co.	1.500%	3/5/28	8,592	7,679
	Coca-Cola Co.	1.000%	3/15/28	39,459	34,068
	Coca-Cola Co.	2.125%	9/6/29	16,069	14,320
	Coca-Cola Co.	3.450%	3/25/30	25,166	24,243
	Coca-Cola Co.	1.650%	6/1/30	46,541	39,289
	Coca-Cola Co.	2.000%	3/5/31	25,333	21,698
	Coca-Cola Co.	1.375%	3/15/31	55,314	45,067
	Coca-Cola Co.	2.250%	1/5/32	41,230	35,844
	Coca-Cola Femsa SAB de CV	2.750%	1/22/30	28,806	25,929
	Colgate-Palmolive Co.	3.250%	8/15/32	13,300	12,579
	Conagra Brands Inc.	1.375%	11/1/27	20,673	17,300
	Conagra Brands Inc.	7.000%	10/1/28	1,331	1,437
	Conagra Brands Inc.	4.850%	11/1/28	35,605	35,234
	Conagra Brands Inc.	8.250%	9/15/30	2,411	2,803
	Constellation Brands Inc.	3.600%	2/15/28	23,485	22,313
	Constellation Brands Inc.	4.650%	11/15/28	15,521	15,412
	Constellation Brands Inc.	3.150%	8/1/29	26,113	23,482
	Constellation Brands Inc.	2.875%	5/1/30	17,559	15,257
	Constellation Brands Inc.	2.250%	8/1/31	31,508	25,653
	Constellation Brands Inc.	4.750%	5/9/32	21,331	21,014
	Costco Wholesale Corp.	1.600%	4/20/30	51,608	43,565
	Costco Wholesale Corp.	1.750%	4/20/32	30,438	25,053
	Diageo Capital plc	3.875%	5/18/28	8,478	8,426
	Diageo Capital plc	2.375%	10/24/29	23,116	20,503
	Diageo Capital plc	2.000%	4/29/30	23,327	19,973
	Diageo Capital plc	2.125%	4/29/32	18,231	15,158
	Dollar General Corp.	4.125%	5/1/28	8,766	8,623
	Dollar General Corp.	3.500%	4/3/30	31,982	29,500
	Dollar Tree Inc.	4.200%	5/15/28	34,188	33,324
	Dollar Tree Inc.	2.650%	12/1/31	18,757	15,627
	Estee Lauder Cos. Inc.	2.375%	12/1/29	16,573	14,735
	Estee Lauder Cos. Inc.	2.600%	4/15/30	19,059	17,105
	Estee Lauder Cos. Inc.	1.950%	3/15/31	15,620	13,158
	Flowers Foods Inc.	2.400%	3/15/31	13,039	10,823
	General Mills Inc.	4.200%	4/17/28	34,099	33,915
	General Mills Inc.	2.875%	4/15/30	10,979	9,821
	General Mills Inc.	2.250%	10/14/31	12,943	10,720
[2]	GSK Consumer Healthcare Capital US LLC	3.375%	3/24/29	21,225	19,323
[2]	GSK Consumer Healthcare Capital US LLC	3.625%	3/24/32	52,450	46,768
	Hershey Co.	2.450%	11/15/29	5,282	4,718
	Hershey Co.	1.700%	6/1/30	7,208	6,024
	Hormel Foods Corp.	1.700%	6/3/28	11,415	10,148
	Hormel Foods Corp.	1.800%	6/11/30	28,232	23,869
	Ingredion Inc.	2.900%	6/1/30	15,231	13,257
	J M Smucker Co.	3.375%	12/15/27	11,964	11,388
	J M Smucker Co.	2.375%	3/15/30	8,546	7,266
	J M Smucker Co.	2.125%	3/15/32	7,707	6,175
[2]	JBS USA LUX SA	6.500%	4/15/29	1,976	2,029
[2]	JBS USA LUX SA	5.500%	1/15/30	32,500	32,508
[2]	JBS USA LUX SA	3.750%	12/1/31	12,000	10,468
[2]	JBS USA LUX SA	3.625%	1/15/32	19,325	16,731
[2]	JBS USA LUX SA	3.000%	5/15/32	27,000	22,241
	Kellogg Co.	3.400%	11/15/27	19,290	18,348
	Kellogg Co.	4.300%	5/15/28	11,562	11,430
	Kellogg Co.	2.100%	6/1/30	20,454	16,970
[1]	Kellogg Co.	7.450%	4/1/31	7,600	8,731
	Keurig Dr Pepper Inc.	3.430%	6/15/27	5,000	4,779
	Keurig Dr Pepper Inc.	3.950%	4/15/29	34,662	32,984
	Keurig Dr Pepper Inc.	3.200%	5/1/30	24,851	22,314
	Keurig Dr Pepper Inc.	2.250%	3/15/31	9,698	7,980
	Keurig Dr Pepper Inc.	4.050%	4/15/32	36,470	34,009
	Kimberly-Clark Corp.	1.050%	9/15/27	17,797	15,568
	Kimberly-Clark Corp.	3.950%	11/1/28	8,076	8,038
	Kimberly-Clark Corp.	3.200%	4/25/29	7,749	7,307

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Kimberly-Clark Corp.	3.100%	3/26/30	26,650	24,796
	Kimberly-Clark Corp.	2.000%	11/2/31	15,134	12,768
	Kraft Heinz Foods Co.	4.625%	1/30/29	4,250	4,206
	Kraft Heinz Foods Co.	3.750%	4/1/30	33,351	30,819
	Kraft Heinz Foods Co.	4.250%	3/1/31	21,270	20,176
	Kraft Heinz Foods Co.	6.750%	3/15/32	1,105	1,225
	Kroger Co.	4.500%	1/15/29	10,387	10,314
[1]	Kroger Co.	7.700%	6/1/29	1,805	2,071
	Kroger Co.	2.200%	5/1/30	16,344	13,743
	Kroger Co.	1.700%	1/15/31	14,305	11,415
	Kroger Co.	7.500%	4/1/31	2,908	3,442
	McCormick & Co. Inc.	3.400%	8/15/27	9,255	8,889
	McCormick & Co. Inc.	2.500%	4/15/30	14,429	12,441
	McCormick & Co. Inc.	1.850%	2/15/31	7,514	5,982
	Mondelez International Inc.	4.125%	5/7/28	779	773
	Mondelez International Inc.	2.750%	4/13/30	21,690	19,169
	Mondelez International Inc.	1.500%	2/4/31	10,831	8,556
	Mondelez International Inc.	3.000%	3/17/32	20,361	17,850
	PepsiCo Inc.	3.000%	10/15/27	25,704	24,837
	PepsiCo Inc.	3.600%	2/18/28	13,850	13,591
	PepsiCo Inc.	7.000%	3/1/29	9,981	11,652
	PepsiCo Inc.	2.625%	7/29/29	22,645	20,746
	PepsiCo Inc.	2.750%	3/19/30	31,539	28,874
	PepsiCo Inc.	1.625%	5/1/30	44,345	37,428
	PepsiCo Inc.	1.400%	2/25/31	19,437	15,883
	PepsiCo Inc.	1.950%	10/21/31	30,065	25,459
	PepsiCo Inc.	3.900%	7/18/32	27,590	27,026
	Philip Morris International Inc.	3.125%	3/2/28	14,188	13,035
	Philip Morris International Inc.	3.375%	8/15/29	19,332	17,441
	Philip Morris International Inc.	2.100%	5/1/30	24,741	19,924
	Philip Morris International Inc.	1.750%	11/1/30	9,130	7,064
	Procter & Gamble Co.	2.850%	8/11/27	6,082	5,839
	Procter & Gamble Co.	3.000%	3/25/30	42,585	40,173
	Procter & Gamble Co.	1.200%	10/29/30	34,137	27,859
	Procter & Gamble Co.	1.950%	4/23/31	22,140	19,135
	Procter & Gamble Co.	2.300%	2/1/32	7,657	6,788
	Sysco Corp.	3.250%	7/15/27	5,898	5,594
	Sysco Corp.	2.400%	2/15/30	13,375	11,505
	Sysco Corp.	5.950%	4/1/30	26,392	28,096
	Sysco Corp.	2.450%	12/14/31	9,555	7,996
	Target Corp.	3.375%	4/15/29	28,677	27,547
	Target Corp.	2.350%	2/15/30	13,263	11,677
	Target Corp.	2.650%	9/15/30	8,914	7,954
	Tyson Foods Inc.	4.350%	3/1/29	30,568	30,249
	Unilever Capital Corp.	2.900%	5/5/27	23,350	22,323
	Unilever Capital Corp.	3.500%	3/22/28	3,034	2,957
	Unilever Capital Corp.	2.125%	9/6/29	22,434	19,653
	Unilever Capital Corp.	1.375%	9/14/30	12,100	9,766
	Unilever Capital Corp.	1.750%	8/12/31	18,270	14,975
	Walgreens Boots Alliance Inc.	3.200%	4/15/30	8,169	7,285
	Walmart Inc.	3.700%	6/26/28	52,698	51,972
	Walmart Inc.	1.500%	9/22/28	11,430	9,982
	Walmart Inc.	3.250%	7/8/29	27,787	26,670
	Walmart Inc.	2.375%	9/24/29	11,165	10,047
	Walmart Inc.	1.800%	9/22/31	43,719	36,862
					2,789,168
Energy (6.1%)
	Baker Hughes Holdings LLC	3.337%	12/15/27	26,727	25,066
	Baker Hughes Holdings LLC	3.138%	11/7/29	2,775	2,489
	Baker Hughes Holdings LLC	4.486%	5/1/30	16,568	16,175
	Boardwalk Pipelines LP	4.800%	5/3/29	3,764	3,617
	Boardwalk Pipelines LP	3.400%	2/15/31	13,136	11,155
	BP Capital Markets America Inc.	3.937%	9/21/28	30,343	29,676
	BP Capital Markets America Inc.	4.234%	11/6/28	48,156	47,637
	BP Capital Markets America Inc.	3.633%	4/6/30	40,287	38,291
	BP Capital Markets America Inc.	1.749%	8/10/30	22,303	18,486
	BP Capital Markets America Inc.	2.721%	1/12/32	54,952	47,905
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	BP Capital Markets plc	3.279%	9/19/27	38,278	36,682
	BP Capital Markets plc	3.723%	11/28/28	21,333	20,676
	Burlington Resources LLC	7.200%	8/15/31	4,006	4,700
	Burlington Resources LLC	7.400%	12/1/31	4,182	5,028
	Canadian Natural Resources Ltd.	2.950%	7/15/30	12,251	10,683
	Canadian Natural Resources Ltd.	7.200%	1/15/32	9,693	10,858
	Cenovus Energy Inc.	4.400%	4/15/29	23,483	22,697
	Cenovus Energy Inc.	2.650%	1/15/32	8,670	7,127
	Cheniere Corpus Christi Holdings LLC	5.125%	6/30/27	4,226	4,222
	Cheniere Corpus Christi Holdings LLC	3.700%	11/15/29	47,850	44,050
	Chevron Corp.	1.995%	5/11/27	13,391	12,371
	Chevron Corp.	2.236%	5/11/30	37,413	32,821
	Chevron USA Inc.	3.850%	1/15/28	8,027	7,939
	Chevron USA Inc.	3.250%	10/15/29	16,462	15,432
	Conoco Funding Co.	7.250%	10/15/31	6,118	7,202
	ConocoPhillips	4.300%	8/15/28	15,354	15,299
	ConocoPhillips	2.400%	2/15/31	24,057	20,193
	ConocoPhillips Co.	6.950%	4/15/29	32,011	36,593
	Continental Resources Inc.	4.375%	1/15/28	20,608	19,349
[2]	Coterra Energy Inc.	3.900%	5/15/27	3,690	3,523
[2]	Coterra Energy Inc.	4.375%	3/15/29	16,275	15,722
	DCP Midstream Operating LP	5.125%	5/15/29	9,129	8,909
	DCP Midstream Operating LP	3.250%	2/15/32	6,905	5,777
	Devon Energy Corp.	5.250%	10/15/27	13,783	13,799
	Devon Energy Corp.	5.875%	6/15/28	9,818	10,003
	Devon Energy Corp.	4.500%	1/15/30	17,218	16,451
	Devon Energy Corp.	7.875%	9/30/31	12,663	14,675
	Devon Energy Corp.	7.950%	4/15/32	2,955	3,432
	Diamondback Energy Inc.	3.500%	12/1/29	29,754	27,045
	Diamondback Energy Inc.	3.125%	3/24/31	22,122	19,173
	Eastern Gas Transmission & Storage Inc.	3.000%	11/15/29	8,381	7,537
	Enbridge Inc.	1.600%	10/4/26	100	89
	Enbridge Inc.	3.700%	7/15/27	5,235	5,011
	Enbridge Inc.	3.125%	11/15/29	26,212	23,715
	Energy Transfer LP	4.000%	10/1/27	17,007	16,143
	Energy Transfer LP	4.950%	5/15/28	20,435	19,951
	Energy Transfer LP	4.950%	6/15/28	30,883	30,382
	Energy Transfer LP	5.250%	4/15/29	45,043	44,457
	Energy Transfer LP	4.150%	9/15/29	15,829	14,534
	Energy Transfer LP	3.750%	5/15/30	35,627	32,107
	Eni USA Inc.	7.300%	11/15/27	2,678	2,962
	Enterprise Products Operating LLC	4.150%	10/16/28	19,744	19,371
	Enterprise Products Operating LLC	3.125%	7/31/29	42,447	38,506
	Enterprise Products Operating LLC	2.800%	1/31/30	24,534	21,601
[1]	Enterprise Products Operating LLC	5.375%	2/15/78	18,170	15,012
	EOG Resources Inc.	4.375%	4/15/30	24,615	24,682
	EQT Corp.	3.900%	10/1/27	23,655	22,417
	EQT Corp.	5.000%	1/15/29	17,980	17,608
	EQT Corp.	7.000%	2/1/30	26,475	28,347
	Exxon Mobil Corp.	2.440%	8/16/29	30,199	27,238
	Exxon Mobil Corp.	3.482%	3/19/30	52,219	50,023
	Exxon Mobil Corp.	2.610%	10/15/30	61,695	55,319
	Halliburton Co.	2.920%	3/1/30	24,767	21,925
	Helmerich & Payne Inc.	2.900%	9/29/31	14,750	12,472
	Hess Corp.	7.875%	10/1/29	8,717	9,958
	Hess Corp.	7.300%	8/15/31	10,001	11,167
	Hess Corp.	7.125%	3/15/33	3,000	3,333
[2]	HF Sinclair Corp.	4.500%	10/1/30	10,073	9,050
	Kinder Morgan Energy Partners LP	7.400%	3/15/31	4,011	4,415
	Kinder Morgan Energy Partners LP	7.750%	3/15/32	2,586	2,936
	Kinder Morgan Inc.	4.300%	3/1/28	40,048	39,137
	Kinder Morgan Inc.	2.000%	2/15/31	29,407	23,384
[1]	Kinder Morgan Inc.	7.800%	8/1/31	10,968	12,636
[1]	Kinder Morgan Inc.	7.750%	1/15/32	12,760	14,806

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Magellan Midstream Partners LP	3.250%	6/1/30	6,227	5,525
	Marathon Oil Corp.	4.400%	7/15/27	12,150	11,817
	Marathon Oil Corp.	6.800%	3/15/32	13,864	14,821
	Marathon Petroleum Corp.	3.800%	4/1/28	21,376	20,184
	MPLX LP	4.250%	12/1/27	13,029	12,616
	MPLX LP	4.000%	3/15/28	31,761	30,395
	MPLX LP	4.800%	2/15/29	26,631	26,056
	MPLX LP	2.650%	8/15/30	32,596	27,204
	NOV Inc.	3.600%	12/1/29	10,859	9,595
	ONEOK Inc.	4.550%	7/15/28	24,601	23,859
	ONEOK Inc.	4.350%	3/15/29	28,797	27,192
	ONEOK Inc.	3.400%	9/1/29	25,828	22,862
	ONEOK Inc.	3.100%	3/15/30	16,553	14,295
	ONEOK Inc.	6.350%	1/15/31	4,713	4,927
	Ovintiv Inc.	8.125%	9/15/30	3,972	4,416
	Ovintiv Inc.	7.200%	11/1/31	15,549	16,632
	Ovintiv Inc.	7.375%	11/1/31	14,580	15,864
	Phillips 66	3.900%	3/15/28	14,154	13,599
	Phillips 66	2.150%	12/15/30	20,961	17,197
[2]	Phillips 66 Co.	3.750%	3/1/28	14,591	13,749
[2]	Phillips 66 Co.	3.150%	12/15/29	14,782	13,127
	Pioneer Natural Resources Co.	1.900%	8/15/30	31,048	25,326
	Pioneer Natural Resources Co.	2.150%	1/15/31	30,745	25,309
	Plains All American Pipeline LP	3.550%	12/15/29	21,686	19,012
	Plains All American Pipeline LP	3.800%	9/15/30	20,399	18,076
	Sabine Pass Liquefaction LLC	4.200%	3/15/28	50,306	47,984
	Sabine Pass Liquefaction LLC	4.500%	5/15/30	56,710	54,295
	Schlumberger Investment SA	2.650%	6/26/30	31,231	27,566
	Shell International Finance BV	3.875%	11/13/28	34,854	34,174
	Shell International Finance BV	2.375%	11/7/29	38,505	33,984
	Shell International Finance BV	2.750%	4/6/30	45,629	41,082
	Suncor Energy Inc.	7.150%	2/1/32	19,575	21,839
	Targa Resources Corp.	4.200%	2/1/33	9,920	8,918
	Targa Resources Partners LP	5.000%	1/15/28	14,570	14,192
	Targa Resources Partners LP	6.875%	1/15/29	17,500	17,823
	Targa Resources Partners LP	5.500%	3/1/30	23,755	22,992
	Targa Resources Partners LP	4.875%	2/1/31	23,210	21,555
	Targa Resources Partners LP	4.000%	1/15/32	29,918	26,331
	Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	14,532	15,650
	TotalEnergies Capital International SA	3.455%	2/19/29	21,596	20,671
	TotalEnergies Capital International SA	2.829%	1/10/30	28,553	25,883
	TotalEnergies Capital SA	3.883%	10/11/28	24,092	23,624
	TransCanada PipeLines Ltd.	4.250%	5/15/28	21,764	21,234
	TransCanada PipeLines Ltd.	4.100%	4/15/30	39,658	37,686
	TransCanada PipeLines Ltd.	2.500%	10/12/31	43,670	35,974
	Transcontinental Gas Pipe Line Co. LLC	4.000%	3/15/28	8,772	8,430
	Transcontinental Gas Pipe Line Co. LLC	3.250%	5/15/30	19,728	17,616
	Valero Energy Corp.	2.150%	9/15/27	15,051	13,407
	Valero Energy Corp.	4.350%	6/1/28	23,839	23,417
	Valero Energy Corp.	4.000%	4/1/29	24,918	23,863
	Valero Energy Corp.	2.800%	12/1/31	24,400	20,537
	Valero Energy Corp.	7.500%	4/15/32	3,163	3,663
	Valero Energy Partners LP	4.500%	3/15/28	19,236	19,002
	Williams Cos. Inc.	3.500%	11/15/30	34,449	31,018
	Williams Cos. Inc.	2.600%	3/15/31	42,050	35,118
	Williams Cos. Inc.	8.750%	3/15/32	13,135	16,218
	Williams Cos. Inc.	4.650%	8/15/32	11,087	10,692
					2,605,252
Financials (30.2%)
	ACE Capital Trust II	9.700%	4/1/30	3,828	4,912
[1]	Aegon NV	5.500%	4/11/48	17,130	16,383
	AerCap Ireland Capital DAC	4.625%	10/15/27	20,345	19,340
	AerCap Ireland Capital DAC	3.875%	1/23/28	22,729	20,654
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AerCap Ireland Capital DAC	3.000%	10/29/28	99,315	85,120
	AerCap Ireland Capital DAC	3.300%	1/30/32	102,480	82,426
	Affiliated Managers Group Inc.	3.300%	6/15/30	9,483	8,357
	Aflac Inc.	3.600%	4/1/30	44,075	41,938
	Air Lease Corp.	3.625%	12/1/27	5,728	5,208
	Air Lease Corp.	2.100%	9/1/28	17,718	14,553
	Air Lease Corp.	4.625%	10/1/28	7,539	7,103
	Air Lease Corp.	3.250%	10/1/29	13,477	11,558
[1]	Air Lease Corp.	3.000%	2/1/30	19,025	15,970
	Air Lease Corp.	3.125%	12/1/30	15,618	13,010
	Air Lease Corp.	2.875%	1/15/32	13,346	10,728
	Alleghany Corp.	3.625%	5/15/30	13,454	12,638
	Allstate Corp.	1.450%	12/15/30	8,045	6,411
	Ally Financial Inc.	2.200%	11/2/28	16,498	13,620
[1]	Ally Financial Inc.	8.000%	11/1/31	69,385	77,240
	Ally Financial Inc.	8.000%	11/1/31	5,248	5,794
	American Express Co.	4.050%	5/3/29	15,416	14,958
	American Express Co.	4.989%	5/26/33	18,546	18,420
	American Express Co.	4.420%	8/3/33	12,000	11,585
	American Financial Group Inc.	5.250%	4/2/30	7,342	7,359
	American International Group Inc.	4.200%	4/1/28	9,155	8,978
	American International Group Inc.	4.250%	3/15/29	4,961	4,753
	American International Group Inc.	3.400%	6/30/30	25,297	23,192
[1]	American International Group Inc.	5.750%	4/1/48	13,875	13,049
	Ameriprise Financial Inc.	4.500%	5/13/32	17,250	17,205
[1]	Andrew W Mellon Foundation	0.947%	8/1/27	8,190	7,177
	Aon Corp.	4.500%	12/15/28	16,298	16,143
	Aon Corp.	3.750%	5/2/29	13,187	12,506
	Aon Corp.	2.800%	5/15/30	30,290	26,449
	Aon Corp.	2.050%	8/23/31	5,489	4,442
	Aon Corp.	2.600%	12/2/31	11,695	9,840
	Ares Capital Corp.	2.875%	6/15/28	26,151	21,674
	Ares Capital Corp.	3.200%	11/15/31	22,118	17,120
	Arthur J Gallagher & Co.	2.400%	11/9/31	10,615	8,662
	Assurant Inc.	4.900%	3/27/28	8,090	7,992
	Assurant Inc.	3.700%	2/22/30	13,359	11,824
	Assured Guaranty US Holdings Inc.	3.150%	6/15/31	8,614	7,420
	Athene Holding Ltd.	4.125%	1/12/28	30,449	28,611
	Athene Holding Ltd.	6.150%	4/3/30	12,198	12,340
	Athene Holding Ltd.	3.500%	1/15/31	25,452	21,682
	AXA SA	8.600%	12/15/30	31,526	39,140
	AXIS Specialty Finance LLC	3.900%	7/15/29	15,110	13,979
[1]	AXIS Specialty Finance LLC	4.900%	1/15/40	5,236	4,472
	AXIS Specialty Finance plc	4.000%	12/6/27	6,759	6,504
	Banco Santander SA	3.800%	2/23/28	22,884	20,952
	Banco Santander SA	4.379%	4/12/28	31,098	29,340
	Banco Santander SA	3.306%	6/27/29	19,034	17,180
	Banco Santander SA	3.490%	5/28/30	20,554	17,667
	Banco Santander SA	2.749%	12/3/30	51,525	39,846
	Banco Santander SA	2.958%	3/25/31	10,901	8,897
	Banco Santander SA	3.225%	11/22/32	19,155	14,606
[1]	Bank of America Corp.	3.248%	10/21/27	53,425	50,418
[1]	Bank of America Corp.	3.593%	7/21/28	4,840	4,556
[1]	Bank of America Corp.	3.419%	12/20/28	153,413	142,372
[1]	Bank of America Corp.	3.970%	3/5/29	67,356	63,546
[1]	Bank of America Corp.	2.087%	6/14/29	90,320	76,845
[1]	Bank of America Corp.	4.271%	7/23/29	81,730	78,422
[1]	Bank of America Corp.	3.974%	2/7/30	77,827	72,923
[1]	Bank of America Corp.	3.194%	7/23/30	71,640	63,762
[1]	Bank of America Corp.	2.884%	10/22/30	41,361	35,936
[1]	Bank of America Corp.	2.496%	2/13/31	87,626	73,561
[1]	Bank of America Corp.	2.592%	4/29/31	83,242	70,270
[1]	Bank of America Corp.	1.898%	7/23/31	80,621	63,707
[1]	Bank of America Corp.	1.922%	10/24/31	63,619	50,374
[1]	Bank of America Corp.	2.651%	3/11/32	55,055	45,709
	Bank of America Corp.	2.687%	4/22/32	132,958	110,453
	Bank of America Corp.	2.299%	7/21/32	107,461	85,843

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Bank of America Corp.	2.572%	10/20/32	72,779	59,644
	Bank of America Corp.	2.972%	2/4/33	84,233	71,080
	Bank of America Corp.	4.571%	4/27/33	96,270	92,073
	Bank of America Corp.	5.015%	7/22/33	121,284	120,314
	Bank of America Corp.	2.482%	9/21/36	53,775	41,595
	Bank of America Corp.	3.846%	3/8/37	64,153	55,487
[1]	Bank of Montreal	3.803%	12/15/32	20,153	18,396
	Bank of Montreal	3.088%	1/10/37	28,705	23,131
[1]	Bank of New York Mellon Corp.	3.400%	1/29/28	29,486	28,184
[1]	Bank of New York Mellon Corp.	3.442%	2/7/28	1	1
[1]	Bank of New York Mellon Corp.	3.850%	4/28/28	15,115	14,834
[1]	Bank of New York Mellon Corp.	1.650%	7/14/28	10,910	9,433
[1]	Bank of New York Mellon Corp.	3.000%	10/30/28	6,254	5,727
[1]	Bank of New York Mellon Corp.	3.300%	8/23/29	14,303	13,322
	Bank of New York Mellon Corp.	4.596%	7/26/30	12,532	12,532
[1]	Bank of New York Mellon Corp.	1.650%	1/28/31	3,715	3,002
[1]	Bank of New York Mellon Corp.	1.800%	7/28/31	23,030	18,559
	Bank of New York Mellon Corp.	2.500%	1/26/32	13,458	11,388
[1]	Bank of New York Mellon Corp.	4.289%	6/13/33	25,260	24,624
	Bank of Nova Scotia	2.150%	8/1/31	18,030	14,764
	Bank of Nova Scotia	2.450%	2/2/32	10,988	9,137
	Bank of Nova Scotia	4.588%	5/4/37	31,574	28,514
	BankUnited Inc.	5.125%	6/11/30	6,019	5,812
	Barclays plc	4.337%	1/10/28	34,633	32,809
	Barclays plc	4.836%	5/9/28	50,304	47,625
[1]	Barclays plc	4.972%	5/16/29	49,424	47,218
[1]	Barclays plc	5.088%	6/20/30	31,355	29,297
	Barclays plc	2.645%	6/24/31	11,593	9,231
	Barclays plc	2.667%	3/10/32	16,490	12,900
	Barclays plc	2.894%	11/24/32	41,475	32,491
	Barclays plc	5.746%	8/9/33	38,475	37,683
	Barclays plc	3.564%	9/23/35	26,620	21,459
	Berkshire Hathaway Finance Corp.	1.850%	3/12/30	14,567	12,479
	Berkshire Hathaway Finance Corp.	1.450%	10/15/30	17,497	14,280
	Berkshire Hathaway Finance Corp.	2.875%	3/15/32	19,430	17,305
	BlackRock Inc.	3.250%	4/30/29	19,388	18,437
	BlackRock Inc.	2.400%	4/30/30	25,997	22,843
	BlackRock Inc.	1.900%	1/28/31	34,195	28,483
	BlackRock Inc.	2.100%	2/25/32	15,911	13,208
	Blackstone Private Credit Fund	4.000%	1/15/29	16,210	13,983
	Blackstone Secured Lending Fund	2.850%	9/30/28	17,240	13,709
[2]	BPCE SA	3.250%	1/11/28	695	636
	Brighthouse Financial Inc.	5.625%	5/15/30	21,561	21,351
	Brookfield Finance I UK plc	2.340%	1/30/32	3,780	3,026
	Brookfield Finance Inc.	3.900%	1/25/28	21,642	20,391
	Brookfield Finance Inc.	4.850%	3/29/29	26,688	26,172
	Brookfield Finance Inc.	4.350%	4/15/30	26,302	24,835
	Brookfield Finance Inc.	2.724%	4/15/31	13,732	11,589
	Brown & Brown Inc.	4.500%	3/15/29	9,314	9,057
	Brown & Brown Inc.	2.375%	3/15/31	8,002	6,347
	Brown & Brown Inc.	4.200%	3/17/32	21,110	19,274
	Canadian Imperial Bank of Commerce	3.600%	4/7/32	35,963	32,832
	Capital One Financial Corp.	3.800%	1/31/28	48,329	45,774
	Capital One Financial Corp.	3.273%	3/1/30	15,328	13,479
	Capital One Financial Corp.	5.247%	7/26/30	20,670	20,387
	Capital One Financial Corp.	2.359%	7/29/32	26,605	20,534
	Capital One Financial Corp.	2.618%	11/2/32	12,790	10,159
	Capital One Financial Corp.	5.268%	5/10/33	32,282	31,519
	Cboe Global Markets Inc.	1.625%	12/15/30	12,675	10,215
	Cboe Global Markets Inc.	3.000%	3/16/32	1,165	1,032
	Charles Schwab Corp.	3.200%	1/25/28	25,611	24,435
	Charles Schwab Corp.	2.000%	3/20/28	34,636	31,140
	Charles Schwab Corp.	4.000%	2/1/29	18,762	18,454
	Charles Schwab Corp.	3.250%	5/22/29	22,965	21,526
	Charles Schwab Corp.	2.750%	10/1/29	14,391	12,964
	Charles Schwab Corp.	4.625%	3/22/30	4,472	4,532
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Charles Schwab Corp.	1.650%	3/11/31	5,906	4,768
	Charles Schwab Corp.	2.300%	5/13/31	39,103	33,297
	Charles Schwab Corp.	1.950%	12/1/31	15,901	12,977
	Charles Schwab Corp.	2.900%	3/3/32	15,065	13,293
	Chubb INA Holdings Inc.	1.375%	9/15/30	35,485	28,386
	CI Financial Corp.	3.200%	12/17/30	24,391	18,504
[1]	Cincinnati Financial Corp.	6.920%	5/15/28	7,901	8,695
	Citigroup Inc.	4.450%	9/29/27	97,705	95,311
	Citigroup Inc.	6.625%	1/15/28	1,979	2,152
[1]	Citigroup Inc.	3.668%	7/24/28	1,039	975
	Citigroup Inc.	4.125%	7/25/28	62,008	59,132
[1]	Citigroup Inc.	3.520%	10/27/28	49,605	46,180
[1]	Citigroup Inc.	4.075%	4/23/29	39,620	37,694
[1]	Citigroup Inc.	3.980%	3/20/30	54,127	50,573
[1]	Citigroup Inc.	2.976%	11/5/30	52,948	46,113
[1]	Citigroup Inc.	2.666%	1/29/31	68,841	58,397
[1]	Citigroup Inc.	4.412%	3/31/31	112,138	106,694
[1]	Citigroup Inc.	2.572%	6/3/31	107,831	90,145
	Citigroup Inc.	2.561%	5/1/32	58,401	47,875
	Citigroup Inc.	6.625%	6/15/32	19,194	20,837
	Citigroup Inc.	2.520%	11/3/32	34,180	27,548
	Citigroup Inc.	3.057%	1/25/33	94,728	80,255
	Citigroup Inc.	3.785%	3/17/33	76,790	69,084
	Citigroup Inc.	4.910%	5/24/33	64,705	63,523
	Citizens Financial Group Inc.	2.500%	2/6/30	12,426	10,429
	Citizens Financial Group Inc.	3.250%	4/30/30	20,259	17,787
	Citizens Financial Group Inc.	5.641%	5/21/37	7,830	7,643
	CME Group Inc.	3.750%	6/15/28	4,867	4,781
	CME Group Inc.	2.650%	3/15/32	15,030	13,232
	CNA Financial Corp.	3.900%	5/1/29	16,463	15,435
	CNA Financial Corp.	2.050%	8/15/30	2,377	1,904
	CNO Financial Group Inc.	5.250%	5/30/29	13,471	13,018
	Comerica Bank	5.332%	8/25/33	5,000	4,925
	Comerica Inc.	4.000%	2/1/29	14,344	13,864
[2]	Corebridge Financial Inc.	3.850%	4/5/29	25,271	23,258
[2]	Corebridge Financial Inc.	3.900%	4/5/32	42,251	37,977
[2]	Corebridge Financial Inc.	6.875%	12/15/52	13,835	13,440
[2]	Credit Suisse Group AG	6.537%	8/12/33	14,000	13,399
[1]	Deutsche Bank AG	3.547%	9/18/31	38,673	31,750
	Deutsche Bank AG	3.035%	5/28/32	25,928	20,189
[1]	Discover Bank	4.650%	9/13/28	34,397	33,079
[1]	Discover Bank	2.700%	2/6/30	11,053	9,211
	Enstar Group Ltd.	4.950%	6/1/29	24,175	22,672
	Enstar Group Ltd.	3.100%	9/1/31	16,013	12,189
	Equitable Holdings Inc.	7.000%	4/1/28	7,928	8,779
	Equitable Holdings Inc.	4.350%	4/20/28	41,064	40,384
	Fairfax Financial Holdings Ltd.	4.850%	4/17/28	9,377	9,184
	Fairfax Financial Holdings Ltd.	4.625%	4/29/30	19,398	18,270
	Fairfax Financial Holdings Ltd.	3.375%	3/3/31	16,430	14,006
[2]	Fairfax Financial Holdings Ltd.	5.625%	8/16/32	15,475	15,159
	Fidelity National Financial Inc.	4.500%	8/15/28	16,747	16,308
	Fidelity National Financial Inc.	3.400%	6/15/30	12,367	10,728
	Fidelity National Financial Inc.	2.450%	3/15/31	13,026	10,327
	Fifth Third Bancorp	3.950%	3/14/28	17,021	16,522
	Fifth Third Bancorp	4.772%	7/28/30	10,915	10,863
	Fifth Third Bancorp	4.337%	4/25/33	11,955	11,348
	First American Financial Corp.	4.000%	5/15/30	11,620	10,326
	First American Financial Corp.	2.400%	8/15/31	17,084	13,138
[1]	First Horizon Bank	5.750%	5/1/30	11,350	11,518
	First-Citizens Bank & Trust Co.	6.125%	3/9/28	9,130	9,365
	Franklin Resources Inc.	1.600%	10/30/30	19,574	15,551
	FS KKR Capital Corp.	3.250%	7/15/27	1	1
	FS KKR Capital Corp.	3.125%	10/12/28	16,773	13,678
	GATX Corp.	3.500%	3/15/28	7,513	6,928
	GATX Corp.	4.550%	11/7/28	9,091	8,782
	GATX Corp.	4.700%	4/1/29	6,245	6,052
	GATX Corp.	4.000%	6/30/30	16,930	15,513

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	GATX Corp.	1.900%	6/1/31	8,473	6,528
	GATX Corp.	3.500%	6/1/32	2,730	2,350
	GE Capital Funding LLC	4.550%	5/15/32	21,375	20,622
	GE Capital International Funding Co. Unlimited Co.	4.418%	11/15/35	23,955	22,590
	Global Payments Inc.	4.450%	6/1/28	11,828	11,366
	Global Payments Inc.	3.200%	8/15/29	34,959	30,556
	Global Payments Inc.	2.900%	5/15/30	30,891	25,922
	Global Payments Inc.	2.900%	11/15/31	21,049	17,059
	Global Payments Inc.	5.400%	8/15/32	4,500	4,410
	Globe Life Inc.	4.550%	9/15/28	17,489	17,188
	Globe Life Inc.	2.150%	8/15/30	2,910	2,359
	Globe Life Inc.	4.800%	6/15/32	4,720	4,586
[1]	Goldman Sachs Group Inc.	3.814%	4/23/29	62,609	58,750
[1]	Goldman Sachs Group Inc.	4.223%	5/1/29	90,287	86,301
	Goldman Sachs Group Inc.	2.600%	2/7/30	45,975	39,363
	Goldman Sachs Group Inc.	3.800%	3/15/30	88,550	82,027
	Goldman Sachs Group Inc.	1.992%	1/27/32	57,637	45,510
	Goldman Sachs Group Inc.	2.615%	4/22/32	114,565	94,369
	Goldman Sachs Group Inc.	2.383%	7/21/32	94,886	76,576
	Goldman Sachs Group Inc.	2.650%	10/21/32	66,735	54,860
	Goldman Sachs Group Inc.	3.102%	2/24/33	96,965	82,516
	Hanover Insurance Group Inc.	2.500%	9/1/30	4,057	3,281
	Hartford Financial Services Group Inc.	2.800%	8/19/29	15,620	13,843
[1]	HSBC Holdings plc	2.013%	9/22/28	39,283	33,123
[1]	HSBC Holdings plc	4.583%	6/19/29	86,541	81,675
	HSBC Holdings plc	2.206%	8/17/29	75,455	62,478
	HSBC Holdings plc	4.950%	3/31/30	66,326	64,572
[1]	HSBC Holdings plc	3.973%	5/22/30	77,989	70,474
[1]	HSBC Holdings plc	2.848%	6/4/31	38,053	31,440
[1]	HSBC Holdings plc	2.357%	8/18/31	29,312	23,176
[1]	HSBC Holdings plc	7.625%	5/17/32	2,690	3,052
	HSBC Holdings plc	2.804%	5/24/32	93,595	74,362
	HSBC Holdings plc	2.871%	11/22/32	38,370	30,509
	HSBC Holdings plc	4.762%	3/29/33	46,905	41,867
	HSBC Holdings plc	5.402%	8/11/33	64,667	61,475
	Huntington Bancshares Inc.	2.550%	2/4/30	21,919	18,737
	Huntington Bancshares Inc.	5.023%	5/17/33	13,150	13,004
	Huntington Bancshares Inc.	2.487%	8/15/36	8,816	6,676
	ING Groep NV	4.550%	10/2/28	26,614	25,763
	ING Groep NV	4.050%	4/9/29	17,414	16,330
	ING Groep NV	2.727%	4/1/32	15,545	12,853
	ING Groep NV	4.252%	3/28/33	31,920	29,440
	Intercontinental Exchange Inc.	3.100%	9/15/27	6,996	6,626
	Intercontinental Exchange Inc.	4.000%	9/15/27	37,600	37,033
	Intercontinental Exchange Inc.	3.750%	9/21/28	17,238	16,679
	Intercontinental Exchange Inc.	4.350%	6/15/29	42,350	41,805
	Intercontinental Exchange Inc.	2.100%	6/15/30	25,850	21,829
[2]	Jackson Financial Inc.	3.125%	11/23/31	13,449	10,749
	Jackson Financial Inc.	5.670%	6/8/32	8,095	7,897
	Jefferies Group LLC	4.150%	1/23/30	24,681	22,234
	Jefferies Group LLC	2.625%	10/15/31	21,268	16,506
	JPMorgan Chase & Co.	3.875%	9/10/24	1	1
	JPMorgan Chase & Co.	1.040%	2/4/27	82	72
	JPMorgan Chase & Co.	4.250%	10/1/27	36,605	36,225
	JPMorgan Chase & Co.	3.625%	12/1/27	30,974	29,602
[1]	JPMorgan Chase & Co.	3.509%	1/23/29	58,678	54,364
[1]	JPMorgan Chase & Co.	4.005%	4/23/29	57,983	54,928
	JPMorgan Chase & Co.	2.069%	6/1/29	47,537	40,661
[1]	JPMorgan Chase & Co.	4.203%	7/23/29	61,461	58,751
[1]	JPMorgan Chase & Co.	4.452%	12/5/29	80,038	77,451
[1]	JPMorgan Chase & Co.	3.702%	5/6/30	73,103	67,364
	JPMorgan Chase & Co.	4.565%	6/14/30	41,910	40,774
[1]	JPMorgan Chase & Co.	8.750%	9/1/30	1,543	1,871
[1]	JPMorgan Chase & Co.	2.739%	10/15/30	94,497	81,841
[1]	JPMorgan Chase & Co.	4.493%	3/24/31	70,810	68,735
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	JPMorgan Chase & Co.	2.522%	4/22/31	66,012	55,845
[1]	JPMorgan Chase & Co.	2.956%	5/13/31	81,104	69,913
	JPMorgan Chase & Co.	1.764%	11/19/31	34,827	27,384
	JPMorgan Chase & Co.	1.953%	2/4/32	81,790	64,864
	JPMorgan Chase & Co.	2.580%	4/22/32	110,582	92,265
	JPMorgan Chase & Co.	2.545%	11/8/32	70,985	58,487
	JPMorgan Chase & Co.	2.963%	1/25/33	88,365	75,094
	JPMorgan Chase & Co.	4.586%	4/26/33	50,280	48,589
	JPMorgan Chase & Co.	4.912%	7/25/33	133,340	132,183
	Kemper Corp.	2.400%	9/30/30	11,587	9,322
	Kemper Corp.	3.800%	2/23/32	8,046	7,085
[1]	KeyBank NA	4.390%	12/14/27	6,625	6,565
[1]	KeyBank NA	6.950%	2/1/28	1,738	1,865
[1]	KeyBank NA	3.900%	4/13/29	7,589	6,950
[1]	KeyBank NA	4.900%	8/8/32	15,000	14,318
[1]	KeyCorp	4.100%	4/30/28	19,481	18,918
[1]	KeyCorp	2.550%	10/1/29	21,333	18,275
[1]	KeyCorp	4.789%	6/1/33	21,145	20,510
	Lazard Group LLC	4.500%	9/19/28	6,719	6,419
	Lazard Group LLC	4.375%	3/11/29	8,685	8,336
	Lincoln National Corp.	3.800%	3/1/28	15,064	14,412
	Lincoln National Corp.	3.050%	1/15/30	11,235	9,858
	Lincoln National Corp.	3.400%	1/15/31	15,292	13,637
	Lloyds Banking Group plc	4.375%	3/22/28	50,336	48,520
	Lloyds Banking Group plc	4.550%	8/16/28	28,521	27,617
[1]	Lloyds Banking Group plc	3.574%	11/7/28	38,884	35,944
	Lloyds Banking Group plc	4.976%	8/11/33	31,469	29,909
	Loews Corp.	3.200%	5/15/30	11,851	10,654
	Manulife Financial Corp.	3.703%	3/16/32	14,335	13,201
	Markel Corp.	3.500%	11/1/27	4,195	3,964
	Markel Corp.	3.350%	9/17/29	9,180	8,317
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	43,505	43,232
	Marsh & McLennan Cos. Inc.	2.250%	11/15/30	16,716	14,187
	Marsh & McLennan Cos. Inc.	2.375%	12/15/31	8,753	7,416
	Mastercard Inc.	3.500%	2/26/28	17,185	16,840
	Mastercard Inc.	2.950%	6/1/29	31,864	29,757
	Mastercard Inc.	3.350%	3/26/30	39,973	38,017
	Mastercard Inc.	1.900%	3/15/31	8,383	7,165
	Mastercard Inc.	2.000%	11/18/31	21,361	17,979
	MetLife Inc.	4.550%	3/23/30	31,213	31,528
	Mitsubishi UFJ Financial Group Inc.	3.961%	3/2/28	33,681	32,441
	Mitsubishi UFJ Financial Group Inc.	4.050%	9/11/28	11,817	11,348
	Mitsubishi UFJ Financial Group Inc.	3.741%	3/7/29	41,375	38,991
	Mitsubishi UFJ Financial Group Inc.	3.195%	7/18/29	54,723	49,610
	Mitsubishi UFJ Financial Group Inc.	2.559%	2/25/30	31,767	27,180
	Mitsubishi UFJ Financial Group Inc.	2.048%	7/17/30	42,858	34,957
	Mitsubishi UFJ Financial Group Inc.	2.309%	7/20/32	61,812	49,958
	Mitsubishi UFJ Financial Group Inc.	2.494%	10/13/32	10,356	8,448
	Mitsubishi UFJ Financial Group Inc.	2.852%	1/19/33	21,015	17,627
	Mitsubishi UFJ Financial Group Inc.	4.315%	4/19/33	16,038	15,218
	Mitsubishi UFJ Financial Group Inc.	5.133%	7/20/33	39,725	39,893
	Mizuho Financial Group Inc.	3.170%	9/11/27	6,744	6,220
	Mizuho Financial Group Inc.	4.018%	3/5/28	29,890	28,494
[1]	Mizuho Financial Group Inc.	4.254%	9/11/29	20,083	19,071
[1]	Mizuho Financial Group Inc.	3.153%	7/16/30	25,332	22,327
[1]	Mizuho Financial Group Inc.	2.869%	9/13/30	22,495	19,424
[1]	Mizuho Financial Group Inc.	2.591%	5/25/31	13,939	11,582
[1]	Mizuho Financial Group Inc.	2.201%	7/10/31	24,228	19,483
[1]	Mizuho Financial Group Inc.	1.979%	9/8/31	29,625	23,405
	Mizuho Financial Group Inc.	2.564%	9/13/31	31,856	25,107
	Mizuho Financial Group Inc.	2.172%	5/22/32	8,141	6,415
	Mizuho Financial Group Inc.	2.260%	7/9/32	5,028	3,983
	Moody's Corp.	4.250%	8/8/32	4,505	4,355
	Morgan Stanley	1.593%	5/4/27	311	277
[1]	Morgan Stanley	3.591%	7/22/28	10,835	10,235
[1]	Morgan Stanley	3.772%	1/24/29	72,394	68,160
[1]	Morgan Stanley	4.431%	1/23/30	74,635	72,685

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Morgan Stanley	2.699%	1/22/31	96,060	83,170
[1]	Morgan Stanley	3.622%	4/1/31	91,490	83,926
[1]	Morgan Stanley	1.794%	2/13/32	67,406	53,105
	Morgan Stanley	7.250%	4/1/32	8,455	9,997
[1]	Morgan Stanley	1.928%	4/28/32	51,380	40,589
[1]	Morgan Stanley	2.239%	7/21/32	91,074	73,448
[1]	Morgan Stanley	2.511%	10/20/32	61,800	50,677
	Morgan Stanley	2.943%	1/21/33	82,570	70,426
	Morgan Stanley	4.889%	7/20/33	53,736	53,505
	Morgan Stanley	2.484%	9/16/36	74,402	57,542
	Morgan Stanley	5.297%	4/20/37	51,630	49,584
	Morgan Stanley Domestic Holdings Inc.	4.500%	6/20/28	9,482	9,388
	Nasdaq Inc.	1.650%	1/15/31	17,645	14,049
	NatWest Group plc	5.516%	9/30/28	25,200	25,224
[1]	NatWest Group plc	4.892%	5/18/29	47,835	45,922
[1]	NatWest Group plc	5.076%	1/27/30	48,875	47,438
[1]	NatWest Group plc	4.445%	5/8/30	25,142	23,471
[1]	NatWest Group plc	3.032%	11/28/35	18,531	14,514
	Nomura Holdings Inc.	2.172%	7/14/28	29,010	24,309
	Nomura Holdings Inc.	2.710%	1/22/29	11,679	9,994
	Nomura Holdings Inc.	5.605%	7/6/29	1,885	1,888
	Nomura Holdings Inc.	3.103%	1/16/30	50,193	42,863
	Nomura Holdings Inc.	2.679%	7/16/30	10,592	8,655
	Nomura Holdings Inc.	2.608%	7/14/31	30,996	24,808
	Nomura Holdings Inc.	2.999%	1/22/32	34,770	28,556
	Northern Trust Corp.	3.650%	8/3/28	9,460	9,212
	Northern Trust Corp.	3.150%	5/3/29	10,260	9,590
	Northern Trust Corp.	1.950%	5/1/30	20,904	17,660
	ORIX Corp.	3.700%	7/18/27	1	1
	ORIX Corp.	2.250%	3/9/31	11,974	9,970
	ORIX Corp.	4.000%	4/13/32	14,908	14,086
	Owl Rock Capital Corp.	2.875%	6/11/28	23,048	18,644
	PartnerRe Finance B LLC	3.700%	7/2/29	11,888	11,125
	PartnerRe Finance B LLC	4.500%	10/1/50	12,724	11,461
	PayPal Holdings Inc.	2.850%	10/1/29	39,740	35,987
	PayPal Holdings Inc.	2.300%	6/1/30	21,875	18,815
	PayPal Holdings Inc.	4.400%	6/1/32	29,815	29,365
[1]	PNC Bank NA	3.100%	10/25/27	18,109	17,213
[1]	PNC Bank NA	3.250%	1/22/28	17,213	16,325
[1]	PNC Bank NA	4.050%	7/26/28	39,890	38,528
[1]	PNC Bank NA	2.700%	10/22/29	17,235	15,022
	PNC Financial Services Group Inc.	3.150%	5/19/27	8,210	7,860
	PNC Financial Services Group Inc.	3.450%	4/23/29	34,753	32,899
	PNC Financial Services Group Inc.	2.550%	1/22/30	37,438	32,870
	PNC Financial Services Group Inc.	2.307%	4/23/32	25,030	21,034
	PNC Financial Services Group Inc.	4.626%	6/6/33	22,055	20,910
	Primerica Inc.	2.800%	11/19/31	15,654	13,075
	Principal Financial Group Inc.	3.100%	11/15/26	10,123	9,526
	Principal Financial Group Inc.	3.700%	5/15/29	14,238	13,409
	Principal Financial Group Inc.	2.125%	6/15/30	2,919	2,426
	Progressive Corp.	4.000%	3/1/29	14,192	14,052
	Progressive Corp.	6.625%	3/1/29	4,297	4,846
	Progressive Corp.	3.200%	3/26/30	21,923	20,386
	Progressive Corp.	3.000%	3/15/32	8,366	7,523
	Prospect Capital Corp.	3.437%	10/15/28	5,580	4,286
[1]	Prudential Financial Inc.	3.878%	3/27/28	10,351	10,160
[1]	Prudential Financial Inc.	2.100%	3/10/30	4,055	3,447
[1]	Prudential Financial Inc.	4.500%	9/15/47	13,797	13,119
[1]	Prudential Financial Inc.	5.700%	9/15/48	18,987	18,629
[1]	Prudential Financial Inc.	3.700%	10/1/50	23,409	20,237
	Prudential Financial Inc.	5.125%	3/1/52	29,923	27,951
	Prudential plc	3.125%	4/14/30	23,793	21,195
	Prudential plc	3.625%	3/24/32	7,586	6,854
	Raymond James Financial Inc.	4.650%	4/1/30	22,137	21,739
	Regions Financial Corp.	1.800%	8/12/28	16,140	13,896
	Reinsurance Group of America Inc.	3.900%	5/15/29	18,055	16,908
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Reinsurance Group of America Inc.	3.150%	6/15/30	11,135	9,800
	RenaissanceRe Holdings Ltd.	3.600%	4/15/29	9,231	8,595
	Royal Bank of Canada	3.625%	5/4/27	5,486	5,293
[1]	Royal Bank of Canada	2.300%	11/3/31	46,981	39,140
	Royal Bank of Canada	3.875%	5/4/32	16,848	15,918
	Santander Holdings USA Inc.	4.400%	7/13/27	10,038	9,666
[1]	Santander UK Group Holdings plc	3.823%	11/3/28	19,939	18,244
	Santander UK Group Holdings plc	2.896%	3/15/32	20,505	16,520
[1]	State Street Corp.	4.141%	12/3/29	14,594	14,271
	State Street Corp.	2.400%	1/24/30	24,873	21,866
	State Street Corp.	2.200%	3/3/31	30,198	25,128
	State Street Corp.	3.152%	3/30/31	15,438	14,029
	State Street Corp.	2.623%	2/7/33	875	745
	State Street Corp.	4.421%	5/13/33	9,573	9,443
	State Street Corp.	4.164%	8/4/33	14,610	14,118
[1]	State Street Corp.	3.031%	11/1/34	5,725	5,009
	Stewart Information Services Corp.	3.600%	11/15/31	12,155	9,969
	Stifel Financial Corp.	4.000%	5/15/30	11,001	9,971
	Sumitomo Mitsui Financial Group Inc.	3.352%	10/18/27	21,043	19,762
	Sumitomo Mitsui Financial Group Inc.	3.544%	1/17/28	20,465	19,382
	Sumitomo Mitsui Financial Group Inc.	3.944%	7/19/28	21,070	20,057
	Sumitomo Mitsui Financial Group Inc.	1.902%	9/17/28	54,825	46,016
	Sumitomo Mitsui Financial Group Inc.	4.306%	10/16/28	10,967	10,682
	Sumitomo Mitsui Financial Group Inc.	3.040%	7/16/29	68,762	61,042
	Sumitomo Mitsui Financial Group Inc.	3.202%	9/17/29	11,475	10,133
	Sumitomo Mitsui Financial Group Inc.	2.724%	9/27/29	13,755	11,940
	Sumitomo Mitsui Financial Group Inc.	2.750%	1/15/30	36,240	31,343
	Sumitomo Mitsui Financial Group Inc.	2.130%	7/8/30	46,855	38,408
	Sumitomo Mitsui Financial Group Inc.	2.142%	9/23/30	28,775	22,905
	Sumitomo Mitsui Financial Group Inc.	1.710%	1/12/31	13,795	10,702
	Sumitomo Mitsui Financial Group Inc.	2.222%	9/17/31	12,014	9,704
	SVB Financial Group	2.100%	5/15/28	2,695	2,284
	SVB Financial Group	3.125%	6/5/30	12,235	10,473
	SVB Financial Group	1.800%	2/2/31	18,074	13,629
	SVB Financial Group	4.570%	4/29/33	13,375	12,461
	Synchrony Financial	3.950%	12/1/27	27,132	24,678
	Synchrony Financial	5.150%	3/19/29	10,265	9,770
	Synchrony Financial	2.875%	10/28/31	11,808	9,108
[1]	Toronto-Dominion Bank	2.000%	9/10/31	30,115	24,430
[1]	Toronto-Dominion Bank	2.450%	1/12/32	20,130	16,787
[1]	Toronto-Dominion Bank	3.200%	3/10/32	45,705	40,610
	Toronto-Dominion Bank	4.456%	6/8/32	55,115	54,066
[1]	Truist Bank	2.250%	3/11/30	32,523	27,161
[1]	Truist Financial Corp.	3.875%	3/19/29	20,877	19,750
[1]	Truist Financial Corp.	1.887%	6/7/29	28,870	24,766
[1]	Truist Financial Corp.	1.950%	6/5/30	6,431	5,337
[1]	Truist Financial Corp.	4.916%	7/28/33	22,355	21,477
	Unum Group	4.000%	6/15/29	10,114	9,367
[1]	US Bancorp	3.900%	4/26/28	22,101	21,720
[1]	US Bancorp	3.000%	7/30/29	26,309	23,670
[1]	US Bancorp	1.375%	7/22/30	27,494	21,978
[1]	US Bancorp	2.677%	1/27/33	15,190	13,069
	US Bancorp	4.967%	7/22/33	26,780	26,543
	US Bancorp	2.491%	11/3/36	32,005	25,805
	Visa Inc.	2.750%	9/15/27	14,146	13,480

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Visa Inc.	2.050%	4/15/30	38,211	33,503
	Visa Inc.	1.100%	2/15/31	22,257	17,789
[1]	Voya Financial Inc.	4.700%	1/23/48	8,411	6,979
	Webster Financial Corp.	4.100%	3/25/29	6,724	6,294
[1]	Wells Fargo & Co.	3.196%	6/17/27	184	173
[1]	Wells Fargo & Co.	4.150%	1/24/29	58,263	56,429
[1]	Wells Fargo & Co.	7.950%	11/15/29	1,905	2,192
[1]	Wells Fargo & Co.	2.879%	10/30/30	96,837	84,914
[1]	Wells Fargo & Co.	2.572%	2/11/31	81,301	69,232
[1]	Wells Fargo & Co.	4.478%	4/4/31	66,469	63,961
[1]	Wells Fargo & Co.	3.350%	3/2/33	97,778	85,273
[1]	Wells Fargo & Co.	4.897%	7/25/33	109,096	107,496
	Western Union Co.	2.750%	3/15/31	3,554	2,837
	Westpac Banking Corp.	3.400%	1/25/28	14,377	13,746
	Westpac Banking Corp.	1.953%	11/20/28	41,335	35,971
	Westpac Banking Corp.	2.650%	1/16/30	17,067	15,210
	Westpac Banking Corp.	2.150%	6/3/31	32,115	27,061
	Westpac Banking Corp.	5.405%	8/10/33	25,000	24,195
	Westpac Banking Corp.	4.110%	7/24/34	37,160	33,508
	Westpac Banking Corp.	2.668%	11/15/35	28,219	22,310
	Westpac Banking Corp.	3.020%	11/18/36	29,470	23,481
	Willis North America Inc.	4.500%	9/15/28	18,841	18,233
	Willis North America Inc.	2.950%	9/15/29	17,727	15,291
	Wintrust Financial Corp.	4.850%	6/6/29	3,898	3,795
	Zions Bancorp NA	3.250%	10/29/29	12,033	10,220
					12,833,370
Health Care (8.3%)
[3]	Abbott Laboratories	1.150%	1/30/28	20,596	18,003
	Abbott Laboratories	1.400%	6/30/30	5,371	4,451
	AbbVie Inc.	4.250%	11/14/28	57,896	56,936
	AbbVie Inc.	3.200%	11/21/29	141,822	129,644
	Adventist Health System	2.952%	3/1/29	7,089	6,382
	Advocate Health & Hospitals Corp.	3.829%	8/15/28	7,959	7,797
[1]	Advocate Health & Hospitals Corp.	2.211%	6/15/30	9,153	7,822
	Agilent Technologies Inc.	2.750%	9/15/29	4,168	3,655
	Agilent Technologies Inc.	2.100%	6/4/30	10,588	8,726
	Agilent Technologies Inc.	2.300%	3/12/31	28,970	23,839
	AmerisourceBergen Corp.	3.450%	12/15/27	28,619	27,327
	AmerisourceBergen Corp.	2.800%	5/15/30	7,566	6,580
	AmerisourceBergen Corp.	2.700%	3/15/31	32,231	27,391
	Amgen Inc.	3.200%	11/2/27	17,080	16,334
	Amgen Inc.	1.650%	8/15/28	33,895	29,289
	Amgen Inc.	3.000%	2/22/29	8,840	8,128
	Amgen Inc.	4.050%	8/18/29	17,250	16,781
	Amgen Inc.	2.450%	2/21/30	35,264	30,874
	Amgen Inc.	2.300%	2/25/31	44,503	37,695
	Amgen Inc.	2.000%	1/15/32	22,514	18,297
	Amgen Inc.	3.350%	2/22/32	34,279	31,051
	Amgen Inc.	4.200%	3/1/33	13,000	12,557
[1]	Ascension Health	2.532%	11/15/29	18,580	16,622
	AstraZeneca Finance LLC	1.750%	5/28/28	33,900	29,935
	AstraZeneca Finance LLC	2.250%	5/28/31	16,709	14,486
	AstraZeneca plc	4.000%	1/17/29	31,576	31,510
	AstraZeneca plc	1.375%	8/6/30	45,715	37,475
	Banner Health	2.338%	1/1/30	6,986	6,028
	Banner Health	1.897%	1/1/31	7,865	6,404
	Baxter International Inc.	2.272%	12/1/28	40,150	34,780
	Baxter International Inc.	3.950%	4/1/30	17,148	16,159
	Baxter International Inc.	1.730%	4/1/31	13,477	10,623
	Baxter International Inc.	2.539%	2/1/32	45,203	37,445
[1]	Baylor Scott & White Holdings	1.777%	11/15/30	4,303	3,503
	Becton Dickinson & Co.	3.700%	6/6/27	6,000	5,821
	Becton Dickinson & Co.	2.823%	5/20/30	7,116	6,294
	Becton Dickinson & Co.	1.957%	2/11/31	30,547	24,929
	Becton Dickinson & Co.	4.298%	8/22/32	19,000	18,476
	Biogen Inc.	2.250%	5/1/30	30,811	25,240
	Bio-Rad Laboratories Inc.	3.700%	3/15/32	20,240	18,078
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Bon Secours Mercy Health Inc.	3.464%	6/1/30	11,627	10,855
[1]	Bon Secours Mercy Health Inc.	2.095%	6/1/31	2,574	2,102
	Boston Scientific Corp.	4.000%	3/1/28	50	49
	Boston Scientific Corp.	2.650%	6/1/30	37,327	32,598
	Bristol-Myers Squibb Co.	1.125%	11/13/27	6,170	5,440
	Bristol-Myers Squibb Co.	3.450%	11/15/27	19,490	19,045
	Bristol-Myers Squibb Co.	3.900%	2/20/28	52,532	52,181
	Bristol-Myers Squibb Co.	3.400%	7/26/29	49,539	47,302
	Bristol-Myers Squibb Co.	1.450%	11/13/30	28,636	23,387
	Bristol-Myers Squibb Co.	2.950%	3/15/32	48,371	43,877
[1]	Cedars-Sinai Health System	2.288%	8/15/31	8,250	6,990
[1]	CHRISTUS Health	4.341%	7/1/28	7,418	7,380
[1]	Cigna Corp.	3.050%	10/15/27	11,537	10,745
	Cigna Corp.	4.375%	10/15/28	89,399	88,097
	Cigna Corp.	2.400%	3/15/30	47,169	40,426
	Cigna Corp.	2.375%	3/15/31	39,156	32,944
	CommonSpirit Health	3.347%	10/1/29	23,759	21,230
	CommonSpirit Health	2.782%	10/1/30	1,661	1,393
	CVS Health Corp.	4.300%	3/25/28	76,766	75,921
	CVS Health Corp.	3.250%	8/15/29	64,026	58,599
	CVS Health Corp.	3.750%	4/1/30	34,149	32,040
	CVS Health Corp.	1.750%	8/21/30	46,181	37,208
	CVS Health Corp.	1.875%	2/28/31	54,648	44,132
	CVS Health Corp.	2.125%	9/15/31	10,965	8,934
	DENTSPLY SIRONA Inc.	3.250%	6/1/30	19,815	16,328
	DH Europe Finance II Sarl	2.600%	11/15/29	20,451	18,398
	Edwards Lifesciences Corp.	4.300%	6/15/28	13,443	13,368
	Elevance Health Inc.	3.650%	12/1/27	42,647	41,330
	Elevance Health Inc.	4.101%	3/1/28	33,396	32,715
	Elevance Health Inc.	2.875%	9/15/29	28,046	25,184
	Elevance Health Inc.	2.250%	5/15/30	30,785	26,215
	Elevance Health Inc.	2.550%	3/15/31	27,530	23,613
	Elevance Health Inc.	4.100%	5/15/32	4,285	4,122
	Eli Lilly & Co.	3.375%	3/15/29	11,186	10,841
	Gilead Sciences Inc.	1.200%	10/1/27	24,305	20,957
	Gilead Sciences Inc.	1.650%	10/1/30	17,561	14,290
	GlaxoSmithKline Capital Inc.	3.875%	5/15/28	54,974	53,986
	GlaxoSmithKline Capital plc	3.375%	6/1/29	17,644	16,790
	HCA Inc.	5.625%	9/1/28	35,315	35,518
	HCA Inc.	5.875%	2/1/29	22,550	22,946
[2]	HCA Inc.	3.375%	3/15/29	17,775	15,720
	HCA Inc.	4.125%	6/15/29	42,795	39,664
	HCA Inc.	3.500%	9/1/30	68,765	59,812
	HCA Inc.	2.375%	7/15/31	27,490	21,813
[2]	HCA Inc.	3.625%	3/15/32	54,430	47,042
	Humana Inc.	3.700%	3/23/29	10,525	9,938
	Humana Inc.	3.125%	8/15/29	14,010	12,732
	Humana Inc.	4.875%	4/1/30	13,655	13,746
	Humana Inc.	2.150%	2/3/32	16,661	13,511
	Illumina Inc.	2.550%	3/23/31	13,445	10,940
	Johnson & Johnson	0.950%	9/1/27	35,293	31,100
	Johnson & Johnson	2.900%	1/15/28	37,346	35,808
	Johnson & Johnson	6.950%	9/1/29	3,100	3,728
	Johnson & Johnson	1.300%	9/1/30	36,137	30,335
	Laboratory Corp. of America Holdings	3.600%	9/1/27	13,150	12,766
	Laboratory Corp. of America Holdings	2.950%	12/1/29	11,264	10,082
	Laboratory Corp. of America Holdings	2.700%	6/1/31	14,383	12,257
	Merck & Co. Inc.	1.900%	12/10/28	8,245	7,289
	Merck & Co. Inc.	3.400%	3/7/29	47,023	45,301
	Merck & Co. Inc.	1.450%	6/24/30	30,025	24,791
	Merck & Co. Inc.	2.150%	12/10/31	75,295	64,105
[1]	Mercy Health	4.302%	7/1/28	5,870	5,773
	Mylan Inc.	4.550%	4/15/28	17,315	16,293
	Novartis Capital Corp.	2.200%	8/14/30	31,707	27,893

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Ochsner LSU Health System of North Louisiana	2.510%	5/15/31	6,995	5,657
	OhioHealth Corp.	2.297%	11/15/31	7,350	6,184
	PerkinElmer Inc.	1.900%	9/15/28	16,333	13,798
	PerkinElmer Inc.	3.300%	9/15/29	19,378	17,297
	PerkinElmer Inc.	2.550%	3/15/31	10,827	8,899
	PerkinElmer Inc.	2.250%	9/15/31	13,005	10,414
	Pfizer Inc.	3.600%	9/15/28	6,145	6,095
	Pfizer Inc.	3.450%	3/15/29	61,569	59,424
	Pfizer Inc.	2.625%	4/1/30	36,997	33,453
	Pfizer Inc.	1.700%	5/28/30	25,014	21,182
	Pfizer Inc.	1.750%	8/18/31	29,021	24,094
	Pharmacia LLC	6.600%	12/1/28	11,603	12,946
[1]	Piedmont Healthcare Inc.	2.044%	1/1/32	3,581	2,888
[1]	Providence St. Joseph Health Obligated Group	2.532%	10/1/29	11,897	10,463
	Quest Diagnostics Inc.	4.200%	6/30/29	13,747	13,183
	Quest Diagnostics Inc.	2.950%	6/30/30	21,778	19,204
	Quest Diagnostics Inc.	2.800%	6/30/31	6,229	5,321
	Regeneron Pharmaceuticals Inc.	1.750%	9/15/30	32,521	25,859
	Royalty Pharma plc	1.750%	9/2/27	8,743	7,603
	Royalty Pharma plc	2.200%	9/2/30	31,330	25,395
	Royalty Pharma plc	2.150%	9/2/31	19,355	15,257
[1]	Rush Obligated Group	3.922%	11/15/29	8,231	7,869
	Sanofi	3.625%	6/19/28	22,806	22,158
	Smith & Nephew plc	2.032%	10/14/30	23,457	18,554
[1]	Stanford Health Care	3.310%	8/15/30	6,540	6,024
	STERIS Irish FinCo Unltd. Co.	2.700%	3/15/31	29,180	24,431
	Stryker Corp.	3.650%	3/7/28	14,367	14,001
	Stryker Corp.	1.950%	6/15/30	17,592	14,657
[1]	Sutter Health	3.695%	8/15/28	7,064	6,760
[1]	Sutter Health	2.294%	8/15/30	16,330	13,799
	Takeda Pharmaceutical Co. Ltd.	5.000%	11/26/28	54,512	55,212
	Takeda Pharmaceutical Co. Ltd.	2.050%	3/31/30	59,901	50,147
	Thermo Fisher Scientific Inc.	1.750%	10/15/28	30,035	26,436
	Thermo Fisher Scientific Inc.	2.600%	10/1/29	17,992	16,432
	Thermo Fisher Scientific Inc.	2.000%	10/15/31	37,146	31,287
	UnitedHealth Group Inc.	3.450%	1/15/27	90	88
	UnitedHealth Group Inc.	2.950%	10/15/27	27,952	26,507
	UnitedHealth Group Inc.	3.850%	6/15/28	32,452	32,024
	UnitedHealth Group Inc.	3.875%	12/15/28	15,434	15,163
	UnitedHealth Group Inc.	2.875%	8/15/29	33,556	30,800
	UnitedHealth Group Inc.	2.000%	5/15/30	10,223	8,711
	UnitedHealth Group Inc.	2.300%	5/15/31	55,305	47,477
	UnitedHealth Group Inc.	4.200%	5/15/32	51,948	51,521
[2]	Universal Health Services Inc.	2.650%	10/15/30	21,643	17,030
[2]	Universal Health Services Inc.	2.650%	1/15/32	12,297	9,342
	Viatris Inc.	2.300%	6/22/27	7,125	6,124
	Viatris Inc.	2.700%	6/22/30	28,295	22,316
	Zimmer Biomet Holdings Inc.	3.550%	3/20/30	9,156	8,309
	Zimmer Biomet Holdings Inc.	2.600%	11/24/31	12,511	10,417
	Zoetis Inc.	3.000%	9/12/27	22,263	21,069
	Zoetis Inc.	3.900%	8/20/28	14,688	14,311
	Zoetis Inc.	2.000%	5/15/30	18,639	15,656
					3,514,530
Industrials (6.8%)
	3M Co.	2.875%	10/15/27	18,768	17,649
[1]	3M Co.	3.625%	9/14/28	6,774	6,478
[1]	3M Co.	3.375%	3/1/29	21,796	20,239
	3M Co.	2.375%	8/26/29	27,594	23,714
	3M Co.	3.050%	4/15/30	13,733	12,230
	Acuity Brands Lighting Inc.	2.150%	12/15/30	12,902	10,254
	Allegion plc	3.500%	10/1/29	12,309	10,862
	Allegion US Holding Co. Inc.	3.550%	10/1/27	5,135	4,735
	Allegion US Holding Co. Inc.	5.411%	7/1/32	12,385	12,199
[1]	American Airlines Pass-Through Trust Class A Series 2021-1	2.875%	7/11/34	1,235	1,033
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	American Airlines Pass-Through Trust Class AA Series 2015-2	3.600%	9/22/27	3,434	3,172
[1]	American Airlines Pass-Through Trust Class AA Series 2016-1	3.575%	1/15/28	8,769	7,985
[1]	American Airlines Pass-Through Trust Class AA Series 2016-2	3.200%	6/15/28	10,086	9,004
[1]	American Airlines Pass-Through Trust Class AA Series 2016-3	3.000%	10/15/28	6,773	6,093
[1]	American Airlines Pass-Through Trust Class AA Series 2017-1	3.650%	2/15/29	10,126	9,295
[1]	American Airlines Pass-Through Trust Class AA Series 2017-2	3.350%	10/15/29	10,274	9,172
[1]	American Airlines Pass-Through Trust Class AA Series 2019-1	3.150%	2/15/32	6,915	6,101
	Amphenol Corp.	4.350%	6/1/29	11,691	11,547
	Amphenol Corp.	2.800%	2/15/30	26,918	23,541
	Amphenol Corp.	2.200%	9/15/31	12,926	10,659
	Boeing Co.	3.250%	2/1/28	16,010	14,518
	Boeing Co.	3.250%	3/1/28	19,281	17,572
	Boeing Co.	3.450%	11/1/28	16,036	14,611
	Boeing Co.	3.200%	3/1/29	26,760	23,723
	Boeing Co.	2.950%	2/1/30	33,884	29,009
	Boeing Co.	5.150%	5/1/30	114,246	112,410
	Boeing Co.	3.625%	2/1/31	37,350	33,143
	Burlington Northern Santa Fe LLC	3.250%	6/15/27	2,546	2,486
	Canadian National Railway Co.	6.900%	7/15/28	6,731	7,615
	Canadian National Railway Co.	3.850%	8/5/32	12,580	12,175
	Canadian Pacific Railway Co.	4.000%	6/1/28	9,078	8,902
	Canadian Pacific Railway Co.	2.050%	3/5/30	26,492	22,456
	Canadian Pacific Railway Co.	7.125%	10/15/31	5,600	6,486
	Canadian Pacific Railway Co.	2.450%	12/2/31	39,980	34,204
	Carrier Global Corp.	2.722%	2/15/30	75,057	64,916
	Carrier Global Corp.	2.700%	2/15/31	19,935	16,991
[1]	Caterpillar Financial Services Corp.	1.100%	9/14/27	17,115	14,985
	Caterpillar Inc.	2.600%	9/19/29	5,865	5,349
	Caterpillar Inc.	2.600%	4/9/30	32,974	29,906
	Caterpillar Inc.	1.900%	3/12/31	5,541	4,711
	CH Robinson Worldwide Inc.	4.200%	4/15/28	13,341	12,883
[1]	CNH Industrial NV	3.850%	11/15/27	21,543	20,404
	CSX Corp.	3.250%	6/1/27	16,668	16,051
	CSX Corp.	3.800%	3/1/28	17,551	17,173
	CSX Corp.	4.250%	3/15/29	26,431	26,191
	CSX Corp.	2.400%	2/15/30	7,709	6,733
	Cummins Inc.	1.500%	9/1/30	11,436	9,321
	Deere & Co.	5.375%	10/16/29	8,225	8,861
	Deere & Co.	3.100%	4/15/30	29,724	27,962
[2]	Delta Air Lines Inc.	4.750%	10/20/28	21,000	20,094
[1]	Delta Air Lines Pass-Through Trust Class AA Series 2020-1	2.000%	6/10/28	14,884	13,043
	Dover Corp.	2.950%	11/4/29	1,004	909
	Eaton Corp.	3.103%	9/15/27	16,706	15,880
	Emerson Electric Co.	1.800%	10/15/27	18,188	16,348
	Emerson Electric Co.	2.000%	12/21/28	25,235	22,434
	Emerson Electric Co.	1.950%	10/15/30	8,028	6,818
	Emerson Electric Co.	2.200%	12/21/31	38,415	32,609
	FedEx Corp.	3.400%	2/15/28	15,815	15,141
	FedEx Corp.	4.200%	10/17/28	11,707	11,499
	FedEx Corp.	3.100%	8/5/29	18,556	16,963
	FedEx Corp.	4.250%	5/15/30	23,424	22,883
	FedEx Corp.	2.400%	5/15/31	19,955	16,841
	Flowserve Corp.	3.500%	10/1/30	22,576	19,366
	General Dynamics Corp.	2.625%	11/15/27	11,216	10,415
	General Dynamics Corp.	3.750%	5/15/28	26,709	26,261
	General Dynamics Corp.	3.625%	4/1/30	30,874	29,799
	General Dynamics Corp.	2.250%	6/1/31	5,534	4,803
[1]	General Electric Co.	6.750%	3/15/32	36,667	41,561
	Honeywell International Inc.	2.700%	8/15/29	10,581	9,728
	Honeywell International Inc.	1.950%	6/1/30	35,335	30,453

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Honeywell International Inc.	1.750%	9/1/31	44,815	37,099
	Huntington Ingalls Industries Inc.	3.483%	12/1/27	13,842	12,869
	Huntington Ingalls Industries Inc.	2.043%	8/16/28	10,120	8,584
	Huntington Ingalls Industries Inc.	4.200%	5/1/30	13,483	12,557
	IDEX Corp.	3.000%	5/1/30	23,236	20,423
[1]	JetBlue Pass-Through Trust Class A Series 2020-1	4.000%	11/15/32	1,646	1,502
[1]	JetBlue Pass-Through Trust Class AA Series 2019-1	2.750%	5/15/32	1,978	1,686
[1]	John Deere Capital Corp.	2.800%	9/8/27	15,578	14,808
[1]	John Deere Capital Corp.	3.050%	1/6/28	9,350	8,986
[1]	John Deere Capital Corp.	1.500%	3/6/28	11,838	10,414
[1]	John Deere Capital Corp.	3.450%	3/7/29	15,312	14,826
[1]	John Deere Capital Corp.	2.800%	7/18/29	15,885	14,708
[1]	John Deere Capital Corp.	2.450%	1/9/30	25,435	22,568
	John Deere Capital Corp.	1.450%	1/15/31	12,397	10,122
	John Deere Capital Corp.	3.900%	6/7/32	38,990	38,418
	Johnson Controls International plc	1.750%	9/15/30	21,835	17,859
	Johnson Controls International plc	2.000%	9/16/31	5,482	4,403
	Kansas City Southern	2.875%	11/15/29	11,369	10,218
	Kennametal Inc.	4.625%	6/15/28	9,540	9,169
	Kennametal Inc.	2.800%	3/1/31	2,995	2,370
	Keysight Technologies Inc.	3.000%	10/30/29	14,284	12,522
	Kirby Corp.	4.200%	3/1/28	11,850	10,988
	L3Harris Technologies Inc.	4.400%	6/15/28	21,991	21,617
[1]	L3Harris Technologies Inc.	4.400%	6/15/28	23,418	23,049
	L3Harris Technologies Inc.	1.800%	1/15/31	14,962	11,904
	Lennox International Inc.	1.700%	8/1/27	7,214	6,276
	Lockheed Martin Corp.	1.850%	6/15/30	21,273	18,311
	Lockheed Martin Corp.	3.900%	6/15/32	23,441	22,991
[2]	Mileage Plus Holdings LLC	6.500%	6/20/27	16,000	16,048
	Norfolk Southern Corp.	3.150%	6/1/27	3,130	2,980
	Norfolk Southern Corp.	3.800%	8/1/28	20,050	19,552
	Norfolk Southern Corp.	2.550%	11/1/29	14,904	13,236
	Norfolk Southern Corp.	2.300%	5/15/31	3,639	3,116
	Norfolk Southern Corp.	3.000%	3/15/32	14,530	13,048
	Northrop Grumman Corp.	3.250%	1/15/28	40,821	38,763
	Northrop Grumman Corp.	4.400%	5/1/30	28,885	28,895
[1]	Northrop Grumman Corp.	7.750%	2/15/31	4,902	5,850
	nVent Finance Sarl	4.550%	4/15/28	13,207	12,454
	nVent Finance Sarl	2.750%	11/15/31	5,854	4,603
	Oshkosh Corp.	4.600%	5/15/28	7,165	6,891
	Oshkosh Corp.	3.100%	3/1/30	8,110	6,870
	Otis Worldwide Corp.	2.565%	2/15/30	40,321	34,742
	Parker-Hannifin Corp.	3.250%	3/1/27	17,920	17,178
	Parker-Hannifin Corp.	4.250%	9/15/27	12,833	12,686
	Parker-Hannifin Corp.	3.250%	6/14/29	27,394	25,079
	Parker-Hannifin Corp.	4.500%	9/15/29	29,395	28,925
	Pentair Finance Sarl	4.500%	7/1/29	12,471	11,658
	Pentair Finance Sarl	5.900%	7/15/32	3,890	3,876
	Raytheon Technologies Corp.	3.125%	5/4/27	11,045	10,546
	Raytheon Technologies Corp.	4.125%	11/16/28	89,379	87,262
	Raytheon Technologies Corp.	2.250%	7/1/30	23,735	20,275
	Raytheon Technologies Corp.	1.900%	9/1/31	21,873	17,673
	Raytheon Technologies Corp.	2.375%	3/15/32	37,927	31,849
	Republic Services Inc.	3.375%	11/15/27	16,000	15,238
	Republic Services Inc.	3.950%	5/15/28	12,689	12,426
	Republic Services Inc.	2.300%	3/1/30	18,573	15,943
	Republic Services Inc.	1.450%	2/15/31	19,799	15,580
	Republic Services Inc.	1.750%	2/15/32	11,300	8,844
	Rockwell Automation Inc.	3.500%	3/1/29	12,886	12,360
	Rockwell Automation Inc.	1.750%	8/15/31	7,070	5,784
	Southwest Airlines Co.	3.000%	11/15/26	9,695	9,135
	Southwest Airlines Co.	5.125%	6/15/27	16,452	16,789
	Southwest Airlines Co.	3.450%	11/16/27	2,190	2,066
	Southwest Airlines Co.	2.625%	2/10/30	9,670	8,125
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Spirit Airlines Pass-Through Trust Class A Series 2015-1	4.100%	4/1/28	1,993	1,754
	Teledyne Technologies Inc.	2.250%	4/1/28	19,696	17,077
	Teledyne Technologies Inc.	2.750%	4/1/31	33,862	28,172
	Textron Inc.	3.375%	3/1/28	12,518	11,512
	Textron Inc.	3.900%	9/17/29	12,726	11,883
	Textron Inc.	3.000%	6/1/30	9,603	8,310
	Textron Inc.	2.450%	3/15/31	10,340	8,425
	Timken Co.	4.500%	12/15/28	8,523	8,150
	Timken Co.	4.125%	4/1/32	8,150	7,389
	Trane Technologies Global Holding Co. Ltd.	3.750%	8/21/28	11,942	11,476
	Trane Technologies Luxembourg Finance SA	3.800%	3/21/29	20,528	19,337
	Trimble Inc.	4.900%	6/15/28	15,128	14,933
[2]	Triton Container International Ltd.	3.150%	6/15/31	10,945	8,556
	Triton Container International Ltd.	3.250%	3/15/32	5,117	4,050
	Tyco Electronics Group SA	2.500%	2/4/32	14,628	12,701
	Union Pacific Corp.	2.150%	2/5/27	9,239	8,583
	Union Pacific Corp.	3.950%	9/10/28	30,341	29,918
	Union Pacific Corp.	6.625%	2/1/29	3,432	3,873
	Union Pacific Corp.	3.700%	3/1/29	16,950	16,495
	Union Pacific Corp.	2.400%	2/5/30	17,136	15,110
	Union Pacific Corp.	2.375%	5/20/31	21,040	18,265
	Union Pacific Corp.	2.800%	2/14/32	28,626	25,478
	Union Pacific Corp.	2.891%	4/6/36	4,125	3,438
[1]	United Airlines Pass-Through Trust Class A Series 2016-1	3.450%	7/7/28	3,195	2,668
[1]	United Airlines Pass-Through Trust Class A Series 2020-1	5.875%	10/15/27	68,514	68,018
[1]	United Airlines Pass-Through Trust Class AA Series 2015-1	3.450%	12/1/27	5,981	5,482
[1]	United Airlines Pass-Through Trust Class AA Series 2016-1	3.100%	7/7/28	9,460	8,515
[1]	United Airlines Pass-Through Trust Class AA Series 2016-2	2.875%	10/7/28	8,045	7,104
[1]	United Airlines Pass-Through Trust Class AA Series 2018-1	3.500%	3/1/30	3,753	3,351
[1]	United Airlines Pass-Through Trust Class AA Series 2019-1	4.150%	8/25/31	7,280	6,693
[1]	United Airlines Pass-Through Trust Class AA Series 2019-2	2.700%	5/1/32	3,552	2,992
	United Parcel Service Inc.	3.050%	11/15/27	12,115	11,757
	United Parcel Service Inc.	3.400%	3/15/29	21,372	20,683
	United Parcel Service Inc.	2.500%	9/1/29	10,762	9,725
	United Parcel Service Inc.	4.450%	4/1/30	19,674	20,151
	United Rentals North America Inc.	3.875%	11/15/27	17,500	16,212
[1]	US Airways Pass-Through Trust Class A Series 2012-1	5.900%	10/1/24	500	487
	Vontier Corp.	2.400%	4/1/28	11,045	8,979
	Vontier Corp.	2.950%	4/1/31	17,002	13,073
	Waste Connections Inc.	4.250%	12/1/28	10,914	10,726
	Waste Connections Inc.	3.500%	5/1/29	16,450	15,513
	Waste Connections Inc.	2.600%	2/1/30	17,862	15,664
	Waste Connections Inc.	2.200%	1/15/32	14,778	12,175
	Waste Connections Inc.	3.200%	6/1/32	6,235	5,549
	Waste Management Inc.	3.150%	11/15/27	28,781	27,453
	Waste Management Inc.	1.150%	3/15/28	17,125	14,498
	Waste Management Inc.	2.000%	6/1/29	5,460	4,724
	Waste Management Inc.	1.500%	3/15/31	25,696	20,529
	Waste Management Inc.	4.150%	4/15/32	17,402	17,001
	Westinghouse Air Brake Technologies Corp.	4.950%	9/15/28	29,562	28,737
	Xylem Inc.	1.950%	1/30/28	14,338	12,617
	Xylem Inc.	2.250%	1/30/31	11,227	9,382
					2,914,492
Materials (3.1%)
	Air Products and Chemicals Inc.	2.050%	5/15/30	22,479	19,405

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Albemarle Corp.	5.050%	6/1/32	13,000	12,699
	Amcor Finance USA Inc.	4.500%	5/15/28	9,520	9,187
[1]	Amcor Flexibles North America Inc.	3.100%	9/15/26	6,123	5,815
	Amcor Flexibles North America Inc.	2.630%	6/19/30	23,026	19,105
	Amcor Flexibles North America Inc.	2.690%	5/25/31	7,902	6,487
	AngloGold Ashanti Holdings plc	3.375%	11/1/28	17,320	15,212
	AngloGold Ashanti Holdings plc	3.750%	10/1/30	17,218	14,706
	ArcelorMittal SA	4.250%	7/16/29	11,725	11,099
	Cabot Corp.	4.000%	7/1/29	6,075	5,580
	Cabot Corp.	5.000%	6/30/32	11,033	10,566
	Carlisle Cos. Inc.	3.750%	12/1/27	7,237	6,865
	Carlisle Cos. Inc.	2.750%	3/1/30	17,125	14,648
	Celanese US Holdings LLC	1.400%	8/5/26	8,800	7,399
	Celanese US Holdings LLC	6.330%	7/15/29	13,730	13,648
	Celanese US Holdings LLC	6.379%	7/15/32	25,800	25,627
	Celulosa Arauco y Constitucion SA	3.875%	11/2/27	9,473	8,747
	Dow Chemical Co.	4.800%	11/30/28	14,908	14,999
	Dow Chemical Co.	7.375%	11/1/29	13,277	15,279
	Dow Chemical Co.	2.100%	11/15/30	29,297	23,973
	DuPont de Nemours Inc.	4.725%	11/15/28	40,709	41,112
	Eagle Materials Inc.	2.500%	7/1/31	18,783	14,693
	Eastman Chemical Co.	4.500%	12/1/28	3,232	3,157
	Ecolab Inc.	3.250%	12/1/27	11,902	11,537
	Ecolab Inc.	4.800%	3/24/30	16,861	17,374
	Ecolab Inc.	1.300%	1/30/31	10,408	8,323
	Ecolab Inc.	2.125%	2/1/32	22,835	19,200
	EI du Pont de Nemours & Co.	2.300%	7/15/30	12,861	11,119
	FMC Corp.	3.450%	10/1/29	9,222	8,260
	Freeport-McMoRan Inc.	5.000%	9/1/27	7,000	7,072
	Freeport-McMoRan Inc.	4.125%	3/1/28	17,900	16,751
	Freeport-McMoRan Inc.	4.375%	8/1/28	16,000	15,084
	Freeport-McMoRan Inc.	5.250%	9/1/29	14,069	13,651
	Freeport-McMoRan Inc.	4.250%	3/1/30	17,323	15,735
	Freeport-McMoRan Inc.	4.625%	8/1/30	21,345	19,733
	Georgia-Pacific LLC	7.750%	11/15/29	14,987	17,792
[2]	Georgia-Pacific LLC	2.300%	4/30/30	6,440	5,565
	Georgia-Pacific LLC	8.875%	5/15/31	2,022	2,599
	Huntsman International LLC	4.500%	5/1/29	18,409	16,953
	Huntsman International LLC	2.950%	6/15/31	9,798	7,829
	International Flavors & Fragrances Inc.	4.450%	9/26/28	5,347	5,192
	Kinross Gold Corp.	4.500%	7/15/27	1,729	1,675
	Linde Inc.	1.100%	8/10/30	12,545	10,046
	LYB International Finance III LLC	2.250%	10/1/30	15,634	12,822
	Martin Marietta Materials Inc.	3.500%	12/15/27	20,961	20,037
[1]	Martin Marietta Materials Inc.	2.500%	3/15/30	13,775	11,617
	Martin Marietta Materials Inc.	2.400%	7/15/31	19,012	15,647
	Mosaic Co.	4.050%	11/15/27	16,839	16,353
	NewMarket Corp.	2.700%	3/18/31	8,875	7,144
	Newmont Corp.	2.800%	10/1/29	22,081	19,276
	Newmont Corp.	2.250%	10/1/30	28,698	23,584
	Newmont Corp.	2.600%	7/15/32	22,615	18,488
	Nucor Corp.	3.950%	5/1/28	4,301	4,176
	Nucor Corp.	2.700%	6/1/30	14,777	12,897
	Nucor Corp.	3.125%	4/1/32	12,246	10,766
	Nutrien Ltd.	4.200%	4/1/29	18,148	17,620
	Nutrien Ltd.	2.950%	5/13/30	18,614	16,483
	Packaging Corp. of America	3.400%	12/15/27	12,712	12,008
	Packaging Corp. of America	3.000%	12/15/29	9,691	8,605
	PPG Industries Inc.	3.750%	3/15/28	17,423	16,877
	PPG Industries Inc.	2.800%	8/15/29	11,600	10,442
	PPG Industries Inc.	2.550%	6/15/30	14,889	13,010
	Reliance Steel & Aluminum Co.	2.150%	8/15/30	12,449	10,054
	Rio Tinto Alcan Inc.	7.250%	3/15/31	8,476	10,038
	Rio Tinto Finance USA Ltd.	7.125%	7/15/28	17,495	19,760
	Rohm & Haas Co.	7.850%	7/15/29	15,727	18,362
	RPM International Inc.	4.550%	3/1/29	18,513	17,723
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	RPM International Inc.	2.950%	1/15/32	7,810	6,357
	Sherwin-Williams Co.	2.950%	8/15/29	38,010	34,138
	Sherwin-Williams Co.	2.300%	5/15/30	20,107	16,955
	Sherwin-Williams Co.	2.200%	3/15/32	11,080	8,989
	Sonoco Products Co.	3.125%	5/1/30	16,536	14,335
	Sonoco Products Co.	2.850%	2/1/32	9,278	7,749
	Steel Dynamics Inc.	1.650%	10/15/27	9,766	8,344
	Steel Dynamics Inc.	3.450%	4/15/30	27,549	24,552
	Steel Dynamics Inc.	3.250%	1/15/31	24,153	20,868
	Suzano Austria GmbH	2.500%	9/15/28	7,435	6,275
	Suzano Austria GmbH	6.000%	1/15/29	41,159	41,144
	Suzano Austria GmbH	5.000%	1/15/30	29,573	27,653
	Suzano Austria GmbH	3.750%	1/15/31	25,889	21,927
[1]	Suzano Austria GmbH	3.125%	1/15/32	31,740	25,047
	Teck Resources Ltd.	3.900%	7/15/30	13,900	12,583
	Vale Overseas Ltd.	3.750%	7/8/30	32,595	28,289
	Vulcan Materials Co.	3.500%	6/1/30	13,840	12,506
	Westlake Corp.	3.375%	6/15/30	8,580	7,698
	WestRock MWV LLC	8.200%	1/15/30	4,078	4,774
	WestRock MWV LLC	7.950%	2/15/31	5,384	6,292
	WRKCo Inc.	3.375%	9/15/27	13,825	13,013
	WRKCo Inc.	4.000%	3/15/28	14,184	13,689
	WRKCo Inc.	3.900%	6/1/28	22,324	21,436
	WRKCo Inc.	4.900%	3/15/29	36,769	36,744
					1,316,644
Real Estate (6.7%)
	Agree LP	2.000%	6/15/28	8,771	7,393
	Agree LP	2.900%	10/1/30	6,108	5,174
	Agree LP	4.800%	10/1/32	4,000	3,845
	Alexandria Real Estate Equities Inc.	3.950%	1/15/28	12,706	12,230
	Alexandria Real Estate Equities Inc.	4.500%	7/30/29	6,406	6,225
	Alexandria Real Estate Equities Inc.	2.750%	12/15/29	19,171	16,726
	Alexandria Real Estate Equities Inc.	4.700%	7/1/30	14,318	14,083
	Alexandria Real Estate Equities Inc.	4.900%	12/15/30	22,645	22,518
	Alexandria Real Estate Equities Inc.	3.375%	8/15/31	4,276	3,807
	Alexandria Real Estate Equities Inc.	2.000%	5/18/32	22,733	17,929
	American Assets Trust LP	3.375%	2/1/31	13,446	11,253
	American Homes 4 Rent LP	4.250%	2/15/28	12,796	12,358
	American Homes 4 Rent LP	4.900%	2/15/29	12,512	12,217
	American Homes 4 Rent LP	2.375%	7/15/31	16,060	12,845
	American Homes 4 Rent LP	3.625%	4/15/32	16,721	14,598
	American Tower Corp.	3.600%	1/15/28	17,155	15,961
	American Tower Corp.	1.500%	1/31/28	17,540	14,718
	American Tower Corp.	3.950%	3/15/29	17,597	16,494
	American Tower Corp.	3.800%	8/15/29	33,993	31,341
	American Tower Corp.	2.900%	1/15/30	17,755	15,301
	American Tower Corp.	2.100%	6/15/30	15,729	12,710
	American Tower Corp.	1.875%	10/15/30	12,623	9,960
	American Tower Corp.	2.700%	4/15/31	30,579	25,371
	American Tower Corp.	2.300%	9/15/31	16,670	13,238
	American Tower Corp.	4.050%	3/15/32	15,150	13,922
[1]	AvalonBay Communities Inc.	3.200%	1/15/28	10,735	10,053
	AvalonBay Communities Inc.	1.900%	12/1/28	17,743	15,274
[1]	AvalonBay Communities Inc.	3.300%	6/1/29	6,431	5,968
[1]	AvalonBay Communities Inc.	2.300%	3/1/30	16,872	14,672
[1]	AvalonBay Communities Inc.	2.450%	1/15/31	12,380	10,712
	AvalonBay Communities Inc.	2.050%	1/15/32	5,045	4,149
	Boston Properties LP	4.500%	12/1/28	7,587	7,381
	Boston Properties LP	3.400%	6/21/29	21,957	19,645
	Boston Properties LP	2.900%	3/15/30	14,792	12,593
	Boston Properties LP	3.250%	1/30/31	49,329	42,458
	Boston Properties LP	2.550%	4/1/32	20,951	16,665
	Brandywine Operating Partnership LP	3.950%	11/15/27	7,397	6,824
	Brandywine Operating Partnership LP	4.550%	10/1/29	11,632	10,923
	Brixmor Operating Partnership LP	2.250%	4/1/28	3,145	2,662

Intermediate-Term Corporate Bond Index Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Brixmor Operating Partnership LP	4.125%	5/15/29	15,998	14,570
Brixmor Operating Partnership LP	4.050%	7/1/30	29,653	26,383
Brixmor Operating Partnership LP	2.500%	8/16/31	12,755	9,877
Broadstone Net Lease LLC	2.600%	9/15/31	9,855	7,755
Camden Property Trust	4.100%	10/15/28	9,626	9,401
Camden Property Trust	3.150%	7/1/29	23,296	21,311
Camden Property Trust	2.800%	5/15/30	18,003	15,945
CBRE Services Inc.	2.500%	4/1/31	12,925	10,360
Corporate Office Properties LP	2.250%	3/15/26	432	387
Corporate Office Properties LP	2.000%	1/15/29	18,124	14,329
Corporate Office Properties LP	2.750%	4/15/31	18,546	14,588
Crown Castle Inc.	3.650%	9/1/27	24,631	23,421
Crown Castle Inc.	3.800%	2/15/28	26,122	24,662
Crown Castle Inc.	4.300%	2/15/29	19,485	18,719
Crown Castle Inc.	3.100%	11/15/29	10,802	9,544
Crown Castle Inc.	3.300%	7/1/30	22,617	20,081
Crown Castle Inc.	2.250%	1/15/31	19,455	15,763
Crown Castle Inc.	2.100%	4/1/31	26,042	20,737
Crown Castle Inc.	2.500%	7/15/31	21,793	17,903
CubeSmart LP	2.250%	12/15/28	16,100	13,610
CubeSmart LP	4.375%	2/15/29	9,601	9,241
CubeSmart LP	3.000%	2/15/30	3,471	3,032
CubeSmart LP	2.000%	2/15/31	15,608	12,340
CubeSmart LP	2.500%	2/15/32	9,818	7,920
Digital Realty Trust LP	4.450%	7/15/28	13,500	13,201
Digital Realty Trust LP	3.600%	7/1/29	36,693	33,789
Duke Realty LP	3.375%	12/15/27	10,494	9,910
Duke Realty LP	4.000%	9/15/28	13,219	12,809
Duke Realty LP	2.875%	11/15/29	10,384	9,265
Duke Realty LP	1.750%	7/1/30	11,877	9,702
Duke Realty LP	1.750%	2/1/31	7,050	5,679
Duke Realty LP	2.250%	1/15/32	11,335	9,420
EPR Properties	3.750%	8/15/29	24,200	20,312
EPR Properties	3.600%	11/15/31	7,375	5,769
Equinix Inc.	1.550%	3/15/28	9,727	8,247
Equinix Inc.	2.000%	5/15/28	10,945	9,408
Equinix Inc.	3.200%	11/18/29	25,114	22,491
Equinix Inc.	2.150%	7/15/30	27,255	22,234
Equinix Inc.	2.500%	5/15/31	23,445	19,272
Equinix Inc.	3.900%	4/15/32	29,730	26,985
ERP Operating LP	3.500%	3/1/28	13,401	12,629
ERP Operating LP	4.150%	12/1/28	8,502	8,213
ERP Operating LP	3.000%	7/1/29	13,668	12,375
ERP Operating LP	2.500%	2/15/30	21,108	18,372
ERP Operating LP	1.850%	8/1/31	15,785	12,785
Essential Properties LP	2.950%	7/15/31	10,324	7,928
Essex Portfolio LP	1.700%	3/1/28	5,122	4,360
Essex Portfolio LP	4.000%	3/1/29	11,135	10,513
Essex Portfolio LP	3.000%	1/15/30	21,336	18,663
Essex Portfolio LP	1.650%	1/15/31	9,839	7,632
Essex Portfolio LP	2.550%	6/15/31	3,305	2,745
Essex Portfolio LP	2.650%	3/15/32	4,785	3,918
Extra Space Storage LP	3.900%	4/1/29	4,458	4,144
Extra Space Storage LP	2.550%	6/1/31	14,482	11,832
Extra Space Storage LP	2.350%	3/15/32	11,663	9,172
Federal Realty Investment Trust	3.200%	6/15/29	9,082	8,113
Federal Realty Investment Trust	3.500%	6/1/30	9,629	8,624
GLP Capital LP	5.750%	6/1/28	17,983	17,833
GLP Capital LP	5.300%	1/15/29	21,672	20,999
GLP Capital LP	4.000%	1/15/30	20,283	17,778
GLP Capital LP	4.000%	1/15/31	12,098	10,532
GLP Capital LP	3.250%	1/15/32	16,510	13,363
Healthcare Realty Holdings LP	3.625%	1/15/28	13,804	12,652
Healthcare Realty Holdings LP	3.100%	2/15/30	14,151	12,168
Healthcare Realty Holdings LP	2.000%	3/15/31	21,816	16,987
Healthcare Realty Holdings LP	2.050%	3/15/31	5,891	4,542
Healthpeak Properties Inc.	2.125%	12/1/28	4,895	4,224
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Healthpeak Properties Inc.	3.500%	7/15/29	13,569	12,494
	Healthpeak Properties Inc.	3.000%	1/15/30	28,219	24,968
	Healthpeak Properties Inc.	2.875%	1/15/31	16,228	14,010
	Highwoods Realty LP	4.125%	3/15/28	11,973	11,305
	Highwoods Realty LP	4.200%	4/15/29	13,216	12,185
	Highwoods Realty LP	3.050%	2/15/30	14,786	12,602
	Highwoods Realty LP	2.600%	2/1/31	3,558	2,830
[1]	Host Hotels & Resorts LP	3.375%	12/15/29	16,564	14,120
[1]	Host Hotels & Resorts LP	3.500%	9/15/30	16,691	14,109
[1]	Host Hotels & Resorts LP	2.900%	12/15/31	15,022	11,700
	Hudson Pacific Properties LP	3.950%	11/1/27	6,382	5,982
	Hudson Pacific Properties LP	4.650%	4/1/29	14,486	13,613
	Hudson Pacific Properties LP	3.250%	1/15/30	13,595	11,502
	Invitation Homes Operating Partnership LP	2.300%	11/15/28	16,270	13,580
	Invitation Homes Operating Partnership LP	2.000%	8/15/31	16,330	12,378
	Invitation Homes Operating Partnership LP	4.150%	4/15/32	14,508	12,978
	Kilroy Realty LP	4.750%	12/15/28	10,438	10,034
	Kilroy Realty LP	4.250%	8/15/29	3,029	2,815
	Kilroy Realty LP	3.050%	2/15/30	14,301	12,106
	Kimco Realty Corp.	1.900%	3/1/28	15,430	13,242
	Kimco Realty Corp.	2.700%	10/1/30	9,363	7,954
	Kimco Realty Corp.	2.250%	12/1/31	2,642	2,119
	Kimco Realty Corp.	3.200%	4/1/32	10,779	9,332
	Kite Realty Group Trust	4.750%	9/15/30	10,412	9,526
	Life Storage LP	3.875%	12/15/27	9,768	9,223
	Life Storage LP	4.000%	6/15/29	12,155	11,315
	Life Storage LP	2.200%	10/15/30	9,750	7,836
	Life Storage LP	2.400%	10/15/31	15,155	12,113
	LXP Industrial Trust	2.700%	9/15/30	11,731	9,482
	LXP Industrial Trust	2.375%	10/1/31	8,769	6,691
	Mid-America Apartments LP	4.200%	6/15/28	12,616	12,286
	Mid-America Apartments LP	3.950%	3/15/29	25,640	24,456
	Mid-America Apartments LP	2.750%	3/15/30	5,033	4,377
	Mid-America Apartments LP	1.700%	2/15/31	7,035	5,600
	National Health Investors Inc.	3.000%	2/1/31	13,653	10,339
	National Retail Properties Inc.	3.500%	10/15/27	9,554	8,866
	National Retail Properties Inc.	4.300%	10/15/28	15,714	15,025
	National Retail Properties Inc.	2.500%	4/15/30	9,804	8,281
	Office Properties Income Trust	3.450%	10/15/31	10,550	6,998
	Omega Healthcare Investors Inc.	4.750%	1/15/28	13,244	12,649
	Omega Healthcare Investors Inc.	3.625%	10/1/29	19,167	16,356
	Omega Healthcare Investors Inc.	3.375%	2/1/31	5,316	4,329
	Phillips Edison Grocery Center Operating Partnership I LP	2.625%	11/15/31	3,468	2,655
	Physicians Realty LP	3.950%	1/15/28	12,668	11,954
	Physicians Realty LP	2.625%	11/1/31	30,581	24,687
	Piedmont Operating Partnership LP	3.150%	8/15/30	5,854	4,824
	Piedmont Operating Partnership LP	2.750%	4/1/32	8,181	6,240
	Prologis LP	2.125%	4/15/27	7,510	6,918
	Prologis LP	3.875%	9/15/28	10,660	10,332
	Prologis LP	4.375%	2/1/29	3,997	3,948
	Prologis LP	2.250%	4/15/30	25,379	22,000
	Prologis LP	1.250%	10/15/30	16,505	13,205
	Prologis LP	1.625%	3/15/31	10,535	8,595
	Public Storage	3.094%	9/15/27	7,101	6,773
	Public Storage	1.850%	5/1/28	13,772	12,185
	Public Storage	1.950%	11/9/28	7,029	6,167
	Public Storage	3.385%	5/1/29	16,183	15,253
	Public Storage	2.300%	5/1/31	6,451	5,493
	Public Storage	2.250%	11/9/31	37,090	31,097
	Rayonier LP	2.750%	5/17/31	8,975	7,379
	Realty Income Corp.	3.400%	1/15/28	18,433	17,292
	Realty Income Corp.	3.650%	1/15/28	10,327	9,901
	Realty Income Corp.	2.200%	6/15/28	13,198	11,586

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Realty Income Corp.	3.250%	6/15/29	5,712	5,263
	Realty Income Corp.	3.100%	12/15/29	13,944	12,678
	Realty Income Corp.	3.250%	1/15/31	20,139	18,081
	Regency Centers LP	4.125%	3/15/28	12,056	11,603
	Regency Centers LP	2.950%	9/15/29	10,798	9,412
	Regency Centers LP	3.700%	6/15/30	8,300	7,523
	Rexford Industrial Realty LP	2.125%	12/1/30	7,016	5,656
	Rexford Industrial Realty LP	2.150%	9/1/31	13,860	11,054
	Sabra Health Care LP	3.900%	10/15/29	15,493	13,611
	Sabra Health Care LP	3.200%	12/1/31	14,105	11,205
	Safehold Operating Partnership LP	2.800%	6/15/31	11,030	8,857
	Safehold Operating Partnership LP	2.850%	1/15/32	3,465	2,763
	Simon Property Group LP	3.375%	6/15/27	13,381	12,781
	Simon Property Group LP	3.375%	12/1/27	19,377	18,320
	Simon Property Group LP	1.750%	2/1/28	16,470	14,261
	Simon Property Group LP	2.450%	9/13/29	19,933	17,188
	Simon Property Group LP	2.650%	7/15/30	24,429	21,030
	Simon Property Group LP	2.200%	2/1/31	19,152	15,686
	Simon Property Group LP	2.250%	1/15/32	34,755	27,885
	Simon Property Group LP	2.650%	2/1/32	2,165	1,803
	Spirit Realty LP	3.200%	1/15/27	9	8
	Spirit Realty LP	2.100%	3/15/28	13,999	11,685
	Spirit Realty LP	4.000%	7/15/29	16,489	14,961
	Spirit Realty LP	3.400%	1/15/30	11,928	10,274
	Spirit Realty LP	3.200%	2/15/31	4,735	3,934
	Spirit Realty LP	2.700%	2/15/32	5,429	4,209
	STORE Capital Corp.	4.500%	3/15/28	8,366	8,034
	STORE Capital Corp.	4.625%	3/15/29	8,281	8,018
	STORE Capital Corp.	2.750%	11/18/30	9,976	8,100
	STORE Capital Corp.	2.700%	12/1/31	9,595	7,593
	Sun Communities Operating LP	2.300%	11/1/28	7,950	6,718
	Sun Communities Operating LP	2.700%	7/15/31	33,727	27,060
	Sun Communities Operating LP	4.200%	4/15/32	7,843	7,007
	Tanger Properties LP	2.750%	9/1/31	9,889	7,507
[1]	UDR Inc.	3.500%	1/15/28	8,312	7,722
[1]	UDR Inc.	4.400%	1/26/29	12,890	12,424
[1]	UDR Inc.	3.200%	1/15/30	13,494	11,936
	UDR Inc.	3.000%	8/15/31	7,632	6,514
[1]	UDR Inc.	2.100%	8/1/32	5,096	3,946
	Ventas Realty LP	4.000%	3/1/28	13,718	13,070
	Ventas Realty LP	4.400%	1/15/29	26,472	25,517
	Ventas Realty LP	3.000%	1/15/30	16,425	14,313
	Ventas Realty LP	4.750%	11/15/30	5,596	5,425
	Ventas Realty LP	2.500%	9/1/31	4,170	3,408
	VICI Properties LP	4.750%	2/15/28	31,955	30,707
	VICI Properties LP	4.950%	2/15/30	24,623	23,510
	VICI Properties LP	5.125%	5/15/32	39,835	37,961
	Vornado Realty LP	3.400%	6/1/31	11,375	9,236
	Welltower Inc.	4.250%	4/15/28	16,906	16,446
	Welltower Inc.	4.125%	3/15/29	14,494	13,764
	Welltower Inc.	3.100%	1/15/30	23,958	21,091
	Welltower Inc.	2.750%	1/15/31	28,698	24,114
	Welltower Inc.	2.800%	6/1/31	16,032	13,549
	Welltower Inc.	2.750%	1/15/32	12,725	10,527
	Welltower Inc.	3.850%	6/15/32	7,766	7,066
	Weyerhaeuser Co.	6.950%	10/1/27	4,574	5,035
	Weyerhaeuser Co.	4.000%	11/15/29	18,732	17,732
	Weyerhaeuser Co.	4.000%	4/15/30	34,561	32,577
	Weyerhaeuser Co.	7.375%	3/15/32	3,649	4,213
	WP Carey Inc.	3.850%	7/15/29	7,152	6,631
	WP Carey Inc.	2.400%	2/1/31	13,034	10,602
	WP Carey Inc.	2.450%	2/1/32	9,755	7,776
					2,856,434
Technology (8.4%)
	Adobe Inc.	2.300%	2/1/30	34,375	30,432
	Advanced Micro Devices Inc.	3.924%	6/1/32	25,250	24,418
	Amdocs Ltd.	2.538%	6/15/30	13,003	10,817
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Analog Devices Inc.	1.700%	10/1/28	23,845	20,894
	Analog Devices Inc.	2.100%	10/1/31	26,942	22,878
	Apple Inc.	2.900%	9/12/27	56,063	53,644
	Apple Inc.	3.000%	11/13/27	34,844	33,476
	Apple Inc.	1.200%	2/8/28	68,992	60,003
	Apple Inc.	1.400%	8/5/28	56,394	49,080
	Apple Inc.	2.200%	9/11/29	40,357	36,087
	Apple Inc.	1.650%	5/11/30	39,212	33,290
	Apple Inc.	1.250%	8/20/30	31,808	25,984
	Apple Inc.	1.650%	2/8/31	82,550	68,640
	Apple Inc.	1.700%	8/5/31	20,992	17,486
	Apple Inc.	3.350%	8/8/32	29,400	27,797
	Applied Materials Inc.	1.750%	6/1/30	21,331	17,910
	Arrow Electronics Inc.	3.875%	1/12/28	12,604	11,897
	Autodesk Inc.	2.850%	1/15/30	11,875	10,533
	Autodesk Inc.	2.400%	12/15/31	19,865	16,408
	Automatic Data Processing Inc.	1.700%	5/15/28	33,940	30,388
	Automatic Data Processing Inc.	1.250%	9/1/30	23,940	19,580
	Avnet Inc.	3.000%	5/15/31	8,410	6,679
	Avnet Inc.	5.500%	6/1/32	3,084	2,940
	Broadcom Corp.	3.500%	1/15/28	18,165	16,797
[2]	Broadcom Inc.	1.950%	2/15/28	14,420	12,367
	Broadcom Inc.	4.110%	9/15/28	43,508	41,410
[2]	Broadcom Inc.	4.000%	4/15/29	6,914	6,409
	Broadcom Inc.	4.750%	4/15/29	55,766	54,819
	Broadcom Inc.	5.000%	4/15/30	24,579	24,025
	Broadcom Inc.	4.150%	11/15/30	57,923	52,824
[2]	Broadcom Inc.	2.450%	2/15/31	63,762	50,881
[2]	Broadcom Inc.	4.150%	4/15/32	10,000	8,955
	Broadridge Financial Solutions Inc.	2.900%	12/1/29	17,595	15,488
	Broadridge Financial Solutions Inc.	2.600%	5/1/31	26,935	22,666
	CDW LLC	4.250%	4/1/28	8,539	7,892
	CDW LLC	3.250%	2/15/29	13,934	12,118
	CDW LLC	3.569%	12/1/31	30,320	25,519
[2]	CGI Inc.	2.300%	9/14/31	1	—
	CGI Inc.	2.300%	9/14/31	10,642	8,427
	Cintas Corp. No. 2	4.000%	5/1/32	800	782
	Citrix Systems Inc.	4.500%	12/1/27	18,505	18,455
	Citrix Systems Inc.	3.300%	3/1/30	19,776	19,418
	Dell Inc.	7.100%	4/15/28	1,715	1,868
	Dell International LLC	5.300%	10/1/29	50,646	50,349
	Dell International LLC	6.200%	7/15/30	14,723	15,309
	DXC Technology Co.	2.375%	9/15/28	28,730	24,445
	Equifax Inc.	3.100%	5/15/30	15,027	13,116
	Equifax Inc.	2.350%	9/15/31	36,546	29,461
	Fidelity National Information Services Inc.	1.650%	3/1/28	19,455	16,632
	Fidelity National Information Services Inc.	3.750%	5/21/29	15,997	15,030
	Fidelity National Information Services Inc.	2.250%	3/1/31	36,620	29,757
	Fiserv Inc.	4.200%	10/1/28	33,590	32,575
	Fiserv Inc.	3.500%	7/1/29	75,883	69,354
	Fiserv Inc.	2.650%	6/1/30	20,896	17,865
	Flex Ltd.	4.875%	6/15/29	15,022	14,190
	Flex Ltd.	4.875%	5/12/30	15,145	14,297
	Fortinet Inc.	2.200%	3/15/31	9,913	7,850
	GXO Logistics Inc.	2.650%	7/15/31	11,955	9,144
	HP Inc.	4.750%	1/15/28	23,848	23,485
	HP Inc.	4.000%	4/15/29	23,072	21,639
	HP Inc.	3.400%	6/17/30	25,310	21,894
	HP Inc.	2.650%	6/17/31	32,153	25,550
	HP Inc.	4.200%	4/15/32	28,870	25,492
	Hubbell Inc.	3.150%	8/15/27	3,628	3,396
	Hubbell Inc.	3.500%	2/15/28	12,124	11,567
	Hubbell Inc.	2.300%	3/15/31	7,739	6,471
	Intel Corp.	1.600%	8/12/28	28,689	24,870

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Intel Corp.	4.000%	8/5/29	16,500	16,046
	Intel Corp.	2.450%	11/15/29	46,261	40,617
	Intel Corp.	3.900%	3/25/30	26,976	26,087
	Intel Corp.	2.000%	8/12/31	33,480	27,611
	Intel Corp.	4.150%	8/5/32	28,000	27,089
	International Business Machines Corp.	6.500%	1/15/28	5,235	5,731
	International Business Machines Corp.	3.500%	5/15/29	79,488	75,043
	International Business Machines Corp.	1.950%	5/15/30	37,238	31,089
	International Business Machines Corp.	2.720%	2/9/32	8,295	7,190
	International Business Machines Corp.	4.400%	7/27/32	10,875	10,695
	Intuit Inc.	1.650%	7/15/30	9,640	7,942
	Jabil Inc.	3.950%	1/12/28	11,176	10,535
	Jabil Inc.	3.600%	1/15/30	11,610	10,165
	Jabil Inc.	3.000%	1/15/31	15,662	13,050
	Juniper Networks Inc.	3.750%	8/15/29	11,511	10,460
	Juniper Networks Inc.	2.000%	12/10/30	17,494	13,624
	KLA Corp.	4.100%	3/15/29	22,870	22,737
	KLA Corp.	4.650%	7/15/32	8,675	8,824
[2]	Kyndryl Holdings Inc.	2.700%	10/15/28	12,854	9,937
[2]	Kyndryl Holdings Inc.	3.150%	10/15/31	17,159	12,019
	Lam Research Corp.	4.000%	3/15/29	14,166	13,920
	Lam Research Corp.	1.900%	6/15/30	25,680	21,579
	Leidos Inc.	4.375%	5/15/30	20,388	18,875
	Leidos Inc.	2.300%	2/15/31	26,977	21,182
	Marvell Technology Inc.	2.450%	4/15/28	17,780	15,442
[1]	Marvell Technology Inc.	4.875%	6/22/28	13,510	13,254
	Marvell Technology Inc.	2.950%	4/15/31	18,442	15,187
	Micron Technology Inc.	5.327%	2/6/29	15,350	15,147
	Micron Technology Inc.	4.663%	2/15/30	18,860	17,751
	Micron Technology Inc.	2.703%	4/15/32	20,835	16,212
	Moody's Corp.	3.250%	1/15/28	8,276	7,801
	Moody's Corp.	4.250%	2/1/29	14,571	14,389
	Moody's Corp.	2.000%	8/19/31	7,065	5,701
	Motorola Solutions Inc.	4.600%	2/23/28	17,933	17,644
	Motorola Solutions Inc.	4.600%	5/23/29	17,577	16,936
	Motorola Solutions Inc.	2.300%	11/15/30	25,979	20,665
	Motorola Solutions Inc.	2.750%	5/24/31	15,825	12,865
	Motorola Solutions Inc.	5.600%	6/1/32	17,610	17,671
	NetApp Inc.	2.700%	6/22/30	16,731	14,375
	NVIDIA Corp.	1.550%	6/15/28	35,520	30,955
	NVIDIA Corp.	2.850%	4/1/30	31,102	28,101
	NVIDIA Corp.	2.000%	6/15/31	35,140	29,675
	NXP BV	5.550%	12/1/28	11,764	11,988
	NXP BV	4.300%	6/18/29	27,117	25,615
	NXP BV	3.400%	5/1/30	23,560	20,856
	NXP BV	2.500%	5/11/31	36,365	29,356
	NXP BV	2.650%	2/15/32	23,740	19,170
	Oracle Corp.	3.250%	11/15/27	65,011	60,116
	Oracle Corp.	2.300%	3/25/28	52,114	45,339
	Oracle Corp.	2.950%	4/1/30	83,269	70,974
	Oracle Corp.	3.250%	5/15/30	13,072	11,367
	Oracle Corp.	2.875%	3/25/31	86,064	71,355
	Qorvo Inc.	4.375%	10/15/29	19,805	17,630
	QUALCOMM Inc.	1.300%	5/20/28	23,108	19,947
	QUALCOMM Inc.	2.150%	5/20/30	27,542	24,107
	QUALCOMM Inc.	1.650%	5/20/32	22,384	17,982
	QUALCOMM Inc.	4.250%	5/20/32	11,294	11,397
	Quanta Services Inc.	2.900%	10/1/30	26,473	22,473
	Quanta Services Inc.	2.350%	1/15/32	2,211	1,744
	RELX Capital Inc.	4.000%	3/18/29	20,268	19,528
	RELX Capital Inc.	3.000%	5/22/30	20,915	18,716
	RELX Capital Inc.	4.750%	5/20/32	14,731	14,796
	Roper Technologies Inc.	1.400%	9/15/27	24,860	21,292
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Roper Technologies Inc.	4.200%	9/15/28	7,599	7,417
	Roper Technologies Inc.	2.950%	9/15/29	18,439	16,251
	Roper Technologies Inc.	2.000%	6/30/30	12,230	9,962
	Roper Technologies Inc.	1.750%	2/15/31	40,631	31,893
[2]	S&P Global Inc.	4.750%	8/1/28	21,022	21,537
[2]	S&P Global Inc.	2.700%	3/1/29	28,385	25,846
[2]	S&P Global Inc.	4.250%	5/1/29	27,171	26,819
	S&P Global Inc.	2.500%	12/1/29	15,491	13,707
	S&P Global Inc.	1.250%	8/15/30	14,215	11,375
[2]	S&P Global Inc.	2.900%	3/1/32	41,341	36,696
	Salesforce Inc.	3.700%	4/11/28	33,707	33,338
	Salesforce Inc.	1.500%	7/15/28	33,115	29,041
	Salesforce Inc.	1.950%	7/15/31	41,149	34,723
	ServiceNow Inc.	1.400%	9/1/30	37,502	29,450
	Skyworks Solutions Inc.	3.000%	6/1/31	20,114	16,388
	TD SYNNEX Corp.	2.375%	8/9/28	14,155	11,875
	TD SYNNEX Corp.	2.650%	8/9/31	14,773	11,739
	Teledyne FLIR LLC	2.500%	8/1/30	15,279	12,552
	Texas Instruments Inc.	2.900%	11/3/27	9,484	9,041
	Texas Instruments Inc.	2.250%	9/4/29	11,315	10,085
	Texas Instruments Inc.	1.750%	5/4/30	18,899	16,086
	Texas Instruments Inc.	1.900%	9/15/31	14,963	12,605
	TSMC Arizona Corp.	4.125%	4/22/29	11,751	11,554
	TSMC Arizona Corp.	2.500%	10/25/31	31,125	26,348
	TSMC Arizona Corp.	4.250%	4/22/32	28,439	28,004
	Verisk Analytics Inc.	4.125%	3/15/29	24,066	23,013
	VMware Inc.	1.800%	8/15/28	24,428	20,333
	VMware Inc.	4.700%	5/15/30	31,876	30,249
	VMware Inc.	2.200%	8/15/31	35,807	27,951
	Western Digital Corp.	2.850%	2/1/29	17,628	14,373
	Western Digital Corp.	3.100%	2/1/32	8,622	6,499
	Workday Inc.	3.700%	4/1/29	11,921	11,182
	Workday Inc.	3.800%	4/1/32	45,050	41,138
	Xilinx Inc.	2.375%	6/1/30	12,628	11,032
					3,563,787
Utilities (7.4%)
	AEP Texas Inc.	3.950%	6/1/28	16,934	16,314
[1]	AEP Texas Inc.	2.100%	7/1/30	15,443	12,759
	AEP Texas Inc.	4.700%	5/15/32	9,565	9,297
	AES Corp.	2.450%	1/15/31	23,975	19,801
	Alabama Power Co.	3.750%	9/1/27	7,805	7,659
[1]	Alabama Power Co.	1.450%	9/15/30	16,859	13,719
	Alabama Power Co.	3.050%	3/15/32	10,710	9,761
	Alabama Power Co.	3.940%	9/1/32	11,000	10,625
	Ameren Corp.	1.750%	3/15/28	15,370	13,185
	Ameren Corp.	3.500%	1/15/31	22,366	20,395
	Ameren Illinois Co.	3.800%	5/15/28	6,050	5,903
	Ameren Illinois Co.	1.550%	11/15/30	10,649	8,685
	Ameren Illinois Co.	3.850%	9/1/32	11,950	11,492
	American Electric Power Co. Inc.	3.200%	11/13/27	8,991	8,461
[1]	American Electric Power Co. Inc.	4.300%	12/1/28	9,335	9,065
	American Electric Power Co. Inc.	2.300%	3/1/30	9,381	7,879
	American Water Capital Corp.	2.950%	9/1/27	6,662	6,268
	American Water Capital Corp.	3.750%	9/1/28	11,288	10,936
	American Water Capital Corp.	3.450%	6/1/29	12,126	11,302
	American Water Capital Corp.	2.800%	5/1/30	15,975	14,300
	American Water Capital Corp.	2.300%	6/1/31	15,805	13,403
	American Water Capital Corp.	4.450%	6/1/32	21,065	20,906
[1]	Appalachian Power Co.	2.700%	4/1/31	29,271	24,869
[1]	Appalachian Power Co.	4.500%	8/1/32	8,872	8,551
	Arizona Public Service Co.	2.950%	9/15/27	5,288	4,881
	Arizona Public Service Co.	2.600%	8/15/29	12,691	10,958
	Arizona Public Service Co.	2.200%	12/15/31	745	596
	Atlantic City Electric Co.	4.000%	10/15/28	5,989	5,858
	Atlantic City Electric Co.	2.300%	3/15/31	14,769	12,778
	Atmos Energy Corp.	2.625%	9/15/29	12,187	10,881
	Atmos Energy Corp.	1.500%	1/15/31	13,030	10,399

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Avangrid Inc.	3.800%	6/1/29	18,291	17,096
	Baltimore Gas & Electric Co.	2.250%	6/15/31	17,200	14,588
	Berkshire Hathaway Energy Co.	3.250%	4/15/28	16,504	15,596
	Berkshire Hathaway Energy Co.	3.700%	7/15/30	24,675	23,499
	Berkshire Hathaway Energy Co.	1.650%	5/15/31	16,895	13,542
	Black Hills Corp.	3.050%	10/15/29	14,421	12,593
	Black Hills Corp.	2.500%	6/15/30	9,172	7,594
[1]	CenterPoint Energy Houston Electric LLC	2.350%	4/1/31	12,003	10,391
[1]	CenterPoint Energy Houston Electric LLC	3.000%	3/1/32	7,912	7,178
	CenterPoint Energy Inc.	4.250%	11/1/28	3,850	3,692
	CenterPoint Energy Inc.	2.950%	3/1/30	17,800	15,849
	CenterPoint Energy Inc.	2.650%	6/1/31	20,725	17,703
	CenterPoint Energy Resources Corp.	4.000%	4/1/28	2,451	2,374
	CenterPoint Energy Resources Corp.	1.750%	10/1/30	10,622	8,671
	Cleco Corporate Holdings LLC	3.375%	9/15/29	2,030	1,793
	CMS Energy Corp.	3.450%	8/15/27	7,687	7,302
[1]	CMS Energy Corp.	4.750%	6/1/50	17,667	16,268
	CMS Energy Corp.	3.750%	12/1/50	9,418	7,626
[1]	Commonwealth Edison Co.	2.950%	8/15/27	9,096	8,633
	Commonwealth Edison Co.	3.700%	8/15/28	3,246	3,150
	Commonwealth Edison Co.	2.200%	3/1/30	7,303	6,375
[1]	Commonwealth Edison Co.	3.150%	3/15/32	5,885	5,380
[1]	Connecticut Light & Power Co.	2.050%	7/1/31	15,606	13,163
[1]	Consolidated Edison Co. of New York Inc.	3.125%	11/15/27	7,490	7,118
	Consolidated Edison Co. of New York Inc.	3.800%	5/15/28	6,130	5,969
[1]	Consolidated Edison Co. of New York Inc.	4.000%	12/1/28	7,885	7,755
[1]	Consolidated Edison Co. of New York Inc.	3.350%	4/1/30	12,514	11,684
	Consolidated Edison Co. of New York Inc.	2.400%	6/15/31	25,153	21,495
	Consumers Energy Co.	3.800%	11/15/28	7,105	6,898
	Consumers Energy Co.	3.600%	8/15/32	2,626	2,497
	Dominion Energy Inc.	4.250%	6/1/28	11,422	11,226
[1]	Dominion Energy Inc.	3.375%	4/1/30	37,581	34,235
[1]	Dominion Energy Inc.	2.250%	8/15/31	14,745	12,225
[1]	Dominion Energy Inc.	4.350%	8/15/32	10,370	10,008
[1]	Dominion Energy South Carolina Inc.	2.300%	12/1/31	14,720	12,438
	Dominion Energy South Carolina Inc.	6.625%	2/1/32	3,278	3,764
[1]	DTE Electric Co.	1.900%	4/1/28	9,620	8,534
	DTE Electric Co.	2.250%	3/1/30	11,620	10,108
[1]	DTE Electric Co.	2.625%	3/1/31	13,661	12,090
[1]	DTE Electric Co.	3.000%	3/1/32	10,660	9,636
[1]	DTE Energy Co.	3.400%	6/15/29	23,654	21,652
	DTE Energy Co.	2.950%	3/1/30	12,966	11,429
	Duke Energy Carolinas LLC	3.950%	11/15/28	19,560	19,220
[1]	Duke Energy Carolinas LLC	6.000%	12/1/28	6,090	6,526
	Duke Energy Carolinas LLC	2.450%	8/15/29	18,804	16,763
	Duke Energy Carolinas LLC	2.450%	2/1/30	9,470	8,388
	Duke Energy Carolinas LLC	2.550%	4/15/31	18,315	16,019
	Duke Energy Carolinas LLC	2.850%	3/15/32	14,415	12,785
	Duke Energy Corp.	2.650%	9/1/26	16,212	15,168
	Duke Energy Corp.	3.150%	8/15/27	8,527	8,040
	Duke Energy Corp.	4.300%	3/15/28	8,310	8,144
	Duke Energy Corp.	3.400%	6/15/29	7,648	7,059
	Duke Energy Corp.	2.450%	6/1/30	22,933	19,389
	Duke Energy Corp.	2.550%	6/15/31	28,307	23,629
	Duke Energy Florida LLC	3.800%	7/15/28	6,447	6,311
	Duke Energy Florida LLC	2.500%	12/1/29	14,114	12,553
	Duke Energy Florida LLC	1.750%	6/15/30	24,737	20,556
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Duke Energy Florida LLC	2.400%	12/15/31	19,213	16,358
[1]	Duke Energy Florida Project Finance LLC	2.538%	9/1/29	2,414	2,264
	Duke Energy Ohio Inc.	3.650%	2/1/29	16,546	15,785
	Duke Energy Ohio Inc.	2.125%	6/1/30	8,484	7,169
	Duke Energy Progress LLC	3.700%	9/1/28	7,202	7,028
	Duke Energy Progress LLC	3.450%	3/15/29	26,184	24,945
	Duke Energy Progress LLC	2.000%	8/15/31	20,455	16,979
[2]	East Ohio Gas Co.	2.000%	6/15/30	1,875	1,539
	Edison International	4.125%	3/15/28	17,428	16,393
	Emera US Finance LP	2.639%	6/15/31	13,740	11,347
	Enel Chile SA	4.875%	6/12/28	23,231	22,822
	Entergy Corp.	1.900%	6/15/28	14,255	12,298
	Entergy Corp.	2.800%	6/15/30	17,254	14,757
	Entergy Corp.	2.400%	6/15/31	24,068	19,553
	Entergy Louisiana LLC	3.120%	9/1/27	16,554	15,648
	Entergy Louisiana LLC	3.250%	4/1/28	10,480	9,794
	Entergy Louisiana LLC	1.600%	12/15/30	12,386	9,864
	Entergy Louisiana LLC	3.050%	6/1/31	9,845	8,793
	Entergy Louisiana LLC	2.350%	6/15/32	9,560	7,910
	Entergy Mississippi LLC	2.850%	6/1/28	14,587	13,305
	Entergy Texas Inc.	4.000%	3/30/29	12,611	12,237
	Entergy Texas Inc.	1.750%	3/15/31	9,355	7,516
	Essential Utilities Inc.	3.566%	5/1/29	11,588	10,772
	Essential Utilities Inc.	2.704%	4/15/30	22,982	19,844
	Evergy Inc.	2.900%	9/15/29	11,524	10,098
[1]	Evergy Metro Inc.	2.250%	6/1/30	19,957	17,043
[1]	Eversource Energy	3.300%	1/15/28	12,744	12,011
[1]	Eversource Energy	4.250%	4/1/29	14,131	13,771
[1]	Eversource Energy	1.650%	8/15/30	12,818	10,259
	Eversource Energy	2.550%	3/15/31	9,412	7,988
	Exelon Corp.	4.050%	4/15/30	42,539	40,882
[2]	Exelon Corp.	3.350%	3/15/32	23,019	20,664
	Florida Power & Light Co.	2.450%	2/3/32	41,900	36,409
[1]	Georgia Power Co.	2.650%	9/15/29	22,728	19,870
	Georgia Power Co.	4.700%	5/15/32	14,205	14,131
	Indiana Michigan Power Co.	3.850%	5/15/28	16,366	15,807
	Interstate Power & Light Co.	4.100%	9/26/28	19,794	19,547
	Interstate Power & Light Co.	3.600%	4/1/29	9,332	8,792
	Interstate Power & Light Co.	2.300%	6/1/30	7,871	6,665
	IPALCO Enterprises Inc.	4.250%	5/1/30	13,999	12,917
	ITC Holdings Corp.	3.350%	11/15/27	18,052	17,102
	MidAmerican Energy Co.	3.100%	5/1/27	3,000	2,880
	MidAmerican Energy Co.	3.650%	4/15/29	31,119	30,099
	MidAmerican Energy Co.	6.750%	12/30/31	7,452	8,676
	Mississippi Power Co.	3.950%	3/30/28	6,406	6,158
	National Fuel Gas Co.	3.950%	9/15/27	7,434	6,851
	National Fuel Gas Co.	4.750%	9/1/28	6,870	6,617
	National Fuel Gas Co.	2.950%	3/1/31	8,301	6,783
	National Rural Utilities Cooperative Finance Corp.	3.400%	2/7/28	24,380	23,408
	National Rural Utilities Cooperative Finance Corp.	3.900%	11/1/28	8,405	8,154
	National Rural Utilities Cooperative Finance Corp.	3.700%	3/15/29	15,153	14,406
	National Rural Utilities Cooperative Finance Corp.	2.400%	3/15/30	13,467	11,744
	National Rural Utilities Cooperative Finance Corp.	1.350%	3/15/31	9,264	7,132
[1]	National Rural Utilities Cooperative Finance Corp.	1.650%	6/15/31	7,296	5,788
[1]	National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	6,752	8,304
	National Rural Utilities Cooperative Finance Corp.	2.750%	4/15/32	11,893	10,270
	National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	3,000	2,827
[1]	Nevada Power Co.	3.700%	5/1/29	18,514	17,756

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Nevada Power Co.	2.400%	5/1/30	7,920	6,881
	NextEra Energy Capital Holdings Inc.	1.900%	6/15/28	42,220	36,561
	NextEra Energy Capital Holdings Inc.	3.500%	4/1/29	20,809	19,472
	NextEra Energy Capital Holdings Inc.	2.750%	11/1/29	25,921	23,081
	NextEra Energy Capital Holdings Inc.	2.250%	6/1/30	59,564	50,293
	NextEra Energy Capital Holdings Inc.	2.440%	1/15/32	26,047	21,716
	NextEra Energy Capital Holdings Inc.	5.000%	7/15/32	13,069	13,311
[1]	NextEra Energy Capital Holdings Inc.	4.800%	12/1/77	13,574	11,337
[1]	NextEra Energy Capital Holdings Inc.	5.650%	5/1/79	7,622	6,987
	NiSource Inc.	2.950%	9/1/29	21,635	19,258
	NiSource Inc.	3.600%	5/1/30	31,091	28,653
	NiSource Inc.	1.700%	2/15/31	21,440	16,850
	Northern States Power Co.	2.250%	4/1/31	13,335	11,569
	NSTAR Electric Co.	3.200%	5/15/27	5,071	4,891
	NSTAR Electric Co.	3.250%	5/15/29	6,767	6,381
	NSTAR Electric Co.	3.950%	4/1/30	13,508	13,215
[1]	Ohio Power Co.	2.600%	4/1/30	8,002	6,997
[1]	Ohio Power Co.	1.625%	1/15/31	14,876	11,914
	Oklahoma Gas & Electric Co.	3.800%	8/15/28	6,574	6,339
	Oklahoma Gas & Electric Co.	3.300%	3/15/30	6,417	5,882
	Oklahoma Gas & Electric Co.	3.250%	4/1/30	13,081	11,920
	Oncor Electric Delivery Co. LLC	3.700%	11/15/28	6,896	6,679
	Oncor Electric Delivery Co. LLC	5.750%	3/15/29	7,031	7,566
	Oncor Electric Delivery Co. LLC	2.750%	5/15/30	23,917	21,728
	Oncor Electric Delivery Co. LLC	7.000%	5/1/32	1,589	1,903
[2]	Oncor Electric Delivery Co. LLC	4.150%	6/1/32	16,830	16,836
	ONE Gas Inc.	2.000%	5/15/30	7,406	6,122
	Pacific Gas & Electric Co.	2.100%	8/1/27	4,565	3,860
	Pacific Gas & Electric Co.	3.300%	12/1/27	33,692	29,700
	Pacific Gas & Electric Co.	3.000%	6/15/28	12,886	11,034
	Pacific Gas & Electric Co.	3.750%	7/1/28	33,662	29,814
	Pacific Gas & Electric Co.	4.200%	3/1/29	450	403
	Pacific Gas & Electric Co.	4.550%	7/1/30	88,690	78,942
	Pacific Gas & Electric Co.	2.500%	2/1/31	64,501	49,327
	Pacific Gas & Electric Co.	3.250%	6/1/31	17,029	13,725
	Pacific Gas & Electric Co.	4.400%	3/1/32	2,140	1,876
	Pacific Gas & Electric Co.	5.900%	6/15/32	25,395	24,539
	PacifiCorp	3.500%	6/15/29	16,642	15,737
	PacifiCorp	2.700%	9/15/30	20,698	18,220
[1]	PG&E Wildfire Recovery Funding LLC	3.594%	6/1/30	11,700	11,563
	Piedmont Natural Gas Co. Inc.	3.500%	6/1/29	8,970	8,354
	Piedmont Natural Gas Co. Inc.	2.500%	3/15/31	16,604	14,003
	Progress Energy Inc.	7.750%	3/1/31	12,480	14,428
	Progress Energy Inc.	7.000%	10/30/31	12,649	14,067
	Public Service Co. of Colorado	3.700%	6/15/28	7,771	7,559
[1]	Public Service Co. of Colorado	1.900%	1/15/31	5,654	4,748
	Public Service Co. of Colorado	1.875%	6/15/31	18,335	15,278
[1]	Public Service Co. of Colorado	4.100%	6/1/32	8,375	8,242
[1]	Public Service Electric & Gas Co.	3.700%	5/1/28	11,430	11,168
[1]	Public Service Electric & Gas Co.	3.650%	9/1/28	8,008	7,748
[1]	Public Service Electric & Gas Co.	3.200%	5/15/29	9,888	9,343
[1]	Public Service Electric & Gas Co.	2.450%	1/15/30	7,504	6,682
[1]	Public Service Electric & Gas Co.	1.900%	8/15/31	9,130	7,619
[1]	Public Service Electric & Gas Co.	3.100%	3/15/32	11,346	10,391
	Public Service Enterprise Group Inc.	1.600%	8/15/30	13,136	10,492
	Public Service Enterprise Group Inc.	2.450%	11/15/31	18,045	15,044
	Puget Energy Inc.	2.379%	6/15/28	10,708	9,330
	Puget Energy Inc.	4.100%	6/15/30	15,827	14,642
	Puget Energy Inc.	4.224%	3/15/32	12,035	11,124
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	San Diego Gas & Electric Co.	1.700%	10/1/30	13,150	10,820
[1]	San Diego Gas & Electric Co.	3.000%	3/15/32	9,364	8,348
	Sempra Energy	3.400%	2/1/28	21,458	20,324
	Sempra Energy	3.700%	4/1/29	13,022	12,189
[1]	Southern California Edison Co.	3.650%	3/1/28	9,136	8,697
[1]	Southern California Edison Co.	4.200%	3/1/29	14,879	14,411
	Southern California Edison Co.	6.650%	4/1/29	5,781	6,053
	Southern California Edison Co.	2.850%	8/1/29	10,954	9,671
	Southern California Edison Co.	2.250%	6/1/30	16,943	14,185
[1]	Southern California Edison Co.	2.500%	6/1/31	13,450	11,289
	Southern California Edison Co.	2.750%	2/1/32	9,245	7,840
	Southern California Gas Co.	2.950%	4/15/27	200	191
[1]	Southern California Gas Co.	2.550%	2/1/30	17,660	15,740
	Southern Co.	5.113%	8/1/27	4,935	4,936
[1]	Southern Co.	1.750%	3/15/28	8,168	6,990
[1]	Southern Co.	3.700%	4/30/30	26,142	24,402
[1]	Southern Co. Gas Capital Corp.	1.750%	1/15/31	16,205	12,841
	Southwest Gas Corp.	3.700%	4/1/28	5,864	5,442
	Southwest Gas Corp.	2.200%	6/15/30	9,929	7,840
	Southwest Gas Corp.	4.050%	3/15/32	16,795	15,289
[1]	Southwestern Electric Power Co.	4.100%	9/15/28	18,680	18,075
	Tampa Electric Co.	2.400%	3/15/31	10,670	9,174
	Tucson Electric Power Co.	1.500%	8/1/30	8,319	6,623
	Tucson Electric Power Co.	3.250%	5/15/32	2,842	2,531
	Union Electric Co.	2.950%	6/15/27	2,502	2,374
	Union Electric Co.	3.500%	3/15/29	20,048	19,140
	Union Electric Co.	2.950%	3/15/30	9,522	8,658
	Union Electric Co.	2.150%	3/15/32	11,030	9,091
	United Utilities plc	6.875%	8/15/28	5,017	5,446
[1]	Virginia Electric & Power Co.	3.800%	4/1/28	17,912	17,511
[1]	Virginia Electric & Power Co.	2.875%	7/15/29	15,459	14,130
	Virginia Electric & Power Co.	2.300%	11/15/31	17,476	14,910
	Virginia Electric & Power Co.	2.400%	3/30/32	19,081	16,326
	WEC Energy Group Inc.	1.375%	10/15/27	8,756	7,557
	WEC Energy Group Inc.	2.200%	12/15/28	11,530	10,003
	WEC Energy Group Inc.	1.800%	10/15/30	11,624	9,394
	Wisconsin Electric Power Co.	1.700%	6/15/28	10,045	8,756
	Wisconsin Power & Light Co.	3.050%	10/15/27	7,892	7,506
	Wisconsin Power & Light Co.	3.000%	7/1/29	4,634	4,223
	Wisconsin Power & Light Co.	1.950%	9/16/31	1,415	1,156
	Xcel Energy Inc.	4.000%	6/15/28	15,149	14,848
	Xcel Energy Inc.	2.600%	12/1/29	5,177	4,533
	Xcel Energy Inc.	3.400%	6/1/30	16,473	15,107
	Xcel Energy Inc.	2.350%	11/15/31	3,955	3,260
	Xcel Energy Inc.	4.600%	6/1/32	26,450	26,235
					3,137,391
Total Corporate Bonds (Cost $47,815,284)					41,726,942

Intermediate-Term Corporate Bond Index Fund
		Coupon	Shares	Market Value• ($000)
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[4]	Vanguard Market Liquidity Fund (Cost $77,144)	2.284%	771,686	77,146
Total Investments (98.9%) (Cost $48,136,290)				42,047,205
Other Assets and Liabilities—Net (1.1%)				487,909
Net Assets (100%)				42,535,114
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2022, the aggregate value was $970,473,000, representing 2.3% of net assets.
3	Securities with a value of $5,514,000 have been segregated as initial margin for open futures contracts.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	December 2022	128	14,185	(4)
Ultra 10-Year U.S. Treasury Note	December 2022	1,088	136,204	319
				315

Short Futures Contracts
10-Year U.S. Treasury Note	December 2022	(883)	(103,228)	727
Long U.S. Treasury Bond	December 2022	(130)	(17,660)	163
				890
				1,205

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund
Statement of Assets and Liabilities
As of August 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $48,059,146)	41,970,059
Affiliated Issuers (Cost $77,144)	77,146
Total Investments in Securities	42,047,205
Investment in Vanguard	1,583
Receivables for Investment Securities Sold	942,093
Receivables for Accrued Income	440,648
Receivables for Capital Shares Issued	182
Variation Margin Receivable—Futures Contracts	657
Total Assets	43,432,368
Liabilities
Due to Custodian	22,461
Payables for Investment Securities Purchased	866,071
Payables for Capital Shares Redeemed	7,072
Payables for Distributions	857
Payables to Vanguard	793
Total Liabilities	897,254
Net Assets	42,535,114
At August 31, 2022, net assets consisted of:

Paid-in Capital	49,301,067
Total Distributable Earnings (Loss)	(6,765,953)
Net Assets	42,535,114

ETF Shares—Net Assets
Applicable to 514,296,665 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	41,057,757
Net Asset Value Per Share—ETF Shares	$79.83

Admiral Shares—Net Assets
Applicable to 52,994,329 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,139,055
Net Asset Value Per Share—Admiral Shares	$21.49

Institutional Shares—Net Assets
Applicable to 12,738,519 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	338,302
Net Asset Value Per Share—Institutional Shares	$26.56

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund
Statement of Operations

Year Ended August 31, 2022
($000)
Investment Income
Income
Interest [1]	1,171,662
Total Income	1,171,662
Expenses
The Vanguard Group—Note B
Investment Advisory Services	876
Management and Administrative—ETF Shares	13,417
Management and Administrative—Admiral Shares	842
Management and Administrative—Institutional Shares	167
Marketing and Distribution—ETF Shares	2,419
Marketing and Distribution—Admiral Shares	71
Marketing and Distribution—Institutional Shares	15
Custodian Fees	161
Auditing Fees	50
Shareholders’ Reports—ETF Shares	1,018
Shareholders’ Reports—Admiral Shares	17
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	18
Other Expenses	18
Total Expenses	19,089
Expenses Paid Indirectly	(60)
Net Expenses	19,029
Net Investment Income	1,152,633
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	(1,023,789)
Futures Contracts	(11,039)
Realized Net Gain (Loss)	(1,034,828)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(7,149,138)
Futures Contracts	1,206
Change in Unrealized Appreciation (Depreciation)	(7,147,932)
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,030,127)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $552,000, $11,000, $9,000, and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes ($282,817,000) of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,152,633	1,026,879
Realized Net Gain (Loss)	(1,034,828)	1,235,740
Change in Unrealized Appreciation (Depreciation)	(7,147,932)	(1,298,229)
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,030,127)	964,390
Distributions
ETF Shares	(1,391,106)	(1,059,945)
Admiral Shares	(42,805)	(38,281)
Institutional Shares	(11,765)	(10,049)
Total Distributions	(1,445,676)	(1,108,275)
Capital Share Transactions
ETF Shares	2,345,913	8,062,666
Admiral Shares	(199,618)	45,641
Institutional Shares	(38,320)	88,292
Net Increase (Decrease) from Capital Share Transactions	2,107,975	8,196,599
Total Increase (Decrease)	(6,367,828)	8,052,714
Net Assets
Beginning of Period	48,902,942	40,850,228
End of Period	42,535,114	48,902,942

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$95.57	$95.98	$91.82	$84.02	$88.35
Investment Operations
Net Investment Income[1]	2.171	2.163	2.761	3.132	2.935
Net Realized and Unrealized Gain (Loss) on Investments	(15.176)	(.205)	4.205	7.768	(4.362)
Total from Investment Operations	(13.005)	1.958	6.966	10.900	(1.427)
Distributions
Dividends from Net Investment Income	(2.141)	(2.169)	(2.806)	(3.100)	(2.903)
Distributions from Realized Capital Gains	(.594)	(.199)	—	—	—
Total Distributions	(2.735)	(2.368)	(2.806)	(3.100)	(2.903)
Net Asset Value, End of Period	$79.83	$95.57	$95.98	$91.82	$84.02
Total Return	-13.86%	2.08%	7.78%	13.33%	-1.62%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$41,058	$46,873	$38,944	$24,080	$19,302
Ratio of Total Expenses to Average Net Assets	0.04% [2]	0.04%	0.05%	0.05%	0.07%
Ratio of Net Investment Income to Average Net Assets	2.48%	2.27%	2.99%	3.65%	3.44%
Portfolio Turnover Rate[3]	58%	53%	72%	59%	65%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.04%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$25.75	$25.86	$24.71	$22.61	$23.78
Investment Operations
Net Investment Income[1]	.577	.578	.747	.839	.792
Net Realized and Unrealized Gain (Loss) on Investments	(4.098)	(.062)	1.138	2.097	(1.175)
Total from Investment Operations	(3.521)	.516	1.885	2.936	(.383)
Distributions
Dividends from Net Investment Income	(.579)	(.572)	(.735)	(.836)	(.787)
Distributions from Realized Capital Gains	(.160)	(.054)	—	—	—
Total Distributions	(.739)	(.626)	(.735)	(.836)	(.787)
Net Asset Value, End of Period	$21.49	$25.75	$25.86	$24.71	$22.61
Total Return[2]	-13.90%	2.03%	7.79%	13.30%	-1.61%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,139	$1,587	$1,549	$1,381	$1,076
Ratio of Total Expenses to Average Net Assets	0.07% [3]	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	2.44%	2.25%	3.01%	3.63%	3.44%
Portfolio Turnover Rate[4]	58%	53%	72%	59%	65%
1	Calculated based on average shares outstanding.
2	Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.07%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$31.82	$31.95	$30.53	$27.94	$29.38
Investment Operations
Net Investment Income[1]	.720	.720	.940	1.044	.983
Net Realized and Unrealized Gain (Loss) on Investments	(5.061)	(.070)	1.394	2.584	(1.446)
Total from Investment Operations	(4.341)	.650	2.334	3.628	(.463)
Distributions
Dividends from Net Investment Income	(.721)	(.714)	(.914)	(1.038)	(.977)
Distributions from Realized Capital Gains	(.198)	(.066)	—	—	—
Total Distributions	(.919)	(.780)	(.914)	(1.038)	(.977)
Net Asset Value, End of Period	$26.56	$31.82	$31.95	$30.53	$27.94
Total Return[2]	-13.87%	2.07%	7.81%	13.30%	-1.57%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$338	$443	$357	$406	$492
Ratio of Total Expenses to Average Net Assets	0.05% [3]	0.05%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	2.46%	2.27%	3.07%	3.65%	3.46%
Portfolio Turnover Rate[4]	58%	53%	72%	59%	65%
1	Calculated based on average shares outstanding.
2	Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.05%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund
Notes to Financial Statements
Vanguard Intermediate-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2022, the fund’s average investments in long and short futures contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings,

Intermediate-Term Corporate Bond Index Fund
if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2022, the fund had contributed to Vanguard capital in the amount of $1,583,000, representing less than 0.01% of the fund’s net assets and 0.63% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2022, custodian fee offset arrangements reduced the fund’s expenses by $60,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Intermediate-Term Corporate Bond Index Fund
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments and derivatives as of August 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	243,117	—	243,117
Corporate Bonds	—	41,726,942	—	41,726,942
Temporary Cash Investments	77,146	—	—	77,146
Total	77,146	41,970,059	—	42,047,205

Derivative Financial Instruments
Assets
Futures Contracts[1]	1,209	—	—	1,209
Liabilities
Futures Contracts[1]	4	—	—	4
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	(282,876)
Total Distributable Earnings (Loss)	282,876
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the inclusion of payables for distributions; and the deferral of qualified late-year losses. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	107,606
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	—
Qualified Late-Year Losses	(767,890)
Net Unrealized Gains (Losses)	(6,104,812)
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	1,156,420	1,043,345
Long-Term Capital Gains	289,256	64,930
Total	1,445,676	1,108,275
*	Includes short-term capital gains, if any.

Intermediate-Term Corporate Bond Index Fund
As of August 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	48,152,017
Gross Unrealized Appreciation	21,879
Gross Unrealized Depreciation	(6,126,691)
Net Unrealized Appreciation (Depreciation)	(6,104,812)
F.	During the year ended August 31, 2022, the fund purchased $28,066,316,000 of investment securities and sold $25,753,309,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $13,196,941,000 and $13,442,530,000, respectively. Purchases and sales include $14,527,780,000 and $12,373,250,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2022, such purchases were $1,150,318,000 and sales were $9,707,941,000, resulting in net realized loss of $448,087,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued [1]	14,929,685	172,762	20,684,453	217,097
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(12,583,772)	(148,900)	(12,621,787)	(132,400)
Net Increase (Decrease)—ETF Shares	2,345,913	23,862	8,062,666	84,697
Admiral Shares
Issued [1]	209,913	8,814	392,434	15,237
Issued in Lieu of Cash Distributions	34,023	1,432	30,298	1,179
Redeemed	(443,554)	(18,893)	(377,091)	(14,690)
Net Increase (Decrease)—Admiral Shares	(199,618)	(8,647)	45,641	1,726
Institutional Shares
Issued [1]	56,884	1,961	141,963	4,463
Issued in Lieu of Cash Distributions	8,074	277	6,380	201
Redeemed	(103,278)	(3,421)	(60,051)	(1,906)
Net Increase (Decrease)—Institutional Shares	(38,320)	(1,183)	88,292	2,758
1	Includes purchase fees for fiscal 2022 and 2021 of $653,000 and $1,285,000, respectively (fund totals).
H.	Management has determined that no events or transactions occurred subsequent to August 31, 2022, that would require recognition or disclosure in these financial statements.

Long-Term Corporate Bond Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2012, Through August 31, 2022
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Long-Term Corporate Bond Index Fund ETF Shares Net Asset Value	-23.06%	0.65%	2.76%	$ 13,133
Long-Term Corporate Bond Index Fund ETF Shares Market Price	-23.27	0.49	2.62	12,947
Bloomberg U.S. 10+ Year Corporate Bond Index	-23.03	0.67	2.78	13,154
Bloomberg U.S. Aggregate Float Adjusted Index	-11.65	0.54	1.36	11,452
Bloomberg U.S. 10+ Year Corporate Bond Index: Includes U.S. dollar-denominated, investment-grade securities issued by industrial, utility, and financial companies, with maturities greater than 10 years.
Vanguard fund returns are adjusted to reflect the 1.00% fee on purchases of fund shares. The fee does not apply to the ETF Shares.
See Financial Highlights for dividend and capital gains information.

Long-Term Corporate Bond Index Fund
		Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Long-Term Corporate Bond Index Fund Admiral Shares	-23.86%	0.43%	2.65%	$12,995
Bloomberg U.S. 10+ Year Corporate Bond Index	-23.03	0.67	2.78	13,154
Bloomberg U.S. Aggregate Float Adjusted Index	-11.65	0.54	1.36	11,452

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Long-Term Corporate Bond Index Fund Institutional Shares	-23.82%	0.45%	2.68%	$ 6,511,150
Bloomberg U.S. 10+ Year Corporate Bond Index	-23.03	0.67	2.78	6,577,016
Bloomberg U.S. Aggregate Float Adjusted Index	-11.65	0.54	1.36	5,725,801
Cumulative Returns of ETF Shares: August 31, 2012, Through August 31, 2022
	One Year	Five Years	Ten Years
Long-Term Corporate Bond Index Fund ETF Shares Market Price	-23.27%	2.50%	29.47%
Long-Term Corporate Bond Index Fund ETF Shares Net Asset Value	-23.06	3.27	31.33
Bloomberg U.S. 10+ Year Corporate Bond Index	-23.03	3.39	31.54
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
Vanguard fund returns are adjusted to reflect the 1.00% fee on purchases of fund shares. The fee does not apply to the ETF Shares.

Long-Term Corporate Bond Index Fund
Fund Allocation
As of August 31, 2022
Corporate Bonds – Communications	12.7%
Corporate Bonds – Consumer Discretionary	6.0
Corporate Bonds – Consumer Staples	7.7
Corporate Bonds – Energy	9.0
Corporate Bonds – Financials	14.8
Corporate Bonds – Health Care	14.6
Corporate Bonds – Industrials	8.5
Corporate Bonds – Materials	3.7
Corporate Bonds – Real Estate	1.5
Corporate Bonds – Technology	9.0
Corporate Bonds – Utilities	12.4
U.S. Government and Agency Obligations	0.1
The table reflects the fund's investments, except for short-term investments and derivatives.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

Long-Term Corporate Bond Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (0.1%)
U.S. Government Securities (0.1%)
	United States Treasury Note/Bond	3.375%	8/15/42	4,600	4,490
	United States Treasury Note/Bond	2.875%	5/15/52	2,399	2,212
Total U.S. Government and Agency Obligations (Cost $6,728)					6,702
Corporate Bonds (98.3%)
Communications (12.5%)
	Activision Blizzard Inc.	4.500%	6/15/47	2,822	2,680
	Activision Blizzard Inc.	2.500%	9/15/50	2,559	1,713
	Alphabet Inc.	1.900%	8/15/40	2,685	1,898
	Alphabet Inc.	2.050%	8/15/50	6,354	4,187
	Alphabet Inc.	2.250%	8/15/60	3,817	2,441
	America Movil SAB de CV	6.375%	3/1/35	1,315	1,485
	America Movil SAB de CV	6.125%	11/15/37	1,164	1,253
	America Movil SAB de CV	6.125%	3/30/40	5,245	5,749
	America Movil SAB de CV	4.375%	7/16/42	2,141	1,920
	America Movil SAB de CV	4.375%	4/22/49	3,140	2,876
	AT&T Inc.	2.550%	12/1/33	9,852	7,864
	AT&T Inc.	4.500%	5/15/35	6,039	5,670
	AT&T Inc.	5.250%	3/1/37	485	486
	AT&T Inc.	4.900%	8/15/37	3,003	2,931
	AT&T Inc.	4.850%	3/1/39	6,083	5,718
	AT&T Inc.	5.350%	9/1/40	1,420	1,404
	AT&T Inc.	3.500%	6/1/41	6,108	4,818
	AT&T Inc.	4.300%	12/15/42	3,246	2,814
	AT&T Inc.	3.100%	2/1/43	1,630	1,199
	AT&T Inc.	4.650%	6/1/44	2,724	2,437
	AT&T Inc.	4.350%	6/15/45	2,638	2,258
	AT&T Inc.	4.850%	7/15/45	65	60
	AT&T Inc.	4.750%	5/15/46	4,988	4,588
[1]	AT&T Inc.	5.150%	11/15/46	3,016	2,924
	AT&T Inc.	4.500%	3/9/48	5,957	5,171
	AT&T Inc.	4.550%	3/9/49	5,309	4,737
	AT&T Inc.	5.150%	2/15/50	595	574
	AT&T Inc.	3.650%	6/1/51	4,446	3,400
	AT&T Inc.	3.500%	9/15/53	18,381	13,652
	AT&T Inc.	3.550%	9/15/55	21,535	15,734
	AT&T Inc.	3.800%	12/1/57	15,617	11,809
	AT&T Inc.	3.650%	9/15/59	15,980	11,581
	AT&T Inc.	3.850%	6/1/60	4,505	3,383
	Bell Telephone Co. of Canada or Bell Canada	4.464%	4/1/48	2,270	2,080
	Bell Telephone Co. of Canada or Bell Canada	4.300%	7/29/49	2,117	1,874
[1]	Bell Telephone Co. of Canada or Bell Canada	3.650%	3/17/51	833	654
[1]	Bell Telephone Co. of Canada or Bell Canada	3.200%	2/15/52	1,095	799
	Bell Telephone Co. of Canada or Bell Canada	3.650%	8/15/52	677	535
	Charter Communications Operating LLC	4.400%	4/1/33	1,285	1,135
	Charter Communications Operating LLC	6.384%	10/23/35	4,332	4,316
	Charter Communications Operating LLC	5.375%	4/1/38	2,295	2,013
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Charter Communications Operating LLC	3.500%	6/1/41	2,532	1,756
Charter Communications Operating LLC	3.500%	3/1/42	4,409	3,068
Charter Communications Operating LLC	6.484%	10/23/45	5,741	5,467
Charter Communications Operating LLC	5.375%	5/1/47	4,345	3,703
Charter Communications Operating LLC	5.750%	4/1/48	4,190	3,708
Charter Communications Operating LLC	5.125%	7/1/49	3,669	2,988
Charter Communications Operating LLC	4.800%	3/1/50	7,538	5,922
Charter Communications Operating LLC	3.700%	4/1/51	5,241	3,490
Charter Communications Operating LLC	3.900%	6/1/52	5,590	3,792
Charter Communications Operating LLC	5.250%	4/1/53	4,430	3,712
Charter Communications Operating LLC	6.834%	10/23/55	3,933	3,959
Charter Communications Operating LLC	3.850%	4/1/61	4,883	3,177
Charter Communications Operating LLC	4.400%	12/1/61	5,385	3,813
Charter Communications Operating LLC	3.950%	6/30/62	1,343	889
Charter Communications Operating LLC	5.500%	4/1/63	3,130	2,619
Comcast Corp.	4.250%	1/15/33	4,221	4,111
Comcast Corp.	7.050%	3/15/33	1,492	1,770
Comcast Corp.	4.200%	8/15/34	2,569	2,454
Comcast Corp.	5.650%	6/15/35	370	399
Comcast Corp.	4.400%	8/15/35	568	549
Comcast Corp.	6.500%	11/15/35	1,248	1,427
Comcast Corp.	3.200%	7/15/36	2,066	1,739
Comcast Corp.	6.450%	3/15/37	1,474	1,716
Comcast Corp.	6.950%	8/15/37	1,015	1,213
Comcast Corp.	3.900%	3/1/38	4,516	4,066
Comcast Corp.	4.600%	10/15/38	1,644	1,582
Comcast Corp.	6.550%	7/1/39	1,732	2,065
Comcast Corp.	3.250%	11/1/39	2,608	2,123
Comcast Corp.	3.750%	4/1/40	3,085	2,674
Comcast Corp.	4.650%	7/15/42	2,539	2,390
Comcast Corp.	4.600%	8/15/45	2,141	1,989
Comcast Corp.	3.400%	7/15/46	2,954	2,310
Comcast Corp.	4.000%	8/15/47	2,630	2,277
Comcast Corp.	3.969%	11/1/47	6,080	5,219
Comcast Corp.	4.000%	3/1/48	2,275	1,951
Comcast Corp.	4.700%	10/15/48	3,501	3,355
Comcast Corp.	3.999%	11/1/49	5,798	4,969
Comcast Corp.	3.450%	2/1/50	5,373	4,228
Comcast Corp.	2.800%	1/15/51	4,401	3,050
Comcast Corp.	2.887%	11/1/51	10,650	7,516
Comcast Corp.	2.450%	8/15/52	2,095	1,355
Comcast Corp.	4.049%	11/1/52	4,095	3,518
Comcast Corp.	2.937%	11/1/56	15,805	10,784

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Comcast Corp.	4.950%	10/15/58	2,371	2,325
	Comcast Corp.	2.650%	8/15/62	2,785	1,753
	Comcast Corp.	2.987%	11/1/63	9,438	6,322
	Discovery Communications LLC	5.000%	9/20/37	2,107	1,837
	Discovery Communications LLC	6.350%	6/1/40	994	953
	Discovery Communications LLC	4.875%	4/1/43	1,568	1,248
	Discovery Communications LLC	5.200%	9/20/47	3,050	2,487
	Discovery Communications LLC	5.300%	5/15/49	914	753
	Discovery Communications LLC	4.650%	5/15/50	2,304	1,749
	Discovery Communications LLC	4.000%	9/15/55	3,559	2,354
	Electronic Arts Inc.	2.950%	2/15/51	2,195	1,600
	Fox Corp.	5.476%	1/25/39	3,370	3,290
	Fox Corp.	5.576%	1/25/49	2,827	2,758
	Grupo Televisa SAB	6.625%	1/15/40	1,901	2,043
	Grupo Televisa SAB	5.000%	5/13/45	2,045	1,894
	Grupo Televisa SAB	6.125%	1/31/46	1,445	1,576
	Grupo Televisa SAB	5.250%	5/24/49	2,145	2,094
	Interpublic Group of Cos. Inc.	3.375%	3/1/41	1,095	784
	Interpublic Group of Cos. Inc.	5.400%	10/1/48	1,326	1,277
[2]	Magallanes Inc.	5.050%	3/15/42	11,820	9,659
[2]	Magallanes Inc.	5.141%	3/15/52	15,647	12,597
[2]	Magallanes Inc.	5.391%	3/15/62	7,865	6,325
[2]	Meta Platforms Inc.	4.450%	8/15/52	3,000	2,730
[2]	Meta Platforms Inc.	4.650%	8/15/62	3,000	2,704
	NBCUniversal Media LLC	5.950%	4/1/41	610	675
	NBCUniversal Media LLC	4.450%	1/15/43	2,776	2,542
	Orange SA	5.375%	1/13/42	1,844	1,907
	Orange SA	5.500%	2/6/44	1,397	1,472
	Paramount Global	5.500%	5/15/33	690	665
	Paramount Global	6.875%	4/30/36	2,583	2,666
	Paramount Global	5.900%	10/15/40	2,231	2,043
	Paramount Global	4.850%	7/1/42	4,067	3,325
	Paramount Global	4.375%	3/15/43	1,573	1,179
	Paramount Global	5.850%	9/1/43	3,036	2,745
	Paramount Global	5.250%	4/1/44	467	396
	Paramount Global	4.900%	8/15/44	696	555
	Paramount Global	4.600%	1/15/45	1,324	1,017
	Paramount Global	4.950%	5/19/50	2,395	1,950
	Rogers Communications Inc.	7.500%	8/15/38	1,721	2,061
[2]	Rogers Communications Inc.	4.500%	3/15/42	1,805	1,591
	Rogers Communications Inc.	4.500%	3/15/43	1,044	900
	Rogers Communications Inc.	5.450%	10/1/43	1,050	1,024
	Rogers Communications Inc.	5.000%	3/15/44	1,427	1,305
	Rogers Communications Inc.	4.300%	2/15/48	1,670	1,387
	Rogers Communications Inc.	4.350%	5/1/49	2,842	2,382
	Rogers Communications Inc.	3.700%	11/15/49	3,579	2,721
[2]	Rogers Communications Inc.	4.550%	3/15/52	4,475	3,940
	Telefonica Emisiones SA	7.045%	6/20/36	5,429	5,924
	Telefonica Emisiones SA	4.665%	3/6/38	1,135	981
	Telefonica Emisiones SA	5.213%	3/8/47	5,718	4,934
	Telefonica Emisiones SA	4.895%	3/6/48	3,619	3,008
	Telefonica Emisiones SA	5.520%	3/1/49	2,804	2,516
	TELUS Corp.	4.600%	11/16/48	1,819	1,694
	TELUS Corp.	4.300%	6/15/49	932	829
	Thomson Reuters Corp.	5.500%	8/15/35	1,295	1,303
	Thomson Reuters Corp.	5.850%	4/15/40	575	594
	Thomson Reuters Corp.	5.650%	11/23/43	1,200	1,206
	Time Warner Cable LLC	6.550%	5/1/37	3,274	3,220
	Time Warner Cable LLC	7.300%	7/1/38	3,669	3,773
	Time Warner Cable LLC	6.750%	6/15/39	1,335	1,302
	Time Warner Cable LLC	5.875%	11/15/40	3,871	3,479
	Time Warner Cable LLC	5.500%	9/1/41	1,608	1,389
	Time Warner Cable LLC	4.500%	9/15/42	5,050	3,825
	Time Warner Entertainment Co. LP	8.375%	7/15/33	4,326	4,965
	T-Mobile USA Inc.	4.375%	4/15/40	5,719	5,048
	T-Mobile USA Inc.	3.000%	2/15/41	6,125	4,441
	T-Mobile USA Inc.	4.500%	4/15/50	6,769	5,903
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	T-Mobile USA Inc.	3.300%	2/15/51	8,261	5,901
	T-Mobile USA Inc.	3.400%	10/15/52	4,253	3,079
	T-Mobile USA Inc.	3.600%	11/15/60	5,040	3,630
	TWDC Enterprises 18 Corp.	4.375%	8/16/41	1,108	1,050
[1]	TWDC Enterprises 18 Corp.	4.125%	12/1/41	945	861
[1]	TWDC Enterprises 18 Corp.	3.700%	12/1/42	2,220	1,899
[1]	TWDC Enterprises 18 Corp.	4.125%	6/1/44	1,494	1,370
[1]	TWDC Enterprises 18 Corp.	3.000%	7/30/46	889	674
	Verizon Communications Inc.	4.500%	8/10/33	5,245	5,061
	Verizon Communications Inc.	6.400%	9/15/33	515	570
	Verizon Communications Inc.	4.400%	11/1/34	5,543	5,242
	Verizon Communications Inc.	5.850%	9/15/35	200	212
	Verizon Communications Inc.	4.272%	1/15/36	3,642	3,365
	Verizon Communications Inc.	5.250%	3/16/37	3,615	3,682
	Verizon Communications Inc.	4.812%	3/15/39	4,780	4,657
	Verizon Communications Inc.	2.650%	11/20/40	7,351	5,312
	Verizon Communications Inc.	3.400%	3/22/41	9,165	7,382
	Verizon Communications Inc.	2.850%	9/3/41	3,320	2,462
	Verizon Communications Inc.	4.750%	11/1/41	1,455	1,381
	Verizon Communications Inc.	3.850%	11/1/42	1,480	1,241
	Verizon Communications Inc.	6.550%	9/15/43	330	395
	Verizon Communications Inc.	4.125%	8/15/46	2,701	2,382
	Verizon Communications Inc.	4.862%	8/21/46	4,611	4,505
	Verizon Communications Inc.	5.500%	3/16/47	1,203	1,276
	Verizon Communications Inc.	4.522%	9/15/48	4,809	4,475
	Verizon Communications Inc.	4.000%	3/22/50	3,044	2,592
	Verizon Communications Inc.	2.875%	11/20/50	6,175	4,246
	Verizon Communications Inc.	3.550%	3/22/51	9,735	7,650
	Verizon Communications Inc.	3.875%	3/1/52	2,295	1,906
	Verizon Communications Inc.	5.012%	8/21/54	1,415	1,416
	Verizon Communications Inc.	4.672%	3/15/55	2,230	2,096
	Verizon Communications Inc.	2.987%	10/30/56	10,326	6,954
	Verizon Communications Inc.	3.000%	11/20/60	5,739	3,826
	Verizon Communications Inc.	3.700%	3/22/61	7,730	5,966
	Vodafone Group plc	6.250%	11/30/32	761	815
	Vodafone Group plc	6.150%	2/27/37	2,004	2,101
	Vodafone Group plc	5.000%	5/30/38	3,454	3,274
	Vodafone Group plc	4.375%	2/19/43	3,075	2,632
	Vodafone Group plc	5.250%	5/30/48	5,739	5,364
	Vodafone Group plc	4.875%	6/19/49	4,643	4,131
	Vodafone Group plc	4.250%	9/17/50	4,994	4,062
	Vodafone Group plc	5.125%	6/19/59	2,095	1,900
	Walt Disney Co.	6.550%	3/15/33	2,531	2,929
	Walt Disney Co.	6.200%	12/15/34	2,514	2,848
	Walt Disney Co.	6.400%	12/15/35	1,410	1,623
	Walt Disney Co.	6.150%	3/1/37	1,067	1,202
	Walt Disney Co.	6.650%	11/15/37	3,442	4,102
	Walt Disney Co.	4.625%	3/23/40	822	806
	Walt Disney Co.	3.500%	5/13/40	3,678	3,144
	Walt Disney Co.	6.150%	2/15/41	925	1,061
	Walt Disney Co.	5.400%	10/1/43	2,695	2,866
	Walt Disney Co.	4.750%	9/15/44	2,704	2,644
	Walt Disney Co.	4.950%	10/15/45	700	696
	Walt Disney Co.	7.750%	12/1/45	1,475	1,966
	Walt Disney Co.	4.750%	11/15/46	699	692
	Walt Disney Co.	2.750%	9/1/49	4,171	2,996
	Walt Disney Co.	4.700%	3/23/50	4,820	4,817
	Walt Disney Co.	3.600%	1/13/51	2,646	2,217
	Walt Disney Co.	3.800%	5/13/60	4,298	3,611
					636,791
Consumer Discretionary (5.9%)
	Alibaba Group Holding Ltd.	4.500%	11/28/34	1,988	1,815
	Alibaba Group Holding Ltd.	4.000%	12/6/37	3,417	2,863
	Alibaba Group Holding Ltd.	2.700%	2/9/41	1,047	710
	Alibaba Group Holding Ltd.	4.200%	12/6/47	3,410	2,739
	Alibaba Group Holding Ltd.	3.150%	2/9/51	2,400	1,591
	Alibaba Group Holding Ltd.	4.400%	12/6/57	3,156	2,522

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Alibaba Group Holding Ltd.	3.250%	2/9/61	2,665	1,719
	Amazon.com Inc.	4.800%	12/5/34	3,182	3,350
	Amazon.com Inc.	3.875%	8/22/37	8,899	8,348
	Amazon.com Inc.	2.875%	5/12/41	1,538	1,228
	Amazon.com Inc.	4.950%	12/5/44	2,141	2,235
	Amazon.com Inc.	4.050%	8/22/47	9,569	8,871
	Amazon.com Inc.	2.500%	6/3/50	5,282	3,680
	Amazon.com Inc.	3.100%	5/12/51	6,375	4,990
	Amazon.com Inc.	3.950%	4/13/52	6,865	6,241
	Amazon.com Inc.	4.250%	8/22/57	5,385	5,086
	Amazon.com Inc.	2.700%	6/3/60	4,831	3,231
	Amazon.com Inc.	3.250%	5/12/61	4,706	3,582
	Amazon.com Inc.	4.100%	4/13/62	3,223	2,915
[1]	American University	3.672%	4/1/49	1,181	992
	Aptiv plc	4.400%	10/1/46	810	636
	Aptiv plc	5.400%	3/15/49	1,078	951
	Aptiv plc	3.100%	12/1/51	2,747	1,715
	Aptiv plc	4.150%	5/1/52	2,720	2,016
	BorgWarner Inc.	4.375%	3/15/45	1,298	1,044
[1]	Brown University in Providence in the State of Rhode Island & Providence Plant	2.924%	9/1/50	1,301	1,018
	Brunswick Corp.	4.400%	9/15/32	800	690
	Brunswick Corp.	5.100%	4/1/52	945	702
[1]	California Endowment	2.498%	4/1/51	645	455
	California Institute of Technology	4.321%	8/1/45	795	766
	California Institute of Technology	4.700%	11/1/11	803	744
	California Institute of Technology	3.650%	9/1/19	1,134	813
[1]	Case Western Reserve University	5.405%	6/1/22	890	888
	Claremont Mckenna College	3.775%	1/1/22	700	491
	Cleveland Clinic Foundation	4.858%	1/1/14	985	951
	Darden Restaurants Inc.	4.550%	2/15/48	665	539
	Dick's Sporting Goods Inc.	4.100%	1/15/52	1,935	1,293
[1]	Duke University	2.682%	10/1/44	1,231	974
[1]	Duke University	2.832%	10/1/55	1,765	1,322
	eBay Inc.	4.000%	7/15/42	1,182	980
	eBay Inc.	3.650%	5/10/51	2,830	2,121
[1]	Emory University	2.969%	9/1/50	1,065	823
[1]	Ford Foundation	2.415%	6/1/50	250	174
[1]	Ford Foundation	2.815%	6/1/70	1,800	1,213
	Fortune Brands Home & Security Inc.	4.500%	3/25/52	1,050	799
	General Motors Co.	5.600%	10/15/32	2,500	2,396
	General Motors Co.	5.000%	4/1/35	1,170	1,051
	General Motors Co.	6.600%	4/1/36	3,468	3,509
	General Motors Co.	5.150%	4/1/38	3,333	2,932
	General Motors Co.	6.250%	10/2/43	4,153	3,969
	General Motors Co.	5.200%	4/1/45	764	649
	General Motors Co.	6.750%	4/1/46	1,884	1,888
	General Motors Co.	5.400%	4/1/48	2,016	1,774
	General Motors Co.	5.950%	4/1/49	2,477	2,300
[1]	George Washington University	4.300%	9/15/44	1,400	1,269
	George Washington University	4.868%	9/15/45	1,157	1,159
[1]	George Washington University	4.126%	9/15/48	925	839
[1]	Georgetown University	4.315%	4/1/49	757	685
[1]	Georgetown University	2.943%	4/1/50	775	552
[1]	Georgetown University	5.215%	10/1/18	791	748
	Harley-Davidson Inc.	4.625%	7/28/45	921	717
	Hasbro Inc.	6.350%	3/15/40	1,117	1,147
	Hasbro Inc.	5.100%	5/15/44	818	731
	Home Depot Inc.	5.875%	12/16/36	7,565	8,500
	Home Depot Inc.	3.300%	4/15/40	3,215	2,700
	Home Depot Inc.	5.400%	9/15/40	2,667	2,847
	Home Depot Inc.	5.950%	4/1/41	3,146	3,558
	Home Depot Inc.	4.200%	4/1/43	2,082	1,915
	Home Depot Inc.	4.875%	2/15/44	2,630	2,633
	Home Depot Inc.	4.400%	3/15/45	703	664
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Home Depot Inc.	4.250%	4/1/46	5,069	4,694
	Home Depot Inc.	3.900%	6/15/47	2,016	1,782
	Home Depot Inc.	4.500%	12/6/48	4,301	4,145
	Home Depot Inc.	3.125%	12/15/49	905	693
	Home Depot Inc.	3.350%	4/15/50	3,498	2,786
	Home Depot Inc.	2.375%	3/15/51	2,640	1,745
	Home Depot Inc.	2.750%	9/15/51	2,047	1,461
	Home Depot Inc.	3.625%	4/15/52	4,200	3,521
	Home Depot Inc.	3.500%	9/15/56	3,242	2,592
[1]	Howard University	5.209%	10/1/52	725	660
	JD.com Inc.	4.125%	1/14/50	545	423
[1]	Johns Hopkins University	4.083%	7/1/53	962	907
[1]	Johns Hopkins University	2.813%	1/1/60	965	682
	Kohl's Corp.	5.550%	7/17/45	1,065	747
	Lear Corp.	5.250%	5/15/49	1,400	1,211
	Lear Corp.	3.550%	1/15/52	895	584
	Leggett & Platt Inc.	3.500%	11/15/51	1,275	969
	Leland Stanford Junior University	3.647%	5/1/48	1,287	1,179
	Leland Stanford Junior University	2.413%	6/1/50	1,728	1,223
	Lowe's Cos. Inc.	5.500%	10/15/35	1,070	1,098
	Lowe's Cos. Inc.	5.000%	4/15/40	1,434	1,386
	Lowe's Cos. Inc.	2.800%	9/15/41	2,856	2,031
	Lowe's Cos. Inc.	4.650%	4/15/42	1,242	1,140
	Lowe's Cos. Inc.	4.250%	9/15/44	347	283
	Lowe's Cos. Inc.	4.375%	9/15/45	980	844
	Lowe's Cos. Inc.	3.700%	4/15/46	1,495	1,185
	Lowe's Cos. Inc.	4.050%	5/3/47	3,118	2,592
	Lowe's Cos. Inc.	4.550%	4/5/49	2,480	2,210
	Lowe's Cos. Inc.	5.125%	4/15/50	1,505	1,466
	Lowe's Cos. Inc.	3.000%	10/15/50	3,563	2,444
	Lowe's Cos. Inc.	3.500%	4/1/51	1,430	1,082
	Lowe's Cos. Inc.	4.250%	4/1/52	2,655	2,265
	Lowe's Cos. Inc.	4.450%	4/1/62	2,980	2,509
[1]	Marriott International Inc.	3.500%	10/15/32	1,840	1,578
[1]	Marriott International Inc.	2.750%	10/15/33	2,189	1,721
	Masco Corp.	4.500%	5/15/47	638	541
	Masco Corp.	3.125%	2/15/51	1,100	734
[1]	Massachusetts Institute of Technology	3.959%	7/1/38	1,180	1,139
[1]	Massachusetts Institute of Technology	2.989%	7/1/50	787	632
[1]	Massachusetts Institute of Technology	2.294%	7/1/51	312	214
	Massachusetts Institute of Technology	3.067%	4/1/52	1,880	1,519
	Massachusetts Institute of Technology	5.600%	7/1/11	1,966	2,299
	Massachusetts Institute of Technology	4.678%	7/1/14	1,645	1,604
	Massachusetts Institute of Technology	3.885%	7/1/16	585	469
[1]	McDonald's Corp.	4.700%	12/9/35	4,000	3,970
[1]	McDonald's Corp.	6.300%	10/15/37	2,400	2,711
[1]	McDonald's Corp.	6.300%	3/1/38	617	703
[1]	McDonald's Corp.	5.700%	2/1/39	1,359	1,451
[1]	McDonald's Corp.	4.875%	7/15/40	1,135	1,111
[1]	McDonald's Corp.	3.700%	2/15/42	2,677	2,231
[1]	McDonald's Corp.	3.625%	5/1/43	1,588	1,300
[1]	McDonald's Corp.	4.600%	5/26/45	1,436	1,343
[1]	McDonald's Corp.	4.875%	12/9/45	2,165	2,110
[1]	McDonald's Corp.	4.450%	3/1/47	850	786
[1]	McDonald's Corp.	4.450%	9/1/48	431	398
[1]	McDonald's Corp.	3.625%	9/1/49	5,469	4,435
[1]	McDonald's Corp.	4.200%	4/1/50	2,358	2,100
	MDC Holdings Inc.	6.000%	1/15/43	1,485	1,218
	NIKE Inc.	3.250%	3/27/40	3,388	2,874
	NIKE Inc.	3.625%	5/1/43	817	720
	NIKE Inc.	3.875%	11/1/45	1,363	1,235

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	NIKE Inc.	3.375%	11/1/46	765	641
	NIKE Inc.	3.375%	3/27/50	3,840	3,206
[1]	Northeastern University	2.894%	10/1/50	665	479
[1]	Northwestern University	4.643%	12/1/44	820	837
[1]	Northwestern University	2.640%	12/1/50	390	292
[1]	Northwestern University	3.662%	12/1/57	1,251	1,094
	Owens Corning	7.000%	12/1/36	977	1,056
	Owens Corning	4.300%	7/15/47	1,112	908
	Owens Corning	4.400%	1/30/48	1,183	970
	President & Fellows of Harvard College	4.875%	10/15/40	766	816
	President & Fellows of Harvard College	3.150%	7/15/46	680	573
	President & Fellows of Harvard College	2.517%	10/15/50	475	347
	President & Fellows of Harvard College	3.745%	11/15/52	2,100	1,942
	President & Fellows of Harvard College	3.300%	7/15/56	1,396	1,152
	PulteGroup Inc.	6.375%	5/15/33	925	938
	PulteGroup Inc.	6.000%	2/15/35	400	389
[1]	Rockefeller Foundation	2.492%	10/1/50	925	657
	Snap-on Inc.	4.100%	3/1/48	638	583
	Snap-on Inc.	3.100%	5/1/50	1,580	1,246
	Stanley Black & Decker Inc.	5.200%	9/1/40	675	679
	Stanley Black & Decker Inc.	4.850%	11/15/48	1,485	1,459
	Stanley Black & Decker Inc.	2.750%	11/15/50	1,617	1,099
	Starbucks Corp.	4.300%	6/15/45	812	715
	Starbucks Corp.	3.750%	12/1/47	2,214	1,797
	Starbucks Corp.	4.500%	11/15/48	1,122	1,017
	Starbucks Corp.	4.450%	8/15/49	3,001	2,683
	Starbucks Corp.	3.350%	3/12/50	691	516
	Starbucks Corp.	3.500%	11/15/50	3,320	2,559
	Thomas Jefferson University	3.847%	11/1/57	1,240	1,017
	TJX Cos. Inc.	4.500%	4/15/50	702	696
[1]	Trustees of Boston College	3.129%	7/1/52	812	602
[1]	Trustees of Boston University	4.061%	10/1/48	793	736
	Trustees of Princeton University	5.700%	3/1/39	1,360	1,556
[1]	Trustees of Princeton University	2.516%	7/1/50	879	655
	Trustees of Princeton University	4.201%	3/1/52	1,380	1,378
[1]	Trustees of the University of Pennsylvania	2.396%	10/1/50	1,118	780
	Trustees of the University of Pennsylvania	4.674%	9/1/12	740	702
	Trustees of the University of Pennsylvania	3.610%	2/15/19	650	474
[1]	University of Chicago	2.761%	4/1/45	105	84
[1]	University of Chicago	2.547%	4/1/50	1,105	804
	University of Chicago	3.000%	10/1/52	905	708
[1]	University of Chicago	4.003%	10/1/53	1,270	1,176
[1]	University of Miami	4.063%	4/1/52	1,230	1,074
[1]	University of Notre Dame du Lac	3.438%	2/15/45	1,243	1,084
[1]	University of Notre Dame du Lac	3.394%	2/15/48	829	718
[1]	University of Southern California	3.028%	10/1/39	802	677
[1]	University of Southern California	3.841%	10/1/47	467	425
	University of Southern California	2.805%	10/1/50	1,565	1,169
[1]	University of Southern California	2.945%	10/1/51	1,125	852
	University of Southern California	5.250%	10/1/11	738	767
[1]	University of Southern California	3.226%	10/1/20	880	570
[1]	Washington University	3.524%	4/15/54	1,680	1,444
	Washington University	4.349%	4/15/22	840	710
	Whirlpool Corp.	4.500%	6/1/46	1,361	1,130
	Whirlpool Corp.	4.600%	5/15/50	1,095	911
[1]	William Marsh Rice University	3.574%	5/15/45	1,300	1,154
[1]	William Marsh Rice University	3.774%	5/15/55	423	380
[1]	Yale University	2.402%	4/15/50	1,140	816
					297,542
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Consumer Staples (7.6%)
	Altria Group Inc.	5.800%	2/14/39	4,927	4,571
	Altria Group Inc.	3.400%	2/4/41	3,940	2,659
	Altria Group Inc.	4.250%	8/9/42	1,796	1,333
	Altria Group Inc.	4.500%	5/2/43	1,862	1,414
	Altria Group Inc.	5.375%	1/31/44	4,265	3,769
	Altria Group Inc.	3.875%	9/16/46	4,030	2,770
	Altria Group Inc.	5.950%	2/14/49	4,873	4,373
	Altria Group Inc.	4.450%	5/6/50	1,445	1,060
	Altria Group Inc.	3.700%	2/4/51	3,225	2,100
	Altria Group Inc.	6.200%	2/14/59	360	343
	Altria Group Inc.	4.000%	2/4/61	1,710	1,161
[1]	Anheuser-Busch Cos. LLC	4.700%	2/1/36	9,607	9,255
[1]	Anheuser-Busch Cos. LLC	4.900%	2/1/46	22,533	21,395
	Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	1,071	1,035
	Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	3,487	2,913
	Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	1,250	1,144
	Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	4,535	4,245
	Anheuser-Busch InBev Worldwide Inc.	5.875%	6/15/35	1,465	1,558
	Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	4,090	3,794
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	2,607	3,378
	Anheuser-Busch InBev Worldwide Inc.	5.450%	1/23/39	4,779	4,904
	Anheuser-Busch InBev Worldwide Inc.	8.000%	11/15/39	1,731	2,210
	Anheuser-Busch InBev Worldwide Inc.	4.350%	6/1/40	2,405	2,188
	Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	3,221	3,138
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	2,791	2,307
	Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	6,354	5,778
	Anheuser-Busch InBev Worldwide Inc.	4.439%	10/6/48	4,182	3,725
	Anheuser-Busch InBev Worldwide Inc.	5.550%	1/23/49	8,655	8,995
	Anheuser-Busch InBev Worldwide Inc.	4.500%	6/1/50	6,185	5,611
	Anheuser-Busch InBev Worldwide Inc.	4.750%	4/15/58	4,588	4,191
	Anheuser-Busch InBev Worldwide Inc.	5.800%	1/23/59	4,241	4,528
	Anheuser-Busch InBev Worldwide Inc.	4.600%	6/1/60	2,464	2,197
	Archer-Daniels-Midland Co.	5.935%	10/1/32	540	607
	Archer-Daniels-Midland Co.	5.375%	9/15/35	1,090	1,183
	Archer-Daniels-Midland Co.	3.750%	9/15/47	2,097	1,883
	Archer-Daniels-Midland Co.	4.500%	3/15/49	2,668	2,686
	Archer-Daniels-Midland Co.	2.700%	9/15/51	1,374	1,030
	BAT Capital Corp.	4.390%	8/15/37	3,681	2,913
	BAT Capital Corp.	3.734%	9/25/40	380	265
	BAT Capital Corp.	4.540%	8/15/47	6,187	4,521
	BAT Capital Corp.	4.758%	9/6/49	1,700	1,285
	BAT Capital Corp.	5.282%	4/2/50	2,461	1,970
	BAT Capital Corp.	3.984%	9/25/50	2,711	1,834
	BAT Capital Corp.	5.650%	3/16/52	1,165	994
	Brown-Forman Corp.	4.000%	4/15/38	1,163	1,053
	Brown-Forman Corp.	4.500%	7/15/45	896	837
	Campbell Soup Co.	4.800%	3/15/48	739	688
	Campbell Soup Co.	3.125%	4/24/50	1,695	1,200
	Church & Dwight Co. Inc.	3.950%	8/1/47	1,033	901
	Church & Dwight Co. Inc.	5.000%	6/15/52	1,175	1,204
	Coca-Cola Co.	2.500%	6/1/40	1,773	1,375
	Coca-Cola Co.	2.875%	5/5/41	853	694
	Coca-Cola Co.	4.200%	3/25/50	2,368	2,306

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Coca-Cola Co.	2.600%	6/1/50	5,110	3,759
	Coca-Cola Co.	3.000%	3/5/51	2,865	2,245
	Coca-Cola Co.	2.500%	3/15/51	4,615	3,283
	Coca-Cola Co.	2.750%	6/1/60	2,305	1,644
	Coca-Cola Femsa SAB de CV	1.850%	9/1/32	1,416	1,111
	Coca-Cola Femsa SAB de CV	5.250%	11/26/43	905	912
[1]	Colgate-Palmolive Co.	4.000%	8/15/45	1,304	1,203
[1]	Colgate-Palmolive Co.	3.700%	8/1/47	890	797
	Conagra Brands Inc.	5.300%	11/1/38	2,635	2,509
	Conagra Brands Inc.	5.400%	11/1/48	1,169	1,109
	Constellation Brands Inc.	4.500%	5/9/47	687	610
	Constellation Brands Inc.	4.100%	2/15/48	1,452	1,218
	Constellation Brands Inc.	5.250%	11/15/48	2,614	2,557
	Constellation Brands Inc.	3.750%	5/1/50	805	641
	Delhaize America LLC	9.000%	4/15/31	210	271
	Diageo Capital plc	5.875%	9/30/36	519	578
	Diageo Capital plc	3.875%	4/29/43	1,994	1,767
	Diageo Investment Corp.	7.450%	4/15/35	1,392	1,758
	Diageo Investment Corp.	4.250%	5/11/42	170	159
	Dollar General Corp.	4.125%	4/3/50	1,170	985
	Dollar Tree Inc.	3.375%	12/1/51	1,005	712
	Estee Lauder Cos. Inc.	6.000%	5/15/37	927	1,051
	Estee Lauder Cos. Inc.	4.375%	6/15/45	1,318	1,221
	Estee Lauder Cos. Inc.	4.150%	3/15/47	1,073	991
	Estee Lauder Cos. Inc.	3.125%	12/1/49	1,405	1,107
	Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	1,684	1,477
	Fomento Economico Mexicano SAB de CV	3.500%	1/16/50	5,878	4,543
	General Mills Inc.	5.400%	6/15/40	363	375
	General Mills Inc.	4.700%	4/17/48	400	380
	General Mills Inc.	3.000%	2/1/51	3,011	2,189
[2]	GSK Consumer Healthcare Capital US LLC	4.000%	3/24/52	2,340	1,899
	Hershey Co.	3.375%	8/15/46	1,478	1,239
	Hershey Co.	3.125%	11/15/49	1,091	865
	Hormel Foods Corp.	3.050%	6/3/51	976	757
	Ingredion Inc.	3.900%	6/1/50	1,130	893
	J M Smucker Co.	4.250%	3/15/35	2,705	2,491
	J M Smucker Co.	2.750%	9/15/41	495	349
	J M Smucker Co.	3.550%	3/15/50	471	350
[2]	JBS USA LUX SA	4.375%	2/2/52	1,700	1,336
[2]	JBS USA LUX SA	6.500%	12/1/52	1,750	1,829
	Kellogg Co.	4.500%	4/1/46	1,541	1,410
	Keurig Dr Pepper Inc.	4.500%	11/15/45	1,594	1,409
	Keurig Dr Pepper Inc.	4.420%	12/15/46	2,079	1,815
	Keurig Dr Pepper Inc.	3.800%	5/1/50	1,800	1,402
	Keurig Dr Pepper Inc.	3.350%	3/15/51	1,210	882
	Keurig Dr Pepper Inc.	4.500%	4/15/52	2,409	2,096
	Kimberly-Clark Corp.	6.625%	8/1/37	2,183	2,628
	Kimberly-Clark Corp.	5.300%	3/1/41	453	476
	Kimberly-Clark Corp.	3.200%	7/30/46	1,460	1,158
	Kimberly-Clark Corp.	3.900%	5/4/47	445	390
	Kimberly-Clark Corp.	2.875%	2/7/50	1,434	1,069
	Koninklijke Ahold Delhaize NV	5.700%	10/1/40	722	758
	Kraft Heinz Foods Co.	5.000%	7/15/35	2,230	2,167
	Kraft Heinz Foods Co.	6.875%	1/26/39	1,495	1,654
	Kraft Heinz Foods Co.	6.500%	2/9/40	2,350	2,515
	Kraft Heinz Foods Co.	5.000%	6/4/42	2,470	2,304
	Kraft Heinz Foods Co.	5.200%	7/15/45	4,690	4,408
	Kraft Heinz Foods Co.	4.375%	6/1/46	7,195	6,106
	Kraft Heinz Foods Co.	4.875%	10/1/49	3,955	3,586
	Kraft Heinz Foods Co.	5.500%	6/1/50	2,373	2,351
	Kroger Co.	6.900%	4/15/38	536	619
	Kroger Co.	5.400%	7/15/40	718	723
	Kroger Co.	5.000%	4/15/42	1,158	1,106
	Kroger Co.	5.150%	8/1/43	2,816	2,762
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Kroger Co.	3.875%	10/15/46	1,768	1,474
	Kroger Co.	4.450%	2/1/47	1,805	1,637
	Kroger Co.	4.650%	1/15/48	749	695
	Kroger Co.	3.950%	1/15/50	2,262	1,918
	McCormick & Co. Inc.	4.200%	8/15/47	1,300	1,137
	Mead Johnson Nutrition Co.	5.900%	11/1/39	1,345	1,481
	Mead Johnson Nutrition Co.	4.600%	6/1/44	546	527
	Molson Coors Beverage Co.	5.000%	5/1/42	3,004	2,770
	Molson Coors Beverage Co.	4.200%	7/15/46	4,199	3,444
	Mondelez International Inc.	1.875%	10/15/32	1,738	1,363
	Mondelez International Inc.	2.625%	9/4/50	2,295	1,542
	PepsiCo Inc.	3.500%	3/19/40	1,614	1,438
	PepsiCo Inc.	4.875%	11/1/40	145	151
	PepsiCo Inc.	2.625%	10/21/41	2,015	1,581
	PepsiCo Inc.	4.000%	3/5/42	1,123	1,057
	PepsiCo Inc.	3.600%	8/13/42	2,025	1,790
	PepsiCo Inc.	4.250%	10/22/44	899	853
	PepsiCo Inc.	4.450%	4/14/46	2,469	2,495
	PepsiCo Inc.	3.450%	10/6/46	925	806
	PepsiCo Inc.	4.000%	5/2/47	1,295	1,219
	PepsiCo Inc.	3.375%	7/29/49	1,900	1,605
	PepsiCo Inc.	2.875%	10/15/49	2,111	1,647
	PepsiCo Inc.	3.625%	3/19/50	2,546	2,275
	PepsiCo Inc.	2.750%	10/21/51	1,810	1,370
	PepsiCo Inc.	4.200%	7/18/52	1,775	1,739
	PepsiCo Inc.	3.875%	3/19/60	1,620	1,534
	Philip Morris International Inc.	6.375%	5/16/38	3,974	4,120
	Philip Morris International Inc.	4.375%	11/15/41	1,141	941
	Philip Morris International Inc.	4.500%	3/20/42	1,975	1,628
	Philip Morris International Inc.	3.875%	8/21/42	1,872	1,420
	Philip Morris International Inc.	4.125%	3/4/43	2,902	2,262
	Philip Morris International Inc.	4.875%	11/15/43	2,616	2,267
	Philip Morris International Inc.	4.250%	11/10/44	800	633
	Procter & Gamble Co.	5.800%	8/15/34	379	435
	Procter & Gamble Co.	5.550%	3/5/37	595	678
	Procter & Gamble Co.	3.550%	3/25/40	2,095	1,900
	Procter & Gamble Co.	3.500%	10/25/47	1,895	1,689
	Procter & Gamble Co.	3.600%	3/25/50	395	363
	Reynolds American Inc.	5.700%	8/15/35	1,691	1,555
	Reynolds American Inc.	7.250%	6/15/37	1,595	1,644
	Reynolds American Inc.	6.150%	9/15/43	2,767	2,519
	Reynolds American Inc.	5.850%	8/15/45	5,368	4,584
	Sysco Corp.	5.375%	9/21/35	541	555
	Sysco Corp.	6.600%	4/1/40	3,052	3,486
	Sysco Corp.	4.850%	10/1/45	1,261	1,175
	Sysco Corp.	4.500%	4/1/46	1,726	1,533
	Sysco Corp.	4.450%	3/15/48	1,860	1,646
	Sysco Corp.	3.300%	2/15/50	135	100
	Sysco Corp.	6.600%	4/1/50	2,238	2,614
	Sysco Corp.	3.150%	12/14/51	740	532
	Target Corp.	6.500%	10/15/37	1,165	1,363
	Target Corp.	7.000%	1/15/38	1,155	1,424
	Target Corp.	4.000%	7/1/42	1,240	1,145
	Target Corp.	3.625%	4/15/46	855	729
	Target Corp.	3.900%	11/15/47	2,090	1,857
	Target Corp.	2.950%	1/15/52	2,910	2,193
	Tyson Foods Inc.	4.875%	8/15/34	2,039	2,023
	Tyson Foods Inc.	5.150%	8/15/44	1,397	1,369
	Tyson Foods Inc.	4.550%	6/2/47	394	361
	Tyson Foods Inc.	5.100%	9/28/48	3,583	3,537
	Unilever Capital Corp.	5.900%	11/15/32	2,567	2,908
[1]	Unilever Capital Corp.	2.625%	8/12/51	735	525
	Walgreens Boots Alliance Inc.	4.800%	11/18/44	2,393	2,112
	Walgreens Boots Alliance Inc.	4.100%	4/15/50	2,696	2,136
	Walmart Inc.	5.250%	9/1/35	3,141	3,457
	Walmart Inc.	6.200%	4/15/38	1,387	1,672
	Walmart Inc.	3.950%	6/28/38	3,424	3,309

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Walmart Inc.	5.625%	4/1/40	1,441	1,662
	Walmart Inc.	5.000%	10/25/40	1,493	1,573
	Walmart Inc.	5.625%	4/15/41	2,948	3,355
	Walmart Inc.	2.500%	9/22/41	195	151
	Walmart Inc.	4.000%	4/11/43	2,402	2,255
	Walmart Inc.	3.625%	12/15/47	2,598	2,316
	Walmart Inc.	4.050%	6/29/48	2,724	2,604
	Walmart Inc.	2.950%	9/24/49	1,179	941
	Walmart Inc.	2.650%	9/22/51	3,189	2,393
					385,632
Energy (8.8%)
	Baker Hughes Holdings LLC	5.125%	9/15/40	2,710	2,621
	Baker Hughes Holdings LLC	4.080%	12/15/47	3,284	2,731
	Boardwalk Pipelines LP	3.600%	9/1/32	1,320	1,114
	BP Capital Markets America Inc.	3.060%	6/17/41	1,909	1,500
	BP Capital Markets America Inc.	3.000%	2/24/50	5,405	3,953
	BP Capital Markets America Inc.	2.772%	11/10/50	5,072	3,560
	BP Capital Markets America Inc.	2.939%	6/4/51	5,260	3,795
	BP Capital Markets America Inc.	3.001%	3/17/52	3,417	2,475
	BP Capital Markets America Inc.	3.379%	2/8/61	4,557	3,414
	Canadian Natural Resources Ltd.	6.450%	6/30/33	600	633
	Canadian Natural Resources Ltd.	5.850%	2/1/35	2,617	2,590
	Canadian Natural Resources Ltd.	6.500%	2/15/37	2,083	2,179
	Canadian Natural Resources Ltd.	6.250%	3/15/38	895	935
	Canadian Natural Resources Ltd.	6.750%	2/1/39	1,795	1,942
[1]	Canadian Natural Resources Ltd.	4.950%	6/1/47	590	558
	Cenovus Energy Inc.	5.250%	6/15/37	1,845	1,770
	Cenovus Energy Inc.	6.800%	9/15/37	1,473	1,593
	Cenovus Energy Inc.	6.750%	11/15/39	2,380	2,592
	Cenovus Energy Inc.	5.400%	6/15/47	2,150	2,093
	Cenovus Energy Inc.	3.750%	2/15/52	2,183	1,679
	Cheniere Corpus Christi Holdings LLC	2.742%	12/31/39	2,395	1,871
	Chevron Corp.	3.078%	5/11/50	2,203	1,752
	Chevron USA Inc.	5.250%	11/15/43	2,523	2,661
	Chevron USA Inc.	2.343%	8/12/50	580	400
	Columbia Pipeline Group Inc.	5.800%	6/1/45	1,422	1,454
	ConocoPhillips	5.900%	10/15/32	651	720
	ConocoPhillips	5.900%	5/15/38	2,845	3,118
	ConocoPhillips	6.500%	2/1/39	2,619	3,073
	ConocoPhillips	4.875%	10/1/47	1,475	1,454
[2]	ConocoPhillips Co.	3.758%	3/15/42	2,210	1,942
	ConocoPhillips Co.	4.300%	11/15/44	760	700
	ConocoPhillips Co.	3.800%	3/15/52	4,045	3,489
[2]	ConocoPhillips Co.	4.025%	3/15/62	4,928	4,201
	Continental Resources Inc.	4.900%	6/1/44	754	589
	DCP Midstream Operating LP	5.600%	4/1/44	1,000	960
	Devon Energy Corp.	5.600%	7/15/41	3,124	3,090
	Devon Energy Corp.	4.750%	5/15/42	732	661
	Devon Energy Corp.	5.000%	6/15/45	2,265	2,090
	Diamondback Energy Inc.	4.400%	3/24/51	1,133	965
	Diamondback Energy Inc.	4.250%	3/15/52	2,475	2,046
[1]	Eastern Gas Transmission & Storage Inc.	4.800%	11/1/43	880	813
[1]	Eastern Gas Transmission & Storage Inc.	4.600%	12/15/44	705	636
[1]	Eastern Gas Transmission & Storage Inc.	3.900%	11/15/49	825	651
[1]	Enbridge Energy Partners LP	7.500%	4/15/38	1,271	1,465
	Enbridge Energy Partners LP	5.500%	9/15/40	1,473	1,460
	Enbridge Energy Partners LP	7.375%	10/15/45	638	760
	Enbridge Inc.	2.500%	8/1/33	1,083	876
	Enbridge Inc.	4.500%	6/10/44	540	474
	Enbridge Inc.	5.500%	12/1/46	2,252	2,303
	Enbridge Inc.	4.000%	11/15/49	434	358
	Enbridge Inc.	3.400%	8/1/51	3,325	2,496
	Energy Transfer LP	4.900%	3/15/35	2,308	2,100
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Energy Transfer LP	6.625%	10/15/36	1,970	1,997
[1]	Energy Transfer LP	5.800%	6/15/38	1,517	1,421
	Energy Transfer LP	7.500%	7/1/38	389	421
	Energy Transfer LP	6.050%	6/1/41	1,194	1,162
	Energy Transfer LP	6.500%	2/1/42	3,257	3,284
	Energy Transfer LP	6.100%	2/15/42	1,924	1,824
	Energy Transfer LP	4.950%	1/15/43	733	612
	Energy Transfer LP	5.150%	2/1/43	2,585	2,210
	Energy Transfer LP	5.950%	10/1/43	2,873	2,708
	Energy Transfer LP	5.300%	4/1/44	724	636
	Energy Transfer LP	5.000%	5/15/44	285	243
	Energy Transfer LP	5.150%	3/15/45	2,959	2,569
	Energy Transfer LP	5.350%	5/15/45	970	858
	Energy Transfer LP	6.125%	12/15/45	2,535	2,436
	Energy Transfer LP	5.300%	4/15/47	3,634	3,178
	Energy Transfer LP	5.400%	10/1/47	1,733	1,542
	Energy Transfer LP	6.000%	6/15/48	1,697	1,616
	Energy Transfer LP	6.250%	4/15/49	1,534	1,506
	Energy Transfer LP	5.000%	5/15/50	4,250	3,648
[1]	Enterprise Products Operating LLC	6.875%	3/1/33	1,323	1,504
[1]	Enterprise Products Operating LLC	6.650%	10/15/34	1,830	2,030
	Enterprise Products Operating LLC	7.550%	4/15/38	2,196	2,577
	Enterprise Products Operating LLC	6.125%	10/15/39	2,071	2,203
	Enterprise Products Operating LLC	6.450%	9/1/40	920	1,003
	Enterprise Products Operating LLC	5.950%	2/1/41	1,030	1,079
	Enterprise Products Operating LLC	5.700%	2/15/42	760	775
	Enterprise Products Operating LLC	4.850%	8/15/42	2,251	2,115
	Enterprise Products Operating LLC	4.450%	2/15/43	3,081	2,735
	Enterprise Products Operating LLC	4.850%	3/15/44	3,010	2,803
	Enterprise Products Operating LLC	5.100%	2/15/45	3,834	3,665
	Enterprise Products Operating LLC	4.900%	5/15/46	622	580
	Enterprise Products Operating LLC	4.250%	2/15/48	1,445	1,237
	Enterprise Products Operating LLC	4.800%	2/1/49	3,546	3,263
	Enterprise Products Operating LLC	4.200%	1/31/50	2,998	2,538
	Enterprise Products Operating LLC	3.700%	1/31/51	922	724
	Enterprise Products Operating LLC	3.200%	2/15/52	1,416	1,021
	Enterprise Products Operating LLC	3.300%	2/15/53	2,809	2,079
	Enterprise Products Operating LLC	4.950%	10/15/54	2,417	2,203
	Enterprise Products Operating LLC	3.950%	1/31/60	1,660	1,295
	EOG Resources Inc.	3.900%	4/1/35	2,309	2,127
	EOG Resources Inc.	4.950%	4/15/50	1,785	1,844
	Exxon Mobil Corp.	2.995%	8/16/39	1,868	1,530
	Exxon Mobil Corp.	4.227%	3/19/40	5,068	4,830
	Exxon Mobil Corp.	3.567%	3/6/45	3,772	3,192
	Exxon Mobil Corp.	4.114%	3/1/46	6,797	6,262
	Exxon Mobil Corp.	3.095%	8/16/49	5,034	3,936
	Exxon Mobil Corp.	4.327%	3/19/50	6,301	6,008
	Exxon Mobil Corp.	3.452%	4/15/51	5,575	4,608
	Halliburton Co.	4.850%	11/15/35	3,455	3,288
	Halliburton Co.	6.700%	9/15/38	890	965
	Halliburton Co.	7.450%	9/15/39	1,394	1,619
	Halliburton Co.	4.500%	11/15/41	1,995	1,721
	Halliburton Co.	4.750%	8/1/43	3,154	2,800
	Halliburton Co.	5.000%	11/15/45	3,969	3,615
	Hess Corp.	7.125%	3/15/33	1,555	1,727
	Hess Corp.	6.000%	1/15/40	822	839
	Hess Corp.	5.600%	2/15/41	1,690	1,627
	Hess Corp.	5.800%	4/1/47	2,454	2,446
	Kinder Morgan Energy Partners LP	7.300%	8/15/33	711	789
	Kinder Morgan Energy Partners LP	5.800%	3/15/35	1,221	1,225
	Kinder Morgan Energy Partners LP	6.500%	2/1/37	1,678	1,757
[1]	Kinder Morgan Energy Partners LP	6.950%	1/15/38	1,702	1,842
	Kinder Morgan Energy Partners LP	6.500%	9/1/39	2,150	2,215
	Kinder Morgan Energy Partners LP	6.550%	9/15/40	3,211	3,320
	Kinder Morgan Energy Partners LP	7.500%	11/15/40	2,364	2,648
	Kinder Morgan Energy Partners LP	5.625%	9/1/41	825	770
	Kinder Morgan Energy Partners LP	5.000%	8/15/42	2,205	1,978

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Kinder Morgan Energy Partners LP	4.700%	11/1/42	1,602	1,370
	Kinder Morgan Energy Partners LP	5.000%	3/1/43	1,568	1,404
	Kinder Morgan Energy Partners LP	5.500%	3/1/44	3,385	3,170
	Kinder Morgan Energy Partners LP	5.400%	9/1/44	3,086	2,856
	Kinder Morgan Inc.	5.300%	12/1/34	773	756
	Kinder Morgan Inc.	5.550%	6/1/45	2,132	2,073
	Kinder Morgan Inc.	5.050%	2/15/46	921	837
	Kinder Morgan Inc.	5.200%	3/1/48	1,086	1,009
	Kinder Morgan Inc.	3.250%	8/1/50	1,091	759
	Kinder Morgan Inc.	3.600%	2/15/51	1,569	1,168
	Kinder Morgan Inc.	5.450%	8/1/52	1,565	1,520
	Magellan Midstream Partners LP	5.150%	10/15/43	1,225	1,125
	Magellan Midstream Partners LP	4.250%	9/15/46	335	276
	Magellan Midstream Partners LP	4.200%	10/3/47	1,537	1,252
	Magellan Midstream Partners LP	4.850%	2/1/49	620	550
	Magellan Midstream Partners LP	3.950%	3/1/50	2,642	2,075
	Marathon Oil Corp.	6.600%	10/1/37	1,957	2,053
	Marathon Oil Corp.	5.200%	6/1/45	1,418	1,297
	Marathon Petroleum Corp.	6.500%	3/1/41	1,177	1,263
	Marathon Petroleum Corp.	4.750%	9/15/44	2,821	2,486
	Marathon Petroleum Corp.	4.500%	4/1/48	2,170	1,818
	Marathon Petroleum Corp.	5.000%	9/15/54	1,695	1,506
	MPLX LP	4.500%	4/15/38	3,992	3,530
	MPLX LP	5.200%	3/1/47	1,499	1,360
	MPLX LP	5.200%	12/1/47	1,938	1,746
	MPLX LP	4.700%	4/15/48	1,846	1,577
	MPLX LP	5.500%	2/15/49	5,688	5,416
	MPLX LP	4.950%	3/14/52	3,080	2,712
	MPLX LP	4.900%	4/15/58	1,114	932
	NOV Inc.	3.950%	12/1/42	1,800	1,304
	ONEOK Inc.	6.000%	6/15/35	1,283	1,252
	ONEOK Inc.	4.950%	7/13/47	1,730	1,492
	ONEOK Inc.	5.200%	7/15/48	2,408	2,163
	ONEOK Inc.	4.450%	9/1/49	2,010	1,602
	ONEOK Inc.	4.500%	3/15/50	1,365	1,098
	ONEOK Inc.	7.150%	1/15/51	995	1,062
	ONEOK Partners LP	6.650%	10/1/36	1,730	1,768
	ONEOK Partners LP	6.850%	10/15/37	491	511
	ONEOK Partners LP	6.125%	2/1/41	1,257	1,214
	ONEOK Partners LP	6.200%	9/15/43	1,540	1,462
	Ovintiv Inc.	6.500%	8/15/34	1,476	1,524
	Ovintiv Inc.	6.625%	8/15/37	1,650	1,697
	Ovintiv Inc.	6.500%	2/1/38	1,131	1,155
	Phillips 66	4.650%	11/15/34	1,082	1,042
	Phillips 66	5.875%	5/1/42	2,252	2,401
	Phillips 66	4.875%	11/15/44	3,649	3,497
	Phillips 66	3.300%	3/15/52	4,100	3,053
[2]	Phillips 66 Co.	4.680%	2/15/45	852	775
[2]	Phillips 66 Co.	4.900%	10/1/46	1,830	1,721
	Plains All American Pipeline LP	6.650%	1/15/37	1,319	1,323
	Plains All American Pipeline LP	5.150%	6/1/42	2,566	2,147
	Plains All American Pipeline LP	4.300%	1/31/43	1,232	924
	Plains All American Pipeline LP	4.700%	6/15/44	665	525
	Plains All American Pipeline LP	4.900%	2/15/45	957	778
	Shell International Finance BV	4.125%	5/11/35	6,276	5,974
	Shell International Finance BV	6.375%	12/15/38	4,139	4,818
	Shell International Finance BV	5.500%	3/25/40	3,369	3,637
	Shell International Finance BV	2.875%	11/26/41	1,852	1,437
	Shell International Finance BV	3.625%	8/21/42	2,660	2,255
	Shell International Finance BV	4.550%	8/12/43	4,051	3,895
	Shell International Finance BV	4.375%	5/11/45	8,552	8,001
	Shell International Finance BV	4.000%	5/10/46	2,907	2,565
	Shell International Finance BV	3.750%	9/12/46	1,634	1,405
	Shell International Finance BV	3.125%	11/7/49	3,772	2,925
	Shell International Finance BV	3.250%	4/6/50	4,529	3,598
	Shell International Finance BV	3.000%	11/26/51	855	644
	Spectra Energy Partners LP	5.950%	9/25/43	1,857	1,918
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Spectra Energy Partners LP	4.500%	3/15/45	2,403	2,095
	Suncor Energy Inc.	5.350%	7/15/33	1,003	992
	Suncor Energy Inc.	5.950%	12/1/34	842	872
	Suncor Energy Inc.	5.950%	5/15/35	2,513	2,566
	Suncor Energy Inc.	6.800%	5/15/38	1,469	1,621
	Suncor Energy Inc.	6.500%	6/15/38	3,269	3,522
	Suncor Energy Inc.	6.850%	6/1/39	1,474	1,645
	Suncor Energy Inc.	4.000%	11/15/47	2,705	2,262
	Suncor Energy Inc.	3.750%	3/4/51	1,035	825
	Targa Resources Corp.	4.200%	2/1/33	2,623	2,358
	Targa Resources Corp.	4.950%	4/15/52	2,515	2,171
	TotalEnergies Capital International SA	2.986%	6/29/41	1,609	1,284
	TotalEnergies Capital International SA	3.461%	7/12/49	1,340	1,103
	TotalEnergies Capital International SA	3.127%	5/29/50	6,431	4,987
	TotalEnergies Capital International SA	3.386%	6/29/60	770	598
	TransCanada PipeLines Ltd.	4.625%	3/1/34	1,255	1,200
	TransCanada PipeLines Ltd.	5.600%	3/31/34	1,031	1,039
	TransCanada PipeLines Ltd.	5.850%	3/15/36	2,320	2,394
	TransCanada PipeLines Ltd.	6.200%	10/15/37	2,795	3,001
	TransCanada PipeLines Ltd.	4.750%	5/15/38	1,305	1,236
	TransCanada PipeLines Ltd.	7.250%	8/15/38	2,331	2,754
	TransCanada PipeLines Ltd.	7.625%	1/15/39	1,879	2,292
	TransCanada PipeLines Ltd.	6.100%	6/1/40	1,886	2,005
	TransCanada PipeLines Ltd.	5.000%	10/16/43	3,243	3,077
	TransCanada PipeLines Ltd.	4.875%	5/15/48	3,440	3,297
	TransCanada PipeLines Ltd.	5.100%	3/15/49	529	525
	Transcontinental Gas Pipe Line Co. LLC	5.400%	8/15/41	1,490	1,480
	Transcontinental Gas Pipe Line Co. LLC	4.450%	8/1/42	690	621
	Transcontinental Gas Pipe Line Co. LLC	4.600%	3/15/48	2,004	1,814
	Transcontinental Gas Pipe Line Co. LLC	3.950%	5/15/50	3,849	3,195
	Valero Energy Corp.	6.625%	6/15/37	2,952	3,201
	Valero Energy Corp.	4.900%	3/15/45	360	331
	Valero Energy Corp.	3.650%	12/1/51	3,055	2,328
	Valero Energy Corp.	4.000%	6/1/52	3,375	2,735
	Williams Cos. Inc.	6.300%	4/15/40	2,258	2,408
	Williams Cos. Inc.	5.800%	11/15/43	1,008	999
	Williams Cos. Inc.	5.400%	3/4/44	801	764
	Williams Cos. Inc.	5.750%	6/24/44	657	660
	Williams Cos. Inc.	4.900%	1/15/45	816	732
	Williams Cos. Inc.	5.100%	9/15/45	1,697	1,588
	Williams Cos. Inc.	4.850%	3/1/48	1,855	1,681
	Williams Cos. Inc.	3.500%	10/15/51	2,314	1,727
	Williams Cos. Inc.	5.300%	8/15/52	1,000	975
					447,601
Financials (14.6%)
	AerCap Ireland Capital DAC	3.400%	10/29/33	4,246	3,354
	AerCap Ireland Capital DAC	3.850%	10/29/41	2,883	2,137
	Aflac Inc.	4.000%	10/15/46	1,413	1,208
	Aflac Inc.	4.750%	1/15/49	2,224	2,139
	Alleghany Corp.	4.900%	9/15/44	1,162	1,120
	Alleghany Corp.	3.250%	8/15/51	985	747
	Allstate Corp.	5.350%	6/1/33	879	929
	Allstate Corp.	5.550%	5/9/35	961	1,031
	Allstate Corp.	4.500%	6/15/43	1,568	1,462
	Allstate Corp.	4.200%	12/15/46	2,330	2,109
	Allstate Corp.	3.850%	8/10/49	1,300	1,107
[1]	Allstate Corp.	6.500%	5/15/57	986	1,004
	American Express Co.	4.050%	12/3/42	1,937	1,760
	American Financial Group Inc.	4.500%	6/15/47	768	651
	American International Group Inc.	3.875%	1/15/35	909	828

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	American International Group Inc.	4.700%	7/10/35	936	894
	American International Group Inc.	6.250%	5/1/36	1,810	2,013
	American International Group Inc.	4.500%	7/16/44	2,635	2,373
	American International Group Inc.	4.800%	7/10/45	508	474
	American International Group Inc.	4.750%	4/1/48	800	757
	American International Group Inc.	4.375%	6/30/50	2,570	2,307
	Aon Corp.	6.250%	9/30/40	1,262	1,381
	Aon Corp.	2.900%	8/23/51	720	499
	Aon Corp.	3.900%	2/28/52	2,050	1,705
	Aon Global Ltd.	4.600%	6/14/44	553	506
	Aon Global Ltd.	4.750%	5/15/45	2,380	2,209
	Arch Capital Finance LLC	5.031%	12/15/46	1,422	1,331
	Arch Capital Group Ltd.	7.350%	5/1/34	767	915
	Arch Capital Group Ltd.	3.635%	6/30/50	438	340
	Arch Capital Group US Inc.	5.144%	11/1/43	1,175	1,131
	Arthur J Gallagher & Co.	3.500%	5/20/51	2,190	1,667
	Arthur J Gallagher & Co.	3.050%	3/9/52	615	428
	Assured Guaranty US Holdings Inc.	3.600%	9/15/51	950	699
	Athene Holding Ltd.	3.950%	5/25/51	1,557	1,153
	Athene Holding Ltd.	3.450%	5/15/52	1,960	1,344
	Bank of America Corp.	6.110%	1/29/37	2,567	2,719
[1]	Bank of America Corp.	4.244%	4/24/38	3,761	3,397
	Bank of America Corp.	7.750%	5/14/38	3,718	4,590
[1]	Bank of America Corp.	4.078%	4/23/40	5,035	4,396
[1]	Bank of America Corp.	2.676%	6/19/41	10,287	7,381
[1]	Bank of America Corp.	5.875%	2/7/42	2,659	2,899
	Bank of America Corp.	3.311%	4/22/42	6,200	4,853
[1]	Bank of America Corp.	5.000%	1/21/44	6,509	6,323
[1]	Bank of America Corp.	4.875%	4/1/44	1,366	1,313
[1]	Bank of America Corp.	4.750%	4/21/45	1,306	1,183
[1]	Bank of America Corp.	4.443%	1/20/48	7,925	7,260
[1]	Bank of America Corp.	3.946%	1/23/49	4,099	3,466
[1]	Bank of America Corp.	4.330%	3/15/50	7,325	6,567
[1]	Bank of America Corp.	4.083%	3/20/51	15,567	13,332
[1]	Bank of America Corp.	2.831%	10/24/51	913	620
[1]	Bank of America Corp.	3.483%	3/13/52	2,470	1,912
	Bank of America Corp.	2.972%	7/21/52	3,468	2,422
[1]	Bank of America NA	6.000%	10/15/36	3,237	3,484
	Barclays plc	3.811%	3/10/42	2,495	1,812
	Barclays plc	3.330%	11/24/42	2,040	1,469
	Barclays plc	5.250%	8/17/45	2,751	2,580
	Barclays plc	4.950%	1/10/47	4,697	4,284
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	729	821
	Berkshire Hathaway Finance Corp.	4.400%	5/15/42	2,554	2,449
	Berkshire Hathaway Finance Corp.	4.300%	5/15/43	1,879	1,774
	Berkshire Hathaway Finance Corp.	4.200%	8/15/48	6,801	6,321
	Berkshire Hathaway Finance Corp.	4.250%	1/15/49	4,022	3,776
	Berkshire Hathaway Finance Corp.	2.850%	10/15/50	4,082	2,978
	Berkshire Hathaway Finance Corp.	2.500%	1/15/51	1,160	794
	Berkshire Hathaway Finance Corp.	3.850%	3/15/52	8,565	7,379
	Berkshire Hathaway Inc.	4.500%	2/11/43	1,915	1,859
	Brighthouse Financial Inc.	4.700%	6/22/47	748	592
	Brighthouse Financial Inc.	3.850%	12/22/51	515	355
	Brookfield Finance Inc.	4.700%	9/20/47	2,204	1,903
	Brookfield Finance Inc.	3.500%	3/30/51	1,823	1,310
	Brookfield Finance Inc.	3.625%	2/15/52	1,281	944
	Brookfield Finance LLC	3.450%	4/15/50	1,345	953
	Brown & Brown Inc.	4.950%	3/17/52	1,585	1,411
	Chubb Corp.	6.000%	5/11/37	2,426	2,739
[1]	Chubb Corp.	6.500%	5/15/38	1,505	1,763
	Chubb INA Holdings Inc.	6.700%	5/15/36	1,979	2,317
	Chubb INA Holdings Inc.	4.150%	3/13/43	2,574	2,323
	Chubb INA Holdings Inc.	4.350%	11/3/45	1,624	1,526
	Chubb INA Holdings Inc.	2.850%	12/15/51	1,560	1,140
	Chubb INA Holdings Inc.	3.050%	12/15/61	1,865	1,317
	CI Financial Corp.	4.100%	6/15/51	1,980	1,296
	Cincinnati Financial Corp.	6.125%	11/1/34	1,189	1,304
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Citigroup Inc.	5.875%	2/22/33	1,597	1,646
	Citigroup Inc.	6.000%	10/31/33	2,452	2,558
	Citigroup Inc.	6.125%	8/25/36	1,890	1,996
[1]	Citigroup Inc.	3.878%	1/24/39	1,943	1,689
	Citigroup Inc.	8.125%	7/15/39	4,236	5,555
[1]	Citigroup Inc.	5.316%	3/26/41	2,197	2,195
	Citigroup Inc.	5.875%	1/30/42	4,781	5,081
	Citigroup Inc.	2.904%	11/3/42	802	584
	Citigroup Inc.	6.675%	9/13/43	1,929	2,178
	Citigroup Inc.	5.300%	5/6/44	2,455	2,389
	Citigroup Inc.	4.650%	7/30/45	3,353	3,104
	Citigroup Inc.	4.750%	5/18/46	4,385	3,949
[1]	Citigroup Inc.	4.281%	4/24/48	2,453	2,202
	Citigroup Inc.	4.650%	7/23/48	4,373	4,118
	Citizens Financial Group Inc.	2.638%	9/30/32	793	628
	CME Group Inc.	5.300%	9/15/43	1,051	1,143
	CME Group Inc.	4.150%	6/15/48	1,927	1,834
[1]	Cooperatieve Rabobank UA	5.250%	5/24/41	5,119	5,570
	Cooperatieve Rabobank UA	5.750%	12/1/43	2,335	2,425
	Cooperatieve Rabobank UA	5.250%	8/4/45	2,654	2,578
[2]	Corebridge Financial Inc.	4.350%	4/5/42	1,935	1,639
[2]	Corebridge Financial Inc.	4.400%	4/5/52	3,830	3,149
	Credit Suisse Group AG	4.875%	5/15/45	4,883	3,937
	Equitable Holdings Inc.	5.000%	4/20/48	3,967	3,713
	Everest Reinsurance Holdings Inc.	4.868%	6/1/44	1,357	1,244
	Everest Reinsurance Holdings Inc.	3.500%	10/15/50	1,425	1,065
	Everest Reinsurance Holdings Inc.	3.125%	10/15/52	2,565	1,781
	Fidelity National Financial Inc.	3.200%	9/17/51	1,133	713
	Fifth Third Bancorp	8.250%	3/1/38	2,384	3,077
[1]	First Republic Bank	4.375%	8/1/46	1,730	1,480
	Franklin Resources Inc.	2.950%	8/12/51	914	633
	GATX Corp.	5.200%	3/15/44	897	823
	GATX Corp.	3.100%	6/1/51	1,323	866
	GE Capital International Funding Co. Unlimited Co.	4.418%	11/15/35	17,578	16,576
	Global Payments Inc.	4.150%	8/15/49	2,970	2,268
	Global Payments Inc.	5.950%	8/15/52	100	97
	Goldman Sachs Capital I	6.345%	2/15/34	1,398	1,464
	Goldman Sachs Group Inc.	6.125%	2/15/33	3,893	4,235
	Goldman Sachs Group Inc.	6.450%	5/1/36	3,115	3,355
	Goldman Sachs Group Inc.	6.750%	10/1/37	13,860	15,370
[1]	Goldman Sachs Group Inc.	4.017%	10/31/38	4,778	4,169
[1]	Goldman Sachs Group Inc.	4.411%	4/23/39	3,728	3,402
	Goldman Sachs Group Inc.	6.250%	2/1/41	6,537	7,273
	Goldman Sachs Group Inc.	3.210%	4/22/42	3,517	2,707
	Goldman Sachs Group Inc.	2.908%	7/21/42	935	682
	Goldman Sachs Group Inc.	3.436%	2/24/43	5,695	4,491
[1]	Goldman Sachs Group Inc.	4.800%	7/8/44	6,113	5,857
	Goldman Sachs Group Inc.	5.150%	5/22/45	3,901	3,697
	Goldman Sachs Group Inc.	4.750%	10/21/45	3,291	3,085
	Hartford Financial Services Group Inc.	5.950%	10/15/36	708	758
	Hartford Financial Services Group Inc.	6.100%	10/1/41	1,186	1,276
	Hartford Financial Services Group Inc.	4.300%	4/15/43	1,236	1,077
	Hartford Financial Services Group Inc.	4.400%	3/15/48	1,100	997
	Hartford Financial Services Group Inc.	3.600%	8/19/49	1,838	1,448
	Hartford Financial Services Group Inc.	2.900%	9/15/51	745	511
[1]	HSBC Bank USA NA	5.875%	11/1/34	550	553
[1]	HSBC Bank USA NA	5.625%	8/15/35	995	990
[1]	HSBC Bank USA NA	7.000%	1/15/39	2,761	3,176
	HSBC Holdings plc	6.500%	5/2/36	5,399	5,662
	HSBC Holdings plc	6.500%	9/15/37	3,725	3,888
	HSBC Holdings plc	6.800%	6/1/38	2,966	3,197

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	HSBC Holdings plc	6.100%	1/14/42	2,246	2,456
	HSBC Holdings plc	5.250%	3/14/44	3,748	3,445
	Intercontinental Exchange Inc.	1.850%	9/15/32	2,730	2,154
	Intercontinental Exchange Inc.	4.600%	3/15/33	5,246	5,194
	Intercontinental Exchange Inc.	2.650%	9/15/40	3,600	2,669
	Intercontinental Exchange Inc.	4.250%	9/21/48	4,441	3,982
	Intercontinental Exchange Inc.	3.000%	6/15/50	2,841	2,072
	Intercontinental Exchange Inc.	4.950%	6/15/52	4,295	4,223
	Intercontinental Exchange Inc.	3.000%	9/15/60	1,000	678
	Intercontinental Exchange Inc.	5.200%	6/15/62	2,970	2,922
	Invesco Finance plc	5.375%	11/30/43	398	392
[2]	Jackson Financial Inc.	4.000%	11/23/51	1,205	836
	Jefferies Group LLC	2.750%	10/15/32	1,140	873
	Jefferies Group LLC	6.250%	1/15/36	1,659	1,674
	Jefferies Group LLC	6.500%	1/20/43	384	388
	JPMorgan Chase & Co.	1.953%	2/4/32	85	67
	JPMorgan Chase & Co.	6.400%	5/15/38	5,632	6,412
[1]	JPMorgan Chase & Co.	3.882%	7/24/38	2,495	2,194
	JPMorgan Chase & Co.	5.500%	10/15/40	4,335	4,535
[1]	JPMorgan Chase & Co.	3.109%	4/22/41	5,063	3,907
	JPMorgan Chase & Co.	5.600%	7/15/41	4,772	5,045
	JPMorgan Chase & Co.	2.525%	11/19/41	888	620
	JPMorgan Chase & Co.	5.400%	1/6/42	4,687	4,826
	JPMorgan Chase & Co.	3.157%	4/22/42	1,668	1,293
	JPMorgan Chase & Co.	5.625%	8/16/43	4,684	4,892
	JPMorgan Chase & Co.	4.850%	2/1/44	4,401	4,370
	JPMorgan Chase & Co.	4.950%	6/1/45	2,751	2,633
[1]	JPMorgan Chase & Co.	4.260%	2/22/48	6,511	5,735
[1]	JPMorgan Chase & Co.	4.032%	7/24/48	3,065	2,629
[1]	JPMorgan Chase & Co.	3.964%	11/15/48	7,108	5,952
[1]	JPMorgan Chase & Co.	3.897%	1/23/49	5,413	4,520
[1]	JPMorgan Chase & Co.	3.109%	4/22/51	4,400	3,190
	JPMorgan Chase & Co.	3.328%	4/22/52	9,230	6,967
	Legg Mason Inc.	5.625%	1/15/44	1,373	1,417
	Lincoln National Corp.	6.300%	10/9/37	1,279	1,385
	Lincoln National Corp.	7.000%	6/15/40	1,348	1,524
	Lincoln National Corp.	4.350%	3/1/48	1,291	1,104
	Lloyds Banking Group plc	5.300%	12/1/45	1,310	1,190
	Lloyds Banking Group plc	3.369%	12/14/46	70	49
	Lloyds Banking Group plc	4.344%	1/9/48	4,512	3,647
	Loews Corp.	4.125%	5/15/43	2,081	1,760
	Manulife Financial Corp.	5.375%	3/4/46	740	771
	Markel Corp.	5.000%	4/5/46	1,360	1,269
	Markel Corp.	4.300%	11/1/47	1,123	952
	Markel Corp.	5.000%	5/20/49	1,743	1,649
	Markel Corp.	4.150%	9/17/50	427	350
	Markel Corp.	3.450%	5/7/52	1,360	1,005
	Marsh & McLennan Cos. Inc.	5.875%	8/1/33	1,618	1,751
	Marsh & McLennan Cos. Inc.	4.750%	3/15/39	2,001	1,953
	Marsh & McLennan Cos. Inc.	4.350%	1/30/47	2,418	2,209
	Marsh & McLennan Cos. Inc.	4.200%	3/1/48	430	384
	Marsh & McLennan Cos. Inc.	4.900%	3/15/49	2,214	2,212
	Marsh & McLennan Cos. Inc.	2.900%	12/15/51	755	542
	Mastercard Inc.	3.800%	11/21/46	424	384
	Mastercard Inc.	3.950%	2/26/48	2,445	2,245
	Mastercard Inc.	3.650%	6/1/49	1,496	1,309
	Mastercard Inc.	3.850%	3/26/50	4,516	4,082
	Mastercard Inc.	2.950%	3/15/51	2,260	1,737
	MetLife Inc.	6.500%	12/15/32	1,599	1,823
	MetLife Inc.	6.375%	6/15/34	1,030	1,181
	MetLife Inc.	5.700%	6/15/35	3,061	3,326
[1]	MetLife Inc.	6.400%	12/15/36	1,248	1,286
[1]	MetLife Inc.	10.750%	8/1/39	749	1,021
	MetLife Inc.	5.875%	2/6/41	3,841	4,193
	MetLife Inc.	4.125%	8/13/42	1,289	1,154
	MetLife Inc.	4.875%	11/13/43	2,209	2,177
	MetLife Inc.	4.721%	12/15/44	1,957	1,862
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	MetLife Inc.	4.050%	3/1/45	2,636	2,322
	MetLife Inc.	4.600%	5/13/46	390	376
	MetLife Inc.	5.000%	7/15/52	3,840	3,884
	Mitsubishi UFJ Financial Group Inc.	4.286%	7/26/38	1,908	1,783
	Mitsubishi UFJ Financial Group Inc.	4.153%	3/7/39	1,524	1,388
	Mitsubishi UFJ Financial Group Inc.	3.751%	7/18/39	3,295	2,851
[1]	Morgan Stanley	3.971%	7/22/38	7,122	6,353
[1]	Morgan Stanley	4.457%	4/22/39	3,403	3,174
	Morgan Stanley	3.217%	4/22/42	6,773	5,287
	Morgan Stanley	6.375%	7/24/42	3,301	3,779
	Morgan Stanley	4.300%	1/27/45	5,267	4,708
	Morgan Stanley	4.375%	1/22/47	7,406	6,742
[1]	Morgan Stanley	5.597%	3/24/51	3,278	3,539
[1]	Morgan Stanley	2.802%	1/25/52	2,044	1,388
	Nasdaq Inc.	2.500%	12/21/40	1,103	767
	Nasdaq Inc.	3.250%	4/28/50	1,335	993
	Nasdaq Inc.	3.950%	3/7/52	1,425	1,191
[1]	Nationwide Financial Services Inc.	6.750%	5/15/37	936	927
	Old Republic International Corp.	3.850%	6/11/51	1,580	1,197
	PayPal Holdings Inc.	3.250%	6/1/50	2,430	1,836
	PayPal Holdings Inc.	5.050%	6/1/52	2,580	2,529
	PayPal Holdings Inc.	5.250%	6/1/62	1,605	1,589
	Principal Financial Group Inc.	6.050%	10/15/36	365	397
	Principal Financial Group Inc.	4.625%	9/15/42	807	742
	Principal Financial Group Inc.	4.350%	5/15/43	1,129	1,002
	Principal Financial Group Inc.	4.300%	11/15/46	1,320	1,167
	Progressive Corp.	6.625%	3/1/29	1	1
	Progressive Corp.	6.250%	12/1/32	1,270	1,449
	Progressive Corp.	4.350%	4/25/44	1,490	1,376
	Progressive Corp.	3.700%	1/26/45	1,560	1,296
	Progressive Corp.	4.125%	4/15/47	1,629	1,484
	Progressive Corp.	4.200%	3/15/48	1,670	1,532
	Progressive Corp.	3.950%	3/26/50	497	439
[1]	Prudential Financial Inc.	5.700%	12/14/36	1,040	1,119
[1]	Prudential Financial Inc.	6.625%	12/1/37	866	998
[1]	Prudential Financial Inc.	3.000%	3/10/40	505	405
[1]	Prudential Financial Inc.	6.625%	6/21/40	1,156	1,321
[1]	Prudential Financial Inc.	6.200%	11/15/40	545	584
[1]	Prudential Financial Inc.	5.100%	8/15/43	516	477
[1]	Prudential Financial Inc.	4.600%	5/15/44	1,833	1,754
	Prudential Financial Inc.	3.905%	12/7/47	3,110	2,701
[1]	Prudential Financial Inc.	4.418%	3/27/48	1,247	1,151
	Prudential Financial Inc.	3.935%	12/7/49	3,656	3,171
[1]	Prudential Financial Inc.	4.350%	2/25/50	1,630	1,500
[1]	Prudential Financial Inc.	3.700%	3/13/51	1,120	929
	Raymond James Financial Inc.	4.950%	7/15/46	747	728
	Raymond James Financial Inc.	3.750%	4/1/51	3,298	2,664
[1]	Regions Bank	6.450%	6/26/37	1,500	1,672
	Regions Financial Corp.	7.375%	12/10/37	600	706
	Selective Insurance Group Inc.	5.375%	3/1/49	715	671
	Sumitomo Mitsui Financial Group Inc.	2.296%	1/12/41	1,620	1,097
	Sumitomo Mitsui Financial Group Inc.	2.930%	9/17/41	2,095	1,520
	Transatlantic Holdings Inc.	8.000%	11/30/39	828	1,045
	Travelers Cos. Inc.	6.750%	6/20/36	1,716	2,053
[1]	Travelers Cos. Inc.	6.250%	6/15/37	1,795	2,098
	Travelers Cos. Inc.	5.350%	11/1/40	934	989
	Travelers Cos. Inc.	4.300%	8/25/45	2,983	2,714
	Travelers Cos. Inc.	3.750%	5/15/46	945	807
	Travelers Cos. Inc.	4.000%	5/30/47	379	338
	Travelers Cos. Inc.	4.050%	3/7/48	1,986	1,778
	Travelers Cos. Inc.	4.100%	3/4/49	1,666	1,497
	Travelers Cos. Inc.	2.550%	4/27/50	1,685	1,174
	Travelers Cos. Inc.	3.050%	6/8/51	2,210	1,686
	Travelers Property Casualty Corp.	6.375%	3/15/33	418	488
	Unum Group	5.750%	8/15/42	1,034	963

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Unum Group	4.500%	12/15/49	1,718	1,333
	Unum Group	4.125%	6/15/51	896	658
	Visa Inc.	4.150%	12/14/35	5,022	4,977
	Visa Inc.	2.700%	4/15/40	1,690	1,352
	Visa Inc.	4.300%	12/14/45	7,359	7,102
	Visa Inc.	3.650%	9/15/47	1,855	1,643
	Visa Inc.	2.000%	8/15/50	3,349	2,188
	Voya Financial Inc.	5.700%	7/15/43	1,487	1,464
	Voya Financial Inc.	4.800%	6/15/46	392	348
	W R Berkley Corp.	4.750%	8/1/44	1,069	988
	W R Berkley Corp.	4.000%	5/12/50	590	489
	W R Berkley Corp.	3.150%	9/30/61	1,325	890
	Wachovia Corp.	7.500%	4/15/35	305	354
	Wachovia Corp.	5.500%	8/1/35	1,293	1,307
[1]	Wells Fargo & Co.	3.068%	4/30/41	11,126	8,541
	Wells Fargo & Co.	5.375%	11/2/43	6,224	6,205
	Wells Fargo & Co.	5.606%	1/15/44	7,875	7,964
[1]	Wells Fargo & Co.	4.650%	11/4/44	6,740	6,099
	Wells Fargo & Co.	3.900%	5/1/45	5,540	4,638
[1]	Wells Fargo & Co.	4.900%	11/17/45	6,344	5,883
[1]	Wells Fargo & Co.	4.400%	6/14/46	2,587	2,260
[1]	Wells Fargo & Co.	4.750%	12/7/46	3,018	2,754
[1]	Wells Fargo & Co.	5.013%	4/4/51	10,822	10,685
[1]	Wells Fargo & Co.	4.611%	4/25/53	8,520	7,856
	Wells Fargo Bank NA	5.950%	8/26/36	771	818
[1]	Wells Fargo Bank NA	5.850%	2/1/37	433	459
[1]	Wells Fargo Bank NA	6.600%	1/15/38	3,618	4,167
	Western Union Co.	6.200%	11/17/36	1,487	1,472
	Westpac Banking Corp.	4.421%	7/24/39	3,083	2,717
	Westpac Banking Corp.	2.963%	11/16/40	723	515
	Westpac Banking Corp.	3.133%	11/18/41	3,705	2,677
	Willis North America Inc.	5.050%	9/15/48	1,604	1,477
	Willis North America Inc.	3.875%	9/15/49	1,514	1,168
	XLIT Ltd.	5.250%	12/15/43	662	692
	XLIT Ltd.	5.500%	3/31/45	1,305	1,327
					741,522
Health Care (14.4%)
	Abbott Laboratories	4.750%	11/30/36	3,120	3,285
	Abbott Laboratories	6.150%	11/30/37	948	1,121
	Abbott Laboratories	6.000%	4/1/39	1,290	1,488
	Abbott Laboratories	5.300%	5/27/40	1,828	1,975
	Abbott Laboratories	4.750%	4/15/43	1,739	1,756
[3]	Abbott Laboratories	4.900%	11/30/46	8,078	8,510
	AbbVie Inc.	4.550%	3/15/35	4,296	4,120
	AbbVie Inc.	4.500%	5/14/35	5,750	5,473
	AbbVie Inc.	4.300%	5/14/36	6,004	5,604
	AbbVie Inc.	4.050%	11/21/39	7,251	6,395
	AbbVie Inc.	4.625%	10/1/42	2,065	1,897
	AbbVie Inc.	4.400%	11/6/42	5,221	4,719
	AbbVie Inc.	4.850%	6/15/44	2,761	2,620
	AbbVie Inc.	4.750%	3/15/45	747	698
	AbbVie Inc.	4.700%	5/14/45	2,750	2,571
	AbbVie Inc.	4.450%	5/14/46	8,189	7,427
	AbbVie Inc.	4.875%	11/14/48	5,616	5,419
	AbbVie Inc.	4.250%	11/21/49	14,732	12,961
[1]	AdventHealth Obligated Group	2.795%	11/15/51	550	386
	Adventist Health System	3.630%	3/1/49	810	624
	Advocate Health & Hospitals Corp.	4.272%	8/15/48	544	502
	Advocate Health & Hospitals Corp.	3.387%	10/15/49	740	592
[1]	Advocate Health & Hospitals Corp.	3.008%	6/15/50	1,963	1,438
	Aetna Inc.	6.625%	6/15/36	2,419	2,702
	Aetna Inc.	6.750%	12/15/37	402	450
	Aetna Inc.	4.500%	5/15/42	1,515	1,352
	Aetna Inc.	4.125%	11/15/42	1,247	1,063
	Aetna Inc.	4.750%	3/15/44	2,643	2,413
	Aetna Inc.	3.875%	8/15/47	866	706
	AHS Hospital Corp.	5.024%	7/1/45	1,248	1,276
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	AHS Hospital Corp.	2.780%	7/1/51	570	399
[1]	Allina Health System	3.887%	4/15/49	767	663
[1]	Allina Health System	2.902%	11/15/51	730	520
	AmerisourceBergen Corp.	4.250%	3/1/45	1,420	1,230
	AmerisourceBergen Corp.	4.300%	12/15/47	1,881	1,695
	Amgen Inc.	4.200%	3/1/33	2,000	1,932
	Amgen Inc.	6.375%	6/1/37	150	173
	Amgen Inc.	6.400%	2/1/39	804	900
	Amgen Inc.	3.150%	2/21/40	4,295	3,399
	Amgen Inc.	5.750%	3/15/40	799	844
	Amgen Inc.	2.800%	8/15/41	3,093	2,321
	Amgen Inc.	4.950%	10/1/41	2,556	2,484
	Amgen Inc.	5.150%	11/15/41	902	893
	Amgen Inc.	5.650%	6/15/42	870	917
	Amgen Inc.	4.400%	5/1/45	4,940	4,447
	Amgen Inc.	4.563%	6/15/48	3,891	3,595
	Amgen Inc.	3.375%	2/21/50	6,443	4,888
	Amgen Inc.	4.663%	6/15/51	8,807	8,259
	Amgen Inc.	3.000%	1/15/52	3,420	2,410
	Amgen Inc.	4.200%	2/22/52	3,344	2,915
	Amgen Inc.	4.875%	3/1/53	2,625	2,547
	Amgen Inc.	2.770%	9/1/53	1,411	937
	Amgen Inc.	4.400%	2/22/62	2,245	1,947
[1]	Ascension Health	3.106%	11/15/39	1,200	985
	Ascension Health	3.945%	11/15/46	2,537	2,311
[1]	Ascension Health	4.847%	11/15/53	1,140	1,187
	AstraZeneca plc	6.450%	9/15/37	5,340	6,289
	AstraZeneca plc	4.000%	9/18/42	3,444	3,164
	AstraZeneca plc	4.375%	11/16/45	2,458	2,369
	AstraZeneca plc	4.375%	8/17/48	2,704	2,617
	AstraZeneca plc	2.125%	8/6/50	1,305	852
	AstraZeneca plc	3.000%	5/28/51	1,270	987
	Banner Health	2.907%	1/1/42	485	371
[1]	Banner Health	3.181%	1/1/50	440	340
	Banner Health	2.913%	1/1/51	1,398	1,017
[1]	Baptist Health South Florida Obligated Group	3.115%	11/15/71	655	439
[1]	Baptist Healthcare System Obligated Group	3.540%	8/15/50	371	290
	Baxalta Inc.	5.250%	6/23/45	2,385	2,362
	Baxter International Inc.	3.500%	8/15/46	1,668	1,286
	Baxter International Inc.	3.132%	12/1/51	2,385	1,671
[1]	BayCare Health System Inc.	3.831%	11/15/50	1,363	1,191
	Baylor Scott & White Holdings	4.185%	11/15/45	1,716	1,582
	Baylor Scott & White Holdings	3.967%	11/15/46	848	765
[1]	Baylor Scott & White Holdings	2.839%	11/15/50	1,732	1,260
	Becton Dickinson & Co.	4.685%	12/15/44	2,074	1,966
	Becton Dickinson & Co.	4.669%	6/6/47	4,340	4,135
	Becton Dickinson & Co.	3.794%	5/20/50	1,314	1,089
[1]	Beth Israel Lahey Health Inc.	3.080%	7/1/51	1,120	797
[1]	BHSH System Obligated Group	3.487%	7/15/49	860	696
	Biogen Inc.	3.150%	5/1/50	4,799	3,266
	Biogen Inc.	3.250%	2/15/51	2,035	1,420
[1]	Bon Secours Mercy Health Inc.	3.205%	6/1/50	860	649
	Boston Scientific Corp.	6.750%	11/15/35	425	482
	Boston Scientific Corp.	4.550%	3/1/39	888	824
	Boston Scientific Corp.	7.375%	1/15/40	1,000	1,202
	Boston Scientific Corp.	4.700%	3/1/49	1,795	1,708
	Bristol-Myers Squibb Co.	4.125%	6/15/39	3,536	3,306
	Bristol-Myers Squibb Co.	2.350%	11/13/40	1,552	1,135
	Bristol-Myers Squibb Co.	3.550%	3/15/42	3,123	2,686
	Bristol-Myers Squibb Co.	3.250%	8/1/42	1,705	1,391
	Bristol-Myers Squibb Co.	4.500%	3/1/44	410	390
	Bristol-Myers Squibb Co.	4.625%	5/15/44	1,841	1,798
	Bristol-Myers Squibb Co.	4.350%	11/15/47	3,705	3,489
	Bristol-Myers Squibb Co.	4.550%	2/20/48	5,219	5,063
	Bristol-Myers Squibb Co.	4.250%	10/26/49	9,207	8,525

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Bristol-Myers Squibb Co.	2.550%	11/13/50	3,200	2,203
	Bristol-Myers Squibb Co.	3.700%	3/15/52	5,930	5,026
	Bristol-Myers Squibb Co.	3.900%	3/15/62	2,580	2,170
	Cardinal Health Inc.	4.600%	3/15/43	470	410
	Cardinal Health Inc.	4.500%	11/15/44	574	488
	Cardinal Health Inc.	4.900%	9/15/45	1,955	1,768
	Cardinal Health Inc.	4.368%	6/15/47	1,076	913
[1]	Catholic Health Services of Long Island Obligated Group	3.368%	7/1/50	1,090	803
	Children's Health System of Texas	2.511%	8/15/50	1,305	874
[1]	Children's Hospital	2.928%	7/15/50	840	591
[1]	Children's Hospital Corp.	4.115%	1/1/47	650	602
[1]	Children's Hospital Corp.	2.585%	2/1/50	1,145	782
	Children's Hospital Medical Center	4.268%	5/15/44	801	757
[1]	Children's Hospital of Philadelphia	2.704%	7/1/50	1,117	780
	Cigna Corp.	4.800%	8/15/38	5,019	4,843
	Cigna Corp.	3.200%	3/15/40	883	695
[1]	Cigna Corp.	6.125%	11/15/41	1,968	2,134
[1]	Cigna Corp.	4.800%	7/15/46	4,150	3,872
[1]	Cigna Corp.	3.875%	10/15/47	2,898	2,338
	Cigna Corp.	4.900%	12/15/48	7,218	6,869
	Cigna Corp.	3.400%	3/15/50	4,190	3,153
	Cigna Corp.	3.400%	3/15/51	895	675
[1]	City of Hope	5.623%	11/15/43	567	609
[1]	City of Hope	4.378%	8/15/48	1,380	1,276
[1]	CommonSpirit Health	4.350%	11/1/42	2,357	2,110
	CommonSpirit Health	3.817%	10/1/49	2,475	2,024
	CommonSpirit Health	4.187%	10/1/49	1,599	1,321
	CommonSpirit Health	3.910%	10/1/50	557	434
[1]	Community Health Network Inc.	3.099%	5/1/50	1,227	867
[1]	Cottage Health Obligated Group	3.304%	11/1/49	1,624	1,273
	CVS Health Corp.	4.875%	7/20/35	2,202	2,146
	CVS Health Corp.	4.780%	3/25/38	11,311	10,830
	CVS Health Corp.	6.125%	9/15/39	1,584	1,698
	CVS Health Corp.	4.125%	4/1/40	3,332	2,910
	CVS Health Corp.	2.700%	8/21/40	2,029	1,456
	CVS Health Corp.	5.300%	12/5/43	1,955	1,942
	CVS Health Corp.	5.125%	7/20/45	7,030	6,730
	CVS Health Corp.	5.050%	3/25/48	19,302	18,579
	CVS Health Corp.	4.250%	4/1/50	1,935	1,663
	Danaher Corp.	4.375%	9/15/45	1,505	1,382
	Danaher Corp.	2.600%	10/1/50	2,875	1,981
	Danaher Corp.	2.800%	12/10/51	2,365	1,690
[1]	Dartmouth-Hitchcock Health	4.178%	8/1/48	1,143	1,010
	DH Europe Finance II Sarl	3.250%	11/15/39	1,547	1,281
	DH Europe Finance II Sarl	3.400%	11/15/49	2,210	1,784
	Dignity Health	4.500%	11/1/42	1,010	927
	Dignity Health	5.267%	11/1/64	984	919
[1]	Duke University Health System Inc.	3.920%	6/1/47	872	776
	Elevance Health Inc.	5.950%	12/15/34	921	990
	Elevance Health Inc.	5.850%	1/15/36	1,820	1,948
	Elevance Health Inc.	4.625%	5/15/42	2,417	2,299
	Elevance Health Inc.	4.650%	1/15/43	994	939
	Elevance Health Inc.	5.100%	1/15/44	3,273	3,268
	Elevance Health Inc.	4.650%	8/15/44	2,901	2,715
	Elevance Health Inc.	4.375%	12/1/47	810	748
	Elevance Health Inc.	4.550%	3/1/48	2,065	1,934
	Elevance Health Inc.	3.700%	9/15/49	3,072	2,512
	Elevance Health Inc.	3.125%	5/15/50	2,316	1,733
	Elevance Health Inc.	3.600%	3/15/51	3,025	2,433
	Elevance Health Inc.	4.550%	5/15/52	2,609	2,450
	Eli Lilly & Co.	3.950%	5/15/47	700	662
	Eli Lilly & Co.	3.950%	3/15/49	2,028	1,948
	Eli Lilly & Co.	2.250%	5/15/50	4,805	3,325
	Eli Lilly & Co.	2.500%	9/15/60	2,550	1,717
[1]	Franciscan Missionaries of Our Lady Health System Inc.	3.914%	7/1/49	960	789
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Gilead Sciences Inc.	4.600%	9/1/35	3,525	3,449
	Gilead Sciences Inc.	4.000%	9/1/36	752	686
	Gilead Sciences Inc.	2.600%	10/1/40	892	647
	Gilead Sciences Inc.	5.650%	12/1/41	3,633	3,838
	Gilead Sciences Inc.	4.800%	4/1/44	5,990	5,677
	Gilead Sciences Inc.	4.500%	2/1/45	4,411	4,012
	Gilead Sciences Inc.	4.750%	3/1/46	4,858	4,644
	Gilead Sciences Inc.	4.150%	3/1/47	1,917	1,669
	Gilead Sciences Inc.	2.800%	10/1/50	3,095	2,125
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	357	383
	GlaxoSmithKline Capital Inc.	6.375%	5/15/38	6,740	7,908
	GlaxoSmithKline Capital Inc.	4.200%	3/18/43	1,459	1,336
[1]	Hackensack Meridian Health Inc.	2.675%	9/1/41	752	559
	Hackensack Meridian Health Inc.	4.211%	7/1/48	950	875
[1]	Hackensack Meridian Health Inc.	2.875%	9/1/50	1,085	778
	Hackensack Meridian Health Inc.	4.500%	7/1/57	1,228	1,195
[1]	Hartford HealthCare Corp.	3.447%	7/1/54	601	481
	HCA Inc.	5.125%	6/15/39	3,195	2,879
[2]	HCA Inc.	4.375%	3/15/42	2,650	2,169
	HCA Inc.	5.500%	6/15/47	3,109	2,868
	HCA Inc.	5.250%	6/15/49	4,985	4,456
	HCA Inc.	3.500%	7/15/51	2,920	1,999
[2]	HCA Inc.	4.625%	3/15/52	4,300	3,559
	Humana Inc.	4.625%	12/1/42	818	757
	Humana Inc.	4.950%	10/1/44	1,547	1,494
	Humana Inc.	4.800%	3/15/47	990	949
	Humana Inc.	3.950%	8/15/49	410	346
	IHC Health Services Inc.	4.131%	5/15/48	636	590
	Indiana University Health Inc. Obligated Group	3.970%	11/1/48	1,131	1,033
[1]	Indiana University Health Inc. Obligated Group	2.852%	11/1/51	510	366
	Inova Health System Foundation	4.068%	5/15/52	990	899
[1]	Integris Baptist Medical Center Inc.	3.875%	8/15/50	787	653
[1]	Iowa Health System	3.665%	2/15/50	380	312
	Johns Hopkins Health System Corp.	3.837%	5/15/46	1,691	1,500
	Johnson & Johnson	4.950%	5/15/33	1,274	1,380
	Johnson & Johnson	4.375%	12/5/33	2,909	2,967
	Johnson & Johnson	3.550%	3/1/36	2,959	2,756
	Johnson & Johnson	3.625%	3/3/37	3,522	3,271
	Johnson & Johnson	5.950%	8/15/37	2,622	3,064
	Johnson & Johnson	3.400%	1/15/38	2,696	2,416
	Johnson & Johnson	5.850%	7/15/38	1,107	1,279
	Johnson & Johnson	2.100%	9/1/40	902	656
	Johnson & Johnson	4.500%	9/1/40	1,827	1,823
	Johnson & Johnson	4.850%	5/15/41	2,196	2,276
	Johnson & Johnson	4.500%	12/5/43	1,740	1,747
	Johnson & Johnson	3.700%	3/1/46	4,718	4,214
	Johnson & Johnson	3.750%	3/3/47	2,073	1,865
	Johnson & Johnson	3.500%	1/15/48	623	547
	Johnson & Johnson	2.250%	9/1/50	2,039	1,408
	Johnson & Johnson	2.450%	9/1/60	1,682	1,122
[1]	Kaiser Foundation Hospitals	2.810%	6/1/41	1,786	1,364
	Kaiser Foundation Hospitals	4.875%	4/1/42	1,830	1,856
	Kaiser Foundation Hospitals	4.150%	5/1/47	3,744	3,467
[1]	Kaiser Foundation Hospitals	3.266%	11/1/49	2,401	1,876
[1]	Kaiser Foundation Hospitals	3.002%	6/1/51	2,659	1,979
	Koninklijke Philips NV	6.875%	3/11/38	1,501	1,714
	Koninklijke Philips NV	5.000%	3/15/42	964	906
	Laboratory Corp. of America Holdings	4.700%	2/1/45	1,600	1,452
[1]	Mass General Brigham Inc.	3.765%	7/1/48	800	691
[1]	Mass General Brigham Inc.	3.192%	7/1/49	1,227	943
[1]	Mass General Brigham Inc.	4.117%	7/1/55	405	361
[1]	Mass General Brigham Inc.	3.342%	7/1/60	1,627	1,230
[1]	Mayo Clinic	4.000%	11/15/47	928	845
[1]	Mayo Clinic	4.128%	11/15/52	920	858

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Mayo Clinic	3.196%	11/15/61	1,665	1,246
[1]	McLaren Health Care Corp.	4.386%	5/15/48	1,025	957
[1]	MedStar Health Inc.	3.626%	8/15/49	980	800
	Medtronic Inc.	4.375%	3/15/35	7,180	7,124
	Medtronic Inc.	4.625%	3/15/45	2,646	2,653
	Memorial Health Services	3.447%	11/1/49	872	701
	Memorial Sloan-Kettering Cancer Center	5.000%	7/1/42	1,070	1,099
[1]	Memorial Sloan-Kettering Cancer Center	2.955%	1/1/50	1,665	1,222
	Memorial Sloan-Kettering Cancer Center	4.125%	7/1/52	2,015	1,846
[1]	Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	374	341
	Merck & Co. Inc.	6.500%	12/1/33	2,328	2,763
	Merck & Co. Inc.	3.900%	3/7/39	2,918	2,693
	Merck & Co. Inc.	2.350%	6/24/40	2,267	1,672
	Merck & Co. Inc.	3.600%	9/15/42	2,490	2,153
	Merck & Co. Inc.	4.150%	5/18/43	952	889
	Merck & Co. Inc.	3.700%	2/10/45	5,566	4,820
	Merck & Co. Inc.	4.000%	3/7/49	1,783	1,616
	Merck & Co. Inc.	2.450%	6/24/50	2,141	1,482
	Merck & Co. Inc.	2.750%	12/10/51	6,680	4,836
	Merck & Co. Inc.	2.900%	12/10/61	4,160	2,891
	Merck Sharp & Dohme Corp.	5.750%	11/15/36	1,434	1,617
[1]	Methodist Hospital	2.705%	12/1/50	1,325	918
[1]	MidMichigan Health	3.409%	6/1/50	845	644
[1]	Montefiore Obligated Group	5.246%	11/1/48	1,065	841
	Montefiore Obligated Group	4.287%	9/1/50	907	649
[1]	Mount Sinai Hospitals Group Inc.	3.981%	7/1/48	725	649
[1]	Mount Sinai Hospitals Group Inc.	3.737%	7/1/49	868	704
[1]	Mount Sinai Hospitals Group Inc.	3.391%	7/1/50	1,480	1,136
	MultiCare Health System	2.803%	8/15/50	750	524
	Mylan Inc.	5.400%	11/29/43	1,050	851
	Mylan Inc.	5.200%	4/15/48	1,119	866
	New York & Presbyterian Hospital	2.256%	8/1/40	866	612
	New York & Presbyterian Hospital	4.024%	8/1/45	488	447
	New York & Presbyterian Hospital	4.063%	8/1/56	1,129	1,010
	New York & Presbyterian Hospital	2.606%	8/1/60	1,378	885
[1]	New York & Presbyterian Hospital	3.954%	8/1/19	1,128	881
	Northwell Healthcare Inc.	3.979%	11/1/46	1,230	1,036
	Northwell Healthcare Inc.	4.260%	11/1/47	1,349	1,201
	Northwell Healthcare Inc.	3.809%	11/1/49	2,123	1,760
[1]	Northwestern Memorial Healthcare Obligated Group	2.633%	7/15/51	1,211	846
	Novant Health Inc.	2.637%	11/1/36	760	600
	Novant Health Inc.	3.168%	11/1/51	2,183	1,674
	Novant Health Inc.	3.318%	11/1/61	315	234
	Novartis Capital Corp.	3.700%	9/21/42	1,484	1,327
	Novartis Capital Corp.	4.400%	5/6/44	4,008	3,945
	Novartis Capital Corp.	4.000%	11/20/45	2,931	2,709
	Novartis Capital Corp.	2.750%	8/14/50	2,848	2,165
[1]	NY Society for Relief of Ruptured & Crippled Maintaining Hosp Special Surgery	2.667%	10/1/50	875	602
[1]	NYU Langone Hospitals	5.750%	7/1/43	1,305	1,411
	NYU Langone Hospitals	4.784%	7/1/44	992	969
[1]	NYU Langone Hospitals	4.368%	7/1/47	1,223	1,104
[1]	NYU Langone Hospitals	3.380%	7/1/55	522	388
	OhioHealth Corp.	2.834%	11/15/41	645	485
[1]	OhioHealth Corp.	3.042%	11/15/50	801	613
	Orlando Health Obligated Group	4.089%	10/1/48	698	629
	Orlando Health Obligated Group	3.327%	10/1/50	925	734
[1]	PeaceHealth Obligated Group	4.787%	11/15/48	433	418
[1]	PeaceHealth Obligated Group	3.218%	11/15/50	1,040	758
	PerkinElmer Inc.	3.625%	3/15/51	1,844	1,414
	Pfizer Inc.	4.000%	12/15/36	4,084	3,895
	Pfizer Inc.	4.100%	9/15/38	2,542	2,435
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Pfizer Inc.	3.900%	3/15/39	3,862	3,587
	Pfizer Inc.	7.200%	3/15/39	3,871	4,971
	Pfizer Inc.	2.550%	5/28/40	2,408	1,850
	Pfizer Inc.	4.300%	6/15/43	3,791	3,630
	Pfizer Inc.	4.400%	5/15/44	1,325	1,284
	Pfizer Inc.	4.125%	12/15/46	1,497	1,421
	Pfizer Inc.	4.200%	9/15/48	2,677	2,586
	Pfizer Inc.	4.000%	3/15/49	3,123	2,933
	Pfizer Inc.	2.700%	5/28/50	3,591	2,676
	Piedmont Healthcare Inc.	2.864%	1/1/52	1,355	930
	Presbyterian Healthcare Services	4.875%	8/1/52	850	868
[1]	Providence St. Joseph Health Obligated Group	3.744%	10/1/47	1,495	1,261
[1]	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	1,390	1,167
[1]	Providence St. Joseph Health Obligated Group	2.700%	10/1/51	512	339
	Queen's Health Systems	4.810%	7/1/52	515	520
	Quest Diagnostics Inc.	4.700%	3/30/45	990	886
[1]	Rady Children's Hospital-San Diego	3.154%	8/15/51	1,000	773
	Regeneron Pharmaceuticals Inc.	2.800%	9/15/50	1,938	1,303
	Royalty Pharma plc	3.300%	9/2/40	2,760	2,062
	Royalty Pharma plc	3.550%	9/2/50	2,876	1,982
	Royalty Pharma plc	3.350%	9/2/51	865	579
	RWJ Barnabas Health Inc.	3.949%	7/1/46	1,201	1,074
	RWJ Barnabas Health Inc.	3.477%	7/1/49	490	398
[1]	Seattle Children's Hospital	2.719%	10/1/50	875	620
[1]	Sentara Healthcare	2.927%	11/1/51	785	578
[1]	Sharp HealthCare	2.680%	8/1/50	725	495
[1]	Stanford Health Care	3.795%	11/15/48	1,175	1,051
	Stanford Health Care	3.027%	8/15/51	1,228	905
	STERIS Irish FinCo Unltd. Co.	3.750%	3/15/51	2,003	1,539
	Stryker Corp.	4.100%	4/1/43	1,492	1,297
	Stryker Corp.	4.375%	5/15/44	1,754	1,580
	Stryker Corp.	4.625%	3/15/46	1,213	1,151
	Stryker Corp.	2.900%	6/15/50	454	325
	Summa Health	3.511%	11/15/51	805	602
[1]	Sutter Health	3.161%	8/15/40	960	735
[1]	Sutter Health	4.091%	8/15/48	1,460	1,261
[1]	Sutter Health	3.361%	8/15/50	880	662
	Takeda Pharmaceutical Co. Ltd.	3.025%	7/9/40	1,016	787
	Takeda Pharmaceutical Co. Ltd.	3.175%	7/9/50	5,571	4,099
	Takeda Pharmaceutical Co. Ltd.	3.375%	7/9/60	2,740	1,992
	Texas Health Resources	2.328%	11/15/50	615	394
[1]	Texas Health Resources	4.330%	11/15/55	551	529
	Thermo Fisher Scientific Inc.	2.800%	10/15/41	2,770	2,148
	Thermo Fisher Scientific Inc.	5.300%	2/1/44	1,794	1,920
	Thermo Fisher Scientific Inc.	4.100%	8/15/47	1,061	990
	Toledo Hospital	5.750%	11/15/38	610	584
[1]	Trinity Health Corp.	2.632%	12/1/40	970	720
	Trinity Health Corp.	4.125%	12/1/45	765	705
[1]	Trinity Health Corp.	3.434%	12/1/48	970	806
	UnitedHealth Group Inc.	4.625%	7/15/35	2,489	2,486
	UnitedHealth Group Inc.	5.800%	3/15/36	591	651
	UnitedHealth Group Inc.	6.500%	6/15/37	1,747	2,061
	UnitedHealth Group Inc.	6.625%	11/15/37	709	844
	UnitedHealth Group Inc.	6.875%	2/15/38	2,315	2,820
	UnitedHealth Group Inc.	3.500%	8/15/39	2,976	2,557
	UnitedHealth Group Inc.	2.750%	5/15/40	782	605
	UnitedHealth Group Inc.	5.700%	10/15/40	1,700	1,866
	UnitedHealth Group Inc.	5.950%	2/15/41	1,657	1,858
	UnitedHealth Group Inc.	3.050%	5/15/41	975	780
	UnitedHealth Group Inc.	4.625%	11/15/41	2,258	2,214
	UnitedHealth Group Inc.	4.375%	3/15/42	2,513	2,380
	UnitedHealth Group Inc.	3.950%	10/15/42	1,921	1,722
	UnitedHealth Group Inc.	4.250%	3/15/43	2,266	2,120
	UnitedHealth Group Inc.	4.750%	7/15/45	3,389	3,353

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	UnitedHealth Group Inc.	4.200%	1/15/47	2,368	2,194
	UnitedHealth Group Inc.	4.250%	4/15/47	930	866
	UnitedHealth Group Inc.	3.750%	10/15/47	2,983	2,568
	UnitedHealth Group Inc.	4.250%	6/15/48	2,388	2,195
	UnitedHealth Group Inc.	4.450%	12/15/48	2,850	2,710
	UnitedHealth Group Inc.	3.700%	8/15/49	4,295	3,654
	UnitedHealth Group Inc.	2.900%	5/15/50	3,102	2,268
	UnitedHealth Group Inc.	3.250%	5/15/51	5,720	4,481
	UnitedHealth Group Inc.	4.750%	5/15/52	5,293	5,253
	UnitedHealth Group Inc.	3.875%	8/15/59	2,264	1,929
	UnitedHealth Group Inc.	3.125%	5/15/60	1,108	811
	UnitedHealth Group Inc.	4.950%	5/15/62	3,515	3,527
	Utah Acquisition Sub Inc.	5.250%	6/15/46	2,395	1,890
	Viatris Inc.	3.850%	6/22/40	3,870	2,687
	Viatris Inc.	4.000%	6/22/50	4,253	2,751
[1]	WakeMed	3.286%	10/1/52	665	498
[1]	West Virginia United Health System Obligated Group	3.129%	6/1/50	1,065	765
[1]	Willis-Knighton Medical Center	4.813%	9/1/48	510	496
[1]	Willis-Knighton Medical Center	3.065%	3/1/51	1,355	954
	Wyeth LLC	6.500%	2/1/34	2,355	2,761
	Wyeth LLC	6.000%	2/15/36	572	641
	Wyeth LLC	5.950%	4/1/37	5,098	5,787
[1]	Yale-New Haven Health Services Corp.	2.496%	7/1/50	1,100	738
	Zimmer Biomet Holdings Inc.	5.750%	11/30/39	810	816
	Zimmer Biomet Holdings Inc.	4.450%	8/15/45	962	816
	Zoetis Inc.	4.700%	2/1/43	1,615	1,538
	Zoetis Inc.	3.950%	9/12/47	2,166	1,876
	Zoetis Inc.	4.450%	8/20/48	1,986	1,853
	Zoetis Inc.	3.000%	5/15/50	550	405
					731,398
Industrials (8.3%)
[1]	3M Co.	5.700%	3/15/37	1,291	1,374
[1]	3M Co.	3.875%	6/15/44	870	726
[1]	3M Co.	3.125%	9/19/46	1,627	1,188
[1]	3M Co.	3.625%	10/15/47	2,032	1,626
[1]	3M Co.	4.000%	9/14/48	442	373
	3M Co.	3.250%	8/26/49	880	659
	3M Co.	3.700%	4/15/50	3,676	2,950
	ABB Finance USA Inc.	4.375%	5/8/42	633	585
[1]	American Airlines Pass-Through Trust Class A Series 2021-1	2.875%	7/11/34	750	627
	Boeing Co.	6.125%	2/15/33	1,125	1,167
	Boeing Co.	3.600%	5/1/34	2,592	2,106
	Boeing Co.	3.250%	2/1/35	763	589
	Boeing Co.	6.625%	2/15/38	1,335	1,403
	Boeing Co.	3.550%	3/1/38	2,277	1,704
	Boeing Co.	3.500%	3/1/39	1,479	1,093
	Boeing Co.	6.875%	3/15/39	2,459	2,633
	Boeing Co.	5.875%	2/15/40	1,767	1,727
	Boeing Co.	5.705%	5/1/40	5,630	5,386
	Boeing Co.	3.650%	3/1/47	2,035	1,428
	Boeing Co.	3.625%	3/1/48	1,698	1,168
	Boeing Co.	3.850%	11/1/48	590	420
	Boeing Co.	3.900%	5/1/49	1,770	1,281
	Boeing Co.	3.750%	2/1/50	2,916	2,089
	Boeing Co.	5.805%	5/1/50	12,717	12,198
	Boeing Co.	3.825%	3/1/59	695	477
	Boeing Co.	3.950%	8/1/59	520	363
	Boeing Co.	5.930%	5/1/60	8,515	8,130
	Burlington Northern Santa Fe LLC	6.200%	8/15/36	815	936
	Burlington Northern Santa Fe LLC	6.150%	5/1/37	636	730
	Burlington Northern Santa Fe LLC	5.750%	5/1/40	2,046	2,248
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	2,356	2,417
	Burlington Northern Santa Fe LLC	5.400%	6/1/41	1,163	1,235
	Burlington Northern Santa Fe LLC	4.950%	9/15/41	1,111	1,123
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Burlington Northern Santa Fe LLC	4.400%	3/15/42	1,672	1,578
Burlington Northern Santa Fe LLC	4.450%	3/15/43	2,834	2,712
Burlington Northern Santa Fe LLC	5.150%	9/1/43	2,324	2,416
Burlington Northern Santa Fe LLC	4.900%	4/1/44	1,667	1,668
Burlington Northern Santa Fe LLC	4.550%	9/1/44	2,688	2,594
Burlington Northern Santa Fe LLC	4.150%	4/1/45	784	715
Burlington Northern Santa Fe LLC	4.700%	9/1/45	2,390	2,332
Burlington Northern Santa Fe LLC	3.900%	8/1/46	755	666
Burlington Northern Santa Fe LLC	4.125%	6/15/47	2,834	2,613
Burlington Northern Santa Fe LLC	4.050%	6/15/48	1,260	1,145
Burlington Northern Santa Fe LLC	3.550%	2/15/50	1,996	1,672
Burlington Northern Santa Fe LLC	3.050%	2/15/51	2,855	2,189
Burlington Northern Santa Fe LLC	3.300%	9/15/51	2,957	2,370
Burlington Northern Santa Fe LLC	2.875%	6/15/52	1,320	976
Burlington Northern Santa Fe LLC	4.450%	1/15/53	3,060	2,960
Canadian National Railway Co.	6.250%	8/1/34	603	686
Canadian National Railway Co.	6.200%	6/1/36	1,116	1,264
Canadian National Railway Co.	6.375%	11/15/37	1,316	1,504
Canadian National Railway Co.	4.500%	11/7/43	200	182
Canadian National Railway Co.	3.200%	8/2/46	1,646	1,297
Canadian National Railway Co.	3.650%	2/3/48	977	828
Canadian National Railway Co.	4.450%	1/20/49	1,655	1,590
Canadian National Railway Co.	2.450%	5/1/50	592	404
Canadian National Railway Co.	4.400%	8/5/52	1,200	1,148
Canadian Pacific Railway Co.	4.800%	9/15/35	952	943
Canadian Pacific Railway Co.	5.950%	5/15/37	2,016	2,211
Canadian Pacific Railway Co.	3.000%	12/2/41	3,000	2,357
Canadian Pacific Railway Co.	4.800%	8/1/45	1,120	1,087
Canadian Pacific Railway Co.	3.100%	12/2/51	4,641	3,432
Canadian Pacific Railway Co.	6.125%	9/15/15	1,733	1,822
Carrier Global Corp.	3.377%	4/5/40	2,894	2,285
Carrier Global Corp.	3.577%	4/5/50	6,305	4,805
Caterpillar Inc.	5.300%	9/15/35	413	445
Caterpillar Inc.	6.050%	8/15/36	620	712
Caterpillar Inc.	5.200%	5/27/41	1,791	1,934
Caterpillar Inc.	3.803%	8/15/42	4,395	4,014
Caterpillar Inc.	4.300%	5/15/44	1,295	1,254
Caterpillar Inc.	3.250%	9/19/49	3,657	3,012
Caterpillar Inc.	3.250%	4/9/50	1,848	1,527
Caterpillar Inc.	4.750%	5/15/64	675	688
Crane Holdings Co.	4.200%	3/15/48	819	650
CSX Corp.	4.100%	11/15/32	1,100	1,062
CSX Corp.	6.000%	10/1/36	150	164
CSX Corp.	6.150%	5/1/37	1,814	2,032
CSX Corp.	6.220%	4/30/40	1,229	1,399
CSX Corp.	5.500%	4/15/41	536	565
CSX Corp.	4.750%	5/30/42	2,165	2,084
CSX Corp.	4.400%	3/1/43	752	687
CSX Corp.	4.100%	3/15/44	2,022	1,792
CSX Corp.	3.800%	11/1/46	2,521	2,146
CSX Corp.	4.300%	3/1/48	743	678
CSX Corp.	4.750%	11/15/48	1,093	1,067
CSX Corp.	4.500%	3/15/49	1,601	1,501
CSX Corp.	3.350%	9/15/49	2,600	2,042
CSX Corp.	3.800%	4/15/50	1,841	1,553
CSX Corp.	3.950%	5/1/50	865	750
CSX Corp.	2.500%	5/15/51	490	325
CSX Corp.	4.500%	11/15/52	2,220	2,069
CSX Corp.	4.500%	8/1/54	1,241	1,150
CSX Corp.	4.250%	11/1/66	2,321	1,986
CSX Corp.	4.650%	3/1/68	1,324	1,218
Cummins Inc.	4.875%	10/1/43	673	676
Cummins Inc.	2.600%	9/1/50	2,455	1,703
Deere & Co.	3.900%	6/9/42	2,707	2,542
Deere & Co.	2.875%	9/7/49	2,146	1,676
Deere & Co.	3.750%	4/15/50	1,488	1,370
Dover Corp.	5.375%	10/15/35	755	760

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Dover Corp.	5.375%	3/1/41	938	924
	Eaton Corp.	4.000%	11/2/32	1,493	1,430
	Eaton Corp.	4.150%	3/15/33	2,911	2,807
	Eaton Corp.	4.150%	11/2/42	3,047	2,737
	Eaton Corp.	3.915%	9/15/47	936	802
	Eaton Corp.	4.700%	8/23/52	1,500	1,459
	Emerson Electric Co.	5.250%	11/15/39	485	506
	Emerson Electric Co.	2.750%	10/15/50	965	706
	Emerson Electric Co.	2.800%	12/21/51	2,928	2,129
	FedEx Corp.	4.900%	1/15/34	1,216	1,225
	FedEx Corp.	3.900%	2/1/35	1,820	1,656
	FedEx Corp.	3.250%	5/15/41	990	771
	FedEx Corp.	3.875%	8/1/42	746	624
	FedEx Corp.	4.100%	4/15/43	2,613	2,232
	FedEx Corp.	5.100%	1/15/44	1,793	1,734
	FedEx Corp.	4.100%	2/1/45	725	613
	FedEx Corp.	4.750%	11/15/45	2,740	2,540
	FedEx Corp.	4.550%	4/1/46	3,600	3,232
	FedEx Corp.	4.400%	1/15/47	1,459	1,290
	FedEx Corp.	4.050%	2/15/48	2,020	1,707
	FedEx Corp.	4.950%	10/17/48	3,092	2,948
	FedEx Corp.	5.250%	5/15/50	2,431	2,406
[1]	FedEx Corp. Pass-Through Trust Class AA Series 2020-1	1.875%	2/20/34	1,277	1,107
	Fortive Corp.	4.300%	6/15/46	1,593	1,397
	General Dynamics Corp.	4.250%	4/1/40	2,510	2,418
	General Dynamics Corp.	2.850%	6/1/41	2,069	1,626
	General Dynamics Corp.	3.600%	11/15/42	702	613
	General Dynamics Corp.	4.250%	4/1/50	727	697
[1]	General Electric Co.	5.875%	1/14/38	1,100	1,158
[1]	General Electric Co.	6.875%	1/10/39	1,185	1,358
	General Electric Co.	4.500%	3/11/44	755	680
	General Electric Co.	4.350%	5/1/50	923	814
	Honeywell International Inc.	5.700%	3/15/36	743	829
	Honeywell International Inc.	5.700%	3/15/37	473	534
	Honeywell International Inc.	5.375%	3/1/41	1,056	1,148
	Honeywell International Inc.	3.812%	11/21/47	2,799	2,524
	Illinois Tool Works Inc.	4.875%	9/15/41	1,304	1,319
	Illinois Tool Works Inc.	3.900%	9/1/42	3,095	2,734
[1]	JetBlue Pass-Through Trust Class A Series 2020-1	4.000%	11/15/32	812	740
[1]	JetBlue Pass-Through Trust Class AA Series 2019-1	2.750%	5/15/32	2	2
[1]	Johnson Controls International plc	6.000%	1/15/36	1,140	1,221
[1]	Johnson Controls International plc	4.625%	7/2/44	2,980	2,629
	Johnson Controls International plc	4.500%	2/15/47	705	615
[1]	Johnson Controls International plc	4.950%	7/2/64	1,216	1,057
[1]	Kansas City Southern	4.300%	5/15/43	754	664
[1]	Kansas City Southern	4.950%	8/15/45	1,045	1,006
	Kansas City Southern	4.700%	5/1/48	1,740	1,642
	Kansas City Southern	3.500%	5/1/50	1,178	918
	Kansas City Southern	4.200%	11/15/69	1,134	933
	L3Harris Technologies Inc.	4.854%	4/27/35	2,210	2,184
	L3Harris Technologies Inc.	6.150%	12/15/40	150	163
	Lockheed Martin Corp.	3.600%	3/1/35	1,423	1,316
	Lockheed Martin Corp.	4.500%	5/15/36	2,402	2,397
[1]	Lockheed Martin Corp.	6.150%	9/1/36	1,576	1,811
	Lockheed Martin Corp.	5.720%	6/1/40	384	422
	Lockheed Martin Corp.	4.850%	9/15/41	330	327
	Lockheed Martin Corp.	4.070%	12/15/42	3,683	3,424
	Lockheed Martin Corp.	3.800%	3/1/45	2,540	2,241
	Lockheed Martin Corp.	4.700%	5/15/46	3,127	3,157
	Lockheed Martin Corp.	2.800%	6/15/50	889	663
	Lockheed Martin Corp.	4.090%	9/15/52	4,467	4,153
	Lockheed Martin Corp.	4.150%	6/15/53	2,024	1,890
	Lockheed Martin Corp.	4.300%	6/15/62	880	817
	Norfolk Southern Corp.	7.050%	5/1/37	172	199
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Norfolk Southern Corp.	4.837%	10/1/41	1,045	1,024
	Norfolk Southern Corp.	3.950%	10/1/42	817	715
	Norfolk Southern Corp.	4.450%	6/15/45	613	570
	Norfolk Southern Corp.	4.650%	1/15/46	1,125	1,077
	Norfolk Southern Corp.	3.942%	11/1/47	2,487	2,157
	Norfolk Southern Corp.	4.150%	2/28/48	945	844
	Norfolk Southern Corp.	4.100%	5/15/49	1,340	1,186
	Norfolk Southern Corp.	3.400%	11/1/49	2,611	2,048
	Norfolk Southern Corp.	3.050%	5/15/50	2,559	1,882
	Norfolk Southern Corp.	4.050%	8/15/52	2,772	2,408
	Norfolk Southern Corp.	3.700%	3/15/53	1,350	1,105
	Norfolk Southern Corp.	4.550%	6/1/53	1,289	1,216
	Norfolk Southern Corp.	3.155%	5/15/55	3,275	2,370
	Norfolk Southern Corp.	4.100%	5/15/21	1,165	868
	Northrop Grumman Corp.	5.150%	5/1/40	1,732	1,765
	Northrop Grumman Corp.	5.050%	11/15/40	2,002	2,002
	Northrop Grumman Corp.	4.750%	6/1/43	1,761	1,703
	Northrop Grumman Corp.	3.850%	4/15/45	1,934	1,646
	Northrop Grumman Corp.	4.030%	10/15/47	5,445	4,805
	Northrop Grumman Corp.	5.250%	5/1/50	772	812
	Otis Worldwide Corp.	3.112%	2/15/40	2,186	1,680
	Otis Worldwide Corp.	3.362%	2/15/50	3,192	2,376
[1]	Parker-Hannifin Corp.	4.200%	11/21/34	915	852
[1]	Parker-Hannifin Corp.	6.250%	5/15/38	1,145	1,224
[1]	Parker-Hannifin Corp.	4.450%	11/21/44	1,035	934
	Parker-Hannifin Corp.	4.100%	3/1/47	1,628	1,414
	Parker-Hannifin Corp.	4.000%	6/14/49	1,812	1,537
	Precision Castparts Corp.	3.900%	1/15/43	1,660	1,458
	Precision Castparts Corp.	4.375%	6/15/45	661	622
	Raytheon Technologies Corp.	5.400%	5/1/35	747	780
	Raytheon Technologies Corp.	6.050%	6/1/36	2,332	2,585
	Raytheon Technologies Corp.	6.125%	7/15/38	2,862	3,184
	Raytheon Technologies Corp.	4.450%	11/16/38	1,857	1,755
	Raytheon Technologies Corp.	4.875%	10/15/40	1,078	1,062
	Raytheon Technologies Corp.	4.700%	12/15/41	1,363	1,298
	Raytheon Technologies Corp.	4.500%	6/1/42	7,980	7,561
	Raytheon Technologies Corp.	4.800%	12/15/43	2,258	2,175
	Raytheon Technologies Corp.	4.150%	5/15/45	2,881	2,534
	Raytheon Technologies Corp.	3.750%	11/1/46	4,036	3,360
	Raytheon Technologies Corp.	4.350%	4/15/47	3,417	3,101
	Raytheon Technologies Corp.	4.050%	5/4/47	890	779
	Raytheon Technologies Corp.	4.625%	11/16/48	4,074	3,890
	Raytheon Technologies Corp.	3.125%	7/1/50	660	491
	Raytheon Technologies Corp.	2.820%	9/1/51	895	622
	Raytheon Technologies Corp.	3.030%	3/15/52	1,010	736
	Republic Services Inc.	2.375%	3/15/33	1,450	1,184
	Republic Services Inc.	6.200%	3/1/40	1,370	1,509
	Republic Services Inc.	5.700%	5/15/41	1,190	1,267
	Republic Services Inc.	3.050%	3/1/50	1,220	911
	Rockwell Automation Inc.	4.200%	3/1/49	1,180	1,090
	Rockwell Automation Inc.	2.800%	8/15/61	1,115	727
	Trane Technologies Global Holding Co. Ltd.	5.750%	6/15/43	411	417
	Trane Technologies Global Holding Co. Ltd.	4.300%	2/21/48	1,440	1,200
	Trane Technologies Luxembourg Finance SA	4.650%	11/1/44	981	861
	Trane Technologies Luxembourg Finance SA	4.500%	3/21/49	405	350
	Tyco Electronics Group SA	7.125%	10/1/37	760	928
	Union Pacific Corp.	3.375%	2/1/35	2,266	2,014
	Union Pacific Corp.	2.891%	4/6/36	1,995	1,663
	Union Pacific Corp.	3.600%	9/15/37	1,025	914
[1]	Union Pacific Corp.	3.550%	8/15/39	1,923	1,666
	Union Pacific Corp.	3.200%	5/20/41	3,480	2,866
	Union Pacific Corp.	4.050%	3/1/46	2,119	1,922
	Union Pacific Corp.	3.350%	8/15/46	1,360	1,093

Long-Term Corporate Bond Index Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Union Pacific Corp.	4.000%	4/15/47	2,941	2,613
Union Pacific Corp.	3.250%	2/5/50	3,588	2,830
Union Pacific Corp.	3.799%	10/1/51	2,001	1,722
Union Pacific Corp.	2.950%	3/10/52	4,545	3,343
Union Pacific Corp.	3.500%	2/14/53	1,632	1,324
Union Pacific Corp.	3.875%	2/1/55	1,222	1,053
Union Pacific Corp.	3.950%	8/15/59	3,155	2,711
Union Pacific Corp.	3.839%	3/20/60	1,249	1,049
Union Pacific Corp.	3.550%	5/20/61	805	636
Union Pacific Corp.	2.973%	9/16/62	2,547	1,758
Union Pacific Corp.	4.100%	9/15/67	500	429
Union Pacific Corp.	3.750%	2/5/70	716	572
Union Pacific Corp.	3.799%	4/6/71	4,381	3,520
Union Pacific Corp.	3.850%	2/14/72	1,605	1,307
United Parcel Service Inc.	6.200%	1/15/38	2,273	2,670
United Parcel Service Inc.	5.200%	4/1/40	2,794	2,976
United Parcel Service Inc.	4.875%	11/15/40	1,598	1,642
United Parcel Service Inc.	3.625%	10/1/42	1,300	1,144
United Parcel Service Inc.	3.400%	11/15/46	1,590	1,321
United Parcel Service Inc.	3.750%	11/15/47	2,485	2,212
United Parcel Service Inc.	4.250%	3/15/49	3,071	2,962
United Parcel Service Inc.	3.400%	9/1/49	1,994	1,691
United Parcel Service Inc.	5.300%	4/1/50	1,095	1,221
Valmont Industries Inc.	5.000%	10/1/44	1,140	1,044
Valmont Industries Inc.	5.250%	10/1/54	788	745
Waste Connections Inc.	3.050%	4/1/50	1,329	987
Waste Connections Inc.	2.950%	1/15/52	725	522
Waste Management Inc.	2.950%	6/1/41	2,340	1,823
Waste Management Inc.	4.150%	7/15/49	1,965	1,814
Waste Management Inc.	2.500%	11/15/50	1,150	773
WW Grainger Inc.	4.600%	6/15/45	1,954	1,889
WW Grainger Inc.	3.750%	5/15/46	1,076	915
WW Grainger Inc.	4.200%	5/15/47	1,425	1,298
Xylem Inc.	4.375%	11/1/46	1,203	1,074
				422,253
Materials (3.6%)
Air Products and Chemicals Inc.	2.700%	5/15/40	1,990	1,568
Air Products and Chemicals Inc.	2.800%	5/15/50	795	592
Albemarle Corp.	5.450%	12/1/44	685	659
Albemarle Corp.	5.650%	6/1/52	1,000	982
ArcelorMittal SA	7.000%	10/15/39	1,563	1,584
ArcelorMittal SA	6.750%	3/1/41	1,360	1,337
Barrick Gold Corp.	6.450%	10/15/35	1,575	1,731
Barrick Gold Corp.	5.250%	4/1/42	1,765	1,720
Barrick North America Finance LLC	5.700%	5/30/41	457	470
Barrick North America Finance LLC	5.750%	5/1/43	1,928	1,980
Barrick PD Australia Finance Pty. Ltd.	5.950%	10/15/39	3,879	4,087
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	2,075	1,901
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	4,848	4,916
Celulosa Arauco y Constitucion SA	5.500%	11/2/47	933	801
CF Industries Inc.	5.150%	3/15/34	1,510	1,457
CF Industries Inc.	4.950%	6/1/43	2,025	1,802
CF Industries Inc.	5.375%	3/15/44	1,815	1,700
Dow Chemical Co.	4.250%	10/1/34	2,875	2,664
Dow Chemical Co.	9.400%	5/15/39	359	496
Dow Chemical Co.	5.250%	11/15/41	1,367	1,344
Dow Chemical Co.	4.375%	11/15/42	1,262	1,105
Dow Chemical Co.	4.625%	10/1/44	3,089	2,761
Dow Chemical Co.	5.550%	11/30/48	1,458	1,474
Dow Chemical Co.	4.800%	5/15/49	3,014	2,741
Dow Chemical Co.	3.600%	11/15/50	2,925	2,237
DuPont de Nemours Inc.	5.319%	11/15/38	2,948	2,938
DuPont de Nemours Inc.	5.419%	11/15/48	4,072	4,007
Eastman Chemical Co.	4.800%	9/1/42	1,292	1,131
Eastman Chemical Co.	4.650%	10/15/44	1,408	1,229
Ecolab Inc.	3.950%	12/1/47	250	227
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Ecolab Inc.	2.125%	8/15/50	1,648	1,054
	Ecolab Inc.	2.700%	12/15/51	2,005	1,422
	Ecolab Inc.	2.750%	8/18/55	3,457	2,438
	FMC Corp.	4.500%	10/1/49	2,177	1,834
	Freeport-McMoRan Inc.	5.400%	11/14/34	1,899	1,797
	Freeport-McMoRan Inc.	5.450%	3/15/43	4,365	3,919
	International Flavors & Fragrances Inc.	4.375%	6/1/47	885	747
	International Flavors & Fragrances Inc.	5.000%	9/26/48	1,830	1,694
	International Paper Co.	5.000%	9/15/35	2,760	2,753
	International Paper Co.	7.300%	11/15/39	844	974
	International Paper Co.	6.000%	11/15/41	1,432	1,465
	International Paper Co.	4.800%	6/15/44	1,218	1,104
	International Paper Co.	4.400%	8/15/47	750	658
	International Paper Co.	4.350%	8/15/48	1,355	1,197
	Lafarge SA	7.125%	7/15/36	1,025	1,149
	Linde Inc.	3.550%	11/7/42	803	691
	Linde Inc.	2.000%	8/10/50	1,005	628
	Lubrizol Corp.	6.500%	10/1/34	1,183	1,386
	LYB International Finance BV	5.250%	7/15/43	880	822
	LYB International Finance BV	4.875%	3/15/44	2,977	2,700
	LYB International Finance III LLC	3.375%	10/1/40	2,611	1,989
	LYB International Finance III LLC	4.200%	10/15/49	3,480	2,797
	LYB International Finance III LLC	4.200%	5/1/50	2,675	2,167
	LYB International Finance III LLC	3.625%	4/1/51	1,550	1,150
	LYB International Finance III LLC	3.800%	10/1/60	2,591	1,842
	LyondellBasell Industries NV	4.625%	2/26/55	621	523
	Martin Marietta Materials Inc.	4.250%	12/15/47	2,428	2,036
	Martin Marietta Materials Inc.	3.200%	7/15/51	645	453
	Mosaic Co.	5.450%	11/15/33	1,630	1,658
	Mosaic Co.	4.875%	11/15/41	1,551	1,365
	Mosaic Co.	5.625%	11/15/43	1,389	1,374
[1]	Newmont Corp.	5.875%	4/1/35	1,387	1,440
	Newmont Corp.	6.250%	10/1/39	2,167	2,332
	Newmont Corp.	4.875%	3/15/42	1,771	1,683
	Newmont Corp.	5.450%	6/9/44	1,710	1,695
	Nucor Corp.	5.200%	8/1/43	945	929
	Nucor Corp.	2.979%	12/15/55	3,431	2,291
	Nutrien Ltd.	4.125%	3/15/35	925	843
	Nutrien Ltd.	5.875%	12/1/36	1,383	1,478
	Nutrien Ltd.	5.625%	12/1/40	820	845
	Nutrien Ltd.	4.900%	6/1/43	2,686	2,574
	Nutrien Ltd.	5.250%	1/15/45	2,057	2,011
	Nutrien Ltd.	5.000%	4/1/49	1,086	1,073
	Nutrien Ltd.	3.950%	5/13/50	1,935	1,649
	Packaging Corp. of America	4.050%	12/15/49	1,521	1,258
	Packaging Corp. of America	3.050%	10/1/51	2,205	1,551
	Rio Tinto Alcan Inc.	6.125%	12/15/33	1,469	1,669
	Rio Tinto Alcan Inc.	5.750%	6/1/35	3,112	3,368
	Rio Tinto Finance USA Ltd.	5.200%	11/2/40	3,424	3,577
	Rio Tinto Finance USA Ltd.	2.750%	11/2/51	1,490	1,080
	Rio Tinto Finance USA plc	4.750%	3/22/42	967	961
	Rio Tinto Finance USA plc	4.125%	8/21/42	1,028	944
	RPM International Inc.	5.250%	6/1/45	305	281
	RPM International Inc.	4.250%	1/15/48	2,000	1,597
	Sherwin-Williams Co.	4.000%	12/15/42	612	498
	Sherwin-Williams Co.	4.550%	8/1/45	1,586	1,387
	Sherwin-Williams Co.	4.500%	6/1/47	1,010	901
	Sherwin-Williams Co.	3.800%	8/15/49	1,858	1,480
	Sherwin-Williams Co.	3.300%	5/15/50	1,091	800
	Sherwin-Williams Co.	2.900%	3/15/52	1,970	1,311
	Sonoco Products Co.	5.750%	11/1/40	1,120	1,121
	Southern Copper Corp.	7.500%	7/27/35	3,363	3,956
	Southern Copper Corp.	6.750%	4/16/40	1,704	1,917
	Southern Copper Corp.	5.250%	11/8/42	1,657	1,602
	Southern Copper Corp.	5.875%	4/23/45	4,512	4,700

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Steel Dynamics Inc.	3.250%	10/15/50	1,975	1,348
	Teck Resources Ltd.	6.000%	8/15/40	1,034	987
	Teck Resources Ltd.	5.200%	3/1/42	1,600	1,392
	Teck Resources Ltd.	5.400%	2/1/43	1,215	1,079
	Vale Overseas Ltd.	8.250%	1/17/34	1,794	2,134
	Vale Overseas Ltd.	6.875%	11/21/36	5,606	5,785
	Vale Overseas Ltd.	6.875%	11/10/39	1,903	1,970
	Vale SA	5.625%	9/11/42	980	915
	Vulcan Materials Co.	4.500%	6/15/47	2,072	1,835
	Vulcan Materials Co.	4.700%	3/1/48	565	514
	Westlake Corp.	2.875%	8/15/41	1,455	1,028
	Westlake Corp.	5.000%	8/15/46	1,738	1,624
	Westlake Corp.	4.375%	11/15/47	638	545
	Westlake Corp.	3.125%	8/15/51	1,625	1,118
	Westlake Corp.	3.375%	8/15/61	1,154	763
	WRKCo Inc.	3.000%	6/15/33	2,704	2,257
					183,523
Real Estate (1.5%)
	Agree LP	4.800%	10/1/32	825	793
	Agree LP	2.600%	6/15/33	750	589
	Alexandria Real Estate Equities Inc.	1.875%	2/1/33	837	631
	Alexandria Real Estate Equities Inc.	2.950%	3/15/34	2,768	2,333
	Alexandria Real Estate Equities Inc.	4.850%	4/15/49	3,192	2,957
	Alexandria Real Estate Equities Inc.	4.000%	2/1/50	1,959	1,616
	Alexandria Real Estate Equities Inc.	3.000%	5/18/51	564	381
	Alexandria Real Estate Equities Inc.	3.550%	3/15/52	1,340	1,013
	American Homes 4 Rent LP	3.375%	7/15/51	416	283
	American Homes 4 Rent LP	4.300%	4/15/52	1,010	813
	American Tower Corp.	3.700%	10/15/49	2,766	2,102
	American Tower Corp.	3.100%	6/15/50	1,885	1,312
	American Tower Corp.	2.950%	1/15/51	1,725	1,161
[1]	AvalonBay Communities Inc.	3.900%	10/15/46	2,900	2,471
[1]	AvalonBay Communities Inc.	4.350%	4/15/48	355	323
	Boston Properties LP	2.450%	10/1/33	2,156	1,633
	Camden Property Trust	3.350%	11/1/49	697	541
	Corporate Office Properties LP	2.900%	12/1/33	1,390	1,037
	Crown Castle Inc.	2.900%	4/1/41	2,127	1,535
	Crown Castle Inc.	4.750%	5/15/47	1,300	1,170
	Crown Castle Inc.	5.200%	2/15/49	1,489	1,410
	Crown Castle Inc.	4.000%	11/15/49	1,285	1,030
	Crown Castle Inc.	4.150%	7/1/50	1,312	1,089
	Crown Castle Inc.	3.250%	1/15/51	2,194	1,560
	Duke Realty LP	3.050%	3/1/50	555	414
	Equinix Inc.	3.000%	7/15/50	1,562	1,071
	Equinix Inc.	2.950%	9/15/51	1,482	1,000
	Equinix Inc.	3.400%	2/15/52	575	422
	ERP Operating LP	4.500%	7/1/44	1,145	1,068
	ERP Operating LP	4.500%	6/1/45	1,217	1,118
	ERP Operating LP	4.000%	8/1/47	488	421
	Essex Portfolio LP	1.650%	1/15/31	303	235
	Essex Portfolio LP	4.500%	3/15/48	915	807
	Essex Portfolio LP	2.650%	9/1/50	657	404
	Federal Realty Investment Trust	4.500%	12/1/44	805	706
	Healthpeak Properties Inc.	6.750%	2/1/41	671	746
	Highwoods Realty LP	2.600%	2/1/31	222	177
	Invitation Homes Operating Partnership LP	2.700%	1/15/34	995	754
	Kilroy Realty LP	2.500%	11/15/32	952	738
	Kilroy Realty LP	2.650%	11/15/33	1,140	865
	Kimco Realty Corp.	4.600%	2/1/33	1,200	1,160
	Kimco Realty Corp.	4.250%	4/1/45	578	478
	Kimco Realty Corp.	4.125%	12/1/46	643	529
	Kimco Realty Corp.	4.450%	9/1/47	1,220	1,055
	Kimco Realty Corp.	3.700%	10/1/49	1,477	1,134
	Mid-America Apartments LP	2.875%	9/15/51	525	365
	National Retail Properties Inc.	4.800%	10/15/48	2,376	2,167
	National Retail Properties Inc.	3.100%	4/15/50	702	477
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	National Retail Properties Inc.	3.000%	4/15/52	967	650
	Omega Healthcare Investors Inc.	3.250%	4/15/33	692	527
	Prologis LP	4.375%	9/15/48	1,365	1,275
	Prologis LP	3.000%	4/15/50	1,345	1,008
	Prologis LP	2.125%	10/15/50	884	561
	Realty Income Corp.	2.850%	12/15/32	1,119	960
	Realty Income Corp.	1.800%	3/15/33	488	370
	Realty Income Corp.	4.650%	3/15/47	1,145	1,100
	Regency Centers LP	4.400%	2/1/47	840	726
	Regency Centers LP	4.650%	3/15/49	985	877
	Simon Property Group LP	6.750%	2/1/40	630	712
	Simon Property Group LP	4.750%	3/15/42	2,070	1,928
	Simon Property Group LP	4.250%	10/1/44	2,128	1,836
	Simon Property Group LP	4.250%	11/30/46	722	630
	Simon Property Group LP	3.250%	9/13/49	1,127	819
	Simon Property Group LP	3.800%	7/15/50	3,174	2,564
[1]	UDR Inc.	1.900%	3/15/33	1,084	811
[1]	UDR Inc.	2.100%	6/15/33	925	696
	UDR Inc.	3.100%	11/1/34	920	752
	Ventas Realty LP	5.700%	9/30/43	874	876
	Ventas Realty LP	4.375%	2/1/45	413	348
	Ventas Realty LP	4.875%	4/15/49	1,072	992
	VICI Properties LP	5.625%	5/15/52	1,850	1,712
	Welltower Inc.	6.500%	3/15/41	1,500	1,640
	Welltower Inc.	4.950%	9/1/48	870	819
	Weyerhaeuser Co.	4.000%	3/9/52	2,115	1,744
	WP Carey Inc.	2.250%	4/1/33	975	742
					75,769
Technology (8.9%)
	Analog Devices Inc.	2.800%	10/1/41	2,905	2,267
	Analog Devices Inc.	5.300%	12/15/45	150	158
	Analog Devices Inc.	2.950%	10/1/51	1,089	823
	Apple Inc.	4.500%	2/23/36	1,426	1,473
	Apple Inc.	2.375%	2/8/41	3,320	2,503
	Apple Inc.	3.850%	5/4/43	8,307	7,625
	Apple Inc.	4.450%	5/6/44	2,373	2,370
	Apple Inc.	3.450%	2/9/45	4,634	4,019
	Apple Inc.	4.375%	5/13/45	4,965	4,872
	Apple Inc.	4.650%	2/23/46	11,319	11,586
	Apple Inc.	3.850%	8/4/46	6,040	5,496
	Apple Inc.	4.250%	2/9/47	1,410	1,376
	Apple Inc.	3.750%	9/12/47	3,808	3,412
	Apple Inc.	3.750%	11/13/47	4,612	4,139
	Apple Inc.	2.950%	9/11/49	1,115	868
	Apple Inc.	2.650%	5/11/50	6,781	4,961
	Apple Inc.	2.400%	8/20/50	4,478	3,110
	Apple Inc.	2.650%	2/8/51	7,055	5,158
	Apple Inc.	2.700%	8/5/51	4,477	3,304
	Apple Inc.	3.950%	8/8/52	2,000	1,845
	Apple Inc.	2.550%	8/20/60	3,234	2,195
	Apple Inc.	2.800%	2/8/61	3,162	2,222
	Apple Inc.	2.850%	8/5/61	1,970	1,398
	Apple Inc.	4.100%	8/8/62	3,200	2,940
	Applied Materials Inc.	5.100%	10/1/35	998	1,051
	Applied Materials Inc.	5.850%	6/15/41	2,068	2,365
	Applied Materials Inc.	4.350%	4/1/47	2,444	2,357
	Applied Materials Inc.	2.750%	6/1/50	721	537
	Broadcom Inc.	4.300%	11/15/32	4,316	3,893
[2]	Broadcom Inc.	2.600%	2/15/33	4,708	3,621
[2]	Broadcom Inc.	3.419%	4/15/33	6,957	5,738
[2]	Broadcom Inc.	3.469%	4/15/34	8,210	6,653
[2]	Broadcom Inc.	3.137%	11/15/35	7,494	5,681
[2]	Broadcom Inc.	3.187%	11/15/36	6,115	4,537
[2]	Broadcom Inc.	4.926%	5/15/37	4,630	4,131
[2]	Broadcom Inc.	3.500%	2/15/41	6,656	5,005
[2]	Broadcom Inc.	3.750%	2/15/51	3,900	2,879
	Cisco Systems Inc.	5.900%	2/15/39	4,897	5,560

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Cisco Systems Inc.	5.500%	1/15/40	4,343	4,736
	Corning Inc.	4.700%	3/15/37	1,085	1,022
	Corning Inc.	5.750%	8/15/40	969	1,003
	Corning Inc.	4.750%	3/15/42	487	452
	Corning Inc.	5.350%	11/15/48	794	782
	Corning Inc.	3.900%	11/15/49	915	712
	Corning Inc.	4.375%	11/15/57	2,300	1,890
	Corning Inc.	5.850%	11/15/68	1,897	1,823
	Corning Inc.	5.450%	11/15/79	2,049	1,881
	Dell Inc.	6.500%	4/15/38	1,635	1,647
	Dell International LLC	8.100%	7/15/36	2,001	2,325
[2]	Dell International LLC	3.375%	12/15/41	1,850	1,297
	Dell International LLC	8.350%	7/15/46	2,031	2,470
[2]	Dell International LLC	3.450%	12/15/51	3,725	2,430
	Fidelity National Information Services Inc.	3.100%	3/1/41	2,180	1,585
	Fidelity National Information Services Inc.	4.500%	8/15/46	1,298	1,125
	Fiserv Inc.	4.400%	7/1/49	4,408	3,810
	Hewlett Packard Enterprise Co.	6.200%	10/15/35	2,162	2,301
	Hewlett Packard Enterprise Co.	6.350%	10/15/45	2,471	2,480
	HP Inc.	5.500%	1/15/33	825	793
	HP Inc.	6.000%	9/15/41	3,564	3,460
	Intel Corp.	4.000%	12/15/32	1,453	1,396
	Intel Corp.	4.600%	3/25/40	1,715	1,634
	Intel Corp.	2.800%	8/12/41	1,265	939
	Intel Corp.	4.800%	10/1/41	2,093	2,054
	Intel Corp.	4.250%	12/15/42	1,107	996
	Intel Corp.	4.900%	7/29/45	1,594	1,560
	Intel Corp.	4.100%	5/19/46	3,118	2,756
	Intel Corp.	4.100%	5/11/47	1,055	924
	Intel Corp.	3.734%	12/8/47	4,539	3,704
	Intel Corp.	3.250%	11/15/49	6,922	5,156
	Intel Corp.	4.750%	3/25/50	5,301	5,058
	Intel Corp.	3.050%	8/12/51	3,843	2,761
	Intel Corp.	4.900%	8/5/52	4,500	4,389
	Intel Corp.	3.100%	2/15/60	1,900	1,301
	Intel Corp.	3.200%	8/12/61	2,365	1,663
	Intel Corp.	5.050%	8/5/62	3,000	2,908
	International Business Machines Corp.	5.875%	11/29/32	800	876
	International Business Machines Corp.	4.150%	5/15/39	5,813	5,248
	International Business Machines Corp.	5.600%	11/30/39	775	817
	International Business Machines Corp.	2.850%	5/15/40	1,810	1,381
	International Business Machines Corp.	4.000%	6/20/42	2,121	1,831
	International Business Machines Corp.	4.700%	2/19/46	3,393	3,206
	International Business Machines Corp.	4.250%	5/15/49	7,205	6,387
	International Business Machines Corp.	2.950%	5/15/50	1,010	714
	International Business Machines Corp.	3.430%	2/9/52	1,615	1,241
	International Business Machines Corp.	7.125%	12/1/96	665	861
	Juniper Networks Inc.	5.950%	3/15/41	508	488
	KLA Corp.	4.650%	7/15/32	2,000	2,034
	KLA Corp.	5.000%	3/15/49	1,555	1,571
	KLA Corp.	3.300%	3/1/50	2,474	1,935
	KLA Corp.	4.950%	7/15/52	3,020	3,040
	KLA Corp.	5.250%	7/15/62	2,040	2,079
[2]	Kyndryl Holdings Inc.	4.100%	10/15/41	1,065	648
	Lam Research Corp.	4.875%	3/15/49	1,792	1,835
	Lam Research Corp.	2.875%	6/15/50	1,420	1,043
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Lam Research Corp.	3.125%	6/15/60	1,642	1,206
	Micron Technology Inc.	3.366%	11/1/41	445	314
	Micron Technology Inc.	3.477%	11/1/51	1,505	1,002
	Microsoft Corp.	3.500%	2/12/35	2,169	2,076
	Microsoft Corp.	4.200%	11/3/35	2,867	2,916
	Microsoft Corp.	3.450%	8/8/36	3,436	3,236
	Microsoft Corp.	4.100%	2/6/37	4,011	4,028
	Microsoft Corp.	4.500%	10/1/40	1,174	1,203
	Microsoft Corp.	5.300%	2/8/41	735	830
	Microsoft Corp.	3.500%	11/15/42	1,335	1,195
	Microsoft Corp.	3.750%	2/12/45	2,250	2,057
	Microsoft Corp.	3.700%	8/8/46	7,451	6,861
	Microsoft Corp.	4.250%	2/6/47	2,868	2,870
	Microsoft Corp.	2.525%	6/1/50	17,088	12,447
	Microsoft Corp.	2.921%	3/17/52	15,044	11,866
	Microsoft Corp.	3.950%	8/8/56	1,645	1,535
	Microsoft Corp.	2.675%	6/1/60	9,816	6,983
	Microsoft Corp.	3.041%	3/17/62	5,640	4,317
	Moody's Corp.	2.750%	8/19/41	1,450	1,061
	Moody's Corp.	5.250%	7/15/44	1,113	1,124
	Moody's Corp.	4.875%	12/17/48	1,476	1,433
	Moody's Corp.	3.250%	5/20/50	565	421
	Moody's Corp.	3.750%	2/25/52	485	396
	Moody's Corp.	2.550%	8/18/60	1,345	821
	Moody's Corp.	3.100%	11/29/61	1,832	1,260
	Motorola Solutions Inc.	5.500%	9/1/44	1,049	983
	NVIDIA Corp.	3.500%	4/1/40	2,591	2,230
	NVIDIA Corp.	3.500%	4/1/50	3,387	2,820
	NVIDIA Corp.	3.700%	4/1/60	2,865	2,340
	NXP BV	5.000%	1/15/33	2,980	2,884
	NXP BV	3.250%	5/11/41	1,360	984
	NXP BV	3.125%	2/15/42	1,100	786
	NXP BV	3.250%	11/30/51	1,552	1,054
	Oracle Corp.	4.300%	7/8/34	5,326	4,641
	Oracle Corp.	3.900%	5/15/35	2,559	2,082
	Oracle Corp.	3.850%	7/15/36	2,326	1,855
	Oracle Corp.	3.800%	11/15/37	5,415	4,220
	Oracle Corp.	6.500%	4/15/38	1,746	1,794
	Oracle Corp.	6.125%	7/8/39	2,855	2,822
	Oracle Corp.	3.600%	4/1/40	7,205	5,248
	Oracle Corp.	5.375%	7/15/40	5,245	4,727
	Oracle Corp.	3.650%	3/25/41	5,860	4,285
	Oracle Corp.	4.500%	7/8/44	4,124	3,302
	Oracle Corp.	4.125%	5/15/45	4,277	3,192
	Oracle Corp.	4.000%	7/15/46	4,093	2,995
	Oracle Corp.	4.000%	11/15/47	5,612	4,073
	Oracle Corp.	3.600%	4/1/50	11,698	7,972
	Oracle Corp.	3.950%	3/25/51	8,950	6,437
	Oracle Corp.	4.375%	5/15/55	4,577	3,430
	Oracle Corp.	3.850%	4/1/60	5,741	3,811
	Oracle Corp.	4.100%	3/25/61	4,655	3,246
	QUALCOMM Inc.	4.650%	5/20/35	4,291	4,332
	QUALCOMM Inc.	4.800%	5/20/45	1,680	1,692
	QUALCOMM Inc.	4.300%	5/20/47	2,865	2,689
	QUALCOMM Inc.	3.250%	5/20/50	2,374	1,931
	QUALCOMM Inc.	4.500%	5/20/52	2,785	2,697
	Quanta Services Inc.	3.050%	10/1/41	1,225	853
	S&P Global Inc.	3.250%	12/1/49	1,944	1,524
[2]	S&P Global Inc.	3.700%	3/1/52	2,614	2,249
	S&P Global Inc.	2.300%	8/15/60	1,406	852
[2]	S&P Global Inc.	3.900%	3/1/62	1,650	1,420
	Salesforce Inc.	2.700%	7/15/41	3,400	2,593
	Salesforce Inc.	2.900%	7/15/51	5,056	3,739
	Salesforce Inc.	3.050%	7/15/61	3,375	2,420
	Texas Instruments Inc.	3.875%	3/15/39	2,199	2,056
	Texas Instruments Inc.	4.150%	5/15/48	3,142	3,002
	Texas Instruments Inc.	2.700%	9/15/51	977	730

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	TSMC Arizona Corp.	3.125%	10/25/41	2,380	1,944
	TSMC Arizona Corp.	3.250%	10/25/51	1,910	1,523
	TSMC Arizona Corp.	4.500%	4/22/52	2,665	2,609
	Verisk Analytics Inc.	5.500%	6/15/45	1,331	1,342
	Verisk Analytics Inc.	3.625%	5/15/50	1,501	1,164
	Workday Inc.	3.800%	4/1/32	100	91
					451,709
Utilities (12.2%)
	AEP Texas Inc.	3.800%	10/1/47	669	537
[1]	AEP Texas Inc.	3.450%	1/15/50	700	532
	AEP Texas Inc.	3.450%	5/15/51	500	386
	AEP Texas Inc.	5.250%	5/15/52	1,045	1,054
	AEP Transmission Co. LLC	4.000%	12/1/46	1,070	933
	AEP Transmission Co. LLC	3.750%	12/1/47	1,397	1,162
	AEP Transmission Co. LLC	4.250%	9/15/48	1,581	1,422
	AEP Transmission Co. LLC	3.800%	6/15/49	2,098	1,761
[1]	AEP Transmission Co. LLC	3.650%	4/1/50	1,080	891
[1]	AEP Transmission Co. LLC	2.750%	8/15/51	1,210	843
[1]	AEP Transmission Co. LLC	4.500%	6/15/52	2,110	2,010
	Alabama Power Co.	6.125%	5/15/38	757	831
	Alabama Power Co.	6.000%	3/1/39	969	1,063
	Alabama Power Co.	3.850%	12/1/42	703	606
	Alabama Power Co.	4.150%	8/15/44	2,244	1,995
	Alabama Power Co.	3.750%	3/1/45	2,588	2,152
	Alabama Power Co.	4.300%	1/2/46	1,536	1,384
[1]	Alabama Power Co.	3.700%	12/1/47	559	467
[1]	Alabama Power Co.	4.300%	7/15/48	944	854
	Alabama Power Co.	3.450%	10/1/49	1,495	1,177
	Alabama Power Co.	3.125%	7/15/51	1,755	1,322
	Alabama Power Co.	3.000%	3/15/52	2,420	1,787
	Ameren Illinois Co.	4.150%	3/15/46	1,517	1,373
	Ameren Illinois Co.	3.700%	12/1/47	382	325
	Ameren Illinois Co.	4.500%	3/15/49	705	676
	Ameren Illinois Co.	3.250%	3/15/50	1,540	1,192
	Ameren Illinois Co.	2.900%	6/15/51	950	690
	American Electric Power Co. Inc.	3.250%	3/1/50	382	272
	American Water Capital Corp.	6.593%	10/15/37	891	1,017
	American Water Capital Corp.	4.300%	12/1/42	1,005	915
	American Water Capital Corp.	4.300%	9/1/45	969	865
	American Water Capital Corp.	4.000%	12/1/46	587	501
	American Water Capital Corp.	3.750%	9/1/47	987	832
	American Water Capital Corp.	4.200%	9/1/48	2,790	2,498
	American Water Capital Corp.	4.150%	6/1/49	1,660	1,476
	American Water Capital Corp.	3.450%	5/1/50	1,785	1,405
	American Water Capital Corp.	3.250%	6/1/51	1,370	1,067
	Appalachian Power Co.	7.000%	4/1/38	1,094	1,281
	Appalachian Power Co.	4.400%	5/15/44	1,308	1,139
	Appalachian Power Co.	4.450%	6/1/45	935	815
[1]	Appalachian Power Co.	4.500%	3/1/49	1,906	1,694
[1]	Appalachian Power Co.	3.700%	5/1/50	2,394	1,893
	Arizona Public Service Co.	5.050%	9/1/41	1,047	973
	Arizona Public Service Co.	4.500%	4/1/42	1,596	1,376
	Arizona Public Service Co.	4.350%	11/15/45	560	472
	Arizona Public Service Co.	3.750%	5/15/46	700	549
	Arizona Public Service Co.	4.200%	8/15/48	1,432	1,194
	Arizona Public Service Co.	4.250%	3/1/49	781	652
	Arizona Public Service Co.	3.500%	12/1/49	933	688
	Arizona Public Service Co.	3.350%	5/15/50	608	436
	Arizona Public Service Co.	2.650%	9/15/50	610	382
	Atmos Energy Corp.	5.500%	6/15/41	887	925
	Atmos Energy Corp.	4.150%	1/15/43	562	501
	Atmos Energy Corp.	4.125%	10/15/44	872	768
	Atmos Energy Corp.	4.300%	10/1/48	1,240	1,142
	Atmos Energy Corp.	4.125%	3/15/49	2,312	2,074
	Atmos Energy Corp.	3.375%	9/15/49	2,831	2,242
	Atmos Energy Corp.	2.850%	2/15/52	1,850	1,322
	Avista Corp.	4.350%	6/1/48	743	676
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Baltimore Gas & Electric Co.	6.350%	10/1/36	800	908
	Baltimore Gas & Electric Co.	3.500%	8/15/46	1,085	885
[1]	Baltimore Gas & Electric Co.	3.750%	8/15/47	2,600	2,205
	Baltimore Gas & Electric Co.	4.250%	9/15/48	891	814
	Baltimore Gas & Electric Co.	3.200%	9/15/49	575	448
	Baltimore Gas & Electric Co.	2.900%	6/15/50	1,760	1,287
	Baltimore Gas & Electric Co.	4.550%	6/1/52	1,650	1,575
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	4,227	4,646
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	666	718
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	627	635
	Berkshire Hathaway Energy Co.	4.500%	2/1/45	1,633	1,521
	Berkshire Hathaway Energy Co.	3.800%	7/15/48	523	441
	Berkshire Hathaway Energy Co.	4.450%	1/15/49	796	740
	Berkshire Hathaway Energy Co.	4.250%	10/15/50	2,835	2,597
	Berkshire Hathaway Energy Co.	2.850%	5/15/51	3,605	2,570
[2]	Berkshire Hathaway Energy Co.	4.600%	5/1/53	2,710	2,587
	Black Hills Corp.	4.350%	5/1/33	398	364
	Black Hills Corp.	4.200%	9/15/46	971	801
	Black Hills Corp.	3.875%	10/15/49	1,287	1,019
[1]	CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	1,325	1,578
	CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	1,122	954
	CenterPoint Energy Houston Electric LLC	4.500%	4/1/44	719	684
	CenterPoint Energy Houston Electric LLC	3.950%	3/1/48	1,774	1,576
[1]	CenterPoint Energy Houston Electric LLC	4.250%	2/1/49	766	714
[1]	CenterPoint Energy Houston Electric LLC	2.900%	7/1/50	1,987	1,476
[1]	CenterPoint Energy Houston Electric LLC	3.350%	4/1/51	1,990	1,612
	CenterPoint Energy Inc.	3.700%	9/1/49	2,337	1,853
	CenterPoint Energy Resources Corp.	5.850%	1/15/41	634	670
	CenterPoint Energy Resources Corp.	4.100%	9/1/47	1,069	950
	Cleco Corporate Holdings LLC	4.973%	5/1/46	831	760
	Cleveland Electric Illuminating Co.	5.950%	12/15/36	1,200	1,253
	CMS Energy Corp.	4.875%	3/1/44	1,542	1,447
	Commonwealth Edison Co.	5.900%	3/15/36	835	927
	Commonwealth Edison Co.	6.450%	1/15/38	1,600	1,834
	Commonwealth Edison Co.	4.600%	8/15/43	981	934
	Commonwealth Edison Co.	4.700%	1/15/44	1,371	1,332
	Commonwealth Edison Co.	3.700%	3/1/45	1,417	1,180
	Commonwealth Edison Co.	4.350%	11/15/45	1,288	1,193
	Commonwealth Edison Co.	3.650%	6/15/46	1,263	1,058
[1]	Commonwealth Edison Co.	3.750%	8/15/47	2,165	1,856
	Commonwealth Edison Co.	4.000%	3/1/48	557	500
	Commonwealth Edison Co.	4.000%	3/1/49	2,005	1,781
[1]	Commonwealth Edison Co.	3.200%	11/15/49	617	480
	Commonwealth Edison Co.	3.000%	3/1/50	430	323
[1]	Commonwealth Edison Co.	3.125%	3/15/51	1,150	879
[1]	Commonwealth Edison Co.	2.750%	9/1/51	360	255
	Connecticut Light & Power Co.	4.300%	4/15/44	1,344	1,249
[1]	Connecticut Light & Power Co.	4.150%	6/1/45	437	394
	Connecticut Light & Power Co.	4.000%	4/1/48	530	485
[1]	Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	733	749
[1]	Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	1,183	1,259
[1]	Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	1,065	1,170
[1]	Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	390	433
[1]	Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	809	926
[1]	Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	274	279

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	2,759	2,889
[1]	Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	2,156	1,911
	Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	1,087	935
	Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	2,958	2,742
	Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	3,739	3,436
	Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	1,493	1,254
[1]	Consolidated Edison Co. of New York Inc.	3.875%	6/15/47	2,092	1,752
[1]	Consolidated Edison Co. of New York Inc.	4.650%	12/1/48	1,550	1,454
[1]	Consolidated Edison Co. of New York Inc.	3.950%	4/1/50	1,350	1,167
	Consolidated Edison Co. of New York Inc.	3.200%	12/1/51	2,195	1,657
	Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	390	363
[1]	Consolidated Edison Co. of New York Inc.	4.300%	12/1/56	910	792
[1]	Consolidated Edison Co. of New York Inc.	4.000%	11/15/57	1,370	1,123
	Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	1,297	1,166
	Consolidated Edison Co. of New York Inc.	3.700%	11/15/59	820	643
[1]	Consolidated Edison Co. of New York Inc.	3.000%	12/1/60	535	362
	Consolidated Edison Co. of New York Inc.	3.600%	6/15/61	1,960	1,537
	Constellation Energy Generation LLC	6.250%	10/1/39	1,050	1,103
	Constellation Energy Generation LLC	5.750%	10/1/41	2,074	2,055
	Constellation Energy Generation LLC	5.600%	6/15/42	686	679
	Consumers Energy Co.	3.950%	5/15/43	500	443
	Consumers Energy Co.	3.250%	8/15/46	1,256	1,001
	Consumers Energy Co.	3.950%	7/15/47	1,345	1,184
	Consumers Energy Co.	4.050%	5/15/48	671	608
	Consumers Energy Co.	4.350%	4/15/49	368	351
	Consumers Energy Co.	3.750%	2/15/50	1,539	1,315
	Consumers Energy Co.	3.100%	8/15/50	1,459	1,121
	Consumers Energy Co.	3.500%	8/1/51	1,645	1,362
	Consumers Energy Co.	2.650%	8/15/52	1,440	1,010
	Consumers Energy Co.	4.200%	9/1/52	1,177	1,096
	Consumers Energy Co.	2.500%	5/1/60	617	391
	Dayton Power & Light Co.	3.950%	6/15/49	367	310
	Delmarva Power & Light Co.	4.150%	5/15/45	2,091	1,831
[1]	Dominion Energy Inc.	6.300%	3/15/33	845	918
[1]	Dominion Energy Inc.	5.250%	8/1/33	619	626
[1]	Dominion Energy Inc.	5.950%	6/15/35	809	855
	Dominion Energy Inc.	7.000%	6/15/38	800	903
[1]	Dominion Energy Inc.	3.300%	4/15/41	2,025	1,604
[1]	Dominion Energy Inc.	4.900%	8/1/41	837	802
[1]	Dominion Energy Inc.	4.050%	9/15/42	1,024	868
	Dominion Energy Inc.	4.700%	12/1/44	1,821	1,673
[1]	Dominion Energy Inc.	4.600%	3/15/49	743	688
[1]	Dominion Energy Inc.	4.850%	8/15/52	1,454	1,389
	Dominion Energy South Carolina Inc.	5.300%	5/15/33	2,530	2,680
	Dominion Energy South Carolina Inc.	6.050%	1/15/38	1,015	1,123
	Dominion Energy South Carolina Inc.	5.450%	2/1/41	1,780	1,844
	Dominion Energy South Carolina Inc.	4.600%	6/15/43	1,136	1,078
	Dominion Energy South Carolina Inc.	5.100%	6/1/65	670	680
[1]	DTE Electric Co.	4.000%	4/1/43	500	445
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	DTE Electric Co.	4.300%	7/1/44	2,182	2,009
	DTE Electric Co.	3.700%	3/15/45	534	452
	DTE Electric Co.	3.700%	6/1/46	1,032	881
	DTE Electric Co.	3.750%	8/15/47	2,330	2,016
[1]	DTE Electric Co.	4.050%	5/15/48	840	764
	DTE Electric Co.	3.950%	3/1/49	990	889
	DTE Electric Co.	2.950%	3/1/50	774	588
[1]	DTE Electric Co.	3.250%	4/1/51	1,075	853
	Duke Energy Carolinas LLC	6.450%	10/15/32	1,633	1,810
	Duke Energy Carolinas LLC	6.100%	6/1/37	664	711
	Duke Energy Carolinas LLC	6.000%	1/15/38	426	472
	Duke Energy Carolinas LLC	6.050%	4/15/38	833	922
	Duke Energy Carolinas LLC	5.300%	2/15/40	1,403	1,457
	Duke Energy Carolinas LLC	4.250%	12/15/41	1,131	1,037
	Duke Energy Carolinas LLC	4.000%	9/30/42	1,675	1,481
	Duke Energy Carolinas LLC	3.750%	6/1/45	415	351
	Duke Energy Carolinas LLC	3.875%	3/15/46	1,530	1,324
	Duke Energy Carolinas LLC	3.700%	12/1/47	1,570	1,296
	Duke Energy Carolinas LLC	3.950%	3/15/48	1,356	1,179
	Duke Energy Carolinas LLC	3.200%	8/15/49	1,151	895
	Duke Energy Carolinas LLC	3.450%	4/15/51	1,655	1,342
	Duke Energy Carolinas LLC	3.550%	3/15/52	2,360	1,942
	Duke Energy Corp.	3.300%	6/15/41	500	385
	Duke Energy Corp.	4.800%	12/15/45	275	255
	Duke Energy Corp.	3.750%	9/1/46	3,216	2,524
	Duke Energy Corp.	3.950%	8/15/47	1,397	1,129
	Duke Energy Corp.	4.200%	6/15/49	1,502	1,268
	Duke Energy Corp.	3.500%	6/15/51	1,935	1,470
	Duke Energy Corp.	5.000%	8/15/52	1,000	950
	Duke Energy Florida LLC	6.350%	9/15/37	2,796	3,151
	Duke Energy Florida LLC	6.400%	6/15/38	506	584
	Duke Energy Florida LLC	5.650%	4/1/40	1,795	1,898
	Duke Energy Florida LLC	3.850%	11/15/42	925	793
	Duke Energy Florida LLC	3.400%	10/1/46	1,631	1,289
	Duke Energy Florida LLC	4.200%	7/15/48	1,596	1,443
	Duke Energy Florida LLC	3.000%	12/15/51	880	654
	Duke Energy Indiana LLC	6.120%	10/15/35	1,288	1,392
	Duke Energy Indiana LLC	6.350%	8/15/38	1,446	1,630
	Duke Energy Indiana LLC	6.450%	4/1/39	1,276	1,436
[1]	Duke Energy Indiana LLC	4.900%	7/15/43	1,762	1,695
	Duke Energy Indiana LLC	3.750%	5/15/46	1,355	1,106
[1]	Duke Energy Indiana LLC	3.250%	10/1/49	1,325	1,010
	Duke Energy Indiana LLC	2.750%	4/1/50	1,280	892
	Duke Energy Ohio Inc.	3.700%	6/15/46	100	82
	Duke Energy Ohio Inc.	4.300%	2/1/49	1,523	1,372
	Duke Energy Progress LLC	6.300%	4/1/38	1,268	1,431
	Duke Energy Progress LLC	4.100%	5/15/42	1,494	1,336
	Duke Energy Progress LLC	4.100%	3/15/43	490	441
	Duke Energy Progress LLC	4.375%	3/30/44	1,971	1,818
	Duke Energy Progress LLC	4.150%	12/1/44	1,850	1,644
	Duke Energy Progress LLC	4.200%	8/15/45	719	645
	Duke Energy Progress LLC	3.700%	10/15/46	2,405	1,986
	Duke Energy Progress LLC	3.600%	9/15/47	1,575	1,309
	Duke Energy Progress LLC	2.500%	8/15/50	150	102
	Duke Energy Progress LLC	2.900%	8/15/51	1,980	1,439
	Duke Energy Progress LLC	4.000%	4/1/52	1,647	1,447
[1]	Duke Energy Progress NC Storm Funding LLC	2.387%	7/1/37	825	745
	El Paso Electric Co.	6.000%	5/15/35	1,084	1,112
	El Paso Electric Co.	5.000%	12/1/44	688	645
	Emera US Finance LP	4.750%	6/15/46	2,682	2,355
	Entergy Arkansas LLC	4.200%	4/1/49	1,633	1,482
	Entergy Arkansas LLC	2.650%	6/15/51	1,510	1,033
	Entergy Arkansas LLC	3.350%	6/15/52	1,825	1,414
	Entergy Corp.	3.750%	6/15/50	554	436
	Entergy Louisiana LLC	4.000%	3/15/33	1,948	1,848
	Entergy Louisiana LLC	3.100%	6/15/41	1,035	818

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Entergy Louisiana LLC	4.200%	9/1/48	2,779	2,487
	Entergy Louisiana LLC	4.200%	4/1/50	1,961	1,751
	Entergy Louisiana LLC	2.900%	3/15/51	2,055	1,476
	Entergy Louisiana LLC	4.750%	9/15/52	600	582
	Entergy Mississippi LLC	3.850%	6/1/49	1,742	1,453
	Entergy Mississippi LLC	3.500%	6/1/51	145	117
	Entergy Texas Inc.	3.550%	9/30/49	1,395	1,103
	Essential Utilities Inc.	4.276%	5/1/49	1,420	1,226
	Essential Utilities Inc.	3.351%	4/15/50	619	455
	Essential Utilities Inc.	5.300%	5/1/52	1,305	1,304
	Evergy Kansas Central Inc.	4.125%	3/1/42	443	394
	Evergy Kansas Central Inc.	4.100%	4/1/43	1,809	1,574
	Evergy Kansas Central Inc.	4.250%	12/1/45	1,359	1,204
	Evergy Kansas Central Inc.	3.450%	4/15/50	883	704
	Evergy Metro Inc.	5.300%	10/1/41	675	687
	Evergy Metro Inc.	4.200%	6/15/47	1,325	1,181
	Evergy Metro Inc.	4.200%	3/15/48	1,041	930
[1]	Evergy Metro Inc.	4.125%	4/1/49	1,991	1,745
	Eversource Energy	3.450%	1/15/50	550	431
[1]	Exelon Corp.	4.950%	6/15/35	1,690	1,650
	Exelon Corp.	5.625%	6/15/35	770	810
	Exelon Corp.	5.100%	6/15/45	1,504	1,493
	Exelon Corp.	4.450%	4/15/46	1,655	1,483
	Exelon Corp.	4.700%	4/15/50	2,202	2,056
[2]	Exelon Corp.	4.100%	3/15/52	2,005	1,733
	Florida Power & Light Co.	5.625%	4/1/34	637	694
	Florida Power & Light Co.	4.950%	6/1/35	2,142	2,203
	Florida Power & Light Co.	5.650%	2/1/37	1,038	1,120
	Florida Power & Light Co.	5.950%	2/1/38	902	1,006
	Florida Power & Light Co.	5.960%	4/1/39	850	957
	Florida Power & Light Co.	5.690%	3/1/40	955	1,042
	Florida Power & Light Co.	5.250%	2/1/41	1,981	2,073
	Florida Power & Light Co.	4.125%	2/1/42	1,639	1,520
	Florida Power & Light Co.	4.050%	6/1/42	1,384	1,278
	Florida Power & Light Co.	3.800%	12/15/42	1,484	1,325
	Florida Power & Light Co.	4.050%	10/1/44	667	608
	Florida Power & Light Co.	3.700%	12/1/47	787	686
	Florida Power & Light Co.	3.950%	3/1/48	1,699	1,547
	Florida Power & Light Co.	4.125%	6/1/48	2,326	2,173
	Florida Power & Light Co.	3.990%	3/1/49	535	489
	Florida Power & Light Co.	3.150%	10/1/49	1,617	1,292
	Florida Power & Light Co.	2.875%	12/4/51	2,867	2,139
[1]	Georgia Power Co.	4.750%	9/1/40	1,321	1,206
	Georgia Power Co.	4.300%	3/15/42	1,493	1,327
	Georgia Power Co.	4.300%	3/15/43	728	637
[1]	Georgia Power Co.	3.700%	1/30/50	2,335	1,863
[1]	Georgia Power Co.	3.250%	3/15/51	1,788	1,324
	Georgia Power Co.	5.125%	5/15/52	1,800	1,812
	Iberdrola International BV	6.750%	7/15/36	614	686
[1]	Idaho Power Co.	4.200%	3/1/48	1,170	1,036
	Indiana Michigan Power Co.	6.050%	3/15/37	978	1,068
[1]	Indiana Michigan Power Co.	4.550%	3/15/46	1,343	1,228
[1]	Indiana Michigan Power Co.	3.750%	7/1/47	1,394	1,135
	Indiana Michigan Power Co.	4.250%	8/15/48	1,141	991
	Indiana Michigan Power Co.	3.250%	5/1/51	735	551
	Interstate Power & Light Co.	6.250%	7/15/39	377	409
	Interstate Power & Light Co.	3.700%	9/15/46	419	340
	Interstate Power & Light Co.	3.500%	9/30/49	680	538
	Interstate Power & Light Co.	3.100%	11/30/51	620	447
	ITC Holdings Corp.	5.300%	7/1/43	1,849	1,799
[1]	John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	826	820
	Kentucky Utilities Co.	5.125%	11/1/40	636	634
	Kentucky Utilities Co.	4.375%	10/1/45	465	422
	Kentucky Utilities Co.	3.300%	6/1/50	440	343
	Louisville Gas & Electric Co.	4.250%	4/1/49	3,022	2,696
[1]	MidAmerican Energy Co.	5.750%	11/1/35	1,443	1,575
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	MidAmerican Energy Co.	5.800%	10/15/36	1,674	1,837
	MidAmerican Energy Co.	4.800%	9/15/43	1,869	1,836
	MidAmerican Energy Co.	4.400%	10/15/44	1,529	1,431
	MidAmerican Energy Co.	4.250%	5/1/46	1,162	1,075
	MidAmerican Energy Co.	3.650%	8/1/48	1,096	923
	MidAmerican Energy Co.	4.250%	7/15/49	1,802	1,672
	MidAmerican Energy Co.	3.150%	4/15/50	1,400	1,086
	MidAmerican Energy Co.	2.700%	8/1/52	1,265	899
[1]	Mississippi Power Co.	4.250%	3/15/42	976	851
[1]	Mississippi Power Co.	3.100%	7/30/51	290	206
	National Grid USA	5.803%	4/1/35	522	549
	National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	1,216	1,146
	National Rural Utilities Cooperative Finance Corp.	4.150%	12/15/32	680	661
	National Rural Utilities Cooperative Finance Corp.	4.400%	11/1/48	1,649	1,514
	National Rural Utilities Cooperative Finance Corp.	4.300%	3/15/49	1,408	1,280
[1]	Nevada Power Co.	6.650%	4/1/36	1,640	1,881
[1]	Nevada Power Co.	6.750%	7/1/37	2,000	2,275
[1]	Nevada Power Co.	3.125%	8/1/50	2,434	1,799
	NextEra Energy Capital Holdings Inc.	3.000%	1/15/52	1,795	1,290
	NiSource Inc.	5.950%	6/15/41	1,483	1,527
	NiSource Inc.	5.250%	2/15/43	766	747
	NiSource Inc.	4.800%	2/15/44	1,304	1,196
	NiSource Inc.	5.650%	2/1/45	1,975	2,007
	NiSource Inc.	4.375%	5/15/47	2,080	1,835
	NiSource Inc.	3.950%	3/30/48	2,202	1,811
	Northern States Power Co.	6.250%	6/1/36	385	442
	Northern States Power Co.	6.200%	7/1/37	625	713
	Northern States Power Co.	5.350%	11/1/39	757	810
	Northern States Power Co.	3.400%	8/15/42	390	329
	Northern States Power Co.	4.125%	5/15/44	593	542
	Northern States Power Co.	4.000%	8/15/45	970	844
	Northern States Power Co.	3.600%	5/15/46	1,639	1,390
	Northern States Power Co.	3.600%	9/15/47	557	468
	Northern States Power Co.	2.900%	3/1/50	1,156	871
	Northern States Power Co.	2.600%	6/1/51	820	577
	Northern States Power Co.	3.200%	4/1/52	755	594
	Northern States Power Co.	4.500%	6/1/52	1,612	1,565
	NorthWestern Corp.	4.176%	11/15/44	1,069	926
	NSTAR Electric Co.	5.500%	3/15/40	1,838	1,941
	NSTAR Electric Co.	4.400%	3/1/44	467	433
	Oglethorpe Power Corp.	5.950%	11/1/39	1,915	1,961
	Oglethorpe Power Corp.	5.375%	11/1/40	1,880	1,809
[2]	Oglethorpe Power Corp.	4.500%	4/1/47	1,120	966
	Oglethorpe Power Corp.	5.050%	10/1/48	255	235
	Oglethorpe Power Corp.	5.250%	9/1/50	798	742
	Ohio Power Co.	4.150%	4/1/48	1,335	1,160
	Ohio Power Co.	4.000%	6/1/49	1,593	1,341
[1]	Ohio Power Co.	2.900%	10/1/51	555	397
	Oklahoma Gas & Electric Co.	4.150%	4/1/47	855	755
	Oklahoma Gas & Electric Co.	3.850%	8/15/47	656	552
	Oncor Electric Delivery Co. LLC	7.250%	1/15/33	845	1,036
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	795	1,006
	Oncor Electric Delivery Co. LLC	5.250%	9/30/40	475	494
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	992	959
	Oncor Electric Delivery Co. LLC	5.300%	6/1/42	774	813
	Oncor Electric Delivery Co. LLC	3.750%	4/1/45	1,707	1,461
	Oncor Electric Delivery Co. LLC	3.800%	9/30/47	1,673	1,462
	Oncor Electric Delivery Co. LLC	4.100%	11/15/48	1,920	1,747
	Oncor Electric Delivery Co. LLC	3.800%	6/1/49	2,280	1,986
[1]	Oncor Electric Delivery Co. LLC	3.100%	9/15/49	525	406
	Oncor Electric Delivery Co. LLC	2.700%	11/15/51	470	334
[2]	Oncor Electric Delivery Co. LLC	4.600%	6/1/52	250	246
	Oncor Electric Delivery Co. LLC	5.350%	10/1/52	476	503

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	ONE Gas Inc.	4.658%	2/1/44	750	687
	ONE Gas Inc.	4.500%	11/1/48	925	809
	Pacific Gas & Electric Co.	3.250%	6/1/31	62	50
	Pacific Gas & Electric Co.	4.500%	7/1/40	4,510	3,527
	Pacific Gas & Electric Co.	3.300%	8/1/40	2,246	1,578
	Pacific Gas & Electric Co.	4.200%	6/1/41	3,663	2,741
	Pacific Gas & Electric Co.	4.750%	2/15/44	1,262	981
	Pacific Gas & Electric Co.	4.300%	3/15/45	1,076	790
	Pacific Gas & Electric Co.	4.000%	12/1/46	155	108
	Pacific Gas & Electric Co.	3.950%	12/1/47	2,426	1,677
	Pacific Gas & Electric Co.	4.950%	7/1/50	9,240	7,393
	Pacific Gas & Electric Co.	3.500%	8/1/50	3,845	2,554
	Pacific Gas & Electric Co.	5.250%	3/1/52	2,173	1,818
	PacifiCorp	5.250%	6/15/35	2,392	2,403
	PacifiCorp	6.100%	8/1/36	1,270	1,363
	PacifiCorp	5.750%	4/1/37	1,151	1,200
	PacifiCorp	6.250%	10/15/37	790	871
	PacifiCorp	6.350%	7/15/38	630	704
	PacifiCorp	6.000%	1/15/39	779	847
	PacifiCorp	4.100%	2/1/42	720	622
	PacifiCorp	4.125%	1/15/49	1,635	1,447
	PacifiCorp	4.150%	2/15/50	2,173	1,943
	PacifiCorp	3.300%	3/15/51	2,065	1,600
	PacifiCorp	2.900%	6/15/52	710	512
	PECO Energy Co.	5.950%	10/1/36	548	602
	PECO Energy Co.	4.150%	10/1/44	1,171	1,060
	PECO Energy Co.	3.900%	3/1/48	872	775
	PECO Energy Co.	3.000%	9/15/49	484	363
	PECO Energy Co.	2.800%	6/15/50	1,236	892
	PECO Energy Co.	3.050%	3/15/51	1,905	1,449
	PECO Energy Co.	2.850%	9/15/51	790	575
	PECO Energy Co.	4.600%	5/15/52	1,710	1,689
[1]	PG&E Wildfire Recovery Funding LLC	4.263%	6/1/36	2,795	2,716
[1]	PG&E Wildfire Recovery Funding LLC	4.451%	12/1/47	2,125	1,973
[1]	PG&E Wildfire Recovery Funding LLC	4.674%	12/1/51	675	664
	Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	860	775
	Piedmont Natural Gas Co. Inc.	3.640%	11/1/46	811	626
	Piedmont Natural Gas Co. Inc.	3.350%	6/1/50	1,410	1,037
	Potomac Electric Power Co.	6.500%	11/15/37	713	824
	Potomac Electric Power Co.	4.150%	3/15/43	645	583
	PPL Electric Utilities Corp.	6.250%	5/15/39	428	480
	PPL Electric Utilities Corp.	4.750%	7/15/43	380	372
	PPL Electric Utilities Corp.	4.125%	6/15/44	1,112	989
	PPL Electric Utilities Corp.	4.150%	10/1/45	1,191	1,051
	PPL Electric Utilities Corp.	3.950%	6/1/47	1,535	1,359
	PPL Electric Utilities Corp.	4.150%	6/15/48	1,445	1,309
	PPL Electric Utilities Corp.	3.000%	10/1/49	1,070	799
	Progress Energy Inc.	6.000%	12/1/39	1,392	1,449
[1]	Public Service Co. of Colorado	6.250%	9/1/37	2,300	2,650
	Public Service Co. of Colorado	6.500%	8/1/38	486	566
	Public Service Co. of Colorado	3.600%	9/15/42	601	510
	Public Service Co. of Colorado	4.300%	3/15/44	1,135	1,034
	Public Service Co. of Colorado	3.800%	6/15/47	1,570	1,355
	Public Service Co. of Colorado	4.100%	6/15/48	519	469
	Public Service Co. of Colorado	4.050%	9/15/49	2,190	1,948
[1]	Public Service Co. of Colorado	3.200%	3/1/50	468	368
[1]	Public Service Co. of Colorado	2.700%	1/15/51	1,105	785
[1]	Public Service Co. of Colorado	4.500%	6/1/52	1,655	1,602
	Public Service Co. of New Hampshire	3.600%	7/1/49	2,525	2,114
[1]	Public Service Electric & Gas Co.	5.800%	5/1/37	460	504
[1]	Public Service Electric & Gas Co.	5.500%	3/1/40	1,100	1,166
[1]	Public Service Electric & Gas Co.	3.950%	5/1/42	1,040	936
[1]	Public Service Electric & Gas Co.	3.650%	9/1/42	1,113	950
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Public Service Electric & Gas Co.	3.800%	1/1/43	335	290
[1]	Public Service Electric & Gas Co.	3.800%	3/1/46	557	481
[1]	Public Service Electric & Gas Co.	3.600%	12/1/47	730	612
[1]	Public Service Electric & Gas Co.	4.050%	5/1/48	1,229	1,106
[1]	Public Service Electric & Gas Co.	3.850%	5/1/49	967	840
[1]	Public Service Electric & Gas Co.	3.200%	8/1/49	1,185	929
[1]	Public Service Electric & Gas Co.	3.150%	1/1/50	744	572
[1]	Public Service Electric & Gas Co.	2.700%	5/1/50	976	694
[1]	Public Service Electric & Gas Co.	2.050%	8/1/50	1,135	699
	Puget Sound Energy Inc.	6.274%	3/15/37	1,017	1,119
	Puget Sound Energy Inc.	5.757%	10/1/39	671	713
	Puget Sound Energy Inc.	5.795%	3/15/40	1,015	1,078
	Puget Sound Energy Inc.	5.638%	4/15/41	753	781
	Puget Sound Energy Inc.	4.300%	5/20/45	898	794
	Puget Sound Energy Inc.	4.223%	6/15/48	630	562
	Puget Sound Energy Inc.	3.250%	9/15/49	1,479	1,114
	Puget Sound Energy Inc.	2.893%	9/15/51	600	430
	San Diego Gas & Electric Co.	6.000%	6/1/39	944	1,032
	San Diego Gas & Electric Co.	4.500%	8/15/40	546	516
[1]	San Diego Gas & Electric Co.	3.750%	6/1/47	2,010	1,699
	San Diego Gas & Electric Co.	4.150%	5/15/48	670	608
[1]	San Diego Gas & Electric Co.	4.100%	6/15/49	1,994	1,765
[1]	San Diego Gas & Electric Co.	3.320%	4/15/50	555	432
[1]	San Diego Gas & Electric Co.	2.950%	8/15/51	535	396
	San Diego Gas & Electric Co.	3.700%	3/15/52	150	128
[1]	SCE Recovery Funding LLC	2.943%	11/15/42	525	479
	Sempra Energy	3.800%	2/1/38	2,038	1,745
	Sempra Energy	6.000%	10/15/39	1,689	1,794
	Sempra Energy	4.000%	2/1/48	2,425	2,024
	Southern California Edison Co.	6.000%	1/15/34	1,728	1,818
[1]	Southern California Edison Co.	5.750%	4/1/35	743	757
[1]	Southern California Edison Co.	5.350%	7/15/35	811	801
	Southern California Edison Co.	5.625%	2/1/36	934	935
[1]	Southern California Edison Co.	5.550%	1/15/37	1,523	1,507
[1]	Southern California Edison Co.	5.950%	2/1/38	1,209	1,247
	Southern California Edison Co.	6.050%	3/15/39	1,854	1,942
	Southern California Edison Co.	5.500%	3/15/40	2,548	2,513
	Southern California Edison Co.	4.500%	9/1/40	1,786	1,572
	Southern California Edison Co.	4.050%	3/15/42	1,275	1,050
[1]	Southern California Edison Co.	3.900%	3/15/43	1,333	1,076
	Southern California Edison Co.	4.650%	10/1/43	640	577
[1]	Southern California Edison Co.	3.600%	2/1/45	2,954	2,216
	Southern California Edison Co.	4.000%	4/1/47	1,117	901
[1]	Southern California Edison Co.	4.125%	3/1/48	1,803	1,496
[1]	Southern California Edison Co.	4.875%	3/1/49	2,026	1,868
	Southern California Edison Co.	3.650%	2/1/50	3,038	2,328
[1]	Southern California Edison Co.	2.950%	2/1/51	729	492
[1]	Southern California Edison Co.	3.650%	6/1/51	1,505	1,176
	Southern California Edison Co.	3.450%	2/1/52	725	556
[1]	Southern California Edison Co.	5.450%	6/1/52	1,310	1,307
	Southern California Gas Co.	5.125%	11/15/40	645	635
	Southern California Gas Co.	3.750%	9/15/42	1,400	1,165
[1]	Southern California Gas Co.	4.125%	6/1/48	1,511	1,305
[1]	Southern California Gas Co.	4.300%	1/15/49	1,015	908
[1]	Southern California Gas Co.	3.950%	2/15/50	1,250	1,059
	Southern Co.	4.250%	7/1/36	926	849
	Southern Co.	4.400%	7/1/46	3,910	3,448
	Southern Co. Gas Capital Corp.	5.875%	3/15/41	503	523
	Southern Co. Gas Capital Corp.	4.400%	6/1/43	2,858	2,473
	Southern Co. Gas Capital Corp.	3.950%	10/1/46	1,363	1,094
	Southern Co. Gas Capital Corp.	4.400%	5/30/47	2,143	1,855
	Southern Power Co.	5.150%	9/15/41	923	885
	Southern Power Co.	5.250%	7/15/43	250	236
[1]	Southern Power Co.	4.950%	12/15/46	1,356	1,244
	Southwest Gas Corp.	3.800%	9/29/46	884	663
	Southwest Gas Corp.	4.150%	6/1/49	395	315
	Southwestern Electric Power Co.	6.200%	3/15/40	852	901

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Southwestern Electric Power Co.	3.900%	4/1/45	1,424	1,140
[1]	Southwestern Electric Power Co.	3.850%	2/1/48	927	739
	Southwestern Electric Power Co.	3.250%	11/1/51	1,330	961
	Southwestern Public Service Co.	4.500%	8/15/41	660	612
	Southwestern Public Service Co.	3.400%	8/15/46	360	280
	Southwestern Public Service Co.	3.700%	8/15/47	1,025	832
[1]	Southwestern Public Service Co.	4.400%	11/15/48	1,090	987
	Southwestern Public Service Co.	3.750%	6/15/49	1,208	1,009
[1]	Southwestern Public Service Co.	3.150%	5/1/50	788	604
	Tampa Electric Co.	4.100%	6/15/42	900	789
	Tampa Electric Co.	4.350%	5/15/44	225	203
	Tampa Electric Co.	4.300%	6/15/48	949	853
	Tampa Electric Co.	4.450%	6/15/49	1,052	970
	Tampa Electric Co.	3.625%	6/15/50	1,220	980
	Tampa Electric Co.	3.450%	3/15/51	1,145	906
	Toledo Edison Co.	6.150%	5/15/37	631	702
	Tucson Electric Power Co.	4.850%	12/1/48	1,030	993
	Tucson Electric Power Co.	4.000%	6/15/50	1,280	1,059
	Union Electric Co.	5.300%	8/1/37	476	486
	Union Electric Co.	3.900%	9/15/42	1,605	1,398
	Union Electric Co.	3.650%	4/15/45	2,002	1,655
	Union Electric Co.	4.000%	4/1/48	1,869	1,638
	Union Electric Co.	3.250%	10/1/49	2,140	1,653
	Union Electric Co.	2.625%	3/15/51	460	318
	Union Electric Co.	3.900%	4/1/52	1,045	919
	Veolia Environnement SA	6.750%	6/1/38	772	907
[1]	Virginia Electric & Power Co.	6.000%	1/15/36	1,067	1,160
[1]	Virginia Electric & Power Co.	6.000%	5/15/37	1,361	1,478
	Virginia Electric & Power Co.	6.350%	11/30/37	1,667	1,877
	Virginia Electric & Power Co.	8.875%	11/15/38	559	781
	Virginia Electric & Power Co.	4.000%	1/15/43	1,994	1,766
[1]	Virginia Electric & Power Co.	4.650%	8/15/43	1,935	1,839
	Virginia Electric & Power Co.	4.450%	2/15/44	1,049	970
[1]	Virginia Electric & Power Co.	4.200%	5/15/45	2,975	2,639
[1]	Virginia Electric & Power Co.	4.000%	11/15/46	823	723
[1]	Virginia Electric & Power Co.	3.800%	9/15/47	508	433
	Virginia Electric & Power Co.	4.600%	12/1/48	2,160	2,065
	Virginia Electric & Power Co.	3.300%	12/1/49	1,890	1,503
	Virginia Electric & Power Co.	2.450%	12/15/50	560	376
	Virginia Electric & Power Co.	2.950%	11/15/51	580	430
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Virginia Electric & Power Co.	4.625%	5/15/52	2,580	2,504
[1]	Washington Gas Light Co.	3.796%	9/15/46	888	742
[1]	Washington Gas Light Co.	3.650%	9/15/49	1,188	967
	Wisconsin Electric Power Co.	5.625%	5/15/33	562	603
	Wisconsin Electric Power Co.	5.700%	12/1/36	390	415
	Wisconsin Electric Power Co.	4.300%	10/15/48	1,355	1,230
	Wisconsin Power & Light Co.	6.375%	8/15/37	569	635
	Wisconsin Power & Light Co.	3.650%	4/1/50	1,960	1,575
	Wisconsin Public Service Corp.	3.671%	12/1/42	1,174	980
	Wisconsin Public Service Corp.	4.752%	11/1/44	1,118	1,066
	Wisconsin Public Service Corp.	3.300%	9/1/49	860	675
	Wisconsin Public Service Corp.	2.850%	12/1/51	390	282
	Xcel Energy Inc.	6.500%	7/1/36	1,435	1,610
	Xcel Energy Inc.	3.500%	12/1/49	513	405
					618,273
Total Corporate Bonds (Cost $6,281,531)					4,992,013
				Shares
Temporary Cash Investments (0.3%)
Money Market Fund (0.3%)
[4]	Vanguard Market Liquidity Fund (Cost $16,085)	2.284%		160,913	16,086
Total Investments (98.7%) (Cost $6,304,344)					5,014,801
Other Assets and Liabilities—Net (1.3%)					67,009
Net Assets (100%)					5,081,810
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2022, the aggregate value was $116,422,000, representing 2.3% of net assets.
3	Securities with a value of $237,000 have been segregated as initial margin for open futures contracts.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
Long U.S. Treasury Bond	December 2022	8	1,087	(1)
Ultra Long U.S. Treasury Bond	December 2022	1	149	2
				1

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund
Statement of Assets and Liabilities
As of August 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $6,288,259)	4,998,715
Affiliated Issuers (Cost $16,085)	16,086
Total Investments in Securities	5,014,801
Investment in Vanguard	192
Cash	517
Receivables for Investment Securities Sold	48,095
Receivables for Accrued Income	70,488
Receivables for Capital Shares Issued	679
Total Assets	5,134,772
Liabilities
Payables for Investment Securities Purchased	52,460
Payables for Capital Shares Redeemed	117
Payables for Distributions	283
Payables to Vanguard	96
Variation Margin Payable—Futures Contracts	6
Total Liabilities	52,962
Net Assets	5,081,810
At August 31, 2022, net assets consisted of:

Paid-in Capital	6,501,849
Total Distributable Earnings (Loss)	(1,420,039)
Net Assets	5,081,810

ETF Shares—Net Assets
Applicable to 56,433,186 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,545,185
Net Asset Value Per Share—ETF Shares	$80.54

Admiral Shares—Net Assets
Applicable to 12,625,482 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	272,256
Net Asset Value Per Share—Admiral Shares	$21.56

Institutional Shares—Net Assets
Applicable to 9,879,709 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	264,369
Net Asset Value Per Share—Institutional Shares	$26.76

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund
Statement of Operations

Year Ended August 31, 2022
($000)
Investment Income
Income
Interest [1]	192,111
Total Income	192,111
Expenses
The Vanguard Group—Note B
Investment Advisory Services	104
Management and Administrative—ETF Shares	1,358
Management and Administrative—Admiral Shares	167
Management and Administrative—Institutional Shares	131
Marketing and Distribution—ETF Shares	267
Marketing and Distribution—Admiral Shares	15
Marketing and Distribution—Institutional Shares	9
Custodian Fees	85
Auditing Fees	52
Shareholders’ Reports—ETF Shares	115
Shareholders’ Reports—Admiral Shares	5
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	2
Other Expenses	19
Total Expenses	2,329
Expenses Paid Indirectly	(25)
Net Expenses	2,304
Net Investment Income	189,807
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	(184,136)
Futures Contracts	(867)
Realized Net Gain (Loss)	(185,003)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(1,393,902)
Futures Contracts	1
Change in Unrealized Appreciation (Depreciation)	(1,393,901)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,389,097)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $82,000, ($2,000), $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes ($89,533,000) of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	189,807	191,927
Realized Net Gain (Loss)	(185,003)	318,126
Change in Unrealized Appreciation (Depreciation)	(1,393,901)	(264,772)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,389,097)	245,281
Distributions
ETF Shares	(167,480)	(171,844)
Admiral Shares	(9,804)	(10,118)
Institutional Shares	(10,486)	(8,735)
Total Distributions	(187,770)	(190,697)
Capital Share Transactions
ETF Shares	432,025	255,122
Admiral Shares	42,334	(9,215)
Institutional Shares	13,539	68,703
Net Increase (Decrease) from Capital Share Transactions	487,898	314,610
Total Increase (Decrease)	(1,088,969)	369,194
Net Assets
Beginning of Period	6,170,779	5,801,585
End of Period	5,081,810	6,170,779

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$108.31	$107.01	$102.86	$88.35	$94.07
Investment Operations
Net Investment Income[1]	3.286	3.294	3.701	3.936	3.880
Net Realized and Unrealized Gain (Loss) on Investments[2]	(27.794)	1.288	4.189	14.458	(5.722)
Total from Investment Operations	(24.508)	4.582	7.890	18.394	(1.842)
Distributions
Dividends from Net Investment Income	(3.262)	(3.282)	(3.740)	(3.884)	(3.878)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.262)	(3.282)	(3.740)	(3.884)	(3.878)
Net Asset Value, End of Period	$80.54	$108.31	$107.01	$102.86	$88.35
Total Return	-23.06%	4.39%	7.90%	21.60%	-2.01%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,545	$5,517	$5,214	$4,074	$2,509
Ratio of Total Expenses to Average Net Assets	0.04% [3]	0.04%	0.05%	0.05%	0.07%
Ratio of Net Investment Income to Average Net Assets	3.47%	3.10%	3.60%	4.36%	4.26%
Portfolio Turnover Rate[4]	31%	36%	62%	47%	48%
1	Calculated based on average shares outstanding.
2	Includes increases from purchase fees of $.01, $.03, $.00, $.00, and $.09.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.04%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$29.03	$28.68	$27.55	$23.65	$25.18
Investment Operations
Net Investment Income[1]	.875	.877	.988	1.053	1.043
Net Realized and Unrealized Gain (Loss) on Investments[2]	(7.473)	.345	1.125	3.895	(1.536)
Total from Investment Operations	(6.598)	1.222	2.113	4.948	(.493)
Distributions
Dividends from Net Investment Income	(.872)	(.872)	(.983)	(1.048)	(1.037)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.872)	(.872)	(.983)	(1.048)	(1.037)
Net Asset Value, End of Period	$21.56	$29.03	$28.68	$27.55	$23.65
Total Return[3]	-23.10%	4.37%	7.87%	21.64%	-2.00%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$272	$314	$320	$256	$186
Ratio of Total Expenses to Average Net Assets	0.07% [4]	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	3.44%	3.08%	3.58%	4.34%	4.26%
Portfolio Turnover Rate[5]	31%	36%	62%	47%	48%
1	Calculated based on average shares outstanding.
2	Includes increases from purchase fees of $.00, $.01, $.00, $.00, and $.03.
3	Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.07%.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$36.02	$35.59	$34.18	$29.36	$31.25
Investment Operations
Net Investment Income[1]	1.092	1.095	1.250	1.314	1.299
Net Realized and Unrealized Gain (Loss) on Investments[2]	(9.264)	.425	1.387	4.812	(1.895)
Total from Investment Operations	(8.172)	1.520	2.637	6.126	(.596)
Distributions
Dividends from Net Investment Income	(1.088)	(1.090)	(1.227)	(1.306)	(1.294)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.088)	(1.090)	(1.227)	(1.306)	(1.294)
Net Asset Value, End of Period	$26.76	$36.02	$35.59	$34.18	$29.36
Total Return[3]	-23.05%	4.37%	7.91%	21.58%	-1.95%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$264	$340	$268	$541	$786
Ratio of Total Expenses to Average Net Assets	0.05% [4]	0.05%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	3.46%	3.09%	3.68%	4.36%	4.28%
Portfolio Turnover Rate[5]	31%	36%	62%	47%	48%
1	Calculated based on average shares outstanding.
2	Includes increases from purchase fees of $.00, $.01, $.00, $.00, and $.03.
3	Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.05%.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund
Notes to Financial Statements
Vanguard Long-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2022, the fund’s average investments in long and short futures contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes

Long-Term Corporate Bond Index Fund
and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2022, the fund had contributed to Vanguard capital in the amount of $192,000, representing less than 0.01% of the fund’s net assets and 0.08% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2022, custodian fee offset arrangements reduced the fund’s expenses by $25,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Long-Term Corporate Bond Index Fund
The following table summarizes the market value of the fund's investments and derivatives as of August 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	6,702	—	6,702
Corporate Bonds	—	4,992,013	—	4,992,013
Temporary Cash Investments	16,086	—	—	16,086
Total	16,086	4,998,715	—	5,014,801

Derivative Financial Instruments
Assets
Futures Contracts[1]	2	—	—	2
Liabilities
Futures Contracts[1]	1	—	—	1
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	(89,720)
Total Distributable Earnings (Loss)	89,720
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the inclusion of payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	16,575
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(143,266)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(1,293,065)
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	187,770	190,697
Long-Term Capital Gains	—	—
Total	187,770	190,697
*	Includes short-term capital gains, if any.

Long-Term Corporate Bond Index Fund
As of August 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	6,307,866
Gross Unrealized Appreciation	1,029
Gross Unrealized Depreciation	(1,294,094)
Net Unrealized Appreciation (Depreciation)	(1,293,065)
F.	During the year ended August 31, 2022, the fund purchased $5,345,051,000 of investment securities and sold $4,839,941,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $794,903,000 and $802,179,000, respectively. Purchases and sales include $4,304,772,000 and $3,930,663,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2022, such purchases were $155,342,000 and sales were $413,258,000, resulting in net realized loss of $40,445,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued [1]	4,419,636	47,501	5,694,795	53,910
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(3,987,611)	(42,000)	(5,439,673)	(51,700)
Net Increase (Decrease)—ETF Shares	432,025	5,501	255,122	2,210
Admiral Shares
Issued [1]	99,673	4,069	114,076	3,986
Issued in Lieu of Cash Distributions	7,137	287	7,862	276
Redeemed	(64,476)	(2,565)	(131,153)	(4,585)
Net Increase (Decrease)—Admiral Shares	42,334	1,791	(9,215)	(323)
Institutional Shares
Issued [1]	15,822	511	79,701	2,217
Issued in Lieu of Cash Distributions	10,486	339	8,735	247
Redeemed	(12,769)	(401)	(19,733)	(566)
Net Increase (Decrease)—Institutional Shares	13,539	449	68,703	1,898
1	Includes purchase fees for fiscal 2022 and 2021 of $706,000 and $1,995,000, respectively (fund totals).
H.	Management has determined that no events or transactions occurred subsequent to August 31, 2022, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund and Vanguard Long-Term Corporate Bond Index Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund and Vanguard Long-Term Corporate Bond Index Fund (three of the funds constituting Vanguard Scottsdale Funds, hereafter collectively referred to as the "Funds") as of August 31, 2022, the related statements of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2022 and each of the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 20, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Tax information (unaudited) for Vanguard Short-Term Corporate Bond Index Fund
The fund hereby designates $1,323,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund distributed $110,469,000 as capital gain dividend (20% rate gain distributions) to shareholders during the fiscal year.
The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates 80.4%, or if subsequently determined to be different, the maximum percentage allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.

Tax information (unaudited) for Vanguard Intermediate-Term Corporate Bond Index Fund
The fund hereby designates $3,168,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $289,256,000 as capital gain dividend (20% rate gain distributions) to shareholders during the fiscal year.
The fund hereby designates 99.7%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates 84.6%, or if subsequently determined to be different, the maximum percentage allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.

Tax information (unaudited) for Vanguard Long-Term Corporate Bond Index Fund
The fund hereby designates $234,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates 89.6%, or if subsequently determined to be different, the maximum percentage allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.

Trustees Approve Advisory Arrangements
The board of trustees of Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund, and Vanguard Long-Term Corporate Bond Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decisions upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about each fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.
Nature, extent, and quality of services
The board reviewed the quality of each fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.
Investment performance
The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue.
Cost
The board concluded that each fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also below the peer-group average.
The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that each fund’s arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.
The board will consider whether to renew the advisory arrangements again after a one-year period.

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard Scottsdale Funds approved the appointment of liquidity risk management program administrators responsible for administering the Program for Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund, and Vanguard Long-Term Corporate Bond Index Fund, and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program's operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2021, through December 31, 2021 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the funds' liquidity risk.

"Bloomberg®," Bloomberg U.S. 1–5 Year Corporate Bond Index, Bloomberg U.S. 5–10 Year Corporate Bond Index, and Bloomberg U.S. 10+ Year Corporate Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Corporate Bond Index Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Corporate Bond Index Funds or any member of the public regarding the advisability of investing in securities generally or in the Corporate Bond Index Funds particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. 1–5 Year Corporate Bond Index, Bloomberg U.S. 5–10 Year Corporate Bond Index, and Bloomberg U.S. 10+ Year Corporate Bond Index (the Indices), which are determined, composed and calculated by BISL without regard to Vanguard or the Corporate Bond Index Funds. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Corporate Bond Index Funds into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Corporate Bond Index Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Corporate Bond Index Funds customers, in connection with the administration, marketing or trading of the Corporate Bond Index Funds.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE CORPORATE BOND INDEX FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE CORPORATE BOND INDEX FUNDS OR THE INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2022 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the
Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February
2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2022 The Vanguard Group, Inc.
All rights reserved.
U.S. Patent No. 6,879,964.
Vanguard Marketing Corporation, Distributor.
Q16450 102022

Annual Report  |  August 31, 2022
Vanguard Mortgage-Backed Securities Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended August 31, 2022, Vanguard Mortgage-Backed Securities Index Fund returned –9.70% for Institutional Shares, –9.71% for ETF Shares (based on net asset value), and –9.72% for Admiral Shares.
•	The Bloomberg U.S. MBS Float Adjusted Index, the expense-free benchmark for the fund, returned –9.46% for the 12-month period. By comparison, the U.S. government bond market, as measured by the Bloomberg U.S. Government Float Adjusted Index, returned –10.70%.
•	The investment outlook grew more challenging during the 12-month period. Sentiment deteriorated as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia’s invasion of Ukraine. The Federal Reserve reacted by raising interest rates, which weighed on bond prices and sparked fears of recession.
•	The yield of the bellwether 10-year U.S. Treasury bond rose significantly over the period, from 1.31% to 3.19%. Mortgage-backed securities held up better than both Treasuries and corporate bonds.
•	The average interest rate for 30-year fixed-rate mortgages rose from 2.87% for the week ended August 31, 2021, to 5.55% for the week ended August 31, 2022.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-12.96%	12.14%	11.61%
Russell 2000 Index (Small-caps)	-17.88	8.59	6.95
Russell 3000 Index (Broad U.S. market)	-13.28	11.90	11.29
FTSE All-World ex US Index (International)	-19.00	3.48	2.12
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-11.65%	-2.01%	0.54%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.63	-0.83	1.28
FTSE Three-Month U.S. Treasury Bill Index	0.44	0.56	1.10
CPI
Consumer Price Index	8.26%	4.90%	3.82%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended August 31, 2022
	Beginning Account Value 2/28/2022	Ending Account Value 8/31/2022	Expenses Paid During Period
Based on Actual Fund Return
Mortgage-Backed Securities Index Fund
ETF Shares	$1,000.00	$932.90	$0.19
Admiral™ Shares	1,000.00	932.70	0.34
Institutional Shares	1,000.00	932.90	0.24
Based on Hypothetical 5% Yearly Return
Mortgage-Backed Securities Index Fund
ETF Shares	$1,000.00	$1,025.00	$0.20
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratios for that period are 0.04% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

Mortgage-Backed Securities Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2012, Through August 31, 2022
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Mortgage-Backed Securities Index Fund ETF Shares Net Asset Value	-9.71%	-0.06%	0.92%	$10,964
Mortgage-Backed Securities Index Fund ETF Shares Market Price	-9.72	-0.06	0.92	10,960
Bloomberg U.S. MBS Float Adjusted Index	-9.46	0.09	1.04	11,094
Bloomberg U.S. Aggregate Float Adjusted Index	-11.65	0.54	1.36	11,452
Bloomberg U.S. MBS Float Adjusted Index: Includes U.S. agency mortgage-backed pass-through securities.
See Financial Highlights for dividend and capital gains information.
4

Mortgage-Backed Securities Index Fund
		Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Mortgage-Backed Securities Index Fund Admiral Shares	-9.72%	-0.08%	0.92%	$10,955
Bloomberg U.S. MBS Float Adjusted Index	-9.46	0.09	1.04	11,094
Bloomberg U.S. Aggregate Float Adjusted Index	-11.65	0.54	1.36	11,452

	One Year	Five Years	Since Inception (10/31/2013)	Final Value of a $5,000,000 Investment
Mortgage-Backed Securities Index Fund Institutional Shares	-9.70%	-0.06%	1.11%	$5,512,000
Bloomberg U.S. MBS Float Adjusted Index	-9.46	0.09	1.20	5,555,946
Bloomberg U.S. Aggregate Float Adjusted Index	-11.65	0.54	1.63	5,769,363
“Since Inception” performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standard(s).
Cumulative Returns of ETF Shares: August 31, 2012, Through August 31, 2022
	One Year	Five Years	Ten Years
Mortgage-Backed Securities Index Fund ETF Shares Market Price	-9.72%	-0.30%	9.60%
Mortgage-Backed Securities Index Fund ETF Shares Net Asset Value	-9.71	-0.31	9.64
Bloomberg U.S. MBS Float Adjusted Index	-9.46	0.44	10.94
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
5

Mortgage-Backed Securities Index Fund
Distribution by Stated Maturity
As of August 31, 2022
0 - 10 Years	2.4%
10 - 20 Years	17.3
20 - 30 Years	78.2
30 - 40 Years	2.1
The table reflects the fund’s investments, except for short-term investments. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
6

Mortgage-Backed Securities Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (99.5%)
Conventional Mortgage-Backed Securities (99.5%)
[1,2]	Freddie Mac Gold Pool	2.000%	1/1/28–12/1/31	5,228	4,828
[1,2]	Freddie Mac Gold Pool	2.500%	11/1/22–2/1/43	80,352	76,614
[1,2]	Freddie Mac Gold Pool	3.000%	1/1/26–6/1/49	282,448	267,970
[1,2]	Freddie Mac Gold Pool	3.500%	9/1/25–2/1/49	256,658	248,876
[1,2]	Freddie Mac Gold Pool	4.000%	3/1/24–6/1/49	149,419	148,571
[1,2]	Freddie Mac Gold Pool	4.500%	7/1/23–11/1/48	76,314	77,414
[1,2]	Freddie Mac Gold Pool	5.000%	4/1/23–11/1/48	24,105	24,958
[1,2]	Freddie Mac Gold Pool	5.500%	10/1/26–6/1/41	21,781	23,079
[1,2]	Freddie Mac Gold Pool	6.000%	11/1/28–5/1/40	11,344	12,299
[1,2]	Freddie Mac Gold Pool	7.000%	7/1/28–12/1/38	106	109
[1]	Ginnie Mae I Pool	2.500%	6/15/27–6/15/28	169	159
[1]	Ginnie Mae I Pool	3.000%	1/15/26–3/15/45	13,234	12,397
[1]	Ginnie Mae I Pool	3.500%	2/15/26–9/15/49	22,514	22,112
[1]	Ginnie Mae I Pool	4.000%	7/15/24–6/15/49	15,898	16,030
[1]	Ginnie Mae I Pool	4.500%	8/15/33–7/15/49	21,357	21,950
[1]	Ginnie Mae I Pool	5.000%	3/15/34–4/15/41	9,087	9,516
[1]	Ginnie Mae I Pool	6.500%	10/15/28–1/15/39	67	71
[1]	Ginnie Mae I Pool	7.000%	10/15/27	1	1
[1]	Ginnie Mae II Pool	1.500%	2/20/51–12/20/51	17,888	14,962
[1,3,4]	Ginnie Mae II Pool	2.000%	8/20/50–9/15/52	757,174	670,750
[1,4]	Ginnie Mae II Pool	2.500%	6/20/27–9/15/52	760,722	695,283
[1,3]	Ginnie Mae II Pool	3.000%	10/20/26–6/20/52	764,895	722,986
[1]	Ginnie Mae II Pool	3.500%	12/20/25–7/20/52	561,194	546,516
[1,4]	Ginnie Mae II Pool	4.000%	9/20/25–9/15/52	321,782	320,804
[1,4]	Ginnie Mae II Pool	4.500%	2/20/39–9/15/52	175,649	178,773
[1,4]	Ginnie Mae II Pool	5.000%	2/20/39–9/15/52	67,343	69,930
[1]	Ginnie Mae II Pool	5.500%	2/20/49–7/20/49	497	504
[1]	Ginnie Mae II Pool	6.500%	10/20/28–9/20/40	359	399
[1]	Ginnie Mae II Pool	7.000%	4/20/38–11/20/38	32	36
[1,2,4]	UMBS Pool	1.500%	7/1/35–8/1/51	981,408	833,340
[1,2,4]	UMBS Pool	2.000%	4/1/23–9/25/52	4,100,209	3,587,572
[1,2,4]	UMBS Pool	2.500%	3/1/27–9/25/52	2,965,647	2,681,638
[1,2,4]	UMBS Pool	3.000%	10/1/26–9/25/52	1,877,593	1,759,261
[1,2,4]	UMBS Pool	3.500%	8/1/25–9/25/52	1,169,259	1,128,801
[1,2,4]	UMBS Pool	4.000%	4/1/24–9/25/52	836,043	824,555
[1,2,4]	UMBS Pool	4.500%	6/1/23–9/25/52	437,118	438,909
[1,2,4]	UMBS Pool	5.000%	8/1/23–9/25/52	197,616	201,958
[1,2,4]	UMBS Pool	5.500%	2/1/23–9/25/52	54,658	57,311
7

Mortgage-Backed Securities Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	UMBS Pool	6.000%	12/1/25–6/1/41	19,579	21,134
[1,2]	UMBS Pool	7.000%	10/1/33–10/1/37	250	278
					15,722,654
Nonconventional Mortgage-Backed Securities (0.0%)
[1,2]	Fannie Mae Pool	2.308%	7/1/43	235	241
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.290%	1.779%	12/1/41	21	22
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.310%	2.762%	9/1/37	10	10
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.479%	1.849%	3/1/43	93	93
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.552%	3.417%	10/1/37	18	19
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.606%	3.028%	6/1/43	28	29
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.627%	2.127%	3/1/38	3	3
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.670%	3.377%	10/1/42	40	42
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.683%	2.844%	8/1/39	18	18
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.690%	2.259%	10/1/39	8	8
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.690%	3.940%	9/1/42	142	148
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.700%	1.950%	12/1/40	43	43
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.722%	2.529%	5/1/42	12	12
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.764%	2.094%	11/1/39	6	6
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.771%	2.432%	5/1/42	8	8
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.794%	3.359%	3/1/42	16	17
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.797%	2.465%	8/1/42	42	44
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.805%	2.055%	11/1/41	23	24
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.810%	2.060%	10/1/40–12/1/40	3	3
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.813%	2.063%	11/1/41	6	6
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.813%	2.075%	1/1/42	32	32
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.813%	2.207%	3/1/41	27	27
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	2.065%	11/1/40	2	2
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	2.107%	12/1/41	21	21
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	3.446%	5/1/41	11	12
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.824%	3.618%	9/1/40	31	31
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.825%	3.314%	2/1/42	26	27
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.830%	2.308%	4/1/41	16	17
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.834%	2.153%	2/1/41	1	1
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.835%	2.107%	1/1/40	1	1
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.835%	3.210%	5/1/40	1	1
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.839%	2.089%	12/1/39	34	34
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.914%	3.289%	4/1/37	3	3
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.640%	1.890%	11/1/43	46	47
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.660%	1.910%	10/1/37	2	2
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.695%	2.074%	2/1/37	9	9
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.745%	1.995%	12/1/40	6	6
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.846%	2.141%	2/1/42	7	7
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	3.612%	6/1/40	7	7
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	3.860%	6/1/41	12	12
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.891%	3.000%	9/1/40	8	8
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.899%	2.663%	12/1/39	4	4
8

Mortgage-Backed Securities Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.900%	4.150%	6/1/40	1	2
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.910%	2.390%	2/1/41	26	26
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.910%	2.410%	2/1/41	1	—
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 2.085%	2.585%	3/1/38	5	5
[1,5]	Ginnie Mae II Pool, 1YR CMT + 1.500%	1.625%	7/20/41–8/20/41	35	34
[1,5]	Ginnie Mae II Pool, 1YR CMT + 1.500%	1.750%	11/20/40–12/20/42	119	117
[1,5]	Ginnie Mae II Pool, 1YR CMT + 1.500%	2.625%	1/20/41–2/20/41	110	111
[1,5]	Ginnie Mae II Pool, 1YR CMT + 1.500%	2.875%	4/20/41	2	2
[1,5]	Ginnie Mae II Pool, 1YR CMT + 2.000%	2.250%	11/20/40	2	3
[1,5]	Ginnie Mae II Pool, 1YR CMT + 2.000%	3.375%	5/20/41	1	1
					1,408
Total U.S. Government and Agency Obligations (Cost $17,287,509)					15,724,062
				Shares
Temporary Cash Investments (2.4%)
Money Market Fund (2.4%)
[6]	Vanguard Market Liquidity Fund (Cost $380,571)	2.284%		3,808,004	380,686
Total Investments (101.9%) (Cost $17,668,080)					16,104,748
Other Assets and Liabilities—Net (-1.9%)					(301,649)
Net Assets (100%)					15,803,099
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3	Securities with a value of $4,694,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
4	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of August 31, 2022.
5	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
6	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
12M—12-month.
1YR—1-year.
CMT—Constant Maturing Treasury Rate.
LIBOR—London Interbank Offered Rate.
UMBS—Uniform Mortgage-Backed Securities.
USD—U.S. dollar.
See accompanying Notes, which are an integral part of the Financial Statements.
9

Mortgage-Backed Securities Index Fund
Statement of Assets and Liabilities
As of August 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $17,287,509)	15,724,062
Affiliated Issuers (Cost $380,571)	380,686
Total Investments in Securities	16,104,748
Investment in Vanguard	587
Cash	976
Cash Collateral Pledged—To Be Announced Transactions	179
Receivables for Investment Securities Sold	152,309
Receivables for Accrued Income	38,591
Receivables for Capital Shares Issued	5,547
Total Assets	16,302,937
Liabilities
Payables for Investment Securities Purchased	492,407
Payables for Capital Shares Redeemed	6,571
Payables for Distributions	563
Payables to Vanguard	297
Total Liabilities	499,838
Net Assets	15,803,099
10

Mortgage-Backed Securities Index Fund
Statement of Assets and Liabilities (continued)
At August 31, 2022, net assets consisted of:
($000s, except shares and per-share amounts)	Amount
Paid-in Capital	17,472,829
Total Distributable Earnings (Loss)	(1,669,730)
Net Assets	15,803,099

ETF Shares—Net Assets
Applicable to 303,050,602 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	14,405,327
Net Asset Value Per Share—ETF Shares	$47.53

Admiral Shares—Net Assets
Applicable to 64,226,094 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,218,961
Net Asset Value Per Share—Admiral Shares	$18.98

Institutional Shares—Net Assets
Applicable to 6,952,774 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	178,811
Net Asset Value Per Share—Institutional Shares	$25.72
See accompanying Notes, which are an integral part of the Financial Statements.
11

Mortgage-Backed Securities Index Fund
Statement of Operations

Year Ended August 31, 2022
($000)
Investment Income
Income
Interest[1]	276,146
Total Income	276,146
Expenses
The Vanguard Group—Note B
Investment Advisory Services	308
Management and Administrative—ETF Shares	4,017
Management and Administrative—Admiral Shares	779
Management and Administrative—Institutional Shares	57
Marketing and Distribution—ETF Shares	688
Marketing and Distribution—Admiral Shares	73
Marketing and Distribution—Institutional Shares	6
Custodian Fees	131
Auditing Fees	37
Shareholders’ Reports—ETF Shares	736
Shareholders’ Reports—Admiral Shares	53
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	6
Other Expenses	14
Total Expenses	6,905
Expenses Paid Indirectly	(5)
Net Expenses	6,900
Net Investment Income	269,246
Realized Net Gain (Loss)
Investment Securities Sold[1]	(124,365)
Futures Contracts	320
Realized Net Gain (Loss)	(124,045)
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	(1,756,647)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,611,446)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $2,532,000, ($22,000), $31,000, and ($289,000), respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
12

Mortgage-Backed Securities Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	269,246	161,830
Realized Net Gain (Loss)	(124,045)	(11,804)
Change in Unrealized Appreciation (Depreciation)	(1,756,647)	(200,070)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,611,446)	(50,044)
Distributions
ETF Shares	(229,467)	(172,665)
Admiral Shares	(21,594)	(15,250)
Institutional Shares	(2,331)	(2,046)
Total Distributions	(253,392)	(189,961)
Capital Share Transactions
ETF Shares	1,036,092	3,630,070
Admiral Shares	(37,825)	278,308
Institutional Shares	73,757	(45,377)
Net Increase (Decrease) from Capital Share Transactions	1,072,024	3,863,001
Total Increase (Decrease)	(792,814)	3,622,996
Net Assets
Beginning of Period	16,595,913	12,972,917
End of Period	15,803,099	16,595,913
See accompanying Notes, which are an integral part of the Financial Statements.
13

Mortgage-Backed Securities Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$53.47	$54.36	$53.26	$51.38	$53.00
Investment Operations
Net Investment Income[1]	.842	.581	1.197	1.564	1.325
Net Realized and Unrealized Gain (Loss) on Investments	(5.995)	(.768)	1.146	1.859	(1.683)
Total from Investment Operations	(5.153)	(.187)	2.343	3.423	(.358)
Distributions
Dividends from Net Investment Income	(.787)	(.594)	(1.243)	(1.543)	(1.262)
Distributions from Realized Capital Gains	—	(.109)	—	—	—
Total Distributions	(.787)	(.703)	(1.243)	(1.543)	(1.262)
Net Asset Value, End of Period	$47.53	$53.47	$54.36	$53.26	$51.38
Total Return	-9.71%	-0.35%	4.45%	6.80%	-0.67%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,405	$15,055	$11,643	$10,316	$7,193
Ratio of Total Expenses to Average Net Assets	0.04%[2]	0.04%	0.05%	0.05%	0.07%
Ratio of Net Investment Income to Average Net Assets	1.67%	1.08%	2.22%	3.01%	2.56%
Portfolio Turnover Rate[3]	170%	316%	218%	190%	279%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.04%.
3	Includes 113%, 237%, 11%, 34%, and 78%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.
14

Mortgage-Backed Securities Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$21.37	$21.72	$21.26	$20.51	$21.17
Investment Operations
Net Investment Income[1]	.328	.211	.470	.622	.528
Net Realized and Unrealized Gain (Loss) on Investments	(2.391)	(.292)	.463	.742	(.674)
Total from Investment Operations	(2.063)	(.081)	.933	1.364	(.146)
Distributions
Dividends from Net Investment Income	(.327)	(.225)	(.473)	(.614)	(.514)
Distributions from Realized Capital Gains	—	(.044)	—	—	—
Total Distributions	(.327)	(.269)	(.473)	(.614)	(.514)
Net Asset Value, End of Period	$18.98	$21.37	$21.72	$21.26	$20.51
Total Return[2]	-9.72%	-0.38%	4.43%	6.77%	-0.68%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,219	$1,419	$1,159	$841	$725
Ratio of Total Expenses to Average Net Assets	0.07%[3]	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	1.62%	0.98%	2.18%	2.99%	2.56%
Portfolio Turnover Rate[4]	170%	316%	218%	190%	279%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.07%.
4	Includes 113%, 237%, 11%, 34%, and 78%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.
15

Mortgage-Backed Securities Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$28.96	$29.44	$28.81	$27.79	$28.69
Investment Operations
Net Investment Income[1]	.467	.393	.641	.846	.721
Net Realized and Unrealized Gain (Loss) on Investments	(3.258)	(.503)	.636	1.011	(.920)
Total from Investment Operations	(2.791)	(.110)	1.277	1.857	(.199)
Distributions
Dividends from Net Investment Income	(.449)	(.311)	(.647)	(.837)	(.701)
Distributions from Realized Capital Gains	—	(.059)	—	—	—
Total Distributions	(.449)	(.370)	(.647)	(.837)	(.701)
Net Asset Value, End of Period	$25.72	$28.96	$29.44	$28.81	$27.79
Total Return	-9.70%	-0.38%	4.48%	6.80%	-0.68%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$179	$122	$171	$119	$70
Ratio of Total Expenses to Average Net Assets	0.05%[2]	0.05%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	1.71%	1.35%	2.20%	3.01%	2.58%
Portfolio Turnover Rate[3]	170%	316%	218%	190%	279%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.05%.
3	Includes 113%, 237%, 11%, 34%, and 78%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.
16

Mortgage-Backed Securities Index Fund
Notes to Financial Statements
Vanguard Mortgage-Backed Securities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
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Mortgage-Backed Securities Index Fund
3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
4. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2022, the fund’s average investments in long and short futures contracts represented 0% and less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2022.
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
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Mortgage-Backed Securities Index Fund
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
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Mortgage-Backed Securities Index Fund
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2022, the fund had contributed to Vanguard capital in the amount of $587,000, representing less than 0.01% of the fund’s net assets and 0.23% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2022, custodian fee offset arrangements reduced the fund’s expenses by $5,000 (an annual rate of less than 0.01% of average net assets).
D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of August 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	15,724,062	—	15,724,062
Temporary Cash Investments	380,686	—	—	380,686
Total	380,686	15,724,062	—	16,104,748
E.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the inclusion of
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Mortgage-Backed Securities Index Fund
payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	30,771
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(122,392)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(1,577,546)
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	253,392	187,294
Long-Term Capital Gains	—	2,667
Total	253,392	189,961
*	Includes short-term capital gains, if any.
As of August 31, 2022, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	17,682,294
Gross Unrealized Appreciation	4,392
Gross Unrealized Depreciation	(1,581,938)
Net Unrealized Appreciation (Depreciation)	(1,577,546)
F.  During the year ended August 31, 2022, the fund purchased $28,260,464,000 of investment securities and sold $27,744,955,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2022, such purchases were $2,562,000 and sales were $0; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
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Mortgage-Backed Securities Index Fund
G.  Capital share transactions for each class of shares were:
	Year Ended August 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	3,012,787	60,434	4,732,739	87,937
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,976,695)	(38,950)	(1,102,669)	(20,550)
Net Increase (Decrease)—ETF Shares	1,036,092	21,484	3,630,070	67,387
Admiral Shares
Issued	518,758	25,847	811,357	37,785
Issued in Lieu of Cash Distributions	16,300	816	10,095	470
Redeemed	(572,883)	(28,821)	(543,144)	(25,236)
Net Increase (Decrease)—Admiral Shares	(37,825)	(2,158)	278,308	13,019
Institutional Shares
Issued	95,097	3,492	48,026	1,650
Issued in Lieu of Cash Distributions	2,331	87	1,521	52
Redeemed	(23,671)	(853)	(94,924)	(3,272)
Net Increase (Decrease)—Institutional Shares	73,757	2,726	(45,377)	(1,570)
At August 31, 2022, one shareholder was the record or beneficial owner of 40% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
H.  Management has determined that no events or transactions occurred subsequent to August 31, 2022, that would require recognition or disclosure in these financial statements.
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Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Mortgage-Backed Securities Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Mortgage-Backed Securities Index Fund (one of the funds constituting Vanguard Scottsdale Funds, referred to hereafter as the "Fund") as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 20, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
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Tax information (unaudited)
The fund hereby designates $887,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.
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Trustees Approve Advisory Arrangement
The board of trustees of Vanguard Mortgage-Backed Securities Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also below the peer-group average.
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The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that the fund’s arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
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Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard Scottsdale Funds approved the appointment of liquidity risk management program administrators responsible for administering Vanguard Mortgage-Backed Securities Index Fund’s Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2021, through December 31, 2021 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
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"Bloomberg®" and Bloomberg U.S. MBS Float Adjusted Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Mortgage-Backed Securities Index Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Mortgage-Backed Securities Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Mortgage-Backed Securities Index Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. MBS Float Adjusted Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Mortgage-Backed Securities Index Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Mortgage-Backed Securities Index Fund into consideration in determining, composing or calculating the Bloomberg U.S. MBS Float Adjusted Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Mortgage-Backed Securities Index Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Mortgage-Backed Securities Index Fund customers, in connection with the administration, marketing or trading of the Mortgage-Backed Securities Index Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG U.S. MBS FLOAT ADJUSTED INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE MORTGAGE-BACKED SECURITIES INDEX FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. MBS FLOAT ADJUSTED INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. MBS FLOAT ADJUSTED INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE MORTGAGE-BACKED SECURITIES INDEX FUND OR THE BLOOMBERG U.S. MBS FLOAT ADJUSTED INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2022 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

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© 2022 The Vanguard Group, Inc.
All rights reserved.
U.S. Patent No. 6,879,964.
Vanguard Marketing Corporation, Distributor.
Q16480 102022

Annual Report  |  August 31, 2022
Vanguard Total Corporate Bond ETF

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	The 12 months ended August 31, 2022, were a very challenging period for financial markets. Vanguard Total Corporate Bond ETF returned –15.11% (based on net asset value), roughly in line with the expense-free –14.91% return of its benchmark.
•	Early on, pent-up demand helped spur global growth and push unemployment rates down. The economic backdrop deteriorated, however, as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia’s invasion of Ukraine. The Federal Reserve reacted by raising interest rates, which weighed on bond prices and sparked fears of recession.
•	The yield of the bellwether 10-year U.S. Treasury bond rose significantly over the period, from 1.31% to 3.19%. As yield spreads widened for corporate bonds, they underperformed both Treasuries and mortgage-backed securities.
•	By maturity, longer-term corporates suffered more than their shorter-term counterparts. By credit quality, bonds rated A held up the best but still averaged a decline of more than –14%.
•	By sector, bonds issued by industrial companies and utilities weighed more on returns than those of financial institutions.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-12.96%	12.14%	11.61%
Russell 2000 Index (Small-caps)	-17.88	8.59	6.95
Russell 3000 Index (Broad U.S. market)	-13.28	11.90	11.29
FTSE All-World ex US Index (International)	-19.00	3.48	2.12
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-11.65%	-2.01%	0.54%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.63	-0.83	1.28
FTSE Three-Month U.S. Treasury Bill Index	0.44	0.56	1.10
CPI
Consumer Price Index	8.26%	4.90%	3.82%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. The Total Corporate Bond ETF has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total Corporate Bond ETF.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended August 31, 2022
Total Corporate Bond ETF	Beginning Account Value 2/28/2022	Ending Account Value 8/31/2022	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$ 902.10	$0.19
Based on Hypothetical 5% Yearly Return	1,000.00	1,025.00	0.20
The calculations are based on acquired fund fees and expenses for the most recent six-month period. The underlying funds' annualized expense figure for that period is 0.04%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

Total Corporate Bond ETF
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: November 7, 2017, Through August 31, 2022
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Since Inception (11/7/2017)	Final Value of a $10,000 Investment
Total Corporate Bond ETF Net Asset Value	-15.11%	0.79%	$10,384
Total Corporate Bond ETF Market Price	-15.16	0.78	10,381
Bloomberg U.S. Corporate Bond Index	-14.91	0.96	10,471
Bloomberg U.S. Aggregate Float Adjusted Index	-11.65	0.58	10,283
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
4

Total Corporate Bond ETF
Cumulative Returns of ETF Shares: November 7, 2017, Through August 31, 2022
	One Year	Since Inception (11/7/2017)
Total Corporate Bond ETF Market Price	-15.16%	3.81%
Total Corporate Bond ETF Net Asset Value	-15.11	3.84
Bloomberg U.S. Corporate Bond Index	-14.91	4.71
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
The market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
5

Total Corporate Bond ETF
Underlying Vanguard Funds
As of August 31, 2022
Vanguard Short-Term Corporate Bond ETF	37.2%
Vanguard Long-Term Corporate Bond ETF	35.2
Vanguard Intermediate-Term Corporate Bond ETF	27.6
The table reflects the fund's investments, except for short-term investments.
6

Total Corporate Bond ETF
Financial Statements
Schedule of Investments
As of August 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Investment Companies (100.0%)
U.S. Bond Funds (100.0%)
Vanguard Short-Term Corporate Bond ETF	2,832,757	215,431
Vanguard Long-Term Corporate Bond ETF	2,532,363	203,399
Vanguard Intermediate-Term Corporate Bond ETF	2,008,986	159,976
Total Investment Companies (Cost $687,897)		578,806
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 2.284% (Cost $281)	2,810	281
Total Investments (100.0%) (Cost $688,178)		579,087
Other Assets and Liabilities—Net (0.0%)		(18)
Net Assets (100%)		579,069
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.
7

Total Corporate Bond ETF
Statement of Assets and Liabilities
As of August 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $688,178)	579,087
Receivables for Investment Securities Sold	1,194
Receivables for Accrued Income	1
Total Assets	580,282
Liabilities
Due to Custodian	15
Payables for Investment Securities Purchased	1,198
Total Liabilities	1,213
Net Assets	579,069
At August 31, 2022, net assets consisted of:

Paid-in Capital	693,467
Total Distributable Earnings (Loss)	(114,398)
Net Assets	579,069
Net Assets
Applicable to 7,560,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	579,069
Net Asset Value Per Share	$76.60
See accompanying Notes, which are an integral part of the Financial Statements.
8

Total Corporate Bond ETF
Statement of Operations

Year Ended August 31, 2022
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	16,032
Net Investment Income—Note B	16,032
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	1,772
Affiliated Funds Sold[1]	(10,788)
Realized Net Gain (Loss)	(9,016)
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	(111,968)
Net Increase (Decrease) in Net Assets Resulting from Operations	(104,952)
1	Includes ($4,532,000) of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.
9

Total Corporate Bond ETF
Statement of Changes in Net Assets

	Year Ended August 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	16,032	17,944
Realized Net Gain (Loss)	(9,016)	10,516
Change in Unrealized Appreciation (Depreciation)	(111,968)	(18,980)
Net Increase (Decrease) in Net Assets Resulting from Operations	(104,952)	9,480
Distributions
Total Distributions	(16,149)	(17,930)
Capital Share Transactions
Issued	108,869	389,344
Issued in Lieu of Cash Distributions	—	—
Redeemed	(103,767)	(304,510)
Net Increase (Decrease) from Capital Share Transactions	5,102	84,834
Total Increase (Decrease)	(115,999)	76,384
Net Assets
Beginning of Period	695,068	618,684
End of Period	579,069	695,068
See accompanying Notes, which are an integral part of the Financial Statements.
10

Total Corporate Bond ETF
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended August 31,				November 7, 2017[1] to August 31, 2018
	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$92.55	$92.62	$89.19	$81.59	$85.00
Investment Operations
Net Investment Income[2]	2.141	2.229	2.638	2.825	2.081
Capital Gain Distributions Received[2]	.237	.053	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(16.168)	(.131)	3.614	7.717	(3.445)
Total from Investment Operations	(13.790)	2.151	6.252	10.542	(1.364)
Distributions
Dividends from Net Investment Income	(2.148)	(2.221)	(2.822)	(2.942)	(2.046)
Distributions from Realized Capital Gains	(.012)	—	—	—	—
Total Distributions	(2.160)	(2.221)	(2.822)	(2.942)	(2.046)
Net Asset Value, End of Period	$76.60	$92.55	$92.62	$89.19	$81.59
Total Return	-15.11%	2.37%	7.18%	13.29%	-1.60%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$579	$695	$619	$203	$55
Ratio of Total Expenses to Average Net Assets	—	—	—	—	— [3]
Acquired Fund Fees and Expenses	0.04%	0.04%	0.05%	0.05%	0.07% [3]
Ratio of Net Investment Income to Average Net Assets	2.52%	2.43%	2.94%	3.38%	3.10% [3]
Portfolio Turnover Rate[4]	14%	10%	40%	12%	4%
1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
11

Total Corporate Bond ETF
Notes to Financial Statements
Vanguard Total Corporate Bond ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund seeks to match the perfomance of its target index by investing in select bond index ETF's. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Financial statements and other information about each underlying fund are available at www.vanguard.com.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Underlying ETFs are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
4. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund
12

Total Corporate Bond ETF
Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
5. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended August 31, 2022, were borne by the underlying Vanguard funds in which the fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At August 31, 2022, 100% of the market value of the fund's investments was determined based on Level 1 inputs.
13

Total Corporate Bond ETF
D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	(4,532)
Total Distributable Earnings (Loss)	4,532
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	127
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(2,232)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(112,293)
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	16,149	17,930
Long-Term Capital Gains	—	—
Total	16,149	17,930
*	Includes short-term capital gains, if any.
As of August 31, 2022, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	691,380
Gross Unrealized Appreciation	22
Gross Unrealized Depreciation	(112,315)
Net Unrealized Appreciation (Depreciation)	(112,293)
14

Total Corporate Bond ETF
E.  Capital shares issued and redeemed were:
	Year Ended August 31,
	2022 Shares (000)	2021 Shares (000)

Issued	1,310	4,200
Issued in Lieu of Cash Distributions	—	—
Redeemed	(1,260)	(3,370)
Net Increase (Decrease) in Shares Outstanding	50	830
F.   Transactions during the period in affiliated underlying Vanguard funds were as follows:
	Current Period Transactions
	Aug. 31, 2021 Market Value ($000)	Purchases at Cost[1] ($000)	Proceeds from Securities Sold[2] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Aug. 31, 2022 Market Value ($000)
Vanguard Intermediate-Term Corporate Bond ETF	197,418	46,969	51,354	(3,172)	(29,885)	4,345	1,252	159,976
Vanguard Long-Term Corporate Bond ETF	270,620	83,009	79,004	(6,156)	(65,070)	8,172	—	203,399
Vanguard Market Liquidity Fund	24	NA [3]	NA [3]	—	—	1	—	281
Vanguard Short-Term Corporate Bond ETF	226,998	71,397	64,491	(1,460)	(17,013)	3,514	520	215,431
Total	695,060	201,375	194,849	(10,788)	(111,968)	16,032	1,772	579,087
1	Includes $108,836,000 of portfolio securities received as a result of in-kind purchases of the fund’s capital shares.
2	Includes $103,735,000 of portfolio securities delivered as a result of in-kind redemptions of the fund’s capital shares.
3	Not applicable—purchases and sales are for temporary cash investment purposes.
G.  Management has determined that no events or transactions occurred subsequent to August 31, 2022, that would require recognition or disclosure in these financial statements.
15

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Total Corporate Bond ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Total Corporate Bond ETF (one of the funds constituting Vanguard Scottsdale Funds, referred to hereafter as the "Fund") as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the four years in the period ended August 31, 2022 and for the period November 7, 2017 (inception) through August 31, 2018 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the four years in the period ended August 31, 2022 and for the period November 7, 2017 (inception) through August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 18, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
16

Tax information (unaudited)
The fund hereby designates $6,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund hereby designates 99.8%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates 86.2%, or if subsequently determined to be different, the maximum percentage allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.
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Trustees Approve Advisory Arrangement
The board of trustees of Vanguard Total Corporate Bond ETF has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board reviewed the quality of the investment management services provided to the fund since its inception in 2017; it also took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the short-term and since inception performance of the fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
The board concluded that the fund’s acquired fund fees and expenses were below the average expense ratio charged by funds in its peer group. The fund does not incur advisory expenses
18

directly; however, the board noted that each of the underlying funds in which the fund invests has advisory expenses below the relevant peer-group average.
The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that Vanguard’s arrangement with the fund ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
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Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard Scottsdale Funds approved the appointment of liquidity risk management program administrators responsible for administering Vanguard Total Corporate Bond ETF’s Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2021, through December 31, 2021 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
20

”Bloomberg®” and the Bloomberg U.S. Corporate Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the Indices (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Vanguard.
The Total Corporate Bond ETF is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Total Corporate Bond ETF or any member of the public regarding the advisability of investing in securities generally or in the Total Corporate Bond ETF particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Corporate Bond Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Total Corporate Bond ETF. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Total Corporate Bond ETF into consideration in determining, composing or calculating the Bloomberg U.S. Corporate Bond Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Total Corporate Bond ETF to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Total Corporate Bond ETF customers, in connection with the administration, marketing or trading of the Total Corporate Bond ETF.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG U.S. CORPORATE BOND INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE TOTAL CORPORATE BOND ETF OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. CORPORATE BOND INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. CORPORATE BOND INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE TOTAL CORPORATE BOND ETF OR BLOOMBERG U.S. CORPORATE BOND INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2022 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q9850 102022

Annual Report  |  August 31, 2022
Vanguard Total World Bond ETF

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	The 12 months ended August 31, 2022, were a challenging time for financial markets. For the period, Vanguard Total World Bond ETF returned –11.51%, roughly in line with the –11.48% return of its expense-free benchmark.
•	Early in the period, pent-up demand helped spur global growth and push down unemployment rates. The economic backdrop deteriorated, however, as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia’s invasion of Ukraine. Many central banks reacted by raising interest rates, which weighed on bond prices and sparked fears of recession.
•	Bonds from the United States, which accounted for just over half of the ETF’s assets at the end of the period, performed roughly in line with the index as a whole. European bonds performed poorly, particularly those of the United Kingdom, Italy, and Belgium. On the other hand, Japan, a heavyweight in the index, outperformed the index but still finished in negative territory.
•	Government bonds and mortgage-backed securities held up better than corporate bonds. By maturity, longer-term bonds slid more than their shorter-term counterparts. And by quality, bonds rated A fared better than those rated lower and higher within the investment-grade universe.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-12.96%	12.14%	11.61%
Russell 2000 Index (Small-caps)	-17.88	8.59	6.95
Russell 3000 Index (Broad U.S. market)	-13.28	11.90	11.29
FTSE All-World ex US Index (International)	-19.00	3.48	2.12
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-11.65%	-2.01%	0.54%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.63	-0.83	1.28
FTSE Three-Month U.S. Treasury Bill Index	0.44	0.56	1.10
CPI
Consumer Price Index	8.26%	4.90%	3.82%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. The Total World Bond ETF has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total World Bond ETF.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended August 31, 2022
Total World Bond ETF	Beginning Account Value 2/28/2022	Ending Account Value 8/31/2022	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$ 921.60	$0.24
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.95	0.26
The calculations are based on acquired fund fees and expenses for the most recent six-month period. The underlying funds' annualized expense figure for that period is 0.05%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

Total World Bond ETF
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 4, 2018, Through August 31, 2022
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2022
	One Year	Since Inception (9/4/2018)	Final Value of a $10,000 Investment
Total World Bond ETF Net Asset Value	-11.51%	0.56%	$10,227
Total World Bond ETF Market Price	-11.53	0.56	10,227
Bloomberg Global Aggregate Float Adjusted Composite Index	-11.48	0.66	10,268
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
Bloomberg Global Aggregate Float Adjusted Composite Index: Composed of the Bloomberg U.S. Aggregate Float Adjusted Index and the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index.
See Financial Highlights for dividend and capital gains information.
4

Total World Bond ETF
Cumulative Returns of ETF Shares: September 4, 2018, Through August 31, 2022
	One Year	Since Inception (9/4/2018)
Total World Bond ETF Market Price	-11.53%	2.27%
Total World Bond ETF Net Asset Value	-11.51	2.27
Bloomberg Global Aggregate Float Adjusted Composite Index	-11.48	2.68
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
The market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
5

Total World Bond ETF
Underlying Vanguard Funds
As of August 31, 2022
Vanguard Total Bond Market ETF	52.5%
Vanguard Total International Bond ETF	47.5
The table reflects the fund's investments, except for short-term investments.
6

Total World Bond ETF
Financial Statements
Schedule of Investments
As of August 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Investment Companies (99.9%)
U.S. Bond Fund (52.4%)
Vanguard Total Bond Market ETF	4,004,050	298,702
International Bond Fund (47.5%)
Vanguard Total International Bond ETF	5,502,315	270,714
Total Investment Companies (Cost $651,849)		569,416
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 2.284% (Cost $410)	4,102	410
Total Investments (100.0%) (Cost $652,259)		569,826
Other Assets and Liabilities—Net (0.0%)		3
Net Assets (100%)		569,829
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.
7

Total World Bond ETF
Statement of Assets and Liabilities
As of August 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $652,259)	569,826
Receivables for Investment Securities Sold	3,431
Receivables for Accrued Income	1
Total Assets	573,258
Liabilities
Payables for Investment Securities Purchased	3,429
Total Liabilities	3,429
Net Assets	569,829
At August 31, 2022, net assets consisted of:

Paid-in Capital	656,157
Total Distributable Earnings (Loss)	(86,328)
Net Assets	569,829

Net Assets
Applicable to 8,190,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	569,829
Net Asset Value Per Share	$69.58
See accompanying Notes, which are an integral part of the Financial Statements.
8

Total World Bond ETF
Statement of Operations

Year Ended August 31, 2022
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	15,064
Net Investment Income—Note B	15,064
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	2,573
Affiliated Funds Sold[1]	(6,294)
Realized Net Gain (Loss)	(3,721)
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	(84,542)
Net Increase (Decrease) in Net Assets Resulting from Operations	(73,199)
1	Includes ($430,000) of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.
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Total World Bond ETF
Statement of Changes in Net Assets

	Year Ended August 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,064	7,151
Realized Net Gain (Loss)	(3,721)	659
Change in Unrealized Appreciation (Depreciation)	(84,542)	(6,066)
Net Increase (Decrease) in Net Assets Resulting from Operations	(73,199)	1,744
Distributions
Total Distributions	(15,650)	(7,139)
Capital Share Transactions
Issued	209,449	151,909
Issued in Lieu of Cash Distributions	—	—
Redeemed	(132,239)	(12,797)
Net Increase (Decrease) from Capital Share Transactions	77,210	139,112
Total Increase (Decrease)	(11,639)	133,717
Net Assets
Beginning of Period	581,468	447,751
End of Period	569,829	581,468
See accompanying Notes, which are an integral part of the Financial Statements.
10

Total World Bond ETF
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended August 31,			September 4, 2018[1] to August 31, 2019
	2022	2021	2020
Net Asset Value, Beginning of Period	$80.76	$81.56	$80.97	$75.00
Investment Operations
Net Investment Income[2]	1.912	1.108	2.125	2.004
Capital Gain Distributions Received[2]	.327	.146	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(11.356)	(.929)	.782	6.071
Total from Investment Operations	(9.117)	.325	2.907	8.075
Distributions
Dividends from Net Investment Income	(1.984)	(1.125)	(2.317)	(2.105)
Distributions from Realized Capital Gains	(.079)	—	—	—
Total Distributions	(2.063)	(1.125)	(2.317)	(2.105)
Net Asset Value, End of Period	$69.58	$80.76	$81.56	$80.97
Total Return	-11.51%	0.40%	3.69%	11.00%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$570	$581	$448	$160
Ratio of Total Expenses to Average Net Assets	—	—	—	— [3]
Acquired Fund Fees and Expenses	0.05%	0.06%	0.06%	0.06% [3]
Ratio of Net Investment Income to Average Net Assets	2.55%	1.37%	2.64%	2.62% [3]
Portfolio Turnover Rate[4]	13%	10%	19%	8%
1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
See accompanying Notes, which are an integral part of the Financial Statements.
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Total World Bond ETF
Notes to Financial Statements
Vanguard Total World Bond ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund seeks to match the performance of its target index by investing in select Vanguard bond index ETF's. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Financial statements and other information about each underlying fund are available at www.vanguard.com.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Underlying ETFs are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
4. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund
12

Total World Bond ETF
Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
5. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended August 31, 2022, were borne by the underlying Vanguard funds in which the fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At August 31, 2022, 100% of the market value of the fund's investments was determined based on Level 1 inputs.
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Total World Bond ETF
D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	(430)
Total Distributable Earnings (Loss)	430
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	115
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(1,889)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(84,554)
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	15,101	7,139
Long-Term Capital Gains	549	—
Total	15,650	7,139
*	Includes short-term capital gains, if any.
As of August 31, 2022, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	654,380
Gross Unrealized Appreciation	21
Gross Unrealized Depreciation	(84,575)
Net Unrealized Appreciation (Depreciation)	(84,554)
14

Total World Bond ETF
E.  Capital shares issued and redeemed were:
	Year Ended August 31,
	2022 Shares (000)	2021 Shares (000)

Issued	2,810	1,870
Issued in Lieu of Cash Distributions	—	—
Redeemed	(1,820)	(160)
Net Increase (Decrease) in Shares Outstanding	990	1,710
F.   Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Aug. 31, 2021 Market Value ($000)	Purchases at Cost[1] ($000)	Proceeds from Securities Sold[2] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Aug. 31, 2022 Market Value ($000)
Vanguard Market Liquidity Fund	20	NA [3]	NA [3]	—	—	2	—	410
Vanguard Total Bond Market ETF	276,830	155,465	90,484	(507)	(42,602)	6,028	653	298,702
Vanguard Total International Bond ETF	304,590	131,634	117,783	(5,787)	(41,940)	9,034	1,920	270,714
Total	581,440	287,099	208,267	(6,294)	(84,542)	15,064	2,573	569,826
1	Includes $209,421,000 of portfolio securities received as a result of in-kind purchases of the fund’s capital shares.
2	Includes $132,221,000 of portfolio securities delivered as a result of in-kind redemptions of the fund’s capital shares.
3	Not applicable—purchases and sales are for temporary cash investment purposes.
G.  Management has determined that no events or transactions occurred subsequent to August 31, 2022, that would require recognition or disclosure in these financial statements.
15

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Total World Bond ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Total World Bond ETF (one of the funds constituting Vanguard Scottsdale Funds, referred to hereafter as the "Fund") as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended August 31, 2022 and for the period September 4, 2018 (inception) through August 31, 2019 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the three years in the period ended August 31, 2022 and for the period September 4, 2018 (inception) through August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
 /s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 20, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
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Tax information (unaudited)
The fund hereby designates $2,099,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund distributed $549,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund hereby designates 35.3%, or if subsequently determined to be different, the maximum percentage allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.
17

Trustees Approve Advisory Arrangement
The board of trustees of Vanguard Total World Bond ETF has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board considered the quality of the investment management services provided to the fund since its inception in 2018; it also took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the short-term and since-inception performance of the fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
The board concluded that the fund’s acquired fund fees and expenses were below the average expense ratio charged by funds in its peer group. The fund does not incur advisory expenses
18

directly; however, the board noted that each of the underlying funds in which the fund invests has advisory expenses below the relevant peer-group average.
The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that the fund’s arrangement with Vanguard ensures that the fund will realize economies of scale as the assets of the underlying funds grow, with the cost to shareholders declining as assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
19

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard Scottsdale Funds approved the appointment of liquidity risk management program administrators responsible for administering Vanguard Total World Bond ETF’s Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2021, through December 31, 2021 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
20

”Bloomberg®” and the Bloomberg Global Aggregate Float Adjusted Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the Indices (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Vanguard.
The Total World Bond ETF is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Total World Bond ETF or any member of the public regarding the advisability of investing in securities generally or in the Total World Bond ETF particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg Global Aggregate Float Adjusted Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Total World Bond ETF. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Total World Bond ETF into consideration in determining, composing or calculating the Bloomberg Global Aggregate Float Adjusted Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Total World Bond ETF to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Total World Bond ETF customers, in connection with the administration, marketing or trading of the Total World Bond ETF.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG GLOBAL AGGREGATE FLOAT ADJUSTED INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE TOTAL WORLD BOND ETF OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG GLOBAL AGGREGATE FLOAT ADJUSTED INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG GLOBAL AGGREGATE FLOAT ADJUSTED INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE TOTAL WORLD BOND ETF OR BLOOMBERG GLOBAL AGGREGATE FLOAT ADJUSTED INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2022 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

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Q30610 102022

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)       Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended August 31, 2022: $536,000
Fiscal Year Ended August 31, 2021: $566,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended August 31, 2022: $10,494,508
Fiscal Year Ended August 31, 2021: $11,244,694

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)        Audit-Related Fees.

Fiscal Year Ended August 31, 2022: $2,757,764
Fiscal Year Ended August 31, 2021: $2,955,181

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)       Tax Fees.

Fiscal Year Ended August 31, 2022: $5,202,689
Fiscal Year Ended August 31, 2021: $2,047,574

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)       All Other Fees.

Fiscal Year Ended August 31, 2022: $298,000
Fiscal Year Ended August 31, 2021: $280,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)        (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)        For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)       Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2022: $5,500,689
Fiscal Year Ended August 31, 2021: $2,327,574

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)       For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)    Code of Ethics filed herewith.

(a)(2)    Certifications filed herewith.

(b)        Certifications field herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SCOTTSDALE FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: October 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SCOTTSDALE FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: October 18, 2022

VANGUARD SCOTTSDALE FUNDS

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: October 18, 2022

* By:	/s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney  filed on October 11, 2022 (see File Number 333-11763), Incorporated by Reference.